As filed with the Securities and Exchange Commission on April 29, 2020
Securities Act File (No. 333-153445)
Investment Company Act File (No. 811-22235)

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 130	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 132	☒
(Check appropriate box or boxes)

AQR Funds
(Exact Name of Registrant Specified in Charter)
Two Greenwich Plaza, 4th Floor
Greenwich, CT 06830
(Address of Principal Executive Offices)
Registrant’s Telephone Number, Including Area Code: (203) 742-3600
H.J. Willcox, Esq.
Principal & Chief Legal Officer
AQR Capital Management, LLC
Two Greenwich Plaza, 4th Floor
Greenwich, CT 06830
(Name and Address of Agent for Service)
With copies to:
David W. Blass, Esq.
Simpson Thacher & Bartlett LLP
900 G Street, N.W.
Washington, D.C. 20001

It is proposed that this filing will become effective (check appropriate box)
[ ]	immediately upon filing pursuant to paragraph (b)
☒	on May 1, 2020, pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date), pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date), pursuant to paragraph (a)(2) of rule 485.
If appropriate, check the following box:
[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Title of Securities Being Registered: Shares of Beneficial Interest, par value, $0.001 per share.

AQR Funds Prospectus
May 1, 2020
Class I Shares and Class N Shares
	Class	Ticker Symbol
AQR Alternative Risk Premia Fund	I	QRPIX
	N	QRPNX
AQR Diversified Arbitrage Fund	I	ADAIX
	N	ADANX
AQR Equity Market Neutral Fund	I	QMNIX
	N	QMNNX
AQR Global Macro Fund	I	QGMIX
	N	QGMNX
AQR Long-Short Equity Fund	I	QLEIX
	N	QLENX
AQR Managed Futures Strategy Fund	I	AQMIX
	N	AQMNX
AQR Managed Futures Strategy HV Fund	I	QMHIX
	N	QMHNX
AQR Multi-Asset Fund	I	AQRIX
	N	AQRNX
AQR Multi-Strategy Alternative Fund	I	ASAIX
	N	ASANX
AQR Risk-Balanced Commodities Strategy Fund	I	ARCIX
	N	ARCNX
AQR Risk Parity II MV Fund	I	QRMIX
	N	QRMNX
AQR Risk Parity II HV Fund	I	QRHIX
	N	QRHNX
AQR Style Premia Alternative Fund	I	QSPIX
	N	QSPNX
AQR Style Premia Alternative LV Fund	I	QSLIX
	N	QSLNX
AQR Volatility Risk Premium Fund	I	QVPIX
	N	QVPNX
This prospectus contains important information about each Fund, including its investment objective, fees and expenses. For your benefit and protection, please read it before you invest and keep it for future reference. This prospectus relates to the Class I Shares and Class N Shares of each Fund, as applicable.

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. In addition, your investment in any of the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in any of the Funds. The likelihood of loss may be greater if you invest for a shorter period of time.
Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, the Funds intend to no longer mail paper copies of the Funds' annual and semi-annual shareholder reports, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website (https://funds.aqr.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary or, if you purchased your Fund shares through the Funds' transfer agent ALPS Fund Services, Inc., by calling (866) 290-2688.
You may elect to receive all future reports in paper free of charge. You can inform your financial intermediary or the Funds that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you purchased your Fund shares through the Funds' transfer agent ALPS Fund Services, Inc., by calling (866) 290-2688. Your election to receive reports in paper will apply to all AQR Funds held with the fund complex if you purchased your Fund shares through the Funds' transfer agent ALPS Fund Services, Inc., or all AQR Funds held in your account if you invest through a financial intermediary.

AQR Funds–Prospectus

AQR Funds–Prospectus1
AQR Alternative Risk Premia Fund
Fund Summary — May 1, 2020
Investment Objective
The AQR Alternative Risk Premia Fund (the “Fund”) seeks positive absolute returns.
As further described under “Details About the AQR Alternative Risk Premia Fund” in the Fund’s prospectus, a "positive absolute return" seeks to earn a positive total return over a reasonable period of time regardless of market conditions or general market direction.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class N
Management Fee	1.20%	1.20%
Distribution (12b-1) Fee	None	0.25%
Other Expenses
Dividends on short sales[1]	2.15%	2.15%
All other expenses	0.25%	0.25%
Total Other Expenses	2.40%	2.40%
Acquired Fund Fees and Expenses[2]	0.03%	0.03%
Total Annual Fund Operating Expenses	3.63%	3.88%
Less: Fee Waivers and/or Expense Reimbursements[3]	0.05%	0.05%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[4]	3.58%	3.83%
[1]	When a cash dividend is declared on a stock the Fund has sold short, the Fund is required to pay an amount equal to the dividend to the party from which the Fund has borrowed the stock, and to record the payment as an expense.
[2]	Acquired Fund Fees and Expenses reflect the expenses incurred indirectly by the Fund as a result of the Fund's investments in underlying money market mutual funds, exchange-traded funds or other pooled investment vehicles.
[3]	The Adviser has contractually agreed to reimburse operating expenses of the Fund in an amount sufficient to limit All Other Expenses in the table above at no more than 0.20% for Class I Shares and Class N Shares. "All Other Expenses" include all Fund operating expenses other than management fees and 12b-1 fees and exclude interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims and extraordinary expenses. This agreement (the “Expense Limitation Agreement”) will continue at least through April 30, 2021. The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust. The Adviser is entitled to recapture any fees waived and/or expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser waived fees or reimbursed expenses, provided that the amount recaptured may not cause the total annual operating expenses or All Other Expenses, as applicable, attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the waiver and/or reimbursement and (ii) the applicable limits in effect at the time of recapture.
[4]	Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements are 1.43% for Class I Shares and 1.68% for Class N Shares if dividends on short sales are not included.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Expense Limitation Agreement through April 30, 2021, as discussed in Footnote No. 3 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$361	$1,107	$1,874	$3,885
Class N Shares	$385	$1,179	$1,991	$4,101
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 192% of the average value of its portfolio.

AQR Funds–Prospectus2
Principal Investment Strategies of the Fund
The Fund pursues its investment objective by aiming to provide exposure to six separate investment styles (“Styles”): value, momentum, carry, defensive, trend and volatility using both “long” and “short” positions within the following asset groups (“Asset Groups”): stocks, equity indices, bonds and currencies. The Fund will achieve its exposure to any of the Asset Groups by using derivatives or holding those assets directly. The Fund will also use derivatives for hedging purposes. The Fund implements the Styles by investing globally in a broad range of instruments, including, but not limited to, equities (primarily those issued by large- and mid-cap companies), futures (including index futures, equity futures, interest rate futures and bond futures), currency futures and forwards, options (including written and purchased options on equities, bonds and equity and bond futures, including futures on indices) and swaps (including equity swaps, bond swaps, interest rate swaps, swaps on index futures and total return swaps) (collectively, the “Instruments”). The Fund may also invest in other registered investment companies including exchange-traded funds (“ETFs”).
The Fund’s exposure to equities includes securities of U.S. and non-U.S. issuers and equity indices representing the United States and non-U.S. countries. As of the date of this prospectus, the Adviser generally considers large- and mid-cap companies to be those companies with market capitalizations around the range of the MSCI World Index at the time of purchase. For the bonds Asset Group, the Fund will have exposure to U.S. Government securities and sovereign debt issued by other developed countries and bond indices representing such securities. The Fund may invest in debt securities of any credit rating, maturity or duration, which may include high-yield or “junk” bonds. From time to time, the Fund can have significant exposure to non-U.S. dollar denominated currencies.
The Fund is generally intended to have a low correlation to the equity, bond and credit markets. The Fund also is not designed to match the performance of any hedge fund index. In order to minimize market impact and reduce trading costs, where applicable, the Fund will utilize a proprietary approach to algorithmic trading. The Adviser will attempt to mitigate risk through diversification of holdings and through active monitoring of volatility, counterparties and other risk measures. There is no assurance, however, that the Fund will achieve its investment objective.
The Styles employed by the Fund are:
Value: Value strategies favor investments that appear cheap over those that appear expensive based on fundamental measures related to price, seeking to capture the tendency for relatively cheap assets to outperform relatively expensive assets. The Fund will seek to buy assets that are “cheap” and sell those that are “expensive.” Examples of value measures include using price-to-earnings and price-to-book ratios for selecting stocks.
Momentum: Momentum strategies favor investments that have performed relatively well over those that have underperformed over the medium-term (i.e., one year or less), seeking to capture the tendency that an asset’s recent relative performance will continue in the near future. The Fund will seek to buy assets that recently outperformed their peers and sell those that recently underperformed. Examples of momentum measures include simple price momentum for selecting stocks and price- and yield-based momentum for selecting bonds.
Carry: An asset’s “carry” is its expected return assuming market conditions, including its price, stay the same. Carry strategies favor investments with higher yields over those with lower yields, seeking to capture the tendency for higher-yielding assets to provide higher returns than lower-yielding assets. The Fund will seek to take long positions in high-yielding assets and short positions in low-yielding assets. An example of carry measures includes selecting currencies and bonds based on interest rates.
Defensive: Defensive strategies favor investments with low-risk characteristics over those with high-risk characteristics, seeking to capture the tendency for lower risk and higher-quality assets to generate higher risk-adjusted returns than higher risk and lower-quality assets. The Fund will seek to buy low-risk, high-quality assets and sell high-risk, low-quality assets. An example of a defensive measure includes using beta (i.e., an investment’s sensitivity to the securities markets) to select stocks.
Trend: Trend strategies favor investments that follow an identified positive or negative trend. The Adviser uses a proprietary, systematic and quantitative process that seeks to benefit from price trends in equity index, bond and currency Instruments. The size and type (long or short) of the position taken will relate to various factors, including the Adviser’s systematic assessment of a trend and its likelihood of continuing as well as the Adviser’s estimate of the Instrument’s risk. The Fund may have both long and short positions in different assets depending on their respective price trends. An example of a trend measure is using short-term prices (e.g., prices over a one to three month period) to select an equity index.
Volatility: Volatility strategies seek to capture the volatility risk premium across equity index and bond Asset Groups by selling (i.e., writing) call and put options to buyers seeking financial insurance in exchange for a premium, or payment, from the option buyer. The Fund may sell uncovered call and put options (i.e., where the Fund does not own or is not short, as applicable, the Instrument underlying the call or put option) and covered call and put options (i.e., where the Fund holds or is short, as applicable, an equivalent position in the Instrument underlying the call or put option). The Fund will generally delta-hedge an option it sells by taking long or short positions in the Instrument underlying the option.

AQR Funds–Prospectus3
Delta-hedging is intended to hedge the option’s directional exposure to the underlying Instrument, thereby reducing the strategy’s overall return volatility. The Fund will generally delta-hedge through the use of ETFs and/or futures. The Fund will seek to sell options that appear “expensive” based on the Adviser’s proprietary quantitative models (that is, where the demand for protection is high resulting in premiums on the written options that are attractive to the Adviser).
The Fund is actively managed and the Fund’s exposures to Styles and Asset Groups will vary based on the Adviser’s ongoing evaluation of investment opportunities. The Fund expects to maintain exposure to all six Styles; however, not all Styles are represented within each Asset Group. The Adviser targets balanced-risk weights across both Styles and Asset Groups, which means that lower risk Styles and Asset Groups, as determined by the Adviser, will generally have higher notional allocations (i.e., greater leverage) than higher risk Styles and Asset Groups, as determined by the Adviser. Risk allocations to the Volatility Style will be based on estimated losses in periods of extreme price movements (up or down) in equity or bond markets. Notwithstanding its expected lower notional allocation in comparison to the other Styles, the Volatility Style may result in large Fund losses during such periods. Individual investments are sold or closed out during a rebalancing process, the frequency of which is expected to vary depending on the Adviser’s ongoing evaluation of certain factors including changes in market conditions and how much the actual portfolio deviates from the target portfolio.
The Adviser will consider the potential federal income tax impact on a shareholders’ after-tax investment return of certain trading decisions, including but not limited to, selling or closing out of Instruments to realize losses, or to refrain from selling or closing out of Instruments to avoid realizing gains, when determined by the Adviser to be appropriate. The Adviser will also take into consideration various tax rules pertaining to holding periods, wash sales and tax straddles.
The Fund’s use of options, futures contracts, forward contracts, swaps and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use Instruments that have a leveraging effect. For example, if the Adviser seeks to gain enhanced exposure to a specific asset class through an Instrument providing leveraged exposure to the asset class and that Instrument increases in value, the gain to the Fund will be magnified. If that investment decreases in value, however, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
The Adviser, on average, will target an annualized volatility level for the Fund of 8%. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. The Adviser expects that the Fund’s targeted annualized forecasted volatility will typically range between 6% and 10%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Higher volatility generally indicates higher risk. Actual or realized volatility can and will differ from the forecasted or target volatility described above.
The Fund’s strategy engages in frequent portfolio trading which may result in a higher portfolio turnover rate than a fund with less frequent trading, and correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund, and may have adverse tax consequences.
A portion of the Fund’s assets will be held in cash or cash equivalent investments, including, but not limited to, interests in short-term investment funds, short-term bond fund shares, money market fund shares and/or U.S. Government securities.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss. The following is a summary description of certain risks of investing in the Fund.
The Fund’s volatility risk premium strategy will be implemented, in part, by selling (writing) put and call options, which exposes the Fund to tail risk. Tail risk is the risk that an event with a small probability of happening occurs (such as a major market movement or sharp spike in the volatility of equity or bond markets), resulting in a large negative impact on the Fund’s returns. See “Options Risk” for additional risks from option-writing.

AQR Funds–Prospectus4
Below Investment Grade Securities Risk: Although bonds rated below investment grade (also known as “junk” securities) generally pay higher rates of interest than investment grade bonds, bonds rated below investment grade are high risk, speculative investments that may cause income and principal losses for the Fund.
Common Stock Risk: The Fund may invest in, or have exposure to, common stocks. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Counterparty Risk: The Fund may enter into various types of derivative contracts  as described below under “Derivatives Risk”. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.
Credit Risk: Credit risk refers to the possibility that the issuer of a security or the issuer of the reference asset of a derivative instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the four highest categories (S&P Global Ratings (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that the issuer will not default on its payment obligations or that bonds will not otherwise lose value.
Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.
Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security or currency (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the section entitled “Principal Investment Strategies of the Fund,” futures contracts, forward contracts, options (both written and purchased) and swaps. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•	The Fund generally holds its foreign instruments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
•	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

AQR Funds–Prospectus5
•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s  skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s  inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Hedging Transactions Risk: The Adviser  from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser  may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees).
High Portfolio Turnover Risk: The investment techniques and strategies utilized by the Fund, including investments made on a shorter-term basis or in derivative instruments or instruments with a maturity of one year or less at the time of acquisition, may result in frequent portfolio trading and high portfolio turnover. High portfolio turnover rates will cause the Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders in the Fund.
Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share.
Leverage Risk: As part of the Fund’s principal investment strategy, the Fund will make investments in futures contracts, forward contracts, swaps, options and other derivative instruments. These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure to the underlying instrument, as well as the potential for greater loss. If the Fund uses leverage through activities such as entering into short sales or purchasing derivative instruments, the Fund has the risk that losses may exceed the net assets of the Fund. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements.
Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid-Cap Securities Risk: The Fund may invest in, or have exposure to, the securities of mid-cap companies. The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.

AQR Funds–Prospectus6
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in selecting investments or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.
The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.
Options Risk: An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the implied volatility, which in turn are affected by fiscal and monetary policies and by national and international political and economic events.
•	Purchased Options: When the Fund purchases an option, it may lose the total premium paid for it if the price of the underlying security or other assets decreased, remained the same or failed to increase to a level at or beyond the exercise price (in the case of a call option) or increased, remained the same or failed to decrease to a level at or below the exercise price (in the case of a put option). If a call or put option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.
•	Written Options: By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire exercise price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at an exercise price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is not able to close out its written put options, it may result in substantial losses to the Fund. By writing a call option, the Fund may be obligated to deliver instruments underlying an option at less than the market price. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, the Fund must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase. The Fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised options.
By writing call and put options on underlying instruments, the returns of the options writing strategy will be determined by the performance of the underlying instrument. If the underlying instrument appreciates or depreciates sufficiently over the period to offset the net premium received by the Fund, the Fund may incur losses. Increases in implied volatility of options may cause the value of an option to increase, even if the value of the underlying instrument does not change, which could result in a reduction in the Fund’s NAV. In unusual market circumstances where implied volatility sharply increases or decreases causing options spreads to be significantly correlated to the underlying instrument, the Fund’s option writing strategy may not perform as anticipated. Prior to the exercise or expiration of the option, the Fund is exposed to implied volatility risk, meaning the value, as based on implied volatility, of an option may increase due to market and economic conditions or views based on the sector or industry in which issuers of the underlying instrument participate, including issuer-specific factors.

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Seeking to capture volatility risk premium by writing options to buyers seeking financial insurance presents heightened risk of loss. The Fund could experience a sudden, significant permanent loss due to dramatic movements in financial markets, which far exceed the premiums received for writing the options. Such significant losses could result in a dramatic reduction in the Fund’s NAV on an individual Business Day. Moreover, the losses would impact then-current shareholders who may differ from shareholders who benefitted from the positive impact of the option-writing program.
Short Sale Risk: The Fund enters into a short sale by selling a security it has borrowed (typically from a broker or other institution). If the market price of a security increases after the Fund borrows the security, the Fund will suffer a (potentially unlimited) loss when it replaces the borrowed security at the higher price. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. In addition, the Fund may not always be able to borrow the security at a particular time or at an acceptable price. The Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Short sales also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses.
Sovereign Debt Risk: The Fund may invest in, or have exposure to, sovereign debt instruments. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund. Additionally, certain unexpected market events or significant adverse market movements could result in the Fund not holding enough assets to be able to meet its obligations under the agreement. Such occurrences may negatively impact the Fund’s ability to implement its principal investment strategies and could result in losses to the Fund.
Tax-Managed Investment Risk: The performance of the Fund may deviate from that of non-tax managed funds and may not provide as high a return before consideration of federal income tax consequences as non-tax managed funds. The Fund’s tax-sensitive investment strategy involves active management with the intent of minimizing the amount of realized gains from the sale of securities; however, market conditions may limit the Fund’s ability to execute such strategy. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation or regulation. Although the Fund expects that a smaller portion of its total return will consist of taxable distributions to shareholders as compared to non-tax managed funds, there can be no assurance about the size of taxable distributions to shareholders.
U.S. Government Securities Risk: Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.
Value Style Risk: Investing in or having exposure to “value” securities presents the risk that the securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.
Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.
Performance Information
The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund.
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance, including its current NAV per share, can be obtained by visiting https://funds.aqr.com.

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Class I Shares—Total Returns
The bar chart below provides an illustration of how the Fund’s performance has varied in each of the indicated calendar years.
Highest Quarterly Return	Lowest Quarterly Return
1.73% (1Q19)	-6.38% (2Q18)
Average Annual Total Returns as of December 31, 2019
The following table compares the Fund’s average annual total returns for Class I Shares and Class N Shares as of December 31, 2019 to the ICE BofAML US 3-Month Treasury Bill Index. You cannot invest directly in an index. The table includes all applicable fees and sales charges.
	One Year	Since Inception (September 19, 2017)
AQR Alternative Risk Premia Fund—Class I
Return Before Taxes	-2.97%	-4.59%
Return After Taxes on Distributions	-3.16%	-4.69%
Return After Taxes on Distributions and Sale of Fund Shares	-1.62%	-3.48%
AQR Alternative Risk Premia Fund—Class N
Return Before Taxes	-3.24%	-4.80%
ICE BofAML US 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	2.28%	1.96%
After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes and the return after taxes on distributions due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Class I Shares only. After-tax returns for other classes will vary.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Ronen Israel, M.A.	September 19, 2017	Principal of the Adviser
Ari Levine, M.S.	January 1, 2020	Principal of the Adviser
Yao Hua Ooi	September 19, 2017	Principal of the Adviser
Nathan Sosner, Ph.D.	May 1, 2019	Principal of the Adviser
For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 121 of the prospectus.

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AQR Diversified Arbitrage Fund
Fund Summary — May 1, 2020
Investment Objective
The AQR Diversified Arbitrage Fund (the “Fund”) seeks long-term absolute (positive) returns.
As further described under “Details About the AQR Diversified Arbitrage Fund” in the Fund’s prospectus, an “absolute (positive) return” seeks to earn a positive total return over a reasonable period of time regardless of market conditions or general market direction.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class N
Management Fee	1.00%	1.00%
Distribution (12b-1) Fee	None	0.25%
Other Expenses
Dividends and interest on short sales[1] and other interest expense	0.78%	0.78%
All other expenses	0.28%	0.27%
Total Other Expenses	1.06%	1.05%
Acquired Fund Fees and Expenses[2]	0.09%	0.09%
Total Annual Fund Operating Expenses	2.15%	2.39%
Less: Fee Waivers and/or Expense Reimbursements[3]	0.08%	0.07%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[4]	2.07%	2.32%
[1]	When a cash dividend is declared on a stock the Fund has sold short, or an interest payment is made on a bond the Fund has sold short, the Fund is required to pay an amount equal to the dividend or interest payment, as applicable, to the party from which the Fund has borrowed the stock or bond, and to record the payment as an expense.
[2]	Acquired Fund Fees and Expenses reflect the expenses incurred indirectly by the Fund as a result of the Fund's investments in underlying money market mutual funds, exchange-traded funds or other pooled investment vehicles.
[3]	The Adviser has contractually agreed to reimburse operating expenses of the Fund in an amount sufficient to limit All Other Expenses in the table above at no more than 0.20% for Class I Shares and Class N Shares. "All Other Expenses" include all Fund operating expenses other than management fees and 12b-1 fees and exclude interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims and extraordinary expenses. This agreement (the “Expense Limitation Agreement”) will continue at least through April 30, 2021. The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust. The Adviser is entitled to recapture any fees waived and/or expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser waived fees or reimbursed expenses, provided that the amount recaptured may not cause the total annual operating expenses or All Other Expenses, as applicable, attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the waiver and/or reimbursement and (ii) the applicable limits in effect at the time of recapture.
[4]	Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements are 1.29% for Class I Shares and 1.54% for Class N Shares if dividends and interest on short sales and other interest expense are not included.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Expense Limitation Agreement through April 30, 2021, as discussed in Footnote No. 3 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$210	$665	$1,147	$2,476
Class N Shares	$235	$739	$1,269	$2,721
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 361% of the average value of its portfolio.

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Principal Investment Strategies of the Fund
The Fund seeks to outperform, after expenses, the ICE BofAML US 3-Month Treasury Bill Index while seeking to control its tracking risk relative to this benchmark. The ICE BofAML US 3-Month Treasury Bill Index is designed to measure the performance of a high-quality short-term cash-equivalent investment. An investment in the Fund is more volatile than an investment in Treasury Bills, and is not backed by the full faith and credit of the U.S. Government.
The Fund uses a number of arbitrage investment strategies employed by hedge funds and proprietary trading desks of investment banks, including merger arbitrage, convertible arbitrage, and other kinds of arbitrage strategies and corporate event strategies described more fully below. In order to pursue these investment strategies, the Fund invests in a diversified portfolio of instruments, including equities, convertible securities, debt securities, loans (including unfunded loan commitments), warrants, options, swaps (including credit default swaps and credit default index swaps), futures contracts, forwards or other types of derivative instruments. The securities in which the Fund invests may be restricted and/or Rule 144A securities. The Sub-Adviser tactically allocates the Fund’s assets across arbitrage and alternative investment strategies with positive anticipated returns based on market conditions.
The Sub-Adviser will employ hedging strategies with the intent of (i) reducing the risk associated with each of the arbitrage and corporate event strategies; (ii) keeping the overall volatility of the Fund’s net asset value low; and (iii) maintaining a low correlation with the overall equity market.
The Fund will also engage extensively in short sales of securities. When the Fund sells a security short, it borrows the security from a third party and sells it at the then current market price. The Fund is then obligated to buy the security on a later date so that it can return the security to the lender. For arbitrage strategies, the Fund will generally buy securities and simultaneously sell securities short in amounts that are intended to result in an approximately neutral economic exposure to overall market movements.
The Fund makes use of derivative instruments, which may be used for hedging purposes, as a substitute for investing in conventional securities and for investment purposes. The Fund will also use derivatives to increase its economic exposure, either long or short, to a particular security, currency or index. Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. The Fund’s use of swaps, futures contracts, forward contracts and certain other derivative instruments may have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset underlying a derivative instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use derivative instruments that have a leveraging effect. For example, if the Adviser seeks to gain enhanced exposure to a specific asset through a derivative instrument providing leveraged exposure to the asset and that derivative instrument increases in value, the gain to the Fund will be magnified. If that investment decreases in value, however, the loss to the Fund will also be magnified. A decline in the Fund’s assets due to losses magnified by the derivative instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of derivative instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
The Fund invests in debt securities, which may be of any credit rating, maturity or duration, and which may include high-yield or “junk” bonds. A portion of the Fund’s assets will be held in cash or cash equivalent investments, including, but not limited to, interests in short-term investment funds, shares of money market or short-term bond funds and/or U.S. Government securities. In response to adverse market, economic or other conditions, such as the availability of attractive arbitrage and corporate event opportunities (or lack thereof), the Fund may temporarily invest a substantial portion of its assets in such cash or cash equivalent securities and during such periods the Fund may not achieve its investment objective. The Fund will invest in issuers in foreign countries, which may include emerging market countries.
Examples of Arbitrage and Corporate Event Strategies:
Merger Arbitrage: When engaging in merger arbitrage, the Sub-Adviser buys shares of the “target” company in a proposed merger or other reorganization between two companies. If the consideration in the transaction consists of stock of the acquirer, the Sub-Adviser will typically hedge the exposure to the acquirer by shorting the stock of the acquiring company.
Convertible Arbitrage: When employing a convertible arbitrage strategy, the Sub-Adviser invests in convertible securities that are trading at discounts to their fundamental values and attempts to mitigate the various risks associated with investing in such convertible securities. In some cases, convertible securities trade at premiums relative to their fundamental values; in such cases the Fund would short sell the respective convertible security and employ various hedging strategies to mitigate the various risks associated with being short the convertible security.

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Corporate Events: The Sub-Adviser also employs other arbitrage and corporate event strategies when market opportunities arise. Examples of such investments can include distressed investments, “SPACs” (Special Purpose Acquisition Corporations), IPOs (Initial Public Offerings), SEOs (Seasoned Equity Offerings), “price-pressure” trades, “dual-class” arbitrage and “closed-end fund” arbitrage among other strategies.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss. The following is a summary description of certain risks of investing in the Fund.
Arbitrage or Fundamental Risk: Employing arbitrage and alternative strategies involves the risk that anticipated opportunities may not play out as planned, resulting in potentially reduced returns or losses to the Fund as it unwinds failed trades.
Below Investment Grade Securities Risk: Although bonds rated below investment grade (also known as “junk” securities) generally pay higher rates of interest than investment grade bonds, bonds rated below investment grade are high risk, speculative investments that may cause income and principal losses for the Fund.
Common Stock Risk: The Fund may invest in, or have exposure to, common stocks. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Convertible Securities Risk: The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.
Counterparty Risk: The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.
Credit Default Swap Agreements Risk: The Fund may enter into credit default swap agreements or credit default index swap agreements as a “buyer” or “seller” of credit protection. Credit default swap agreements involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).
Credit Risk: Credit risk refers to the possibility that the issuer of a security or the issuer of the reference asset of a derivative instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that the issuer will not default on its payment obligations or that bonds will not otherwise lose value.
Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.
Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security or currency (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result

AQR Funds–Prospectus12
in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the section entitled “Principal Investment Strategies of the Fund,” futures contracts, forward contracts, options (both written and purchased) and swaps. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Distressed Investments Risk: The Fund may invest in distressed investments, which are issued by companies that are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy. The Fund’s investments in distressed securities typically may involve the purchase of high-yield bonds, bank debt, corporate loans or other indebtedness of such companies. These investments may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of the issuer. The Adviser’s or Sub-Adviser’s judgments about the credit quality of a financially distressed issuer and the relative value of its securities may prove to be wrong.
Emerging Market Risk: The Fund intends to have exposure to emerging markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.
Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•	The Fund generally holds its foreign instruments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
•	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s or Sub-Adviser's (as applicable) skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s or Sub-Adviser's (as applicable) inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Hedging Transactions Risk: The Adviser and Sub-Adviser from time to time employ various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s or Sub-Adviser's ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or

AQR Funds–Prospectus13
time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s and Sub-Adviser's ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser or Sub-Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees).
High Portfolio Turnover Risk: The investment techniques and strategies utilized by the Fund, including investments made on a shorter-term basis or in derivative instruments or instruments with a maturity of one year or less at the time of acquisition, may result in frequent portfolio trading and high portfolio turnover. High portfolio turnover rates will cause the Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders in the Fund.
Illiquidity Risk: The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. In addition, market conditions may cause the Fund to experience temporary mark-to-market losses, especially in less liquid positions, even in the absence of any selling of investments by the Fund.
Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser or Sub-Adviser.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share.
IPO and SEO Risk: “IPOs” or “New Issues” are initial public offerings of U.S. equity securities. “SEOs” are seasoned (i.e., secondary) equity offerings of U.S. equity securities. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations (see “Risk Factors — Small-Cap Securities Risk”). Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs or SEOs may be highly volatile or may decline shortly after the initial public offering or seasoned equity offering.
Leverage Risk: As part of the Fund’s principal investment strategy, the Fund will make investments in futures contracts, forward contracts, options and swaps and other derivative instruments. These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure to the underlying instrument, as well as the potential for greater loss. If the Fund uses leverage through activities such as entering into short sales or purchasing derivative instruments, the Fund has the risk that losses may exceed the net assets of the Fund. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements.
Litigation and Enforcement Risk: Investing in companies involved in significant restructuring tends to involve increased litigation risk. This risk may be greater in the event the Fund takes a large position or is otherwise prominently involved on a bankruptcy or creditors’ committee. The expense of asserting claims (or defending against counterclaims) and recovering any amounts pursuant to settlements or judgments may be borne by the Fund. Further, ownership of companies over certain threshold levels involves additional filing requirements and substantive regulation on such owners, and if the Fund fails to comply with all of these requirements, the Fund may be forced to disgorge profits, pay fines or otherwise bear losses or other costs from such failure to comply.
Manager Risk: If the Adviser or Sub-Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid-Cap Securities Risk: The Fund may invest in, or have exposure to, the securities of mid-cap companies. The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.

AQR Funds–Prospectus14
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in selecting investments or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.
The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.
Options Risk: An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. The Fund may also write call and put options, which includes the risk that the underlying instrument appreciates or depreciates sufficiently over the period to offset the net premium received by the Fund for the written option, resulting in a loss to the Fund.
PIPEs Risk: The Fund may make private investments in public companies whose stocks are quoted on stock exchanges or which trade in the over-the-counter securities market, a type of investment commonly referred to as a “PIPE” transaction. PIPE transactions will generally result in the Fund acquiring either restricted stock or an instrument convertible into restricted stock. As with investments in other types of restricted securities, such an investment may be illiquid. The Fund’s ability to dispose of securities acquired in PIPE transactions may depend upon the registration of such securities for resale. Any number of factors may prevent or delay a proposed registration. Even if the Fund is able to have securities acquired in a PIPE transaction registered or sell such securities through an exempt transaction, the Fund may not be able to sell all the securities on short notice, and the sale of the securities could lower the market price of the securities.
Restricted Securities Risk: Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may include private placement securities that have not been registered under the applicable securities laws. Certain restricted securities can be resold to institutional investors and traded in the institutional market under Rule 144A under the Securities Act of 1933, as amended, and are called Rule 144A securities. Rule 144A securities can be resold to qualified institutional buyers but not to the general public.
Short Sale Risk: The Fund enters into a short sale by selling a security it has borrowed (typically from a broker or other institution). If the market price of a security increases after the Fund borrows the security, the Fund will suffer a (potentially unlimited) loss when it replaces the borrowed security at the higher price. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. In addition, the Fund may not always be able to borrow the security at a particular time or at an acceptable price. The Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Short sales also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses.

AQR Funds–Prospectus15
Small-Cap Securities Risk: Investments in or exposure to the securities of companies with smaller market capitalizations involve higher risks in some respects than do investments in securities of larger companies. For example, prices of such securities are often more volatile than prices of large capitalization securities. In addition, due to thin trading in some such securities, an investment in these securities may be less liquid (i.e., harder to sell) than that of larger capitalization securities. Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.
SPACs Risk: The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.
Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund. Additionally, certain unexpected market events or significant adverse market movements could result in the Fund not holding enough assets to be able to meet its obligations under the agreement. Such occurrences may negatively impact the Fund’s ability to implement its principal investment strategies and could result in losses to the Fund.
Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.
Performance Information
The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund.
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance, including its current NAV per share, can be obtained by visiting https://funds.aqr.com.
Class I Shares—Total Returns
The bar chart below provides an illustration of how the Fund’s performance has varied in each of the indicated calendar years.
Highest Quarterly Return	Lowest Quarterly Return
3.69% (3Q16)	-3.84% (4Q14)

AQR Funds–Prospectus16
Average Annual Total Returns as of December 31, 2019
The following table compares the Fund’s average annual total returns for Class I Shares and Class N Shares as of December 31, 2019 to the ICE BofAML US 3-Month Treasury Bill Index. You cannot invest directly in an index. The table includes all applicable fees and sales charges.
	One Year	Five Year	Ten Year
AQR Diversified Arbitrage Fund—Class I
Return Before Taxes	8.53%	3.76%	2.39%
Return After Taxes on Distributions	7.66%	1.48%	0.92%
Return After Taxes on Distributions and Sale of Fund Shares	5.09%	1.83%	1.22%
AQR Diversified Arbitrage Fund—Class N
Return Before Taxes	8.32%	3.51%	2.14%
ICE BofAML US 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	2.28%	1.07%	0.58%
After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return after taxes on distributions due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Class I Shares only. After-tax returns for other classes will vary.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC. CNH Partners, LLC is the Sub-Adviser of the Fund.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Ronen Israel, M.A.	January 15, 2009	Principal of the Adviser
Lars N. Nielsen, M.Sc.	January 1, 2020	Principal of the Adviser
Robert F. Bryant	May 1, 2019	Principal of the Sub-Adviser
Mark L. Mitchell, Ph.D.	January 15, 2009	Principal of the Sub-Adviser
Todd C. Pulvino, Ph.D., A.M., M.S.	January 15, 2009	Principal of the Sub-Adviser
For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 121 of the prospectus.

AQR Funds–Prospectus17
AQR Equity Market Neutral Fund
Fund Summary — May 1, 2020
Investment Objective
The AQR Equity Market Neutral Fund (the “Fund”) seeks positive absolute returns.
As further described under “Details About the AQR Equity Market Neutral Fund” in the Fund’s prospectus, a “positive absolute return” seeks to earn a positive total return over a reasonable period of time regardless of market conditions or general market direction.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class N
Management Fee	1.10%	1.10%
Distribution (12b-1) Fee	None	0.25%
Other Expenses
Dividends on short sales[1,2]	0.44%	0.44%
All other expenses	0.19%	0.21%
Total Other Expenses	0.63%	0.65%
Acquired Fund Fees and Expenses[3]	0.03%	0.03%
Total Annual Fund Operating Expenses[2]	1.76%	2.03%
Less: Fee Waivers and/or Expense Reimbursements[4]	0.00%	0.01%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[5]	1.76%	2.02%
[1]	When a cash dividend is declared on a stock the Fund has sold short, the Fund is required to pay an amount equal to the dividend to the party from which the Fund has borrowed the stock, and to record the payment as an expense. Dividends on short sales has been restated to reflect an estimate expected to be incurred during the current fiscal year.
[2]	The Total Annual Fund Operating Expenses for Class I and Class N Shares do not correlate to the Class I and Class N Shares’ ratios to average net assets of expenses, before reimbursements and/or waivers given in the Fund’s most recent annual report which does not include the restatement of the dividends on short sales expense.
[3]	Acquired Fund Fees and Expenses reflect the expenses incurred indirectly by the Fund as a result of the Fund's investments in underlying money market mutual funds, exchange-traded funds or other pooled investment vehicles.
[4]	The Adviser has contractually agreed to reimburse operating expenses of the Fund in an amount sufficient to limit All Other Expenses in the table above at no more than 0.20% for Class I Shares and Class N Shares. "All Other Expenses" include all Fund operating expenses other than management fees and 12b-1 fees and exclude interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims and extraordinary expenses. This agreement (the “Expense Limitation Agreement”) will continue at least through April 30, 2021. The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust. The Adviser is entitled to recapture any fees waived and/or expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser waived fees or reimbursed expenses, provided that the amount recaptured may not cause the total annual operating expenses or All Other Expenses, as applicable, attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the waiver and/or reimbursement and (ii) the applicable limits in effect at the time of recapture.
[5]	Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements are 1.32% for Class I Shares and 1.58% for Class N Shares if dividends on short sales are not included.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Expense Limitation Agreement through April 30, 2021, as discussed in Footnote No. 4 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$179	$554	$954	$2,073
Class N Shares	$205	$636	$1,092	$2,358

AQR Funds–Prospectus18
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 263% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund seeks to provide investors with returns from the potential gains from its long and short equity positions. The Fund is designed to be market- or beta-neutral, which means that the Fund seeks to achieve returns that are not closely correlated with the returns of the equity markets in which the Fund invests. Accordingly, the Adviser, on average, intends to target a portfolio beta of zero over a normal business cycle. Achieving zero portfolio beta would result in returns with no correlation to the equity markets in which the Fund invests over a normal business cycle.
Under normal market conditions, the Fund pursues its investment objective by investing at least 80% of its net assets (including borrowings for investment purposes) in equity instruments and equity related and/or derivative instruments. Equity instruments include common stock, preferred stock, depositary receipts and shares or interests in real estate investment trusts (“REITs”) or REIT-like entities (“Equity Instruments”). Equity related and/or derivative instruments are investments that provide exposure to the performance of equity instruments, including equity swaps (both single-name and index swaps), equity index futures and exchange-traded funds and similar pooled investment vehicles (collectively, “Equity Derivative Instruments” and together with Equity Instruments, “Instruments”).
In managing the Fund, the Adviser takes long positions in those Instruments that, based on proprietary quantitative models, the Adviser forecasts to be undervalued and likely to increase in price, and takes short positions in those Instruments that the Adviser forecasts to be overvalued and likely to decrease in price.
The Fund may invest in or have exposure to companies of any size. The Fund will generally invest in instruments of companies located in global developed markets, including the United States. As of the date of this prospectus, the Adviser considers global developed markets to be those countries included in the MSCI World Index. The Fund does not limit its investments to any one country and may invest in any one country without limit.
The Adviser uses a set of value, momentum, quality and other economic indicators to generate an investment portfolio based on the Adviser’s global security selection and asset allocation models.
•	Value indicators identify investments that appear cheap based on fundamental measures. Examples of value indicators include using price-to-earnings and price-to-book ratios for choosing individual equities.
•	Momentum indicators identify investments showing signs of improvement, whether based on prices or fundamentals. Examples of momentum indicators include simple price momentum for choosing individual equities based on strong recent performance.
•	Quality indicators identify stable companies in good business health, including those with strong profitability and stable earnings.
•	Sentiment indicators identify companies favored by high-conviction investors or companies whose management is acting in shareholder-friendly ways.
•	In addition to these indicators, the Adviser may use a number of additional indicators based on the Adviser’s proprietary research. The Adviser may add or modify the economic indicators employed in selecting portfolio holdings from time to time.
Applying these indicators, the Adviser takes long or short positions in sectors, industries and companies that it believes are attractive or unattractive.
The Fund may, but is not required to, hedge exposure to foreign currencies using foreign currency forwards or futures.
The Fund, when taking a “long” equity position, will purchase a security that will benefit from an increase in the price of that security. When taking a “short” equity position, the Fund borrows the security from a third party and sells it at the then current market price. A “short” equity position will benefit from a decrease in price of the security and will lose value if the price of the security increases. Similarly, the Fund also takes “long” and “short” positions in Equity Derivative Instruments. A “long” position in an Equity Derivative Instrument will benefit from an increase in the price of the underlying instrument. A “short” position in an Equity Derivative Instrument will benefit from a decrease in the price of the underlying instrument and will lose value if the price of the underlying instrument increases. Simultaneously engaging in long investing and short selling is designed to reduce the net exposure of the overall portfolio to general market movements.

AQR Funds–Prospectus19
The Fund uses Equity Derivative Instruments and foreign currency forwards as a substitute for investing in conventional securities and for investment purposes to increase its economic exposure to a particular security, index or currency in a cost-effective manner. At times, the Fund may gain all equity or currency exposure through the use of Equity Derivative Instruments and currency derivative instruments, and may invest in such instruments without limitation. The Fund’s use of Equity Derivative Instruments and currency derivative instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset underlying an Equity Derivative Instrument or currency derivative instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use Equity Derivative Instruments and currency derivative instruments that have a leveraging effect. For example, if the Adviser seeks to gain enhanced exposure to a specific asset through an Equity Derivative Instrument providing leveraged exposure to the asset and that Equity Derivative Instrument increases in value, the gain to the Fund will be magnified. If that investment decreases in value, however, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Equity Derivative Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Equity Derivative Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
The Adviser, on average, will target an annualized volatility level for the Fund of 6%. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. The Adviser expects that the Fund’s targeted annualized forecasted volatility will typically range between 4% and 9%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Higher volatility generally indicates higher risk. Actual or realized volatility can and will differ from the forecasted or target volatility described above.
A significant portion of the Fund’s assets may be held in cash or cash equivalents including, but not limited to, money market instruments, U.S. treasury bills, interests in short-term investment funds or shares of money market or short-term bond funds. These cash or cash equivalent holdings serve as collateral for the positions the Fund takes and also earn income for the Fund.
When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the Fund is expected to have annual turnover of approximately 200% to 400%, although actual portfolio turnover may be higher or lower and will be affected by market conditions. This estimated annual portfolio turnover rate is based on the expected regular turnover resulting from the Fund’s implementation of its investment strategy, and does not take into account turnover that may occur as a result of purchases and redemptions into and out of the Fund’s portfolio.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss. The following is a summary description of certain risks of investing in the Fund.
Common Stock Risk: The Fund may invest in, or have exposure to, common stocks. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Counterparty Risk: The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.
Credit Risk: Credit risk refers to the possibility that the issuer of a security or the issuer of the reference asset of a derivative instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that the issuer will not default on its payment obligations or that bonds will not otherwise lose value.

AQR Funds–Prospectus20
Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.
Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security or currency (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the section entitled “Principal Investment Strategies of the Fund,” futures contracts, forward contracts and swaps. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•	The Fund generally holds its foreign instruments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
•	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s  skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s  inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Hedging Transactions Risk: The Adviser  from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser  may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees).

AQR Funds–Prospectus21
High Portfolio Turnover Risk: The investment techniques and strategies utilized by the Fund, including investments made on a shorter-term basis or in derivative instruments or instruments with a maturity of one year or less at the time of acquisition, may result in frequent portfolio trading and high portfolio turnover. High portfolio turnover rates will cause the Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders in the Fund.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share. Investments in real estate investment trusts or securities with similar characteristics that pool investors’ capital to purchase or finance real estate investments also involve certain unique risks, including concentration risk (by geography or property type) and interest rate risk (i.e., in a rising interest rate environment, the stock prices of real estate-related investments may decline and the borrowing costs of these companies may increase).
Leverage Risk: As part of the Fund’s principal investment strategy, the Fund will make investments in futures contracts, forward contracts, swaps and other derivative instruments. These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure to the underlying instrument, as well as the potential for greater loss. If the Fund uses leverage through activities such as entering into short sales or purchasing derivative instruments, the Fund has the risk that losses may exceed the net assets of the Fund. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements.
Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid-Cap Securities Risk: The Fund may invest in, or have exposure to, the securities of mid-cap companies. The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and traditional and non-traditional data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in forecasting movements in industries, sectors or companies or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.
The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.

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Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.
Short Sale Risk: The Fund enters into a short sale by selling a security it has borrowed (typically from a broker or other institution). If the market price of a security increases after the Fund borrows the security, the Fund will suffer a (potentially unlimited) loss when it replaces the borrowed security at the higher price. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. In addition, the Fund may not always be able to borrow the security at a particular time or at an acceptable price. The Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Short sales also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses.
Small-Cap Securities Risk: Investments in or exposure to the securities of companies with smaller market capitalizations involve higher risks in some respects than do investments in securities of larger companies. For example, prices of such securities are often more volatile than prices of large capitalization securities. In addition, due to thin trading in some such securities, an investment in these securities may be less liquid (i.e., harder to sell) than that of larger capitalization securities. Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.
Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund. Additionally, certain unexpected market events or significant adverse market movements could result in the Fund not holding enough assets to be able to meet its obligations under the agreement. Such occurrences may negatively impact the Fund’s ability to implement its principal investment strategies and could result in losses to the Fund.
Value Style Risk: Investing in or having exposure to “value” securities, as described in the section titled “Principal Investment Strategies of the Fund,” presents the risk that the securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.
Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.
Performance Information
The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund.
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance, including its current NAV per share, can be obtained by visiting https://funds.aqr.com.
Class I Shares—Total Returns
The bar chart below provides an illustration of how the Fund’s performance has varied in each of the indicated calendar years.
Highest Quarterly Return	Lowest Quarterly Return
10.14% (3Q15)	-8.50% (2Q18)

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Average Annual Total Returns as of December 31, 2019
The following table compares the Fund’s average annual total returns for Class I Shares and Class N Shares as of December 31, 2019 to the ICE BofAML US 3-Month Treasury Bill Index. You cannot invest directly in an index. The table includes all applicable fees and sales charges.
	One Year	Five Year	Since Inception (October 7, 2014)
AQR Equity Market Neutral Fund—Class I
Return Before Taxes	-11.27%	0.63%	1.71%
Return After Taxes on Distributions	-12.04%	-0.17%	0.48%
Return After Taxes on Distributions and Sale of Fund Shares	-6.11%	0.28%	0.91%
AQR Equity Market Neutral Fund—Class N
Return Before Taxes	-11.52%	0.36%	1.45%
ICE BofAML US 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	2.28%	1.07%	1.03%
After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes and the return after taxes on distributions due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Class I Shares only. After-tax returns for other classes will vary.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Michele L. Aghassi, Ph.D.	March 16, 2016	Principal of the Adviser
Andrea Frazzini, Ph.D., M.S.	October 7, 2014	Principal of the Adviser
Ronen Israel, M.A.	March 16, 2016	Principal of the Adviser
Lars N. Nielsen, M.Sc.	January 1, 2020	Principal of the Adviser
For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 121 of the prospectus.

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AQR Global Macro Fund
Fund Summary — May 1, 2020
Investment Objective
The AQR Global Macro Fund (the “Fund”) seeks positive absolute returns.
As further described under “Details About the AQR Global Macro Fund” in the Fund’s prospectus, a “positive absolute return” seeks to earn a positive total return over a reasonable period of time regardless of market conditions or general market direction.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class N
Management Fee	1.25%	1.25%
Distribution (12b-1) Fee	None	0.25%
Other Expenses	0.90%	0.73%
Acquired Fund Fees and Expenses[1]	0.03%	0.03%
Total Annual Fund Operating Expenses	2.18%	2.26%
Less: Fee Waivers and/or Expense Reimbursements[2]	0.70%	0.53%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	1.48%	1.73%
[1]	Acquired Fund Fees and Expenses reflect the expenses incurred indirectly by the Fund as a result of the Fund's investments in underlying money market mutual funds, exchange-traded funds or other pooled investment vehicles.
[2]	The Adviser has contractually agreed to reimburse operating expenses of the Fund in an amount sufficient to limit Other Expenses in the table above at no more than 0.20% for Class I Shares and Class N Shares. "Other Expenses" include all Fund operating expenses other than management fees and 12b-1 fees and exclude interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims and extraordinary expenses. This agreement (the “Expense Limitation Agreement”) will continue at least through April 30, 2021. The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust. The Adviser is entitled to recapture any fees waived and/or expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser waived fees or reimbursed expenses, provided that the amount recaptured may not cause the total annual operating expenses or Other Expenses, as applicable, attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the waiver and/or reimbursement and (ii) the applicable limits in effect at the time of recapture.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Expense Limitation Agreement through April 30, 2021, as discussed in Footnote No. 2 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$151	$615	$1,105	$2,459
Class N Shares	$176	$655	$1,162	$2,554
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. In accordance with industry practice, derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate which leads to the 0% portfolio turnover rate reported above. If these instruments were included in the calculation, the Fund would have a high portfolio turnover rate (as discussed below under “Principal Investment Strategies of the Fund”).
Principal Investment Strategies of the Fund
The Fund pursues its investment objective by investing globally across a wide range of asset classes, including equities, fixed income, currencies and commodities, and may take both “long” and “short” positions in each of the asset classes or Instruments (as defined below). The Fund has the flexibility to shift its allocation across asset classes and markets around the world, including emerging markets, based on the Adviser’s assessment of their relative attractiveness.

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The Adviser uses a bottom up systematic process that considers several primary indicators of attractiveness in determining whether to take a long and/or short position in an Instrument or asset class: macroeconomic data, value, momentum, carry and defensive.
Macroeconomic Data: The Adviser seeks to evaluate the impact of macroeconomic news and macroeconomic momentum on the attractiveness of Instruments and asset classes around the world. Macroeconomic themes considered include, but are not limited to, business cycles, international trade, monetary policy, investor sentiment and asset-specific fundamentals.
The evaluation of macroeconomic attractiveness includes both quantitative and qualitative components.
•	Quantitative analysis measures an Instrument’s attractiveness based on the current level and historical evolution of key macroeconomic measures. These measures include, but are not limited to, growth and inflation forecasts, demand for exports, central bank actions and equity market performance.
•	Qualitative input adds a perspective not available through quantitative analysis. These considerations include, but are not limited to, the Adviser’s assessment of fiscal and monetary policy, trade policy, geo-political risks and supply-and-demand conditions.
Value: Value strategies favor investments that appear cheap over those that appear expensive based on fundamental measures related to price, seeking to capture the tendency for relatively cheap assets to outperform relatively expensive assets. The Fund will seek to buy assets that are cheap and sell those that are expensive relative to similar investments globally and relative to their historical averages. Examples of value measures include using price-to-earnings and price-to-book ratios for selecting equities.
Momentum: Momentum strategies favor investments that have performed relatively well over those that have underperformed over the medium-term, seeking to capture the tendency that an asset’s recent performance will continue in the near future. The Fund will seek to buy assets that recently outperformed and sell those that recently underperformed relative to similar investments globally and relative to their historical averages. Examples of momentum measures include simple price momentum for selecting equities and price- and yield-based momentum for selecting bonds.
Carry: Carry strategies favor investments with higher yields over those with lower yields, seeking to capture the tendency for higher yielding assets to provide higher returns than lower-yielding assets. The Fund will seek to buy high-yielding assets and sell low-yielding assets relative to similar investments globally and relative to their historical averages. An example of carry measures includes using interest rates to select currencies and bonds.
Defensive: Defensive strategies favor investments with low-risk characteristics over those with high-risk characteristics, seeking to capture the tendency for lower risk and higher-quality assets to generate higher risk-adjusted returns than higher risk and lower-quality assets. The Fund will seek to buy low-risk, high-quality assets and sell high-risk, low-quality assets. An example of a defensive measure includes the profitability of companies in an index.
Portfolio Construction
Each of the primary indicators of attractiveness (macroeconomic data, value, momentum, carry and defensive) is taken into consideration in determining whether the Fund’s position in the Instrument in question should be long or short. The owner of a “long” position in an Instrument will benefit from an increase in the price of the underlying instrument. The owner of a “short” position in an Instrument will benefit from a decrease in the price of the underlying instrument. The Fund goes long Instruments deemed overall attractive, and short Instruments deemed overall unattractive. When there is strong agreement among the indicators, the long or short position in an Instrument or asset class will be given a greater weighting in the portfolio, while conflicting indicators will result in a lesser weighting. Individual investments are bought or sold in accordance with periodic re-ranking and rebalancing, the frequency of which is expected to vary depending on the Adviser’s assessment of the investment’s attractiveness and global market conditions.
The Adviser allocates among the different asset classes based on their contribution to the Fund’s risk budget — i.e., the targeted level of risk or volatility. The allocation process allows the Adviser to make tactical risk adjustments while maintaining long-term strategic risk weights. Within each asset class, a portion of the Fund’s target risk is allocated based on the macroeconomic indicators, with the remainder allocated based on the value, momentum, carry and defensive indicators. These relative weights, and the relative weights to each of the value, momentum, carry and defensive indicators, can vary depending on market conditions.
The Adviser generally expects that the Fund’s performance will have a low correlation to the performance of the general global equity, fixed income, currency and commodity markets over any given market cycle; however, the Fund’s performance may correlate to the performance of any one or more of those markets over short-term periods.

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The Adviser, on average, will target an annualized volatility level for the Fund of 10%. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. The Adviser expects that the Fund’s targeted annualized forecasted volatility will typically range between 5% and 15%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Higher volatility generally indicates higher risk. Actual or realized volatility can and will differ from the forecasted or target volatility described above.
Instruments
Generally, the Fund will invest in Instruments providing exposure to a number of different countries throughout the world, one of which may be the United States. Under normal circumstances, the Fund will invest significantly (at least 40%, unless market conditions are not deemed favorable by the Adviser in which case the Fund would invest at least 30%) outside the U.S. The Fund will invest primarily through exposure to foreign currencies and interest rates, sovereign debt, equity indices representing countries other than the U.S. and through exposure to companies (i) organized or located outside the U.S., (ii) whose primary trading market is located outside the U.S. or (iii) doing a substantial amount of business outside the U.S., which the Fund considers as a company that derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries including the U.S.).
In seeking to achieve its investment objective, the Fund will enter into both “long” and “short” positions using derivative instruments. The Adviser generally expects that the Fund will have exposure in long and short positions across all four major asset classes (commodities, currencies, fixed income and equities), but at any one time the Fund may emphasize one or two of the asset classes or a limited number of exposures within an asset class.
The Fund invests primarily in a portfolio of futures contracts, futures-related instruments, forwards and swaps, including, but not limited to, global developed and emerging market equity index futures, swaps on equity index futures, equity swaps and options on equity indices, global developed and emerging market currency forwards, commodity futures, forwards and swaps, global developed fixed income futures, and bond and interest rate futures and swaps (collectively, the “Instruments”). The Fund will either invest directly in the Instruments or indirectly by investing in the Subsidiary (as described below) that invests in the Instruments. The Fund may also invest in exchange-traded funds or exchange-traded notes.
Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. The Fund’s use of futures contracts, forward contracts, swaps and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use Instruments that have a leveraging effect. For example, if the Adviser seeks to gain enhanced exposure to a specific asset class through an Instrument providing leveraged exposure to the class and that Instrument increases in value, the gain to the Fund will be magnified. If that investment decreases in value, however, the loss to the Fund will be magnified. As a result of the Fund’s strategy, the Fund may have highly leveraged exposure to one or more asset classes at times. A decline in the Fund’s assets due to losses magnified by the Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
The Fund’s strategy engages in frequent portfolio trading which may result in a higher portfolio turnover rate than a fund with less frequent trading, and correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund, and may have adverse tax consequences. The Adviser utilizes portfolio optimization techniques to determine the frequency of trading, taking into account the transaction costs associated with trading each Instrument, and employs sophisticated proprietary trading techniques in an effort to mitigate trading costs and execution impact on the Fund.
A significant portion of the assets of the Fund may be invested directly or indirectly in money market instruments, which may include, but are not limited to, U.S. Government securities, U.S. Government agency securities, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market fund shares, interests in short-term investment funds, short-term bond fund shares, and cash and cash equivalents with one year or less term to maturity. These cash or cash equivalent holdings serve as collateral for the positions the Fund takes and also earn income for the Fund. While the Fund normally does not engage in any direct borrowing, leverage is implicit in the futures and other derivatives it trades.
The Fund intends to make investments through the Subsidiary and may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest primarily in commodity futures, commodity forwards, commodity swaps, swaps on commodity futures and other commodity-linked derivative

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Instruments but it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivatives, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, the Fund and the Subsidiary will be subject to the same fundamental investment restrictions on a consolidated basis and, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss. The following is a summary description of certain risks of investing in the Fund.
Commodities Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Additionally, the Fund may gain exposure to the commodities markets through investments in exchange-traded notes, the value of which may be influenced by, among other things, time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in underlying markets, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument.
Common Stock Risk: The Fund may invest in, or have exposure to, common stocks. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Counterparty Risk: The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.
Credit Risk: Credit risk refers to the possibility that the issuer of a security or the issuer of the reference asset of a derivative instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that the issuer will not default on its payment obligations or that bonds will not otherwise lose value.
Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.
Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the section

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entitled “Principal Investment Strategies of the Fund,” futures contracts, forward contracts, options and swaps. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Emerging Market Risk: The Fund intends to have exposure to emerging markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.
Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•	The Fund generally holds its foreign instruments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
•	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s  skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s  inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Hedging Transactions Risk: The Adviser  from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser  may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees).
High Portfolio Turnover Risk: The investment techniques and strategies utilized by the Fund, including investments made on a shorter-term basis or in derivative instruments or instruments with a maturity of one year or less at the time of acquisition, may result in frequent portfolio trading and high portfolio turnover. High portfolio turnover rates will cause the Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders in the Fund.
Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser.

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Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share.
Leverage Risk: As part of the Fund’s principal investment strategy, the Fund will make investments in futures contracts, forward contracts, options, swaps and other derivative instruments. These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure to the underlying instrument, as well as the potential for greater loss. If the Fund uses leverage through purchasing derivative instruments, the Fund has the risk that losses may exceed the net assets of the Fund. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements.
The 1940 Act and the rules and interpretations thereunder impose certain limitations on the Fund’s ability to use leverage; however, the Fund is not subject to any additional limitations on its net long and short exposures. For example, the Fund could hold instruments that provide five times the net return of a broad- or narrow-based securities index.
Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid-Cap Securities Risk: The Fund may invest in, or have exposure to, the securities of mid-cap companies. The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in selecting investments or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.
The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.

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Non-Diversified Status Risk: The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.
Options Risk: An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.
Short Sale Risk: The Fund may take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Short sales also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses.
Small-Cap Securities Risk: Investments in or exposure to the securities of companies with smaller market capitalizations involve higher risks in some respects than do investments in securities of larger companies. For example, prices of such securities are often more volatile than prices of large capitalization securities. In addition, due to thin trading in some such securities, an investment in these securities may be less liquid (i.e., harder to sell) than that of larger capitalization securities. Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.
Sovereign Debt Risk: The Fund may invest in, or have exposure to, sovereign debt instruments. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. The Fund and the Subsidiary will be subject to the same investment restrictions and limitations on a consolidated basis, and to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund.
Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund. Additionally, certain unexpected market events or significant adverse market movements could result in the Fund not holding enough assets to be able to meet its obligations under the agreement. Such occurrences may negatively impact the Fund’s ability to implement its principal investment strategies and could result in losses to the Fund.
Tax Risk: In order for the Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90 percent of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. Income from certain commodity-linked derivative instruments in which the Fund invests is not considered qualifying income. The Fund will therefore restrict its income from direct investments in commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10 percent of its gross income.
The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or its Subsidiary to operate as described in this

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prospectus and the SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
U.S. Government Securities Risk: Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.
Value Style Risk: Investing in or having exposure to “value” securities, as described in the section titled “Principal Investment Strategies of the Fund,” presents the risk that the securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.
Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.
Performance Information
The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund.
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance, including its current NAV per share, can be obtained by visiting https://funds.aqr.com.
Class I Shares—Total Returns
The bar chart below provides an illustration of how the Fund’s performance has varied in each of the indicated calendar years.
Highest Quarterly Return	Lowest Quarterly Return
6.40% (1Q18)	-3.02% (2Q17)

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Average Annual Total Returns as of December 31, 2019
The following table compares the Fund’s average annual total returns for Class I Shares and Class N Shares as of December 31, 2019 to the ICE BofAML US 3-Month Treasury Bill Index. You cannot invest directly in an index. The table includes all applicable fees and sales charges.
	One Year	Five Year	Since Inception (April 8, 2014)
AQR Global Macro Fund—Class I
Return Before Taxes	4.90%	2.14%	1.79%
Return After Taxes on Distributions	4.88%	1.28%	1.04%
Return After Taxes on Distributions and Sale of Fund Shares	2.90%	1.46%	1.22%
AQR Global Macro Fund—Class N
Return Before Taxes	4.62%	1.88%	1.53%
ICE BofAML US 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	2.28%	1.07%	0.94%
After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return after taxes on distributions due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Class I Shares only. After-tax returns for other classes will vary.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
John M. Liew, Ph.D., M.B.A.	April 8, 2014	Founding Principal of the Adviser
Jordan Brooks, Ph.D., M.A.	April 8, 2014	Principal of the Adviser
Michael Katz, Ph.D., A.M.	April 8, 2014	Principal of the Adviser
David Kupersmith, M.B.A.	April 8, 2014	Principal of the Adviser
Yao Hua Ooi	January 1, 2020	Principal of the Adviser
For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 121 of the prospectus.

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AQR Long-Short Equity Fund
Fund Summary — May 1, 2020
Investment Objective
The AQR Long-Short Equity Fund (the “Fund”) seeks capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class N
Management Fee	1.10%	1.10%
Distribution (12b-1) Fee	None	0.25%
Other Expenses
Dividends on short sales[1,2]	0.02%	0.02%
All other expenses	0.16%	0.18%
Total Other Expenses	0.18%	0.20%
Acquired Fund Fees and Expenses[3]	0.02%	0.02%
Total Annual Fund Operating Expenses[2]	1.30%	1.57%
Less: Fee Waivers and/or Expense Reimbursements[4]	0.00%	0.00%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[5]	1.30%	1.57%
[1]	When a cash dividend is declared on a stock the Fund has sold short, the Fund is required to pay an amount equal to the dividend to the party from which the Fund has borrowed the stock, and to record the payment as an expense. Dividends on short sales has been restated to reflect an estimate expected to be incurred during the current fiscal year.
[2]	The Total Annual Fund Operating Expenses for Class I and Class N Shares do not correlate to the Class I and Class N Shares’ ratios to average net assets of expenses, before reimbursements and/or waivers given in the Fund’s most recent annual report which does not include the restatement of the dividends on short sales expense.
[3]	Acquired Fund Fees and Expenses reflect the expenses incurred indirectly by the Fund as a result of the Fund's investments in underlying money market mutual funds, exchange-traded funds or other pooled investment vehicles.
[4]	The Adviser has contractually agreed to reimburse operating expenses of the Fund in an amount sufficient to limit All Other Expenses in the table above at no more than 0.20% for Class I Shares and Class N Shares. "All Other Expenses" include all Fund operating expenses other than management fees and 12b-1 fees and exclude interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims and extraordinary expenses. This agreement (the “Expense Limitation Agreement”) will continue at least through April 30, 2021. The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust. The Adviser is entitled to recapture any fees waived and/or expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser waived fees or reimbursed expenses, provided that the amount recaptured may not cause the total annual operating expenses or All Other Expenses, as applicable, attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the waiver and/or reimbursement and (ii) the applicable limits in effect at the time of recapture.
[5]	Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements are 1.28% for Class I Shares and 1.55% for Class N Shares if dividends on short sales are not included.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Expense Limitation Agreement through April 30, 2021, as discussed in Footnote No. 4 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$132	$412	$713	$1,568
Class N Shares	$160	$496	$855	$1,867
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 292% of the average value of its portfolio.

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Principal Investment Strategies of the Fund
The Fund seeks to provide investors with three different sources of return: 1) the potential gains from its long-short equity positions, 2) overall exposure to equity markets, and 3) the tactical variation of its net exposure to equity markets. The Fund seeks to provide higher risk-adjusted returns with lower volatility compared to global equity markets.
Under normal market conditions, the Fund pursues its investment objective by investing at least 80% of its net assets (including borrowings for investment purposes) in equity instruments and equity related and/or derivative instruments. Equity instruments include common stock, preferred stock, depositary receipts and shares or interests in real estate investment trusts (“REITs”) or REIT-like entities (“Equity Instruments”). Equity related and/or derivative instruments are investments that provide exposure to the performance of equity instruments, including equity swaps (both single-name and index swaps), equity index futures and exchange-traded funds and similar pooled investment vehicles (collectively, “Equity Derivative Instruments” and together with Equity Instruments, “Instruments”).
In managing the Fund, the Adviser takes long positions in those Instruments that, based on proprietary quantitative models, the Adviser forecasts to be undervalued and likely to increase in price, and takes short positions in those Instruments that the Adviser forecasts to be overvalued and likely to decrease in price.
The Fund may invest in or have exposure to companies of any size. The Fund has no geographic limits on where it may invest. The Fund will generally invest in instruments of companies located in global developed markets, including the United States. As of the date of this prospectus, the Adviser considers global developed markets to be those countries included in the MSCI World Index. The Fund does not limit its investments to any one country and may invest in any one country without limit.
The Adviser uses a set of value, momentum, quality and other economic indicators to generate an investment portfolio based on the Adviser’s global security selection and asset allocation models.
•	Value indicators identify investments that appear cheap based on fundamental measures. Examples of value indicators include using price-to-earnings and price-to-book ratios for choosing individual equities.
•	Momentum indicators identify investments showing signs of improvement, whether based on prices or fundamentals. Examples of momentum indicators include simple price momentum for choosing individual equities based on strong recent performance.
•	Quality indicators identify stable companies in good business health, including those with strong profitability and stable earnings.
•	Sentiment indicators identify companies favored by high-conviction investors or companies whose management is acting in shareholder-friendly ways.
•	In addition to these indicators, the Adviser may use a number of additional indicators based on the Adviser’s proprietary research. The Adviser may add or modify the economic indicators employed in selecting portfolio holdings from time to time.
Applying these indicators, the Adviser takes long or short positions in sectors, industries and companies that it believes are attractive or unattractive. In the aggregate the Fund expects to have net long exposure to the equity markets, which the Adviser may adjust over time. When the Adviser determines that market conditions are unfavorable, the Fund may reduce its long market exposure. Similarly, when the Adviser determines that market conditions are favorable, the Fund may increase its long market exposure.
The Fund is not designed to be market-neutral. The Adviser will use a tactical allocation overlay to manage the Fund’s beta exposure to broad global markets through the use of Equity Derivative Instruments and foreign currency forwards. The Adviser, on average, intends to target a portfolio beta of 0.5. The Adviser expects that the Fund’s target beta will typically range from 0.3 to 0.7.
The Fund may, but is not required to, hedge exposure to foreign currencies using foreign currency forwards or futures.
The Fund, when taking a “long” equity position, will purchase a security that will benefit from an increase in the price of that security. When taking a “short” equity position, the Fund borrows the security from a third party and sells it at the then current market price. A “short” equity position will benefit from a decrease in price of the security and will lose value if the price of the security increases. Similarly, the Fund also takes “long” and “short” positions in Equity Derivative Instruments. A “long” position in an Equity Derivative Instrument will benefit from an increase in the price of the underlying instrument. A “short” position in an Equity Derivative Instrument will benefit from a decrease in the price of the underlying instrument and will lose value if the price of the underlying instrument increases. Simultaneously engaging in long investing and short selling is designed to reduce the net exposure of the overall portfolio to general market movements.

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The Fund uses Equity Derivative Instruments and foreign currency forwards as a substitute for investing in conventional securities and for investment purposes to increase its economic exposure to a particular security, index or currency in a cost-effective manner. At times, the Fund may gain all equity or currency exposure through the use of Equity Derivative Instruments and currency derivative instruments, and may invest in such instruments without limitation. The Fund’s use of Equity Derivative Instruments and currency derivative instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset underlying an Equity Derivative Instrument or currency derivative instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use Equity Derivative Instruments and currency derivative instruments that have a leveraging effect. For example, if the Adviser seeks to gain enhanced exposure to a specific asset through an Equity Derivative Instrument providing leveraged exposure to the asset and that Equity Derivative Instrument increases in value, the gain to the Fund will be magnified. If that investment decreases in value, however, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Equity Derivative Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Equity Derivative Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
A significant portion of the Fund’s assets may be held in cash or cash equivalents including, but not limited to, money market instruments, U.S. treasury bills, interests in short-term investment funds or shares of money market or short-term bond funds. These cash or cash equivalent holdings serve as collateral for the positions the Fund takes and also earn income for the Fund.
When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the Fund is expected to have annual turnover of approximately 250% to 500%, although actual portfolio turnover may be higher or lower and will be affected by market conditions. This estimated annual portfolio turnover rate is based on the expected regular turnover resulting from the Fund’s implementation of its investment strategy, and does not take into account turnover that may occur as a result of purchases and redemptions into and out of the Fund’s portfolio.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss. The following is a summary description of certain risks of investing in the Fund.
Common Stock Risk: The Fund may invest in, or have exposure to, common stocks. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Counterparty Risk: The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.
Credit Risk: Credit risk refers to the possibility that the issuer of a security or the issuer of the reference asset of a derivative instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that the issuer will not default on its payment obligations or that bonds will not otherwise lose value.
Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.

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Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security or currency (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the section entitled “Principal Investment Strategies of the Fund,” futures contracts, forward contracts and swaps. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•	The Fund generally holds its foreign instruments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
•	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s  skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s  inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Hedging Transactions Risk: The Adviser  from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser  may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees).
High Portfolio Turnover Risk: The investment techniques and strategies utilized by the Fund, including investments made on a shorter-term basis or in derivative instruments or instruments with a maturity of one year or less at the time of acquisition, may result in frequent portfolio trading and high portfolio turnover. High portfolio turnover rates will cause the Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders in the Fund.

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Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share. Investments in real estate investment trusts or securities with similar characteristics that pool investors’ capital to purchase or finance real estate investments also involve certain unique risks, including concentration risk (by geography or property type) and interest rate risk (i.e., in a rising interest rate environment, the stock prices of real estate-related investments may decline and the borrowing costs of these companies may increase).
Leverage Risk: As part of the Fund’s principal investment strategy, the Fund will make investments in futures contracts, forward contracts, swaps and other derivative instruments. These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure to the underlying instrument, as well as the potential for greater loss. If the Fund uses leverage through activities such as entering into short sales or purchasing derivative instruments, the Fund has the risk that losses may exceed the net assets of the Fund. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements.
Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid-Cap Securities Risk: The Fund may invest in, or have exposure to, the securities of mid-cap companies. The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and traditional and non-traditional data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in forecasting movements in industries, sectors or companies or in determining the weighting of investment positions that will enable the Fund to achieve its investment objectives.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.
The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.

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Short Sale Risk: The Fund enters into a short sale by selling a security it has borrowed (typically from a broker or other institution). If the market price of a security increases after the Fund borrows the security, the Fund will suffer a (potentially unlimited) loss when it replaces the borrowed security at the higher price. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. In addition, the Fund may not always be able to borrow the security at a particular time or at an acceptable price. The Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Short sales also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses.
Small-Cap Securities Risk: Investments in or exposure to the securities of companies with smaller market capitalizations involve higher risks in some respects than do investments in securities of larger companies. For example, prices of such securities are often more volatile than prices of large capitalization securities. In addition, due to thin trading in some such securities, an investment in these securities may be less liquid (i.e., harder to sell) than that of larger capitalization securities. Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.
Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund. Additionally, certain unexpected market events or significant adverse market movements could result in the Fund not holding enough assets to be able to meet its obligations under the agreement. Such occurrences may negatively impact the Fund’s ability to implement its principal investment strategies and could result in losses to the Fund.
Value Style Risk: Investing in or having exposure to “value” securities, as described in the section titled “Principal Investment Strategies of the Fund,” presents the risk that the securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.
Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.
Performance Information
The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund.
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance, including its current NAV per share, can be obtained by visiting https://funds.aqr.com.
Class I Shares—Total Returns
The bar chart below provides an illustration of how the Fund’s performance has varied in each of the indicated calendar years.
Highest Quarterly Return	Lowest Quarterly Return
6.39% (3Q17)	-8.91% (4Q18)

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Average Annual Total Returns as of December 31, 2019
The following table compares the Fund’s average annual total returns for Class I Shares and Class N Shares as of December 31, 2019 to a reference benchmark comprised as follows: 50% MSCI World Index and 50% ICE BofAML US 3-Month Treasury Bill Index. You cannot invest directly in an index. The table includes all applicable fees and sales charges.
	One Year	Five Year	Since Inception (July 16, 2013)
AQR Long-Short Equity Fund—Class I
Return Before Taxes	1.19%	4.96%	7.83%
Return After Taxes on Distributions	1.19%	3.33%	5.46%
Return After Taxes on Distributions and Sale of Fund Shares	0.70%	3.34%	5.22%
AQR Long-Short Equity Fund—Class N
Return Before Taxes	1.01%	4.70%	7.55%
50% MSCI World Index and 50% ICE BofAML US 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	14.53%	5.02%	5.17%
After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return after taxes on distributions due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Class I Shares only. After-tax returns for other classes will vary.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Michele L. Aghassi, Ph.D.	March 16, 2016	Principal of the Adviser
Andrea Frazzini, Ph.D., M.S.	July 16, 2013	Principal of the Adviser
Ronen Israel, M.A.	January 1, 2020	Principal of the Adviser
Lars N. Nielsen, M.Sc.	January 1, 2020	Principal of the Adviser
For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 121 of the prospectus.

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AQR Managed Futures Strategy Fund
Fund Summary — May 1, 2020
Investment Objective
The AQR Managed Futures Strategy Fund (the “Fund”) seeks positive absolute returns.
As further described under “Details About the AQR Managed Futures Strategy Fund” in the Fund’s prospectus, a “positive absolute return” seeks to earn a positive total return over a reasonable period of time regardless of market conditions or general market direction.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class N
Management Fee	1.05%	1.05%
Distribution (12b-1) Fee	None	0.25%
Other Expenses
Interest expense	0.01%	0.01%
All other expenses	0.15%	0.18%
Total Other Expenses	0.16%	0.19%
Acquired Fund Fees and Expenses[1]	0.02%	0.02%
Total Annual Fund Operating Expenses	1.23%	1.51%
Less: Fee Waivers and/or Expense Reimbursements[2]	0.00%	0.00%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	1.23%	1.51%
[1]	Acquired Fund Fees and Expenses reflect the expenses incurred indirectly by the Fund as a result of the Fund's investments in underlying money market mutual funds, exchange-traded funds or other pooled investment vehicles.
[2]	The Adviser has contractually agreed to reimburse operating expenses of the Fund in an amount sufficient to limit All Other Expenses in the table above at no more than 0.20% for Class I Shares and Class N Shares. "All Other Expenses" include all Fund operating expenses other than management fees and 12b-1 fees and exclude interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims and extraordinary expenses. This agreement (the “Expense Limitation Agreement”) will continue at least through April 30, 2021. The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust. The Adviser is entitled to recapture any fees waived and/or expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser waived fees or reimbursed expenses, provided that the amount recaptured may not cause the total annual operating expenses or All Other Expenses, as applicable, attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the waiver and/or reimbursement and (ii) the applicable limits in effect at the time of recapture.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Expense Limitation Agreement through April 30, 2021, as discussed in Footnote No. 2 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$125	$390	$676	$1,489
Class N Shares	$154	$477	$824	$1,802
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. In accordance with industry practice, derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate which leads to the 0% portfolio turnover rate reported above. If these instruments were included in the calculation, the Fund would have a high portfolio turnover rate (as discussed below under “Principal Investment Strategies of the Fund”).

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Principal Investment Strategies of the Fund
The Fund pursues its investment objective by allocating assets among four major asset classes (commodities, currencies, equities and fixed income).
Generally, the Fund gains exposure to asset classes by investing in more than 100 futures contracts, futures-related instruments, forwards and swaps, including, but not limited to, commodity futures, forwards and swaps; currencies and currency futures and forwards; equity index futures and equity swaps; bond futures and swaps; and interest rate futures and swaps (collectively, the “Instruments”). The Fund may either invest directly in the Instruments or indirectly by investing in the Subsidiary (as described below) that invests in the Instruments. There are no geographic limits on the market exposure of the Fund’s assets. This flexibility allows the Adviser to look for investments or gain exposure to asset classes and markets around the world, including emerging markets, that it believes will enhance the Fund’s ability to meet its objective. The Fund may also invest in exchange-traded funds or exchange-traded notes through which the Fund can participate in the performance of one or more Instruments. The Fund’s return is expected to be derived principally from changes in the value of securities and its portfolio is expected to consist principally of securities.
The Adviser uses a proprietary, systematic and quantitative process which seeks to benefit from price trends in commodity, currency, equity and fixed income Instruments. As part of this process, the Fund will take either a long or short position in a given Instrument. The size and type (long or short) of the position taken will relate to various factors, including the Adviser’s systematic assessment of a trend and its likelihood of continuing as well as the Adviser’s estimate of the Instrument’s risk. The owner of a “long” position in a derivative instrument will benefit from an increase in the price of the underlying instrument. The owner of a “short” position in a derivative instrument will benefit from a decrease in the price of the underlying instrument. The Adviser generally expects that the Fund will have exposure in long and short positions across all four major asset classes (commodities, currencies, fixed income and equities), but at any one time the Fund may emphasize one or two of the asset classes or a limited number of exposures within an asset class.
Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. The Fund’s use of futures contracts, forward contracts, swaps and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use Instruments that have a leveraging effect. For example, if the Adviser seeks to gain enhanced exposure to a specific asset class through an Instrument providing leveraged exposure to the asset class and that Instrument increases in value, the gain to the Fund will be magnified. If that investment decreases in value, however, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
The Adviser, on average, will target an annualized volatility level for the Fund of 10%. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. The Adviser expects that the Fund’s targeted annualized forecasted volatility will typically range between 5% and 13%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Higher volatility generally indicates higher risk. Actual or realized volatility can and will differ from the forecasted or target volatility described above.
As a result of the Fund’s strategy, the Fund may have highly leveraged exposure to one or more asset classes at times. The 1940 Act and the rules and interpretations thereunder impose certain limitations on the Fund’s ability to use leverage; however, the Fund is not subject to any additional limitations on its net long and short exposures. For example, the Fund, on average, could hold instruments that provide three to four times the net return of a broad- or narrow-based securities index. For more information on these and other risk factors, please see the “Principal Risks of Investing in the Fund” and “Investment Techniques-Segregation of Assets” sections of the prospectus.
When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the Fund’s strategy will result in frequent portfolio trading and high portfolio turnover (typically greater than 300% per year).
A significant portion of the assets of the Fund may be invested directly or indirectly in money market instruments, which may include, but are not be limited to, U.S. Government securities, U.S. Government agency securities, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market fund shares, short-term bond fund shares, interests in short-term investment funds and cash and cash equivalents with one year or less term to maturity. These cash or cash equivalent holdings serve as collateral for the positions the Fund takes and also earn income for the Fund.

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The Fund intends to make investments through the Subsidiary and may invest up to 25% of its total assets in the Subsidiary. Generally, the Subsidiary will invest primarily in commodity futures, forwards and swaps, but it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivative instruments, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, the Fund and the Subsidiary will be subject to the same fundamental investment restrictions on a consolidated basis and, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss. The following is a summary description of certain risks of investing in the Fund.
Commodities Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Additionally, the Fund may gain exposure to the commodities markets through investments in exchange-traded notes, the value of which may be influenced by, among other things, time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in underlying markets, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument.
Counterparty Risk: The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.
Credit Risk: Credit risk refers to the possibility that the issuer of a security or the issuer of the reference asset of a derivative instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that the issuer will not default on its payment obligations or that bonds will not otherwise lose value.
Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.
Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the section entitled “Principal Investment Strategies of the Fund,” futures contracts, forward contracts and swaps. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities

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markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Emerging Market Risk: The Fund intends to have exposure to emerging markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.
Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•	The Fund generally holds its foreign instruments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
•	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s  skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s  inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Hedging Transactions Risk: The Adviser  from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser  may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees).
High Portfolio Turnover Risk: The investment techniques and strategies utilized by the Fund, including investments made on a shorter-term basis or in derivative instruments or instruments with a maturity of one year or less at the time of acquisition, may result in frequent portfolio trading and high portfolio turnover. High portfolio turnover rates will cause the Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders in the Fund.
Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser.

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Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share.
Leverage Risk: As part of the Fund’s principal investment strategy, the Fund will make investments in futures contracts, forward contracts, swaps and other derivative instruments to gain long and short exposure across four major asset classes (commodities, currencies, fixed income and equities). These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure to the underlying instrument, as well as the potential for greater loss. If the Fund uses leverage through purchasing derivative instruments, the Fund has the risk that losses may exceed the net assets of the Fund. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements.
Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in identifying trends or in determining the size and direction of investment positions that will enable the Fund to achieve its investment objective.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.
The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.
Non-Diversified Status Risk: The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.
Short Sale Risk: The Fund may take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Short sales also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses.
Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary

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is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. The Fund and the Subsidiary will be subject to the same investment restrictions and limitations on a consolidated basis, and to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund.
Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund. Additionally, certain unexpected market events or significant adverse market movements could result in the Fund not holding enough assets to be able to meet its obligations under the agreement. Such occurrences may negatively impact the Fund’s ability to implement its principal investment strategies and could result in losses to the Fund.
Tax Risk: In order for the Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90 percent of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. Income from certain commodity-linked derivative instruments in which the Fund invests is not considered qualifying income. The Fund will therefore restrict its income from direct investments in commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10 percent of its gross income.
The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or its Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
U.S. Government Securities Risk: Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.
Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.
Performance Information
The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund.
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance, including its current NAV per share, can be obtained by visiting https://funds.aqr.com.
Class I Shares—Total Returns
The bar chart below provides an illustration of how the Fund’s performance has varied in each of the indicated calendar years.

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Highest Quarterly Return	Lowest Quarterly Return
9.79% (4Q14)	-8.32% (2Q15)
Average Annual Total Returns as of December 31, 2019
The following table compares the Fund’s average annual total returns for Class I Shares and Class N Shares as of December 31, 2019 to the ICE BofAML US 3-Month Treasury Bill Index. You cannot invest directly in an index. The table includes all applicable fees and sales charges.
	One Year	Five Year	Since Inception (January 5, 2010)
AQR Managed Futures Strategy Fund—Class I
Return Before Taxes	1.93%	-2.99%	0.47%
Return After Taxes on Distributions	0.65%	-3.70%	-0.36%
Return After Taxes on Distributions and Sale of Fund Shares	1.14%	-2.49%	0.11%
AQR Managed Futures Strategy Fund—Class N
Return Before Taxes	1.56%	-3.26%	0.19%
ICE BofAML US 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	2.28%	1.07%	0.58%
After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes and the return after taxes on distributions due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Class I Shares only. After-tax returns for other classes will vary.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Clifford S. Asness, Ph.D., M.B.A.	January 5, 2010	Managing and Founding Principal of the Adviser
John M. Liew, Ph.D., M.B.A.	January 5, 2010	Founding Principal of the Adviser
Ari Levine, M.S.	May 1, 2014	Principal of the Adviser
Yao Hua Ooi	January 5, 2010	Principal of the Adviser
For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 121 of the prospectus.

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AQR Managed Futures Strategy HV Fund
Fund Summary — May 1, 2020
Investment Objective
The AQR Managed Futures Strategy HV Fund (the “Fund”) seeks positive absolute returns.
As further described under “Details About the AQR Managed Futures Strategy HV Fund” in the Fund’s prospectus, a “positive absolute return” seeks to earn a positive total return over a reasonable period of time regardless of market conditions or general market direction.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class N
Management Fee	1.45%	1.45%
Distribution (12b-1) Fee	None	0.25%
Other Expenses	0.25%	0.26%
Acquired Fund Fees and Expenses[1]	0.02%	0.02%
Total Annual Fund Operating Expenses	1.72%	1.98%
Less: Fee Waivers and/or Expense Reimbursements[2]	0.05%	0.06%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	1.67%	1.92%
[1]	Acquired Fund Fees and Expenses reflect the expenses incurred indirectly by the Fund as a result of the Fund's investments in underlying money market mutual funds, exchange-traded funds or other pooled investment vehicles.
[2]	The Adviser has contractually agreed to reimburse operating expenses of the Fund in an amount sufficient to limit Other Expenses in the table above at no more than 0.20% for Class I Shares and Class N Shares. "Other Expenses" include all Fund operating expenses other than management fees and 12b-1 fees and exclude interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims and extraordinary expenses. This agreement (the “Expense Limitation Agreement”) will continue at least through April 30, 2021. The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust. The Adviser is entitled to recapture any fees waived and/or expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser waived fees or reimbursed expenses, provided that the amount recaptured may not cause the total annual operating expenses or Other Expenses, as applicable, attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the waiver and/or reimbursement and (ii) the applicable limits in effect at the time of recapture.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Expense Limitation Agreement through April 30, 2021, as discussed in Footnote No. 2 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$170	$537	$929	$2,026
Class N Shares	$195	$616	$1,062	$2,301
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. In accordance with industry practice, derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate which leads to the 0% portfolio turnover rate reported above. If these instruments were included in the calculation, the Fund would have a high portfolio turnover rate (as discussed below under “Principal Investment Strategies of the Fund”).
Principal Investment Strategies of the Fund
The Fund pursues its investment objective by allocating assets among four major asset classes (commodities, currencies, equities and fixed income).

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The “HV” in the Fund’s name reflects its “higher volatility” approach. The Adviser, on average, will target an annualized volatility level for the Fund of 15%. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns.  The Adviser expects that the Fund’s targeted annualized forecasted volatility will typically range between 7% and 20%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Higher volatility generally indicates higher risk. Actual or realized volatility can and will differ from the forecasted or target volatility described above.
Generally, the Fund gains exposure to asset classes by investing in more than 100 futures contracts, futures-related instruments, forwards and swaps, including, but not limited to, commodity futures, forwards and swaps; currencies and currency futures and forwards; equity index futures and equity swaps; bond futures and swaps; and interest rate futures and swaps (collectively, the “Instruments”). The Fund may either invest directly in the Instruments or indirectly by investing in the Subsidiary (as described below) that invests in the Instruments. There are no geographic limits on the market exposure of the Fund’s assets. This flexibility allows the Adviser to look for investments or gain exposure to asset classes and markets around the world, including emerging markets, that it believes will enhance the Fund’s ability to meet its objective. The Fund may also invest in exchange-traded funds or exchange-traded notes through which the Fund can participate in the performance of one or more Instruments. The Fund’s return is expected to be derived principally from changes in the value of securities and its portfolio is expected to consist principally of securities.
The Adviser uses a proprietary, systematic and quantitative process which seeks to benefit from price trends in commodity, currency, equity and fixed income Instruments. As part of this process, the Fund will take either a long or short position in a given Instrument. The size and type (long or short) of the position taken will relate to various factors, including the Adviser’s systematic assessment of a trend and its likelihood of continuing as well as the Adviser’s estimate of the Instrument’s risk. The owner of a “long” position in a derivative instrument will benefit from an increase in the price of the underlying instrument. The owner of a “short” position in a derivative instrument will benefit from a decrease in the price of the underlying instrument. The Adviser generally expects that the Fund will have exposure in long and short positions across all four major asset classes (commodities, currencies, fixed income and equities), but at any one time the Fund may emphasize one or two of the asset classes or a limited number of exposures within an asset class.
Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. The Fund’s use of futures contracts, forward contracts, swaps and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use Instruments that have a leveraging effect. For example, if the Adviser seeks to gain enhanced exposure to a specific asset class through an Instrument providing leveraged exposure to the asset class and that Instrument increases in value, the gain to the Fund will be magnified. If that investment decreases in value, however, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
As a result of the Fund’s strategy, the Fund may have highly leveraged exposure to one or more asset classes at times. The 1940 Act and the rules and interpretations thereunder impose certain limitations on the Fund’s ability to use leverage; however, the Fund is not subject to any additional limitations on its net long and short exposures. For example, the Fund, on average, could hold instruments that provide five to six times the net return of a broad- or narrow-based securities index. For more information on these and other risk factors, please see the “Principal Risks of Investing in the Fund” and “Investment Techniques-Segregation of Assets” sections of the prospectus.
When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the Fund’s strategy will result in frequent portfolio trading and high portfolio turnover (typically greater than 300% per year).
A significant portion of the assets of the Fund may be invested directly or indirectly in money market instruments, which may include, but are not be limited to, U.S. Government securities, U.S. Government agency securities, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market fund shares, short-term bond fund shares, interests in short-term investment funds and cash and cash equivalents with one year or less term to maturity. These cash or cash equivalent holdings serve as collateral for the positions the Fund takes and also earn income for the Fund.
The Fund intends to make investments through the Subsidiary and may invest up to 25% of its total assets in the Subsidiary. Generally, the Subsidiary will invest primarily in commodity futures, forwards and swaps, but it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will invest in the Subsidiary in order to gain exposure to the

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commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivative instruments, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, the Fund and the Subsidiary will be subject to the same fundamental investment restrictions on a consolidated basis and, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss. The following is a summary description of certain risks of investing in the Fund.
Commodities Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Additionally, the Fund may gain exposure to the commodities markets through investments in exchange-traded notes, the value of which may be influenced by, among other things, time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in underlying markets, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument.
Counterparty Risk: The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.
Credit Risk: Credit risk refers to the possibility that the issuer of a security or the issuer of the reference asset of a derivative instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that the issuer will not default on its payment obligations or that bonds will not otherwise lose value.
Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.
Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the section entitled “Principal Investment Strategies of the Fund,” futures contracts, forward contracts and swaps. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

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Emerging Market Risk: The Fund intends to have exposure to emerging markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.
Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•	The Fund generally holds its foreign instruments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
•	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s  skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s  inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Hedging Transactions Risk: The Adviser  from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser  may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees).
High Portfolio Turnover Risk: The investment techniques and strategies utilized by the Fund, including investments made on a shorter-term basis or in derivative instruments or instruments with a maturity of one year or less at the time of acquisition, may result in frequent portfolio trading and high portfolio turnover. High portfolio turnover rates will cause the Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders in the Fund.
Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that

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invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share.
Leverage Risk: As part of the Fund’s principal investment strategy, the Fund will make investments in futures contracts, forward contracts, swaps and other derivative instruments to gain long and short exposure across four major asset classes (commodities, currencies, fixed income and equities). These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure to the underlying instrument, as well as the potential for greater loss. If the Fund uses leverage through purchasing derivative instruments, the Fund has the risk that losses may exceed the net assets of the Fund. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements.
Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in identifying trends or in determining the size and direction of investment positions that will enable the Fund to achieve its investment objective.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.
The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.
Non-Diversified Status Risk: The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.
Short Sale Risk: The Fund may take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Short sales also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses.
Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. The Fund and the Subsidiary will be subject to the same investment restrictions and limitations on a

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consolidated basis, and to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund.
Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund. Additionally, certain unexpected market events or significant adverse market movements could result in the Fund not holding enough assets to be able to meet its obligations under the agreement. Such occurrences may negatively impact the Fund’s ability to implement its principal investment strategies and could result in losses to the Fund.
Tax Risk: In order for the Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90 percent of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. Income from certain commodity-linked derivative instruments in which the Fund invests is not considered qualifying income. The Fund will therefore restrict its income from direct investments in commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10 percent of its gross income.
The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or its Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
U.S. Government Securities Risk: Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.
Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.
Performance Information
The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund.
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance, including its current NAV per share, can be obtained by visiting https://funds.aqr.com.
Class I Shares—Total Returns
The bar chart below provides an illustration of how the Fund’s performance has varied in each of the indicated calendar years.
Highest Quarterly Return	Lowest Quarterly Return
14.79% (4Q14)	-12.21% (2Q15)

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Average Annual Total Returns as of December 31, 2019
The following table compares the Fund’s average annual total returns for Class I Shares and Class N Shares as of December 31, 2019 to the ICE BofAML US 3-Month Treasury Bill Index. You cannot invest directly in an index. The table includes all applicable fees and sales charges.
	One Year	Five Year	Since Inception (July 16, 2013)
AQR Managed Futures Strategy HV Fund—Class I
Return Before Taxes	1.81%	-5.27%	-0.86%
Return After Taxes on Distributions	0.13%	-6.10%	-2.12%
Return After Taxes on Distributions and Sale of Fund Shares	1.07%	-4.15%	-1.03%
AQR Managed Futures Strategy HV Fund—Class N
Return Before Taxes	1.55%	-5.53%	-1.12%
ICE BofAML US 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	2.28%	1.07%	0.84%
After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes and the return after taxes on distributions due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Class I Shares only. After-tax returns for other classes will vary.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Clifford S. Asness, Ph.D., M.B.A.	July 16, 2013	Managing and Founding Principal of the Adviser
John M. Liew, Ph.D., M.B.A.	July 16, 2013	Founding Principal of the Adviser
Ari Levine, M.S.	May 1, 2014	Principal of the Adviser
Yao Hua Ooi	July 16, 2013	Principal of the Adviser
For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 121 of the prospectus.

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AQR Multi-Asset Fund
Fund Summary — May 1, 2020
Investment Objective
The AQR Multi-Asset Fund (the “Fund”) seeks total return.
Total return consists of capital appreciation and income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class N
Management Fee	0.75%	0.75%
Distribution (12b-1) Fee	None	0.25%
Other Expenses
Dividends on short sales[1] and interest expense	0.41%	0.41%
All other expenses	0.31%	0.33%
Total Other Expenses	0.72%	0.74%
Acquired Fund Fees and Expenses[2]	0.02%	0.02%
Total Annual Fund Operating Expenses	1.49%	1.76%
Less: Fee Waivers and/or Expense Reimbursements[3]	0.11%	0.13%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[4]	1.38%	1.63%
[1]	When a cash dividend is declared on a stock the Fund has sold short, the Fund is required to pay an amount equal to the dividend to the party from which the Fund has borrowed the stock, and to record the payment as an expense.
[2]	Acquired Fund Fees and Expenses reflect the expenses incurred indirectly by the Fund as a result of the Fund's investments in underlying money market mutual funds, exchange-traded funds or other pooled investment vehicles.
[3]	The Adviser has contractually agreed to reimburse operating expenses of the Fund in an amount sufficient to limit All Other Expenses in the table above at no more than 0.20% for Class I Shares and Class N Shares. "All Other Expenses" include all Fund operating expenses other than management fees and 12b-1 fees and exclude interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims and extraordinary expenses. This agreement (the “Expense Limitation Agreement”) will continue at least through April 30, 2021. The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust. The Adviser is entitled to recapture any fees waived and/or expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser waived fees or reimbursed expenses, provided that the amount recaptured may not cause the total annual operating expenses or All Other Expenses, as applicable, attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the waiver and/or reimbursement and (ii) the applicable limits in effect at the time of recapture.
[4]	Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements are 0.97% for Class I Shares and 1.22% for Class N Shares if dividends on short sales and interest expense are not included.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Expense Limitation Agreement through April 30, 2021, as discussed in Footnote No. 3 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$140	$460	$803	$1,770
Class N Shares	$166	$541	$942	$2,062
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 233% of the average value of its portfolio.

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Principal Investment Strategies of the Fund
The Fund pursues its investment objective by allocating assets among major asset classes (including, but not limited to, developed market equities, nominal and inflation-linked government bonds issued by developed countries, developed and emerging market currencies, and commodities). The Fund intends to gain exposure to these asset classes by investing in a portfolio of Instruments (as defined below). The Fund will generally have some level of investment in the majority of asset classes and Instruments but there is no stated limit on the percentage of assets the Fund can invest in a particular Instrument or the percentage of assets the Fund will allocate to any one asset class, and at times the Fund may focus on a small number of Instruments or asset classes. The allocation among the different asset classes is based on the Adviser’s assessment of the investment opportunity presented by each asset class, the risk associated with the asset class, as well as the Adviser’s assessment of prevailing market conditions within the asset classes in the United States and abroad. While the Fund will be net long equities, bonds and commodities, it may take net short positions in currencies and both long and short positions in Instruments within each of these asset classes based upon the Adviser’s evaluation of investment opportunities. The Fund may also take short positions for hedging purposes.
The Adviser seeks to allocate among asset classes in a way that avoids excessive risk exposure to any single asset class (e.g., equities, bonds, commodities) or risk premium (e.g., equity risk, duration risk, currency risk). The Adviser pursues an approach to asset allocation that manages risk (as measured by forecasted volatility and other proprietary measures) across asset classes over time. This means that lower risk asset classes (such as fixed income) will generally have higher notional allocations than higher risk asset classes (such as equities).
Additionally, the Adviser seeks to enhance returns by incorporating active views into both allocations among asset classes, and the selection of Instruments (both long and short) within an asset class. These views are based on the Adviser’s general investment philosophy centered on systematizing fundamental insights and are guided by a diversified set of signals across investment themes, such as value, momentum, carry, trend and defensive, as well as a number of additional indicators based on the Adviser’s research. Value strategies favor securities that are inexpensive, distressed or otherwise less favored by investors. Momentum strategies favor securities with strong recent price performance and positive changes in fundamentals on a relative basis. Carry strategies favor investments with higher yields. Trend strategies favor securities with recent absolute positive performance or improving fundamental metrics. Defensive strategies favor high-quality and low-risk assets. The desired overall risk level of the Fund may be increased or decreased by the Adviser. The risk exposures to asset classes can be expected to vary across asset classes based on market conditions. There can be no assurance that employing the above approach will achieve any particular level of return or will reduce volatility or potential loss.
Generally, the Fund gains exposure to asset classes by investing in many different types of instruments including, but not limited to: equity securities, equity futures, equity swaps, currencies, currency forwards, currency futures, commodity futures, commodity forwards, commodity swaps, bond futures, fixed income swaps, interest rate swaps, credit default swaps, credit default index swaps, inflation swaps, U.S. and foreign government bonds (including inflation-linked bonds, such as Treasury Inflation-Protected Securities (“TIPS”)), cash and cash equivalents including but not limited to money market fund shares (collectively, the “Instruments”), either by investing directly in those Instruments, or indirectly by investing in the Subsidiary (as described below) that invests in those Instruments. To gain exposure to equity securities (both individual stocks and stock market indices), the Fund will hold long or short positions. The Fund will gain long or short exposure directly and/or through the use of derivative instruments. There is no maximum or minimum exposure to any one Instrument or any one asset class. The Fund may also invest in exchange-traded funds or exchange-traded notes through which the Fund can participate in the performance of one or more Instruments.
The Fund has no geographic limits on where its investments may be located or where its assets may be exposed. This flexibility allows the Adviser to look for investments or gain exposure to asset classes and markets around the world, including emerging markets, that it believes will enhance the Fund’s ability to meet its objective. The Fund may have exposure to fixed income securities of U.S. and non-U.S. issuers of any credit quality, duration or maturity, including securities that are unrated or are rated in the lowest credit rating categories. The Fund may have exposure to equity securities of companies of any market capitalization. There is no percentage limit on the Fund’s exposure to below investment-grade fixed income securities or to small less-liquid equity securities.
The Fund may have exposure in long and short positions across all of the asset classes. Selling securities short allows the Fund to reflect to a greater extent, compared to a long-only approach, the Adviser’s views on Instruments it expects to underperform. For example, the Fund may take a short position in a particular Instrument based on the Adviser’s evaluation of the value, momentum, carry, trend or defensive investment themes discussed above. Selling securities short also allows the Fund to establish additional long positions using the short sale proceeds, and thereby take greater advantage, compared to a long-only approach, of the Adviser’s views on Instruments it expects to outperform. The Fund, when taking a “long” position, will purchase a security that will benefit from an increase in the price of that security. When taking a “short” position in a security, the Fund will borrow the security from a third party and sell it at the then current market price. The Fund may also take “short” positions in futures, forwards or swaps. A “short” position will benefit from a decrease in price of the underlying Instrument and lose value if the price of the underlying Instrument increases.

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Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. The Fund’s use of futures contracts, forward contracts, swaps, short sales and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use Instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the Fund’s NAV to experience greater volatility. There is no assurance that the Fund’s use of Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
The Adviser, on average, will typically target an annualized volatility level for the Fund ranging between 7% and 13%. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. The actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Higher volatility generally indicates higher risk. Actual or realized volatility can and will differ from the forecasted or target volatility described above.
As a result of the Fund’s strategy, the Fund may have highly leveraged exposure to one or more asset classes at times. The 1940 Act and the rules and interpretations thereunder impose certain limitations on the Fund’s ability to use leverage; however, the Fund is not subject to any additional limitations on its exposures.
When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the Fund’s strategy will result in frequent portfolio trading and high portfolio turnover (typically greater than 100%).
A significant portion of the assets of the Fund may be invested directly or indirectly in money market instruments, which may include, but are not be limited to, U.S. Government securities, U.S. Government agency securities, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market fund shares, short-term bond fund shares, interests in short-term investment funds, and cash and cash equivalents with one year or less term to maturity. These cash or cash equivalent holdings serve as collateral for the positions the Fund takes and also earn income for the Fund. The Fund may also enter into repurchase and reverse repurchase agreements. Under a repurchase agreement the Fund buys securities that the seller has agreed to buy back at a specified time and at a set price. Under a reverse repurchase agreement, the Fund sells securities to another party and agrees to repurchase them at a particular date and price. Leverage may be created when the Fund enters into reverse repurchase agreements, engages in futures and swap transactions or uses certain other derivative instruments.
The Fund intends to make investments through the Subsidiary and may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest primarily in commodity futures, forwards and swaps but it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivative instruments, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, the Fund and the Subsidiary will be subject to the same fundamental investment restrictions on a consolidated basis and, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss. The following is a summary description of certain risks of investing in the Fund.
Below Investment Grade Securities Risk: Although bonds rated below investment grade (also known as “junk” securities) generally pay higher rates of interest than investment grade bonds, bonds rated below investment grade are high risk, speculative investments that may cause income and principal losses for the Fund.

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Commodities Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Additionally, the Fund may gain exposure to the commodities markets through investments in exchange-traded notes, the value of which may be influenced by, among other things, time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in underlying markets, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument.
Common Stock Risk: The Fund may invest in, or have exposure to, common stocks. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Counterparty Risk: The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.
Credit Default Swap Agreements Risk: The Fund may enter into credit default swap agreements or credit default index swap agreements as a “buyer” or “seller” of credit protection. Credit default swap agreements involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).
Credit Risk: Credit risk refers to the possibility that the issuer of a security or the issuer of the reference asset of a derivative instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that the issuer will not default on its payment obligations or that bonds will not otherwise lose value.
Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.
Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the section entitled “Principal Investment Strategies of the Fund,” futures contracts, forward contracts and swaps. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Emerging Market Risk: The Fund intends to have exposure to emerging markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

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Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•	The Fund generally holds its foreign instruments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
•	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s  skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s  inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Hedging Transactions Risk: The Adviser  from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser  may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees).
High Portfolio Turnover Risk: The investment techniques and strategies utilized by the Fund, including investments made on a shorter-term basis or in derivative instruments or instruments with a maturity of one year or less at the time of acquisition, may result in frequent portfolio trading and high portfolio turnover. High portfolio turnover rates will cause the Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders in the Fund.
Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share.
Leverage Risk: As part of the Fund’s principal investment strategy, the Fund will enter into short sales and will make investments in futures contracts, forward contracts, swaps and other derivative instruments. These investment activities provide the economic effect of financial leverage by creating additional investment exposure to the underlying

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instrument, as well as the potential for greater loss. If the Fund uses leverage through purchasing derivative instruments, the Fund has the risk that losses may exceed the net assets of the Fund. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements.
Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid-Cap Securities Risk: The Fund may invest in, or have exposure to, the securities of mid-cap companies. The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and traditional and non-traditional data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in forecasting market returns or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.
The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.
Non-Diversified Status Risk: The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.
Repurchase Agreements Risk: The Fund may invest in repurchase agreements. When entering into a repurchase agreement, the Fund essentially makes a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specified time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering amounts owed to it.
Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to the Fund. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market

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value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, and (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them. In addition, the use of reverse repurchase agreements may be regarded as leveraging.
Short Sale Risk: The Fund enters into a short sale by selling a security it has borrowed (typically from a broker or other institution). If the market price of a security increases after the Fund borrows the security, the Fund will suffer a (potentially unlimited) loss when it replaces the borrowed security at the higher price. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. In addition, the Fund may not always be able to borrow the security at a particular time or at an acceptable price. The Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Short sales also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses.
Small-Cap Securities Risk: Investments in or exposure to the securities of companies with smaller market capitalizations involve higher risks in some respects than do investments in securities of larger companies. For example, prices of such securities are often more volatile than prices of large capitalization securities. In addition, due to thin trading in some such securities, an investment in these securities may be less liquid (i.e., harder to sell) than that of larger capitalization securities. Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.
Sovereign Debt Risk: The Fund may invest in, or have exposure to, sovereign debt instruments. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. The Fund and the Subsidiary will be subject to the same investment restrictions and limitations on a consolidated basis, and to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund.
Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund. Additionally, certain unexpected market events or significant adverse market movements could result in the Fund not holding enough assets to be able to meet its obligations under the agreement. Such occurrences may negatively impact the Fund’s ability to implement its principal investment strategies and could result in losses to the Fund.
Tax Risk: In order for the Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90 percent of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. Income from certain commodity-linked derivative instruments in which the Fund invests is not considered qualifying income. The Fund will therefore restrict its income from direct investments in commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10 percent of its gross income.
The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or its Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently

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impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
TIPS and Inflation-Linked Bonds Risk: The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-protected securities. If the Fund purchases inflation-protected securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. The inflation-protected securities markets are generally much smaller and less liquid than the nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
U.S. Government Securities Risk: Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.
Value Style Risk: Investing in or having exposure to “value” securities presents the risk that the securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.
Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.
Performance Information
The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The Fund’s returns prior to January 30, 2019 as reflected in the bar chart and the table are those of the Fund when it followed different investment strategies under the name “AQR Risk Parity Fund.”
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance, including its current NAV per share, can be obtained by visiting https://funds.aqr.com.
Class I Shares—Total Returns
The bar chart below provides an illustration of how the Fund’s performance has varied in each of the indicated calendar years.
Highest Quarterly Return	Lowest Quarterly Return
9.64% (1Q19)	-9.56% (2Q13)

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Average Annual Total Returns as of December 31, 2019
The following table compares the Fund’s average annual total returns for Class I Shares and Class N Shares as of December 31, 2019 to a reference benchmark comprised as follows: 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index. You cannot invest directly in an index. The table includes all applicable fees and sales charges.
	One Year	Five Year	Since Inception (September 29, 2010)
AQR Multi-Asset Fund—Class I
Return Before Taxes	21.05%	5.80%	6.41%
Return After Taxes on Distributions	18.32%	3.29%	3.86%
Return After Taxes on Distributions and Sale of Fund Shares	12.81%	3.45%	3.93%
AQR Multi-Asset Fund—Class N
Return Before Taxes	20.67%	5.53%	6.12%
60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	22.18%	8.37%	9.88%
After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return after taxes on distributions due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Class I Shares only. After-tax returns for other classes will vary.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
John M. Liew, Ph.D., M.B.A.	September 29, 2010	Founding Principal of the Adviser
John J. Huss	May 1, 2015	Principal of the Adviser
Ronen Israel, M.A.	January 1, 2020	Principal of the Adviser
Michael A. Mendelson, M.B.A., S.M.	September 29, 2010	Principal of the Adviser
Lars N. Nielsen, M.Sc.	January 1, 2020	Principal of the Adviser
Yao Hua Ooi	September 29, 2010	Principal of the Adviser
For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 121 of the prospectus.

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AQR Multi-Strategy Alternative Fund
Fund Summary — May 1, 2020
Investment Objective
The AQR Multi-Strategy Alternative Fund (the “Fund”) seeks positive absolute returns.
As further described under “Details About the AQR Multi-Strategy Alternative Fund” in the Fund’s prospectus, a “positive absolute return” seeks to earn a positive total return over a reasonable period of time regardless of market conditions or general market direction.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class N
Management Fee	1.75%	1.75%
Distribution (12b-1) Fee	None	0.25%
Other Expenses
Dividends and interest on short sales[1] and other interest expense	0.73%	0.73%
All other expenses	0.24%	0.25%
Total Other Expenses	0.97%	0.98%
Acquired Fund Fees and Expenses[2]	0.09%	0.09%
Total Annual Fund Operating Expenses	2.81%	3.07%
Less: Fee Waivers and/or Expense Reimbursements[3]	0.04%	0.05%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[4]	2.77%	3.02%
[1]	When a cash dividend is declared on a stock the Fund has sold short, or an interest payment is made on a bond the Fund has sold short, the Fund is required to pay an amount equal to the dividend or interest payment, as applicable, to the party from which the Fund has borrowed the stock or bond, and to record the payment as an expense.
[2]	Acquired Fund Fees and Expenses reflect the expenses incurred indirectly by the Fund as a result of the Fund's investments in underlying money market mutual funds, exchange-traded funds or other pooled investment vehicles.
[3]	The Adviser has contractually agreed to reimburse operating expenses of the Fund in an amount sufficient to limit All Other Expenses in the table above at no more than 0.20% for Class I Shares and Class N Shares. "All Other Expenses" include all Fund operating expenses other than management fees and 12b-1 fees and exclude interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims and extraordinary expenses. This agreement (the “Expense Limitation Agreement”) will continue at least through April 30, 2021. The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust. The Adviser is entitled to recapture any fees waived and/or expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser waived fees or reimbursed expenses, provided that the amount recaptured may not cause the total annual operating expenses or All Other Expenses, as applicable, attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the waiver and/or reimbursement and (ii) the applicable limits in effect at the time of recapture.
[4]	Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements are 2.04% for Class I Shares and 2.29% for Class N Shares if dividends and interest on short sales and other interest expense are not included.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Expense Limitation Agreement through April 30, 2021, as discussed in Footnote No. 3 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$280	$867	$1,480	$3,135
Class N Shares	$305	$943	$1,606	$3,380
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 173% of the average value of its portfolio.

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Principal Investment Strategies of the Fund
The Fund seeks to efficiently capture a diversified set of strategies traditionally made available through unregistered funds (commonly referred to as “hedge funds”) to provide an overall investment strategy that has low average correlation to traditional asset classes. The Fund pursues its investment objective by aiming to provide exposure to several categories of such strategies often referred to as “alternative” or “absolute return” strategies. Utilizing a well-diversified portfolio of Instruments (as defined below), the Fund seeks exposure to the following categories of strategies: Arbitrage, Stock Selection and Macro. Through exposure to these strategies, the Fund attempts to generate positive absolute returns over time. The Fund implements these strategies by investing globally (including in emerging markets) in a broad range of instruments, including, but not limited to, equities (primarily those issued by large- and mid-cap companies), depositary receipts, bonds, convertible securities, futures (including commodity futures, index futures, equity futures, bond futures and interest rate futures), currency and commodity forwards, options (both written and purchased) and swaps (including commodity swaps, swaps on commodity futures, equity swaps, swaps on index futures, total return swaps, interest rate swaps, and credit default swaps) (collectively, the “Instruments”). The Fund will either invest directly in the Instruments or indirectly by investing in the Subsidiary (as described below) that invests in the Instruments. The securities in which the Fund invests may be restricted and/or Rule 144A securities. The Fund may also invest in exchange-traded funds (“ETFs”) or exchange-traded notes through which the Fund can participate in the performance of one or more Instruments. The Fund currently intends to achieve its exposure to equities and convertible securities by either holding securities or holding cash and using derivatives, rather than holding those securities directly. The Fund is generally intended to have a low average correlation to the equity, bond and credit markets. The Fund may invest in debt securities of any credit rating, maturity or duration, which may include high-yield or “junk” bonds. The Fund will utilize proprietary trading algorithms in order to minimize market impact and reduce trading costs. The Adviser will attempt to mitigate risk through diversification of holdings and through active monitoring of volatility, counterparties and other risk measures. There is no assurance, however, that the Fund will achieve its investment objective. As of the date of this prospectus, the Adviser generally considers large- and mid-cap companies to be those companies with market capitalizations around the range of the MSCI World Index at the time of purchase.
The categories of strategies employed by the Fund include:
•	Arbitrage: These strategies aim to capture relative mispricing between related securities. These strategies include merger arbitrage, convertible arbitrage, volatility arbitrage as well as other event-driven trades such as split-offs, spin-offs, and other capital structure transactions. These strategies will be implemented with a variety of underlying security types including individual equities, total return swaps, equity index and fixed income futures, currency forwards, convertible securities, credit default swaps and options. The Adviser collaborates with the Sub-Adviser for convertible arbitrage, merger arbitrage and other event driven strategies.
•	Stock Selection: These strategies aim to take advantage of market inefficiencies, behavioral biases or risk-based preferences that cause specific stocks to be under- or over-priced relative to one another. These strategies tend to go long securities that are cheap, showing signs of improvement, profitable, held by other high conviction investors and where company management is behaving in the best interest of the shareholder and short stocks with the opposite characteristics. These strategies invest across both developed and emerging markets and utilize individual equities, total return swaps and equity index futures.
•	Macro: These strategies aim to profit from dislocations in global equity, fixed income, currency and commodity markets which are due to behavioral biases, risk-based preferences and actions of non-profit maximizing market participants (e.g., central that banks are involved in markets but not for the purpose of generating profits). These macro strategies include both directional strategies, which are based on timing a market’s direction, as well as relative value strategies, which are designed to be implemented in a market neutral manner. These strategies generally seek to be (i) long markets that are performing well, trading at reasonable valuations, have a positive yield and whose central banks are behaving in a manner that is supportive to price, while taking into account other factors such as seasonality in markets and international trade, and (ii) short markets with the opposite characteristics. These strategies are primarily implemented using forwards, futures and swaps across these various asset classes.
The Fund provides exposure to several absolute return strategies through one fund offering. The Fund may add additional strategies within each category from time to time. The Fund currently intends to have exposure to each of the categories of strategies noted above, however, it may vary its level of allocation among these categories depending on market conditions.
The Adviser, on average, will target an annualized volatility level for the Fund of between 7% and 10%. Higher volatility generally indicates higher risk. The actual or realized volatility level of the Fund can and will be materially higher or lower than its target volatility depending on market conditions.
The Fund’s overall strategy engages in frequent portfolio trading which may result in a higher portfolio turnover rate than a fund with less frequent trading, and correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund, and may have adverse tax consequences.

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Certain strategies will have exposure to short sales. When taking a short position, the Fund borrows the security from a third party and sells it at the then current market price. The Fund may also take short positions in futures, forwards or swaps. The owner of a long position will benefit from an increase in the price of the underlying security or Instrument. The owner of a short position will benefit from a decrease in the price of the underlying security or Instrument. Simultaneously engaging in long investing and short selling reduces the net exposure of the overall portfolio to general market movements.
Portfolio Construction
The Fund is constructed, at both the strategy level and the portfolio level, to provide returns that have low correlation to the equity, bond and credit markets. The Fund will be managed to be broadly diversified across a range of global markets.
Strategy Level
Each of the strategies is constructed using a bottom up systematic process. In addition, two or more strategies may be used in combination to achieve a particular investment exposure or goal. The overall Fund is designed to be neutral to equity markets on average, however over shorter horizons the Fund can be tactically positioned for a long or short equity market exposure and therefore may have some equity-based systematic risk.
Although the Fund may simultaneously use one type of exposure in more than one strategy, the exposure will be independently selected to achieve the goal of the particular strategy.
Portfolio Level
Once each strategy has been individually constructed or groupings of strategies developed, the Adviser combines them into a single portfolio using a long term strategic risk weighting process and a tactical risk allocation. By combining these two methods, the Adviser seeks to implement the overall strategy while opportunistically taking advantage of strategies that are particularly attractive currently. In general, however, the Adviser’s portfolio construction process focuses on adding value through diversified risk weighting over the long-term.
Sizing Positions
The Adviser sets both the long-term strategic risk weights across the individual strategies or grouped strategies, as well as short-term tactical weightings which may deviate from the long-term strategic targets due to shorter term market risks or opportunities. Both the long-term strategic risk weights and the shorter term tactical shifts are determined by the Adviser using quantitative inputs and subjective assessment of the current market environment. The short-term tactical underweights or overweights are intended to vary only modestly from the strategic weights. However, there is no limit on the tactical underweights or overweights and the Adviser has the discretion to not employ a strategy either temporarily or permanently if the perceived risks of the strategy outweigh the potential benefits.
Risk Management
The Adviser will use quantitative and qualitative methods to assess the level of risk (i.e., volatility of return) for the Fund.
The Fund intends to make investments through the Subsidiary and may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest primarily in commodity swaps, commodity forwards, commodity futures and other commodity-linked derivative instruments but it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivative instruments, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, the Fund and the Subsidiary will be subject to the same fundamental investment restrictions on a consolidated basis and, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
A portion of the Fund’s assets will be held in cash or cash equivalent investments, including, but not limited to, interests in short-term investment funds, short-term bond fund shares, money market fund shares and/or U.S. Government securities.

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Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss. The following is a summary description of certain risks of investing in the Fund.
Arbitrage or Fundamental Risk: Employing arbitrage and alternative strategies involves the risk that anticipated opportunities may not play out as planned, resulting in potentially reduced returns or losses to the Fund as it unwinds failed trades.
Below Investment Grade Securities Risk: Although bonds rated below investment grade (also known as “junk” securities) generally pay higher rates of interest than investment grade bonds, bonds rated below investment grade are high risk, speculative investments that may cause income and principal losses for the Fund.
Commodities Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Additionally, the Fund may gain exposure to the commodities markets through investments in exchange-traded notes, the value of which may be influenced by, among other things, time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in underlying markets, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument.
Common Stock Risk: The Fund may invest in, or have exposure to, common stocks. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Convertible Securities Risk: The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.
Counterparty Risk: The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.
Credit Default Swap Agreements Risk: The Fund may enter into credit default swap agreements or credit default index swap agreements as a “buyer” or “seller” of credit protection. Credit default swap agreements involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).
Credit Risk: Credit risk refers to the possibility that the issuer of a security or the issuer of the reference asset of a derivative instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that the issuer will not default on its payment obligations or that bonds will not otherwise lose value.
Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.

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Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the section entitled “Principal Investment Strategies of the Fund,” futures contracts, forward contracts, options (both written and purchased) and swaps. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Emerging Market Risk: The Fund intends to have exposure to emerging markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.
Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•	The Fund generally holds its foreign instruments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
•	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s or Sub-Adviser's (as applicable) skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s or Sub-Adviser's (as applicable) inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Hedging Transactions Risk: The Adviser and Sub-Adviser from time to time employ various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s or Sub-Adviser's ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s and Sub-Adviser's ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser or Sub-Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees).

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High Portfolio Turnover Risk: The investment techniques and strategies utilized by the Fund, including investments made on a shorter-term basis or in derivative instruments or instruments with a maturity of one year or less at the time of acquisition, may result in frequent portfolio trading and high portfolio turnover. High portfolio turnover rates will cause the Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders in the Fund.
Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser or Sub-Adviser.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share.
Leverage Risk: As part of the Fund’s principal investment strategy, the Fund will make investments in futures contracts, forward contracts, swaps, options and other derivative instruments. These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure to the underlying instrument, as well as the potential for greater loss. If the Fund uses leverage through activities such as entering into short sales or purchasing derivative instruments, the Fund has the risk that losses may exceed the net assets of the Fund. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements.
Manager Risk: If the Adviser or Sub-Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid-Cap Securities Risk: The Fund may invest in, or have exposure to, the securities of mid-cap companies. The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in selecting investments or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.
The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.

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Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.
Mortgage-Backed Securities Risk: Mortgage-related and other mortgage-backed securities are subject to certain risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Exposure to mortgage-backed securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities.
Non-Diversified Status Risk: The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.
Options Risk: An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the implied volatility, which in turn are affected by fiscal and monetary policies and by national and international political and economic events.
•	Purchased Options: When the Fund purchases an option, it may lose the total premium paid for it if the price of the underlying security or other assets decreased, remained the same or failed to increase to a level at or beyond the exercise price (in the case of a call option) or increased, remained the same or failed to decrease to a level at or below the exercise price (in the case of a put option). If a call or put option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.
•	Written Options: By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire exercise price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at an exercise price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is not able to close out its written put options, it may result in substantial losses to the Fund. By writing a call option, the Fund may be obligated to deliver instruments underlying an option at less than the market price. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, the Fund must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase. The Fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised options.
By writing call and put options on underlying instruments, the returns of the options writing strategy will be determined by the performance of the underlying instrument. If the underlying instrument appreciates or depreciates sufficiently over the period to offset the net premium received by the Fund, the Fund may incur losses. Increases in implied volatility of options may cause the value of an option to increase, even if the value of the underlying instrument does not change, which could result in a reduction in the Fund’s NAV. In unusual market circumstances where implied volatility sharply increases or decreases causing options spreads to be significantly correlated to the underlying instrument, the Fund’s option writing strategy may not perform as anticipated. Prior to the exercise or expiration of the option, the Fund is exposed to implied volatility risk, meaning the value, as based on implied volatility, of an option may increase due to market and economic conditions or views based on the sector or industry in which issuers of the underlying instrument participate, including issuer-specific factors.
Restricted Securities Risk: Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may include private placement securities that have not been registered under the applicable securities laws. Certain restricted securities can be resold to institutional investors and traded in the institutional market under Rule 144A under the Securities Act of 1933, as amended, and are called Rule 144A securities. Rule 144A securities can be resold to qualified institutional buyers but not to the general public.
Short Sale Risk: The Fund enters into a short sale by selling a security it has borrowed (typically from a broker or other institution). If the market price of a security increases after the Fund borrows the security, the Fund will suffer a (potentially unlimited) loss when it replaces the borrowed security at the higher price. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. In addition, the Fund may not always be able to borrow the security at a particular time or at an acceptable price. The

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Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Short sales also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses.
Sovereign Debt Risk: The Fund may invest in, or have exposure to, sovereign debt instruments. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. The Fund and the Subsidiary will be subject to the same investment restrictions and limitations on a consolidated basis, and to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund.
Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund. Additionally, certain unexpected market events or significant adverse market movements could result in the Fund not holding enough assets to be able to meet its obligations under the agreement. Such occurrences may negatively impact the Fund’s ability to implement its principal investment strategies and could result in losses to the Fund.
Tax Risk: In order for the Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90 percent of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. Income from certain commodity-linked derivative instruments in which the Fund invests is not considered qualifying income. The Fund will therefore restrict its income from direct investments in commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10 percent of its gross income.
The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or its Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
U.S. Government Securities Risk: Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.
Value Style Risk: Investing in or having exposure to “value” securities presents the risk that the securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.
Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.

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Performance Information
The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund.
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance, including its current NAV per share, can be obtained by visiting https://funds.aqr.com.
Class I Shares—Total Returns
The bar chart below provides an illustration of how the Fund’s performance has varied in each of the indicated calendar years.
Highest Quarterly Return	Lowest Quarterly Return
6.64% (3Q15)	-5.04% (2Q18)
Average Annual Total Returns as of December 31, 2019
The following table compares the Fund’s average annual total returns for Class I Shares and Class N Shares as of December 31, 2019 to the ICE BofAML US 3-Month Treasury Bill Index. You cannot invest directly in an index. The table includes all applicable fees and sales charges.
	One Year	Five Year	Since Inception (July 18, 2011)
AQR Multi-Strategy Alternative Fund—Class I
Return Before Taxes	-9.99%	-2.68%	-0.29%
Return After Taxes on Distributions	-9.99%	-4.14%	-1.77%
Return After Taxes on Distributions and Sale of Fund Shares	-5.91%	-2.45%	-0.68%
AQR Multi-Strategy Alternative Fund—Class N
Return Before Taxes	-10.19%	-2.91%	-0.53%
ICE BofAML US 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	2.28%	1.07%	0.66%
After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes and the return after taxes on distributions due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Class I Shares only. After-tax returns for other classes will vary.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC. CNH Partners, LLC is the Sub-Adviser of the Fund.

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Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Of the Adviser
John M. Liew, Ph.D., M.B.A.	July 18, 2011	Founding Principal of the Adviser
Ronen Israel, M.A.	July 18, 2011	Principal of the Adviser
Michael Katz, Ph.D., A.M.	March 16, 2016	Principal of the Adviser
Yao Hua Ooi	January 1, 2020	Principal of the Adviser
Of the Sub-Adviser
Mark L. Mitchell, Ph.D.	July 18, 2011	Principal of the Sub-Adviser
Todd C. Pulvino, Ph.D., A.M., M.S.	July 18, 2011	Principal of the Sub-Adviser
For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 121 of the prospectus.

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AQR Risk-Balanced Commodities Strategy Fund
Fund Summary — May 1, 2020
Investment Objective
The AQR Risk-Balanced Commodities Strategy Fund (the “Fund”) seeks total return.
Total return consists of capital appreciation and income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class N
Management Fee	0.80%	0.80%
Distribution (12b-1) Fee	None	0.25%
Other Expenses	0.26%	0.27%
Acquired Fund Fees and Expenses[1]	0.03%	0.03%
Total Annual Fund Operating Expenses	1.09%	1.35%
Less: Fee Waivers and/or Expense Reimbursements[2]	0.06%	0.07%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	1.03%	1.28%
[1]	Acquired Fund Fees and Expenses reflect the expenses incurred indirectly by the Fund as a result of the Fund's investments in underlying money market mutual funds, exchange-traded funds or other pooled investment vehicles.
[2]	The Adviser has contractually agreed to reimburse operating expenses of the Fund in an amount sufficient to limit Other Expenses in the table above at no more than 0.20% for Class I Shares and Class N Shares. "Other Expenses" include all Fund operating expenses other than management fees and 12b-1 fees and exclude interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims and extraordinary expenses. This agreement (the “Expense Limitation Agreement”) will continue at least through April 30, 2021. The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust. The Adviser is entitled to recapture any fees waived and/or expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser waived fees or reimbursed expenses, provided that the amount recaptured may not cause the total annual operating expenses or Other Expenses, as applicable, attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the waiver and/or reimbursement and (ii) the applicable limits in effect at the time of recapture.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Expense Limitation Agreement through April 30, 2021, as discussed in Footnote No. 2 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$105	$341	$595	$1,323
Class N Shares	$130	$421	$733	$1,618
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. In accordance with industry practice, derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate which leads to the 0% portfolio turnover rate reported above. If these instruments were included in the calculation, the Fund would have a high portfolio turnover rate (as discussed below under “Principal Investment Strategies of the Fund”).
Principal Investment Strategies of the Fund
The Fund pursues its investment objective by allocating assets among various commodity sectors (including agricultural, energy, livestock, softs (e.g., non-grain agricultural products such as coffee, sugar, cocoa, etc.) and precious and base metals). The Fund also invests in fixed income securities and money market instruments. The Fund will obtain exposure to commodity sectors by investing in commodity-linked derivatives, directly or through its investment in the Subsidiary. There is no guarantee that the Fund’s investment objective will be met.

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Commodity Investments
The Fund intends to gain exposure to commodity sectors by investing in a portfolio of Instruments (as defined below). The Fund will generally have some level of investment in the majority of commodity sectors, which includes over 20 exposures. The Adviser targets balanced-risk weights across various commodity sectors and regularly reviews the risk in those sectors as market conditions change, rebalancing the portfolio to seek to maintain more balanced exposures among sectors. The Fund’s balanced-risk approach can generally be expected to result in less relative risk exposure to the energy sector than an approach that mirrors the composition of well-known commodity indices.
In allocating assets among commodity sectors, the Adviser follows a “risk balanced” approach. The “risk balanced” approach to asset allocation seeks to balance the allocation of risk (as measured by forecasted volatility) across the commodity sectors over time. Under the “risk balanced” approach, lower risk commodity sectors (such as precious metals) will generally have higher notional allocations than higher risk commodity sectors (such as energy). However, less risk is allocated to certain commodity sectors with lower liquidity (namely, livestock and softs), meaning that risk will not be allocated completely equally among the sectors. The Adviser also tactically varies the Fund’s allocation to the various commodity sectors depending on market conditions and through the use of various quantitative signals based upon the Adviser’s research.
In choosing the overall exposure for the Fund, the Adviser follows a “risk targeting” approach. The “risk targeting” approach attempts to target a specific level of risk (as measured by forecasted volatility), which is expected to vary around a long-term risk target, typically ranging between an annualized volatility level of 10% and 22%. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk. The targeted risk at any given point in time can vary based on a number of factors, including the Adviser’s systematic tactical views. The desired overall risk level of the Fund may be increased or decreased by the Adviser, subject to the Adviser’s risk controls which may result in the Adviser’s targeted risk level not being achieved in certain circumstances.
There can be no assurance that employing a “risk balanced” or “risk targeted” approach will achieve any particular level of return or will, in fact, reduce volatility or potential loss. The actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Actual or realized volatility can and will differ from the forecasted or target volatility described above.
The Fund is actively managed and has the flexibility to over- or underweight commodity sectors, in the Adviser’s discretion, in order to achieve the Fund’s objective. There is no stated limit on the percentage of assets the Fund can invest in a particular Instrument or the percentage of assets the Fund will allocate to any one commodity sector, and at times the Fund may focus on a small number of Instruments or commodity sectors. The Adviser will use proprietary volatility forecasting and portfolio construction methodologies to manage the Fund. The allocation among and within the different commodity sectors is based on the Adviser’s assessment of the risk associated with the commodity sector, the investment opportunity presented by each commodity sector, as well as the Adviser’s assessment of prevailing market conditions within the particular commodity sector. Shifts in allocations among and within commodity sectors or Instruments will be determined in accordance with various quantitative signals based upon the Adviser’s research, that rely on the evaluation of technical and fundamental indicators, such as trends in historical prices, spreads between futures’ prices of differing expiration dates, supply/demand data, momentum and macroeconomic data of commodity consuming countries.
Generally, the Fund gains exposure to the commodity sectors by investing in commodity-linked derivative instruments, such as swap agreements, commodity futures, commodity forwards, commodity-based exchange-traded funds and swaps on commodity futures (collectively, the “Instruments”), either by investing directly in those Instruments, or indirectly by investing in the Subsidiary (as described below) that invests in the Instruments. The Fund may invest in Instruments listed on U.S. or non-U.S. exchanges, some of which could be denominated in currencies other than the U.S. dollar. Although the Fund is not required to hedge against changes in currency values, the Fund expects to hedge its non-U.S. currency exposure. The Fund’s investment in the Instruments provides the Fund with exposure to the investment returns of the commodity sectors without investing directly in physical commodities. Commodities are assets that have tangible properties, such as oil, metals and agricultural products.
Futures contracts are contractual agreements to buy or sell a particular commodity or Instrument at a pre-determined price in the future. The Fund’s use of futures contracts, swaps and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of commodities underlying an Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use Instruments that have a leveraging effect. There is no assurance that the Fund’s use of Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
As a result of the Fund’s strategy, the Fund may have highly leveraged exposure to one or more commodity sectors at times. The 1940 Act and the rules and interpretations thereunder impose certain limitations on the Fund’s ability to use leverage.

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The Fund currently intends to invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest primarily in commodity-linked derivative instruments, such as swap agreements, commodity futures, commodity forwards and swaps on commodity futures but it may also invest in fixed income securities and money market instruments, and cash and cash equivalents, with two years or less term to maturity and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivative instruments, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, the Fund and the Subsidiary will be subject to the same fundamental investment restrictions on a consolidated basis and, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
Fixed Income Investments
Assets not invested in Instruments or the Subsidiary will be invested in fixed income securities and money market instruments. The fixed income portion of the Fund is intended to provide liquidity and preserve capital, and to serve as margin or collateral for the Fund’s or Subsidiary’s derivative positions. The Fund may invest directly or indirectly in fixed income securities, which may include, but are not be limited to, U.S. Government securities, U.S. Government agency securities, Treasury Inflation Protected Securities (TIPS), short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market fund shares, short-term bond fund shares, interests in short-term investment funds, and cash and cash equivalents, with two years or less term to maturity. These cash or cash equivalent holdings also serve as collateral for the positions the Fund takes and earn income for the Fund. The Fund may invest in these securities without limit for temporary defensive purposes.
The Adviser seeks to develop an appropriate fixed income portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.
Additional Information
When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the Fund’s strategy will result in frequent portfolio trading and high portfolio turnover (typically greater than 300%). A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund, and may have adverse tax consequences. The Fund employs sophisticated proprietary trading techniques in an effort to mitigate trading costs and execution impact on the Fund.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss. The following is a summary description of certain risks of investing in the Fund.
Commodities Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.
Counterparty Risk: The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.
Credit Risk: Credit risk refers to the possibility that the issuer of a security or the issuer of the reference asset of a derivative instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in

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that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that the issuer will not default on its payment obligations or that bonds will not otherwise lose value.
Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.
Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the section entitled “Principal Investment Strategies of the Fund,” futures contracts, forward contracts and swaps. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•	The Fund generally holds its foreign instruments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
•	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s  skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s  inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Hedging Transactions Risk: The Adviser  from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser  may not seek to establish a perfect

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correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees).
High Portfolio Turnover Risk: The investment techniques and strategies utilized by the Fund, including investments made on a shorter-term basis or in derivative instruments or instruments with a maturity of one year or less at the time of acquisition, may result in frequent portfolio trading and high portfolio turnover. High portfolio turnover rates will cause the Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders in the Fund.
Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share.
Leverage Risk: As part of the Fund’s principal investment strategy, the Fund will make investments in futures contracts, forward contracts, swaps and other derivative instruments. These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure to the underlying instrument, as well as the potential for greater loss. If the Fund uses leverage through purchasing derivative instruments, the Fund has the risk that losses may exceed the net assets of the Fund. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements.
Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in forecasting market returns or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.
The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.

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Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.
Non-Diversified Status Risk: The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.
Repurchase Agreements Risk: The Fund may invest in repurchase agreements. When entering into a repurchase agreement, the Fund essentially makes a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specified time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering amounts owed to it.
Short Sale Risk: The Fund may take a short position in a derivative instrument, such as a future or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Short sales also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses.
Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. The Fund and the Subsidiary will be subject to the same investment restrictions and limitations on a consolidated basis, and to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund.
Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund. Additionally, certain unexpected market events or significant adverse market movements could result in the Fund not holding enough assets to be able to meet its obligations under the agreement. Such occurrences may negatively impact the Fund’s ability to implement its principal investment strategies and could result in losses to the Fund.
Tax Risk: In order for the Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90 percent of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. Income from certain commodity-linked derivative instruments in which the Fund invests is not considered qualifying income. The Fund will therefore restrict its income from direct investments in commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10 percent of its gross income.
The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or its Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
TIPS and Inflation-Linked Bonds Risk: The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-protected securities. If the Fund purchases inflation-protected securities in the secondary market whose principal values have been adjusted

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upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. The inflation-protected securities markets are generally much smaller and less liquid than the nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
U.S. Government Securities Risk: Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.
Value Style Risk: Investing in or having exposure to “value” securities presents the risk that the securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.
Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.
Performance Information
The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund.
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance, including its current NAV per share, can be obtained by visiting https://funds.aqr.com.
Class I Shares—Total Returns
The bar chart below provides an illustration of how the Fund’s performance has varied in each of the indicated calendar years.
Highest Quarterly Return	Lowest Quarterly Return
15.09% (2Q16)	-18.02% (3Q14)

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Average Annual Total Returns as of December 31, 2019
The following table compares the Fund’s average annual total returns for Class I Shares and Class N Shares as of December 31, 2019 to the Bloomberg Commodity Total Return Index. You cannot invest directly in an index. The table includes all applicable fees and sales charges.
	One Year	Five Year	Since Inception (July 9, 2012)
AQR Risk-Balanced Commodities Strategy Fund—Class I
Return Before Taxes	18.14%	0.18%	-4.58%
Return After Taxes on Distributions	15.72%	-0.69%	-5.13%
Return After Taxes on Distributions and Sale of Fund Shares	10.71%	-0.25%	-3.58%
AQR Risk-Balanced Commodities Strategy Fund—Class N
Return Before Taxes	17.67%	-0.13%	-4.85%
Bloomberg Commodity Total Return Index (reflects no deductions for fees, expenses or taxes)	7.69%	-3.92%	-6.34%
After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes and the return after taxes on distributions due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Class I Shares only. After-tax returns for other classes will vary.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Ronen Israel, M.A.	January 1, 2020	Principal of the Adviser
Ari Levine, M.S.	July 9, 2012	Principal of the Adviser
Lars N. Nielsen	January 1, 2020	Principal of the Adviser
Yao Hua Ooi	July 9, 2012	Principal of the Adviser
For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 121 of the prospectus.

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AQR Risk Parity II MV Fund
Fund Summary — May 1, 2020
Investment Objective
The AQR Risk Parity II MV Fund (the “Fund”) seeks total return.
Total return consists of capital appreciation and income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class N
Management Fee	0.75%	0.75%
Distribution (12b-1) Fee	None	0.25%
Other Expenses	0.39%	0.39%
Acquired Fund Fees and Expenses[1]	0.03%	0.03%
Total Annual Fund Operating Expenses	1.17%	1.42%
Less: Fee Waivers and/or Expense Reimbursements[2]	0.19%	0.19%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.98%	1.23%
[1]	Acquired Fund Fees and Expenses reflect the expenses incurred indirectly by the Fund as a result of the Fund's investments in underlying money market mutual funds, exchange-traded funds or other pooled investment vehicles.
[2]	The Adviser has contractually agreed to reimburse operating expenses of the Fund in an amount sufficient to limit Other Expenses in the table above at no more than 0.20% for Class I Shares and Class N Shares. "Other Expenses" include all Fund operating expenses other than management fees and 12b-1 fees and exclude interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims and extraordinary expenses. This agreement (the “Expense Limitation Agreement”) will continue at least through April 30, 2021. The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust. The Adviser is entitled to recapture any fees waived and/or expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser waived fees or reimbursed expenses, provided that the amount recaptured may not cause the total annual operating expenses or Other Expenses, as applicable, attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the waiver and/or reimbursement and (ii) the applicable limits in effect at the time of recapture.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Expense Limitation Agreement through April 30, 2021, as discussed in Footnote No. 2 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$100	$353	$625	$1,403
Class N Shares	$125	$431	$758	$1,686
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 152% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund pursues its investment objective by allocating assets among major asset classes (including global developed and emerging market equities, global nominal and inflation-linked government bonds, developed and emerging market currencies, and commodities). The Fund intends to gain exposure to these asset classes by investing in a portfolio of Instruments (as defined below). The Fund will generally have some level of investment in the majority of asset classes and Instruments but there is no stated limit on the percentage of assets the Fund can invest in a particular Instrument or the percentage of assets the Fund will allocate to any one asset class, and at times the Fund may focus on a small

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number of Instruments or asset classes. The allocation among the different asset classes is based on the Adviser’s assessment of the risk associated with the asset class, the investment opportunity presented by each asset class, as well as the Adviser’s assessment of prevailing market conditions within the asset classes in the United States and abroad.
The  "MV" in the Fund’s name reflects its “moderate volatility” approach. The Adviser, on average, will target an annualized volatility level for the Fund of 10%. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. The Adviser expects that the Fund’s targeted annualized forecasted volatility will typically range between 7% and 13%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Higher volatility generally indicates higher risk. Actual or realized volatility can and will differ from the forecasted or target volatility described above. There is no guarantee the Fund’s investment objective will be met.
In allocating assets among asset classes, the Adviser follows a “risk parity” approach. The “risk parity” approach to asset allocation seeks to balance the allocation of risk (as measured by forecasted volatility, estimated potential loss, and other proprietary measures) across asset classes over time. This means that lower risk asset classes (such as global fixed income) will generally have higher notional allocations than higher risk asset classes (such as global equities). The Adviser targets an equal risk contribution from each of the three following major risk sources: equity risk, fixed income risk and inflation risk. The Adviser expects to tactically vary the Fund’s allocation to the various asset classes depending on market conditions, which can cause the Fund to deviate from an equal risk allocation. The desired overall risk level of the Fund may be increased or decreased by the Adviser. There can be no assurance that employing a “risk parity” approach will achieve any particular level of return or will reduce volatility or potential loss.
Generally, the Fund gains exposure to asset classes by investing in many different types of instruments including, but not limited to: equity futures, equity swaps, currency forwards, commodity futures, commodity forwards, commodity swaps, bond futures, interest rate swaps, U.S. and foreign government bonds (including inflation-linked bonds), cash and cash equivalents including but not limited to money market fund shares (collectively, the “Instruments”). The Fund will either invest directly in the Instruments or indirectly by investing in the Subsidiary (as described below) that invests in the Instruments. There is no maximum or minimum exposure to any one Instrument or any one asset class. The Fund may also invest in exchange-traded funds or exchange-traded notes through which the Fund can participate in the performance of one or more Instruments.
The Fund is actively managed and the Adviser will vary the Fund’s exposures to the asset classes based on the Adviser’s evaluation of investment opportunities within and across the asset classes. The Adviser will use proprietary volatility forecasting and portfolio construction methodologies to manage the Fund. Shifts in allocations among asset classes or Instruments will be determined using models based on the Adviser’s general investment philosophy centered on systematizing fundamental insights and are guided by a diversified set of signals across investment themes, such as value, momentum and carry, as well as a number of additional indicators based on the Adviser’s research.
The Fund has no geographic limits on where its investments may be located or where its assets may be exposed. This flexibility allows the Adviser to look for investments or gain exposure to asset classes and markets around the world, including emerging markets, that it believes will enhance the Fund’s ability to meet its objective. The Fund may have exposure to fixed income securities of U.S. and non-U.S. issuers of any credit quality, including securities that are unrated or are rated in the lowest credit rating categories. The Fund may have exposure to equity securities of companies of any market capitalization. There is no percentage limit on the Fund’s exposure to below investment-grade fixed income securities including emerging market fixed income securities or to small less-liquid equity securities. The Fund may have exposure in long and short positions across all of the asset classes, however, short positions will generally only be taken to hedge other investments made by the Fund. The Adviser does not anticipate that the Fund will be net short any particular market.
Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. The Fund’s use of futures contracts, forward contracts, swaps and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use Instruments that have a leveraging effect. There is no assurance that the Fund’s use of Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
As a result of the Fund’s strategy, the Fund may have leveraged exposure to one or more asset classes at times. The 1940 Act and the rules and interpretations thereunder impose certain limitations on the Fund’s ability to use leverage; however, the Fund is not subject to any additional limitations on its exposures.
When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the Fund’s strategy will result in frequent portfolio trading and high portfolio turnover (typically greater than 100%).

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A significant portion of the assets of the Fund may be invested directly or indirectly in money market instruments, which may include, but are not be limited to, U.S. Government securities, U.S. Government agency securities, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market fund shares, short-term bond fund shares, interests in short-term investment funds, and cash and cash equivalents with one year or less term to maturity. These cash or cash equivalent holdings serve as collateral for the positions the Fund takes and also earn income for the Fund. The Fund may also enter into repurchase and reverse repurchase agreements. Under a repurchase agreement the Fund buys securities that the seller has agreed to buy back at a specified time and at a set price. Under a reverse repurchase agreement, the Fund sells securities to another party and agrees to repurchase them at a particular date and price. Leverage may be created when the Fund enters into reverse repurchase agreements, engages in futures and swap transactions or uses certain other derivative instruments.
The Fund intends to make investments through the Subsidiary and may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest primarily in commodity futures, forwards and swaps but it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivative instruments, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, the Fund and the Subsidiary will be subject to the same fundamental investment restrictions on a consolidated basis and, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss. The following is a summary description of certain risks of investing in the Fund.
Commodities Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Additionally, the Fund may gain exposure to the commodities markets through investments in exchange-traded notes, the value of which may be influenced by, among other things, time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in underlying markets, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument.
Common Stock Risk: The Fund may invest in, or have exposure to, common stocks. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Counterparty Risk: The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.
Credit Risk: Credit risk refers to the possibility that the issuer of a security or the issuer of the reference asset of a derivative instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that the issuer will not default on its payment obligations or that bonds will not otherwise lose value.

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Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.
Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the section entitled “Principal Investment Strategies of the Fund,” futures contracts, forward contracts and swaps. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Emerging Market Risk: The Fund intends to have exposure to emerging markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.
Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•	The Fund generally holds its foreign instruments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
•	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s  skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s  inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Hedging Transactions Risk: The Adviser  from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute

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hedges in an efficient and timely manner. For a variety of reasons, the Adviser  may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees).
High Portfolio Turnover Risk: The investment techniques and strategies utilized by the Fund, including investments made on a shorter-term basis or in derivative instruments or instruments with a maturity of one year or less at the time of acquisition, may result in frequent portfolio trading and high portfolio turnover. High portfolio turnover rates will cause the Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders in the Fund.
Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share.
Leverage Risk: As part of the Fund’s principal investment strategy, the Fund will make investments in futures contracts, forward contracts, swaps and other derivative instruments. These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure to the underlying instrument, as well as the potential for greater loss. If the Fund uses leverage through purchasing derivative instruments, the Fund has the risk that losses may exceed the net assets of the Fund. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements.
Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid-Cap Securities Risk: The Fund may invest in, or have exposure to, the securities of mid-cap companies. The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in forecasting market returns or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.

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The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.
Non-Diversified Status Risk: The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.
Repurchase Agreements Risk: The Fund may invest in repurchase agreements. When entering into a repurchase agreement, the Fund essentially makes a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specified time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering amounts owed to it.
Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to the Fund. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, and (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them. In addition, the use of reverse repurchase agreements may be regarded as leveraging.
Short Sale Risk: The Fund may take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Short sales also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses.
Small-Cap Securities Risk: Investments in or exposure to the securities of companies with smaller market capitalizations involve higher risks in some respects than do investments in securities of larger companies. For example, prices of such securities are often more volatile than prices of large capitalization securities. In addition, due to thin trading in some such securities, an investment in these securities may be less liquid (i.e., harder to sell) than that of larger capitalization securities. Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.
Sovereign Debt Risk: The Fund may invest in, or have exposure to, sovereign debt instruments. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. The Fund and the Subsidiary will be subject to the same investment restrictions and limitations on a consolidated basis, and to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a

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regulated investment company under Subchapter M of the Code. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund.
Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund. Additionally, certain unexpected market events or significant adverse market movements could result in the Fund not holding enough assets to be able to meet its obligations under the agreement. Such occurrences may negatively impact the Fund’s ability to implement its principal investment strategies and could result in losses to the Fund.
Tax Risk: In order for the Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90 percent of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. Income from certain commodity-linked derivative instruments in which the Fund invests is not considered qualifying income. The Fund will therefore restrict its income from direct investments in commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10 percent of its gross income.
The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or its Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
TIPS and Inflation-Linked Bonds Risk: The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-protected securities. If the Fund purchases inflation-protected securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. The inflation-protected securities markets are generally much smaller and less liquid than the nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
U.S. Government Securities Risk: Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.
Value Style Risk: Investing in or having exposure to “value” securities presents the risk that the securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.
Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.
Performance Information
The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund.
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance, including its current NAV per share, can be obtained by visiting https://funds.aqr.com.
Class I Shares—Total Returns
The bar chart below provides an illustration of how the Fund’s performance has varied in each of the indicated calendar years.

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Highest Quarterly Return	Lowest Quarterly Return
9.33% (1Q19)	-10.02% (2Q13)
Average Annual Total Returns as of December 31, 2019
The following table compares the Fund’s average annual total returns for Class I Shares and Class N Shares as of December 31, 2019 to a reference benchmark comprised as follows: 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index. You cannot invest directly in an index. The table includes all applicable fees and sales charges.
	One Year	Five Year	Since Inception (November 5, 2012)
AQR Risk Parity II MV Fund—Class I
Return Before Taxes	21.54%	5.08%	4.45%
Return After Taxes on Distributions	17.68%	2.91%	2.58%
Return After Taxes on Distributions and Sale of Fund Shares	13.62%	3.13%	2.76%
AQR Risk Parity II MV Fund—Class N
Return Before Taxes	21.33%	4.80%	4.17%
60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	22.18%	8.37%	9.84%
After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return after taxes on distributions due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Class I Shares only. After-tax returns for other classes will vary.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
John M. Liew, Ph.D., M.B.A.	November 5, 2012	Founding Principal of the Adviser
John J. Huss	May 1, 2015	Principal of the Adviser
Ronen Israel, M.A.	January 1, 2020	Principal of the Adviser
Michael A. Mendelson, M.B.A., S.M.	November 5, 2012	Principal of the Adviser
Lars N. Nielsen, M.Sc.	January 1, 2020	Principal of the Adviser
Yao Hua Ooi	November 5, 2012	Principal of the Adviser
For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 121 of the prospectus.

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AQR Risk Parity II HV Fund
Fund Summary — May 1, 2020
Investment Objective
The AQR Risk Parity II HV Fund (the “Fund”) seeks total return.
Total return consists of capital appreciation and income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class N
Management Fee	0.95%	0.95%
Distribution (12b-1) Fee	None	0.25%
Other Expenses
Interest expense	0.46%	0.46%
All other expenses	0.89%	0.92%
Total Other Expenses	1.35%	1.38%
Acquired Fund Fees and Expenses[1]	0.03%	0.03%
Total Annual Fund Operating Expenses	2.33%	2.61%
Less: Fee Waivers and/or Expense Reimbursements[2]	0.69%	0.72%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[3]	1.64%	1.89%
[1]	Acquired Fund Fees and Expenses reflect the expenses incurred indirectly by the Fund as a result of the Fund's investments in underlying money market mutual funds, exchange-traded funds or other pooled investment vehicles.
[2]	The Adviser has contractually agreed to reimburse operating expenses of the Fund in an amount sufficient to limit All Other Expenses in the table above at no more than 0.20% for Class I Shares and Class N Shares. "All Other Expenses" include all Fund operating expenses other than management fees and 12b-1 fees and exclude interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims and extraordinary expenses. This agreement (the “Expense Limitation Agreement”) will continue at least through April 30, 2021. The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust. The Adviser is entitled to recapture any fees waived and/or expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser waived fees or reimbursed expenses, provided that the amount recaptured may not cause the total annual operating expenses or All Other Expenses, as applicable, attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the waiver and/or reimbursement and (ii) the applicable limits in effect at the time of recapture.
[3]	Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements are 1.18% for Class I Shares and 1.43% for Class N Shares if interest expense is not included.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Expense Limitation Agreement through April 30, 2021, as discussed in Footnote No. 2 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$167	$661	$1,183	$2,613
Class N Shares	$192	$743	$1,321	$2,891
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 118% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund pursues its investment objective by allocating assets among major asset classes (including global developed and emerging market equities, global nominal and inflation-linked government bonds, developed and emerging market currencies, and commodities). The Fund intends to gain exposure to these asset classes by investing in a portfolio of

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Instruments (as defined below). The Fund will generally have some level of investment in the majority of asset classes and Instruments but there is no stated limit on the percentage of assets the Fund can invest in a particular Instrument or the percentage of assets the Fund will allocate to any one asset class, and at times the Fund may focus on a small number of Instruments or asset classes. The allocation among the different asset classes is based on the Adviser’s assessment of the risk associated with the asset class, the investment opportunity presented by each asset class, as well as the Adviser’s assessment of prevailing market conditions within the asset classes in the United States and abroad.
The  "HV" in the Fund’s name reflects its “higher volatility” approach. The Adviser, on average, will target an annualized volatility level for the Fund of 15%. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. The Adviser expects that the Fund’s targeted annualized forecasted volatility will typically range between 10% and 20%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Higher volatility generally indicates higher risk. Actual or realized volatility can and will differ from the forecasted or target volatility described above. There is no guarantee the Fund’s investment objective will be met.
In allocating assets among asset classes, the Adviser follows a “risk parity” approach. The “risk parity” approach to asset allocation seeks to balance the allocation of risk (as measured by forecasted volatility, estimated potential loss, and other proprietary measures) across asset classes over time. This means that lower risk asset classes (such as global fixed income) will generally have higher notional allocations than higher risk asset classes (such as global equities). The Adviser targets an equal risk contribution from each of the three following major risk sources: equity risk, fixed income risk and inflation risk. The Adviser expects to tactically vary the Fund’s allocation to the various asset classes depending on market conditions, which can cause the Fund to deviate from an equal risk allocation. The desired overall risk level of the Fund may be increased or decreased by the Adviser. There can be no assurance that employing a “risk parity” approach will achieve any particular level of return or will reduce volatility or potential loss.
Generally, the Fund gains exposure to asset classes by investing in many different types of instruments including, but not limited to: equity futures, equity swaps, currency forwards, commodity futures, commodity forwards, commodity swaps, bond futures, interest rate swaps, U.S. and foreign government bonds (including inflation-linked bonds), cash and cash equivalents including but not limited to money market fund shares (collectively, the “Instruments”). The Fund will either invest directly in the Instruments or indirectly by investing in the Subsidiary (as described below) that invests in the Instruments. There is no maximum or minimum exposure to any one Instrument or any one asset class. The Fund may also invest in exchange-traded funds or exchange-traded notes through which the Fund can participate in the performance of one or more Instruments.
The Fund is actively managed and the Adviser will vary the Fund’s exposures to the asset classes based on the Adviser’s evaluation of investment opportunities within and across the asset classes. The Adviser will use proprietary volatility forecasting and portfolio construction methodologies to manage the Fund. Shifts in allocations among asset classes or Instruments will be determined using models based on the Adviser’s general investment philosophy centered on systematizing fundamental insights and are guided by a diversified set of signals across investment themes, such as value, momentum and carry, as well as a number of additional indicators based on the Adviser’s research.
The Fund has no geographic limits on where its investments may be located or where its assets may be exposed. This flexibility allows the Adviser to look for investments or gain exposure to asset classes and markets around the world, including emerging markets, that it believes will enhance the Fund’s ability to meet its objective. The Fund may have exposure to fixed income securities of U.S. and non-U.S. issuers of any credit quality, including securities that are unrated or are rated in the lowest credit rating categories. The Fund may have exposure to equity securities of companies of any market capitalization. There is no percentage limit on the Fund’s exposure to below investment-grade fixed income securities including emerging market fixed income securities or to small less-liquid equity securities. The Fund may have exposure in long and short positions across all of the asset classes, however, short positions will generally only be taken to hedge other investments made by the Fund. The Adviser does not anticipate that the Fund will be net short any particular market.
Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. The Fund’s use of futures contracts, forward contracts, swaps and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use Instruments that have a leveraging effect. There is no assurance that the Fund’s use of Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
As a result of the Fund’s strategy, the Fund may have leveraged exposure to one or more asset classes at times. The 1940 Act and the rules and interpretations thereunder impose certain limitations on the Fund’s ability to use leverage; however, the Fund is not subject to any additional limitations on its exposures.

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When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the Fund’s strategy will result in frequent portfolio trading and high portfolio turnover (typically greater than 100%).
A significant portion of the assets of the Fund may be invested directly or indirectly in money market instruments, which may include, but are not be limited to, U.S. Government securities, U.S. Government agency securities, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market fund shares, short-term bond fund shares, interests in short-term investment funds, and cash and cash equivalents with one year or less term to maturity. These cash or cash equivalent holdings serve as collateral for the positions the Fund takes and also earn income for the Fund. The Fund may also enter into repurchase and reverse repurchase agreements. Under a repurchase agreement the Fund buys securities that the seller has agreed to buy back at a specified time and at a set price. Under a reverse repurchase agreement, the Fund sells securities to another party and agrees to repurchase them at a particular date and price. Leverage may be created when the Fund enters into reverse repurchase agreements, engages in futures and swap transactions or uses certain other derivative instruments.
The Fund intends to make investments through the Subsidiary and may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest primarily in commodity futures, forwards and swaps but it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivative instruments, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, the Fund and the Subsidiary will be subject to the same fundamental investment restrictions on a consolidated basis and, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss. The following is a summary description of certain risks of investing in the Fund.
Commodities Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Additionally, the Fund may gain exposure to the commodities markets through investments in exchange-traded notes, the value of which may be influenced by, among other things, time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in underlying markets, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument.
Common Stock Risk: The Fund may invest in, or have exposure to, common stocks. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Counterparty Risk: The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.
Credit Risk: Credit risk refers to the possibility that the issuer of a security or the issuer of the reference asset of a derivative instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in

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that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that the issuer will not default on its payment obligations or that bonds will not otherwise lose value.
Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.
Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the section entitled “Principal Investment Strategies of the Fund,” futures contracts, forward contracts and swaps. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Emerging Market Risk: The Fund intends to have exposure to emerging markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.
Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•	The Fund generally holds its foreign instruments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
•	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s  skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s  inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

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Hedging Transactions Risk: The Adviser  from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser  may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees).
High Portfolio Turnover Risk: The investment techniques and strategies utilized by the Fund, including investments made on a shorter-term basis or in derivative instruments or instruments with a maturity of one year or less at the time of acquisition, may result in frequent portfolio trading and high portfolio turnover. High portfolio turnover rates will cause the Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders in the Fund.
Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share.
Leverage Risk: As part of the Fund’s principal investment strategy, the Fund will make investments in futures contracts, forward contracts, swaps and other derivative instruments. These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure to the underlying instrument, as well as the potential for greater loss. If the Fund uses leverage through purchasing derivative instruments, the Fund has the risk that losses may exceed the net assets of the Fund. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements.
Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid-Cap Securities Risk: The Fund may invest in, or have exposure to, the securities of mid-cap companies. The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in forecasting market returns or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.

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The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.
The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.
Non-Diversified Status Risk: The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.
Repurchase Agreements Risk: The Fund may invest in repurchase agreements. When entering into a repurchase agreement, the Fund essentially makes a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specified time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering amounts owed to it.
Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to the Fund. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, and (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them. In addition, the use of reverse repurchase agreements may be regarded as leveraging.
Short Sale Risk: The Fund may take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Short sales also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses.
Small-Cap Securities Risk: Investments in or exposure to the securities of companies with smaller market capitalizations involve higher risks in some respects than do investments in securities of larger companies. For example, prices of such securities are often more volatile than prices of large capitalization securities. In addition, due to thin trading in some such securities, an investment in these securities may be less liquid (i.e., harder to sell) than that of larger capitalization securities. Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.
Sovereign Debt Risk: The Fund may invest in, or have exposure to, sovereign debt instruments. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board of Trustees has oversight responsibility for the investment

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activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. The Fund and the Subsidiary will be subject to the same investment restrictions and limitations on a consolidated basis, and to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund.
Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund. Additionally, certain unexpected market events or significant adverse market movements could result in the Fund not holding enough assets to be able to meet its obligations under the agreement. Such occurrences may negatively impact the Fund’s ability to implement its principal investment strategies and could result in losses to the Fund.
Tax Risk: In order for the Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90 percent of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. Income from certain commodity-linked derivative instruments in which the Fund invests is not considered qualifying income. The Fund will therefore restrict its income from direct investments in commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10 percent of its gross income.
The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or its Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
TIPS and Inflation-Linked Bonds Risk: The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-protected securities. If the Fund purchases inflation-protected securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. The inflation-protected securities markets are generally much smaller and less liquid than the nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
U.S. Government Securities Risk: Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.
Value Style Risk: Investing in or having exposure to “value” securities presents the risk that the securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.
Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.
Performance Information
The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund.
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance, including its current NAV per share, can be obtained by visiting https://funds.aqr.com.

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Class I Shares—Total Returns
The bar chart below provides an illustration of how the Fund’s performance has varied in each of the indicated calendar years.
Highest Quarterly Return	Lowest Quarterly Return
14.23% (1Q19)	-14.93% (2Q13)
Average Annual Total Returns as of December 31, 2019
The following table compares the Fund’s average annual total returns for Class I Shares and Class N Shares as of December 31, 2019 to a reference benchmark comprised as follows: 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index. You cannot invest directly in an index. The table includes all applicable fees and sales charges.
	One Year	Five Year	Since Inception (November 5, 2012)
AQR Risk Parity II HV Fund—Class I
Return Before Taxes	32.94%	6.66%	5.84%
Return After Taxes on Distributions	28.43%	3.65%	3.09%
Return After Taxes on Distributions and Sale of Fund Shares	20.54%	3.94%	3.42%
AQR Risk Parity II HV Fund—Class N
Return Before Taxes	32.43%	6.31%	5.52%
60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	22.18%	8.37%	9.84%
After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return after taxes on distributions due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Class I Shares only. After-tax returns for other classes will vary.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
John M. Liew, Ph.D., M.B.A.	November 5, 2012	Founding Principal of the Adviser
John J. Huss	May 1, 2015	Principal of the Adviser
Ronen Israel, M.A.	January 1, 2020	Principal of the Adviser
Michael A. Mendelson, M.B.A., S.M.	November 5, 2012	Principal of the Adviser
Lars N. Nielsen, M.Sc.	January 1, 2020	Principal of the Adviser
Yao Hua Ooi	November 5, 2012	Principal of the Adviser
For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 121 of the prospectus.

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AQR Style Premia Alternative Fund
Fund Summary — May 1, 2020
Investment Objective
The AQR Style Premia Alternative Fund (the “Fund”) seeks positive absolute returns.
As further described under “Details About the AQR Style Premia Alternative Fund” in the Fund’s prospectus, a “positive absolute return” seeks to earn a positive total return over a reasonable period of time regardless of market conditions or general market direction.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class N
Management Fee	1.35%	1.35%
Distribution (12b-1) Fee	None	0.25%
Other Expenses
Dividends on short sales and interest expense[1,2]	0.28%	0.28%
All other expenses	0.17%	0.18%
Total Other Expenses	0.45%	0.46%
Acquired Fund Fees and Expenses[3]	0.05%	0.05%
Total Annual Fund Operating Expenses[2]	1.85%	2.11%
Less: Fee Waivers and/or Expense Reimbursements[4]	0.02%	0.03%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[5]	1.83%	2.08%
[1]	When a cash dividend is declared on a stock the Fund has sold short, the Fund is required to pay an amount equal to the dividend to the party from which the Fund has borrowed the stock, and to record the payment as an expense. Dividends on short sales and interest expense has been restated to reflect an estimate expected to be incurred during the current fiscal year.
[2]	The Total Annual Fund Operating Expenses for Class I and Class N Shares do not correlate to the Class I and Class N Shares' ratios to average net assets of expenses, before reimbursements and/or waivers given in the Fund’s most recent annual report which does not include the restatement of the dividends on short sales and interest expense.
[3]	Acquired Fund Fees and Expenses reflect the expenses incurred indirectly by the Fund as a result of the Fund's investments in underlying money market mutual funds, exchange-traded funds or other pooled investment vehicles.
[4]	The Adviser has contractually agreed to reimburse operating expenses of the Fund in an amount sufficient to limit All Other Expenses in the table above at no more than 0.15% for Class I Shares and Class N Shares. "All Other Expenses" include all Fund operating expenses other than management fees and 12b-1 fees and exclude interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims and extraordinary expenses. This agreement (the “Expense Limitation Agreement”) will continue at least through April 30, 2021. The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust. The Adviser is entitled to recapture any fees waived and/or expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser waived fees or reimbursed expenses, provided that the amount recaptured may not cause the total annual operating expenses or All Other Expenses, as applicable, attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the waiver and/or reimbursement and (ii) the applicable limits in effect at the time of recapture.
[5]	Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements are 1.55% for Class I Shares and 1.80% for Class N Shares if dividends on short sales and interest expense are not included.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Expense Limitation Agreement through April 30, 2021, as discussed in Footnote No. 4 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$186	$580	$999	$2,168
Class N Shares	$211	$658	$1,131	$2,439

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Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 170% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund pursues its investment objective by aiming to provide exposure to four separate investment styles (“Styles”): value, momentum, carry and defensive, using both “long” and “short” positions within the following asset groups (“Asset Groups”): equities, bonds, interest rates, commodities and currencies. The Fund will achieve its exposure to any of the Asset Groups by using derivatives or holding those assets directly. The Fund will also use derivatives for hedging purposes. The Fund implements the Styles by investing globally (including emerging markets) in a broad range of instruments, including, but not limited to, equities (primarily those issued by large- and mid-cap companies), futures (including commodity futures, index futures, equity futures, bond futures and interest rate futures), currency and commodity forwards, options and swaps (including commodity swaps, swaps on commodity futures, equity swaps, swaps on index futures, total return swaps and interest rate swaps) (collectively, the “Instruments”). The Fund will either invest directly in the Instruments or indirectly by investing in the Subsidiary (as described below) that invests in the Instruments. The Fund may also invest in other registered investment companies including exchange-traded funds.
As of the date of this prospectus, the Adviser generally considers large- and mid-cap companies to be those companies with market capitalizations around the range of the MSCI World Index at the time of purchase. The Fund’s exposure to equities includes securities of U.S. and non-U.S. issuers and equity indices representing the United States and non-U.S. countries, including, with respect to non-U.S. countries, those from emerging markets. For the bonds Asset Group, the Fund will have exposure to U.S. Government securities and sovereign debt issued by other developed and emerging market countries. The Fund may invest in debt securities of any credit rating, maturity or duration, which may include high-yield or “junk” bonds. From time to time, the Fund can have significant exposure to non-U.S. dollar denominated currencies, including emerging markets currencies. The Fund is generally intended to have a low correlation to the equity, bond and credit markets. The Fund also is not designed to match the performance of any hedge fund index. The Fund will utilize proprietary trading algorithms in order to minimize market impact and reduce trading costs. The Adviser will attempt to mitigate risk through diversification of holdings and through active monitoring of volatility, counterparties and other risk measures. There is no assurance, however, that the Fund will achieve its investment objective.
The Styles employed by the Fund are:
Value: Value strategies favor investments that appear cheap over those that appear expensive based on fundamental measures related to price, seeking to capture the tendency for relatively cheap assets to outperform relatively expensive assets. The Fund will seek to buy assets that are “cheap” and sell those that are “expensive.” Examples of value measures include using price-to-earnings and price-to-book ratios for selecting equities.
Momentum: Momentum strategies favor investments that have performed relatively well over those that have underperformed over the medium-term (i.e., one year or less), seeking to capture the tendency that an asset’s recent relative performance will continue in the near future. The Fund will seek to buy assets that recently outperformed their peers and sell those that recently underperformed. Examples of momentum measures include simple price momentum for selecting equities and price- and yield-based momentum for selecting bonds.
Carry: Carry strategies favor investments with higher yields over those with lower yields, seeking to capture the tendency for higher-yielding assets to provide higher returns than lower-yielding assets. The Fund will seek to buy high-yielding assets and sell low-yielding assets. An example of carry measures includes using interest rates to select currencies and bonds.
Defensive: Defensive strategies favor investments with low-risk characteristics over those with high-risk characteristics, seeking to capture the tendency for lower risk and higher-quality assets to generate higher risk-adjusted returns than higher risk and lower-quality assets. The Fund will seek to buy low-risk, high-quality assets and sell high-risk, low-quality assets. Examples of defensive measures include using beta (i.e., an investment’s sensitivity to the securities markets) to select equities, and duration to select bonds.
The Fund is actively managed and the Fund’s exposures to Styles and Asset Groups will vary based on the Adviser’s ongoing evaluation of investment opportunities. The Fund expects to maintain exposure to all four Styles; however, not all Styles are represented within each Asset Group. The portfolio construction process is a bottom up systematic process which begins with the ranking of a universe of investments within each Asset Group based upon each applicable Style using multiple measures, some of which are listed above. Investments ranking near the top of the universe contribute the largest “long” weights among the universe and investments ranking near the bottom of the universe contribute the largest “short” weights among the universe to produce the target Asset Group portfolio. For each Asset Group, the Styles included in that Asset Group each contribute position weights to the Asset Group portfolio, in such a way that each Style achieves roughly equal risk within the Asset Group. Asset Group portfolios are sized to also

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maintain a risk balanced allocation across Asset Groups within the Fund. Individual investments in the actual Asset Group portfolios are bought or sold during the rebalancing process, the frequency of which is expected to vary depending on the Asset Group and the Adviser’s ongoing evaluation of certain factors including changes in market conditions and how much the actual portfolio deviates from the target portfolio.
The Adviser, on average, will target an annualized volatility level for the Fund of 10%. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns.  The Adviser expects that the Fund’s targeted annualized forecasted volatility will typically range between 8% and 12%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Higher volatility generally indicates higher risk. Actual or realized volatility can and will differ from the forecasted or target volatility described above.
The Fund’s strategy engages in frequent portfolio trading which may result in a higher portfolio turnover rate than a fund with less frequent trading, and correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund, and may have adverse tax consequences.
The Fund intends to make investments through the Subsidiary and may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest primarily in commodity futures, commodity forwards, commodity swaps, swaps on commodity futures and other commodity-linked derivative Instruments but it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivative instruments, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, the Fund and the Subsidiary will be subject to the same fundamental investment restrictions on a consolidated basis and, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
A portion of the Fund’s assets will be held in cash or cash equivalent investments, including, but not limited to, interests in short-term investment funds, short-term bond fund shares, money market fund shares and/or U.S. Government securities.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss. The following is a summary description of certain risks of investing in the Fund.
Below Investment Grade Securities Risk: Although bonds rated below investment grade (also known as “junk” securities) generally pay higher rates of interest than investment grade bonds, bonds rated below investment grade are high risk, speculative investments that may cause income and principal losses for the Fund.
Commodities Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.
Common Stock Risk: The Fund may invest in, or have exposure to, common stocks. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Counterparty Risk: The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In

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addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.
Credit Risk: Credit risk refers to the possibility that the issuer of a security or the issuer of the reference asset of a derivative instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that the issuer will not default on its payment obligations or that bonds will not otherwise lose value.
Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.
Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the section entitled “Principal Investment Strategies of the Fund,” futures contracts, forward contracts, options and swaps. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Emerging Market Risk: The Fund intends to have exposure to emerging markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.
Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•	The Fund generally holds its foreign instruments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
•	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s  skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s  inability to predict correctly the direction of securities

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prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Hedging Transactions Risk: The Adviser  from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser  may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees).
High Portfolio Turnover Risk: The investment techniques and strategies utilized by the Fund, including investments made on a shorter-term basis or in derivative instruments or instruments with a maturity of one year or less at the time of acquisition, may result in frequent portfolio trading and high portfolio turnover. High portfolio turnover rates will cause the Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders in the Fund.
Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share.
Leverage Risk: As part of the Fund’s principal investment strategy, the Fund will make investments in futures contracts, forward contracts, options, swaps and other derivative instruments. These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure to the underlying instrument, as well as the potential for greater loss. If the Fund uses leverage through activities such as entering into short sales or purchasing derivative instruments, the Fund has the risk that losses may exceed the net assets of the Fund. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements.
Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid-Cap Securities Risk: The Fund may invest in, or have exposure to, the securities of mid-cap companies. The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of

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relying on such models may depend on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in selecting investments or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.
The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.
Non-Diversified Status Risk: The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.
Options Risk: An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.
Short Sale Risk: The Fund enters into a short sale by selling a security it has borrowed (typically from a broker or other institution). If the market price of a security increases after the Fund borrows the security, the Fund will suffer a (potentially unlimited) loss when it replaces the borrowed security at the higher price. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. In addition, the Fund may not always be able to borrow the security at a particular time or at an acceptable price. The Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Short sales also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses.
Sovereign Debt Risk: The Fund may invest in, or have exposure to, sovereign debt instruments. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. The Fund and the Subsidiary will be subject to the same investment restrictions and limitations on a consolidated basis, and to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a

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regulated investment company under Subchapter M of the Code. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund.
Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund. Additionally, certain unexpected market events or significant adverse market movements could result in the Fund not holding enough assets to be able to meet its obligations under the agreement. Such occurrences may negatively impact the Fund’s ability to implement its principal investment strategies and could result in losses to the Fund.
Tax Risk: In order for the Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90 percent of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. Income from certain commodity-linked derivative instruments in which the Fund invests is not considered qualifying income. The Fund will therefore restrict its income from direct investments in commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10 percent of its gross income.
The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or its Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
U.S. Government Securities Risk: Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.
Value Style Risk: Investing in or having exposure to “value” securities, as described in the section titled “Principal Investment Strategies of the Fund,” presents the risk that the securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.
Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.
Performance Information
The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund.
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance, including its current NAV per share, can be obtained by visiting https://funds.aqr.com.
Class I Shares—Total Returns
The bar chart below provides an illustration of how the Fund’s performance has varied in each of the indicated calendar years.

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Highest Quarterly Return	Lowest Quarterly Return
7.35% (4Q14)	-8.03% (2Q18)
Average Annual Total Returns as of December 31, 2019
The following table compares the Fund’s average annual total returns for Class I Shares and Class N Shares as of December 31, 2019 to the ICE BofAML US 3-Month Treasury Bill Index. You cannot invest directly in an index. The table includes all applicable fees and sales charges.
	One Year	Five Year	Since Inception (October 30, 2013)
AQR Style Premia Alternative Fund—Class I
Return Before Taxes	-8.20%	-0.49%	2.01%
Return After Taxes on Distributions	-8.73%	-1.79%	-0.10%
Return After Taxes on Distributions and Sale of Fund Shares	-4.79%	-0.82%	0.76%
AQR Style Premia Alternative Fund—Class N
Return Before Taxes	-8.33%	-0.74%	1.76%
ICE BofAML US 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	2.28%	1.07%	0.88%
After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes and the return after taxes on distributions due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Class I Shares only. After-tax returns for other classes will vary.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Andrea Frazzini, Ph.D., M.S.	October 30, 2013	Principal of the Adviser
Ronen Israel, M.A.	October 30, 2013	Principal of the Adviser
Michael Katz, Ph.D., A.M.	October 30, 2013	Principal of the Adviser
Yao Hua Ooi	January 1, 2020	Principal of the Adviser
For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 121 of the prospectus.

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AQR Style Premia Alternative LV Fund
Fund Summary — May 1, 2020
Investment Objective
The AQR Style Premia Alternative LV Fund (the “Fund”) seeks positive absolute returns.
As further described under “Details About the AQR Style Premia Alternative LV Fund” in the Fund’s prospectus, a “positive absolute return” seeks to earn a positive total return over a reasonable period of time regardless of market conditions or general market direction.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class N
Management Fee	0.65%	0.65%
Distribution (12b-1) Fee	None	0.25%
Other Expenses
Dividends on short sales[1,2]	0.12%	0.12%
All other expenses	0.25%	0.26%
Total Other Expenses	0.37%	0.38%
Acquired Fund Fees and Expenses[3]	0.05%	0.05%
Total Annual Fund Operating Expenses[2]	1.07%	1.33%
Less: Fee Waivers and/or Expense Reimbursements[4]	0.05%	0.06%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[5]	1.02%	1.27%
[1]	When a cash dividend is declared on a stock the Fund has sold short, the Fund is required to pay an amount equal to the dividend to the party from which the Fund has borrowed the stock, and to record the payment as an expense. Dividends on short sales has been restated to reflect an estimate expected to be incurred during the current fiscal year.
[2]	The Total Annual Fund Operating Expenses for Class I and Class N Shares do not correlate to the Class I and Class N Shares’ ratios to average net assets of expenses, before reimbursements and/or waivers given in the Fund’s most recent annual report which does not include the restatement of the dividends on short sales expense.
[3]	Acquired Fund Fees and Expenses reflect the expenses incurred indirectly by the Fund as a result of the Fund's investments in underlying money market mutual funds, exchange-traded funds or other pooled investment vehicles.
[4]	The Adviser has contractually agreed to reimburse operating expenses of the Fund in an amount sufficient to limit All Other Expenses in the table above at no more than 0.20% for Class I Shares and Class N Shares. "All Other Expenses" include all Fund operating expenses other than management fees and 12b-1 fees and exclude interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims and extraordinary expenses. This agreement (the “Expense Limitation Agreement”) will continue at least through April 30, 2021. The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust. The Adviser is entitled to recapture any fees waived and/or expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser waived fees or reimbursed expenses, provided that the amount recaptured may not cause the total annual operating expenses or All Other Expenses, as applicable, attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the waiver and/or reimbursement and (ii) the applicable limits in effect at the time of recapture.
[5]	Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements are 0.90% for Class I Shares and 1.15% for Class N Shares if dividends on short sales are not included.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Expense Limitation Agreement through April 30, 2021, as discussed in Footnote No. 4 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$104	$335	$585	$1,301
Class N Shares	$129	$416	$723	$1,596

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Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 157% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund pursues its investment objective by aiming to provide exposure to four separate investment styles (“Styles”): value, momentum, carry and defensive, using both “long” and “short” positions within the following asset groups (“Asset Groups”): equities, bonds, interest rates, commodities and currencies. The Fund will achieve its exposure to any of the Asset Groups by using derivatives or holding those assets directly. The Fund will also use derivatives for hedging purposes. The Fund implements the Styles by investing globally (including emerging markets) in a broad range of instruments, including, but not limited to, equities (primarily those issued by large- and mid-cap companies), futures (including commodity futures, index futures, equity futures, bond futures and interest rate futures), currency and commodity forwards, options and swaps (including commodity swaps, swaps on commodity futures, equity swaps, swaps on index futures, total return swaps and interest rate swaps) (collectively, the “Instruments”). The Fund will either invest directly in the Instruments or indirectly by investing in the Subsidiary (as described below) that invests in the Instruments. The Fund may also invest in other registered investment companies including exchange-traded funds.
The “LV” in the Fund’s name reflects that the Fund will be managed in a manner designed to have, on average, “low volatility.” The Adviser, on average, will target an annualized volatility level for the Fund of 5%, which is similar to the historical volatility of intermediate-term government bonds. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns.  The Adviser expects that the Fund’s targeted annualized forecasted volatility will typically range between 3% and 7%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Higher volatility generally indicates higher risk. Actual or realized volatility can and will differ from the forecasted or target volatility described above.
As of the date of this prospectus, the Adviser generally considers large- and mid-cap companies to be those companies with market capitalizations around the range of the MSCI World Index at the time of purchase. The Fund’s exposure to equities includes securities of U.S. and non-U.S. issuers and equity indices representing the United States and non-U.S. countries, including, with respect to non-U.S. countries, those from emerging markets. For the bonds Asset Group, the Fund will have exposure to U.S. Government securities and sovereign debt issued by other developed and emerging market countries. The Fund may invest in debt securities of any credit rating, maturity or duration, which may include high-yield or “junk” bonds. From time to time, the Fund can have significant exposure to non-U.S. dollar denominated currencies, including emerging markets currencies. The Fund is generally intended to have a low correlation to the equity, bond and credit markets. The Fund also is not designed to match the performance of any hedge fund index. The Fund will utilize proprietary trading algorithms in order to minimize market impact and reduce trading costs. The Adviser will attempt to mitigate risk through diversification of holdings and through active monitoring of volatility, counterparties and other risk measures. There is no assurance, however, that the Fund will achieve its investment objective.
The Styles employed by the Fund are:
Value: Value strategies favor investments that appear cheap over those that appear expensive based on fundamental measures related to price, seeking to capture the tendency for relatively cheap assets to outperform relatively expensive assets. The Fund will seek to buy assets that are “cheap” and sell those that are “expensive.” Examples of value measures include using price-to-earnings and price-to-book ratios for selecting equities.
Momentum: Momentum strategies favor investments that have performed relatively well over those that have underperformed over the medium-term (i.e., one year or less), seeking to capture the tendency that an asset’s recent relative performance will continue in the near future. The Fund will seek to buy assets that recently outperformed their peers and sell those that recently underperformed. Examples of momentum measures include simple price momentum for selecting equities and price- and yield-based momentum for selecting bonds.
Carry: Carry strategies favor investments with higher yields over those with lower yields, seeking to capture the tendency for higher-yielding assets to provide higher returns than lower-yielding assets. The Fund will seek to buy high-yielding assets and sell low-yielding assets. An example of carry measures includes using interest rates to select currencies and bonds.
Defensive: Defensive strategies favor investments with low-risk characteristics over those with high-risk characteristics, seeking to capture the tendency for lower risk and higher-quality assets to generate higher risk-adjusted returns than higher risk and lower-quality assets. The Fund will seek to buy low-risk, high-quality assets and sell high-risk, low-quality assets. Examples of defensive measures include using beta (i.e., an investment’s sensitivity to the securities markets) to select equities, and duration to select bonds.

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The Fund is actively managed and the Fund’s exposures to Styles and Asset Groups will vary based on the Adviser’s ongoing evaluation of investment opportunities. The Fund expects to maintain exposure to all four Styles; however, not all Styles are represented within each Asset Group. The portfolio construction process is a bottom up systematic process which begins with the ranking of a universe of investments within each Asset Group based upon each applicable Style using multiple measures, some of which are listed above. Investments ranking near the top of the universe contribute the largest “long” weights among the universe and investments ranking near the bottom of the universe contribute the largest “short” weights among the universe to produce the target Asset Group portfolio. For each Asset Group, the Styles included in that Asset Group each contribute position weights to the Asset Group portfolio, in such a way that each Style achieves roughly equal risk within the Asset Group. Asset Group portfolios are sized to also maintain a risk balanced allocation across Asset Groups within the Fund. Individual investments in the actual Asset Group portfolios are bought or sold during the rebalancing process, the frequency of which is expected to vary depending on the Asset Group and the Adviser’s ongoing evaluation of certain factors including changes in market conditions and how much the actual portfolio deviates from the target portfolio.
The Fund’s strategy engages in frequent portfolio trading which may result in a higher portfolio turnover rate than a fund with less frequent trading, and correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund, and may have adverse tax consequences.
The Fund intends to make investments through the Subsidiary and may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest primarily in commodity futures, commodity forwards, commodity swaps, swaps on commodity futures and other commodity-linked derivative Instruments but it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivative instruments, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, the Fund and the Subsidiary will be subject to the same fundamental investment restrictions on a consolidated basis and, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
A portion of the Fund’s assets will be held in cash or cash equivalent investments, including, but not limited to, interests in short-term investment funds, short-term bond fund shares, money market fund shares and/or U.S. Government securities.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss. The following is a summary description of certain risks of investing in the Fund.
Below Investment Grade Securities Risk: Although bonds rated below investment grade (also known as “junk” securities) generally pay higher rates of interest than investment grade bonds, bonds rated below investment grade are high risk, speculative investments that may cause income and principal losses for the Fund.
Commodities Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.
Common Stock Risk: The Fund may invest in, or have exposure to, common stocks. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

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Counterparty Risk: The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.
Credit Risk: Credit risk refers to the possibility that the issuer of a security or the issuer of the reference asset of a derivative instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that the issuer will not default on its payment obligations or that bonds will not otherwise lose value.
Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.
Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the section entitled “Principal Investment Strategies of the Fund,” futures contracts, forward contracts, options and swaps. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Emerging Market Risk: The Fund intends to have exposure to emerging markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.
Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•	The Fund generally holds its foreign instruments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
•	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s  skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s NAV and total return,

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are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s  inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Hedging Transactions Risk: The Adviser  from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser  may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees).
High Portfolio Turnover Risk: The investment techniques and strategies utilized by the Fund, including investments made on a shorter-term basis or in derivative instruments or instruments with a maturity of one year or less at the time of acquisition, may result in frequent portfolio trading and high portfolio turnover. High portfolio turnover rates will cause the Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders in the Fund.
Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share.
Leverage Risk: As part of the Fund’s principal investment strategy, the Fund will make investments in futures contracts, forward contracts, options, swaps and other derivative instruments. These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure to the underlying instrument, as well as the potential for greater loss. If the Fund uses leverage through activities such as entering into short sales or purchasing derivative instruments, the Fund has the risk that losses may exceed the net assets of the Fund. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements.
Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid-Cap Securities Risk: The Fund may invest in, or have exposure to, the securities of mid-cap companies. The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.

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When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in selecting investments or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.
The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.
Non-Diversified Status Risk: The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.
Options Risk: An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.
Short Sale Risk: The Fund enters into a short sale by selling a security it has borrowed (typically from a broker or other institution). If the market price of a security increases after the Fund borrows the security, the Fund will suffer a (potentially unlimited) loss when it replaces the borrowed security at the higher price. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. In addition, the Fund may not always be able to borrow the security at a particular time or at an acceptable price. The Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Short sales also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses.
Sovereign Debt Risk: The Fund may invest in, or have exposure to, sovereign debt instruments. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board of Trustees has oversight responsibility for the investment

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activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. The Fund and the Subsidiary will be subject to the same investment restrictions and limitations on a consolidated basis, and to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund.
Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund. Additionally, certain unexpected market events or significant adverse market movements could result in the Fund not holding enough assets to be able to meet its obligations under the agreement. Such occurrences may negatively impact the Fund’s ability to implement its principal investment strategies and could result in losses to the Fund.
Tax Risk: In order for the Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90 percent of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. Income from certain commodity-linked derivative instruments in which the Fund invests is not considered qualifying income. The Fund will therefore restrict its income from direct investments in commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10 percent of its gross income.
The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or its Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
U.S. Government Securities Risk: Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.
Value Style Risk: Investing in or having exposure to “value” securities, as described in the section titled “Principal Investment Strategies of the Fund,” presents the risk that the securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.
Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.
Performance Information
The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund.
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance, including its current NAV per share, can be obtained by visiting https://funds.aqr.com.
Class I Shares—Total Returns
The bar chart below provides an illustration of how the Fund’s performance has varied in each of the indicated calendar years.

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Highest Quarterly Return	Lowest Quarterly Return
3.75% (3Q15)	-3.86% (2Q18)
Average Annual Total Returns as of December 31, 2019
The following table compares the Fund’s average annual total returns for Class I Shares and Class N Shares as of December 31, 2019 to the ICE BofAML US 3-Month Treasury Bill Index. You cannot invest directly in an index. The table includes all applicable fees and sales charges.
	One Year	Five Year	Since Inception (September 17, 2014)
AQR Style Premia Alternative LV Fund—Class I
Return Before Taxes	-3.69%	0.40%	0.95%
Return After Taxes on Distributions	-3.71%	-0.20%	0.29%
Return After Taxes on Distributions and Sale of Fund Shares	-2.17%	0.08%	0.47%
AQR Style Premia Alternative LV Fund—Class N
Return Before Taxes	-3.92%	0.13%	0.67%
ICE BofAML US 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	2.28%	1.07%	1.02%
After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes and the return after taxes on distributions due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Class I Shares only. After-tax returns for other classes will vary.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Andrea Frazzini, Ph.D., M.S.	September 17, 2014	Principal of the Adviser
Ronen Israel, M.A.	September 17, 2014	Principal of the Adviser
Michael Katz, Ph.D., A.M.	September 17, 2014	Principal of the Adviser
Yao Hua Ooi	January 1, 2020	Principal of the Adviser
For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 121 of the prospectus.

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AQR Volatility Risk Premium Fund
Fund Summary — May 1, 2020
Investment Objective
The AQR Volatility Risk Premium Fund (the “Fund”) seeks total return.
Total return consists of capital appreciation and income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class N
Management Fee	0.55%	0.55%
Distribution (12b-1) Fee	None	0.25%
Other Expenses	2.07%	2.06%
Acquired Fund Fees and Expenses[1]	0.03%	0.03%
Total Annual Fund Operating Expenses	2.65%	2.89%
Less: Fee Waivers and/or Expense Reimbursements[2]	1.87%	1.86%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.78%	1.03%
[1]	Acquired Fund Fees and Expenses reflect the expenses incurred indirectly by the Fund as a result of the Fund's investments in underlying money market mutual funds, exchange-traded funds or other pooled investment vehicles.
[2]	The Adviser has contractually agreed to reimburse operating expenses of the Fund in an amount sufficient to limit Other Expenses in the table above at no more than 0.20% for Class I Shares and Class N Shares. "Other Expenses" include all Fund operating expenses other than management fees and 12b-1 fees and exclude interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims and extraordinary expenses. This agreement (the “Expense Limitation Agreement”) will continue at least through April 30, 2021. The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust. The Adviser is entitled to recapture any fees waived and/or expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser waived fees or reimbursed expenses, provided that the amount recaptured may not cause the total annual operating expenses or Other Expenses, as applicable, attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the waiver and/or reimbursement and (ii) the applicable limits in effect at the time of recapture.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Expense Limitation Agreement through April 30, 2021, as discussed in Footnote No. 2 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$80	$645	$1,237	$2,844
Class N Shares	$105	$719	$1,359	$3,080
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 103% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund seeks to outperform a custom benchmark that consists of 50% MSCI World Net Total Return USD Index + 50% ICE BofAML US 3-Month Treasury Bill Index by providing investors with potential gains from three different sources of return: 1) overall exposure to global equity markets, 2) selling (i.e., writing) options to capture the volatility risk premium (i.e., the premium that buyers of options are willing to pay for this form of financial insurance), and 3) an active equity strategy that seeks to outperform a broad-based global equity benchmark.

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The Fund is not designed to be market neutral, which means that the Fund is not designed to be uncorrelated with the returns of the equity markets in which the Fund invests. The Adviser, on average, intends to target a portfolio beta (i.e., the portfolio's sensitivity to fluctuations in the securities markets) of 0.5 to the MSCI World Net Total Return USD Index. Under normal market conditions, the Fund’s beta, on average, is expected to range between 0.4 and 0.6.
The Fund invests globally in a broad range of instruments, including, but not limited to, equities, futures (including index futures, equity futures, interest rate futures and bond futures), currency futures and forwards, options (including written and purchased options on equities, bonds and equity and bond futures, including futures on indices) and swaps (including equity swaps, equity index swaps and swaps on futures) (collectively, the “Instruments”). The Fund’s exposure to the bonds asset class includes sovereign debt issued by developed countries. The Fund may also invest in other registered investment companies including exchange-traded funds (“ETFs”).
Volatility Risk Premium Strategy
The Fund seeks to capture the volatility risk premium across global developed equity and bond markets by selling (i.e., writing) call and put options to buyers seeking financial insurance in exchange for a premium, or payment, from the option buyer. To implement the volatility risk premium strategy, the Fund will sell put and call options at various strike prices and with various expiration dates on various equity and bond reference assets (including indices) across global developed markets.
The Fund will seek to sell options that appear “expensive” based on the Adviser’s proprietary quantitative models (that is, where the demand for protection is high resulting in premiums on the written options that are attractive to the Adviser). The Fund may sell uncovered call and put options (i.e., where the Fund does not own or is not short, as applicable, the Instrument underlying the call or put option) and covered call and put options (i.e., where the Fund holds or is short, as applicable, an equivalent position in the Instrument underlying the call or put option). The Fund will generally delta-hedge an option it sells by taking long or short positions in the Instrument underlying the option. Delta-hedging is intended to hedge the option’s directional exposure to the underlying Instrument, thereby reducing the strategy’s overall return volatility. The Fund will generally delta-hedge through the use of ETFs and/or futures. Written option positions may be closed out during a rebalancing process, either by purchasing the same option or an option on the same underlying Instrument that the Adviser has determined will achieve a similar result.
The premiums the Fund receives from the sale of put and call options can be partially or completely offset by the amount it needs to pay out; however, the Fund seeks to execute its options strategy so that the premiums it receives are greater than the amounts paid out, inclusive of any gains or losses resulting from hedging activities. The Fund’s total exposure to the volatility risk premium strategy will vary over time based in part on the Adviser’s estimate of the losses that could occur in periods of a sudden increase in volatility or extreme price movements (up or down) in equity or bond markets. If, however, such extreme price movements occur, they may result in large Fund losses.
Active Equity Strategy
Under normal market conditions the Fund will invest approximately 50% of its net assets in an actively managed portfolio of global equities (the “Equity Sleeve”). The Equity Sleeve seeks to outperform, after expenses, the MSCI World Net Total Return USD Index while seeking to control its tracking error relative to this benchmark. The Equity Sleeve will target a long-term average forecasted tracking error of approximately 2-3% relative to the MSCI World Net Total Return USD Index. Actual realized tracking error will vary based on market conditions and other factors.
The Equity Sleeve will be managed by both overweighting and underweighting securities, industries and sectors relative to the MSCI World Net Total Return USD Index. In selecting the Fund’s equity investments, the Adviser utilizes a quantitative investment process. A quantitative investment process is a systematic method of evaluating securities and other assets by analyzing a variety of data through the use of models—or processes—to generate an investment opinion. The models consider a wide range of factors, including, but not limited to, value, momentum and quality.
Value strategies favor securities that appear cheap based on fundamental measures. Examples of value strategies include using price-to-earnings and price-to-book ratios.
Momentum strategies favor securities with strong recent relative performance and positive changes in fundamentals.
Quality indicators identify stable companies in good business health, including those with strong profitability and stable earnings.
In addition to these three indicators, the Adviser will use a number of additional indicators based on the Adviser’s proprietary research. The Adviser may add or modify the economic indicators employed in selecting portfolio holdings from time to time.
The Fund may invest in or have exposure to companies of any size. The Fund does not limit its investments to any one country, and may invest in any one country without limit. The Fund may, but is not required to, hedge exposure to foreign currencies using foreign currency forwards or futures.

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General
In seeking to achieve its investment objective, the Fund will take both “long” and “short” positions through the use of derivative Instruments. A “long” position in a derivative Instrument will benefit from an increase in the price of the underlying instrument and will lose value if the price of the underlying Instrument decreases. A “short” position in a derivative Instrument will benefit from a decrease in price of the underlying instrument and will lose value if the price of the underlying Instrument increases.
The Adviser will consider the potential federal income tax impact on a shareholder’s after-tax investment return of certain trading decisions, including but not limited to, selling or closing out of Instruments to realize losses, or to refrain from selling or closing out of Instruments to avoid realizing gains, when determined by the Adviser to be appropriate.
The Fund’s use of options, futures contracts, forward contracts, swaps and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use Instruments that have a leveraging effect. For example, if the Adviser seeks to gain enhanced exposure to a specific asset class through an Instrument providing leveraged exposure to the asset class and that Instrument increases in value, the gain to the Fund will be magnified. If that investment decreases in value, however, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
If derivative Instruments and Instruments with remaining maturities of one year or less are taken into account, the Fund’s strategy will result in frequent portfolio trading and high portfolio turnover.
A portion of the Fund’s assets will be held in cash or cash equivalent investments, including, but not limited to, interests in short-term investment funds, short-term bond fund shares, money market fund shares and/or U.S. Government securities. These cash or cash equivalent holdings serve as collateral for the positions the Fund takes and also earn income for the Fund.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss. The following is a summary description of certain risks of investing in the Fund.
The Fund’s volatility risk premium strategy will be implemented, in part, by selling (writing) put and call options, which exposes the Fund to tail risk. Tail risk is the risk that an event with a small probability of happening occurs (such as a major market movement or sharp spike in the volatility of equity or bond markets), resulting in a large negative impact on the Fund’s returns. See “Options Risk” for additional risks from option-writing.
Common Stock Risk: The Fund may invest in, or have exposure to, common stocks. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Counterparty Risk: The Fund may enter into various types of derivative contracts  as described below under “Derivatives Risk”. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.
Credit Risk: Credit risk refers to the possibility that the issuer of a security or the issuer of the reference asset of a derivative instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the four highest categories (S&P Global Ratings (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that

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they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that the issuer will not default on its payment obligations or that bonds will not otherwise lose value.
Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.
Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security or currency (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the section entitled “Principal Investment Strategies of the Fund,” futures contracts, forward contracts, options (both written and purchased) and swaps. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•	The Fund generally holds its foreign instruments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
•	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s  skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s  inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Hedging Transactions Risk: The Adviser  from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser  may not seek to establish a perfect

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correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees).
High Portfolio Turnover Risk: The investment techniques and strategies utilized by the Fund, including investments made on a shorter-term basis or in derivative instruments or instruments with a maturity of one year or less at the time of acquisition, may result in frequent portfolio trading and high portfolio turnover. High portfolio turnover rates will cause the Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders in the Fund.
Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share.
Leverage Risk: As part of the Fund’s principal investment strategy, the Fund will make investments in futures contracts, forward contracts, swaps, options and other derivative instruments. These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure to the underlying instrument, as well as the potential for greater loss. If the Fund uses leverage through activities such as entering into short sales or purchasing derivative instruments, the Fund has the risk that losses may exceed the net assets of the Fund. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements.
Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid-Cap Securities Risk: The Fund may invest in, or have exposure to, the securities of mid-cap companies. The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and traditional and non-traditional data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in selecting investments or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.

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The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.
Options Risk: An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the implied volatility, which in turn are affected by fiscal and monetary policies and by national and international political and economic events.
•	Purchased Options: When the Fund purchases an option, it may lose the total premium paid for it if the price of the underlying security or other assets decreased, remained the same or failed to increase to a level at or beyond the exercise price (in the case of a call option) or increased, remained the same or failed to decrease to a level at or below the exercise price (in the case of a put option). If a call or put option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.
•	Written Options: By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire exercise price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at an exercise price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is not able to close out its written put options, it may result in substantial losses to the Fund. By writing a call option, the Fund may be obligated to deliver instruments underlying an option at less than the market price. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, the Fund must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase. The Fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised options.
By writing call and put options on underlying instruments, the returns of the options writing strategy will be determined by the performance of the underlying instrument. If the underlying instrument appreciates or depreciates sufficiently over the period to offset the net premium received by the Fund, the Fund may incur losses. Increases in implied volatility of options may cause the value of an option to increase, even if the value of the underlying instrument does not change, which could result in a reduction in the Fund’s NAV. In unusual market circumstances where implied volatility sharply increases or decreases causing options spreads to be significantly correlated to the underlying instrument, the Fund’s option writing strategy may not perform as anticipated. Prior to the exercise or expiration of the option, the Fund is exposed to implied volatility risk, meaning the value, as based on implied volatility, of an option may increase due to market and economic conditions or views based on the sector or industry in which issuers of the underlying instrument participate, including issuer-specific factors.
Seeking to capture volatility risk premium by writing options to buyers seeking financial insurance presents heightened risk of loss. The Fund could experience a sudden, significant permanent loss due to dramatic movements in financial markets, which far exceed the premiums received for writing the options. Such significant losses could result in a dramatic reduction in the Fund’s NAV on an individual Business Day. Moreover, the losses would impact then-current shareholders who may differ from shareholders who benefitted from the positive impact of the option-writing program.
Short Sale Risk: The Fund may take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Short sales also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses.
Small-Cap Securities Risk: Investments in or exposure to the securities of companies with smaller market capitalizations involve higher risks in some respects than do investments in securities of larger companies. For example, prices of such securities are often more volatile than prices of large capitalization securities. In addition, due to thin trading in some such securities, an investment in these securities may be less liquid (i.e., harder to sell) than that of larger capitalization securities. Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.
Sovereign Debt Risk: The Fund may invest in, or have exposure to, sovereign debt instruments. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative

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size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund. Additionally, certain unexpected market events or significant adverse market movements could result in the Fund not holding enough assets to be able to meet its obligations under the agreement. Such occurrences may negatively impact the Fund’s ability to implement its principal investment strategies and could result in losses to the Fund.
Tax-Managed Investment Risk: The performance of the Fund may deviate from that of non-tax managed funds and may not provide as high a return before consideration of federal income tax consequences as non-tax managed funds. The Fund’s tax-sensitive investment strategy involves active management with the intent of minimizing the amount of realized gains from the sale of securities; however, market conditions may limit the Fund’s ability to execute such strategy. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation or regulation. Although the Fund expects that a smaller portion of its total return will consist of taxable distributions to shareholders as compared to non-tax managed funds, there can be no assurance about the size of taxable distributions to shareholders.
U.S. Government Securities Risk: Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.
Value Style Risk: Investing in or having exposure to “value” securities presents the risk that the securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.
Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.
Performance Information
The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund.
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance, including its current NAV per share, can be obtained by visiting https://funds.aqr.com.
Class I Shares—Total Returns
The bar chart below provides the Fund’s performance for its first full calendar year.
Highest Quarterly Return	Lowest Quarterly Return
6.39% (1Q19)	-0.68% (3Q19)

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Average Annual Total Returns as of December 31, 2019
The following table compares the Fund’s average annual total returns for Class I Shares and Class N Shares as of December 31, 2019 to a reference benchmark comprised as follows: 50% MSCI World Index and 50% ICE BofAML US 3-Month Treasury Bill Index. You cannot invest directly in an index. The table includes all applicable fees and sales charges.
	One Year	Since Inception (November 1, 2018)
AQR Volatility Risk Premium Fund—Class I
Return Before Taxes	10.96%	5.26%
Return After Taxes on Distributions	10.27%	4.61%
Return After Taxes on Distributions and Sale of Fund Shares	6.68%	3.84%
AQR Volatility Risk Premium Fund—Class N
Return Before Taxes	10.72%	5.02%
50% MSCI World Index and 50% ICE BofAML US 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	14.53%	8.95%
After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Class I Shares only. After-tax returns for other classes will vary.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Ronen Israel, M.A.	November 1, 2018	Principal of the Adviser
Lars N. Nielsen, M.Sc.	January 1, 2020	Principal of the Adviser
Yao Hua Ooi	January 31, 2020	Principal of the Adviser

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Important Additional Information
Purchase and Sale of Fund Shares
You may purchase or redeem Class I Shares and Class N Shares of each Fund, as applicable, each day the NYSE is open. To purchase or redeem shares you should contact your financial intermediary, or, if you hold your shares through the Fund, you should contact the Fund by phone at (866) 290-2688, by mail (c/o AQR Funds, P.O. Box 2248, Denver, CO 80201-2248), or by the Internet at https://funds.aqr.com. Each Fund’s initial and subsequent investment minimums for Class I Shares and Class N Shares, as applicable, generally are as follows.
	Class I Shares	Class N Shares
Minimum Initial Investment	$5,000,000[1]	$1,000,000[1]
Minimum Subsequent Investment	None	None
[1]	Reductions apply to certain eligibility groups. See “Investing With the AQR Funds” in the Funds’ prospectus.
Tax Information
Each Fund’s dividends and distributions may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.
Payments to Broker/Dealers and other Financial Intermediaries
If you purchase shares of a Fund through a broker-dealer or other financial intermediary, the Fund and the Adviser or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

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Details About the Funds
Glossary. To keep things simple, we have defined and explained a number of terms and concepts in a Glossary at the back of this prospectus. Terms that are in italics have definitions or explanations in the Glossary.
Included in this prospectus are sections that tell you about buying and selling shares, management information, shareholder features of the Funds and your rights as a shareholder.

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Details About the AQR Alternative Risk Premia Fund
Investment Objective
The AQR Alternative Risk Premia Fund (the “Fund”) seeks positive absolute returns.
The use of the term “positive absolute return” is intended to distinguish the Fund’s investment objective from the relative returns sought by many other mutual funds. Funds seeking relative returns are generally managed with a goal of outperforming an index of securities or an index of competitive funds. As a result, even if these funds are successful in achieving their investment objectives, their investment returns will tend to reflect the general direction of the securities markets. A “positive absolute return” seeks to earn a positive total return over a reasonable period of time regardless of market conditions or general market direction. However, while seeking to generate positive performance over a multi-year period of time, the Fund may have positive or negative returns over shorter time periods.
There can be no assurance that the Fund will be successful in achieving its investment objective.
Principal Investment Strategies
The Fund pursues its investment objective by aiming to provide exposure to six separate investment styles (“Styles”): value, momentum, carry, defensive, trend and volatility using both “long” and “short” positions within the following asset groups (“Asset Groups”): stocks, equity indices, bonds and currencies. The Fund will achieve its exposure to any of the Asset Groups by using derivatives or holding those assets directly. The Fund will also use derivatives for hedging purposes. The Fund implements the Styles by investing globally in a broad range of instruments, including, but not limited to, equities (primarily those issued by large- and mid-cap companies), futures (including index futures, equity futures, interest rate futures and bond futures), currency futures and forwards, options (including written and purchased options on equities, bonds and equity and bond futures, including futures on indices) and swaps (including equity swaps, bond swaps, interest rate swaps, swaps on index futures and total return swaps) (collectively, the “Instruments”). The Fund may also invest in other registered investment companies including exchange-traded funds (“ETFs”).
The Fund’s exposure to equities includes securities of U.S. and non-U.S. issuers and equity indices representing the United States and non-U.S. countries. As of the date of this prospectus, the Adviser generally considers large- and mid-cap companies to be those companies with market capitalizations around the range of the MSCI World Index at the time of purchase.  As of March 31, 2020, the market capitalization of the companies comprising the MSCI World Index ranged from $337.37 million to $1,142.98 billion. For the bonds Asset Group, the Fund will have exposure to U.S. Government securities and sovereign debt issued by other developed countries and bond indices representing such securities. The Fund may invest in debt securities of any credit rating, maturity or duration, which may include high-yield or “junk” bonds. From time to time, the Fund can have significant exposure to non-U.S. dollar denominated currencies.
The Fund is generally intended to have a low correlation to the equity, bond and credit markets. The Fund also is not designed to match the performance of any hedge fund index. In order to minimize market impact and reduce trading costs, where applicable, the Fund will utilize a proprietary approach to algorithmic trading. The Adviser will attempt to mitigate risk through diversification of holdings and through active monitoring of volatility, counterparties and other risk measures. There is no assurance, however, that the Fund will achieve its investment objective.
The Styles employed by the Fund are:
Value: Value strategies favor investments that appear cheap over those that appear expensive based on fundamental measures related to price, seeking to capture the tendency for relatively cheap assets to outperform relatively expensive assets. The Fund will seek to buy assets that are “cheap” and sell those that are “expensive.” Examples of value measures include using price-to-earnings and price-to-book ratios for selecting stocks.
Momentum: Momentum strategies favor investments that have performed relatively well over those that have underperformed over the medium-term (i.e., one year or less), seeking to capture the tendency that an asset’s recent relative performance will continue in the near future. The Fund will seek to buy assets that recently outperformed their peers and sell those that recently underperformed. Examples of momentum measures include simple price momentum for selecting stocks and price- and yield-based momentum for selecting bonds.
Carry: An asset’s “carry” is its expected return assuming market conditions, including its price, stay the same. Carry strategies favor investments with higher yields over those with lower yields, seeking to capture the tendency for higher-yielding assets to provide higher returns than lower-yielding assets. The Fund will seek to take long positions in high-yielding assets and short positions in low-yielding assets. An example of carry measures includes selecting currencies and bonds based on interest rates.
Defensive: Defensive strategies favor investments with low-risk characteristics over those with high-risk characteristics, seeking to capture the tendency for lower risk and higher-quality assets to generate higher risk-adjusted returns than higher risk and lower-quality assets. The Fund will seek to buy low-risk, high-quality assets and sell high-risk, low-quality assets. An example of a defensive measure includes using beta (i.e., an investment’s sensitivity to the securities markets) to select stocks.

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Trend: Trend strategies favor investments that follow an identified positive or negative trend. The Adviser uses a proprietary, systematic and quantitative process that seeks to benefit from price trends in equity index, bond and currency Instruments. The size and type (long or short) of the position taken will relate to various factors, including the Adviser’s systematic assessment of a trend and its likelihood of continuing as well as the Adviser’s estimate of the Instrument’s risk. The Fund may have both long and short positions in different assets depending on their respective price trends. An example of a trend measure is using short-term prices (e.g., prices over a one to three month period) to select an equity index.
Volatility: Volatility strategies seek to capture the volatility risk premium across equity index and bond Asset Groups by selling (i.e., writing) call and put options to buyers seeking financial insurance in exchange for a premium, or payment, from the option buyer. The Fund may sell uncovered call and put options (i.e., where the Fund does not own or is not short, as applicable, the Instrument underlying the call or put option) and covered call and put options (i.e., where the Fund holds or is short, as applicable, an equivalent position in the Instrument underlying the call or put option). The Fund will generally delta-hedge an option it sells by taking long or short positions in the Instrument underlying the option. Delta-hedging is intended to hedge the option’s directional exposure to the underlying Instrument, thereby reducing the strategy’s overall return volatility. The Fund will generally delta-hedge through the use of ETFs and/or futures. The Fund will seek to sell options that appear “expensive” based on the Adviser’s proprietary quantitative models (that is, where the demand for protection is high resulting in premiums on the written options that are attractive to the Adviser).
The Fund is actively managed and the Fund’s exposures to Styles and Asset Groups will vary based on the Adviser’s ongoing evaluation of investment opportunities. The Fund expects to maintain exposure to all six Styles; however, not all Styles are represented within each Asset Group. The Adviser targets balanced-risk weights across both Styles and Asset Groups, which means that lower risk Styles and Asset Groups, as determined by the Adviser, will generally have higher notional allocations (i.e., greater leverage) than higher risk Styles and Asset Groups, as determined by the Adviser. Risk allocations to the Volatility Style will be based on estimated losses in periods of extreme price movements (up or down) in equity or bond markets. Notwithstanding its expected lower notional allocation in comparison to the other Styles, the Volatility Style may result in large Fund losses during such periods. Individual investments are sold or closed out during a rebalancing process, the frequency of which is expected to vary depending on the Adviser’s ongoing evaluation of certain factors including changes in market conditions and how much the actual portfolio deviates from the target portfolio.
In seeking to achieve its investment objective, the Fund will generally enter into both “long” and “short” positions across all Styles and Asset Groups using derivative Instruments. The Fund may also take a “long” position by purchasing the security directly, or a “short” position by borrowing a security from a third party and selling it at the then current market price. The owner of a “long” position will benefit from an increase in the price of the underlying instrument. The owner of a “short” position will benefit from a decrease in the price of the underlying instrument.
To implement the Volatility Style, the Fund will sell put and call options at varying strike prices and with varying expiration dates on various reference assets. The premiums the Fund receives from the sale of put and call options can be partially or completely offset by the amount it needs to pay out; however, the Fund seeks to execute its options strategy so that the premiums it receives are greater than the amounts paid out, inclusive of any gains or losses resulting from hedging activities.
The Adviser will consider the potential federal income tax impact on a shareholders’ after-tax investment return of certain trading decisions, including but not limited to, selling or closing out of Instruments to realize losses, or to refrain from selling or closing out of Instruments to avoid realizing gains, when determined by the Adviser to be appropriate. The Adviser will also take into consideration various tax rules pertaining to holding periods, wash sales and tax straddles.
The Fund’s use of options, futures contracts, forward contracts, swaps and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use Instruments that have a leveraging effect. For example, if the Adviser seeks to gain enhanced exposure to a specific asset class through an Instrument providing leveraged exposure to the asset class and that Instrument increases in value, the gain to the Fund will be magnified. If that investment decreases in value, however, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
The Adviser, on average, will target an annualized volatility level for the Fund of 8%. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. The Adviser expects that the Fund’s targeted annualized forecasted volatility will typically range between 6% and 10%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Higher volatility generally indicates higher risk. Actual or realized volatility can and will differ from the forecasted or target volatility described above.

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The Fund’s strategy engages in frequent portfolio trading which may result in a higher portfolio turnover rate than a fund with less frequent trading, and correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund, and may have adverse tax consequences.
A portion of the Fund’s assets will be held in cash or cash equivalent investments, including, but not limited to, interests in short-term investment funds, short-term bond fund shares, money market fund shares and/or U.S. Government securities.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss.

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Details About the AQR Diversified Arbitrage Fund
Investment Objective
The AQR Diversified Arbitrage Fund (the “Fund”) seeks long-term absolute (positive) returns.
The use of the term “absolute (positive) return” is intended to distinguish the Fund’s investment objective from the relative returns sought by many other mutual funds. Funds seeking relative returns are generally managed with a goal of outperforming an index of securities or an index of competitive funds. As a result, even if these funds are successful in achieving their investment objectives, their investment returns will tend to reflect the general direction of the securities markets. An “absolute (positive) return” seeks to earn a positive total return over a reasonable period of time regardless of market conditions or general market direction. However, while seeking to generate positive performance over a multi-year period of time, the Fund may have positive or negative returns over shorter time periods.
There can be no assurance that the Fund will be successful in achieving its investment objective.
Principal Investment Strategies
The Fund seeks to outperform, after expenses, the ICE BofAML US 3-Month Treasury Bill Index while seeking to control its tracking risk relative to this benchmark. The ICE BofAML US 3-Month Treasury Bill Index is designed to measure the performance of a high-quality short-term cash-equivalent investment. An investment in the Fund is more volatile than an investment in Treasury Bills, and is not backed by the full faith and credit of the U.S. Government.
The Fund uses a number of arbitrage investment strategies employed by hedge funds and proprietary trading desks of investment banks, including merger arbitrage, convertible arbitrage, and other kinds of arbitrage strategies and corporate event strategies described more fully below. In order to pursue these investment strategies, the Fund invests in a diversified portfolio of instruments, including equities, convertible securities, debt securities, loans (including unfunded loan commitments), warrants, options, swaps (including credit default swaps and credit default index swaps), futures contracts, forwards or other types of derivative instruments. The securities in which the Fund invests may be restricted and/or Rule 144A securities. The Sub-Adviser tactically allocates the Fund’s assets across arbitrage and alternative investment strategies with positive anticipated returns based on market conditions.
The Sub-Adviser will employ hedging strategies with the intent of (i) reducing the risk associated with each of the arbitrage and corporate event strategies; (ii) keeping the overall volatility of the Fund’s net asset value low; and (iii) maintaining a low correlation with the overall equity market.
The Fund will also engage extensively in short sales of securities. When the Fund sells a security short, it borrows the security from a third party and sells it at the then current market price. The Fund is then obligated to buy the security on a later date so that it can return the security to the lender. For arbitrage strategies, the Fund will generally buy securities and simultaneously sell securities short in amounts that are intended to result in an approximately neutral economic exposure to overall market movements.
The Fund makes use of derivative instruments, which may be used for hedging purposes, as a substitute for investing in conventional securities and for investment purposes. The Fund will also use derivatives to increase its economic exposure, either long or short, to a particular security, currency or index. Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. The Fund’s use of swaps, futures contracts, forward contracts and certain other derivative instruments may have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset underlying a derivative instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use derivative instruments that have a leveraging effect. For example, if the Adviser seeks to gain enhanced exposure to a specific asset through a derivative instrument providing leveraged exposure to the asset and that derivative instrument increases in value, the gain to the Fund will be magnified. If that investment decreases in value, however, the loss to the Fund will also be magnified. A decline in the Fund’s assets due to losses magnified by the derivative instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of derivative instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
The Fund invests in debt securities, which may be of any credit rating, maturity or duration, and which may include high-yield or “junk” bonds. A portion of the Fund’s assets will be held in cash or cash equivalent investments, including, but not limited to, interests in short-term investment funds, shares of money market or short-term bond funds and/or U.S. Government securities. In response to adverse market, economic or other conditions, such as the availability of attractive arbitrage and corporate event opportunities (or lack thereof), the Fund may temporarily invest a substantial portion of its assets in such cash or cash equivalent securities and during such periods the Fund may not achieve its investment objective. The Fund will invest in issuers in foreign countries, which may include emerging market countries.

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Examples of Arbitrage and Corporate Event Strategies:
Merger Arbitrage: When engaging in merger arbitrage, the Sub-Adviser buys shares of the “target” company in a proposed merger or other reorganization between two companies. If the consideration in the transaction consists of stock of the acquirer, the Sub-Adviser will typically hedge the exposure to the acquirer by shorting the stock of the acquiring company.
•	Merger arbitrage investments are based on the premise that when a merger or similar deal between two companies is announced, the stock price of the target generally increases substantially as a result of the premium offered by the acquirer, but trades at a small discount to the consideration offered by the acquirer until the deal closes.
•	While most corporate deals close successfully, many investors holding a target company’s shares choose to sell them before closing to avoid the possibility of a significant loss in value if the transaction fails to close.
•	The discount in the value of the target company’s stock reflects (i) the likelihood of a completed transaction paying a certain amount of consideration for a target’s shares and (ii) the willingness of holders of the target’s stock to sell their stock at a discount prior to closing to lock-in gains and avoid the risk of a significant loss in value of the target’s stock if the transaction does not close.
The Fund invests in stocks of target companies in potential merger transactions based on the Sub-Adviser’s expected risk-adjusted return for the arbitrage transaction. In most cases, the Fund will buy the target’s stock soon after the announcement of the merger transaction and in most cases will hold the stock until the deal is completed. While the Fund will usually invest in the common stock of the target, it may also invest in other securities of the target such as convertible debentures, American Depositary Receipts (ADRs), options, loans and bonds. The Fund generally invests in target firms located in the United States, but also invests in target firms located in other countries when circumstances warrant. In certain instances, where the Sub-Adviser believes the compensation to be paid to shareholders significantly undervalues the target company’s securities, the Fund may participate in legal or other actions, such as appraisal actions, to seek to increase the compensation the Fund receives for such securities in connection with the merger, corporate reorganization or other event.
Convertible Arbitrage: When employing a convertible arbitrage strategy, the Sub-Adviser invests in convertible securities that are trading at discounts to their fundamental values and attempts to mitigate the various risks associated with investing in such convertible securities. Although infrequent, the Sub-Adviser will at times short convertible securities that are trading at premiums to their fundamental values and will attempt to mitigate various risks associated with the short position (for example, by buying common shares into which the convertible security is convertible).
•	A convertible security is a debenture or a preferred security that the holder may exchange for common stock at a pre-specified conversion rate. Because of the option to convert the security into common stock, the convertible security pays a lower coupon or preferred dividend than a comparable non-convertible debt or preferred stock issued by the company.
•	Convertible securities are a substantial source of capital for many companies, especially those with highly uncertain cash flows and immediate funding needs. Convertible securities are usually sold by issuing companies at discounts to their fundamental values. Because of their lower level of liquidity relative to listed equities, they often trade at discounts in the secondary market.
•	Convertible arbitrageurs (such as the Fund) are key participants in the convertible securities market, and typically buy the convertible security and seek to mitigate the various risks associated with the security (i.e., equity risk, credit risk, and interest rate risk) by using various hedging strategies. For example, equity risk may be hedged by shorting the stock of the issuer in an amount based on the sensitivity of the convertible security’s price to changes in the issuer’s stock price.
In most cases, the holding period for an investment by the Fund in a convertible arbitrage trade will be longer than one year, and could be several years for some investments. The Fund generally will hold convertible securities of domestic issuers, but will also purchase convertible securities of foreign issuers if circumstances warrant. In some cases, convertible securities trade at premiums relative to their fundamental values; in such cases the Fund would short sell the respective convertible security and employ various hedging strategies to mitigate the various risks associated with being short the convertible security.
Corporate Events: The Sub-Adviser also employs other arbitrage and corporate event strategies when market opportunities arise. Examples of such investments can include distressed investments, “SPACs” (Special Purpose Acquisition Corporations), IPOs (Initial Public Offerings), SEOs (Seasoned Equity Offerings), “price-pressure” trades, “dual-class” arbitrage and “closed-end fund” arbitrage among other strategies as detailed below. These investments generally involve issuers located in the United States, but may also involve issuers located in other countries when circumstances warrant.
•	Distressed investments are made in securities including loans, bonds (including corporate bonds, municipal bonds and sovereign debt), convertible bonds or equities of firms that are in or near financial distress. Frequently, the Sub-Adviser will invest after a firm has filed for bankruptcy protection. The Sub-Adviser will invest in securities that are trading at substantial discounts to fundamental values arising from a market dislocation as non-distressed investors

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sell these positions. The Fund invests in credit and distressed investments to generate gains, although the portfolio managers can take the potential for income into account when making investment decisions. Hedging transactions are used to protect against interest rate and market moves.
•	Short-term debt investment opportunities result from selling pressure as high yield corporate bonds move closer to either a maturity or call and the resulting yield declines to below the average of high yield index. The selling bondholder has to choose between holding a short-term security with lower yield and selling that security to purchase a longer dated security with higher yield. The Sub-Adviser opportunistically purchases these securities below fundamental value and then hedges the systematic risk.
•	Debtor-in-possession (DIP) loans are made to companies at the onset of a Chapter 11 bankruptcy restructuring. The DIP loan provides immediate cash needs to the company as well as subsequent working capital needs to allow the company to continue operating as a normal business during bankruptcy proceedings. The DIP loan will generally have a first lien on the company’s working capital, second liens on property already secured by other lenders, and first liens on all assets owned by the company which are not encumbered by a lien from another lender. Because the DIP loan is high in the company’s capital structure during the Chapter 11 process, these loans generally have lower risk.
•	Credit investments are made in convertible bonds, corporate bonds and corporate loans of firms which offer attractive risk-adjusted returns on a hedged basis, typically around event-induced capital flows.
•	When the Fund enters into “price pressure” trades, it seeks to profit from situations in which concentrated buying or selling of securities by a particular group of investors overwhelms regular trading causing a temporary price dislocation. The Fund will buy or short, as applicable, securities subject to price pressure and will hedge these purchases by shorting or buying, as applicable, market indices or comparable securities.
•	Seasoned equity offerings involve the purchase of common stock of a listed company in an underwritten offering. These investments take advantage of the discount at which offerings are priced relative to the stock’s market price, as well as the price pressure on the stock caused by a temporary supply-demand imbalance.
•	Debt capital markets investments may be made by participating in new issue offerings of corporate debentures.
•	Initial Public Offerings involve the purchase of a newly listed common stock in an underwritten offering. These are fundamental investments that the Sub-Adviser deems to be attractively priced.
•	When-issued arbitrage seeks to capture the difference in the prices at which a parent’s and subsidiary’s stock are trading on a “when-issued” basis. When-issued opportunities typically occur immediately prior to the separation of a parent and subsidiary (i.e., spin-off, carve-out, split-off).
•	Stub-trading arbitrage seeks to capture the difference in the prices at which the stocks of a publicly traded parent corporation and its publicly traded subsidiary are trading.
•	Dual-class arbitrage seeks to capture the difference in the prices at which different classes of a publicly traded company’s stock are trading.
•	Closed-end fund arbitrage is the practice of buying (selling) closed-end funds that trade at abnormally wide discounts (or premiums) to their underlying net asset values. Positions are unwound when the discount or premium converges to expected levels. In general, the Fund does not invest in closed-end funds with the intention of forcing a conversion into an open-end format.
•	Private investments involve structuring securities for private or publicly traded companies where the security created is not publicly offered or may not trade on a public market. The securities created can take the form of equity, convertible debt, corporate notes, warrants or any combination thereof. Although these securities are considered private, a secondary market may be created for trading but is not a requirement for investment.
•	Warrants involve the purchase of exchange-traded warrants in U.S. Treasury auctions or on the secondary market. These investments are typically hedged by short sales of the issuer’s stock.
•	Spin-Offs occur when the parent company distributes shares in a subsidiary to existing parent shareholders. Many parent shareholders opt to sell the newly-traded shares because the spin-off shares do not meet their investing criteria. Because of this selling pressure, spin-off firms sometimes realize negative returns around the spin-off date. This is often reversed over the subsequent year. The Fund purchases shares in spin-off firms based both on the estimated amount of price pressure selling and on the Sub-Adviser’s fundamental valuation. Spin-off positions are hedged using industry sector ETFs or stock market futures.
Corporate loans in which the Fund invests as part of these strategies will primarily consist of first or second lien, floating rate loans that are collateralized by specific assets. The Fund may also invest in other types of corporate loans such as fixed-rate or unsecured loans. The corporate loans may be purchased directly from the administrative agent of the loan or from a third party. In addition, the Fund may purchase a participation interest in a corporate loan from a third party that has a direct interest in the loan. The Fund may invest in investment grade or below-investment grade (“junk”) loans (and unrated loans of equivalent quality), including loans that are offered as part of highly leveraged transactions (such as leveraged buyouts).

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The Fund may employ additional arbitrage and/or corporate event investment strategies as they arise.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss.

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Details About the AQR Equity Market Neutral Fund
Investment Objective
The AQR Equity Market Neutral Fund (the “Fund”) seeks positive absolute returns.
The use of the term “positive absolute return” is intended to distinguish the Fund’s investment objective from the relative returns sought by many other mutual funds. Funds seeking relative returns are generally managed with a goal of outperforming an index of securities or an index of competitive funds. As a result, even if these funds are successful in achieving their investment objectives, their investment returns will tend to reflect the general direction of the securities markets. A “positive absolute return” seeks to earn a positive total return over a reasonable period of time regardless of market conditions or general market direction. However, while seeking to generate positive performance over a multi-year period of time, the Fund may have positive or negative returns over shorter time periods.
There can be no assurance that the Fund will be successful in achieving its investment objective.
Principal Investment Strategies
The Fund seeks to provide investors with returns from the potential gains from its long and short equity positions. The Fund is designed to be market- or beta-neutral, which means that the Fund seeks to achieve returns that are not closely correlated with the returns of the equity markets in which the Fund invests. Accordingly, the Adviser, on average, intends to target a portfolio beta of zero over a normal business cycle. Achieving zero portfolio beta would result in returns with no correlation to the equity markets in which the Fund invests over a normal business cycle.
Under normal market conditions, the Fund pursues its investment objective by investing at least 80% of its net assets (including borrowings for investment purposes) in equity instruments and equity related and/or derivative instruments. Equity instruments include common stock, preferred stock, depositary receipts and shares or interests in real estate investment trusts (“REITs”) or REIT-like entities (“Equity Instruments”). Equity related and/or derivative instruments are investments that provide exposure to the performance of equity instruments, including equity swaps (both single-name and index swaps), equity index futures and exchange-traded funds and similar pooled investment vehicles (collectively, “Equity Derivative Instruments” and together with Equity Instruments, “Instruments”).
In managing the Fund, the Adviser takes long positions in those Instruments that, based on proprietary quantitative models, the Adviser forecasts to be undervalued and likely to increase in price, and takes short positions in those Instruments that the Adviser forecasts to be overvalued and likely to decrease in price.
The Fund may invest in or have exposure to companies of any size. The Fund has no geographic limits on where it may invest. The Fund will generally invest in instruments of companies located in global developed markets, including the United States. As of the date of this prospectus, the Adviser considers global developed markets to be those countries included in the MSCI World Index. The Fund does not limit its investments to any one country and may invest in any one country without limit.
The Adviser uses a set of value, momentum, quality and other economic indicators to generate an investment portfolio based on the Adviser’s global security selection and asset allocation models.
•	Value indicators identify investments that appear cheap based on fundamental measures. Examples of value indicators include using price-to-earnings and price-to-book ratios for choosing individual equities.
•	Momentum indicators identify investments showing signs of improvement, whether based on prices or fundamentals. Examples of momentum indicators include simple price momentum for choosing individual equities based on strong recent performance.
•	Quality indicators identify stable companies in good business health, including those with strong profitability and stable earnings.
•	Sentiment indicators identify companies favored by high-conviction investors or companies whose management is acting in shareholder-friendly ways.
•	In addition to these indicators, the Adviser may use a number of additional indicators based on the Adviser’s proprietary research. The Adviser may add or modify the economic indicators employed in selecting portfolio holdings from time to time.
Applying these indicators, the Adviser takes long or short positions in sectors, industries and companies that it believes are attractive or unattractive.
The Fund may, but is not required to, hedge exposure to foreign currencies using foreign currency forwards or futures.
The Fund, when taking a “long” equity position, will purchase a security that will benefit from an increase in the price of that security. When taking a “short” equity position, the Fund borrows the security from a third party and sells it at the then current market price. A “short” equity position will benefit from a decrease in price of the security and will lose value if the price of the security increases. Similarly, the Fund also takes “long” and “short” positions in Equity Derivative Instruments. A “long” position in an Equity Derivative Instrument will benefit from an increase in the price of the

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underlying instrument. A “short” position in an Equity Derivative Instrument will benefit from a decrease in the price of the underlying instrument and will lose value if the price of the underlying instrument increases. Simultaneously engaging in long investing and short selling is designed to reduce the net exposure of the overall portfolio to general market movements.
The Fund uses Equity Derivative Instruments and foreign currency forwards as a substitute for investing in conventional securities and for investment purposes to increase its economic exposure to a particular security, index or currency in a cost-effective manner. At times, the Fund may gain all equity or currency exposure through the use of Equity Derivative Instruments and currency derivative instruments, and may invest in such instruments without limitation. The Fund’s use of Equity Derivative Instruments and currency derivative instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset underlying an Equity Derivative Instrument or currency derivative instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use Equity Derivative Instruments and currency derivative instruments that have a leveraging effect. For example, if the Adviser seeks to gain enhanced exposure to a specific asset through an Equity Derivative Instrument providing leveraged exposure to the asset and that Equity Derivative Instrument increases in value, the gain to the Fund will be magnified. If that investment decreases in value, however, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Equity Derivative Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Equity Derivative Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
The Adviser, on average, will target an annualized volatility level for the Fund of 6%. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. The Adviser expects that the Fund’s targeted annualized forecasted volatility will typically range between 4% and 9%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Higher volatility generally indicates higher risk. Actual or realized volatility can and will differ from the forecasted or target volatility described above.
A significant portion of the Fund’s assets may be held in cash or cash equivalents including, but not limited to, money market instruments, U.S. treasury bills, interests in short-term investment funds or shares of money market or short-term bond funds. These cash or cash equivalent holdings serve as collateral for the positions the Fund takes and also earn income for the Fund.
When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the Fund is expected to have annual turnover of approximately 200% to 400%, although actual portfolio turnover may be higher or lower and will be affected by market conditions. This estimated annual portfolio turnover rate is based on the expected regular turnover resulting from the Fund’s implementation of its investment strategy, and does not take into account turnover that may occur as a result of purchases and redemptions into and out of the Fund’s portfolio. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund and may negatively affect the Fund’s performance, and may have adverse tax consequences.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss.

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Details About the AQR Global Macro Fund
Investment Objective
The AQR Global Macro Fund (the “Fund”) seeks positive absolute returns.
The use of the term “positive absolute return” is intended to distinguish the Fund’s investment objective from the relative returns sought by many other mutual funds. Funds seeking relative returns are generally managed with a goal of outperforming an index of securities or an index of competitive funds. As a result, even if these funds are successful in achieving their investment objectives, their investment returns will tend to reflect the general direction of the securities markets. A “positive absolute return” seeks to earn a positive total return over a reasonable period of time regardless of market conditions or general market direction. However, while seeking to generate positive performance over a multi-year period of time, the Fund may have positive or negative returns over shorter time periods.
There can be no assurance that the Fund will be successful in achieving its investment objective.
Principal Investment Strategies
The Fund pursues its investment objective by investing globally across a wide range of asset classes, including equities, fixed income, currencies and commodities, and may take both “long” and “short” positions in each of the asset classes or Instruments (as defined below). The Fund has the flexibility to shift its allocation across asset classes and markets around the world, including emerging markets, based on the Adviser’s assessment of their relative attractiveness.
The Adviser uses a bottom up systematic process that considers several primary indicators of attractiveness in determining whether to take a long and/or short position in an Instrument or asset class: macroeconomic data, value, momentum, carry and defensive.
Macroeconomic Data: The Adviser seeks to evaluate the impact of macroeconomic news and macroeconomic momentum on the attractiveness of Instruments and asset classes around the world. Macroeconomic themes considered include, but are not limited to, business cycles, international trade, monetary policy, investor sentiment and asset-specific fundamentals.
The evaluation of macroeconomic attractiveness includes both quantitative and qualitative components.
•	Quantitative analysis measures an Instrument’s attractiveness based on the current level and historical evolution of key macroeconomic measures. These measures include, but are not limited to, growth and inflation forecasts, demand for exports, central bank actions and equity market performance.
•	Qualitative input adds a perspective not available through quantitative analysis. These considerations include, but are not limited to, the Adviser’s assessment of fiscal and monetary policy, trade policy, geo-political risks and supply-and-demand conditions.
Value: Value strategies favor investments that appear cheap over those that appear expensive based on fundamental measures related to price, seeking to capture the tendency for relatively cheap assets to outperform relatively expensive assets. The Fund will seek to buy assets that are cheap and sell those that are expensive relative to similar investments globally and relative to their historical averages. Examples of value measures include using price-to-earnings and price-to-book ratios for selecting equities.
Momentum: Momentum strategies favor investments that have performed relatively well over those that have underperformed over the medium-term, seeking to capture the tendency that an asset’s recent performance will continue in the near future. The Fund will seek to buy assets that recently outperformed and sell those that recently underperformed relative to similar investments globally and relative to their historical averages. Examples of momentum measures include simple price momentum for selecting equities and price- and yield-based momentum for selecting bonds.
Carry: Carry strategies favor investments with higher yields over those with lower yields, seeking to capture the tendency for higher yielding assets to provide higher returns than lower-yielding assets. The Fund will seek to buy high-yielding assets and sell low-yielding assets relative to similar investments globally and relative to their historical averages. An example of carry measures includes using interest rates to select currencies and bonds.
Defensive: Defensive strategies favor investments with low-risk characteristics over those with high-risk characteristics, seeking to capture the tendency for lower risk and higher-quality assets to generate higher risk-adjusted returns than higher risk and lower-quality assets. The Fund will seek to buy low-risk, high-quality assets and sell high-risk, low-quality assets. An example of a defensive measure includes the profitability of companies in an index.
Portfolio Construction
Each of the primary indicators of attractiveness (macroeconomic data, value, momentum, carry and defensive) is taken into consideration in determining whether the Fund’s position in the Instrument in question should be long or short. The owner of a “long” position in an Instrument will benefit from an increase in the price of the underlying instrument. The owner of a “short” position in an Instrument will benefit from a decrease in the price of the underlying instrument. The

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Fund goes long Instruments deemed overall attractive, and short Instruments deemed overall unattractive. When there is strong agreement among the indicators, the long or short position in an Instrument or asset class will be given a greater weighting in the portfolio, while conflicting indicators will result in a lesser weighting. Individual investments are bought or sold in accordance with periodic re-ranking and rebalancing, the frequency of which is expected to vary depending on the Adviser’s assessment of the investment’s attractiveness and global market conditions.
The Adviser allocates among the different asset classes based on their contribution to the Fund’s risk budget — i.e., the targeted level of risk or volatility. The allocation process allows the Adviser to make tactical risk adjustments while maintaining long-term strategic risk weights. Within each asset class, a portion of the Fund’s target risk is allocated based on the macroeconomic indicators, with the remainder allocated based on the value, momentum, carry and defensive indicators. These relative weights, and the relative weights to each of the value, momentum, carry and defensive indicators, can vary depending on market conditions.
The Adviser generally expects that the Fund’s performance will have a low correlation to the performance of the general global equity, fixed income, currency and commodity markets over any given market cycle; however, the Fund’s performance may correlate to the performance of any one or more of those markets over short-term periods.
The Adviser, on average, will target an annualized volatility level for the Fund of 10%. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. The Adviser expects that the Fund’s targeted annualized forecasted volatility will typically range between 5% and 15%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Higher volatility generally indicates higher risk. Actual or realized volatility can and will differ from the forecasted or target volatility described above.
Instruments
Generally, the Fund will invest in Instruments providing exposure to a number of different countries throughout the world, one of which may be the United States. Under normal circumstances, the Fund will invest significantly (at least 40%, unless market conditions are not deemed favorable by the Adviser in which case the Fund would invest at least 30%) outside the U.S. The Fund will invest primarily through exposure to foreign currencies and interest rates, sovereign debt, equity indices representing countries other than the U.S. and through exposure to companies (i) organized or located outside the U.S., (ii) whose primary trading market is located outside the U.S. or (iii) doing a substantial amount of business outside the U.S., which the Fund considers as a company that derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries including the U.S.).
In seeking to achieve its investment objective, the Fund will enter into both “long” and “short” positions using derivative instruments. The Adviser generally expects that the Fund will have exposure in long and short positions across all four major asset classes (commodities, currencies, fixed income and equities), but at any one time the Fund may emphasize one or two of the asset classes or a limited number of exposures within an asset class.
The Fund invests primarily in a portfolio of futures contracts, futures-related instruments, forwards and swaps, including, but not limited to, global developed and emerging market equity index futures, swaps on equity index futures, equity swaps and options on equity indices, global developed and emerging market currency forwards, commodity futures, forwards and swaps, global developed fixed income futures, and bond and interest rate futures and swaps (collectively, the “Instruments”). The Fund will either invest directly in the Instruments or indirectly by investing in the Subsidiary (as described below) that invests in the Instruments. The Fund may also invest in exchange-traded funds or exchange-traded notes.
Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. The Fund’s use of futures contracts, forward contracts, swaps and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use Instruments that have a leveraging effect. For example, if the Adviser seeks to gain enhanced exposure to a specific asset class through an Instrument providing leveraged exposure to the class and that Instrument increases in value, the gain to the Fund will be magnified. If that investment decreases in value, however, the loss to the Fund will be magnified. As a result of the Fund’s strategy, the Fund may have highly leveraged exposure to one or more asset classes at times. A decline in the Fund’s assets due to losses magnified by the Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.

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The Fund’s strategy engages in frequent portfolio trading which may result in a higher portfolio turnover rate than a fund with less frequent trading, and correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund, and may have adverse tax consequences. The Adviser utilizes portfolio optimization techniques to determine the frequency of trading, taking into account the transaction costs associated with trading each Instrument, and employs sophisticated proprietary trading techniques in an effort to mitigate trading costs and execution impact on the Fund.
A significant portion of the assets of the Fund may be invested directly or indirectly in money market instruments, which may include, but are not limited to, U.S. Government securities, U.S. Government agency securities, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market fund shares, interests in short-term investment funds, short-term bond fund shares, and cash and cash equivalents with one year or less term to maturity. These cash or cash equivalent holdings serve as collateral for the positions the Fund takes and also earn income for the Fund. While the Fund normally does not engage in any direct borrowing, leverage is implicit in the futures and other derivatives it trades.
The Fund intends to make investments through the Subsidiary and may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest primarily in commodity futures, commodity forwards, commodity swaps, swaps on commodity futures and other commodity-linked derivative Instruments but it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivatives, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, the Fund and the Subsidiary will be subject to the same fundamental investment restrictions on a consolidated basis and, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss.

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Details About the AQR Long-Short Equity Fund
Investment Objective
The AQR Long-Short Equity Fund (the “Fund”) seeks capital appreciation.
There can be no assurance that the Fund will be successful in achieving its investment objective.
Principal Investment Strategies
The Fund seeks to provide investors with three different sources of return: 1) the potential gains from its long-short equity positions, 2) overall exposure to equity markets, and 3) the tactical variation of its net exposure to equity markets. The Fund seeks to provide higher risk-adjusted returns with lower volatility compared to global equity markets.
Under normal market conditions, the Fund pursues its investment objective by investing at least 80% of its net assets (including borrowings for investment purposes) in equity instruments and equity related and/or derivative instruments. Equity instruments include common stock, preferred stock, depositary receipts and shares or interests in real estate investment trusts (“REITs”) or REIT-like entities (“Equity Instruments”). Equity related and/or derivative instruments are investments that provide exposure to the performance of equity instruments, including equity swaps (both single-name and index swaps), equity index futures and exchange-traded funds and similar pooled investment vehicles (collectively, “Equity Derivative Instruments” and together with Equity Instruments, “Instruments”).
In managing the Fund, the Adviser takes long positions in those Instruments that, based on proprietary quantitative models, the Adviser forecasts to be undervalued and likely to increase in price, and takes short positions in those Instruments that the Adviser forecasts to be overvalued and likely to decrease in price.
The Fund may invest in or have exposure to companies of any size. The Fund has no geographic limits on where it may invest. The Fund will generally invest in instruments of companies located in global developed markets, including the United States. As of the date of this prospectus, the Adviser considers global developed markets to be those countries included in the MSCI World Index. The Fund does not limit its investments to any one country and may invest in any one country without limit.
The Adviser uses a set of value, momentum, quality and other economic indicators to generate an investment portfolio based on the Adviser’s global security selection and asset allocation models.
•	Value indicators identify investments that appear cheap based on fundamental measures. Examples of value indicators include using price-to-earnings and price-to-book ratios for choosing individual equities.
•	Momentum indicators identify investments showing signs of improvement, whether based on prices or fundamentals. Examples of momentum indicators include simple price momentum for choosing individual equities based on strong recent performance.
•	Quality indicators identify stable companies in good business health, including those with strong profitability and stable earnings.
•	Sentiment indicators identify companies favored by high-conviction investors or companies whose management is acting in shareholder-friendly ways.
•	In addition to these indicators, the Adviser may use a number of additional indicators based on the Adviser’s proprietary research. The Adviser may add or modify the economic indicators employed in selecting portfolio holdings from time to time.
Applying these indicators, the Adviser takes long or short positions in sectors, industries and companies that it believes are attractive or unattractive. In the aggregate the Fund expects to have net long exposure to the equity markets, which the Adviser may adjust over time. When the Adviser determines that market conditions are unfavorable, the Fund may reduce its long market exposure. Similarly, when the Adviser determines that market conditions are favorable, the Fund may increase its long market exposure.
The Fund is not designed to be market-neutral. The Adviser will use a tactical allocation overlay to manage the Fund’s beta exposure to broad global markets through the use of Equity Derivative Instruments and foreign currency forwards. The Adviser, on average, intends to target a portfolio beta of 0.5. The Adviser expects that the Fund’s target beta will typically range from 0.3 to 0.7.
The Fund may, but is not required to, hedge exposure to foreign currencies using foreign currency forwards or futures.
The Fund, when taking a “long” equity position, will purchase a security that will benefit from an increase in the price of that security. When taking a “short” equity position, the Fund borrows the security from a third party and sells it at the then current market price. A “short” equity position will benefit from a decrease in price of the security and will lose value if the price of the security increases. Similarly, the Fund also takes “long” and “short” positions in Equity Derivative Instruments. A “long” position in an Equity Derivative Instrument will benefit from an increase in the price of the

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underlying instrument. A “short” position in an Equity Derivative Instrument will benefit from a decrease in the price of the underlying instrument and will lose value if the price of the underlying instrument increases. Simultaneously engaging in long investing and short selling is designed to reduce the net exposure of the overall portfolio to general market movements.
The Fund uses Equity Derivative Instruments and foreign currency forwards as a substitute for investing in conventional securities and for investment purposes to increase its economic exposure to a particular security, index or currency in a cost-effective manner. At times, the Fund may gain all equity or currency exposure through the use of Equity Derivative Instruments and currency derivative instruments, and may invest in such instruments without limitation. The Fund’s use of Equity Derivative Instruments and currency derivative instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset underlying an Equity Derivative Instrument or currency derivative instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use Equity Derivative Instruments and currency derivative instruments that have a leveraging effect. For example, if the Adviser seeks to gain enhanced exposure to a specific asset through an Equity Derivative Instrument providing leveraged exposure to the asset and that Equity Derivative Instrument increases in value, the gain to the Fund will be magnified. If that investment decreases in value, however, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Equity Derivative Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Equity Derivative Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
A significant portion of the Fund’s assets may be held in cash or cash equivalents including, but not limited to, money market instruments, U.S. treasury bills, interests in short-term investment funds or shares of money market or short-term bond funds. These cash or cash equivalent holdings serve as collateral for the positions the Fund takes and also earn income for the Fund.
When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the Fund is expected to have annual turnover of approximately 250% to 500%, although actual portfolio turnover may be higher or lower and will be affected by market conditions. This estimated annual portfolio turnover rate is based on the expected regular turnover resulting from the Fund’s implementation of its investment strategy, and does not take into account turnover that may occur as a result of purchases and redemptions into and out of the Fund’s portfolio. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund and may negatively affect the Fund’s performance, and may have adverse tax consequences.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss.

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Details About the AQR Managed Futures Strategy Fund
Investment Objective
The AQR Managed Futures Strategy Fund (the “Fund”) seeks positive absolute returns.
The use of the term “positive absolute return” is intended to distinguish the Fund’s investment objective from the relative returns sought by many other mutual funds. Funds seeking relative returns are generally managed with a goal of outperforming an index of securities or an index of competitive funds. As a result, even if these funds are successful in achieving their investment objectives, their investment returns will tend to reflect the general direction of the securities markets. A “positive absolute return” seeks to earn a positive total return over a reasonable period of time regardless of market conditions or general market direction. However, while seeking to generate positive performance over a multi-year period of time, the Fund may have positive or negative returns over shorter time periods.
There can be no assurance that the Fund will be successful in achieving its investment objective.
Principal Investment Strategies
The Fund pursues its investment objective by allocating assets among four major asset classes (commodities, currencies, equities and fixed income).
Generally, the Fund gains exposure to asset classes by investing in more than 100 futures contracts, futures-related instruments, forwards and swaps, including, but not limited to, commodity futures, forwards and swaps; currencies and currency futures and forwards; equity index futures and equity swaps; bond futures and swaps; and interest rate futures and swaps (collectively, the “Instruments”). The Fund may either invest directly in the Instruments or indirectly by investing in the Subsidiary (as described below) that invests in the Instruments. There are no geographic limits on the market exposure of the Fund’s assets. This flexibility allows the Adviser to look for investments or gain exposure to asset classes and markets around the world, including emerging markets, that it believes will enhance the Fund’s ability to meet its objective. The Fund may also invest in exchange-traded funds or exchange-traded notes through which the Fund can participate in the performance of one or more Instruments. The Fund’s return is expected to be derived principally from changes in the value of securities and its portfolio is expected to consist principally of securities.
The Adviser uses a proprietary, systematic and quantitative process which seeks to benefit from price trends in commodity, currency, equity and fixed income Instruments. As part of this process, the Fund will take either a long or short position in a given Instrument. The size and type (long or short) of the position taken will relate to various factors, including the Adviser’s systematic assessment of a trend and its likelihood of continuing as well as the Adviser’s estimate of the Instrument’s risk. The owner of a “long” position in a derivative instrument will benefit from an increase in the price of the underlying instrument. The owner of a “short” position in a derivative instrument will benefit from a decrease in the price of the underlying instrument. The Adviser generally expects that the Fund will have exposure in long and short positions across all four major asset classes (commodities, currencies, fixed income and equities), but at any one time the Fund may emphasize one or two of the asset classes or a limited number of exposures within an asset class.
The proprietary quantitative models utilized by the Adviser in implementing the Fund’s investment strategy may be developed and modified from time to time in the Adviser’s discretion. The Fund bears the risk that the proprietary quantitative models used by the Adviser will not be successful in identifying trends or in determining the size and direction of investment positions that will enable the Fund to achieve its investment objective.
The Adviser generally expects that the Fund’s performance will have a low correlation to the performance of the general global equity, fixed income, currency and commodity markets over any given market cycle; however, the Fund’s performance may correlate to the performance of any one or more of those markets over short-term periods.
Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. The Fund’s use of futures contracts, forward contracts, swaps and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use Instruments that have a leveraging effect. For example, if the Adviser seeks to gain enhanced exposure to a specific asset class through an Instrument providing leveraged exposure to the asset class and that Instrument increases in value, the gain to the Fund will be magnified. If that investment decreases in value, however, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
The Adviser, on average, will target an annualized volatility level for the Fund of 10%. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. The Adviser expects that the Fund’s targeted annualized forecasted volatility will typically range

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between 5% and 13%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Higher volatility generally indicates higher risk. Actual or realized volatility can and will differ from the forecasted or target volatility described above.
As a result of the Fund’s strategy, the Fund may have highly leveraged exposure to one or more asset classes at times. The 1940 Act and the rules and interpretations thereunder impose certain limitations on the Fund’s ability to use leverage; however, the Fund is not subject to any additional limitations on its net long and short exposures. For example, the Fund, on average, could hold instruments that provide three to four times the net return of a broad- or narrow-based securities index. For more information on these and other risk factors, please see the “Principal Risks of Investing in the Fund” and “Investment Techniques-Segregation of Assets” sections of the prospectus.
When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the Fund’s strategy will result in frequent portfolio trading and high portfolio turnover (typically greater than 300% per year). The Adviser utilizes portfolio optimization techniques to determine the frequency of trading, taking into account the transaction costs associated with trading each Instrument. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund, and may have adverse tax consequences. The Fund employs sophisticated proprietary trading techniques in an effort to mitigate trading costs and execution impact on the Fund.
A significant portion of the assets of the Fund may be invested directly or indirectly in money market instruments, which may include, but are not be limited to, U.S. Government securities, U.S. Government agency securities, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market fund shares, short-term bond fund shares, interests in short-term investment funds and cash and cash equivalents with one year or less term to maturity. These cash or cash equivalent holdings serve as collateral for the positions the Fund takes and also earn income for the Fund. While the Fund normally does not engage in any direct borrowing for investment purposes, leverage is implicit in the futures and other derivatives it trades.
The Fund intends to make investments through the Subsidiary and may invest up to 25% of its total assets in the Subsidiary. Generally, the Subsidiary will invest primarily in commodity futures, forwards and swaps, but it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivative instruments, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, the Fund and the Subsidiary will be subject to the same fundamental investment restrictions on a consolidated basis and, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss.

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Details About the AQR Managed Futures Strategy HV Fund
Investment Objective
The AQR Managed Futures Strategy HV Fund (the “Fund”) seeks positive absolute returns.
The use of the term “positive absolute return” is intended to distinguish the Fund’s investment objective from the relative returns sought by many other mutual funds. Funds seeking relative returns are generally managed with a goal of outperforming an index of securities or an index of competitive funds. As a result, even if these funds are successful in achieving their investment objectives, their investment returns will tend to reflect the general direction of the securities markets. A “positive absolute return” seeks to earn a positive total return over a reasonable period of time regardless of market conditions or general market direction. However, while seeking to generate positive performance over a multi-year period of time, the Fund may have positive or negative returns over shorter time periods.
There can be no assurance that the Fund will be successful in achieving its investment objective.
Principal Investment Strategies
The Fund pursues its investment objective by allocating assets among four major asset classes (commodities, currencies, equities and fixed income).
The “HV” in the Fund’s name reflects its “higher volatility” approach. The Adviser, on average, will target an annualized volatility level for the Fund of 15%. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns.  The Adviser expects that the Fund’s targeted annualized forecasted volatility will typically range between 7% and 20%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Higher volatility generally indicates higher risk. Actual or realized volatility can and will differ from the forecasted or target volatility described above.
Generally, the Fund gains exposure to asset classes by investing in more than 100 futures contracts, futures-related instruments, forwards and swaps, including, but not limited to, commodity futures, forwards and swaps; currencies and currency futures and forwards; equity index futures and equity swaps; bond futures and swaps; and interest rate futures and swaps (collectively, the “Instruments”). The Fund may either invest directly in the Instruments or indirectly by investing in the Subsidiary (as described below) that invests in the Instruments. There are no geographic limits on the market exposure of the Fund’s assets. This flexibility allows the Adviser to look for investments or gain exposure to asset classes and markets around the world, including emerging markets, that it believes will enhance the Fund’s ability to meet its objective. The Fund may also invest in exchange-traded funds or exchange-traded notes through which the Fund can participate in the performance of one or more Instruments. The Fund’s return is expected to be derived principally from changes in the value of securities and its portfolio is expected to consist principally of securities.
The Adviser uses a proprietary, systematic and quantitative process which seeks to benefit from price trends in commodity, currency, equity and fixed income Instruments. As part of this process, the Fund will take either a long or short position in a given Instrument. The size and type (long or short) of the position taken will relate to various factors, including the Adviser’s systematic assessment of a trend and its likelihood of continuing as well as the Adviser’s estimate of the Instrument’s risk. The owner of a “long” position in a derivative instrument will benefit from an increase in the price of the underlying instrument. The owner of a “short” position in a derivative instrument will benefit from a decrease in the price of the underlying instrument. The Adviser generally expects that the Fund will have exposure in long and short positions across all four major asset classes (commodities, currencies, fixed income and equities), but at any one time the Fund may emphasize one or two of the asset classes or a limited number of exposures within an asset class.
The proprietary quantitative models utilized by the Adviser in implementing the Fund’s investment strategy may be developed and modified from time to time in the Adviser’s discretion. The Fund bears the risk that the proprietary quantitative models used by the Adviser will not be successful in identifying trends or in determining the size and direction of investment positions that will enable the Fund to achieve its investment objective.
The Adviser generally expects that the Fund’s performance will have a low correlation to the performance of the general global equity, fixed income, currency and commodity markets over any given market cycle; however, the Fund’s performance may correlate to the performance of any one or more of those markets over short-term periods.
Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. The Fund’s use of futures contracts, forward contracts, swaps and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use Instruments that have a leveraging effect. For example, if the Adviser seeks to gain enhanced exposure to a specific asset class through an Instrument providing leveraged exposure to the asset class and that Instrument increases in value, the gain to the Fund will be magnified. If that investment decreases in value, however, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Instruments providing leveraged exposure may

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require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
As a result of the Fund’s strategy, the Fund may have highly leveraged exposure to one or more asset classes at times. The 1940 Act and the rules and interpretations thereunder impose certain limitations on the Fund’s ability to use leverage; however, the Fund is not subject to any additional limitations on its net long and short exposures. For example, the Fund, on average, could hold instruments that provide five to six times the net return of a broad- or narrow-based securities index. For more information on these and other risk factors, please see the “Principal Risks of Investing in the Fund” and “Investment Techniques-Segregation of Assets” sections of the prospectus.
When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the Fund’s strategy will result in frequent portfolio trading and high portfolio turnover (typically greater than 300% per year). The Adviser utilizes portfolio optimization techniques to determine the frequency of trading, taking into account the transaction costs associated with trading each Instrument. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund, and may have adverse tax consequences. The Fund employs sophisticated proprietary trading techniques in an effort to mitigate trading costs and execution impact on the Fund.
A significant portion of the assets of the Fund may be invested directly or indirectly in money market instruments, which may include, but are not be limited to, U.S. Government securities, U.S. Government agency securities, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market fund shares, short-term bond fund shares, interests in short-term investment funds and cash and cash equivalents with one year or less term to maturity. These cash or cash equivalent holdings serve as collateral for the positions the Fund takes and also earn income for the Fund. While the Fund normally does not engage in any direct borrowing for investment purposes, leverage is implicit in the futures and other derivatives it trades.
The Fund intends to make investments through the Subsidiary and may invest up to 25% of its total assets in the Subsidiary. Generally, the Subsidiary will invest primarily in commodity futures, forwards and swaps, but it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivative instruments, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, the Fund and the Subsidiary will be subject to the same fundamental investment restrictions on a consolidated basis and, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss.

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Details About the AQR Multi-Asset Fund
Investment Objective
The AQR Multi-Asset Fund (the “Fund”) seeks total return.
Total return consists of capital appreciation and income.
There can be no assurance that the Fund will be successful in achieving its investment objective.
Principal Investment Strategies
The Fund pursues its investment objective by allocating assets among major asset classes (including, but not limited to, developed market equities, nominal and inflation-linked government bonds issued by developed countries, developed and emerging market currencies, and commodities). The Fund intends to gain exposure to these asset classes by investing in a portfolio of Instruments (as defined below). The Fund will generally have some level of investment in the majority of asset classes and Instruments but there is no stated limit on the percentage of assets the Fund can invest in a particular Instrument or the percentage of assets the Fund will allocate to any one asset class, and at times the Fund may focus on a small number of Instruments or asset classes. The allocation among the different asset classes is based on the Adviser’s assessment of the investment opportunity presented by each asset class, the risk associated with the asset class, as well as the Adviser’s assessment of prevailing market conditions within the asset classes in the United States and abroad. While the Fund will be net long equities, bonds and commodities, it may take net short positions in currencies and both long and short positions in Instruments within each of these asset classes based upon the Adviser’s evaluation of investment opportunities. The Fund may also take short positions for hedging purposes.
The Adviser seeks to allocate among asset classes in a way that avoids excessive risk exposure to any single asset class (e.g., equities, bonds, commodities) or risk premium (e.g., equity risk, duration risk, currency risk). The Adviser pursues an approach to asset allocation that manages risk (as measured by forecasted volatility and other proprietary measures) across asset classes over time. This means that lower risk asset classes (such as fixed income) will generally have higher notional allocations than higher risk asset classes (such as equities).
Additionally, the Adviser seeks to enhance returns by incorporating active views into both allocations among asset classes, and the selection of Instruments (both long and short) within an asset class. These views are based on the Adviser’s general investment philosophy centered on systematizing fundamental insights and are guided by a diversified set of signals across investment themes, such as value, momentum, carry, trend and defensive, as well as a number of additional indicators based on the Adviser’s research. Value strategies favor securities that are inexpensive, distressed or otherwise less favored by investors. Momentum strategies favor securities with strong recent price performance and positive changes in fundamentals on a relative basis. Carry strategies favor investments with higher yields. Trend strategies favor securities with recent absolute positive performance or improving fundamental metrics. Defensive strategies favor high-quality and low-risk assets. The desired overall risk level of the Fund may be increased or decreased by the Adviser. The risk exposures to asset classes can be expected to vary across asset classes based on market conditions. There can be no assurance that employing the above approach will achieve any particular level of return or will reduce volatility or potential loss.
Generally, the Fund gains exposure to asset classes by investing in many different types of instruments including, but not limited to: equity securities, equity futures, equity swaps, currencies, currency forwards, currency futures, commodity futures, commodity forwards, commodity swaps, bond futures, fixed income swaps, interest rate swaps, credit default swaps, credit default index swaps, inflation swaps, U.S. and foreign government bonds (including inflation-linked bonds, such as Treasury Inflation-Protected Securities (“TIPS”)), cash and cash equivalents including but not limited to money market fund shares (collectively, the “Instruments”), either by investing directly in those Instruments, or indirectly by investing in the Subsidiary (as described below) that invests in those Instruments. To gain exposure to equity securities (both individual stocks and stock market indices), the Fund will hold long or short positions. The Fund will gain long or short exposure directly and/or through the use of derivative instruments. There is no maximum or minimum exposure to any one Instrument or any one asset class. The Fund may also invest in exchange-traded funds or exchange-traded notes through which the Fund can participate in the performance of one or more Instruments.
The Fund has no geographic limits on where its investments may be located or where its assets may be exposed. This flexibility allows the Adviser to look for investments or gain exposure to asset classes and markets around the world, including emerging markets, that it believes will enhance the Fund’s ability to meet its objective. The Fund may have exposure to fixed income securities of U.S. and non-U.S. issuers of any credit quality, duration or maturity, including securities that are unrated or are rated in the lowest credit rating categories. The Fund may have exposure to equity securities of companies of any market capitalization. There is no percentage limit on the Fund’s exposure to below investment-grade fixed income securities or to small less-liquid equity securities.
The Fund may have exposure in long and short positions across all of the asset classes. Selling securities short allows the Fund to reflect to a greater extent, compared to a long-only approach, the Adviser’s views on Instruments it expects to underperform. For example, the Fund may take a short position in a particular Instrument based on the Adviser’s evaluation of the value, momentum, carry, trend or defensive investment themes discussed above. Selling securities short also allows the Fund to establish additional long positions using the short sale proceeds, and thereby take greater

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advantage, compared to a long-only approach, of the Adviser’s views on Instruments it expects to outperform. The Fund, when taking a “long” position, will purchase a security that will benefit from an increase in the price of that security. When taking a “short” position in a security, the Fund will borrow the security from a third party and sell it at the then current market price. The Fund may also take “short” positions in futures, forwards or swaps. A “short” position will benefit from a decrease in price of the underlying Instrument and lose value if the price of the underlying Instrument increases.
The Fund bears the risk that the proprietary quantitative models used by the Adviser will not be successful in forecasting market returns or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. The Fund’s use of futures contracts, forward contracts, swaps, short sales and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use Instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the Fund’s NAV to experience greater volatility. For example, if the Adviser seeks to gain enhanced exposure to a specific asset class through an Instrument providing leveraged exposure to the class and that Instrument increases in value, the gain to the Fund will be magnified; however, if that investment decreases in value, the loss to the Fund will be magnified. A decline in the Fund's assets due to losses magnified by the Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
The Adviser, on average, will typically target an annualized volatility level for the Fund ranging between 7% and 13%. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. The actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Higher volatility generally indicates higher risk. Actual or realized volatility can and will differ from the forecasted or target volatility described above.
As a result of the Fund’s strategy, the Fund may have highly leveraged exposure to one or more asset classes at times. The 1940 Act and the rules and interpretations thereunder impose certain limitations on the Fund’s ability to use leverage; however, the Fund is not subject to any additional limitations on its exposures. For more information on these and other risk factors, please see the "Principal Risks of Investing in the Fund" and "Investment Techniques - Segregation of Assets" sections of the prospectus.
When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the Fund’s strategy will result in frequent portfolio trading and high portfolio turnover (typically greater than 100%).
The Adviser utilizes portfolio optimization techniques to determine the frequency of trading, taking into account the transaction costs associated with trading each Instrument. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund, and may have adverse tax consequences. The Adviser may employ trading techniques in an effort to mitigate trading costs and execution impact on the Fund.
A significant portion of the assets of the Fund may be invested directly or indirectly in money market instruments, which may include, but are not be limited to, U.S. Government securities, U.S. Government agency securities, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market fund shares, short-term bond fund shares, interests in short-term investment funds, and cash and cash equivalents with one year or less term to maturity. These cash or cash equivalent holdings serve as collateral for the positions the Fund takes and also earn income for the Fund. The Fund may also enter into repurchase and reverse repurchase agreements. Under a repurchase agreement the Fund buys securities that the seller has agreed to buy back at a specified time and at a set price. Under a reverse repurchase agreement, the Fund sells securities to another party and agrees to repurchase them at a particular date and price. Leverage may be created when the Fund enters into reverse repurchase agreements, engages in futures and swap transactions or uses certain other derivative instruments.
The Fund intends to make investments through the Subsidiary and may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest primarily in commodity futures, forwards and swaps but it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivative instruments, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with

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respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, the Fund and the Subsidiary will be subject to the same fundamental investment restrictions on a consolidated basis and, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss.

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Details About the AQR Multi-Strategy Alternative Fund
Investment Objective
The AQR Multi-Strategy Alternative Fund (the “Fund”) seeks positive absolute returns.
The use of the term “positive absolute return” is intended to distinguish the Fund’s investment objective from the relative returns sought by many other mutual funds. Funds seeking relative returns are generally managed with a goal of outperforming an index of securities or an index of competitive funds. As a result, even if these funds are successful in achieving their investment objectives, their investment returns will tend to reflect the general direction of the securities markets. A “positive absolute return” seeks to earn a positive total return over a reasonable period of time regardless of market conditions or general market direction. However, while seeking to generate positive performance over a multi-year period of time, the Fund may have positive or negative returns over shorter time periods.
There can be no assurance that the Fund will be successful in achieving its investment objective.
Principal Investment Strategies
The Fund seeks to efficiently capture a diversified set of strategies traditionally made available through unregistered funds (commonly referred to as “hedge funds”) to provide an overall investment strategy that has low average correlation to traditional asset classes. The Fund pursues its investment objective by aiming to provide exposure to several categories of such strategies often referred to as “alternative” or “absolute return” strategies. Utilizing a well-diversified portfolio of Instruments (as defined below), the Fund seeks exposure to the following categories of strategies: Arbitrage, Stock Selection and Macro. Through exposure to these strategies, the Fund attempts to generate positive absolute returns over time. The Fund implements these strategies by investing globally (including in emerging markets) in a broad range of instruments, including, but not limited to, equities (primarily those issued by large- and mid-cap companies), depositary receipts, bonds, convertible securities, futures (including commodity futures, index futures, equity futures, bond futures and interest rate futures), currency and commodity forwards, options (both written and purchased) and swaps (including commodity swaps, swaps on commodity futures, equity swaps, swaps on index futures, total return swaps, interest rate swaps, and credit default swaps) (collectively, the “Instruments”). The Fund will either invest directly in the Instruments or indirectly by investing in the Subsidiary (as described below) that invests in the Instruments. The securities in which the Fund invests may be restricted and/or Rule 144A securities. The Fund may also invest in exchange-traded funds (“ETFs”) or exchange-traded notes through which the Fund can participate in the performance of one or more Instruments. The Fund currently intends to achieve its exposure to equities and convertible securities by either holding securities or holding cash and using derivatives, rather than holding those securities directly. The Fund is generally intended to have a low average correlation to the equity, bond and credit markets. The Fund may invest in debt securities of any credit rating, maturity or duration, which may include high-yield or “junk” bonds. The Fund will utilize proprietary trading algorithms in order to minimize market impact and reduce trading costs. The Adviser will attempt to mitigate risk through diversification of holdings and through active monitoring of volatility, counterparties and other risk measures. There is no assurance, however, that the Fund will achieve its investment objective. As of the date of this prospectus, the Adviser generally considers large- and mid-cap companies to be those companies with market capitalizations around the range of the MSCI World Index at the time of purchase.  As of March 31, 2020, the market capitalization of the companies comprising the MSCI World Index ranged from $337.37 million to 1,142.98 billion.
The categories of strategies employed by the Fund include:
•	Arbitrage: These strategies aim to capture relative mispricing between related securities. These strategies include merger arbitrage, convertible arbitrage, volatility arbitrage as well as other event-driven trades such as split-offs, spin-offs, and other capital structure transactions. These strategies will be implemented with a variety of underlying security types including individual equities, total return swaps, equity index and fixed income futures, currency forwards, convertible securities, credit default swaps and options. The Adviser collaborates with the Sub-Adviser for convertible arbitrage, merger arbitrage and other event driven strategies.
•	Stock Selection: These strategies aim to take advantage of market inefficiencies, behavioral biases or risk-based preferences that cause specific stocks to be under- or over-priced relative to one another. These strategies tend to go long securities that are cheap, showing signs of improvement, profitable, held by other high conviction investors and where company management is behaving in the best interest of the shareholder and short stocks with the opposite characteristics. These strategies invest across both developed and emerging markets and utilize individual equities, total return swaps and equity index futures.
•	Macro: These strategies aim to profit from dislocations in global equity, fixed income, currency and commodity markets which are due to behavioral biases, risk-based preferences and actions of non-profit maximizing market participants (e.g., central that banks are involved in markets but not for the purpose of generating profits). These macro strategies include both directional strategies, which are based on timing a market’s direction, as well as relative value strategies, which are designed to be implemented in a market neutral manner. These strategies generally seek to be (i) long markets that are performing well, trading at reasonable valuations, have a positive yield

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and whose central banks are behaving in a manner that is supportive to price, while taking into account other factors such as seasonality in markets and international trade, and (ii) short markets with the opposite characteristics. These strategies are primarily implemented using forwards, futures and swaps across these various asset classes.
The Fund provides exposure to several absolute return strategies through one fund offering. The Fund may add additional strategies within each category from time to time. The Fund currently intends to have exposure to each of the categories of strategies noted above, however, it may vary its level of allocation among these categories depending on market conditions.
The Adviser, on average, will target an annualized volatility level for the Fund of between 7% and 10%. Higher volatility generally indicates higher risk. The actual or realized volatility level of the Fund can and will be materially higher or lower than its target volatility depending on market conditions.
The Fund’s overall strategy engages in frequent portfolio trading which may result in a higher portfolio turnover rate than a fund with less frequent trading, and correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund, and may have adverse tax consequences.
Certain strategies will have exposure to short sales. When taking a short position, the Fund borrows the security from a third party and sells it at the then current market price. The Fund may also take short positions in futures, forwards or swaps. The owner of a long position will benefit from an increase in the price of the underlying security or Instrument. The owner of a short position will benefit from a decrease in the price of the underlying security or Instrument. Simultaneously engaging in long investing and short selling reduces the net exposure of the overall portfolio to general market movements.
Portfolio Construction
The Fund is constructed, at both the strategy level and the portfolio level, to provide returns that have low correlation to the equity, bond and credit markets. The Fund will be managed to be broadly diversified across a range of global markets.
Strategy Level
Each of the strategies is constructed using a bottom up systematic process. In addition, two or more strategies may be used in combination to achieve a particular investment exposure or goal. The overall Fund is designed to be neutral to equity markets on average, however over shorter horizons the Fund can be tactically positioned for a long or short equity market exposure and therefore may have some equity-based systematic risk.
Although the Fund may simultaneously use one type of exposure in more than one strategy, the exposure will be independently selected to achieve the goal of the particular strategy.
Portfolio Level
Once each strategy has been individually constructed or groupings of strategies developed, the Adviser combines them into a single portfolio using a long term strategic risk weighting process and a tactical risk allocation. By combining these two methods, the Adviser seeks to implement the overall strategy while opportunistically taking advantage of strategies that are particularly attractive currently. In general, however, the Adviser’s portfolio construction process focuses on adding value through diversified risk weighting over the long-term.
Sizing Positions
The Adviser sets both the long-term strategic risk weights across the individual strategies or grouped strategies, as well as short-term tactical weightings which may deviate from the long-term strategic targets due to shorter term market risks or opportunities. Both the long-term strategic risk weights and the shorter term tactical shifts are determined by the Adviser using quantitative inputs and subjective assessment of the current market environment. The short-term tactical underweights or overweights are intended to vary only modestly from the strategic weights. However, there is no limit on the tactical underweights or overweights and the Adviser has the discretion to not employ a strategy either temporarily or permanently if the perceived risks of the strategy outweigh the potential benefits.
Risk Management
The Adviser will use quantitative and qualitative methods to assess the level of risk (i.e., volatility of return) for the Fund.
The Fund intends to make investments through the Subsidiary and may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest primarily in commodity swaps, commodity forwards, commodity futures and other commodity-linked derivative instruments but it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will invest in the Subsidiary in order to gain exposure to the commodities

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markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivative instruments, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, the Fund and the Subsidiary will be subject to the same fundamental investment restrictions on a consolidated basis and, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
A portion of the Fund’s assets will be held in cash or cash equivalent investments, including, but not limited to, interests in short-term investment funds, short-term bond fund shares, money market fund shares and/or U.S. Government securities.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss.

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Details About the AQR Risk-Balanced Commodities Strategy Fund
Investment Objective
The AQR Risk-Balanced Commodities Strategy Fund (the “Fund”) seeks total return.
Total return consists of capital appreciation and income.
There can be no assurance that the Fund will be successful in achieving its investment objective.
Principal Investment Strategies
The Fund pursues its investment objective by allocating assets among various commodity sectors (including agricultural, energy, livestock, softs (e.g., non-grain agricultural products such as coffee, sugar, cocoa, etc.) and precious and base metals). The Fund also invests in fixed income securities and money market instruments. The Fund will obtain exposure to commodity sectors by investing in commodity-linked derivatives, directly or through its investment in the Subsidiary. There is no guarantee that the Fund’s investment objective will be met.
Commodity Investments
The Fund intends to gain exposure to commodity sectors by investing in a portfolio of Instruments (as defined below). The Fund will generally have some level of investment in the majority of commodity sectors, which includes over 20 exposures. The Adviser targets balanced-risk weights across various commodity sectors and regularly reviews the risk in those sectors as market conditions change, rebalancing the portfolio to seek to maintain more balanced exposures among sectors. The Fund’s balanced-risk approach can generally be expected to result in less relative risk exposure to the energy sector than an approach that mirrors the composition of well-known commodity indices.
In allocating assets among commodity sectors, the Adviser follows a “risk balanced” approach. The “risk balanced” approach to asset allocation seeks to balance the allocation of risk (as measured by forecasted volatility) across the commodity sectors over time. Under the “risk balanced” approach, lower risk commodity sectors (such as precious metals) will generally have higher notional allocations than higher risk commodity sectors (such as energy). However, less risk is allocated to certain commodity sectors with lower liquidity (namely, livestock and softs), meaning that risk will not be allocated completely equally among the sectors. The Adviser also tactically varies the Fund’s allocation to the various commodity sectors depending on market conditions and through the use of various quantitative signals based upon the Adviser’s research.
In choosing the overall exposure for the Fund, the Adviser follows a “risk targeting” approach. The “risk targeting” approach attempts to target a specific level of risk (as measured by forecasted volatility), which is expected to vary around a long-term risk target, typically ranging between an annualized volatility level of 10% and 22%. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk. The targeted risk at any given point in time can vary based on a number of factors, including the Adviser’s systematic tactical views. The desired overall risk level of the Fund may be increased or decreased by the Adviser, subject to the Adviser’s risk controls which may result in the Adviser’s targeted risk level not being achieved in certain circumstances.
There can be no assurance that employing a “risk balanced” or “risk targeted” approach will achieve any particular level of return or will, in fact, reduce volatility or potential loss. The actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Actual or realized volatility can and will differ from the forecasted or target volatility described above.
The Fund is actively managed and has the flexibility to over- or underweight commodity sectors, in the Adviser’s discretion, in order to achieve the Fund’s objective. There is no stated limit on the percentage of assets the Fund can invest in a particular Instrument or the percentage of assets the Fund will allocate to any one commodity sector, and at times the Fund may focus on a small number of Instruments or commodity sectors. The Adviser will use proprietary volatility forecasting and portfolio construction methodologies to manage the Fund. The allocation among and within the different commodity sectors is based on the Adviser’s assessment of the risk associated with the commodity sector, the investment opportunity presented by each commodity sector, as well as the Adviser’s assessment of prevailing market conditions within the particular commodity sector. Shifts in allocations among and within commodity sectors or Instruments will be determined in accordance with various quantitative signals based upon the Adviser’s research, that rely on the evaluation of technical and fundamental indicators, such as trends in historical prices, spreads between futures’ prices of differing expiration dates, supply/demand data, momentum and macroeconomic data of commodity consuming countries.
Generally, the Fund gains exposure to the commodity sectors by investing in commodity-linked derivative instruments, such as swap agreements, commodity futures, commodity forwards, commodity-based exchange-traded funds and swaps on commodity futures (collectively, the “Instruments”), either by investing directly in those Instruments, or indirectly by investing in the Subsidiary (as described below) that invests in the Instruments. The Fund may invest in Instruments listed on U.S. or non-U.S. exchanges, some of which could be denominated in currencies other than the U.S. dollar. Although the Fund is not required to hedge against changes in currency values, the Fund expects to hedge

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its non-U.S. currency exposure. The Fund’s investment in the Instruments provides the Fund with exposure to the investment returns of the commodity sectors without investing directly in physical commodities. Commodities are assets that have tangible properties, such as oil, metals and agricultural products.
Futures contracts are contractual agreements to buy or sell a particular commodity or Instrument at a pre-determined price in the future. The Fund’s use of futures contracts, swaps and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of commodities underlying an Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use Instruments that have a leveraging effect. For example, if the Adviser seeks to gain enhanced exposure to a specific commodity sector through an Instrument providing leveraged exposure to the sector and that Instrument increases in value, the gain to the Fund will be magnified. If that investment decreases in value, however, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
As a result of the Fund’s strategy, the Fund may have highly leveraged exposure to one or more commodity sectors at times. The 1940 Act and the rules and interpretations thereunder impose certain limitations on the Fund’s ability to use leverage. For more information on these and other risk factors, please see the “Principal Risks of Investing in the Fund” and “Investment Techniques-Segregation of Assets” sections of the prospectus.
The Fund may have exposure in long and short positions across all of the commodity sectors. The long and short exposures are expected to vary based on market conditions, but the Fund’s net short positions will not exceed 50% of net assets and its net long positions will not exceed 200% of net assets. The Fund may take “short” positions in futures or swaps. A “short” position will benefit from a decrease in price of the underlying instrument and will lose value if the price of the underlying instrument increases.
The Fund currently intends to invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest primarily in commodity-linked derivative instruments, such as swap agreements, commodity futures, commodity forwards and swaps on commodity futures but it may also invest in fixed income securities and money market instruments, and cash and cash equivalents, with two years or less term to maturity and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivative instruments, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, the Fund and the Subsidiary will be subject to the same fundamental investment restrictions on a consolidated basis and, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
The Fund’s or the Subsidiary’s investments in commodity-linked derivative instruments may deviate from the returns of any particular commodity index. The Fund or the Subsidiary may also overweight or underweight its exposure to a commodity sector, such that the Fund has greater or lesser exposure to a commodity sector than is represented by a particular commodity index.
Fixed Income Investments
Assets not invested in Instruments or the Subsidiary will be invested in fixed income securities and money market instruments. The fixed income portion of the Fund is intended to provide liquidity and preserve capital, and to serve as margin or collateral for the Fund’s or Subsidiary’s derivative positions. The Fund may invest directly or indirectly in fixed income securities, which may include, but are not be limited to, U.S. Government securities, U.S. Government agency securities, Treasury Inflation Protected Securities (TIPS), short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market fund shares, short-term bond fund shares, interests in short-term investment funds, and cash and cash equivalents, with two years or less term to maturity. These cash or cash equivalent holdings also serve as collateral for the positions the Fund takes and earn income for the Fund. The Fund may invest in these securities without limit for temporary defensive purposes.
The Adviser seeks to develop an appropriate fixed income portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.
Additional Information
The Fund bears the risk that the proprietary quantitative models used by the Adviser will not be successful in forecasting market returns or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

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The Adviser utilizes portfolio optimization techniques to determine the frequency and amount of trading, taking into account the transaction costs associated with trading each Instrument. The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions. When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the Fund’s strategy will result in frequent portfolio trading and high portfolio turnover (typically greater than 300%). A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund, and may have adverse tax consequences. The Fund employs sophisticated proprietary trading techniques in an effort to mitigate trading costs and execution impact on the Fund.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss.

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Details About the AQR Risk Parity II MV Fund
Investment Objective
The AQR Risk Parity II MV Fund (the “Fund”) seeks total return.
Total return consists of capital appreciation and income.
There can be no assurance that the Fund will be successful in achieving its investment objective.
Principal Investment Strategies
The Fund pursues its investment objective by allocating assets among major asset classes (including global developed and emerging market equities, global nominal and inflation-linked government bonds, developed and emerging market currencies, and commodities). The Fund intends to gain exposure to these asset classes by investing in a portfolio of Instruments (as defined below). The Fund will generally have some level of investment in the majority of asset classes and Instruments but there is no stated limit on the percentage of assets the Fund can invest in a particular Instrument or the percentage of assets the Fund will allocate to any one asset class, and at times the Fund may focus on a small number of Instruments or asset classes. The allocation among the different asset classes is based on the Adviser’s assessment of the risk associated with the asset class, the investment opportunity presented by each asset class, as well as the Adviser’s assessment of prevailing market conditions within the asset classes in the United States and abroad.
The  "MV" in the Fund’s name reflects its “moderate volatility” approach. The Adviser, on average, will target an annualized volatility level for the Fund of 10%. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. The Adviser expects that the Fund’s targeted annualized forecasted volatility will typically range between 7% and 13%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Higher volatility generally indicates higher risk. Actual or realized volatility can and will differ from the forecasted or target volatility described above. There is no guarantee the Fund’s investment objective will be met.
In allocating assets among asset classes, the Adviser follows a “risk parity” approach. The “risk parity” approach to asset allocation seeks to balance the allocation of risk (as measured by forecasted volatility, estimated potential loss, and other proprietary measures) across asset classes over time. This means that lower risk asset classes (such as global fixed income) will generally have higher notional allocations than higher risk asset classes (such as global equities). The Adviser targets an equal risk contribution from each of the three following major risk sources: equity risk, fixed income risk and inflation risk. The Adviser expects to tactically vary the Fund’s allocation to the various asset classes depending on market conditions, which can cause the Fund to deviate from an equal risk allocation. The desired overall risk level of the Fund may be increased or decreased by the Adviser. There can be no assurance that employing a “risk parity” approach will achieve any particular level of return or will reduce volatility or potential loss.
Generally, the Fund gains exposure to asset classes by investing in many different types of instruments including, but not limited to: equity futures, equity swaps, currency forwards, commodity futures, commodity forwards, commodity swaps, bond futures, interest rate swaps, U.S. and foreign government bonds (including inflation-linked bonds), cash and cash equivalents including but not limited to money market fund shares (collectively, the “Instruments”). The Fund will either invest directly in the Instruments or indirectly by investing in the Subsidiary (as described below) that invests in the Instruments. There is no maximum or minimum exposure to any one Instrument or any one asset class. The Fund may also invest in exchange-traded funds or exchange-traded notes through which the Fund can participate in the performance of one or more Instruments.
The Fund is actively managed and the Adviser will vary the Fund’s exposures to the asset classes based on the Adviser’s evaluation of investment opportunities within and across the asset classes. The Adviser will use proprietary volatility forecasting and portfolio construction methodologies to manage the Fund. Shifts in allocations among asset classes or Instruments will be determined using models based on the Adviser’s general investment philosophy centered on systematizing fundamental insights and are guided by a diversified set of signals across investment themes, such as value, momentum and carry, as well as a number of additional indicators based on the Adviser’s research. Value strategies favor securities that are inexpensive, distressed or otherwise less favored by investors. Momentum strategies favor securities with strong recent price performance and positive changes in fundamentals on a relative basis. Carry strategies favor investments with higher yields.
The Fund has no geographic limits on where its investments may be located or where its assets may be exposed. This flexibility allows the Adviser to look for investments or gain exposure to asset classes and markets around the world, including emerging markets, that it believes will enhance the Fund’s ability to meet its objective. The Fund may have exposure to fixed income securities of U.S. and non-U.S. issuers of any credit quality, including securities that are unrated or are rated in the lowest credit rating categories. The Fund may have exposure to equity securities of companies of any market capitalization. There is no percentage limit on the Fund’s exposure to below investment-grade fixed income securities including emerging market fixed income securities or to small less-liquid equity securities. The Fund may have exposure in long and short positions across all of the asset classes, however, short positions will generally only be taken to hedge other investments made by the Fund. The Adviser does not anticipate that the Fund

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will be net short any particular market. The Fund may also take “short” positions in futures, forwards or swaps. A “short” position will benefit from a decrease in price of the underlying Instrument and lose value if the price of the underlying Instrument increases.
The Fund bears the risk that the proprietary quantitative models used by the Adviser will not be successful in forecasting market returns or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. The Fund’s use of futures contracts, forward contracts, swaps and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use Instruments that have a leveraging effect. For example, if the Adviser seeks to gain enhanced exposure to a specific asset class through an Instrument providing leveraged exposure to the class and that Instrument increases in value, the gain to the Fund will be magnified. If that investment decreases in value, however, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
As a result of the Fund’s strategy, the Fund may have leveraged exposure to one or more asset classes at times. The 1940 Act and the rules and interpretations thereunder impose certain limitations on the Fund’s ability to use leverage; however, the Fund is not subject to any additional limitations on its exposures. For more information on these and other risk factors, please see the “Principal Risks of Investing in the Fund” and “Investment Techniques-Segregation of Assets” sections of the prospectus.
When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the Fund’s strategy will result in frequent portfolio trading and high portfolio turnover (typically greater than 100%).
The Adviser utilizes portfolio optimization techniques to determine the frequency of trading, taking into account the transaction costs associated with trading each Instrument. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund, and may have adverse tax consequences. The Adviser may employ trading techniques in an effort to mitigate trading costs and execution impact on the Fund.
A significant portion of the assets of the Fund may be invested directly or indirectly in money market instruments, which may include, but are not be limited to, U.S. Government securities, U.S. Government agency securities, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market fund shares, short-term bond fund shares, interests in short-term investment funds, and cash and cash equivalents with one year or less term to maturity. These cash or cash equivalent holdings serve as collateral for the positions the Fund takes and also earn income for the Fund. The Fund may also enter into repurchase and reverse repurchase agreements. Under a repurchase agreement the Fund buys securities that the seller has agreed to buy back at a specified time and at a set price. Under a reverse repurchase agreement, the Fund sells securities to another party and agrees to repurchase them at a particular date and price. Leverage may be created when the Fund enters into reverse repurchase agreements, engages in futures and swap transactions or uses certain other derivative instruments.
The Fund intends to make investments through the Subsidiary and may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest primarily in commodity futures, forwards and swaps but it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivative instruments, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, the Fund and the Subsidiary will be subject to the same fundamental investment restrictions on a consolidated basis and, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss.

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Details About the AQR Risk Parity II HV Fund
Investment Objective
The AQR Risk Parity II HV Fund (the “Fund”) seeks total return.
Total return consists of capital appreciation and income.
There can be no assurance that the Fund will be successful in achieving its investment objective.
Principal Investment Strategies
The Fund pursues its investment objective by allocating assets among major asset classes (including global developed and emerging market equities, global nominal and inflation-linked government bonds, developed and emerging market currencies, and commodities). The Fund intends to gain exposure to these asset classes by investing in a portfolio of Instruments (as defined below). The Fund will generally have some level of investment in the majority of asset classes and Instruments but there is no stated limit on the percentage of assets the Fund can invest in a particular Instrument or the percentage of assets the Fund will allocate to any one asset class, and at times the Fund may focus on a small number of Instruments or asset classes. The allocation among the different asset classes is based on the Adviser’s assessment of the risk associated with the asset class, the investment opportunity presented by each asset class, as well as the Adviser’s assessment of prevailing market conditions within the asset classes in the United States and abroad.
The  "HV" in the Fund’s name reflects its “higher volatility” approach. The Adviser, on average, will target an annualized volatility level for the Fund of 15%. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. The Adviser expects that the Fund’s targeted annualized forecasted volatility will typically range between 10% and 20%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Higher volatility generally indicates higher risk. Actual or realized volatility can and will differ from the forecasted or target volatility described above. There is no guarantee the Fund’s investment objective will be met.
In allocating assets among asset classes, the Adviser follows a “risk parity” approach. The “risk parity” approach to asset allocation seeks to balance the allocation of risk (as measured by forecasted volatility, estimated potential loss, and other proprietary measures) across asset classes over time. This means that lower risk asset classes (such as global fixed income) will generally have higher notional allocations than higher risk asset classes (such as global equities). The Adviser targets an equal risk contribution from each of the three following major risk sources: equity risk, fixed income risk and inflation risk. The Adviser expects to tactically vary the Fund’s allocation to the various asset classes depending on market conditions, which can cause the Fund to deviate from an equal risk allocation. The desired overall risk level of the Fund may be increased or decreased by the Adviser. There can be no assurance that employing a “risk parity” approach will achieve any particular level of return or will reduce volatility or potential loss.
Generally, the Fund gains exposure to asset classes by investing in many different types of instruments including, but not limited to: equity futures, equity swaps, currency forwards, commodity futures, commodity forwards, commodity swaps, bond futures, interest rate swaps, U.S. and foreign government bonds (including inflation-linked bonds), cash and cash equivalents including but not limited to money market fund shares (collectively, the “Instruments”). The Fund will either invest directly in the Instruments or indirectly by investing in the Subsidiary (as described below) that invests in the Instruments. There is no maximum or minimum exposure to any one Instrument or any one asset class. The Fund may also invest in exchange-traded funds or exchange-traded notes through which the Fund can participate in the performance of one or more Instruments.
The Fund is actively managed and the Adviser will vary the Fund’s exposures to the asset classes based on the Adviser’s evaluation of investment opportunities within and across the asset classes. The Adviser will use proprietary volatility forecasting and portfolio construction methodologies to manage the Fund. Shifts in allocations among asset classes or Instruments will be determined using models based on the Adviser’s general investment philosophy centered on systematizing fundamental insights and are guided by a diversified set of signals across investment themes, such as value, momentum and carry, as well as a number of additional indicators based on the Adviser’s research. Value strategies favor securities that are inexpensive, distressed or otherwise less favored by investors. Momentum strategies favor securities with strong recent price performance and positive changes in fundamentals on a relative basis. Carry strategies favor investments with higher yields.
The Fund has no geographic limits on where its investments may be located or where its assets may be exposed. This flexibility allows the Adviser to look for investments or gain exposure to asset classes and markets around the world, including emerging markets, that it believes will enhance the Fund’s ability to meet its objective. The Fund may have exposure to fixed income securities of U.S. and non-U.S. issuers of any credit quality, including securities that are unrated or are rated in the lowest credit rating categories. The Fund may have exposure to equity securities of companies of any market capitalization. There is no percentage limit on the Fund’s exposure to below investment-grade fixed income securities including emerging market fixed income securities or to small less-liquid equity securities. The Fund may have exposure in long and short positions across all of the asset classes, however, short positions will generally only be taken to hedge other investments made by the Fund. The Adviser does not anticipate that the Fund

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will be net short any particular market. The Fund may also take “short” positions in futures, forwards or swaps. A “short” position will benefit from a decrease in price of the underlying Instrument and lose value if the price of the underlying Instrument increases.
The Fund bears the risk that the proprietary quantitative models used by the Adviser will not be successful in forecasting market returns or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. The Fund’s use of futures contracts, forward contracts, swaps and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use Instruments that have a leveraging effect. For example, if the Adviser seeks to gain enhanced exposure to a specific asset class through an Instrument providing leveraged exposure to the class and that Instrument increases in value, the gain to the Fund will be magnified. If that investment decreases in value, however, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
As a result of the Fund’s strategy, the Fund may have leveraged exposure to one or more asset classes at times. The 1940 Act and the rules and interpretations thereunder impose certain limitations on the Fund’s ability to use leverage; however, the Fund is not subject to any additional limitations on its exposures. For more information on these and other risk factors, please see the “Principal Risks of Investing in the Fund” and “Investment Techniques-Segregation of Assets” sections of the prospectus.
When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the Fund’s strategy will result in frequent portfolio trading and high portfolio turnover (typically greater than 100%).
The Adviser utilizes portfolio optimization techniques to determine the frequency of trading, taking into account the transaction costs associated with trading each Instrument. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund, and may have adverse tax consequences. The Adviser may employ trading techniques in an effort to mitigate trading costs and execution impact on the Fund.
A significant portion of the assets of the Fund may be invested directly or indirectly in money market instruments, which may include, but are not be limited to, U.S. Government securities, U.S. Government agency securities, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market fund shares, short-term bond fund shares, interests in short-term investment funds, and cash and cash equivalents with one year or less term to maturity. These cash or cash equivalent holdings serve as collateral for the positions the Fund takes and also earn income for the Fund. The Fund may also enter into repurchase and reverse repurchase agreements. Under a repurchase agreement the Fund buys securities that the seller has agreed to buy back at a specified time and at a set price. Under a reverse repurchase agreement, the Fund sells securities to another party and agrees to repurchase them at a particular date and price. Leverage may be created when the Fund enters into reverse repurchase agreements, engages in futures and swap transactions or uses certain other derivative instruments.
The Fund intends to make investments through the Subsidiary and may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest primarily in commodity futures, forwards and swaps but it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivative instruments, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, the Fund and the Subsidiary will be subject to the same fundamental investment restrictions on a consolidated basis and, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss.

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Details About the AQR Style Premia Alternative Fund
Investment Objective
The AQR Style Premia Alternative Fund (the “Fund”) seeks positive absolute returns.
The use of the term “positive absolute return” is intended to distinguish the Fund’s investment objective from the relative returns sought by many other mutual funds. Funds seeking relative returns are generally managed with a goal of outperforming an index of securities or an index of competitive funds. As a result, even if these funds are successful in achieving their investment objectives, their investment returns will tend to reflect the general direction of the securities markets. A “positive absolute return” seeks to earn a positive total return over a reasonable period of time regardless of market conditions or general market direction. However, while seeking to generate positive performance over a multi-year period of time, the Fund may have positive or negative returns over shorter time periods.
There can be no assurance that the Fund will be successful in achieving its investment objective.
Principal Investment Strategies
The Fund pursues its investment objective by aiming to provide exposure to four separate investment styles (“Styles”): value, momentum, carry and defensive, using both “long” and “short” positions within the following asset groups (“Asset Groups”): equities, bonds, interest rates, commodities and currencies. The Fund will achieve its exposure to any of the Asset Groups by using derivatives or holding those assets directly. The Fund will also use derivatives for hedging purposes. The Fund implements the Styles by investing globally (including emerging markets) in a broad range of instruments, including, but not limited to, equities (primarily those issued by large- and mid-cap companies), futures (including commodity futures, index futures, equity futures, bond futures and interest rate futures), currency and commodity forwards, options and swaps (including commodity swaps, swaps on commodity futures, equity swaps, swaps on index futures, total return swaps and interest rate swaps) (collectively, the “Instruments”). The Fund will either invest directly in the Instruments or indirectly by investing in the Subsidiary (as described below) that invests in the Instruments. The Fund may also invest in other registered investment companies including exchange-traded funds.
As of the date of this prospectus, the Adviser generally considers large- and mid-cap companies to be those companies with market capitalizations around the range of the MSCI World Index at the time of purchase. As of March 31, 2020, the market capitalization of the companies comprising the MSCI World Index ranged from $337.37 million to $1,142.98 billion. The Fund’s exposure to equities includes securities of U.S. and non-U.S. issuers and equity indices representing the United States and non-U.S. countries, including, with respect to non-U.S. countries, those from emerging markets. For the bonds Asset Group, the Fund will have exposure to U.S. Government securities and sovereign debt issued by other developed and emerging market countries. The Fund may invest in debt securities of any credit rating, maturity or duration, which may include high-yield or “junk” bonds. From time to time, the Fund can have significant exposure to non-U.S. dollar denominated currencies, including emerging markets currencies. The Fund is generally intended to have a low correlation to the equity, bond and credit markets. The Fund also is not designed to match the performance of any hedge fund index. The Fund will utilize proprietary trading algorithms in order to minimize market impact and reduce trading costs. The Adviser will attempt to mitigate risk through diversification of holdings and through active monitoring of volatility, counterparties and other risk measures. There is no assurance, however, that the Fund will achieve its investment objective.
The Styles employed by the Fund are:
Value: Value strategies favor investments that appear cheap over those that appear expensive based on fundamental measures related to price, seeking to capture the tendency for relatively cheap assets to outperform relatively expensive assets. The Fund will seek to buy assets that are “cheap” and sell those that are “expensive.” Examples of value measures include using price-to-earnings and price-to-book ratios for selecting equities.
Momentum: Momentum strategies favor investments that have performed relatively well over those that have underperformed over the medium-term (i.e., one year or less), seeking to capture the tendency that an asset’s recent relative performance will continue in the near future. The Fund will seek to buy assets that recently outperformed their peers and sell those that recently underperformed. Examples of momentum measures include simple price momentum for selecting equities and price- and yield-based momentum for selecting bonds.
Carry: Carry strategies favor investments with higher yields over those with lower yields, seeking to capture the tendency for higher-yielding assets to provide higher returns than lower-yielding assets. The Fund will seek to buy high-yielding assets and sell low-yielding assets. An example of carry measures includes using interest rates to select currencies and bonds.
Defensive: Defensive strategies favor investments with low-risk characteristics over those with high-risk characteristics, seeking to capture the tendency for lower risk and higher-quality assets to generate higher risk-adjusted returns than higher risk and lower-quality assets. The Fund will seek to buy low-risk, high-quality assets and sell high-risk, low-quality assets. Examples of defensive measures include using beta (i.e., an investment’s sensitivity to the securities markets) to select equities, and duration to select bonds.

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The Fund is actively managed and the Fund’s exposures to Styles and Asset Groups will vary based on the Adviser’s ongoing evaluation of investment opportunities. The Fund expects to maintain exposure to all four Styles; however, not all Styles are represented within each Asset Group. The portfolio construction process is a bottom up systematic process which begins with the ranking of a universe of investments within each Asset Group based upon each applicable Style using multiple measures, some of which are listed above. Investments ranking near the top of the universe contribute the largest “long” weights among the universe and investments ranking near the bottom of the universe contribute the largest “short” weights among the universe to produce the target Asset Group portfolio. For each Asset Group, the Styles included in that Asset Group each contribute position weights to the Asset Group portfolio, in such a way that each Style achieves roughly equal risk within the Asset Group. Asset Group portfolios are sized to also maintain a risk balanced allocation across Asset Groups within the Fund. Individual investments in the actual Asset Group portfolios are bought or sold during the rebalancing process, the frequency of which is expected to vary depending on the Asset Group and the Adviser’s ongoing evaluation of certain factors including changes in market conditions and how much the actual portfolio deviates from the target portfolio.
In seeking to achieve its investment objective, the Fund may enter into both “long” and “short” positions across all Styles and Asset Groups using derivative Instruments. With respect to equities, the Fund may also take a “long” position by purchasing the security directly, or a “short” position by borrowing a security from a third party and selling it at the then current market price. The owner of a “long” position will benefit from an increase in the price of the underlying instrument. The owner of a “short” position will benefit from a decrease in the price of the underlying instrument.
The Adviser, on average, will target an annualized volatility level for the Fund of 10%. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns.  The Adviser expects that the Fund’s targeted annualized forecasted volatility will typically range between 8% and 12%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Higher volatility generally indicates higher risk. Actual or realized volatility can and will differ from the forecasted or target volatility described above.
The Fund’s strategy engages in frequent portfolio trading which may result in a higher portfolio turnover rate than a fund with less frequent trading, and correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund, and may have adverse tax consequences.
The Fund intends to make investments through the Subsidiary and may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest primarily in commodity futures, commodity forwards, commodity swaps, swaps on commodity futures and other commodity-linked derivative Instruments but it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivative instruments, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, the Fund and the Subsidiary will be subject to the same fundamental investment restrictions on a consolidated basis and, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
A portion of the Fund’s assets will be held in cash or cash equivalent investments, including, but not limited to, interests in short-term investment funds, short-term bond fund shares, money market fund shares and/or U.S. Government securities.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss.

AQR Funds–Prospectus156
Details About the AQR Style Premia Alternative LV Fund
Investment Objective
The AQR Style Premia Alternative LV Fund (the “Fund”) seeks positive absolute returns.
The use of the term “positive absolute return” is intended to distinguish the Fund’s investment objective from the relative returns sought by many other mutual funds. Funds seeking relative returns are generally managed with a goal of outperforming an index of securities or an index of competitive funds. As a result, even if these funds are successful in achieving their investment objectives, their investment returns will tend to reflect the general direction of the securities markets. A “positive absolute return” seeks to earn a positive total return over a reasonable period of time regardless of market conditions or general market direction. However, while seeking to generate positive performance over a multi-year period of time, the Fund may have positive or negative returns over shorter time periods.
There can be no assurance that the Fund will be successful in achieving its investment objective.
Principal Investment Strategies
The Fund pursues its investment objective by aiming to provide exposure to four separate investment styles (“Styles”): value, momentum, carry and defensive, using both “long” and “short” positions within the following asset groups (“Asset Groups”): equities, bonds, interest rates, commodities and currencies. The Fund will achieve its exposure to any of the Asset Groups by using derivatives or holding those assets directly. The Fund will also use derivatives for hedging purposes. The Fund implements the Styles by investing globally (including emerging markets) in a broad range of instruments, including, but not limited to, equities (primarily those issued by large- and mid-cap companies), futures (including commodity futures, index futures, equity futures, bond futures and interest rate futures), currency and commodity forwards, options and swaps (including commodity swaps, swaps on commodity futures, equity swaps, swaps on index futures, total return swaps and interest rate swaps) (collectively, the “Instruments”). The Fund will either invest directly in the Instruments or indirectly by investing in the Subsidiary (as described below) that invests in the Instruments. The Fund may also invest in other registered investment companies including exchange-traded funds.
The “LV” in the Fund’s name reflects that the Fund will be managed in a manner designed to have, on average, “low volatility.” The Adviser, on average, will target an annualized volatility level for the Fund of 5%, which is similar to the historical volatility of intermediate-term government bonds. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns.  The Adviser expects that the Fund’s targeted annualized forecasted volatility will typically range between 3% and 7%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Higher volatility generally indicates higher risk. Actual or realized volatility can and will differ from the forecasted or target volatility described above.
As of the date of this prospectus, the Adviser generally considers large- and mid-cap companies to be those companies with market capitalizations around the range of the MSCI World Index at the time of purchase. As of March 31, 2020, the market capitalization of the companies comprising the MSCI World Index ranged from $337.37 million to $1,142.98 billion. The Fund’s exposure to equities includes securities of U.S. and non-U.S. issuers and equity indices representing the United States and non-U.S. countries, including, with respect to non-U.S. countries, those from emerging markets. For the bonds Asset Group, the Fund will have exposure to U.S. Government securities and sovereign debt issued by other developed and emerging market countries. The Fund may invest in debt securities of any credit rating, maturity or duration, which may include high-yield or “junk” bonds. From time to time, the Fund can have significant exposure to non-U.S. dollar denominated currencies, including emerging markets currencies. The Fund is generally intended to have a low correlation to the equity, bond and credit markets. The Fund also is not designed to match the performance of any hedge fund index. The Fund will utilize proprietary trading algorithms in order to minimize market impact and reduce trading costs. The Adviser will attempt to mitigate risk through diversification of holdings and through active monitoring of volatility, counterparties and other risk measures. There is no assurance, however, that the Fund will achieve its investment objective.
The Styles employed by the Fund are:
Value: Value strategies favor investments that appear cheap over those that appear expensive based on fundamental measures related to price, seeking to capture the tendency for relatively cheap assets to outperform relatively expensive assets. The Fund will seek to buy assets that are “cheap” and sell those that are “expensive.” Examples of value measures include using price-to-earnings and price-to-book ratios for selecting equities.
Momentum: Momentum strategies favor investments that have performed relatively well over those that have underperformed over the medium-term (i.e., one year or less), seeking to capture the tendency that an asset’s recent relative performance will continue in the near future. The Fund will seek to buy assets that recently outperformed their peers and sell those that recently underperformed. Examples of momentum measures include simple price momentum for selecting equities and price- and yield-based momentum for selecting bonds.

AQR Funds–Prospectus157
Carry: Carry strategies favor investments with higher yields over those with lower yields, seeking to capture the tendency for higher-yielding assets to provide higher returns than lower-yielding assets. The Fund will seek to buy high-yielding assets and sell low-yielding assets. An example of carry measures includes using interest rates to select currencies and bonds.
Defensive: Defensive strategies favor investments with low-risk characteristics over those with high-risk characteristics, seeking to capture the tendency for lower risk and higher-quality assets to generate higher risk-adjusted returns than higher risk and lower-quality assets. The Fund will seek to buy low-risk, high-quality assets and sell high-risk, low-quality assets. Examples of defensive measures include using beta (i.e., an investment’s sensitivity to the securities markets) to select equities, and duration to select bonds.
The Fund is actively managed and the Fund’s exposures to Styles and Asset Groups will vary based on the Adviser’s ongoing evaluation of investment opportunities. The Fund expects to maintain exposure to all four Styles; however, not all Styles are represented within each Asset Group. The portfolio construction process is a bottom up systematic process which begins with the ranking of a universe of investments within each Asset Group based upon each applicable Style using multiple measures, some of which are listed above. Investments ranking near the top of the universe contribute the largest “long” weights among the universe and investments ranking near the bottom of the universe contribute the largest “short” weights among the universe to produce the target Asset Group portfolio. For each Asset Group, the Styles included in that Asset Group each contribute position weights to the Asset Group portfolio, in such a way that each Style achieves roughly equal risk within the Asset Group. Asset Group portfolios are sized to also maintain a risk balanced allocation across Asset Groups within the Fund. Individual investments in the actual Asset Group portfolios are bought or sold during the rebalancing process, the frequency of which is expected to vary depending on the Asset Group and the Adviser’s ongoing evaluation of certain factors including changes in market conditions and how much the actual portfolio deviates from the target portfolio.
In seeking to achieve its investment objective, the Fund may enter into both “long” and “short” positions across all Styles and Asset Groups using derivative Instruments. With respect to equities, the Fund may also take a “long” position by purchasing the security directly, or a “short” position by borrowing a security from a third party and selling it at the then current market price. The owner of a “long” position will benefit from an increase in the price of the underlying instrument. The owner of a “short” position will benefit from a decrease in the price of the underlying instrument.
The Fund’s strategy engages in frequent portfolio trading which may result in a higher portfolio turnover rate than a fund with less frequent trading, and correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund, and may have adverse tax consequences.
The Fund intends to make investments through the Subsidiary and may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest primarily in commodity futures, commodity forwards, commodity swaps, swaps on commodity futures and other commodity-linked derivative Instruments but it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivative instruments, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, the Fund and the Subsidiary will be subject to the same fundamental investment restrictions on a consolidated basis and, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
A portion of the Fund’s assets will be held in cash or cash equivalent investments, including, but not limited to, interests in short-term investment funds, short-term bond fund shares, money market fund shares and/or U.S. Government securities.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss.

AQR Funds–Prospectus158
Details About the AQR Volatility Risk Premium Fund
Investment Objective
The AQR Volatility Risk Premium Fund (the “Fund”) seeks total return.
Total return consists of capital appreciation and income.
There can be no assurance that the Fund will be successful in achieving its investment objective.
Principal Investment Strategies
The Fund seeks to outperform a custom benchmark that consists of 50% MSCI World Net Total Return USD Index + 50% ICE BofAML US 3-Month Treasury Bill Index by providing investors with potential gains from three different sources of return: 1) overall exposure to global equity markets, 2) selling (i.e., writing) options to capture the volatility risk premium (i.e., the premium that buyers of options are willing to pay for this form of financial insurance), and 3) an active equity strategy that seeks to outperform a broad-based global equity benchmark.
The Fund is not designed to be market neutral, which means that the Fund is not designed to be uncorrelated with the returns of the equity markets in which the Fund invests. The Adviser, on average, intends to target a portfolio beta (i.e., the portfolio's sensitivity to fluctuations in the securities markets) of 0.5 to the MSCI World Net Total Return USD Index. Under normal market conditions, the Fund’s beta, on average, is expected to range between 0.4 and 0.6.
The Fund invests globally in a broad range of instruments, including, but not limited to, equities, futures (including index futures, equity futures, interest rate futures and bond futures), currency futures and forwards, options (including written and purchased options on equities, bonds and equity and bond futures, including futures on indices) and swaps (including equity swaps, equity index swaps and swaps on futures) (collectively, the “Instruments”). The Fund’s exposure to the bonds asset class includes sovereign debt issued by developed countries. The Fund may also invest in other registered investment companies including exchange-traded funds (“ETFs”).
Volatility Risk Premium Strategy
The Fund seeks to capture the volatility risk premium across global developed equity and bond markets by selling (i.e., writing) call and put options to buyers seeking financial insurance in exchange for a premium, or payment, from the option buyer. To implement the volatility risk premium strategy, the Fund will sell put and call options at various strike prices and with various expiration dates on various equity and bond reference assets (including indices) across global developed markets.
The Fund will seek to sell options that appear “expensive” based on the Adviser’s proprietary quantitative models (that is, where the demand for protection is high resulting in premiums on the written options that are attractive to the Adviser). The Fund may sell uncovered call and put options (i.e., where the Fund does not own or is not short, as applicable, the Instrument underlying the call or put option) and covered call and put options (i.e., where the Fund holds or is short, as applicable, an equivalent position in the Instrument underlying the call or put option). The Fund will generally delta-hedge an option it sells by taking long or short positions in the Instrument underlying the option. Delta-hedging is intended to hedge the option’s directional exposure to the underlying Instrument, thereby reducing the strategy’s overall return volatility. The Fund will generally delta-hedge through the use of ETFs and/or futures. Written option positions may be closed out during a rebalancing process, either by purchasing the same option or an option on the same underlying Instrument that the Adviser has determined will achieve a similar result.
The premiums the Fund receives from the sale of put and call options can be partially or completely offset by the amount it needs to pay out; however, the Fund seeks to execute its options strategy so that the premiums it receives are greater than the amounts paid out, inclusive of any gains or losses resulting from hedging activities. The Fund’s total exposure to the volatility risk premium strategy will vary over time based in part on the Adviser’s estimate of the losses that could occur in periods of a sudden increase in volatility or extreme price movements (up or down) in equity or bond markets. If, however, such extreme price movements occur, they may result in large Fund losses.
Active Equity Strategy
Under normal market conditions the Fund will invest approximately 50% of its net assets in an actively managed portfolio of global equities (the “Equity Sleeve”). The Equity Sleeve seeks to outperform, after expenses, the MSCI World Net Total Return USD Index while seeking to control its tracking error relative to this benchmark. The Equity Sleeve will target a long-term average forecasted tracking error of approximately 2-3% relative to the MSCI World Net Total Return USD Index. Actual realized tracking error will vary based on market conditions and other factors.
The Equity Sleeve will be managed by both overweighting and underweighting securities, industries and sectors relative to the MSCI World Net Total Return USD Index. In selecting the Fund’s equity investments, the Adviser utilizes a quantitative investment process. A quantitative investment process is a systematic method of evaluating securities and other assets by analyzing a variety of data through the use of models—or processes—to generate an investment opinion. The models consider a wide range of factors, including, but not limited to, value, momentum and quality.

AQR Funds–Prospectus159
Value strategies favor securities that appear cheap based on fundamental measures. Examples of value strategies include using price-to-earnings and price-to-book ratios.
Momentum strategies favor securities with strong recent relative performance and positive changes in fundamentals.
Quality indicators identify stable companies in good business health, including those with strong profitability and stable earnings.
In addition to these three indicators, the Adviser will use a number of additional indicators based on the Adviser’s proprietary research. The Adviser may add or modify the economic indicators employed in selecting portfolio holdings from time to time.
The Fund may invest in or have exposure to companies of any size. The Fund does not limit its investments to any one country, and may invest in any one country without limit. The Fund may, but is not required to, hedge exposure to foreign currencies using foreign currency forwards or futures.
General
In seeking to achieve its investment objective, the Fund will take both “long” and “short” positions through the use of derivative Instruments. A “long” position in a derivative Instrument will benefit from an increase in the price of the underlying instrument and will lose value if the price of the underlying Instrument decreases. A “short” position in a derivative Instrument will benefit from a decrease in price of the underlying instrument and will lose value if the price of the underlying Instrument increases.
The Adviser will consider the potential federal income tax impact on a shareholder’s after-tax investment return of certain trading decisions, including but not limited to, selling or closing out of Instruments to realize losses, or to refrain from selling or closing out of Instruments to avoid realizing gains, when determined by the Adviser to be appropriate.
The Fund’s use of options, futures contracts, forward contracts, swaps and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use Instruments that have a leveraging effect. For example, if the Adviser seeks to gain enhanced exposure to a specific asset class through an Instrument providing leveraged exposure to the asset class and that Instrument increases in value, the gain to the Fund will be magnified. If that investment decreases in value, however, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
If derivative Instruments and Instruments with remaining maturities of one year or less are taken into account, the Fund’s strategy will result in frequent portfolio trading and high portfolio turnover.
A portion of the Fund’s assets will be held in cash or cash equivalent investments, including, but not limited to, interests in short-term investment funds, short-term bond fund shares, money market fund shares and/or U.S. Government securities. These cash or cash equivalent holdings serve as collateral for the positions the Fund takes and also earn income for the Fund.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss.

AQR Funds–Prospectus160
How the Funds Pursue Their Investment Objectives
Investment Techniques
In addition to the principal investment strategies described above, the Funds may employ the following techniques in pursuing their investment objectives.
Temporary Defensive Positions (all Funds): A Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies in response to adverse or unusual market, economic, political, or other conditions. For instance, for temporary defensive purposes, a Fund may restrict the markets in which it invests or may hold uninvested cash or invest without limitation in cash equivalents such as money market instruments, U.S. treasury bills, interests in short-term investment funds, repurchase agreements, or shares of money market or short-term bond funds, even if the investments are inconsistent with the Fund’s principal investment strategies. To the extent a Fund invests in these temporary investments in this manner, the Fund may succeed in avoiding losses but may not otherwise achieve its investment objective.
Segregation of Assets (all Funds): As an open-end investment company registered with the SEC, each Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, each Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivative instruments. In the case of futures contracts that are not contractually required to cash settle, for example, each Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to futures contracts that are contractually required to cash settle, however, each Fund is permitted to set aside liquid assets in an amount equal to each Fund’s daily marked-to-market net obligations (i.e., each Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. Futures contracts, forward contracts and other applicable securities and instruments that settle physically, and written options on such contracts, will be treated as cash settled for asset segregation purposes when the Fund has entered into a contractual arrangement with a third party futures commission merchant or other counterparty to off-set the Fund’s exposure under the contract and, failing that, to assign its delivery obligation under the contract to the counterparty. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.
Each Fund generally will use its money market instruments or other liquid assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable SEC and SEC staff positions. The Adviser will monitor each Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of each Fund’s portfolio investments. There is a possibility that segregation of a large percentage of a Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

AQR Funds–Prospectus161
Risk Factors
All investments, including those in mutual funds, have risks and it is possible that you could lose money by investing in a Fund. No one investment is suitable for all investors. Each Fund is intended for long-term investors. The risks identified below are the principal risks of investing in a Fund. The Summary section for each Fund and the below matrix lists the principal risks applicable to that Fund. This section provides more detailed information about each risk.

AQR Funds–Prospectus162
	AQR Alternative Risk Premia Fund	AQR Diversified Arbitrage Fund	AQR Equity Market Neutral Fund	AQR Global Macro Fund	AQR Long- Short Equity Fund
Arbitrage or Fundamental Risk		x
Below Investment Grade Securities Risk	x	x
Commodities Risk				x
Common Stock Risk	x	x	x	x	x
Convertible Securities Risk		x
Counterparty Risk	x	x	x	x	x
Credit Default Swap Agreements Risk		x
Credit Risk	x	x	x	x	x
Currency Risk	x	x	x	x	x
Derivatives Risk	x	x	x	x	x
Distressed Investments Risk		x
Emerging Market Risk		x		x
Foreign Investments Risk	x	x	x	x	x
Forward and Futures Contract Risk	x	x	x	x	x
Hedging Transactions Risk	x	x	x	x	x
High Portfolio Turnover Risk	x	x	x	x	x
Illiquidity Risk		x
Interest Rate Risk	x	x		x
Investment in Other Investment Companies Risk	x	x	x	x	x
IPO and SEO Risk		x
Leverage Risk	x	x	x	x	x
Litigation and Enforcement Risk		x
Manager Risk	x	x	x	x	x
Market Risk	x	x	x	x	x
Mid-Cap Securities Risk	x	x	x	x	x
Model and Data Risk	x	x	x	x	x
Momentum Style Risk	x		x	x	x
Mortgage-Backed Securities Risk
Non-Diversified Status Risk				x
Options Risk	x	x		x
PIPEs Risk		x
Repurchase Agreements Risk
Restricted Securities Risk		x
Reverse Repurchase Agreements Risk
Short Sale Risk	x	x	x	x	x
Small-Cap Securities Risk		x	x	x	x
Sovereign Debt Risk	x			x
SPACs Risk		x
Subsidiary Risk				x
Swap Agreements Risk	x	x	x	x	x
Tax-Managed Investment Risk	x
Tax Risk				x
TIPS and Inflation-Linked Bonds Risk
U.S. Government Securities Risk	x			x
Value Style Risk	x		x	x	x
Volatility Risk	x	x	x	x	x

AQR Funds–Prospectus163
	AQR Managed Futures Strategy Fund	AQR Managed Futures Strategy HV Fund	AQR Multi-Asset Fund	AQR Multi-Strategy Alternative Fund	AQR Risk-Balanced Commodities Strategy Fund
Arbitrage or Fundamental Risk				x
Below Investment Grade Securities Risk			x	x
Commodities Risk	x	x	x	x	x
Common Stock Risk			x	x
Convertible Securities Risk				x
Counterparty Risk	x	x	x	x	x
Credit Default Swap Agreements Risk			x	x
Credit Risk	x	x	x	x	x
Currency Risk	x	x	x	x	x
Derivatives Risk	x	x	x	x	x
Distressed Investments Risk
Emerging Market Risk	x	x	x	x
Foreign Investments Risk	x	x	x	x	x
Forward and Futures Contract Risk	x	x	x	x	x
Hedging Transactions Risk	x	x	x	x	x
High Portfolio Turnover Risk	x	x	x	x	x
Illiquidity Risk
Interest Rate Risk	x	x	x	x	x
Investment in Other Investment Companies Risk	x	x	x	x	x
IPO and SEO Risk
Leverage Risk	x	x	x	x	x
Litigation and Enforcement Risk
Manager Risk	x	x	x	x	x
Market Risk	x	x	x	x	x
Mid-Cap Securities Risk			x	x
Model and Data Risk	x	x	x	x	x
Momentum Style Risk			x	x	x
Mortgage-Backed Securities Risk				x
Non-Diversified Status Risk	x	x	x	x	x
Options Risk				x
PIPEs Risk
Repurchase Agreements Risk			x		x
Restricted Securities Risk				x
Reverse Repurchase Agreements Risk			x
Short Sale Risk	x	x	x	x	x
Small-Cap Securities Risk			x
Sovereign Debt Risk			x	x
SPACs Risk
Subsidiary Risk	x	x	x	x	x
Swap Agreements Risk	x	x	x	x	x
Tax-Managed Investment Risk
Tax Risk	x	x	x	x	x
TIPS and Inflation-Linked Bonds Risk			x		x
U.S. Government Securities Risk	x	x	x	x	x
Value Style Risk			x	x	x
Volatility Risk	x	x	x	x	x

AQR Funds–Prospectus164
	AQR Risk II MV Parity Fund	AQR Risk Parity II HV Fund	AQR Style Premia Alternative Fund	AQR Style Premia Alternative LV Fund	AQR Volatility Risk Premium Fund
Arbitrage or Fundamental Risk
Below Investment Grade Securities Risk			x	x
Commodities Risk	x	x	x	x
Common Stock Risk	x	x	x	x	x
Convertible Securities Risk
Counterparty Risk	x	x	x	x	x
Credit Default Swap Agreements Risk
Credit Risk	x	x	x	x	x
Currency Risk	x	x	x	x	x
Derivatives Risk	x	x	x	x	x
Distressed Investments Risk
Emerging Market Risk	x	x	x	x
Foreign Investments Risk	x	x	x	x	x
Forward and Futures Contract Risk	x	x	x	x	x
Hedging Transactions Risk	x	x	x	x	x
High Portfolio Turnover Risk	x	x	x	x	x
Illiquidity Risk
Interest Rate Risk	x	x	x	x	x
Investment in Other Investment Companies Risk	x	x	x	x	x
IPO and SEO Risk
Leverage Risk	x	x	x	x	x
Litigation and Enforcement Risk
Manager Risk	x	x	x	x	x
Market Risk	x	x	x	x	x
Mid-Cap Securities Risk	x	x	x	x	x
Model and Data Risk	x	x	x	x	x
Momentum Style Risk	x	x	x	x	x
Mortgage-Backed Securities Risk
Non-Diversified Status Risk	x	x	x	x
Options Risk			x	x	x
PIPEs Risk
Repurchase Agreements Risk	x	x
Restricted Securities Risk
Reverse Repurchase Agreements Risk	x	x
Short Sale Risk	x	x	x	x	x
Small-Cap Securities Risk	x	x			x
Sovereign Debt Risk	x	x	x	x	x
SPACs Risk
Subsidiary Risk	x	x	x	x
Swap Agreements Risk	x	x	x	x	x
Tax-Managed Investment Risk					x
Tax Risk	x	x	x	x
TIPS and Inflation-Linked Bonds Risk	x	x
U.S. Government Securities Risk	x	x	x	x	x
Value Style Risk	x	x	x	x	x
Volatility Risk	x	x	x	x	x

Arbitrage or Fundamental Risk: A Fund employing arbitrage and alternative strategies involves the risk that anticipated opportunities may not play out as planned, resulting in potentially reduced returns or losses to the Fund as it unwinds failed trades. For example, with respect to convertible arbitrage and credit strategies described under “Details

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About the AQR Diversified Arbitrage Fund” and “Details About the AQR Multi-Strategy Alternative Fund” as well as investment in PIPEs, an issuer may default or may be unable to make interest and dividend payments when due. With respect to the merger arbitrage strategy, the merger deal may terminate prior to closing, thereby imposing losses to the Fund. Arbitrage or fundamental risk exists for other strategies employed by the Fund such as dual-class and stub-trading arbitrage, and investments in IPOs, SEOs and warrants.
Below Investment Grade Securities Risk: Although securities rated below investment grade (also known as “junk” securities) generally pay higher rates of interest than investment grade bonds, securities rated below investment grade are high risk, speculative investments that may cause income and principal losses for a Fund. The major risks of securities rated below investment grade include:
•	Securities rated below investment grade may be issued by less creditworthy issuers. Issuers may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of holders of securities rated below investment grade, leaving few or no assets available to repay the bond holders.
•	Prices of securities rated below investment grade are subject to wide price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of securities rated below investment grade than on other higher rated fixed-income securities.
•	Issuers of securities rated below investment grade may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.
•	Securities rated below investment grade frequently have redemption features that permit an issuer to repurchase the security from a Fund before it matures. If the issuer redeems the bonds, a Fund may have to invest the proceeds in bonds with lower yields and may lose income.
•	Securities rated below investment grade may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in this bond market, and there may be significant differences in the prices quoted for securities rated below investment grade by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of a Fund’s securities than is the case with securities trading in a more liquid market.
•	A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.
The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.
Commodities Risk: Exposure to the commodities markets may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Additionally, a Fund may gain exposure to the commodities markets through investments in exchange-traded notes, the value of which may be influenced by, among other things, time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in underlying markets, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An exchange-traded note that is tied to a reference instrument, such as a commodities based index, may not replicate the performance of the reference instrument.
Common Stock Risk: A Fund may invest in, or have exposure to, common stocks, which are a type of equity security that represents an ownership interest in a corporation. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all other claims on a company’s assets, including debt holders and preferred stockholders. Therefore, a Fund could lose money if a company in which it invests becomes financially distressed.
Convertible Securities Risk: The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.
Counterparty Risk: A Fund may enter into various types of derivative contracts  as described below under “Derivatives Risk”. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by a Fund, a Fund must be prepared

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to make such payments when due. In addition, if a counterparty’s creditworthiness declines, a Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to a Fund.
Credit Default Swap Agreements Risk: A Fund may enter into credit default swap agreements, credit default index swap agreements and similar agreements as a protection “seller” or as a “buyer” of credit protection. The credit default swap agreement or similar instruments may have as reference obligations one or more securities that are not then held by a Fund. The protection “buyer” in a credit default swap agreement is generally obligated to pay the protection “seller” a periodic stream of payments over the term of the agreement, provided generally that no credit event on a reference obligation has occurred. In addition, at the inception of the agreement, the protection “buyer” may receive or be obligated to pay an additional up-front amount depending on the current market value of the contract. With respect to credit default swap agreements whereby a Fund is a “buyer” of credit protection and that are contractually required to cash settle, a Fund sets aside liquid assets in an amount equal to a Fund’s daily marked-to-market net obligations under the contracts. For credit default swap agreements whereby a Fund is a “buyer” of credit protection and that are contractually required to physically settle, or for credit default swap agreements whereby a Fund is deemed to be a “seller” of credit protection, a Fund sets aside the full notional value of such contracts. If a credit event occurs, an auction process is used to determine the “recovery value” of the contract. The seller then must pay the buyer the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, a Fund’s net cash flows over the life of the contract will be the initial up-front amount paid or received minus the sum of the periodic payments made over the life of the contract. However, if a credit event occurs, a Fund may elect to receive a cash amount equal to the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. As a seller of protection, a Fund generally receives a fixed rate of income throughout the term of the swap provided that there is no credit event. In addition, at the inception of the agreement, a Fund may receive or be obligated to pay an additional up-front amount depending on the current market value of the contract. If a credit event occurs, a Fund will be generally obligated to pay the buyer the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. Credit default swaps could result in losses if the Adviser does not correctly evaluate the creditworthiness of the underlying instrument on which the credit default swap is based. Additionally, if a Fund is a seller of a credit default swap and a credit event occurs, a Fund could suffer significant losses.
Credit Risk: Credit risk refers to the possibility that the issuer of a security or the issuer of the reference asset of a derivative instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the four highest categories (S&P Global Ratings (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that the issuer will not default on its payment obligations or that bonds will not otherwise lose value.
Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Fund’s investments in securities denominated in a foreign currency or may widen existing losses.
Currency exchange rates may be particularly affected by the relative rates of inflation, interest rate levels, the balance of payments and the extent of governmental surpluses or deficits in such foreign countries and in the United States, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of such foreign countries, the United States and other countries important to international trade and finance. Governments may use a variety of techniques, such as intervention by their central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their respective currencies. They may also issue a new currency to replace an existing currency or alter the exchange rate or relative exchange characteristics by devaluation or revaluation of a currency. The liquidity and trading value of these foreign currencies could be affected by the actions of sovereign governments and central banks, which could change or interfere with theretofore freely determined currency valuation, fluctuations in response to other market forces and the movement of currencies across borders.
Derivatives Risk: The Adviser  or Sub-Adviser, as applicable, may make use of futures, forwards, options, swaps and other forms of derivative instruments. In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which a Fund may not directly own, can result in a loss to a Fund substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of derivative instruments also exposes a Fund to additional risks and transaction costs. These instruments come in many

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varieties and have a wide range of potential risks and rewards, and may include , as further described in the “Principal Investment Strategies” section for each Fund, futures contracts, forward foreign currency contracts, options (both written and purchased) and swaps. Additionally, to the extent a Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, a Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of a Fund’s assets could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations. Risks of these instruments include:
•	that interest rates, securities prices and currency markets will not move in the direction that the portfolio managers anticipate;
•	that prices of the instruments and the prices of underlying securities, interest rates or currencies they are designed to reflect do not move together as expected;
•	that the skills needed to use these strategies are different than those needed to select portfolio securities;
•	the possible absence of a liquid secondary market for any particular instrument and, for exchange-traded instruments, possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;
•	that adverse price movements in an instrument can result in a loss substantially greater than a Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited);
•	particularly in the case of privately-negotiated instruments, that the counterparty will not perform its obligations, which could cause a Fund to lose money;
•	the inability to close out certain hedged positions to avoid adverse tax consequences, and the fact that some of these instruments may have uncertain tax implications for a Fund;
•	the fact that “speculative position limits” imposed by the Commodity Futures Trading Commission (“CFTC”) and certain futures exchanges on net long and short positions may require a Fund to limit or unravel positions in certain types of instruments; in January 2020, the CFTC proposed new rules that, if adopted in substantially the same form, will impose speculative position limits on additional derivative instruments, which may further limit a Funds' ability to trade futures contracts and swaps; and
•	the high levels of volatility some of these instruments may exhibit, in some cases due to the high levels of leverage an investor may achieve with them.
In November 2019, the SEC re-proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the Fund. If such a rule is adopted and goes into effect, it could require modifications to a Funds’ investment strategies and use of derivatives.
Distressed Investments Risk: The Fund may invest in distressed investments, which are issued by companies that are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy. The Fund’s investments in distressed securities typically may involve the purchase of high-yield bonds, bank debt, corporate loans or other indebtedness of such companies. These investments may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of the issuer. The Adviser’s or Sub-Adviser’s judgments about the credit quality of a financially distressed issuer and the relative value of its securities may prove to be wrong. No active trading market may exist for certain distressed investments, including corporate loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded distressed investments.
Emerging Market Risk: A Fund may have exposure to emerging markets. Investing in emerging markets will, among other things, expose a Fund to all the risks described below in the “Foreign Investments Risk” section, and you should review that section carefully. However, there are greater risks involved in investing in emerging market countries and/or their securities markets than there are in more developed countries and/or markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of a Fund to buy, sell, receive or deliver these securities. The small size of their securities markets and low trading volumes can make emerging market investments illiquid and more volatile than investments in developed countries and such securities may be subject to

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abrupt and severe price declines. A Fund may be required to establish special custody or other arrangements before investing. In addition, because the securities settlement procedures are less developed in these countries, a Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions. The possible establishment of exchange controls or freezes on the convertibility of currency might adversely affect an investment in foreign securities.
Foreign Investments Risk: A Fund’s investments in foreign instruments, including depositary receipts, involve risks not associated with investing in U.S. instruments. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign instruments, among others, include:
•	Counterparty Risk: A Fund may enter into foreign investment instruments with a counterparty, which will subject a Fund to counterparty risk (see “Counterparty Risk” above).
•	Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect instruments denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Funds' investments in instruments denominated in a foreign currency or may widen existing losses. To the extent that a Fund is invested in foreign instruments while also maintaining currency positions, it may be exposed to greater combined risk. See “Currency Risk” above.
•	Geographic Risk: If a Fund concentrates its investments in issuers located or doing business in any country or region, factors adversely affecting that country or region will affect a Fund’s net asset value more than would be the case if a Fund had made more geographically diverse investments. The economies and financial markets of certain regions, such as Latin America or Asia, can be highly interdependent and decline all at the same time.
•	Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Fund’s foreign investments, potentially including expropriation and nationalization, confiscatory taxation, and the potential difficulty of repatriating funds to the United States.
•	Regulatory Risk: Issuers of foreign instruments and foreign instruments markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.
•	Transaction Costs Risk: The costs of buying and selling foreign instruments, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.
•	Use of Foreign Currency Forward Agreements: Foreign currency forward prices are influenced by, among other things, changes in balances of payments and trade, domestic and international rates of inflation, international trade restrictions and currency devaluations and revaluations. Investments in currency forward contracts may cause a Fund to maintain net short positions in any currency, including home country currency. In other words, the total value of short exposure to such currency (such as short spot and forward positions in such currency) may exceed the total value of long exposure to such currency (such as long individual equity positions, long spot and forward positions in such currency).
Forward and Futures Contract Risk: As described in the “Principal Investment Strategies” section for each Fund, a Fund may invest in forward and/or futures contracts. The successful use of forward and futures contracts draws upon the Adviser’s  or Sub-Adviser's (as applicable) skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s  or Sub-Adviser's (as applicable) inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Hedging Transactions Risk: The Adviser  and Sub-Adviser from time to time employ various hedging techniques. The success of a Fund’s hedging strategy will be subject to the Adviser’s  or Sub-Adviser's (as applicable) ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of a Fund’s hedging strategy will also be subject to the Adviser’s  or Sub-Adviser's (as applicable) ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner.

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Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of those portfolio positions or prevent losses if the values of those positions decline. Rather, it establishes other positions designed to gain from those same declines, thus seeking to moderate the decline in the portfolio position’s value. Such hedging transactions also limit the opportunity for gain if the value of the portfolio position should increase. For a variety of reasons, the Adviser or Sub-Adviser (as applicable) may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent a Fund from achieving the intended hedge or expose a Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees). The Adviser or Sub-Adviser (as applicable) may determine, in its sole discretion, not to hedge against certain risks and certain risks may exist that cannot be hedged. Furthermore, the Adviser or Sub-Adviser (as applicable) may not anticipate a particular risk so as to hedge against it effectively.
High Portfolio Turnover Risk: The investment techniques and strategies utilized by the Fund, including investments made on a shorter-term basis or in derivative instruments or instruments with a maturity of one year or less at the time of acquisition, may result in frequent portfolio trading and high portfolio turnover. High portfolio turnover rates will cause the Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders in the Fund.
Illiquidity Risk: If the Fund invests in illiquid investments, it may experience difficulty in selling the investments in a timely manner at the price that it believes the investments are worth. If it needs to sell investments quickly, for example to satisfy Fund shareholder redemption requests, it may be unable to do so at fundamental values or at a price the Adviser or Sub-Adviser deems appropriate. In addition, market conditions may cause the Fund to experience temporary mark-to-market losses, especially in less liquid positions, even in the absence of any selling of investments by the Fund.
Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities.The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser or Sub-Adviser. During periods of declining interest rates, a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in its income.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if a Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in a Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. A Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of a Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of a Fund’s investment at $1.00 per share. A prime money market mutual fund may impose liquidity fees or temporary gates on redemptions if its weekly liquid assets fall below a designated threshold. If this were to occur, a Fund may lose money on its investment in the prime money market mutual fund, or a Fund may not be able to redeem its investment in the prime money market mutual fund.
IPO and SEO Risk: “IPOs” or “New Issues” are initial public offerings of U.S. equity securities. “SEOs” are seasoned (i.e., secondary) equity offerings of U.S. equity securities. Investments in companies that have recently gone public have the potential to produce substantial gains for a Fund. However, there is no assurance that a Fund will have access to profitable IPOs or SEOs and therefore investors should not rely on any past gains from them as an indication of future performance. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs or SEOs may be highly volatile or may decline shortly after the initial public offering or seasoned equity offering. When an initial public offering or seasoned equity offering is brought to the market, availability may be limited and a Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.
Leverage Risk: As part of a Fund’s principal investment strategy, the Fund may enter into short sales and/or make investments in futures contracts, forward contracts, options, swaps and other derivative instruments. These investment activities provide the economic effect of financial leverage by creating additional investment exposure to the underlying instrument, as well as the potential for greater loss. If a Fund uses leverage through activities such as entering into short sales or purchasing derivative instruments, the Fund has the risk that losses may exceed the net assets of the Fund. The net asset value of a Fund while employing leverage will be more volatile and sensitive to market movements.

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Litigation and Enforcement Risk: Investing in companies involved in significant restructuring tends to involve increased litigation risk. This risk may be greater in the event the Fund takes a large position or is otherwise prominently involved on a bankruptcy or creditors’ committee. The expense of asserting claims (or defending against counterclaims) and recovering any amounts pursuant to settlements or judgments may be borne by the Fund. Further, ownership of companies over certain threshold levels involves additional filing requirements and substantive regulation on such owners, and if the Fund fails to comply with all of these requirements, the Fund may be forced to disgorge profits, pay fines or otherwise bear losses or other costs from such failure to comply.
Manager Risk: If the Adviser or Sub-Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Each Fund is subject to market risk, which is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Market risk applies to every Fund investment. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in a Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid-Cap Securities Risk: The Fund may invest in, or have exposure to, the securities of mid-cap companies. The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of each Fund, the Adviser relies heavily on quantitative models and information and traditional and non-traditional data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging a Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose a Fund to potential risks. For example, by relying on Models and Data, the Adviser may be induced to buy certain investments at prices that are too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in forecasting movements in industries, sectors or companies and/or in determining the size, direction, and/or weighting of investment positions that will enable the Fund to achieve its investment objective.
Some of the models used by the Adviser for  one or more Funds are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for a Fund. Furthermore, because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments. Model prices can differ from market prices as model prices are typically based on assumptions and estimates derived from recent market data that may not remain realistic or relevant in the future. To address these issues, the Adviser evaluates model prices and outputs versus recent transactions or similar securities, and as a result, such models may be modified from time to time.
A Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated. The Adviser’s testing of its Models and Data are directed in part at identifying these risks, but there is no guarantee that these risks will be effectively managed. If and to the extent that the models do not reflect certain factors, and the Adviser does not successfully address such omissions through its testing and evaluation and modify the models accordingly, major losses may result. The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. Any modification of the models or strategies will not be subject to any requirement that shareholders receive notice of the change or that they consent to it. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.

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Mortgage-Backed Securities Risk: Mortgage-related and other mortgage-backed securities are subject to certain risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Exposure to mortgage-backed securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities.
Non-Diversified Status Risk: The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.
Options Risk: An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the implied volatility, which in turn are affected by fiscal and monetary policies and by national and international political and economic events.
•	Purchased Options: When the Fund purchases an option, it may lose the total premium paid for it if the price of the underlying security or other assets decreased, remained the same or failed to increase to a level at or beyond the exercise price (in the case of a call option) or increased, remained the same or failed to decrease to a level at or below the exercise price (in the case of a put option). If a call or put option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.
•	Written Options: By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire exercise price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at an exercise price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is not able to close out its written put options, it may result in substantial losses to the Fund. By writing a call option, the Fund may be obligated to deliver instruments underlying an option at less than the market price. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, the Fund must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase. The Fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised options.
By writing call and put options on underlying instruments, the returns of the options writing strategy will be determined by the performance of the underlying instrument. If the underlying instrument appreciates or depreciates sufficiently over the period to offset the net premium received by the Fund, the Fund may incur losses. Increases in implied volatility of options may cause the value of an option to increase, even if the value of the underlying instrument does not change, which could result in a reduction in the Fund’s NAV. In unusual market circumstances where implied volatility sharply increases or decreases causing options spreads to be significantly correlated to the underlying instrument, the Fund’s option writing strategy may not perform as anticipated. Prior to the exercise or expiration of the option, the Fund is exposed to implied volatility risk, meaning the value, as based on implied volatility, of an option may increase due to market and economic conditions or views based on the sector or industry in which issuers of the underlying instrument participate, including issuer-specific factors.
With respect to the AQR Alternative Risk Premia Fund and AQR Volatility Risk Premium Fund, seeking to capture volatility risk premium by writing options to buyers seeking financial insurance presents heightened risk of loss. The Fund could experience a sudden, significant permanent loss due to dramatic movements in financial markets, which far exceed the premiums received for writing the options. Such significant losses could result in a dramatic reduction in the Fund’s NAV on an individual Business Day. Moreover, the losses would impact then-current shareholders who may differ from shareholders who benefitted from the positive impact of the option-writing program.
PIPEs Risk: A Fund may make private investments in public companies whose stocks are quoted on stock exchanges or which trade in the over-the-counter securities market, a type of investment commonly referred to as a “PIPE” transaction. PIPE transactions will generally result in a Fund acquiring either restricted stock or an instrument convertible into restricted stock. As with investments in other types of restricted securities, such an investment may be illiquid. A Fund’s ability to dispose of securities acquired in PIPE transactions may depend upon the registration of such securities for resale. Any number of factors may prevent or delay a proposed registration. Alternatively, it may be possible for securities acquired in a PIPE transaction to be resold in transactions exempt from registration in accordance with Rule 144 under the Securities Act of 1933, as amended, or otherwise under the federal securities laws. There is no guarantee, however, that an active trading market for the securities will exist at the time of disposition of the securities,

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and the lack of such a market could hurt the market value of a Fund’s investments. As a result, even if a Fund is able to have securities acquired in a PIPE transaction registered or sell such securities through an exempt transaction, a Fund may not be able to sell all the securities on short notice, and the sale of the securities could lower the market price of the securities.
Repurchase Agreements Risk: The Fund may invest in repurchase agreements. When entering into a repurchase agreement, the Fund essentially makes a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specified time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering amounts owed to it.
Restricted Securities Risk: Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may include private placement securities that have not been registered under the applicable securities laws. Certain restricted securities can be resold to institutional investors and traded in the institutional market under Rule 144A under the Securities Act of 1933, as amended, and are called Rule 144A securities. Rule 144A securities can be resold to qualified institutional buyers but not to the general public.
Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to the Fund. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, and (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them. In addition, the use of reverse repurchase agreements may be regarded as leveraging.
Short Sale Risk: A Fund enters into a short sale by selling a security it has borrowed (typically from a broker or other institution). If the market price of a security increases after a Fund borrows the security, a Fund will suffer a (potentially unlimited) loss when it replaces the borrowed security at the higher price. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. In addition, a Fund may not always be able to borrow the security at a particular time or at an acceptable price. Before a Fund replaces a borrowed security, it is required to designate on its books cash or liquid assets as collateral to cover a Fund’s short position, marking the collateral to market daily. This obligation limits a Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations. A Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause a Fund to suffer a (potentially unlimited) loss. Short sales also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses.
Small-Cap Securities Risk: Investments in or exposure to the securities of companies with smaller market capitalizations involve higher risks in some respects than do investments in securities of larger companies. For example, prices of such securities are often more volatile than prices of large capitalization securities. In addition, due to thin trading in some such securities, an investment in these securities may be less liquid (i.e., harder to sell) than that of larger capitalization securities. Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.
Sovereign Debt Risk: A Fund may invest in, or have exposure to, sovereign debt instruments. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
SPACs Risk: A Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history

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or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.
Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in this prospectus. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. The Fund and the Subsidiary will be subject to the same investment restrictions and limitations on a consolidated basis, and to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund.
Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund. Additionally, certain unexpected market events or significant adverse market movements could result in the Fund not holding enough assets to be able to meet its obligations under the agreement. Such occurrences may negatively impact the Fund’s ability to implement its principal investment strategies and could result in losses to the Fund.
Tax-Managed Investment Risk: The performance of a Fund may deviate from that of non-tax managed funds and may not provide as high a return before consideration of federal income tax consequences as non-tax managed funds. Each Fund’s tax-sensitive investment strategy involves active management with the intent of minimizing the amount of realized gains from the sale of securities; however, market conditions may limit a Fund’s ability to execute such strategy. Each Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation or regulation. Although each Fund expects that a smaller portion of its total return will consist of taxable distributions to shareholders as compared to non-tax managed funds, there can be no assurance about the size of taxable distributions to shareholders.
Distributions of ordinary income to shareholders may be reduced by investing in lower-yielding securities and/or stocks that pay dividends that would qualify for favorable federal tax treatment provided certain holding periods and other conditions are satisfied by the Fund. Each Fund may invest a portion of its assets in stocks and other securities that generate income taxable at ordinary income rates.
Tax Risk: As noted above under the heading “Principal Investment Strategies of the Fund,” for each Fund, the Fund has exposure to commodity-related instruments. In order for each Fund to qualify as a regulated investment company under Subchapter M of the Code, each Fund must derive at least 90 percent of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. The status of certain commodity-linked derivative instruments as qualifying income has been addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31, which provide that income from direct investments in certain commodity-linked derivative instruments in which each Fund invests will not be considered qualifying income after September 30, 2006. Each Fund will therefore restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10 percent of its gross income.
Each Fund’s investment in its Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of each Fund and/or its Subsidiary to operate as described in this prospectus and the SAI and could adversely affect each Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, each Fund’s shareholders would likely suffer decreased investment returns.
TIPS and Inflation-Linked Bonds Risk: The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-protected securities. If the Fund purchases inflation-protected securities in the secondary market whose principal values have been adjusted

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upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. The inflation-protected securities markets are generally much smaller and less liquid than the nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
U.S. Government Securities Risk: Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.
Value Style Risk: Investing in or having exposure to “value” securities presents the risk that the securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.
Volatility Risk: A Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.
The Funds may also be subject to certain other risks associated with their investments and investment strategies, including:
Emerging Market Risk (AQR Equity Market Neutral Fund and AQR Long-Short Equity Fund only): Each Fund may have exposure to emerging markets. Investing in emerging markets will, among other things, expose the Fund to all the risks described above in the “Foreign Investments Risk” section, and you should review that section carefully. However, there are greater risks involved in investing in emerging market countries and/or their securities markets than there are in more developed countries and/or markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities. The small size of their securities markets and low trading volumes can make emerging market investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. The Fund may be required to establish special custody or other arrangements before investing. In addition, because the securities settlement procedures are less developed in these countries, the Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions. The possible establishment of exchange controls or freezes on the convertibility of currency might adversely affect an investment in foreign securities.
LIBOR Risk (All Funds): Many financial instruments may be tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the UK Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Regulators and industry working groups have suggested alternative reference rates, but global consensus is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. As such, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of LIBOR-related investments, and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, the alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund.
Market Disruption Risk (All Funds): Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises, spread of infectious illness and related geopolitical events have led, and in the future may lead, to increased market volatility, which may disrupt the U.S. and world economies, individual companies and markets and may have significant adverse direct or indirect effects on a Fund and its investments. Such events include the recent pandemic spread of the novel coronavirus known as COVID-19, the duration and full effects of which are still uncertain.
The Funds could lose money due to the effects of a market disruption. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.

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Portfolio Holdings Disclosure
A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information (“SAI”).
The Adviser may make available certain information about each Fund’s portfolio prior to the public dissemination of portfolio holdings, including, but not limited to, the Fund’s portfolio characteristics data; the Fund’s country, currency and sector exposures; the Fund’s asset class and instrument type exposures; the Fund’s long/short exposures; and the Fund’s performance attribution, including contributors/detractors to Fund performance, by posting such information to the Fund’s website (https://funds.aqr.com) or upon reasonable request made to the Fund or the Adviser. Disclosure of such information is subject to, and may be limited by, the availability of disclosure reports that meet applicable regulatory requirements and restrictions.
Change in Objective
Each Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval. Shareholders will normally receive at least 30 days’ written notice of any change in a Fund’s investment objective.

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Management of the Funds
The Trust is organized as a Delaware statutory trust and is governed by a Board of Trustees that is responsible for overseeing all business activities of the Trust.
The Funds' Adviser is AQR Capital Management, LLC, a Delaware limited liability company formed in 1998. Subject to the overall authority of the Board of Trustees, the Adviser furnishes continuous investment supervision and management to the Funds' portfolios and also furnishes office space, equipment, and management personnel. The Adviser’s address is Two Greenwich Plaza, Greenwich, CT 06830.
The Adviser is an investment management firm that employs a disciplined multi-asset, global research process. (AQR stands for Applied Quantitative Research). Until the launch of the AQR Funds in January 2009, the Adviser’s investment products had been primarily provided through collective investment vehicles and separate accounts that utilize all or a subset of the Adviser’s investment strategies. The Adviser also serves as a sub-adviser to several registered investment companies. These investment products range from aggressive, high volatility and market-neutral alternative strategies, to low volatility, more traditional benchmark-driven products. The Adviser and its affiliates had approximately $143 billion in assets under management as of March 31, 2020.
Investment decisions are made by the Adviser using a series of global asset allocation, arbitrage, and security selection models, and implemented using proprietary trading and risk-management systems. The Adviser believes that a systematic and disciplined process is essential to achieving long-term success in investment and risk management. The principals of the Adviser have been pursuing the research supporting this approach since the late 1980s, and have been implementing this approach in one form or another since 1993. The research conducted by principals and employees of the Adviser has been published in a variety of professional journals since 1991. Please see the Adviser’s website (www.aqr.com) for additional information regarding the published papers written by the Adviser’s principals and other personnel.
The Adviser’s founding principals, Clifford S. Asness, Ph.D., M.B.A., David G. Kabiller, CFA, Robert J. Krail, and John M. Liew, Ph.D., M.B.A., and several colleagues founded the Adviser in January 1998. Each of the Adviser’s founding principals was formerly at Goldman Sachs, & Co., where Messrs. Asness, Krail, and Liew comprised the senior management of the Quantitative Research Group at Goldman Sachs Asset Management (GSAM). At GSAM, the team managed both traditional (managed relative to a benchmark) and non-traditional (managed seeking absolute returns) mandates. The founding principals formed the Adviser to build upon the success achieved at GSAM while enabling key professionals to devote a greater portion of their time to research and investment product development. The Adviser manages assets for institutional investors both in the United States and globally.
CNH Partners, LLC, a Delaware limited liability company and a merger arbitrage, convertible arbitrage and diversified arbitrage research affiliate of the Adviser, is the Sub-Adviser of the AQR Diversified Arbitrage Fund and to certain strategies of the AQR Multi-Strategy Alternative Fund. The Sub-Adviser is a joint venture by the Adviser and CNH Capital Management, LLC. CNH Capital Management, LLC is controlled by Mark L. Mitchell, Ph.D. and Todd C. Pulvino, Ph.D., A.M., M.S. The Adviser compensates the Sub-Adviser out of the management fee the Adviser receives for managing the AQR Diversified Arbitrage Fund and the AQR Multi-Strategy Alternative Fund. The Sub-Adviser’s address is Two Greenwich Plaza, Greenwich, CT 06830. The Sub-Adviser utilizes the infrastructure of the Adviser for non-portfolio management functions.
Advisory Agreement
For serving as investment adviser, the Adviser is entitled to receive an advisory fee from each Fund, as reflected below and expressed as a percentage of average daily net assets.
Fund
AQR Alternative Risk Premia Fund	1.20%
AQR Diversified Arbitrage Fund	1.00%
AQR Equity Market Neutral Fund	1.10%
AQR Global Macro Fund	1.25%
AQR Long-Short Equity Fund	1.10%
AQR Managed Futures Strategy Fund	1.05%
AQR Managed Futures Strategy HV Fund	1.45%
AQR Multi-Asset Fund	0.75% on the first $1 billion in net assets
0.70% on net assets in excess of $1 billion
AQR Multi-Strategy Alternative Fund	1.75%
AQR Risk-Balanced Commodities Strategy Fund	0.80%
AQR Risk Parity II MV Fund	0.75% on the first $1 billion in net assets
0.725% on net assets in excess of $1 billion up to $3 billion
0.70% on net assets in excess of $3 billion

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Fund
AQR Risk Parity II HV Fund	0.95% on the first $1 billion in net assets
0.925% on net assets in excess of $1 billion up to $3 billion
0.90% on net assets in excess of $3 billion
AQR Style Premia Alternative Fund	1.35%
AQR Style Premia Alternative LV Fund	0.65%
AQR Volatility Risk Premium Fund	0.55%
In addition, the Adviser also serves as the investment advisor to each Subsidiary, pursuant to a separate investment advisory agreement with each entity. The Adviser does not receive additional compensation for its management of each Subsidiary.
For the fiscal year ended December 31, 2019, the Adviser received from each Fund the following aggregate investment advisory fee as a percentage of average daily net assets. The following reflects any reductions to a Fund’s contractual investment advisory fee shown above for any investment advisory fees waived by the Adviser pursuant to the expense limitation agreement that was in effect during the fiscal year ended December 31, 2019. Fund operating expenses reimbursed by the Adviser under the Expense Limitation Agreement are not investment advisory fee waivers and do not reduce these aggregate investment advisory fees.
Fund
AQR Alternative Risk Premia Fund	1.19%
AQR Diversified Arbitrage Fund	0.98%
AQR Equity Market Neutral Fund	1.10%
AQR Global Macro Fund	1.04%
AQR Long-Short Equity Fund	1.10%
AQR Managed Futures Strategy Fund	1.05%
AQR Managed Futures Strategy HV Fund	1.44%
AQR Multi-Asset Fund	0.71%
AQR Multi-Strategy Alternative Fund	1.77%
AQR Risk-Balanced Commodities Strategy Fund	0.78%
AQR Risk Parity II MV Fund	0.69%
AQR Risk Parity II HV Fund	0.71%
AQR Style Premia Alternative Fund	1.34%
AQR Style Premia Alternative LV Fund	0.63%
AQR Volatility Risk Premium Fund	0.37%
The Advisory Agreement is governed by Delaware law. The Advisory Agreement is not intended to create any third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any person other than the parties to the Advisory Agreement and their respective successors and permitted assigns. The Trust, on behalf of the Funds, enters into contractual arrangements with various parties who provide services for the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements cannot be enforced by shareholders. Neither this prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.
A discussion regarding the basis for the Board of Trustees’ approval of each Fund’s current Advisory Agreement with the Adviser is available in the Funds’ semi-annual report to shareholders for the period ended June 30, 2019.
Expense Limitation Agreement
The Adviser has contractually agreed to reimburse operating expenses of Class I, Class N and Class R6 Shares of the Funds (the “Expense Limitation Agreement”) in an amount sufficient to limit the other operating expenses of a class, exclusive of certain expenses, at no more than set percentages as described in each Fund’s current prospectuses. The Class R6 Shares of the Funds are offered in a separate prospectus. For the Class I Shares and Class N Shares, these percentages are as follows:
Fund
AQR Alternative Risk Premia Fund	0.20%
AQR Diversified Arbitrage Fund	0.20%
AQR Equity Market Neutral Fund	0.20%
AQR Global Macro Fund	0.20%

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Fund
AQR Long-Short Equity Fund	0.20%
AQR Managed Futures Strategy Fund	0.20%
AQR Managed Futures Strategy HV Fund	0.20%
AQR Multi-Asset Fund	0.20%
AQR Multi-Strategy Alternative Fund	0.20%
AQR Risk-Balanced Commodities Strategy Fund	0.20%
AQR Risk Parity II MV Fund	0.20%
AQR Risk Parity II HV Fund	0.20%
AQR Style Premia Alternative Fund	0.15%
AQR Style Premia Alternative LV Fund	0.20%
AQR Volatility Risk Premium Fund	0.20%
The Expense Limitation Agreement is effective for each Fund at least through April 30, 2021.
The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust, and does not extend to management fees, 12b-1 fees, interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims and extraordinary expenses. The Adviser is entitled to recapture any fees waived and/or expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser waived fees or reimbursed expenses provided that the amount recaptured may not cause the total annual operating expenses or the other operating expenses, as applicable, attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the waiver and/or reimbursement and (ii) the applicable limits in effect at the time of recapture.
As a result of the Expense Limitation Agreement and its limitation on the operating expenses of each class as discussed above, and assuming that the applicable management fee and 12b-1 fee remain the same, the total annual operating expenses after fee waivers and/or expense reimbursements (excluding interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims and extraordinary expenses) for the Funds’ Class I Shares and Class N Shares would not exceed the following percentages:
Fund	Class I Shares	Class N Shares
AQR Alternative Risk Premia Fund	1.40%	1.65%
AQR Diversified Arbitrage Fund	1.20%	1.45%
AQR Equity Market Neutral Fund	1.30%	1.55%
AQR Global Macro Fund	1.45%	1.70%
AQR Long-Short Equity Fund	1.30%	1.55%
AQR Managed Futures Strategy Fund	1.25%	1.50%
AQR Managed Futures Strategy HV Fund	1.65%	1.90%
AQR Multi-Asset Fund	0.95%	1.20%
AQR Multi-Strategy Alternative Fund	1.95%	2.20%
AQR Risk-Balanced Commodities Strategy Fund	1.00%	1.25%
AQR Risk Parity II MV Fund	0.95%	1.20%
AQR Risk Parity II HV Fund	1.15%	1.40%
AQR Style Premia Alternative Fund	1.50%	1.75%
AQR Style Premia Alternative LV Fund	0.85%	1.10%
AQR Volatility Risk Premium Fund	0.75%	1.00%
For the fiscal year ended December 31, 2019, the Adviser did not recapture fees waived and/or expenses reimbursed for the Funds.
Portfolio Managers of the Adviser
The Adviser utilizes a team-based and integrated approach to its investment management process, including strategy development, research, portfolio implementation, risk management and trading execution. The Adviser’s investment decisions are based on quantitative analysis of a specified universe of securities or other assets. This quantitative analysis relies on proprietary models to generate views on securities or other assets and applies them in a disciplined and systematic process. The Adviser’s research, portfolio implementation and trading teams supervise the day-to-day

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execution of these models and continuously research ways to enhance their efficiency. Senior portfolio managers oversee this process while junior portfolio managers and portfolio implementation specialists provide appropriate oversight of the day to day details of each Fund’s portfolio.
Each of the portfolio managers listed below is a senior member of the applicable portfolio management team that oversees the Adviser’s investment management process for one or more of the investment strategies employed by the applicable Fund.
Fund	Portfolio Managers
AQR Alternative Risk Premia Fund	Ronen Israel, M.A.
Ari Levine, M.S.
Yao Hua Ooi
Nathan Sosner, Ph.D.
AQR Diversified Arbitrage Fund	Ronen Israel, M.A.
Lars N. Nielsen, M.Sc.
AQR Equity Market Neutral Fund	Michele L. Aghassi, Ph.D.
Andrea Frazzini, Ph.D., M.S.
Ronen Israel, M.A.
Lars N. Nielsen, M.Sc.
AQR Global Macro Fund	John M. Liew, Ph.D., M.B.A.
Jordan Brooks, Ph.D., M.A.
Michael Katz, Ph.D., A.M.
David Kupersmith, M.B.A.
Yao Hua Ooi
AQR Long-Short Equity Fund	Michele L. Aghassi, Ph.D.
Andrea Frazzini, Ph.D., M.S.
Ronen Israel, M.A.
Lars N. Nielsen, M.Sc.
AQR Managed Futures Strategy Fund	Clifford S. Asness, Ph.D., M.B.A.
John M. Liew, Ph.D., M.B.A.
Ari Levine, M.S.
Yao Hua Ooi
AQR Managed Futures Strategy HV Fund	Clifford S. Asness, Ph.D., M.B.A.
John M. Liew, Ph.D., M.B.A.
Ari Levine, M.S.
Yao Hua Ooi
AQR Multi-Asset Fund	John M. Liew, Ph.D., M.B.A.
John J. Huss
Ronen Israel, M.A.
Michael A. Mendelson, M.B.A., S.M.
Lars N. Nielsen, M.Sc.
Yao Hua Ooi
AQR Multi-Strategy Alternative Fund	John M. Liew, Ph.D., M.B.A.
Ronen Israel, M.A.
Michael Katz, Ph.D., A.M.
Yao Hua Ooi
AQR Risk-Balanced Commodities Strategy Fund	Ronen Israel, M.A
Ari Levine, M.S.
Lars N. Nielsen, M.Sc.
Yao Hua Ooi
AQR Risk Parity II MV Fund	John M. Liew, Ph.D., M.B.A.
John J. Huss
Ronen Israel, M.A.
Michael A. Mendelson, M.B.A., S.M.
Lars N. Nielsen, M.Sc.

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Fund	Portfolio Managers
Yao Hua Ooi
AQR Risk Parity II HV Fund	John M. Liew, Ph.D., M.B.A.
John J. Huss
Ronen Israel, M.A.
Michael A. Mendelson, M.B.A., S.M.
Lars N. Nielsen, M.Sc.
Yao Hua Ooi
AQR Style Premia Alternative Fund	Andrea Frazzini, Ph.D., M.S.
Ronen Israel, M.A.
Michael Katz, Ph.D., A.M.
Yao Hua Ooi
AQR Style Premia Alternative LV Fund	Andrea Frazzini, Ph.D., M.S.
Ronen Israel, M.A.
Michael Katz, Ph.D., A.M.
Yao Hua Ooi
AQR Volatility Risk Premium Fund	Ronen Israel, M.A.
Lars N. Nielsen, M.Sc.
Yao Hua Ooi
Information regarding the portfolio managers of each Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Funds’ SAI.
Clifford S. Asness, Ph.D., M.B.A., is the Managing and Founding Principal of the Adviser. Dr. Asness cofounded the Adviser in 1998 and serves as its chief investment officer. He earned a B.S. in economics from the Wharton School and a B.S. in engineering from the Moore School of Electrical Engineering at the University of Pennsylvania, as well as an M.B.A. and a Ph.D. in finance from the University of Chicago.
John M. Liew, Ph.D., M.B.A., is a Founding Principal of the Adviser. Dr. Liew cofounded the Adviser in 1998 where he oversees research and portfolio management and is a member of the firm’s Executive Committee. Dr. Liew earned a B.A. in economics, and an M.B.A. and a Ph.D. in finance, each from the University of Chicago.
Michele L. Aghassi, Ph.D., is a Principal of the Adviser. Dr. Aghassi joined the Adviser in 2005 and serves as a portfolio manager for the firm’s equity strategies. Dr. Aghassi earned a B.Sc. in applied mathematics from Brown University and a Ph.D. in operations research from the Massachusetts Institute of Technology.
Jordan Brooks, Ph.D., M.A., is a Principal of the Adviser. Dr. Brooks joined the Adviser in August 2009 where he is Co-Head of Fixed Income and a senior member of the Research and Portfolio Management team. He earned a B.A. in economics and mathematics from Boston College, and an M.A. and a Ph.D., both in economics, from New York University in 2009.
Andrea Frazzini, Ph.D., M.S., is a Principal of the Adviser. Dr. Frazzini joined the Adviser in 2008 and is the Head of the Adviser’s Global Stock Selection team. He earned a B.S. in economics from the University of Rome III, an M.S. in economics from the London School of Economics and a Ph.D. in economics from Yale University.
John J. Huss is a Principal of the Adviser. Mr. Huss rejoined the Adviser in 2013 and is a researcher and portfolio manager for multi-asset class strategies as well as the firm’s equity strategies within global stock selection. Mr. Huss earned an S.B. in mathematics from the Massachusetts Institute of Technology.
Ronen Israel, M.A., is a Principal of the Adviser. Mr. Israel joined the Adviser in 1999, is the Co-Head of Portfolio Management, Research, Risk and Trading and is a member of the firm’s Executive Committee. Mr. Israel earned a B.S. in economics and a B.A.S. in biomedical science from the University of Pennsylvania, and an M.A. in mathematics from Columbia University.
Michael Katz, Ph.D., A.M., is a Principal of the Adviser. Dr. Katz joined the Adviser in 2007 and is Head of the Portfolio Implementation and Implementation Research team where he oversees the implementation of the Adviser’s products and models and enhancement of the implementation process. He earned a B.A. in economics and a B.A. in Middle East history, both with honors, at Tel Aviv University, and an A.M. and a Ph.D., both in economics, from Harvard University.
David Kupersmith, M.B.A., is a Principal of the Adviser. Mr. Kupersmith joined the Adviser in July 2011 and is a senior member of the firm’s Research and Portfolio Management team. He earned a B.A. in history from Amherst College and an M.B.A. from Columbia Business School.

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Ari Levine, M.S., is a Principal of the Adviser. Mr. Levine joined the Adviser in 2007 and co-heads research and portfolio management efforts for the Adviser’s macro and multi-strategy funds. Mr. Levine earned a B.S. in finance and a B.S.E. and M.S.E. in electrical engineering from the University of Pennsylvania.
Michael A. Mendelson, M.B.A., S.M., is a Principal of the Adviser. Mr. Mendelson joined the Adviser in July 2005 and is a portfolio manager and member of the firm’s Executive Committee. He earned an S.M. in chemical engineering, an S.B. in chemical engineering, an S.B. in mathematics and an S.B. in management from M.I.T., along with an M.B.A. from the University of California at Los Angeles.
Lars N. Nielsen, M.Sc., is a Principal of the Adviser. Mr. Nielsen joined the Adviser in 2000, is the Co-Head of Portfolio Management, Research, Risk and Trading and is a member of the firm’s Executive Committee. Mr. Nielsen earned a B.Sc. and M.Sc. in economics from the University of Copenhagen.
Yao Hua Ooi is a Principal of the Adviser. Mr. Ooi joined the Adviser in 2004 and is Head of the Macro and Multi-Strategy team. In this role, he leads the Research and Portfolio Management teams focused on the firm’s macro and multi-strategy funds. Mr. Ooi earned a B.S. in economics from the Wharton School and a B.S. in engineering from the School of Engineering and Applied Science at the University of Pennsylvania.
Nathan Sosner, Ph.D. is a Principal of the Adviser. Dr. Sosner joined the Adviser in June 2015 is Head of the Specialized Investments Group, which focuses on situations where laws and regulations have meaningful effects on trading decisions, portfolio design and the choice of investment vehicles. He earned a B.A. and M.A. in economics from Tel Aviv University and a Ph.D. in economics from Harvard University.
Portfolio Managers of the Sub-Adviser
The portfolio managers of the Sub-Adviser listed below are responsible for the oversight of the AQR Diversified Arbitrage Fund. Mark L. Mitchell, Ph.D. and Todd C. Pulvino, Ph.D., A.M., M.S. are also responsible for the oversight of certain strategies of the AQR Multi-Strategy Alternative Fund.
Mark L. Mitchell, Ph.D., is a Principal of the Sub-Adviser. Dr. Mitchell cofounded the Sub-Adviser in 2001 and oversees research and trading related to merger and convertible arbitrage and other strategies related to corporate events. Dr. Mitchell earned a B.B.A. in economics from the University of Louisiana at Monroe and a Ph.D. in applied economics from Clemson University.
Todd C. Pulvino, Ph.D., A.M., M.S., is a Principal of the Sub-Adviser. Dr. Pulvino cofounded the Sub-Adviser in 2001 and oversees research and trading related to merger and convertible arbitrage and other strategies related to corporate events. He earned a B.Sc. in mechanical engineering from University of Wisconsin-Madison, an M.S. in mechanical engineering from the California Institute of Technology, and an A.M. and Ph.D. in business economics from Harvard University.
Robert F. Bryant is a Principal of the Sub-Adviser. Mr. Bryant joined the Sub-Adviser in 2002 and oversees research and trading related to merger and convertible arbitrage and other strategies related to corporate events. He earned a B.S. in computer science and electrical engineering from the Massachusetts Institute of Technology.
From time to time, a manager, analyst, or other employee of the Adviser, Sub-Adviser or any of their affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of the Adviser or Sub-Adviser or any other person within the Adviser’s or Sub-Adviser's organization. Any such views are subject to change at any time based upon market or other conditions and the Adviser and Sub-Adviser disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of a Fund.

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Investing With the AQR Funds
Each Fund offers Class I, Class N and Class R6 Shares. Each class of a Fund’s shares has a pro rata interest in the Fund’s investment portfolio, but differs as to expenses, distribution arrangements and the types of investors who may be eligible to invest in the share class. This prospectus describes the Class I Shares and Class N Shares of the Funds. The Class R6 Shares of the Funds are offered in a separate prospectus. Call (866) 290-2688 to obtain more information concerning the Funds' Class R6 Shares, including the prospectus for the Class R6 Shares.
Non-U.S. residents are not permitted to invest in any Fund without the prior consent of the Fund. Prior to investing, assuming such investment is approved by the Fund, non-U.S. residents should consult a qualified tax and/or legal adviser about whether purchasing shares of a Fund is a suitable investment given legal and tax ramifications.
The Funds reserve the right to refuse any request to purchase shares.
Eligibility CRITERIA AND Investment Minimums
Each Fund’s Class I Shares and Class N Shares are offered to investors subject to the minimum initial account sizes specified below.
The minimum initial account size is $5,000,000 for Class I Shares and $1,000,000 for Class N Shares. This minimum requirement may be modified or reduced with respect to certain eligibility groups as indicated in the following table:
Minimum Investment
Eligibility Group	Class I	Class N
Defined benefit plans, endowments and foundations, investment companies, corporations, insurance companies, trust companies, and other institutional investors not specifically enumerated	None	None
Accounts and programs offered by certain financial intermediaries, such as registered investment advisers, broker-dealers, bank trust departments, wrap fee programs and unified managed accounts	None	None
Qualified defined contribution plans and 457 plans	None	None
Investors who are not eligible for a reduced minimum	$5,000,000	$1,000,000
Investors or financial advisors may aggregate accounts for purposes of determining whether the above minimum investment requirements have been met. Investors or financial advisors may also enter into a letter of intent indicating that they intend to meet the applicable minimum investment requirement within an 18-month period.
In addition to the eligibility groups listed in the table above, the following groups of investors are also subject to no minimum initial account size in Class I Shares and Class N Shares: (i)  tax-exempt retirement plans of the Adviser and its affiliates and rollover accounts from those plans; (ii) employees of the Adviser and affiliates, trustees and officers of the Trust and members of their immediate families; and (iii) investment professionals, employees of broker-dealers or other financial intermediaries, and their immediate family members.
Investors should review the prospectus for Class R6 Shares to determine whether they are eligible to invest in Class R6 Shares.
Some financial intermediaries may impose different or additional eligibility and minimum investment requirements. The Funds have the discretion to further modify, waive or reduce the above minimum investment requirements for Class I Shares and Class N Shares.
Financial intermediaries may offer different share classes of the Funds on investment platforms with different services and/or fees. Some financial intermediaries do not offer all share classes of the Funds on all investment platforms or to all customers. The availability of a class of a Fund’s shares may depend on the policies, procedures and investment platforms of the financial intermediary. Class I Shares may also be available on brokerage platforms of intermediaries that have agreements with the Distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Class I Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.
There is no minimum subsequent investment amount for Class I Shares or Class N Shares.
Types of Accounts—Class I Shares and Class N Shares
You may set up your account in any of the following ways:
Individual or Joint Ownership. Individual accounts are owned by one person. Joint accounts can have two or more owners, and provide for rights of survivorship.

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Gift or Transfer to a Minor (UGMA, UTMA). These gift or transfer accounts let you give money to a minor for any purpose. The gift is irrevocable and the minor gains control of the account once he/she reaches the age of majority. Your application should include the minor’s social security number.
Trust for Established Employee Benefit or Profit-Sharing Plan. The trust or plan must be established before you can open an account and you must include the date of establishment of the trust or plan on your application.
Business or Organization. You may invest money on behalf of a corporation, association, partnership or similar institution. You should include a certified resolution with your application that indicates which officers are authorized to act on behalf of the entity.
Retirement or Education. A qualified retirement account enables you to defer taxes on investment income and capital gains. Your contributions may be tax-deductible. For detailed information on the tax advantages and consequences of investing in individual retirement accounts (IRAs) and retirement plan accounts, please consult your tax advisor. The types of IRAs available to you are: Traditional IRA, Roth IRA, Rollover IRA, SIMPLE IRA, SEP IRA and Coverdell Education Savings Account (formerly called an Education IRA). The IRA and Coverdell Education Savings Account custodian charges an annual maintenance fee (currently $15.00) per IRA or ESA holder.
The Funds may be used as an investment in other kinds of retirement plans, including, but not limited to, Keogh plans maintained by self-employed individuals or owner-employees, traditional pension plans, corporate profit-sharing and money purchase pension plans, section 403(b)(7) custodial tax-deferred annuity plans, other plans maintained by tax-exempt organizations, cash balance plans and any and all other types of retirement plans. All of these accounts need to be established by the plan’s trustee and the plan’s trustee should contact the Funds regarding the establishment of an investment relationship.
Share Price
Net Asset Value. The price you pay for a share of a Fund, and the price you receive upon selling or redeeming a share of that Fund, is called the Fund’s NAV per share. Each Fund’s NAV per share is generally calculated as of the scheduled close of trading on the NYSE (normally 4:00 p.m. eastern time) on each Business Day. Each Fund determines an NAV per share for each class of its shares. The price at which a purchase or redemption order is effected is based upon the next NAV calculation after the purchase or redemption order is received by the Fund (or its agent) in proper form. If there is an unscheduled NYSE closure prior to 4:00 p.m. eastern time, transaction deadlines and NAV calculations may occur at 4:00 p.m. eastern time or at an earlier time, if the particular closure directly affects the NYSE but other exchanges remain open for trading. Each Fund reserves the right to change the time its NAV is calculated if otherwise permitted by the 1940 Act or pursuant to statements from the SEC or its staff. The NAV per share of a class of a Fund is computed by dividing the total current value of the assets of the Fund attributable to a class, less class liabilities, by the total number of shares of that class of the Fund outstanding at the time the computation is made.
Foreign markets may be open at different times and on different days than the NYSE, meaning that the value of the Funds' shares may change on days when shareholders are not able to buy or sell their shares. Foreign currencies, securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates generally determined as of 4:00 p.m. eastern time.
For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees. The Board of Trustees has delegated responsibility for applying approved valuation policies to the Adviser, subject to oversight by the Board of Trustees. The Adviser has established a Valuation Committee (the “VC”) whose function is to administer, implement and oversee the continual appropriateness of valuation methods applied and the determination of adjustments to the fair valuation of portfolio securities and other financial derivative instruments in good faith after consideration of market factor changes and events affecting issuers.
Where market quotes are readily available, fair value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from pricing services or established market makers. Where market quotations are not readily available, or if an available market quotation is determined not to represent fair value, securities or financial derivatives are valued at fair value, as determined in good faith by the VC in accordance with the valuation procedures approved by the Board of Trustees. Using fair value to price a security may require subjective determinations about the value of a security that could result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net assets. It is possible the estimated values may differ significantly from the values which would have been used had a ready market for the investments existed. These differences could be material.
Equity securities, including securities sold short, rights, exchange-traded option contracts, warrants, ETFs and closed-end investment companies, are valued at the last quoted sales prices or official closing prices taken from the primary market in which each security trades. Investments in open-end investment companies are valued at such investment

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company’s current day closing net asset value per share. An equity for which no sales are reported, as in the case of a security that is traded in the over-the-counter (“OTC”) market or a less liquid listed equity, is valued at its last bid price (in the case of short sales, at the ask price).
Fixed income securities (other than certain short-term investments maturing in 60 days or less) are normally valued based on prices received from pricing services or brokers and dealers using data reflecting the earlier closing of the principal market for such instruments. The pricing services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the pricing services may utilize a market based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date.
Equities that trade on markets that close prior to the close of the NYSE are fair valued daily based on the application of a fair value factor (unless the Adviser determines that use of another valuation methodology is appropriate). When available, the Funds apply daily fair value factors, furnished by an independent pricing service, to account for the market movement between the close of the foreign market and the close of the NYSE. The pricing service uses statistical analysis and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, American Depositary Receipts, futures contracts and exchange rates in other markets in determining fair value as of the time a Fund calculates its NAV.
Futures and option contracts that are listed on national exchanges and are freely transferable are valued at fair value based on their last sales price on the date of determination on the exchange that constitutes their principal market. For option contracts, if no sales occurred on such date, the contracts will be valued at the mid price on such exchange at the close of business. Centrally cleared swaps listed or traded on a multilateral trade facility platform, such as a registered exchange, are valued on a daily basis using quotations provided by an independent pricing service.
OTC derivatives, including forward contracts and swap contracts, are fair valued by the Funds on a daily basis using observable inputs, such as quotations provided by an independent pricing service, the counterparty, dealers or brokers, whenever available and considered reliable. The value of each total return swap contract and total return basket swap contract is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing price on the principal exchange on which the securities are traded; (ii) financing costs; (iii) the value of dividends or accrued interest; (iv) cash balances within the swap; and (v) other factors, as applicable.
The U.S. Dollar value of forward foreign currency exchange contracts is determined using current forward currency exchange rates supplied by an independent pricing service.
Credit default swap contracts and interest rate swap contracts are marked to market daily based on quotations as provided by an independent pricing service. The independent pricing services aggregate valuation information from various market participants to create a single reference value for each credit default swap contract and interest rate swap contract.
The Funds value the repurchase agreements and reverse repurchase agreements they have entered based on the respective contract amounts, which approximate fair value. As such, repurchase agreements are carried at the amount of cash paid plus accrued interest receivable (or interest payable in periods of increased demand for collateral), and reverse repurchase agreements are carried at the amount of cash received plus accrued interest payable (or interest receivable in periods of increased demand for collateral).
You may obtain information as to a Fund’s current NAV per share by visiting the Funds' website at https://funds.aqr.com or by calling (866) 290-2688.
General Purchasing Policies
•	You may purchase a Fund’s Class I Shares and Class N Shares at the NAV per share next determined following receipt of your purchase order in good order by a Fund or an authorized financial intermediary or other agent of a Fund. A purchase, exchange or redemption order is in “good order” when a Fund, the Transfer Agent and/or its agent, receives all required information, including properly completed and signed documents. Financial intermediaries authorized to accept purchase orders on behalf of a Fund are responsible for timely transmitting those orders to the Fund.
•	You may purchase a Fund’s Class I Shares and Class N Shares directly from the Fund or through certain financial intermediaries (and other intermediaries these firms may designate) without the imposition of any sales charges. See “How to Buy Class I Shares and Class N Shares” below.

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•	Once a Fund accepts your purchase order, you may not cancel or revoke it; however, you may redeem the shares. A Fund is deemed to have received a purchase or redemption order when an authorized financial intermediary (or its authorized designee) receives the order. A Fund may withhold redemption proceeds until it is reasonably satisfied it has received your payment. This confirmation process may take up to 10 days.
•	Each Fund reserves the right to cancel a purchase if payment, including by check or electronic funds transfer, does not clear your bank or is not received by settlement date. A Fund may charge a fee for insufficient funds and you may be responsible for any fees imposed by your bank and any losses that the Fund may incur as a result of the canceled purchase. In addition, a Fund reserves the right to cancel any purchase or exchange order it receives if the Trust believes that it is in the best interest of the Fund’s shareholders to do so.
•	A Fund may place orders for investments in anticipation of the receipt of the purchase price for Fund shares, although it is not required to do so. If an investor defaults on its purchase obligation, the Fund could incur a loss when it liquidates positions bought in anticipation of receiving the purchase price for shares. In addition, if the Fund does not place orders until purchase proceeds are received, the Fund’s returns could be adversely affected by holding higher levels of cash pending investment.
•	Financial intermediaries purchasing a Fund’s shares on behalf of its customers must pay for such shares by the time designated by the agreement with the financial intermediary, which is generally on the first Business Day following the receipt of the order. When authorized by the Trust, certain financial intermediaries may be permitted to delay payment for purchases, but in no case later than the third Business Day following the receipt of the order. If payment is not received by this time, the order may be canceled. The financial intermediary or the underlying customer is responsible for any costs or losses incurred if payment is delayed or not received.
General Redemption Policies
•	You may redeem a Fund’s Class I Shares and Class N Shares at the NAV per share next-determined following receipt of your redemption order in good order by the Fund or an authorized financial intermediary or other agent of the Fund.
•	The Funds cannot accept a redemption request that specifies a particular redemption date or price.
•	Once a Fund accepts your redemption order, you may not cancel or revoke it.
•	Upon receipt of advance notice of a shareholder’s intent to submit a request for the redemption of shares of a Fund that the Adviser reasonably believes to be genuine, the Fund may place orders and trade out of portfolio instruments in order to generate additional cash or other liquid assets in order to pay the redemption, although it is not required to do so. If the shareholder that provided advance notice of the redemption request does not timely submit a redemption request in good order and the Fund holds uninvested cash intended to meet this redemption request, the Fund could incur additional trading costs when it re-invests the uninvested cash in portfolio instruments and could fail to benefit from investment opportunities if the portfolio instruments in which the uninvested cash would have been invested appreciate in value. If a Fund does not place orders until a redemption request in good order is received, the Fund may temporarily experience an increase in implied portfolio leverage as the amount of the Fund’s uninvested cash in excess of its obligations decreases, or the Fund’s portfolio positions may become more concentrated due to the time necessary to trade out of portfolio instruments to meet the redemption.
Timing of Redemption Proceeds. The Funds generally will transmit redemption proceeds on the next Business Day after receipt of your redemption request regardless of whether payment of redemption proceeds is to be made by check, wire, or Automatic Clearing House (“ACH”) transfer as described below under the heading “Payment of Redemption Proceeds.” However, the Funds reserve the right to delay payment for up to seven calendar days. If you recently made a purchase, the Funds may withhold redemption proceeds until they are reasonably satisfied that they have received your payment. This confirmation process may take up to 10 days. The Funds may temporarily stop redeeming shares or delay payment of redemption proceeds when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Funds cannot sell shares or accurately determine the value of assets, or if the SEC orders the Funds to suspend redemptions or delay payment of redemption proceeds.
The Funds reserve the right at any time without prior notice to suspend, limit, modify or terminate any privilege, including the telephone exchange privilege, or its use in any manner by any person or class.
Excessive and Short-Term Trading. The Funds are intended for long-term investment purposes, and thus purchases, redemptions and exchanges of Fund shares should be made with a view toward long-term investment objectives. Excessive trading, short-term trading and other abusive trading activities may be detrimental to a Fund and its long-term shareholders by disrupting portfolio management strategies, increasing brokerage and administrative costs, harming Fund performance and diluting the value of shares. Such trading may also require a Fund to sell securities to meet redemptions, which could cause taxable events that impact shareholders. If your investment horizon is not long-term, then you should not invest in the Funds.

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The Board of Trustees has adopted policies and procedures that seek to discourage and deter excessive or short-term trading activities. These policies and procedures include the use of fair value pricing of international securities and periodic review of shareholder trading activity and provide each Fund with the ability to suspend or terminate telephone or internet redemption privileges and any exchange privileges. In addition, the Funds reserve the right to refuse any purchase or exchange request that, in the view of the Adviser, could adversely affect any Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive short-term trading, or any order that may be viewed as market-timing activity. With respect to the review of shareholder trading activity, the Funds have set and utilize a set of criteria believed to serve as a preliminary indicator of market-timing and/or excessive short-term trading activity (referred to herein, as “Shareholder Criteria”) and review each account meeting this criteria. If, after review of these accounts, the transaction history of an account appears to indicate excessive short-term trading or market timing, the Fund will provide notice to the shareholder or the applicable intermediary to cease such trading activities and, when appropriate, restrict or prohibit further purchases or exchanges of shares for the account. In addition, if the transaction history of an omnibus account appears to indicate the possibility of excessive trading, short-term trading or market timing, the Fund or the Adviser may request underlying shareholder information from the financial intermediary associated with the omnibus account pursuant to Rule 22c-2 under the 1940 Act. Upon receipt of the underlying shareholder information from the financial intermediary, the Fund or the Adviser will review any of the underlying shareholder accounts meeting the Shareholder Criteria and if the transaction history of an underlying shareholder appears to indicate excessive trading, short-term trading or market timing, the Adviser may instruct the financial intermediary to restrict or prohibit further purchases or exchanges of Fund shares by the underlying shareholder.
Despite the Funds' efforts to detect and prevent abusive trading activity, there can be no assurance that the Funds will be able to identify all of those who may engage in abusive trading and curtail their activity in every instance. In particular, it may be difficult to curtail such activity in certain omnibus accounts and other accounts traded through intermediaries, despite arrangements the Funds have entered into with the intermediaries to provide access to account level trading information. Omnibus accounts are comprised of multiple investors whose purchases, exchanges and redemptions are aggregated before being submitted to the Funds.
Other Policies
No Certificates. The issuance of shares is recorded electronically on the books of the Funds. You will receive a confirmation of, or account statement reflecting, each new transaction in your account, which will also show the total number of shares of each Fund you own. You can rely on these statements in lieu of certificates. The Funds do not issue certificates representing shares of the Funds.
Frozen Accounts. The Funds may be required to “freeze” your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.
Small Account Policy. Each Fund reserves the right, upon 60 days’ written notice to:
(A)	redeem, at NAV, the shares of any shareholder whose:
a)	with respect to Class I Shares, account(s) across all AQR Funds has a value of less than $1,000 in the aggregate in Class I Shares, other than as a result of a decline in the net asset value per share; or
b)	with respect to Class N Shares, account with a Fund has a value of less than $1,000 in Class N Shares, other than as a result of a decline in the net asset value per share; or
(B)	permit an exchange for shares of another class of the same Fund if the shareholder requests an exchange in lieu of redemption in accordance with subparagraph (A) above.
This policy will not be implemented where the Fund has previously waived the minimum investment requirement for that shareholder.
Before a Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 60 days to make an additional investment in an amount that will increase the value of the account(s) to the minimum amount specified above before the redemption is processed. As a sale of your Fund shares, this redemption may have tax consequences.
Verification of Shareholder Transaction Statements
You must contact the Fund in writing regarding any errors or discrepancies in any transaction in Fund shares within 60 days after the date of the applicable transaction. The Fund may deny your ability to refute any transaction if notice in accordance with this policy is not provided within this notice period. Each transaction reported to the Fund will be reviewed by the Fund and the Transfer Agent to determine, in their discretion, whether there was an error or discrepancy in the transaction.

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How to Buy Class I Shares and Class N Shares
How to Buy Shares
You can open an account and make an initial purchase of shares of the Funds directly from the Funds or through certain financial intermediaries that have entered into appropriate arrangements with the Funds' Distributor, ALPS Distributors, Inc.
To open an account and make an initial purchase directly with the Funds, you can mail a check or other negotiable bank draft (payable to AQR Funds) in the applicable minimum amount, along with a completed and signed Account Application, to AQR Funds, P.O. Box 2248, Denver, CO 80201-2248. You may also fax your completed Account Application to (866) 205-1499. To obtain an Account Application, call (866) 290-2688 or download one from https://funds.aqr.com. A completed Account Application must include your valid taxpayer identification number. You may be subject to penalties if you falsify information with respect to your taxpayer identification number.
Payment must be in U.S. dollars by a check drawn on a bank in the United States, wire transfer or electronic transfer. The Funds will not accept cash, traveler’s checks, starter checks, money orders, third party checks (except for properly endorsed IRA rollover checks), checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. Shares purchased by checks that are returned will be canceled and you will be liable for any losses or fees incurred by the Fund or its agents, including bank handling charges for returned checks.
You may also open an account or make an initial purchase directly with the Funds by wire transfer from your bank account to your Fund account along with mailing or faxing your completed Account Application as described above. To place a purchase by wire, please call (866) 290-2688 for more information.
After you have opened an account, you can make subsequent purchases of shares of the Funds through your financial intermediary or directly from the Funds, depending on where your account is established. To purchase additional shares directly from the Funds, you may do so by mail, wire or fax following the instructions described above.
Depending upon the terms of your account, you may pay account fees for services provided in connection with your investment in a Fund. The Funds have authorized certain financial intermediaries (such as broker-dealers, investment advisors or financial institutions) to accept purchase and redemption orders on behalf of the Funds. These financial intermediaries may, subject to compliance with applicable rules, regulations and guidance, charge their customers a commission, transaction fee or service fee. Your financial intermediary can provide you with information about these services and charges. You should read this prospectus in conjunction with any such information you receive.
The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Funds' post office box, of purchase orders, redemption requests or exchange requests does not constitute receipt by the Funds.
Automatic Investment Plan
The Funds offer an Automatic Investment Plan for current and prospective investors in which you may make monthly investments in one or more of the Funds. Sums for investment will be automatically withdrawn from your checking or savings account on the day you specify. If you do not specify a day, the transaction will occur on the 20th of each month or the next Business Day if the 20th is not a Business Day. Please call (866) 290-2688 if you would like more information.
Customer Identification Program
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.
As a result, the Funds must obtain the following information for each person that opens a new account:
•	Name;
•	Date of birth (for individuals);
•	Residential or business street address (although post office boxes are still permitted for mailing); and
•	Social Security number, taxpayer identification number, or other identifying number.
You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

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Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.
The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity is not verified.
eDelivery
eDelivery allows you to receive your quarterly account statements, transaction confirmations and other important information concerning your investment in the Funds online. Select this option on your Account Application to receive email notifications when quarterly statements and confirmations are available for you to view via secure online access. You will also receive emails whenever a new prospectus, semi-annual or annual fund report is available. To establish eDelivery, call (866) 290-2688 or visit https://funds.aqr.com.

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How to Redeem Class I Shares and Class N Shares
You may normally redeem your shares on any Business Day, i.e., any day during which the NYSE is open for trading. Redemptions of Class I Shares and Class N Shares are priced at the NAV per share next determined after receipt of a redemption request in good order by the Transfer Agent, the Funds or an authorized agent of the Funds. A financial intermediary may, subject to compliance with applicable rules, regulations and guidance, charge its customers a commission, transaction fee or service fee in connection with redemptions, and will have its own procedures for arranging for redemptions of the Funds' shares. If you have purchased your Fund shares through a financial intermediary, consult your intermediary for more information.
None of the Funds, the Adviser, the Sub-Adviser, the Distributor and the Transfer Agent of the Funds, nor any of their affiliates or agents will be liable for any loss, expense or cost when acting upon any oral, wired or electronically transmitted instructions or inquiries believed by them to be genuine.
While precautions will be taken, as more fully described below, you bear the risk of any loss as the result of unauthorized telephone redemptions or exchanges believed to be genuine, subject to applicable law. The Funds will employ reasonable procedures to confirm that instructions communicated are genuine. These procedures include recording phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, verifying the account name and sending redemption proceeds only to the address of record or to a previously authorized bank account.
By Telephone
You may redeem your shares by telephone if you choose that option on your Account Application. If you did not originally select the telephone option, you must provide written instructions to the Funds in order to add this option. The maximum amount that may be redeemed by telephone at any one time is $50,000. You may have the proceeds mailed to your address of record or wired to a bank account previously designated on the Account Application.
By Mail
To redeem by mail, you must send a written request for redemption to the Funds, AQR Funds, P.O. Box 2248, Denver, CO 80201-2248. The Funds' Transfer Agent will require a Medallion Signature Guarantee. A Medallion Signature Guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as Medallion Signature Guarantees. The Medallion Signature Guarantee requirement will be waived if all of the following conditions apply: (1) the redemption check is payable to the shareholder(s) of record; (2) the redemption check is mailed to the shareholder(s) at the address of record; (3) an application is on file with the Transfer Agent; and (4) the proceeds of the redemption are $50,000 or less. The Transfer Agent cannot send an overnight package to a post office box.
By Fax
You may redeem your shares by faxing a written request for redemption to (866) 205-1499. You may have the proceeds mailed to your address of record or wired to a bank account previously designated on the Account Application.
By Systematic Withdrawal
You may elect to have monthly electronic transfers ($250 minimum) made to your bank account from your Funds account. Your Funds account must have a minimum balance of $10,000 and automatically have all dividends and capital gains reinvested. The transfer will be made on the Business Day you specify (or the next Business Day) to your designated account or a check will be mailed to your address of record. If you do not specify a day, the transfer will be made on the 20th day of each month or the next Business Day if the 20th is not a Business Day.
Retirement Accounts
To redeem shares from an IRA, Roth IRA, SIMPLE IRA, SEP IRA, 403(b) or other retirement account, you must mail a completed and signed Distribution Form to the Funds. You may not redeem shares of an IRA, Roth IRA, SIMPLE IRA, SEP IRA, 403(b) or other retirement account by telephone or via the Internet.
Payments of Redemption Proceeds
Redemption orders are valued at the NAV per share next determined after the shares are properly tendered for redemption, as described above. Payment for shares redeemed generally will be on the next Business Day after receipt of a valid request for redemption regardless of whether payment of redemption proceeds is to be made by check, wire, or ACH transfer. The Funds reserve the right to delay payment for up to seven calendar days. The Funds may temporarily stop redeeming shares or delay payment of redemption proceeds for more than seven calendar days when

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the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Funds cannot sell shares or accurately determine the value of assets, or if the SEC orders the Funds to suspend redemptions or delay payment of redemption proceeds.
At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. If this is the case, the forwarding of proceeds may be delayed until payment has been collected for the purchase of the shares. The delay may last 10 days or more. The Funds intend to forward the redemption proceeds as soon as good payment for purchase orders has been received. This delay may be avoided if shares are purchased by wire transfer.
Generally, all redemptions will be in cash. The Funds typically expect to satisfy redemption requests by using holdings of cash or cash equivalents. The Funds may also determine to sell portfolio assets to meet such requests. On a less regular basis, the Funds may satisfy redemption requests by accessing a bank line of credit, participating in an interfund lending program or using other short-term borrowings from the Funds' custodian (if permitted by the custodian). These methods may be used during both normal and stressed market conditions.
In addition to paying redemption proceeds in cash, the Funds reserve the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. The Funds are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of a Fund’s NAV during any 90 day period for any one shareholder of record. Redemptions in excess of those amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of marketable securities, provided that, among other things, the requested redemption is for an amount greater than 5% of a Fund’s NAV as of the redemption date. Additionally, the Funds may pay, wholly or partly, redemption proceeds by a distribution in kind of marketable securities at the request of the shareholder or with the shareholder’s consent. Each Fund reserves the right to pay in-kind redemptions through distributions of (i) securities comprising a pro rata portion of the Fund’s securities holdings, (ii) individual securities and/or (iii) baskets of securities. If payment is made in securities, a Fund will value the securities selected in the same manner in which it computes its NAV. Brokerage costs may be incurred by a shareholder who receives securities and desires to convert them to cash. Also, the portfolio securities received may increase or decrease in value before the investor can convert them into cash. While the Funds do not expect to routinely use redemptions in kind, each Fund may pay redemption proceeds in kind during stressed market conditions or to manage the impact of large redemptions on the Fund under normal or stressed market conditions.
By Check
You may have a check for the redemption proceeds mailed to your address of record. To change the address to which a redemption check is to be mailed, you must send a written request with a Medallion Signature Guarantee to the Funds, AQR Funds, P.O. Box 2248, Denver, CO 80201-2248.
By ACH Transfer
If your bank account is ACH active, you may have your redemption proceeds sent to your bank account via ACH transfer.
By Wire Transfer
You can arrange for the proceeds of a redemption to be sent by wire transfer to a single previously designated bank account if you have given authorization for expedited wire redemption on your Funds Account Application. This redemption option does not apply to shares held in broker “street name” accounts. If a request for a wire redemption is received by the Funds prior to the close of the NYSE, the shares will be redeemed that day at the next determined NAV, and the proceeds will generally be sent to the designated bank account the next Business Day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by the Funds for up to seven days if deemed appropriate under then current market conditions. Redeeming shareholders will be notified if a delay in transmitting proceeds is anticipated. The Funds cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder’s bank. You are responsible for any charges imposed by your bank. The Funds reserve the right to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until the shares have been owned (i.e., paid for) for at least 10 days. To change the name of the single bank account designated to receive wire redemption proceeds, you must send a written request with a Medallion Signature Guarantee to the Funds, AQR Funds, P.O. Box 2248, Denver, CO 80201-2248. If you elect to have the payment wired to your bank, a wire transfer fee of $30.00 may be charged by the Funds.
The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Funds' post office box, of purchase orders, redemption requests or exchange requests does not constitute receipt by the Funds.

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How to Exchange Class I Shares and Class N Shares
You may exchange shares of a Fund for any class of shares of another Fund or any other Series, provided that you meet all eligibility requirements for investment in the particular class of shares. See “Investing with the AQR Funds” in this prospectus for more details. Exchanges may be made on any day during which the NYSE is open for trading.
Exchanges are priced at the NAV per share next determined after receipt of an exchange request in good order by the Transfer Agent, the Funds or an authorized financial intermediary or other agent of the Funds. A financial intermediary may, subject to compliance with applicable rules, regulations and guidance, charge its customers a commission, transaction fee or service fee in connection with exchanges, and will have its own procedures for arranging for exchanges of the Funds' shares. If you have purchased your Fund shares through a financial intermediary, consult your intermediary for more information.
An exchange of shares of one Fund for shares of another Fund or Series is considered a sale and generally results in a capital gain or loss for federal income tax purposes, unless you are investing through an IRA, 401(k) or other tax-advantaged account. You should talk to your tax advisor before making an exchange.
None of the Funds, the Adviser, the Sub-Adviser, the Distributor and the Transfer Agent of the Funds, nor any of their affiliates or agents will be liable for any loss, expense or cost when acting upon any oral, wired or electronically transmitted instructions or inquiries believed by them to be genuine, subject to applicable law.
While precautions will be taken, as more fully described below, you bear the risk of any loss as the result of unauthorized telephone exchanges believed to be genuine. The Funds will employ reasonable procedures to confirm that instructions communicated are genuine. These procedures include recording phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction and verifying the account name.
Always be sure to read the prospectus of the Fund or Series into which you are exchanging shares. To receive a current copy of a Fund’s or Series’ prospectus, please call (866) 290-2688 or visit https://funds.aqr.com.
The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Funds' post office box, of purchase orders, redemption requests or exchange requests does not constitute receipt by the Funds.
Restrictions
•	If you bought shares through a financial intermediary, contact your financial intermediary to learn which Funds, Series and share classes your financial intermediary makes available to you for exchanges.
•	Exchanges may be made only between accounts that have identical registrations.
•	Not all Funds or Series offer all share classes.
•	You will generally be required to meet the minimum investment requirement for the class of shares into which your exchange is made.
•	Your exchange will also be subject to any other requirements of the Fund, Series or share class into which, or from which, you are exchanging shares, including the imposition of sales loads and/or subscription or redemption fees (if applicable).
•	The exchange privilege is not intended as a vehicle for short-term trading. The Funds or Series may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.
•	Each Fund and each Series reserve the right to cancel any purchase or exchange order it receives if the Trust believes that it is in the best interest of the Fund’s or Series’ (as applicable) shareholders to do so.
By Telephone
Contact your financial intermediary or, if you purchased your shares directly from the Funds, you may exchange your shares by telephone if you choose that option on your Account Application by calling (866) 290-2688. If you did not originally select the telephone option, you must provide written instructions to the Funds in order to add this option.
By Mail
Contact your financial intermediary or, if you purchased your shares through the Transfer Agent, you must send a written request for exchange to the Funds at the following address:
AQR Funds
P.O. Box 2248
Denver, CO 80201-2248

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By Systematic Exchange Plan
You may be permitted to schedule automatic exchanges of shares of a Fund for shares of other Funds or Series available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:
•	Exchanges may be made monthly.
•	Each exchange must meet the applicable investment minimums for automatic investment plans (see “How to Buy Class I Shares and Class N Shares”).
For more information, please contact your financial intermediary or the Funds.
The Funds also reserve the right to permit exchanges of shares of a Fund for shares of another class of the same Fund.

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Rule 12b-1 Plan (Class N Shares)
The Board of Trustees has adopted a Rule 12b-1 Plan with respect to each Fund’s Class N Shares. The Rule 12b-1 Plan provides that the distribution fee payable is up to 0.25% annually of the Fund’s average daily net assets for Class N Shares. The Rule 12b-1 Plan permits a Fund to make payments for distribution (i.e., activities designed to result primarily in the sale of the Funds’ Class N Shares) and/or administrative activities related to Class N Shares. Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Certain Additional Payments
The Funds and/or the Adviser also enter into agreements with certain intermediaries under which the Funds make payments to the intermediaries in recognition of the avoided transfer agency costs to the Funds associated with the intermediaries’ maintenance of customer accounts or in recognition of the services provided by intermediaries through mutual fund platforms. Payments made out of the Funds under such agreements are generally based on either (1) a percentage of the average daily net asset value of the customer shares serviced by the intermediary, up to a set maximum, or (2) a per account fee assessed against each account serviced by such intermediary, up to a set maximum. These payments are in addition to other payments described in this prospectus such as the Rule 12b-1 Plan.
The Adviser (or an affiliate) makes additional payments out of its own resources to certain intermediaries or their affiliates based on sales or assets attributable to the intermediary, or such other criteria agreed to by the Adviser in connection with the sale or distribution of a Fund’s shares or the administration of shareholder accounts. The Adviser selects the intermediaries to which it or its affiliate makes payments. These additional payments to intermediaries, which are sometimes referred to as “revenue sharing” payments, may represent a premium over payments made by other fund families, and investment professionals have an added incentive to sell or recommend a Fund or a share class of the Fund over others offered by competing fund families. Ask your investment professional for more information.
In certain circumstances, to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations, the Adviser makes other payments to broker-dealers and/or financial intermediaries that make the Funds available for sale to their clients.

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Distributions and Taxes
Distributions
Each Fund distributes to its shareholders substantially all net investment income as dividends and any net capital gains realized from sales of the Fund’s portfolio securities. Each  of the Funds expects to declare and pay dividends annually. Net realized long-term capital gains, if any, are paid to shareholders at least annually.
All of your income dividends and capital gain distributions will be reinvested in additional shares unless you elect to have distributions paid by check. If any check from a Fund mailed to you is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in additional Fund shares.
Taxes
The following is a discussion of certain U.S. federal income tax considerations as they relate to distributions paid to you by a Fund and the sale or exchange of your Fund shares. It is not intended to be a full discussion of income tax laws and does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies, and financial institutions; therefore we recommend you consult your tax advisor with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. Unless otherwise noted, the tax information below assumes you are a U.S. citizen or resident.
Sales. When you redeem or otherwise dispose of Fund shares, you will generally recognize capital gain or loss in the amount of the difference between the adjusted tax basis of your shares and the redemption proceeds, assuming that you hold the shares as capital assets. Such capital gain or loss would be long-term if the holding period exceeds one year and short-term if the holding period is one year or less, except any loss realized on shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received on such shares.
Exchanges. If you exchange your shares of a Fund for shares of another class of the same Fund, it will not be considered a taxable event and should not result in capital gain or loss. If you exchange your shares of a Fund for shares of another series of the Trust, it will be considered a sale and purchase of shares for federal income tax purposes and may result in a capital gain or loss.
Cost Basis Reporting. Each shareholder is responsible for tax reporting and Fund share cost calculation. To facilitate your tax reporting, a Fund is required to report annually on Form 1099-B the gross proceeds of all Fund shares sold or redeemed. In addition to gross proceeds, a Fund is also required to report the cost basis of Fund shares sold or redeemed that were purchased on or after January 1, 2012. The cost basis will be calculated using the Funds' default method of average cost, unless you instruct the Fund to use a different methodology. If your account is held through a third party intermediary, you will need to contact your account representative with respect to the cost basis reporting methods available to you.
The cost basis information you receive may not include certain additional basis, holding period or other adjustments required for federal income tax purposes. Therefore you should consult with your tax advisor to properly calculate gain or loss on the sale or redemption of Fund shares.
Distributions. Distributions are subject to federal income tax and may be subject to state or local taxes. If you are a U.S. citizen residing outside the U.S., your distributions may also be taxed by the country in which you reside. Distributions from net investment income and net short-term capital gain are taxable to you as ordinary income, while distributions of long-term capital gains are taxable to you as long-term capital gains regardless of the length of time you held your Fund shares. Fund distributions paid to you are taxable whether received in cash or reinvested in additional Fund shares, unless your Fund shares are held in an individual retirement account or other tax-deferred account. These accounts are subject to complex tax rules; therefore, it is recommended that you consult your tax advisor about their applicability to your investment.
Distributions paid from long-term capital gains are generally taxed to non-corporate shareholders at either 15% or 20%, depending upon whether their taxable income exceeds certain threshold amounts. Distributions that are designated as “qualified dividend income” are generally taxed to non-corporate shareholders at long-term capital gain rates assuming that the relevant Fund shares are held for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date and certain other conditions are met.
An additional 3.8% Medicare contribution tax is imposed on net investment income, including, among other items, interest, dividends, and net gain, of U.S. individuals, estates and trusts that exceeds certain threshold amounts.
Investment income earned by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. If a Fund pays nonrefundable taxes to foreign countries during the year, the taxes will be deductible against the Fund’s taxable income. However, if a Fund qualifies for and makes a special election, such foreign taxes paid by the Fund will be included as an amount deemed distributed to you as taxable income, and you may be able to claim an offsetting credit or deduction on your tax return for your share of these foreign taxes.

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Purchasing a Fund’s shares in a taxable account shortly before a distribution is paid by the Fund is sometimes called “buying into a distribution.” You will be fully taxed on the distribution even though the distribution reflects a return of a portion of your recent investment.
Backup Withholding. You must furnish to the Funds your social security or other taxpayer identification number to avoid federal income tax backup withholding on dividends, distributions and redemption proceeds. The Fund is required to withhold tax, based on the applicable backup withholding rate, from your taxable distributions and redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.
Other Information. The Funds are required to withhold a 30% U.S. tax on dividend payments made to certain non-U.S. entities, unless such entities comply with certain reporting requirements to the IRS, or with the reporting requirements of an applicable intergovernmental agreement, in respect of its direct and indirect U.S. investors.

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Financial Highlights
The financial highlights tables are intended to help you understand each Fund’s financial performance for each share class for each of the periods presented. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports on the financial statements containing the financial highlights are included in the representative Fund’s annual report, which is available upon request.
	PER SHARE OPERATING PERFORMANCE
		Change in Net Assets Resulting from Operations[1]			Less Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Return of Capital
AQR ALTERNATIVE RISK PREMIA FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2019	$9.25	0.05[6]	$(0.33)	$(0.28)	$(0.08)	$—	—
FOR THE YEAR ENDED DECEMBER 31, 2018	$10.01	(0.00)[7]	(0.75)	(0.75)	(0.01)	—	—
FOR THE PERIOD 9/19/17[9]-12/31/17	$10.00	(0.01)	0.02[10]	0.01	—	—	—
AQR ALTERNATIVE RISK PREMIA FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2019	$9.23	0.03[6]	(0.33)	(0.30)	(0.05)	—	—
FOR THE YEAR ENDED DECEMBER 31, 2018	$10.01	(0.03)	(0.74)	(0.77)	(0.01)	—	—
FOR THE PERIOD 9/19/17[9]-12/31/17	$10.00	(0.01)	0.02[10]	0.01	—	—	—
AQR DIVERSIFIED ARBITRAGE FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2019	$8.75	0.08	0.67	0.75	(0.20)	—	—
FOR THE YEAR ENDED DECEMBER 31, 2018	$9.12	0.06	0.14	0.20	(0.57)	—	—
FOR THE YEAR ENDED DECEMBER 31, 2017	$9.23	0.02	0.52	0.54	(0.65)	—	—
FOR THE YEAR ENDED DECEMBER 31, 2016	$9.21	0.07	0.61	0.68	(0.66)	—	—
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.14	0.07	(0.55)	(0.48)	(0.45)	—	—
AQR DIVERSIFIED ARBITRAGE FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2019	$8.76	0.05	0.67	0.72	(0.17)	—	—
FOR THE YEAR ENDED DECEMBER 31, 2018	$9.12	0.04	0.14	0.18	(0.54)	—	—
FOR THE YEAR ENDED DECEMBER 31, 2017	$9.23	(0.00)[7]	0.51	0.51	(0.62)	—	—
FOR THE YEAR ENDED DECEMBER 31, 2016	$9.21	0.05	0.60	0.65	(0.63)	—	—
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.10	0.03	(0.51)	(0.48)	(0.41)	—	—
AQR EQUITY MARKET NEUTRAL FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2019	$10.76	0.13	(1.34)	(1.21)	—	(0.35)	—
FOR THE YEAR ENDED DECEMBER 31, 2018	$12.25	0.04	(1.48)	(1.44)	(0.05)	—	—
FOR THE YEAR ENDED DECEMBER 31, 2017	$11.97	(0.08)	0.79	0.71	(0.43)	—	—
FOR THE YEAR ENDED DECEMBER 31, 2016	$11.48	(0.13)	0.80	0.67	(0.18)	(0.00)[7]	—
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.01	(0.15)	1.91	1.76	(0.28)	(0.01)	—
AQR EQUITY MARKET NEUTRAL FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2019	$10.70	0.12	(1.35)	(1.23)	—	(0.35)	—
FOR THE YEAR ENDED DECEMBER 31, 2018	$12.21	0.00[7]	(1.46)	(1.46)	(0.05)	—	—
FOR THE YEAR ENDED DECEMBER 31, 2017	$11.95	(0.11)	0.78	0.67	(0.41)	—	—
FOR THE YEAR ENDED DECEMBER 31, 2016	$11.47	(0.15)	0.77	0.62	(0.14)	(0.00)[7]	—
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.01	(0.19)	1.94	1.75	(0.28)	(0.01)	—
AQR GLOBAL MACRO FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2019	$9.08	0.06	0.38	0.44	(0.00)[7]	—	—
FOR THE YEAR ENDED DECEMBER 31, 2018	$8.75	0.03	0.65	0.68	(0.15)	(0.20)	—
FOR THE YEAR ENDED DECEMBER 31, 2017	$9.06	(0.06)	(0.25)	(0.31)	(0.00)[7]	—	—
FOR THE YEAR ENDED DECEMBER 31, 2016	$9.60	(0.11)	0.12[10]	0.01	—	(0.55)	—
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.94	(0.15)	0.32	0.17	—	(0.51)	—
AQR GLOBAL MACRO FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2019	$8.97	0.03	0.39	0.42	(0.00)[7]	—	—
FOR THE YEAR ENDED DECEMBER 31, 2018	$8.66	(0.00)[7]	0.66	0.66	(0.15)	(0.20)	—
FOR THE YEAR ENDED DECEMBER 31, 2017	$8.99	(0.08)	(0.25)	(0.33)	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2016	$9.55	(0.13)	0.12[10]	(0.01)	—	(0.55)	—
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.92	(0.16)	0.30	0.14	—	(0.51)	—

AQR Funds–Prospectus198
			RATIOS/SUPPLEMENTAL DATA
				Ratios to Average Net Assets of:*
Total Distributions	Net Asset Value, End of Period	Total Return[2,3]	Net Assets, End of Period (000’s)	Expenses, Before Reimbursements and/or Waivers[4]	Expenses,Net of Reimbursements and/or Waivers[4]	Expenses,Net of Reimbursements and/or Waivers (Excluding Dividend Short Expense & Interest Expense)[4]	Net Investment Income (Loss)	Portfolio Turnover Rate[5]

$(0.08)	$8.89	-3.08%	$144,245	3.60%	3.55%	1.40%	0.58%[6]	192%
$(0.01)	$9.25	-7.51%	$260,990	3.40%[8]	3.32%	1.40%	(0.00)%	253%
$—	$10.01	0.10%	$26,852	3.06%[8]	2.65%	1.40%	-0.25%	293%

$(0.05)	$8.88	-3.24%	$8,989	3.85%	3.80%	1.65%	0.28%[6]	192%
$(0.01)	$9.23	-7.72%	$11,467	3.64%[8]	3.55%	1.63%	0.27%	253%
$—	$10.01	0.10%	$1,538	3.70%[8]	2.90%	1.65%	0.44%	293%

$(0.20)	$9.30	8.53%	$464,186	2.06%	1.98%	1.20%	0.88%	361%
$(0.57)	$8.75	2.19%	$319,152	1.96%	1.92%	1.20%	0.66%	390%
$(0.65)	$9.12	5.92%	$386,972	2.08%	2.02%	1.19%	0.25%	205%
$(0.66)	$9.23	7.51%	$359,989	2.36%	2.27%	1.20%	0.78%	277%
$(0.45)	$9.21	-4.67%	$772,394	2.44%	2.42%	1.19%	0.71%	249%

$(0.17)	$9.31	8.21%	$55,694	2.30%	2.22%	1.44%	0.52%	361%
$(0.54)	$8.76	2.01%	$66,251	2.21%	2.17%	1.45%	0.44%	390%
$(0.62)	$9.12	5.58%	$76,774	2.34%	2.28%	1.44%	0.01%	205%
$(0.63)	$9.23	7.15%	$100,869	2.61%	2.52%	1.44%	0.53%	277%
$(0.41)	$9.21	-4.75%	$183,029	2.69%	2.67%	1.45%	0.32%	249%

$(0.35)	$9.20	-11.27%	$208,679	2.23%	2.21%	1.27%	1.31%	263%
$(0.05)	$10.76	-11.73%	$708,592	1.99%	1.99%	1.24%	0.32%	175%
$(0.43)	$12.25	5.84%	$1,552,269	2.07%	2.07%	1.27%	-0.66%	237%
$(0.18)	$11.97	5.85%	$790,179	2.13%	2.13%	1.28%	-1.15%	227%
$(0.29)	$11.48	17.60%	$179,312	2.17%[8]	1.90%	1.25%	-1.36%	383%

$(0.35)	$9.12	-11.52%	$14,129	2.50%	2.49%	1.55%	1.20%	263%
$(0.05)	$10.70	-11.94%	$209,290	2.27%	2.27%	1.53%	0.02%	175%
$(0.41)	$12.21	5.56%	$357,839	2.35%	2.35%	1.55%	0.92%	237%
$(0.14)	$11.95	5.43%	$154,189	2.40%	2.40%	1.55%	-1.27%	227%
$(0.29)	$11.47	17.43%	$89,755	2.41%[8]	2.16%	1.51%	-1.69%	383%

(0.00)[7]	$9.52	4.90%	$14,985	2.15%	1.45%	1.45%	0.59%	0%
$(0.35)	$9.08	7.80%	$20,230	1.93%	1.42%	1.42%	0.29%	0%
$—	$8.75	-3.38%	$9,199	2.30%	1.40%	1.40%	-0.65%	0%
$(0.55)	$9.06	0.02%	$18,972	1.98%	1.41%	1.41%	-1.12%	0%
$(0.51)	$9.60	1.71%	$31,453	1.78%[8]	1.38%	1.38%	-1.45%	0%

(0.00)[7]	$9.39	4.73%	$1,173	2.23%	1.70%	1.70%	0.37%	0%
$(0.35)	$8.97	7.57%	$17,074	2.11%	1.68%	1.68%	-0.04%	0%
$—	$8.66	-3.67%	$2,892	2.63%	1.70%	1.70%	-0.89%	0%
$(0.55)	$8.99	-0.19%	$3,217	2.17%	1.65%	1.65%	-1.35%	0%
$(0.51)	$9.55	1.41%	$20,838	1.88%[8]	1.70%	1.70%	-1.56%	0%

AQR Funds–Prospectus199
	PER SHARE OPERATING PERFORMANCE
		Change in Net Assets Resulting from Operations[1]			Less Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Return of Capital
AQR LONG-SHORT EQUITY FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2019	$10.94	0.10	0.04[10]	0.14	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2018	$13.88	0.04	(2.32)	(2.28)	(0.04)	(0.62)	—
FOR THE YEAR ENDED DECEMBER 31, 2017	$13.07	(0.08)	2.15	2.07	(0.56)	(0.70)	—
FOR THE YEAR ENDED DECEMBER 31, 2016	$12.12	(0.14)	1.48	1.34	(0.24)	(0.15)	—
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.87	(0.15)	2.00	1.85	(0.58)	(0.02)	—
AQR LONG-SHORT EQUITY FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2019	$10.84	0.07	0.04[10]	0.11	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2018	$13.80	(0.01)	(2.29)	(2.30)	(0.04)	(0.62)	—
FOR THE YEAR ENDED DECEMBER 31, 2017	$13.00	(0.11)	2.13	2.02	(0.52)	(0.70)	—
FOR THE YEAR ENDED DECEMBER 31, 2016	$12.07	(0.17)	1.47	1.30	(0.22)	(0.15)	—
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.84	(0.19)	2.01	1.82	(0.57)	(0.02)	—
AQR MULTI-ASSET FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2019	$8.51	0.12	1.67	1.79	(0.64)	—	—
FOR THE YEAR ENDED DECEMBER 31, 2018	$9.82	0.09	(0.78)	(0.69)	(0.28)	(0.34)	—
FOR THE YEAR ENDED DECEMBER 31, 2017	$9.34	0.02	1.49	1.51	(0.19)	(0.84)	—
FOR THE YEAR ENDED DECEMBER 31, 2016	$9.09	(0.02)	0.94	0.92	(0.24)	(0.43)	—
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.14	(0.07)	(0.75)	(0.82)	—	(0.23)	—
AQR MULTI-ASSET FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2019	$8.49	0.11	1.65	1.76	(0.62)	—	—
FOR THE YEAR ENDED DECEMBER 31, 2018	$9.80	0.06	(0.77)	(0.71)	(0.26)	(0.34)	—
FOR THE YEAR ENDED DECEMBER 31, 2017	$9.32	(0.01)	1.50	1.49	(0.17)	(0.84)	—
FOR THE YEAR ENDED DECEMBER 31, 2016	$9.08	(0.04)	0.92	0.88	(0.21)	(0.43)	—
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.14	(0.10)	(0.73)	(0.83)	—	(0.23)	—
AQR MANAGED FUTURES STRATEGY FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2019	$8.41	0.09	0.06	0.15	(0.26)	—	—
FOR THE YEAR ENDED DECEMBER 31, 2018	$9.23	0.06	(0.88)	(0.82)	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2017	$9.32	(0.03)	(0.06)	(0.09)	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2016	$10.18	(0.08)	(0.78)	(0.86)	(0.00)[7]	—	—
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.63	(0.12)	0.34	0.22	(0.46)	(0.21)	—
AQR MANAGED FUTURES STRATEGY FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2019	$8.27	0.06	0.07	0.13	(0.24)	—	—
FOR THE YEAR ENDED DECEMBER 31, 2018	$9.10	0.03	(0.86)	(0.83)	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2017	$9.21	(0.06)	(0.05)	(0.11)	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2016	$10.09	(0.11)	(0.77)	(0.88)	(0.00)[7]	—	—
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.54	(0.15)	0.34	0.19	(0.43)	(0.21)	—
AQR MANAGED FUTURES STRATEGY HV FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2019	$7.82	0.04	0.10	0.14	(0.32)	—	—
FOR THE YEAR ENDED DECEMBER 31, 2018	$9.14	(0.00)[7]	(1.32)	(1.32)	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2017	$9.29	(0.08)	(0.07)	(0.15)	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2016	$10.70	(0.13)	(1.28)	(1.41)	(0.00)[7]	—	—
FOR THE YEAR ENDED DECEMBER 31, 2015	$11.23	(0.18)	0.46	0.28	(0.51)	(0.30)	—

AQR Funds–Prospectus200
			RATIOS/SUPPLEMENTAL DATA
				Ratios to Average Net Assets of:*
Total Distributions	Net Asset Value, End of Period	Total Return[2,3]	Net Assets, End of Period (000’s)	Expenses, Before Reimbursements and/or Waivers[4]	Expenses,Net of Reimbursements and/or Waivers[4]	Expenses,Net of Reimbursements and/or Waivers (Excluding Dividend Short Expense & Interest Expense)[4]	Net Investment Income (Loss)	Portfolio Turnover Rate[5]

$—	$11.08	1.28%	$901,269	2.06%	2.06%	1.26%	0.92%	292%
$(0.66)	$10.94	-16.40%	$1,697,554	1.73%	1.73%	1.24%	0.28%	462%
$(1.26)	$13.88	15.73%	$4,144,436	2.01%	2.01%	1.27%	-0.60%	249%
$(0.39)	$13.07	11.09%	$1,799,994	1.99%	1.99%	1.28%	-1.12%	247%
$(0.60)	$12.12	17.04%	$452,667	1.86%	1.81%	1.27%	-1.28%	303%

$—	$10.95	1.01%	$28,689	2.33%	2.33%	1.53%	0.60%	292%
$(0.66)	$10.84	-16.64%	$117,289	2.01%	2.01%	1.51%	-0.04%	462%
$(1.22)	$13.80	15.47%	$385,302	2.27%	2.27%	1.53%	-0.80%	249%
$(0.37)	$13.00	10.80%	$287,362	2.25%	2.25%	1.54%	-1.39%	247%
$(0.59)	$12.07	16.79%	$90,141	2.12%	2.07%	1.53%	-1.58%	303%

$(0.64)	$9.66	21.05%	$119,488	1.47%	1.34%	0.93%	1.31%	233%
$(0.62)	$8.51	-6.96%	$217,406	0.93%	0.92%	0.92%	0.96%	21%
$(1.03)	$9.82	16.36%	$415,799	0.94%	0.93%	0.93%	0.19%	48%
$(0.67)	$9.34	10.10%	$349,335	0.94%	0.92%	0.92%	-0.22%	72%
$(0.23)	$9.09	-8.10%	$492,977	0.94%	0.93%	0.93%	-0.71%	157%

$(0.62)	$9.63	20.67%	$11,366	1.74%	1.61%	1.20%	1.13%	233%
$(0.60)	$8.49	-7.23%	$12,303	1.20%	1.18%	1.18%	0.68%	21%
$(1.01)	$9.80	16.13%	$16,673	1.21%	1.20%	1.20%	-0.06%	48%
$(0.64)	$9.32	9.66%	$17,027	1.21%	1.19%	1.19%	-0.46%	72%
$(0.23)	$9.08	-8.20%	$22,005	1.19%	1.18%	1.18%	-0.96%	157%

$(0.26)	$8.30	1.80%	$2,315,083	1.21%	1.21%	1.20%	1.00%	0%
$—	$8.41	-8.88%	$4,254,642	1.16%	1.16%	1.16%	0.62%	0%
$—	$9.23	-0.97%	$5,956,726	1.19%	1.19%	1.19%	-0.38%	0%
(0.00)[7]	$9.32	-8.43%	$7,654,491	1.20%	1.20%	1.20%	-0.81%	0%
$(0.67)	$10.18	2.00%	$7,778,072	1.21%	1.21%	1.21%	-1.11%	0%

$(0.24)	$8.16	1.56%	$1,506,755	1.49%	1.49%	1.48%	0.71%	0%
$—	$8.27	-9.12%	$1,811,668	1.45%	1.45%	1.45%	0.30%	0%
$—	$9.10	-1.19%	$3,325,717	1.46%	1.46%	1.46%	-0.63%	0%
(0.00)[7]	$9.21	-8.71%	$3,334,207	1.48%	1.48%	1.47%	-1.08%	0%
$(0.64)	$10.09	1.75%	$1,588,011	1.47%	1.47%	1.47%	-1.38%	0%

$(0.32)	$7.64	1.81%	$159,510	1.70%	1.64%	1.64%	0.50%	0%
$—	$7.82	-14.44%	$244,569	1.65%	1.64%	1.64%	0.00%	0%
$—	$9.14	-1.61%	$463,124	1.64%	1.64%	1.64%	-0.85%	0%
(0.00)[7]	$9.29	-13.17%	$411,599	1.66%	1.64%	1.64%	-1.29%	0%
$(0.81)	$10.70	2.48%	$258,691	1.65%	1.61%	1.61%	-1.52%	0%

AQR Funds–Prospectus201
	PER SHARE OPERATING PERFORMANCE
		Change in Net Assets Resulting from Operations[1]			Less Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Return of Capital
AQR MANAGED FUTURES STRATEGY HV FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2019	$7.73	0.02	0.10	0.12	(0.29)	—	—
FOR THE YEAR ENDED DECEMBER 31, 2018	$9.06	(0.02)	(1.31)	(1.33)	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2017	$9.23	(0.10)	(0.07)	(0.17)	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2016	$10.66	(0.16)	(1.27)	(1.43)	(0.00)[7]	—	—
FOR THE YEAR ENDED DECEMBER 31, 2015	$11.21	(0.21)	0.46	0.25	(0.50)	(0.30)	—
AQR MULTI-STRATEGY ALTERNATIVE FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2019	$7.81	0.03	(0.81)	(0.78)	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2018	$9.05	(0.04)	(1.20)	(1.24)	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2017	$9.50	(0.07)	0.37	0.30	(0.60)	(0.15)	—
FOR THE YEAR ENDED DECEMBER 31, 2016	$9.76	(0.11)	0.09	(0.02)	(0.08)	(0.16)	—
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.76	(0.15)	1.05	0.90	(0.74)	(0.16)	—
AQR MULTI-STRATEGY ALTERNATIVE FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2019	$7.74	(0.03)	(0.75)	(0.78)	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2018	$9.00	(0.06)	(1.20)	(1.26)	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2017	$9.45	(0.09)	0.37	0.28	(0.58)	(0.15)	—
FOR THE YEAR ENDED DECEMBER 31, 2016	$9.74	(0.13)	0.08	(0.05)	(0.08)	(0.16)	—
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.74	(0.17)	1.05	0.88	(0.72)	(0.16)	—
AQR RISK-BALANCED COMMODITIES STRATEGY FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2019	$5.65	0.06	0.95	1.01	(0.33)	—	(0.00)[7]
FOR THE YEAR ENDED DECEMBER 31, 2018	$6.90	0.05	(1.26)	(1.21)	(0.04)	—	—
FOR THE YEAR ENDED DECEMBER 31, 2017	$6.25	(0.02)	0.67	0.65	(0.00)[7]	—	—
FOR THE YEAR ENDED DECEMBER 31, 2016	$5.62	(0.04)	0.97	0.93	(0.30)	—	—
FOR THE YEAR ENDED DECEMBER 31, 2015	$6.98	(0.05)	(1.31)	(1.36)	—	—	—
AQR RISK-BALANCED COMMODITIES STRATEGY FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2019	$5.58	0.05	0.93	0.98	(0.31)	—	(0.00)[7]
FOR THE YEAR ENDED DECEMBER 31, 2018	$6.81	0.03	(1.24)	(1.21)	(0.02)	—	—
FOR THE YEAR ENDED DECEMBER 31, 2017	$6.18	(0.03)	0.66	0.63	(0.00)[7]	—	—
FOR THE YEAR ENDED DECEMBER 31, 2016	$5.57	(0.06)	0.96	0.90	(0.29)	—	—
FOR THE YEAR ENDED DECEMBER 31, 2015	$6.94	(0.08)	(1.29)	(1.37)	—	—	—
AQR RISK PARITY II HV FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2019	$7.31	0.05	2.36	2.41	(0.33)	(0.67)	—
FOR THE YEAR ENDED DECEMBER 31, 2018	$8.88	0.07	(1.02)	(0.95)	(0.34)	(0.28)	—
FOR THE YEAR ENDED DECEMBER 31, 2017	$8.42	(0.02)	1.59	1.57	(0.04)	(1.07)	—
FOR THE YEAR ENDED DECEMBER 31, 2016	$7.79	(0.02)	1.01	0.99	(0.12)	(0.24)	—
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.55	(0.08)	(1.19)	(1.27)	(0.03)	(0.46)	—
AQR RISK PARITY II HV FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2019	$7.32	0.02	2.35	2.37	(0.30)	(0.67)	—
FOR THE YEAR ENDED DECEMBER 31, 2018	$8.85	0.04	(1.00)	(0.96)	(0.29)	(0.28)	—
FOR THE YEAR ENDED DECEMBER 31, 2017	$8.43	0.21	1.32	1.53	(0.04)	(1.07)	—
FOR THE YEAR ENDED DECEMBER 31, 2016	$7.80	(0.04)	1.00	0.96	(0.09)	(0.24)	—
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.56	(0.10)	(1.20)	(1.30)	—	(0.46)	—

AQR Funds–Prospectus202
			RATIOS/SUPPLEMENTAL DATA
				Ratios to Average Net Assets of:*
Total Distributions	Net Asset Value, End of Period	Total Return[2,3]	Net Assets, End of Period (000’s)	Expenses, Before Reimbursements and/or Waivers[4]	Expenses,Net of Reimbursements and/or Waivers[4]	Expenses,Net of Reimbursements and/or Waivers (Excluding Dividend Short Expense & Interest Expense)[4]	Net Investment Income (Loss)	Portfolio Turnover Rate[5]

$(0.29)	$7.56	1.55%	$31,794	1.96%	1.90%	1.90%	0.26%	0%
$—	$7.73	-14.68%	$59,231	1.91%	1.90%	1.90%	-0.24%	0%
$—	$9.06	-1.84%	$97,440	1.90%	1.90%	1.90%	-1.13%	0%
(0.00)[7]	$9.23	-13.40%	$116,422	1.91%	1.90%	1.90%	-1.55%	0%
$(0.80)	$10.66	2.19%	$137,115	1.92%	1.89%	1.89%	-1.78%	0%

$—	$7.03	-9.99%	$191,546	2.72%	2.69%	1.96%	0.35%	173%
$—	$7.81	-13.70%	$776,088	2.37%	2.37%	1.95%	-0.45%	136%
$(0.75)	$9.05	3.10%	$1,987,557	2.30%	2.30%	1.97%	-0.75%	110%
$(0.24)	$9.50	-0.20%	$2,405,511	2.47%	2.47%	1.97%	-1.10%	261%
$(0.90)	$9.76	9.25%	$2,284,285	2.41%	2.41%	1.97%	-1.44%	208%

$—	$6.96	-10.08%	$6,218	2.98%	2.96%	2.23%	-0.42%	173%
$—	$7.74	-14.00%	$370,597	2.64%	2.64%	2.22%	-0.74%	136%
$(0.73)	$9.00	2.84%	$433,225	2.56%	2.56%	2.23%	-0.96%	110%
$(0.24)	$9.45	-0.51%	$469,478	2.73%	2.73%	2.23%	-1.31%	261%
$(0.88)	$9.74	9.02%	$103,504	2.68%	2.67%	2.23%	-1.66%	208%

$(0.33)	$6.33	17.96%	$105,145	1.06%	0.99%	0.99%	1.05%	0%
$(0.04)	$5.65	-17.58%	$96,393	0.99%	0.97%	0.97%	0.71%	0%
(0.00)[7]	$6.90	10.41%	$87,863	1.05%	0.99%	0.99%	-0.27%	0%
$(0.30)	$6.25	16.58%	$93,849	1.04%	0.96%	0.96%	-0.65%	0%
$—	$5.62	-19.48%	$71,321	1.14%	0.94%	0.94%	-0.88%	0%

$(0.31)	$6.25	17.67%	$13,586	1.32%	1.25%	1.25%	0.79%	0%
$(0.02)	$5.58	-17.82%	$17,457	1.27%	1.25%	1.25%	0.45%	0%
(0.00)[7]	$6.81	10.20%	$7,559	1.31%	1.25%	1.25%	-0.50%	0%
$(0.29)	$6.18	16.16%	$7,214	1.33%	1.25%	1.25%	-0.97%	0%
$—	$5.57	-19.74%	$2,083	1.48%	1.25%	1.25%	-1.21%	0%

$(1.00)	$8.72	32.94%	$27,611	2.30%	1.57%	1.11%	0.53%	118%
$(0.62)	$7.31	-10.76%	$20,457	2.06%	1.63%	1.10%	0.85%	19%
$(1.11)	$8.88	19.03%	$38,689	1.66%	1.34%	1.11%	-0.21%	45%
$(0.36)	$8.42	12.77%	$46,127	1.61%	1.23%	1.11%	.-26%	68%
$(0.49)	$7.79	-13.33%	$40,890	1.43%	1.13%	1.08%	-0.83%	184%

$(0.97)	$8.72	32.43%	$4,874	2.58%	1.85%	1.39%	0.26%	118%
$(0.57)	$7.32	-10.92%	$4,126	2.32%	1.92%	1.40%	0.47%	19%
$(1.11)	$8.85	18.52%	$18,472	1.92%	1.63%	1.39%	2.36%	45%
$(0.33)	$8.43	12.47%	$6,583	1.89%	1.52%	1.39%	-0.51%	68%
$(0.46)	$7.80	-13.64%	$5,493	1.77%	1.45%	1.40%	-1.04%	184%

AQR Funds–Prospectus203
	PER SHARE OPERATING PERFORMANCE
		Change in Net Assets Resulting from Operations[1]			Less Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Return of Capital
AQR RISK PARITY II MV FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2019	$8.45	0.10	1.74	1.84	(0.27)	(0.71)	—
FOR THE YEAR ENDED DECEMBER 31, 2018	$9.26	0.09	(0.69)	(0.60)	(0.10)	(0.11)	—
FOR THE YEAR ENDED DECEMBER 31, 2017	$8.98	0.02	1.08	1.10	(0.02)	(0.80)	—
FOR THE YEAR ENDED DECEMBER 31, 2016	$8.51	(0.02)	0.84	0.82	(0.09)	(0.26)	—
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.90	(0.08)	(0.79)	(0.87)	(0.02)	(0.50)	—
AQR RISK PARITY II MV FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2019	$8.40	0.06	1.74	1.80	(0.24)	(0.71)	—
FOR THE YEAR ENDED DECEMBER 31, 2018	$9.20	0.07	(0.68)	(0.61)	(0.08)	(0.11)	—
FOR THE YEAR ENDED DECEMBER 31, 2017	$8.95	(0.05)	1.12	1.07	(0.02)	(0.80)	—
FOR THE YEAR ENDED DECEMBER 31, 2016	$8.49	(0.04)	0.82	0.78	(0.06)	(0.26)	—
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.87	(0.10)	(0.78)	(0.88)	—	(0.50)	—
AQR STYLE PREMIA ALTERNATIVE FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2019	$9.02	0.02[6]	(0.76)	(0.74)	(0.13)	—	(0.00)[7]
FOR THE YEAR ENDED DECEMBER 31, 2018	$10.38	0.01	(1.28)	(1.27)	(0.09)	—	—
FOR THE YEAR ENDED DECEMBER 31, 2017	$9.92	(0.07)	1.27	1.20	(0.74)	—	—
FOR THE YEAR ENDED DECEMBER 31, 2016	$10.14	(0.12)	0.07	(0.05)	(0.17)	—	—
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.86	(0.14)	1.01	0.87	(0.56)	(0.03)	—
AQR STYLE PREMIA ALTERNATIVE FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2019	$9.00	0.00[6,7]	(0.75)	(0.75)	(0.13)	—	(0.00)[7]
FOR THE YEAR ENDED DECEMBER 31, 2018	$10.35	(0.02)	(1.28)	(1.30)	(0.05)	—	—
FOR THE YEAR ENDED DECEMBER 31, 2017	$9.89	(0.13)	1.30	1.17	(0.71)	—	—
FOR THE YEAR ENDED DECEMBER 31, 2016	$10.14	(0.15)	0.07	(0.08)	(0.17)	—	—
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.87	(0.17)	1.02	0.85	(0.55)	(0.03)	—
AQR STYLE PREMIA ALTERNATIVE LV FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2019	$10.01	0.15	(0.52)	(0.37)	(0.01)	—	(0.00)[7]
FOR THE YEAR ENDED DECEMBER 31, 2018	$10.57	0.10	(0.65)	(0.55)	(0.01)	—	—
FOR THE YEAR ENDED DECEMBER 31, 2017	$10.41	(0.00)[7]	0.71	0.71	(0.55)	—	—
FOR THE YEAR ENDED DECEMBER 31, 2016	$10.39	(0.06)	0.13	0.07	(0.03)	(0.02)	—
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.18	(0.08)	0.49	0.41	(0.17)	(0.03)	—
AQR STYLE PREMIA ALTERNATIVE LV FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2019	$9.95	0.12	(0.51)	(0.39)	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2018	$10.53	0.07	(0.65)	(0.58)	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2017	$10.37	(0.05)	0.72	0.67	(0.51)	—	—
FOR THE YEAR ENDED DECEMBER 31, 2016	$10.39	(0.08)	0.11	0.03	(0.03)	(0.02)	—
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.17	(0.09)	0.48	0.39	(0.14)	(0.03)	—
AQR VOLATILITY RISK PREMIUM FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2019	$9.54	0.15	0.90	1.05	(0.21)	—	—
FOR THE PERIOD 11/01/18[9]-12/31/18	$10.00	0.02	(0.45)	(0.43)	(0.03)	—	—
AQR VOLATILITY RISK PREMIUM FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2019	$9.54	0.12	0.90	1.02	(0.18)	—	—
FOR THE PERIOD 11/01/18[9]-12/31/18	$10.00	0.01	(0.45)	(0.44)	(0.02)	—	—

AQR Funds–Prospectus204
			RATIOS/SUPPLEMENTAL DATA
				Ratios to Average Net Assets of:*
Total Distributions	Net Asset Value, End of Period	Total Return[2,3]	Net Assets, End of Period (000’s)	Expenses, Before Reimbursements and/or Waivers[4]	Expenses,Net of Reimbursements and/or Waivers[4]	Expenses,Net of Reimbursements and/or Waivers (Excluding Dividend Short Expense & Interest Expense)[4]	Net Investment Income (Loss)	Portfolio Turnover Rate[5]

$(0.98)	$9.31	21.83%	$109,225	1.14%	0.95%	0.95%	1.01%	152%
$(0.21)	$8.45	-6.44%	$63,972	1.15%	0.94%	0.94%	1.01%	20%
$(0.82)	$9.26	12.36%	$78,000	1.15%	0.93%	0.93%	0.26%	39%
$(0.35)	$8.98	9.66%	$78,873	1.15%	0.94%	0.94%	-0.24%	58%
$(0.52)	$8.51	-8.77%	$85,918	1.10%	0.93%	0.93%	-0.80%	159%

$(0.95)	$9.25	21.47%	$2,198	1.39%	1.20%	1.20%	0.69%	152%
$(0.19)	$8.40	-6.66%	$2,221	1.41%	1.20%	1.20%	0.78%	20%
$(0.82)	$9.20	12.07%	$2,784	1.43%	1.20%	1.20%	-0.55%	39%
$(0.32)	$8.95	9.25%	$5,659	1.41%	1.20%	1.20%	-0.41%	58%
$(0.50)	$8.49	-8.94%	$4,242	1.38%	1.20%	1.20%	-0.99%	159%

$(0.13)	$8.15	-8.20%	$866,804	2.51%	2.48%	1.49%	0.28%[6]	170%
$(0.09)	$9.02	-12.26%	$1,759,075	2.25%	2.24%	1.47%	0.09%	345%
$(0.74)	$10.38	11.94%	$2,956,926	2.22%	2.21%	1.49%	-0.70%	140%
$(0.17)	$9.92	-0.47%	$2,263,101	2.26%	2.24%	1.49%	-1.20%	114%
$(0.59)	$10.14	8.76%	$1,341,232	2.29%	2.25%	1.48%	-1.39%	138%

$(0.13)	$8.12	-8.33%	$40,665	2.77%	2.74%	1.75%	0.02%[6]	170%
$(0.05)	$9.00	-12.60%	$82,850	2.51%	2.50%	1.74%	-0.22%	345%
$(0.71)	$10.35	11.67%	$177,319	2.49%	2.47%	1.75%	-1.23%	140%
$(0.17)	$9.89	-0.76%	$188,647	2.53%	2.50%	1.75%	-1.46%	114%
$(0.58)	$10.14	8.50%	$92,947	2.56%	2.52%	1.75%	-1.65%	138%

$(0.01)	$9.63	-3.69%	$193,224	1.40%	1.33%	0.83%	1.50%	157%
$(0.01)	$10.01	-5.21%	$407,402	1.17%	1.17%	0.83%	0.99%	191%
$(0.55)	$10.57	6.74%	$336,047	1.23%	1.22%	0.83%	0.00%	136%
$(0.05)	$10.41	0.65%	$251,496	1.22%	1.19%	0.83%	-0.54%	106%
$(0.20)	$10.39	4.02%.	$152,172	1.46%	1.11%	0.79%	-0.80%	213%

$—	$9.56	-3.92%	$4,377	1.66%	1.60%	1.10%	1.21%	157%
$—	$9.95	-5.51%	$21,871	1.44%	1.44%	1.10%	0.63%	191%
$(0.51)	$10.53	6.46%	$35,465	1.50%	1.49%	1.10%	-0.48%	136%
$(0.05)	$10.37	0.26%	$42,514	1.48%	1.45%	1.10%	.-78%	106%
$(0.17)	$10.39	3.85%	$13,444	1.90%	1.41%	1.09%	.-91%	213%

$(0.21)	$10.38	10.96%	$1,527	2.62%[8]	0.67%	0.67%	1.43%	103%
$(0.03)	$9.54	-4.34%	$1,065	2.63%[8]	0.76%	0.75%	1.14%	18%

$(0.18)	$10.38	10.72%	$1,057	2.86%[8]	0.90%	0.90%	1.20%	103%
$(0.02)	$9.54	-4.38%	$955	2.88%[8]	1.00%	1.00%	0.89%	18%

*	Annualized for periods less than one year.
1	Per share net investment income (loss) and net realized and unrealized gain (loss) are based on average shares outstanding.
2	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
3	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.
4	Ratios do not include the impact of the expenses of the underlying funds in which the Fund invests.
5	Portfolio turnover is not annualized.
6	For the period ended December 31,2019 certain Funds received special dividends which materially impacted the Net Investment Income Per Share and Net Investment Income Ratio. These dividends are not expected to continue in the future. Had these special dividends not been received the Net Investment Income Per Share and Net Investment Income Ratio would have been as follows:

FUND	NET INVESTMENT INCOME PER SHARE	NET INVESTMENT INCOME RATIO
AQR Alternative Risk Premia Fund—Class I	$0.04	0.47%
AQR Alternative Risk Premia Fund—Class N	0.02	0.17

AQR Funds–Prospectus205
FUND	NET INVESTMENT INCOME PER SHARE	NET INVESTMENT INCOME RATIO
AQR Style Premia Alternative Fund—Class I	0.01	0.16
AQR Style Premia Alternative Fund—Class N	(0.01)	(0.10)
7	Amount is less than $.005 per share.
8	Certain expenses incurred by the Fund were not annualized for the period.
9	Commencement of operations.
10	The amount shown for a share outstanding throughout the period is not indicative of the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

AQR Funds–Prospectus206
Glossary of Terms
The following is a glossary of terms used throughout this prospectus and their definitions. This glossary is set forth solely for reference purposes. The terms summarized or referenced in this glossary are qualified in their entirety by the prospectus itself.
1940 Act	the Investment Company Act of 1940, as amended
Adviser	AQR Capital Management, LLC
Advisory Agreement	the investment advisory contracts under which the Adviser serves as investment adviser to each Fund
Bloomberg Barclays U.S. Aggregate Bond Index	the Bloomberg Barclays U.S. Aggregate Bond Index is a market-weighted index comprised of investment grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and government agency issues with at least one year to maturity
Bloomberg Commodity Total Return Index	the Bloomberg Commodity Total Return Index is a broad-based index used to represent the most frequently-traded global commodity futures
Board of Trustees	the Board of Trustees of the AQR Funds or any duly authorized committee thereof, as permitted by applicable law
Business Day	each day during which the NYSE is open for trading
Code	the Internal Revenue Code of 1986, as amended
Convertible security(ies)	fixed income securities that are convertible into common stock
Distributor	ALPS Distributors, Inc.
Good order	a purchase, exchange or redemption order is in “good order” when a Fund, its Distributor and/or its agent, receives all required information, including properly completed and signed documents
ICE BofAML US 3-Month Treasury Bill Index	the ICE BofAML US 3-Month Treasury Bill Index is designed to measure the performance of high-quality short-term cash-equivalent investments
IRS	the Internal Revenue Service
MSCI World Index	the MSCI World Index is a free float-adjusted market capitalization index that is designed to measure the performance of equities in developed markets, including the United States and Canada
Mutual fund	an investment company registered under the 1940 Act that pools the money of many investors and invests it in a variety of securities in an effort to achieve a specific objective over time
NAV	the net asset value of a particular Fund
Non-Interested Trustee	a trustee of the Trust who is not an “interested person” of the Trust, as defined in the 1940 Act
NYSE	the New York Stock Exchange
Rule 12b-1 Plan	a plan pursuant to Rule 12b-1 under the 1940 Act, which permits a fund to pay distribution and/or administrative expenses out of fund assets
S&P 500® Index	the S&P 500 Index is a capitalization-weighted index of 500 stocks that is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing a broad range of industries. The component stocks are weighted according to the total float-adjusted market value of their outstanding shares
SEC	U.S. Securities and Exchange Commission

AQR Funds–Prospectus207
Subsidiary	AQR Global Macro Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the AQR Global Macro Fund, or the AQR Managed Futures Strategy Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the AQR Managed Futures Strategy Fund, or the AQR Managed Futures Strategy HV Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the AQR Managed Futures Strategy HV Fund, or the AQR Multi-Strategy Alternative Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the AQR Multi-Strategy Alternative Fund, or the AQR Risk-Balanced Commodities Strategy Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the AQR Risk-Balanced Commodities Strategy Fund, or the AQR Multi-Asset Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the AQR Multi-Asset Fund, or the AQR Risk Parity II MV Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the AQR Risk Parity II MV Fund, or the AQR Risk Parity II HV Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the AQR Risk Parity II HV Fund, or the AQR Style Premia Alternative Offshore Fund Ltd., a wholly owned and controlled subsidiary of the AQR Style Premia Alternative Fund, or the AQR Style Premia Alternative LV Offshore Fund Ltd., a wholly owned and controlled subsidiary of the AQR Style Premia Alternative LV Fund, as applicable, each organized under the laws of the Cayman Islands as an exempted company.
Sub-Adviser	CNH Partners, LLC
Total return	the percentage change, over a specified time period, in a mutual fund’s NAV, assuming the reinvestment of all distributions of dividends and capital gains
Tracking Risk	a measure of how closely a portfolio follows the index to which it is benchmarked. It measures the standard deviation of the difference between the portfolio and index returns
Transfer Agent	ALPS Fund Services, Inc.
Trust	AQR Funds, a Delaware statutory trust
Volatility	a statistical measure of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk

You may wish to read the Statement of Additional Information for more information about the Funds. The Statement of Additional Information is incorporated by reference into this prospectus, which means that it is considered to be part of this prospectus.
You may obtain free copies of the Funds’ Statement of Additional Information, request other information, and discuss your questions about the Funds by writing or calling:
AQR Funds
P.O. Box 2248
Denver, CO 80201-2248
(866) 290-2688
The requested documents will be sent within three Business Days of your request.
You may also obtain the Funds’ Statement of Additional Information, along with other information, free of charge, by visiting the Funds’ Web site at https://funds.aqr.com.
Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. In addition, copies of the Fund documents may be obtained, after mailing the appropriate duplicating fee, by e-mail request at publicinfo@sec.gov.
Additional information about each Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
AQR Funds
Investment Company Act File No.: 811-22235

AQR Funds Prospectus
May 1, 2020
Class R6 Shares
	Class	Ticker Symbol
AQR Alternative Risk Premia Fund	R6	QRPRX
AQR Diversified Arbitrage Fund	R6	QDARX
AQR Equity Market Neutral Fund	R6	QMNRX
AQR Global Macro Fund	R6	QGMRX
AQR Long-Short Equity Fund	R6	QLERX
AQR Managed Futures Strategy Fund	R6	AQMRX
AQR Managed Futures Strategy HV Fund	R6	QMHRX
AQR Multi-Asset Fund	R6	AQRRX
AQR Multi-Strategy Alternative Fund	R6	QSARX
AQR Risk-Balanced Commodities Strategy Fund	R6	QRCRX
AQR Risk Parity II MV Fund	R6	QRMRX
AQR Risk Parity II HV Fund	R6	QRHRX
AQR Style Premia Alternative Fund	R6	QSPRX
AQR Style Premia Alternative LV Fund	R6	QSLRX
AQR Volatility Risk Premium Fund	R6	QVPRX
This prospectus contains important information about each Fund, including its investment objective, fees and expenses. For your benefit and protection, please read it before you invest and keep it for future reference. This prospectus relates to the Class R6 Shares of each Fund.
The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. In addition, your investment in any of the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in any of the Funds. The likelihood of loss may be greater if you invest for a shorter period of time.
Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, the Funds intend to no longer mail paper copies of the Funds' annual and semi-annual shareholder reports, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website (https://funds.aqr.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary or, if you purchased your Fund shares through the Funds' transfer agent ALPS Fund Services, Inc., by calling (866) 290-2688.

You may elect to receive all future reports in paper free of charge. You can inform your financial intermediary or the Funds that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you purchased your Fund shares through the Funds' transfer agent ALPS Fund Services, Inc., by calling (866) 290-2688. Your election to receive reports in paper will apply to all AQR Funds held with the fund complex if you purchased your Fund shares through the Funds' transfer agent ALPS Fund Services, Inc., or all AQR Funds held in your account if you invest through a financial intermediary.

AQR Funds–Prospectus

AQR Funds–Prospectus1
AQR Alternative Risk Premia Fund
Fund Summary — May 1, 2020
Investment Objective
The AQR Alternative Risk Premia Fund (the “Fund”) seeks positive absolute returns.
As further described under “Details About the AQR Alternative Risk Premia Fund” in the Fund’s prospectus, a "positive absolute return" seeks to earn a positive total return over a reasonable period of time regardless of market conditions or general market direction.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class R6
Management Fee	1.20%
Distribution (12b-1) Fee	None
Other Expenses
Dividends on short sales[1]	2.15%
All other expenses	0.16%
Total Other Expenses	2.31%
Acquired Fund Fees and Expenses[2]	0.03%
Total Annual Fund Operating Expenses	3.54%
Less: Fee Waivers and/or Expense Reimbursements[3]	0.06%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[4]	3.48%
[1]	When a cash dividend is declared on a stock the Fund has sold short, the Fund is required to pay an amount equal to the dividend to the party from which the Fund has borrowed the stock, and to record the payment as an expense.
[2]	Acquired Fund Fees and Expenses reflect the expenses incurred indirectly by the Fund as a result of the Fund's investments in underlying money market mutual funds, exchange-traded funds or other pooled investment vehicles.
[3]	The Adviser has contractually agreed to reimburse operating expenses of the Fund in an amount sufficient to limit All Other Expenses in the table above at no more than 0.10% for Class R6 Shares. "All Other Expenses" include all Fund operating expenses other than management fees and 12b-1 fees and exclude interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims and extraordinary expenses. This agreement (the “Expense Limitation Agreement”) will continue at least through April 30, 2021. The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust. The Adviser is entitled to recapture any fees waived and/or expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser waived fees or reimbursed expenses, provided that the amount recaptured may not cause the total annual operating expenses or All Other Expenses, as applicable, attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the waiver and/or reimbursement and (ii) the applicable limits in effect at the time of recapture.
[4]	Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements are 1.33% for Class R6 Shares if dividends on short sales are not included.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Expense Limitation Agreement through April 30, 2021, as discussed in Footnote No. 3 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class R6 Shares	$351	$1,080	$1,831	$3,806
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 192% of the average value of its portfolio.

AQR Funds–Prospectus2
Principal Investment Strategies of the Fund
The Fund pursues its investment objective by aiming to provide exposure to six separate investment styles (“Styles”): value, momentum, carry, defensive, trend and volatility using both “long” and “short” positions within the following asset groups (“Asset Groups”): stocks, equity indices, bonds and currencies. The Fund will achieve its exposure to any of the Asset Groups by using derivatives or holding those assets directly. The Fund will also use derivatives for hedging purposes. The Fund implements the Styles by investing globally in a broad range of instruments, including, but not limited to, equities (primarily those issued by large- and mid-cap companies), futures (including index futures, equity futures, interest rate futures and bond futures), currency futures and forwards, options (including written and purchased options on equities, bonds and equity and bond futures, including futures on indices) and swaps (including equity swaps, bond swaps, interest rate swaps, swaps on index futures and total return swaps) (collectively, the “Instruments”). The Fund may also invest in other registered investment companies including exchange-traded funds (“ETFs”).
The Fund’s exposure to equities includes securities of U.S. and non-U.S. issuers and equity indices representing the United States and non-U.S. countries. As of the date of this prospectus, the Adviser generally considers large- and mid-cap companies to be those companies with market capitalizations around the range of the MSCI World Index at the time of purchase. For the bonds Asset Group, the Fund will have exposure to U.S. Government securities and sovereign debt issued by other developed countries and bond indices representing such securities. The Fund may invest in debt securities of any credit rating, maturity or duration, which may include high-yield or “junk” bonds. From time to time, the Fund can have significant exposure to non-U.S. dollar denominated currencies.
The Fund is generally intended to have a low correlation to the equity, bond and credit markets. The Fund also is not designed to match the performance of any hedge fund index. In order to minimize market impact and reduce trading costs, where applicable, the Fund will utilize a proprietary approach to algorithmic trading. The Adviser will attempt to mitigate risk through diversification of holdings and through active monitoring of volatility, counterparties and other risk measures. There is no assurance, however, that the Fund will achieve its investment objective.
The Styles employed by the Fund are:
Value: Value strategies favor investments that appear cheap over those that appear expensive based on fundamental measures related to price, seeking to capture the tendency for relatively cheap assets to outperform relatively expensive assets. The Fund will seek to buy assets that are “cheap” and sell those that are “expensive.” Examples of value measures include using price-to-earnings and price-to-book ratios for selecting stocks.
Momentum: Momentum strategies favor investments that have performed relatively well over those that have underperformed over the medium-term (i.e., one year or less), seeking to capture the tendency that an asset’s recent relative performance will continue in the near future. The Fund will seek to buy assets that recently outperformed their peers and sell those that recently underperformed. Examples of momentum measures include simple price momentum for selecting stocks and price- and yield-based momentum for selecting bonds.
Carry: An asset’s “carry” is its expected return assuming market conditions, including its price, stay the same. Carry strategies favor investments with higher yields over those with lower yields, seeking to capture the tendency for higher-yielding assets to provide higher returns than lower-yielding assets. The Fund will seek to take long positions in high-yielding assets and short positions in low-yielding assets. An example of carry measures includes selecting currencies and bonds based on interest rates.
Defensive: Defensive strategies favor investments with low-risk characteristics over those with high-risk characteristics, seeking to capture the tendency for lower risk and higher-quality assets to generate higher risk-adjusted returns than higher risk and lower-quality assets. The Fund will seek to buy low-risk, high-quality assets and sell high-risk, low-quality assets. An example of a defensive measure includes using beta (i.e., an investment’s sensitivity to the securities markets) to select stocks.
Trend: Trend strategies favor investments that follow an identified positive or negative trend. The Adviser uses a proprietary, systematic and quantitative process that seeks to benefit from price trends in equity index, bond and currency Instruments. The size and type (long or short) of the position taken will relate to various factors, including the Adviser’s systematic assessment of a trend and its likelihood of continuing as well as the Adviser’s estimate of the Instrument’s risk. The Fund may have both long and short positions in different assets depending on their respective price trends. An example of a trend measure is using short-term prices (e.g., prices over a one to three month period) to select an equity index.
Volatility: Volatility strategies seek to capture the volatility risk premium across equity index and bond Asset Groups by selling (i.e., writing) call and put options to buyers seeking financial insurance in exchange for a premium, or payment, from the option buyer. The Fund may sell uncovered call and put options (i.e., where the Fund does not own or is not short, as applicable, the Instrument underlying the call or put option) and covered call and put options (i.e., where the Fund holds or is short, as applicable, an equivalent position in the Instrument underlying the call or put option). The Fund will generally delta-hedge an option it sells by taking long or short positions in the Instrument underlying the option.

AQR Funds–Prospectus3
Delta-hedging is intended to hedge the option’s directional exposure to the underlying Instrument, thereby reducing the strategy’s overall return volatility. The Fund will generally delta-hedge through the use of ETFs and/or futures. The Fund will seek to sell options that appear “expensive” based on the Adviser’s proprietary quantitative models (that is, where the demand for protection is high resulting in premiums on the written options that are attractive to the Adviser).
The Fund is actively managed and the Fund’s exposures to Styles and Asset Groups will vary based on the Adviser’s ongoing evaluation of investment opportunities. The Fund expects to maintain exposure to all six Styles; however, not all Styles are represented within each Asset Group. The Adviser targets balanced-risk weights across both Styles and Asset Groups, which means that lower risk Styles and Asset Groups, as determined by the Adviser, will generally have higher notional allocations (i.e., greater leverage) than higher risk Styles and Asset Groups, as determined by the Adviser. Risk allocations to the Volatility Style will be based on estimated losses in periods of extreme price movements (up or down) in equity or bond markets. Notwithstanding its expected lower notional allocation in comparison to the other Styles, the Volatility Style may result in large Fund losses during such periods. Individual investments are sold or closed out during a rebalancing process, the frequency of which is expected to vary depending on the Adviser’s ongoing evaluation of certain factors including changes in market conditions and how much the actual portfolio deviates from the target portfolio.
The Adviser will consider the potential federal income tax impact on a shareholders’ after-tax investment return of certain trading decisions, including but not limited to, selling or closing out of Instruments to realize losses, or to refrain from selling or closing out of Instruments to avoid realizing gains, when determined by the Adviser to be appropriate. The Adviser will also take into consideration various tax rules pertaining to holding periods, wash sales and tax straddles.
The Fund’s use of options, futures contracts, forward contracts, swaps and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use Instruments that have a leveraging effect. For example, if the Adviser seeks to gain enhanced exposure to a specific asset class through an Instrument providing leveraged exposure to the asset class and that Instrument increases in value, the gain to the Fund will be magnified. If that investment decreases in value, however, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
The Adviser, on average, will target an annualized volatility level for the Fund of 8%. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. The Adviser expects that the Fund’s targeted annualized forecasted volatility will typically range between 6% and 10%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Higher volatility generally indicates higher risk. Actual or realized volatility can and will differ from the forecasted or target volatility described above.
The Fund’s strategy engages in frequent portfolio trading which may result in a higher portfolio turnover rate than a fund with less frequent trading, and correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund, and may have adverse tax consequences.
A portion of the Fund’s assets will be held in cash or cash equivalent investments, including, but not limited to, interests in short-term investment funds, short-term bond fund shares, money market fund shares and/or U.S. Government securities.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss. The following is a summary description of certain risks of investing in the Fund.
The Fund’s volatility risk premium strategy will be implemented, in part, by selling (writing) put and call options, which exposes the Fund to tail risk. Tail risk is the risk that an event with a small probability of happening occurs (such as a major market movement or sharp spike in the volatility of equity or bond markets), resulting in a large negative impact on the Fund’s returns. See “Options Risk” for additional risks from option-writing.

AQR Funds–Prospectus4
Below Investment Grade Securities Risk: Although bonds rated below investment grade (also known as “junk” securities) generally pay higher rates of interest than investment grade bonds, bonds rated below investment grade are high risk, speculative investments that may cause income and principal losses for the Fund.
Common Stock Risk: The Fund may invest in, or have exposure to, common stocks. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Counterparty Risk: The Fund may enter into various types of derivative contracts  as described below under “Derivatives Risk”. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.
Credit Risk: Credit risk refers to the possibility that the issuer of a security or the issuer of the reference asset of a derivative instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the four highest categories (S&P Global Ratings (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that the issuer will not default on its payment obligations or that bonds will not otherwise lose value.
Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.
Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security or currency (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the section entitled “Principal Investment Strategies of the Fund,” futures contracts, forward contracts, options (both written and purchased) and swaps. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•	The Fund generally holds its foreign instruments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
•	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

AQR Funds–Prospectus5
•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s  skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s  inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Hedging Transactions Risk: The Adviser  from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser  may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees).
High Portfolio Turnover Risk: The investment techniques and strategies utilized by the Fund, including investments made on a shorter-term basis or in derivative instruments or instruments with a maturity of one year or less at the time of acquisition, may result in frequent portfolio trading and high portfolio turnover. High portfolio turnover rates will cause the Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders in the Fund.
Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share.
Leverage Risk: As part of the Fund’s principal investment strategy, the Fund will make investments in futures contracts, forward contracts, swaps, options and other derivative instruments. These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure to the underlying instrument, as well as the potential for greater loss. If the Fund uses leverage through activities such as entering into short sales or purchasing derivative instruments, the Fund has the risk that losses may exceed the net assets of the Fund. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements.
Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid-Cap Securities Risk: The Fund may invest in, or have exposure to, the securities of mid-cap companies. The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.

AQR Funds–Prospectus6
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in selecting investments or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.
The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.
Options Risk: An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the implied volatility, which in turn are affected by fiscal and monetary policies and by national and international political and economic events.
•	Purchased Options: When the Fund purchases an option, it may lose the total premium paid for it if the price of the underlying security or other assets decreased, remained the same or failed to increase to a level at or beyond the exercise price (in the case of a call option) or increased, remained the same or failed to decrease to a level at or below the exercise price (in the case of a put option). If a call or put option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.
•	Written Options: By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire exercise price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at an exercise price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is not able to close out its written put options, it may result in substantial losses to the Fund. By writing a call option, the Fund may be obligated to deliver instruments underlying an option at less than the market price. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, the Fund must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase. The Fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised options.
By writing call and put options on underlying instruments, the returns of the options writing strategy will be determined by the performance of the underlying instrument. If the underlying instrument appreciates or depreciates sufficiently over the period to offset the net premium received by the Fund, the Fund may incur losses. Increases in implied volatility of options may cause the value of an option to increase, even if the value of the underlying instrument does not change, which could result in a reduction in the Fund’s NAV. In unusual market circumstances where implied volatility sharply increases or decreases causing options spreads to be significantly correlated to the underlying instrument, the Fund’s option writing strategy may not perform as anticipated. Prior to the exercise or expiration of the option, the Fund is exposed to implied volatility risk, meaning the value, as based on implied volatility, of an option may increase due to market and economic conditions or views based on the sector or industry in which issuers of the underlying instrument participate, including issuer-specific factors.

AQR Funds–Prospectus7
Seeking to capture volatility risk premium by writing options to buyers seeking financial insurance presents heightened risk of loss. The Fund could experience a sudden, significant permanent loss due to dramatic movements in financial markets, which far exceed the premiums received for writing the options. Such significant losses could result in a dramatic reduction in the Fund’s NAV on an individual Business Day. Moreover, the losses would impact then-current shareholders who may differ from shareholders who benefitted from the positive impact of the option-writing program.
Short Sale Risk: The Fund enters into a short sale by selling a security it has borrowed (typically from a broker or other institution). If the market price of a security increases after the Fund borrows the security, the Fund will suffer a (potentially unlimited) loss when it replaces the borrowed security at the higher price. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. In addition, the Fund may not always be able to borrow the security at a particular time or at an acceptable price. The Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Short sales also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses.
Sovereign Debt Risk: The Fund may invest in, or have exposure to, sovereign debt instruments. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund. Additionally, certain unexpected market events or significant adverse market movements could result in the Fund not holding enough assets to be able to meet its obligations under the agreement. Such occurrences may negatively impact the Fund’s ability to implement its principal investment strategies and could result in losses to the Fund.
Tax-Managed Investment Risk: The performance of the Fund may deviate from that of non-tax managed funds and may not provide as high a return before consideration of federal income tax consequences as non-tax managed funds. The Fund’s tax-sensitive investment strategy involves active management with the intent of minimizing the amount of realized gains from the sale of securities; however, market conditions may limit the Fund’s ability to execute such strategy. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation or regulation. Although the Fund expects that a smaller portion of its total return will consist of taxable distributions to shareholders as compared to non-tax managed funds, there can be no assurance about the size of taxable distributions to shareholders.
U.S. Government Securities Risk: Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.
Value Style Risk: Investing in or having exposure to “value” securities presents the risk that the securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.
Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.
Performance Information
The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund.
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance, including its current NAV per share, can be obtained by visiting https://funds.aqr.com.

AQR Funds–Prospectus8
Class R6 Shares—Total Returns
The bar chart below provides an illustration of how the Fund’s performance has varied in each of the indicated calendar years.
Highest Quarterly Return	Lowest Quarterly Return
1.73% (1Q19)	-6.38% (2Q18)
Average Annual Total Returns as of December 31, 2019
The following table compares the Fund’s average annual total returns for Class R6 Shares as of December 31, 2019 to the ICE BofAML US 3-Month Treasury Bill Index. You cannot invest directly in an index. The table includes all applicable fees and sales charges.
	One Year	Since Inception (September 19, 2017)
AQR Alternative Risk Premia Fund—Class R6
Return Before Taxes	-2.93%	-4.48%
Return After Taxes on Distributions	-3.16%	-4.59%
Return After Taxes on Distributions and Sale of Fund Shares	-1.57%	-3.40%
ICE BofAML US 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	2.28%	1.96%
After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes and the return after taxes on distributions due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Ronen Israel, M.A.	September 19, 2017	Principal of the Adviser
Ari Levine, M.S.	January 1, 2020	Principal of the Adviser
Yao Hua Ooi	September 19, 2017	Principal of the Adviser
Nathan Sosner, Ph.D.	May 1, 2019	Principal of the Adviser
For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 121 of the prospectus.

AQR Funds–Prospectus9
AQR Diversified Arbitrage Fund
Fund Summary — May 1, 2020
Investment Objective
The AQR Diversified Arbitrage Fund (the “Fund”) seeks long-term absolute (positive) returns.
As further described under “Details About the AQR Diversified Arbitrage Fund” in the Fund’s prospectus, an “absolute (positive) return” seeks to earn a positive total return over a reasonable period of time regardless of market conditions or general market direction.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class R6
Management Fee	1.00%
Distribution (12b-1) Fee	None
Other Expenses
Dividends and interest on short sales[1] and other interest expense	0.78%
All other expenses	0.18%
Total Other Expenses	0.96%
Acquired Fund Fees and Expenses[2]	0.09%
Total Annual Fund Operating Expenses	2.05%
Less: Fee Waivers and/or Expense Reimbursements[3]	0.08%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[4]	1.97%
[1]	When a cash dividend is declared on a stock the Fund has sold short, or an interest payment is made on a bond the Fund has sold short, the Fund is required to pay an amount equal to the dividend or interest payment, as applicable, to the party from which the Fund has borrowed the stock or bond, and to record the payment as an expense.
[2]	Acquired Fund Fees and Expenses reflect the expenses incurred indirectly by the Fund as a result of the Fund's investments in underlying money market mutual funds, exchange-traded funds or other pooled investment vehicles.
[3]	The Adviser has contractually agreed to reimburse operating expenses of the Fund in an amount sufficient to limit All Other Expenses in the table above at no more than 0.10% for Class R6 Shares. "All Other Expenses" include all Fund operating expenses other than management fees and 12b-1 fees and exclude interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims and extraordinary expenses. This agreement (the “Expense Limitation Agreement”) will continue at least through April 30, 2021. The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust. The Adviser is entitled to recapture any fees waived and/or expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser waived fees or reimbursed expenses, provided that the amount recaptured may not cause the total annual operating expenses or All Other Expenses, as applicable, attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the waiver and/or reimbursement and (ii) the applicable limits in effect at the time of recapture.
[4]	Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements are 1.19% for Class R6 Shares if dividends and interest on short sales and other interest expense are not included.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Expense Limitation Agreement through April 30, 2021, as discussed in Footnote No. 3 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class R6 Shares	$200	$635	$1,096	$2,373
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 361% of the average value of its portfolio.

AQR Funds–Prospectus10
Principal Investment Strategies of the Fund
The Fund seeks to outperform, after expenses, the ICE BofAML US 3-Month Treasury Bill Index while seeking to control its tracking risk relative to this benchmark. The ICE BofAML US 3-Month Treasury Bill Index is designed to measure the performance of a high-quality short-term cash-equivalent investment. An investment in the Fund is more volatile than an investment in Treasury Bills, and is not backed by the full faith and credit of the U.S. Government.
The Fund uses a number of arbitrage investment strategies employed by hedge funds and proprietary trading desks of investment banks, including merger arbitrage, convertible arbitrage, and other kinds of arbitrage strategies and corporate event strategies described more fully below. In order to pursue these investment strategies, the Fund invests in a diversified portfolio of instruments, including equities, convertible securities, debt securities, loans (including unfunded loan commitments), warrants, options, swaps (including credit default swaps and credit default index swaps), futures contracts, forwards or other types of derivative instruments. The securities in which the Fund invests may be restricted and/or Rule 144A securities. The Sub-Adviser tactically allocates the Fund’s assets across arbitrage and alternative investment strategies with positive anticipated returns based on market conditions.
The Sub-Adviser will employ hedging strategies with the intent of (i) reducing the risk associated with each of the arbitrage and corporate event strategies; (ii) keeping the overall volatility of the Fund’s net asset value low; and (iii) maintaining a low correlation with the overall equity market.
The Fund will also engage extensively in short sales of securities. When the Fund sells a security short, it borrows the security from a third party and sells it at the then current market price. The Fund is then obligated to buy the security on a later date so that it can return the security to the lender. For arbitrage strategies, the Fund will generally buy securities and simultaneously sell securities short in amounts that are intended to result in an approximately neutral economic exposure to overall market movements.
The Fund makes use of derivative instruments, which may be used for hedging purposes, as a substitute for investing in conventional securities and for investment purposes. The Fund will also use derivatives to increase its economic exposure, either long or short, to a particular security, currency or index. Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. The Fund’s use of swaps, futures contracts, forward contracts and certain other derivative instruments may have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset underlying a derivative instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use derivative instruments that have a leveraging effect. For example, if the Adviser seeks to gain enhanced exposure to a specific asset through a derivative instrument providing leveraged exposure to the asset and that derivative instrument increases in value, the gain to the Fund will be magnified. If that investment decreases in value, however, the loss to the Fund will also be magnified. A decline in the Fund’s assets due to losses magnified by the derivative instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of derivative instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
The Fund invests in debt securities, which may be of any credit rating, maturity or duration, and which may include high-yield or “junk” bonds. A portion of the Fund’s assets will be held in cash or cash equivalent investments, including, but not limited to, interests in short-term investment funds, shares of money market or short-term bond funds and/or U.S. Government securities. In response to adverse market, economic or other conditions, such as the availability of attractive arbitrage and corporate event opportunities (or lack thereof), the Fund may temporarily invest a substantial portion of its assets in such cash or cash equivalent securities and during such periods the Fund may not achieve its investment objective. The Fund will invest in issuers in foreign countries, which may include emerging market countries.
Examples of Arbitrage and Corporate Event Strategies:
Merger Arbitrage: When engaging in merger arbitrage, the Sub-Adviser buys shares of the “target” company in a proposed merger or other reorganization between two companies. If the consideration in the transaction consists of stock of the acquirer, the Sub-Adviser will typically hedge the exposure to the acquirer by shorting the stock of the acquiring company.
Convertible Arbitrage: When employing a convertible arbitrage strategy, the Sub-Adviser invests in convertible securities that are trading at discounts to their fundamental values and attempts to mitigate the various risks associated with investing in such convertible securities. In some cases, convertible securities trade at premiums relative to their fundamental values; in such cases the Fund would short sell the respective convertible security and employ various hedging strategies to mitigate the various risks associated with being short the convertible security.

AQR Funds–Prospectus11
Corporate Events: The Sub-Adviser also employs other arbitrage and corporate event strategies when market opportunities arise. Examples of such investments can include distressed investments, “SPACs” (Special Purpose Acquisition Corporations), IPOs (Initial Public Offerings), SEOs (Seasoned Equity Offerings), “price-pressure” trades, “dual-class” arbitrage and “closed-end fund” arbitrage among other strategies.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss. The following is a summary description of certain risks of investing in the Fund.
Arbitrage or Fundamental Risk: Employing arbitrage and alternative strategies involves the risk that anticipated opportunities may not play out as planned, resulting in potentially reduced returns or losses to the Fund as it unwinds failed trades.
Below Investment Grade Securities Risk: Although bonds rated below investment grade (also known as “junk” securities) generally pay higher rates of interest than investment grade bonds, bonds rated below investment grade are high risk, speculative investments that may cause income and principal losses for the Fund.
Common Stock Risk: The Fund may invest in, or have exposure to, common stocks. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Convertible Securities Risk: The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.
Counterparty Risk: The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.
Credit Default Swap Agreements Risk: The Fund may enter into credit default swap agreements or credit default index swap agreements as a “buyer” or “seller” of credit protection. Credit default swap agreements involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).
Credit Risk: Credit risk refers to the possibility that the issuer of a security or the issuer of the reference asset of a derivative instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that the issuer will not default on its payment obligations or that bonds will not otherwise lose value.
Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.
Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security or currency (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result

AQR Funds–Prospectus12
in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the section entitled “Principal Investment Strategies of the Fund,” futures contracts, forward contracts, options (both written and purchased) and swaps. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Distressed Investments Risk: The Fund may invest in distressed investments, which are issued by companies that are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy. The Fund’s investments in distressed securities typically may involve the purchase of high-yield bonds, bank debt, corporate loans or other indebtedness of such companies. These investments may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of the issuer. The Adviser’s or Sub-Adviser’s judgments about the credit quality of a financially distressed issuer and the relative value of its securities may prove to be wrong.
Emerging Market Risk: The Fund intends to have exposure to emerging markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.
Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•	The Fund generally holds its foreign instruments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
•	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s or Sub-Adviser's (as applicable) skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s or Sub-Adviser's (as applicable) inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Hedging Transactions Risk: The Adviser and Sub-Adviser from time to time employ various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s or Sub-Adviser's ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or

AQR Funds–Prospectus13
time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s and Sub-Adviser's ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser or Sub-Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees).
High Portfolio Turnover Risk: The investment techniques and strategies utilized by the Fund, including investments made on a shorter-term basis or in derivative instruments or instruments with a maturity of one year or less at the time of acquisition, may result in frequent portfolio trading and high portfolio turnover. High portfolio turnover rates will cause the Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders in the Fund.
Illiquidity Risk: The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. In addition, market conditions may cause the Fund to experience temporary mark-to-market losses, especially in less liquid positions, even in the absence of any selling of investments by the Fund.
Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser or Sub-Adviser.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share.
IPO and SEO Risk: “IPOs” or “New Issues” are initial public offerings of U.S. equity securities. “SEOs” are seasoned (i.e., secondary) equity offerings of U.S. equity securities. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations (see “Risk Factors — Small-Cap Securities Risk”). Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs or SEOs may be highly volatile or may decline shortly after the initial public offering or seasoned equity offering.
Leverage Risk: As part of the Fund’s principal investment strategy, the Fund will make investments in futures contracts, forward contracts, options and swaps and other derivative instruments. These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure to the underlying instrument, as well as the potential for greater loss. If the Fund uses leverage through activities such as entering into short sales or purchasing derivative instruments, the Fund has the risk that losses may exceed the net assets of the Fund. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements.
Litigation and Enforcement Risk: Investing in companies involved in significant restructuring tends to involve increased litigation risk. This risk may be greater in the event the Fund takes a large position or is otherwise prominently involved on a bankruptcy or creditors’ committee. The expense of asserting claims (or defending against counterclaims) and recovering any amounts pursuant to settlements or judgments may be borne by the Fund. Further, ownership of companies over certain threshold levels involves additional filing requirements and substantive regulation on such owners, and if the Fund fails to comply with all of these requirements, the Fund may be forced to disgorge profits, pay fines or otherwise bear losses or other costs from such failure to comply.
Manager Risk: If the Adviser or Sub-Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid-Cap Securities Risk: The Fund may invest in, or have exposure to, the securities of mid-cap companies. The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.

AQR Funds–Prospectus14
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in selecting investments or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.
The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.
Options Risk: An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. The Fund may also write call and put options, which includes the risk that the underlying instrument appreciates or depreciates sufficiently over the period to offset the net premium received by the Fund for the written option, resulting in a loss to the Fund.
PIPEs Risk: The Fund may make private investments in public companies whose stocks are quoted on stock exchanges or which trade in the over-the-counter securities market, a type of investment commonly referred to as a “PIPE” transaction. PIPE transactions will generally result in the Fund acquiring either restricted stock or an instrument convertible into restricted stock. As with investments in other types of restricted securities, such an investment may be illiquid. The Fund’s ability to dispose of securities acquired in PIPE transactions may depend upon the registration of such securities for resale. Any number of factors may prevent or delay a proposed registration. Even if the Fund is able to have securities acquired in a PIPE transaction registered or sell such securities through an exempt transaction, the Fund may not be able to sell all the securities on short notice, and the sale of the securities could lower the market price of the securities.
Restricted Securities Risk: Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may include private placement securities that have not been registered under the applicable securities laws. Certain restricted securities can be resold to institutional investors and traded in the institutional market under Rule 144A under the Securities Act of 1933, as amended, and are called Rule 144A securities. Rule 144A securities can be resold to qualified institutional buyers but not to the general public.
Short Sale Risk: The Fund enters into a short sale by selling a security it has borrowed (typically from a broker or other institution). If the market price of a security increases after the Fund borrows the security, the Fund will suffer a (potentially unlimited) loss when it replaces the borrowed security at the higher price. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. In addition, the Fund may not always be able to borrow the security at a particular time or at an acceptable price. The Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Short sales also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses.

AQR Funds–Prospectus15
Small-Cap Securities Risk: Investments in or exposure to the securities of companies with smaller market capitalizations involve higher risks in some respects than do investments in securities of larger companies. For example, prices of such securities are often more volatile than prices of large capitalization securities. In addition, due to thin trading in some such securities, an investment in these securities may be less liquid (i.e., harder to sell) than that of larger capitalization securities. Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.
SPACs Risk: The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.
Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund. Additionally, certain unexpected market events or significant adverse market movements could result in the Fund not holding enough assets to be able to meet its obligations under the agreement. Such occurrences may negatively impact the Fund’s ability to implement its principal investment strategies and could result in losses to the Fund.
Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.
Performance Information
The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The Fund commenced operations on January 15, 2009, however, the Class R6 Shares commenced operations on September 2, 2014.
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance, including its current NAV per share and the performance of other classes of the Fund, can be obtained by visiting https://funds.aqr.com.
Class R6 Shares—Total Returns
The bar chart below provides an illustration of how the Fund’s Class R6 Shares’ performance has varied in each of the indicated calendar years.
Highest Quarterly Return	Lowest Quarterly Return
3.70% (3Q16)	-2.63% (4Q15)

AQR Funds–Prospectus16
Average Annual Total Returns as of December 31, 2019
The following table compares the Fund’s average annual total returns for Class R6 Shares as of December 31, 2019 to the ICE BofAML US 3-Month Treasury Bill Index. You cannot invest directly in an index. The table includes all applicable fees and sales charges.
	One Year	Five Year	Since Inception (September 2, 2014)
AQR Diversified Arbitrage Fund—Class R6
Return Before Taxes	8.63%	3.88%	2.46%
Return After Taxes on Distributions	7.72%	1.54%	0.18%
Return After Taxes on Distributions and Sale of Fund Shares	5.15%	1.90%	0.84%
ICE BofAML US 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	2.28%	1.07%	1.01%
After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return after taxes on distributions due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC. CNH Partners, LLC is the Sub-Adviser of the Fund.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Ronen Israel, M.A.	January 15, 2009	Principal of the Adviser
Lars N. Nielsen, M.Sc.	January 1, 2020	Principal of the Adviser
Robert F. Bryant	May 1, 2019	Principal of the Sub-Adviser
Mark L. Mitchell, Ph.D.	January 15, 2009	Principal of the Sub-Adviser
Todd C. Pulvino, Ph.D., A.M., M.S.	January 15, 2009	Principal of the Sub-Adviser
For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 121 of the prospectus.

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AQR Equity Market Neutral Fund
Fund Summary — May 1, 2020
Investment Objective
The AQR Equity Market Neutral Fund (the “Fund”) seeks positive absolute returns.
As further described under “Details About the AQR Equity Market Neutral Fund” in the Fund’s prospectus, a “positive absolute return” seeks to earn a positive total return over a reasonable period of time regardless of market conditions or general market direction.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class R6
Management Fee	1.10%
Distribution (12b-1) Fee	None
Other Expenses
Dividends on short sales[1,2]	0.44%
All other expenses	0.11%
Total Other Expenses	0.55%
Acquired Fund Fees and Expenses[3]	0.03%
Total Annual Fund Operating Expenses[2]	1.68%
Less: Fee Waivers and/or Expense Reimbursements[4]	0.01%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[5]	1.67%
[1]	When a cash dividend is declared on a stock the Fund has sold short, the Fund is required to pay an amount equal to the dividend to the party from which the Fund has borrowed the stock, and to record the payment as an expense. Dividends on short sales has been restated to reflect an estimate expected to be incurred during the current fiscal year.
[2]	The Total Annual Fund Operating Expenses for Class R6 Shares do not correlate to the Class R6 Shares’ ratio to average net assets of expenses, before reimbursements and/or waivers given in the Fund’s most recent annual report which does not include the restatement of the dividends on short sales expense.
[3]	Acquired Fund Fees and Expenses reflect the expenses incurred indirectly by the Fund as a result of the Fund's investments in underlying money market mutual funds, exchange-traded funds or other pooled investment vehicles.
[4]	The Adviser has contractually agreed to reimburse operating expenses of the Fund in an amount sufficient to limit All Other Expenses in the table above at no more than 0.10% for Class R6 Shares. "All Other Expenses" include all Fund operating expenses other than management fees and 12b-1 fees and exclude interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims and extraordinary expenses. This agreement (the “Expense Limitation Agreement”) will continue at least through April 30, 2021. The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust. The Adviser is entitled to recapture any fees waived and/or expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser waived fees or reimbursed expenses, provided that the amount recaptured may not cause the total annual operating expenses or All Other Expenses, as applicable, attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the waiver and/or reimbursement and (ii) the applicable limits in effect at the time of recapture.
[5]	Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements are 1.23% for Class R6 Shares if dividends on short sales are not included.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Expense Limitation Agreement through April 30, 2021, as discussed in Footnote No. 4 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class R6 Shares	$170	$529	$912	$1,986
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 263% of the average value of its portfolio.

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Principal Investment Strategies of the Fund
The Fund seeks to provide investors with returns from the potential gains from its long and short equity positions. The Fund is designed to be market- or beta-neutral, which means that the Fund seeks to achieve returns that are not closely correlated with the returns of the equity markets in which the Fund invests. Accordingly, the Adviser, on average, intends to target a portfolio beta of zero over a normal business cycle. Achieving zero portfolio beta would result in returns with no correlation to the equity markets in which the Fund invests over a normal business cycle.
Under normal market conditions, the Fund pursues its investment objective by investing at least 80% of its net assets (including borrowings for investment purposes) in equity instruments and equity related and/or derivative instruments. Equity instruments include common stock, preferred stock, depositary receipts and shares or interests in real estate investment trusts (“REITs”) or REIT-like entities (“Equity Instruments”). Equity related and/or derivative instruments are investments that provide exposure to the performance of equity instruments, including equity swaps (both single-name and index swaps), equity index futures and exchange-traded funds and similar pooled investment vehicles (collectively, “Equity Derivative Instruments” and together with Equity Instruments, “Instruments”).
In managing the Fund, the Adviser takes long positions in those Instruments that, based on proprietary quantitative models, the Adviser forecasts to be undervalued and likely to increase in price, and takes short positions in those Instruments that the Adviser forecasts to be overvalued and likely to decrease in price.
The Fund may invest in or have exposure to companies of any size. The Fund will generally invest in instruments of companies located in global developed markets, including the United States. As of the date of this prospectus, the Adviser considers global developed markets to be those countries included in the MSCI World Index. The Fund does not limit its investments to any one country and may invest in any one country without limit.
The Adviser uses a set of value, momentum, quality and other economic indicators to generate an investment portfolio based on the Adviser’s global security selection and asset allocation models.
•	Value indicators identify investments that appear cheap based on fundamental measures. Examples of value indicators include using price-to-earnings and price-to-book ratios for choosing individual equities.
•	Momentum indicators identify investments showing signs of improvement, whether based on prices or fundamentals. Examples of momentum indicators include simple price momentum for choosing individual equities based on strong recent performance.
•	Quality indicators identify stable companies in good business health, including those with strong profitability and stable earnings.
•	Sentiment indicators identify companies favored by high-conviction investors or companies whose management is acting in shareholder-friendly ways.
•	In addition to these indicators, the Adviser may use a number of additional indicators based on the Adviser’s proprietary research. The Adviser may add or modify the economic indicators employed in selecting portfolio holdings from time to time.
Applying these indicators, the Adviser takes long or short positions in sectors, industries and companies that it believes are attractive or unattractive.
The Fund may, but is not required to, hedge exposure to foreign currencies using foreign currency forwards or futures.
The Fund, when taking a “long” equity position, will purchase a security that will benefit from an increase in the price of that security. When taking a “short” equity position, the Fund borrows the security from a third party and sells it at the then current market price. A “short” equity position will benefit from a decrease in price of the security and will lose value if the price of the security increases. Similarly, the Fund also takes “long” and “short” positions in Equity Derivative Instruments. A “long” position in an Equity Derivative Instrument will benefit from an increase in the price of the underlying instrument. A “short” position in an Equity Derivative Instrument will benefit from a decrease in the price of the underlying instrument and will lose value if the price of the underlying instrument increases. Simultaneously engaging in long investing and short selling is designed to reduce the net exposure of the overall portfolio to general market movements.
The Fund uses Equity Derivative Instruments and foreign currency forwards as a substitute for investing in conventional securities and for investment purposes to increase its economic exposure to a particular security, index or currency in a cost-effective manner. At times, the Fund may gain all equity or currency exposure through the use of Equity Derivative Instruments and currency derivative instruments, and may invest in such instruments without limitation. The Fund’s use of Equity Derivative Instruments and currency derivative instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset underlying an Equity Derivative Instrument or currency derivative instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use Equity Derivative Instruments and currency derivative instruments that have a leveraging effect. For example, if the Adviser

AQR Funds–Prospectus19
seeks to gain enhanced exposure to a specific asset through an Equity Derivative Instrument providing leveraged exposure to the asset and that Equity Derivative Instrument increases in value, the gain to the Fund will be magnified. If that investment decreases in value, however, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Equity Derivative Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Equity Derivative Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
The Adviser, on average, will target an annualized volatility level for the Fund of 6%. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. The Adviser expects that the Fund’s targeted annualized forecasted volatility will typically range between 4% and 9%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Higher volatility generally indicates higher risk. Actual or realized volatility can and will differ from the forecasted or target volatility described above.
A significant portion of the Fund’s assets may be held in cash or cash equivalents including, but not limited to, money market instruments, U.S. treasury bills, interests in short-term investment funds or shares of money market or short-term bond funds. These cash or cash equivalent holdings serve as collateral for the positions the Fund takes and also earn income for the Fund.
When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the Fund is expected to have annual turnover of approximately 200% to 400%, although actual portfolio turnover may be higher or lower and will be affected by market conditions. This estimated annual portfolio turnover rate is based on the expected regular turnover resulting from the Fund’s implementation of its investment strategy, and does not take into account turnover that may occur as a result of purchases and redemptions into and out of the Fund’s portfolio.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss. The following is a summary description of certain risks of investing in the Fund.
Common Stock Risk: The Fund may invest in, or have exposure to, common stocks. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Counterparty Risk: The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.
Credit Risk: Credit risk refers to the possibility that the issuer of a security or the issuer of the reference asset of a derivative instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that the issuer will not default on its payment obligations or that bonds will not otherwise lose value.
Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.
Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security or currency (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument.

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Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the section entitled “Principal Investment Strategies of the Fund,” futures contracts, forward contracts and swaps. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•	The Fund generally holds its foreign instruments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
•	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s  skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s  inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Hedging Transactions Risk: The Adviser  from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser  may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees).
High Portfolio Turnover Risk: The investment techniques and strategies utilized by the Fund, including investments made on a shorter-term basis or in derivative instruments or instruments with a maturity of one year or less at the time of acquisition, may result in frequent portfolio trading and high portfolio turnover. High portfolio turnover rates will cause the Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders in the Fund.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the

AQR Funds–Prospectus21
Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share. Investments in real estate investment trusts or securities with similar characteristics that pool investors’ capital to purchase or finance real estate investments also involve certain unique risks, including concentration risk (by geography or property type) and interest rate risk (i.e., in a rising interest rate environment, the stock prices of real estate-related investments may decline and the borrowing costs of these companies may increase).
Leverage Risk: As part of the Fund’s principal investment strategy, the Fund will make investments in futures contracts, forward contracts, swaps and other derivative instruments. These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure to the underlying instrument, as well as the potential for greater loss. If the Fund uses leverage through activities such as entering into short sales or purchasing derivative instruments, the Fund has the risk that losses may exceed the net assets of the Fund. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements.
Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid-Cap Securities Risk: The Fund may invest in, or have exposure to, the securities of mid-cap companies. The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and traditional and non-traditional data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in forecasting movements in industries, sectors or companies or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.
The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.
Short Sale Risk: The Fund enters into a short sale by selling a security it has borrowed (typically from a broker or other institution). If the market price of a security increases after the Fund borrows the security, the Fund will suffer a (potentially unlimited) loss when it replaces the borrowed security at the higher price. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. In addition, the Fund may not always be able to borrow the security at a particular time or at an acceptable price. The

AQR Funds–Prospectus22
Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Short sales also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses.
Small-Cap Securities Risk: Investments in or exposure to the securities of companies with smaller market capitalizations involve higher risks in some respects than do investments in securities of larger companies. For example, prices of such securities are often more volatile than prices of large capitalization securities. In addition, due to thin trading in some such securities, an investment in these securities may be less liquid (i.e., harder to sell) than that of larger capitalization securities. Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.
Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund. Additionally, certain unexpected market events or significant adverse market movements could result in the Fund not holding enough assets to be able to meet its obligations under the agreement. Such occurrences may negatively impact the Fund’s ability to implement its principal investment strategies and could result in losses to the Fund.
Value Style Risk: Investing in or having exposure to “value” securities, as described in the section titled “Principal Investment Strategies of the Fund,” presents the risk that the securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.
Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.
Performance Information
The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund.
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance, including its current NAV per share, can be obtained by visiting https://funds.aqr.com.
Class R6 Shares—Total Returns
The bar chart below provides an illustration of how the Fund’s performance has varied in each of the indicated calendar years.
Highest Quarterly Return	Lowest Quarterly Return
10.04% (3Q15)	-8.49% (2Q18)

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Average Annual Total Returns as of December 31, 2019
The following table compares the Fund’s average annual total returns for Class R6 Shares as of December 31, 2019 to the ICE BofAML US 3-Month Treasury Bill Index. You cannot invest directly in an index. The table includes all applicable fees and sales charges.
	One Year	Five Year	Since Inception (October 7, 2014)
AQR Equity Market Neutral Fund—Class R6
Return Before Taxes	-11.17%	0.70%	1.79%
Return After Taxes on Distributions	-11.93%	-0.12%	0.54%
Return After Taxes on Distributions and Sale of Fund Shares	-6.05%	0.33%	0.96%
ICE BofAML US 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	2.28%	1.07%	1.03%
After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes and the return after taxes on distributions due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Michele L. Aghassi, Ph.D.	March 16, 2016	Principal of the Adviser
Andrea Frazzini, Ph.D., M.S.	October 7, 2014	Principal of the Adviser
Ronen Israel, M.A.	March 16, 2016	Principal of the Adviser
Lars N. Nielsen, M.Sc.	January 1, 2020	Principal of the Adviser
For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 121 of the prospectus.

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AQR Global Macro Fund
Fund Summary — May 1, 2020
Investment Objective
The AQR Global Macro Fund (the “Fund”) seeks positive absolute returns.
As further described under “Details About the AQR Global Macro Fund” in the Fund’s prospectus, a “positive absolute return” seeks to earn a positive total return over a reasonable period of time regardless of market conditions or general market direction.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class R6
Management Fee	1.25%
Distribution (12b-1) Fee	None
Other Expenses	0.83%
Acquired Fund Fees and Expenses[1]	0.03%
Total Annual Fund Operating Expenses	2.11%
Less: Fee Waivers and/or Expense Reimbursements[2]	0.73%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	1.38%
[1]	Acquired Fund Fees and Expenses reflect the expenses incurred indirectly by the Fund as a result of the Fund's investments in underlying money market mutual funds, exchange-traded funds or other pooled investment vehicles.
[2]	The Adviser has contractually agreed to reimburse operating expenses of the Fund in an amount sufficient to limit Other Expenses in the table above at no more than 0.10% for Class R6 Shares. "Other Expenses" include all Fund operating expenses other than management fees and 12b-1 fees and exclude interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims and extraordinary expenses. This agreement (the “Expense Limitation Agreement”) will continue at least through April 30, 2021. The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust. The Adviser is entitled to recapture any fees waived and/or expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser waived fees or reimbursed expenses, provided that the amount recaptured may not cause the total annual operating expenses or Other Expenses, as applicable, attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the waiver and/or reimbursement and (ii) the applicable limits in effect at the time of recapture.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Expense Limitation Agreement through April 30, 2021, as discussed in Footnote No. 2 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class R6 Shares	$140	$591	$1,067	$2,384
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. In accordance with industry practice, derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate which leads to the 0% portfolio turnover rate reported above. If these instruments were included in the calculation, the Fund would have a high portfolio turnover rate (as discussed below under “Principal Investment Strategies of the Fund”).
Principal Investment Strategies of the Fund
The Fund pursues its investment objective by investing globally across a wide range of asset classes, including equities, fixed income, currencies and commodities, and may take both “long” and “short” positions in each of the asset classes or Instruments (as defined below). The Fund has the flexibility to shift its allocation across asset classes and markets around the world, including emerging markets, based on the Adviser’s assessment of their relative attractiveness.

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The Adviser uses a bottom up systematic process that considers several primary indicators of attractiveness in determining whether to take a long and/or short position in an Instrument or asset class: macroeconomic data, value, momentum, carry and defensive.
Macroeconomic Data: The Adviser seeks to evaluate the impact of macroeconomic news and macroeconomic momentum on the attractiveness of Instruments and asset classes around the world. Macroeconomic themes considered include, but are not limited to, business cycles, international trade, monetary policy, investor sentiment and asset-specific fundamentals.
The evaluation of macroeconomic attractiveness includes both quantitative and qualitative components.
•	Quantitative analysis measures an Instrument’s attractiveness based on the current level and historical evolution of key macroeconomic measures. These measures include, but are not limited to, growth and inflation forecasts, demand for exports, central bank actions and equity market performance.
•	Qualitative input adds a perspective not available through quantitative analysis. These considerations include, but are not limited to, the Adviser’s assessment of fiscal and monetary policy, trade policy, geo-political risks and supply-and-demand conditions.
Value: Value strategies favor investments that appear cheap over those that appear expensive based on fundamental measures related to price, seeking to capture the tendency for relatively cheap assets to outperform relatively expensive assets. The Fund will seek to buy assets that are cheap and sell those that are expensive relative to similar investments globally and relative to their historical averages. Examples of value measures include using price-to-earnings and price-to-book ratios for selecting equities.
Momentum: Momentum strategies favor investments that have performed relatively well over those that have underperformed over the medium-term, seeking to capture the tendency that an asset’s recent performance will continue in the near future. The Fund will seek to buy assets that recently outperformed and sell those that recently underperformed relative to similar investments globally and relative to their historical averages. Examples of momentum measures include simple price momentum for selecting equities and price- and yield-based momentum for selecting bonds.
Carry: Carry strategies favor investments with higher yields over those with lower yields, seeking to capture the tendency for higher yielding assets to provide higher returns than lower-yielding assets. The Fund will seek to buy high-yielding assets and sell low-yielding assets relative to similar investments globally and relative to their historical averages. An example of carry measures includes using interest rates to select currencies and bonds.
Defensive: Defensive strategies favor investments with low-risk characteristics over those with high-risk characteristics, seeking to capture the tendency for lower risk and higher-quality assets to generate higher risk-adjusted returns than higher risk and lower-quality assets. The Fund will seek to buy low-risk, high-quality assets and sell high-risk, low-quality assets. An example of a defensive measure includes the profitability of companies in an index.
Portfolio Construction
Each of the primary indicators of attractiveness (macroeconomic data, value, momentum, carry and defensive) is taken into consideration in determining whether the Fund’s position in the Instrument in question should be long or short. The owner of a “long” position in an Instrument will benefit from an increase in the price of the underlying instrument. The owner of a “short” position in an Instrument will benefit from a decrease in the price of the underlying instrument. The Fund goes long Instruments deemed overall attractive, and short Instruments deemed overall unattractive. When there is strong agreement among the indicators, the long or short position in an Instrument or asset class will be given a greater weighting in the portfolio, while conflicting indicators will result in a lesser weighting. Individual investments are bought or sold in accordance with periodic re-ranking and rebalancing, the frequency of which is expected to vary depending on the Adviser’s assessment of the investment’s attractiveness and global market conditions.
The Adviser allocates among the different asset classes based on their contribution to the Fund’s risk budget — i.e., the targeted level of risk or volatility. The allocation process allows the Adviser to make tactical risk adjustments while maintaining long-term strategic risk weights. Within each asset class, a portion of the Fund’s target risk is allocated based on the macroeconomic indicators, with the remainder allocated based on the value, momentum, carry and defensive indicators. These relative weights, and the relative weights to each of the value, momentum, carry and defensive indicators, can vary depending on market conditions.
The Adviser generally expects that the Fund’s performance will have a low correlation to the performance of the general global equity, fixed income, currency and commodity markets over any given market cycle; however, the Fund’s performance may correlate to the performance of any one or more of those markets over short-term periods.

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The Adviser, on average, will target an annualized volatility level for the Fund of 10%. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. The Adviser expects that the Fund’s targeted annualized forecasted volatility will typically range between 5% and 15%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Higher volatility generally indicates higher risk. Actual or realized volatility can and will differ from the forecasted or target volatility described above.
Instruments
Generally, the Fund will invest in Instruments providing exposure to a number of different countries throughout the world, one of which may be the United States. Under normal circumstances, the Fund will invest significantly (at least 40%, unless market conditions are not deemed favorable by the Adviser in which case the Fund would invest at least 30%) outside the U.S. The Fund will invest primarily through exposure to foreign currencies and interest rates, sovereign debt, equity indices representing countries other than the U.S. and through exposure to companies (i) organized or located outside the U.S., (ii) whose primary trading market is located outside the U.S. or (iii) doing a substantial amount of business outside the U.S., which the Fund considers as a company that derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries including the U.S.).
In seeking to achieve its investment objective, the Fund will enter into both “long” and “short” positions using derivative instruments. The Adviser generally expects that the Fund will have exposure in long and short positions across all four major asset classes (commodities, currencies, fixed income and equities), but at any one time the Fund may emphasize one or two of the asset classes or a limited number of exposures within an asset class.
The Fund invests primarily in a portfolio of futures contracts, futures-related instruments, forwards and swaps, including, but not limited to, global developed and emerging market equity index futures, swaps on equity index futures, equity swaps and options on equity indices, global developed and emerging market currency forwards, commodity futures, forwards and swaps, global developed fixed income futures, and bond and interest rate futures and swaps (collectively, the “Instruments”). The Fund will either invest directly in the Instruments or indirectly by investing in the Subsidiary (as described below) that invests in the Instruments. The Fund may also invest in exchange-traded funds or exchange-traded notes.
Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. The Fund’s use of futures contracts, forward contracts, swaps and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use Instruments that have a leveraging effect. For example, if the Adviser seeks to gain enhanced exposure to a specific asset class through an Instrument providing leveraged exposure to the class and that Instrument increases in value, the gain to the Fund will be magnified. If that investment decreases in value, however, the loss to the Fund will be magnified. As a result of the Fund’s strategy, the Fund may have highly leveraged exposure to one or more asset classes at times. A decline in the Fund’s assets due to losses magnified by the Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
The Fund’s strategy engages in frequent portfolio trading which may result in a higher portfolio turnover rate than a fund with less frequent trading, and correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund, and may have adverse tax consequences. The Adviser utilizes portfolio optimization techniques to determine the frequency of trading, taking into account the transaction costs associated with trading each Instrument, and employs sophisticated proprietary trading techniques in an effort to mitigate trading costs and execution impact on the Fund.
A significant portion of the assets of the Fund may be invested directly or indirectly in money market instruments, which may include, but are not limited to, U.S. Government securities, U.S. Government agency securities, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market fund shares, interests in short-term investment funds, short-term bond fund shares, and cash and cash equivalents with one year or less term to maturity. These cash or cash equivalent holdings serve as collateral for the positions the Fund takes and also earn income for the Fund. While the Fund normally does not engage in any direct borrowing, leverage is implicit in the futures and other derivatives it trades.
The Fund intends to make investments through the Subsidiary and may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest primarily in commodity futures, commodity forwards, commodity swaps, swaps on commodity futures and other commodity-linked derivative

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Instruments but it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivatives, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, the Fund and the Subsidiary will be subject to the same fundamental investment restrictions on a consolidated basis and, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss. The following is a summary description of certain risks of investing in the Fund.
Commodities Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Additionally, the Fund may gain exposure to the commodities markets through investments in exchange-traded notes, the value of which may be influenced by, among other things, time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in underlying markets, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument.
Common Stock Risk: The Fund may invest in, or have exposure to, common stocks. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Counterparty Risk: The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.
Credit Risk: Credit risk refers to the possibility that the issuer of a security or the issuer of the reference asset of a derivative instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that the issuer will not default on its payment obligations or that bonds will not otherwise lose value.
Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.
Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the section

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entitled “Principal Investment Strategies of the Fund,” futures contracts, forward contracts, options and swaps. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Emerging Market Risk: The Fund intends to have exposure to emerging markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.
Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•	The Fund generally holds its foreign instruments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
•	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s  skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s  inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Hedging Transactions Risk: The Adviser  from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser  may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees).
High Portfolio Turnover Risk: The investment techniques and strategies utilized by the Fund, including investments made on a shorter-term basis or in derivative instruments or instruments with a maturity of one year or less at the time of acquisition, may result in frequent portfolio trading and high portfolio turnover. High portfolio turnover rates will cause the Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders in the Fund.
Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser.

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Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share.
Leverage Risk: As part of the Fund’s principal investment strategy, the Fund will make investments in futures contracts, forward contracts, options, swaps and other derivative instruments. These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure to the underlying instrument, as well as the potential for greater loss. If the Fund uses leverage through purchasing derivative instruments, the Fund has the risk that losses may exceed the net assets of the Fund. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements.
The 1940 Act and the rules and interpretations thereunder impose certain limitations on the Fund’s ability to use leverage; however, the Fund is not subject to any additional limitations on its net long and short exposures. For example, the Fund could hold instruments that provide five times the net return of a broad- or narrow-based securities index.
Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid-Cap Securities Risk: The Fund may invest in, or have exposure to, the securities of mid-cap companies. The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in selecting investments or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.
The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.

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Non-Diversified Status Risk: The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.
Options Risk: An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.
Short Sale Risk: The Fund may take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Short sales also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses.
Small-Cap Securities Risk: Investments in or exposure to the securities of companies with smaller market capitalizations involve higher risks in some respects than do investments in securities of larger companies. For example, prices of such securities are often more volatile than prices of large capitalization securities. In addition, due to thin trading in some such securities, an investment in these securities may be less liquid (i.e., harder to sell) than that of larger capitalization securities. Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.
Sovereign Debt Risk: The Fund may invest in, or have exposure to, sovereign debt instruments. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. The Fund and the Subsidiary will be subject to the same investment restrictions and limitations on a consolidated basis, and to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund.
Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund. Additionally, certain unexpected market events or significant adverse market movements could result in the Fund not holding enough assets to be able to meet its obligations under the agreement. Such occurrences may negatively impact the Fund’s ability to implement its principal investment strategies and could result in losses to the Fund.
Tax Risk: In order for the Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90 percent of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. Income from certain commodity-linked derivative instruments in which the Fund invests is not considered qualifying income. The Fund will therefore restrict its income from direct investments in commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10 percent of its gross income.
The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or its Subsidiary to operate as described in this

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prospectus and the SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
U.S. Government Securities Risk: Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.
Value Style Risk: Investing in or having exposure to “value” securities, as described in the section titled “Principal Investment Strategies of the Fund,” presents the risk that the securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.
Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.
Performance Information
The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The Fund commenced operations on April 8, 2014, however, the Class R6 Shares commenced operations on September 2, 2014.
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance, including its current NAV per share and the performance of other classes of the Fund, can be obtained by visiting https://funds.aqr.com.
Class R6 Shares—Total Returns
The bar chart below provides an illustration of how the Fund’s Class R6 Shares’ performance has varied in each of the indicated calendar years.
Highest Quarterly Return	Lowest Quarterly Return
6.51% (1Q18)	-2.94% (2Q15)

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Average Annual Total Returns as of December 31, 2019
The following table compares the Fund’s average annual total returns for Class R6 Shares as of December 31, 2019 to the ICE BofAML US 3-Month Treasury Bill Index. You cannot invest directly in an index. The table includes all applicable fees and sales charges.
	One Year	Five Year	Since Inception (September 2, 2014)
AQR Global Macro Fund—Class R6
Return Before Taxes	5.01%	2.18%	2.51%
Return After Taxes on Distributions	4.99%	1.32%	1.69%
Return After Taxes on Distributions and Sale of Fund Shares	2.96%	1.49%	1.76%
ICE BofAML US 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	2.28%	1.07%	1.01%
After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return after taxes on distributions due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
John M. Liew, Ph.D., M.B.A.	April 8, 2014	Founding Principal of the Adviser
Jordan Brooks, Ph.D., M.A.	April 8, 2014	Principal of the Adviser
Michael Katz, Ph.D., A.M.	April 8, 2014	Principal of the Adviser
David Kupersmith, M.B.A.	April 8, 2014	Principal of the Adviser
Yao Hua Ooi	January 1, 2020	Principal of the Adviser
For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 121 of the prospectus.

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AQR Long-Short Equity Fund
Fund Summary — May 1, 2020
Investment Objective
The AQR Long-Short Equity Fund (the “Fund”) seeks capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class R6
Management Fee	1.10%
Distribution (12b-1) Fee	None
Other Expenses
Dividends on short sales[1,2]	0.02%
All other expenses	0.09%
Total Other Expenses	0.11%
Acquired Fund Fees and Expenses[3]	0.02%
Total Annual Fund Operating Expenses[2]	1.23%
Less: Fee Waivers and/or Expense Reimbursements[4]	0.00%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[5]	1.23%
[1]	When a cash dividend is declared on a stock the Fund has sold short, the Fund is required to pay an amount equal to the dividend to the party from which the Fund has borrowed the stock, and to record the payment as an expense. Dividends on short sales has been restated to reflect an estimate expected to be incurred during the current fiscal year.
[2]	The Total Annual Fund Operating Expenses for Class R6 Shares do not correlate to the Class R6 Shares’ ratio to average net assets of expenses, before reimbursements and/or waivers given in the Fund’s most recent annual report which does not include the restatement of the dividends on short sales expense.
[3]	Acquired Fund Fees and Expenses reflect the expenses incurred indirectly by the Fund as a result of the Fund's investments in underlying money market mutual funds, exchange-traded funds or other pooled investment vehicles.
[4]	The Adviser has contractually agreed to reimburse operating expenses of the Fund in an amount sufficient to limit All Other Expenses in the table above at no more than 0.10% for Class R6 Shares. "All Other Expenses" include all Fund operating expenses other than management fees and 12b-1 fees and exclude interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims and extraordinary expenses. This agreement (the “Expense Limitation Agreement”) will continue at least through April 30, 2021. The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust. The Adviser is entitled to recapture any fees waived and/or expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser waived fees or reimbursed expenses, provided that the amount recaptured may not cause the total annual operating expenses or All Other Expenses, as applicable, attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the waiver and/or reimbursement and (ii) the applicable limits in effect at the time of recapture.
[5]	Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements are 1.21% for Class R6 Shares if dividends on short sales are not included.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Expense Limitation Agreement through April 30, 2021, as discussed in Footnote No. 4 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class R6 Shares	$125	$390	$676	$1,489
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 292% of the average value of its portfolio.

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Principal Investment Strategies of the Fund
The Fund seeks to provide investors with three different sources of return: 1) the potential gains from its long-short equity positions, 2) overall exposure to equity markets, and 3) the tactical variation of its net exposure to equity markets. The Fund seeks to provide higher risk-adjusted returns with lower volatility compared to global equity markets.
Under normal market conditions, the Fund pursues its investment objective by investing at least 80% of its net assets (including borrowings for investment purposes) in equity instruments and equity related and/or derivative instruments. Equity instruments include common stock, preferred stock, depositary receipts and shares or interests in real estate investment trusts (“REITs”) or REIT-like entities (“Equity Instruments”). Equity related and/or derivative instruments are investments that provide exposure to the performance of equity instruments, including equity swaps (both single-name and index swaps), equity index futures and exchange-traded funds and similar pooled investment vehicles (collectively, “Equity Derivative Instruments” and together with Equity Instruments, “Instruments”).
In managing the Fund, the Adviser takes long positions in those Instruments that, based on proprietary quantitative models, the Adviser forecasts to be undervalued and likely to increase in price, and takes short positions in those Instruments that the Adviser forecasts to be overvalued and likely to decrease in price.
The Fund may invest in or have exposure to companies of any size. The Fund has no geographic limits on where it may invest. The Fund will generally invest in instruments of companies located in global developed markets, including the United States. As of the date of this prospectus, the Adviser considers global developed markets to be those countries included in the MSCI World Index. The Fund does not limit its investments to any one country and may invest in any one country without limit.
The Adviser uses a set of value, momentum, quality and other economic indicators to generate an investment portfolio based on the Adviser’s global security selection and asset allocation models.
•	Value indicators identify investments that appear cheap based on fundamental measures. Examples of value indicators include using price-to-earnings and price-to-book ratios for choosing individual equities.
•	Momentum indicators identify investments showing signs of improvement, whether based on prices or fundamentals. Examples of momentum indicators include simple price momentum for choosing individual equities based on strong recent performance.
•	Quality indicators identify stable companies in good business health, including those with strong profitability and stable earnings.
•	Sentiment indicators identify companies favored by high-conviction investors or companies whose management is acting in shareholder-friendly ways.
•	In addition to these indicators, the Adviser may use a number of additional indicators based on the Adviser’s proprietary research. The Adviser may add or modify the economic indicators employed in selecting portfolio holdings from time to time.
Applying these indicators, the Adviser takes long or short positions in sectors, industries and companies that it believes are attractive or unattractive. In the aggregate the Fund expects to have net long exposure to the equity markets, which the Adviser may adjust over time. When the Adviser determines that market conditions are unfavorable, the Fund may reduce its long market exposure. Similarly, when the Adviser determines that market conditions are favorable, the Fund may increase its long market exposure.
The Fund is not designed to be market-neutral. The Adviser will use a tactical allocation overlay to manage the Fund’s beta exposure to broad global markets through the use of Equity Derivative Instruments and foreign currency forwards. The Adviser, on average, intends to target a portfolio beta of 0.5. The Adviser expects that the Fund’s target beta will typically range from 0.3 to 0.7.
The Fund may, but is not required to, hedge exposure to foreign currencies using foreign currency forwards or futures.
The Fund, when taking a “long” equity position, will purchase a security that will benefit from an increase in the price of that security. When taking a “short” equity position, the Fund borrows the security from a third party and sells it at the then current market price. A “short” equity position will benefit from a decrease in price of the security and will lose value if the price of the security increases. Similarly, the Fund also takes “long” and “short” positions in Equity Derivative Instruments. A “long” position in an Equity Derivative Instrument will benefit from an increase in the price of the underlying instrument. A “short” position in an Equity Derivative Instrument will benefit from a decrease in the price of the underlying instrument and will lose value if the price of the underlying instrument increases. Simultaneously engaging in long investing and short selling is designed to reduce the net exposure of the overall portfolio to general market movements.

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The Fund uses Equity Derivative Instruments and foreign currency forwards as a substitute for investing in conventional securities and for investment purposes to increase its economic exposure to a particular security, index or currency in a cost-effective manner. At times, the Fund may gain all equity or currency exposure through the use of Equity Derivative Instruments and currency derivative instruments, and may invest in such instruments without limitation. The Fund’s use of Equity Derivative Instruments and currency derivative instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset underlying an Equity Derivative Instrument or currency derivative instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use Equity Derivative Instruments and currency derivative instruments that have a leveraging effect. For example, if the Adviser seeks to gain enhanced exposure to a specific asset through an Equity Derivative Instrument providing leveraged exposure to the asset and that Equity Derivative Instrument increases in value, the gain to the Fund will be magnified. If that investment decreases in value, however, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Equity Derivative Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Equity Derivative Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
A significant portion of the Fund’s assets may be held in cash or cash equivalents including, but not limited to, money market instruments, U.S. treasury bills, interests in short-term investment funds or shares of money market or short-term bond funds. These cash or cash equivalent holdings serve as collateral for the positions the Fund takes and also earn income for the Fund.
When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the Fund is expected to have annual turnover of approximately 250% to 500%, although actual portfolio turnover may be higher or lower and will be affected by market conditions. This estimated annual portfolio turnover rate is based on the expected regular turnover resulting from the Fund’s implementation of its investment strategy, and does not take into account turnover that may occur as a result of purchases and redemptions into and out of the Fund’s portfolio.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss. The following is a summary description of certain risks of investing in the Fund.
Common Stock Risk: The Fund may invest in, or have exposure to, common stocks. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Counterparty Risk: The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.
Credit Risk: Credit risk refers to the possibility that the issuer of a security or the issuer of the reference asset of a derivative instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that the issuer will not default on its payment obligations or that bonds will not otherwise lose value.
Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.

AQR Funds–Prospectus36
Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security or currency (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the section entitled “Principal Investment Strategies of the Fund,” futures contracts, forward contracts and swaps. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•	The Fund generally holds its foreign instruments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
•	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s  skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s  inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Hedging Transactions Risk: The Adviser  from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser  may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees).
High Portfolio Turnover Risk: The investment techniques and strategies utilized by the Fund, including investments made on a shorter-term basis or in derivative instruments or instruments with a maturity of one year or less at the time of acquisition, may result in frequent portfolio trading and high portfolio turnover. High portfolio turnover rates will cause the Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders in the Fund.

AQR Funds–Prospectus37
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share. Investments in real estate investment trusts or securities with similar characteristics that pool investors’ capital to purchase or finance real estate investments also involve certain unique risks, including concentration risk (by geography or property type) and interest rate risk (i.e., in a rising interest rate environment, the stock prices of real estate-related investments may decline and the borrowing costs of these companies may increase).
Leverage Risk: As part of the Fund’s principal investment strategy, the Fund will make investments in futures contracts, forward contracts, swaps and other derivative instruments. These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure to the underlying instrument, as well as the potential for greater loss. If the Fund uses leverage through activities such as entering into short sales or purchasing derivative instruments, the Fund has the risk that losses may exceed the net assets of the Fund. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements.
Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid-Cap Securities Risk: The Fund may invest in, or have exposure to, the securities of mid-cap companies. The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and traditional and non-traditional data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in forecasting movements in industries, sectors or companies or in determining the weighting of investment positions that will enable the Fund to achieve its investment objectives.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.
The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.

AQR Funds–Prospectus38
Short Sale Risk: The Fund enters into a short sale by selling a security it has borrowed (typically from a broker or other institution). If the market price of a security increases after the Fund borrows the security, the Fund will suffer a (potentially unlimited) loss when it replaces the borrowed security at the higher price. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. In addition, the Fund may not always be able to borrow the security at a particular time or at an acceptable price. The Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Short sales also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses.
Small-Cap Securities Risk: Investments in or exposure to the securities of companies with smaller market capitalizations involve higher risks in some respects than do investments in securities of larger companies. For example, prices of such securities are often more volatile than prices of large capitalization securities. In addition, due to thin trading in some such securities, an investment in these securities may be less liquid (i.e., harder to sell) than that of larger capitalization securities. Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.
Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund. Additionally, certain unexpected market events or significant adverse market movements could result in the Fund not holding enough assets to be able to meet its obligations under the agreement. Such occurrences may negatively impact the Fund’s ability to implement its principal investment strategies and could result in losses to the Fund.
Value Style Risk: Investing in or having exposure to “value” securities, as described in the section titled “Principal Investment Strategies of the Fund,” presents the risk that the securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.
Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.
Performance Information
The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The Fund commenced operations on July 16, 2013, however, the Class R6 Shares commenced operations on September 2, 2014.
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance, including its current NAV per share and the performance of other classes of the Fund, can be obtained by visiting https://funds.aqr.com.
Class R6 Shares—Total Returns
The bar chart below provides an illustration of how the Fund’s Class R6 Shares’ performance has varied in each of the indicated calendar years.
Highest Quarterly Return	Lowest Quarterly Return
6.37% (3Q17)	-8.89% (4Q18)

AQR Funds–Prospectus39
Average Annual Total Returns as of December 31, 2019
The following table compares the Fund’s average annual total returns for Class R6 Shares as of December 31, 2019 to a reference benchmark comprised as follows: 50% MSCI World Index and 50% ICE BofAML US 3-Month Treasury Bill Index. You cannot invest directly in an index. The table includes all applicable fees and sales charges.
	One Year	Five Year	Since Inception (September 2, 2014)
AQR Long-Short Equity Fund—Class R6
Return Before Taxes	1.28%	5.06%	5.93%
Return After Taxes on Distributions	1.28%	3.42%	3.77%
Return After Taxes on Distributions and Sale of Fund Shares	0.75%	3.41%	3.82%
50% MSCI World Index and 50% ICE BofAML US 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	14.53%	5.02%	4.54%
After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return after taxes on distributions due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Michele L. Aghassi, Ph.D.	March 16, 2016	Principal of the Adviser
Andrea Frazzini, Ph.D., M.S.	July 16, 2013	Principal of the Adviser
Ronen Israel, M.A.	January 1, 2020	Principal of the Adviser
Lars N. Nielsen, M.Sc.	January 1, 2020	Principal of the Adviser
For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 121 of the prospectus.

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AQR Managed Futures Strategy Fund
Fund Summary — May 1, 2020
Investment Objective
The AQR Managed Futures Strategy Fund (the “Fund”) seeks positive absolute returns.
As further described under “Details About the AQR Managed Futures Strategy Fund” in the Fund’s prospectus, a “positive absolute return” seeks to earn a positive total return over a reasonable period of time regardless of market conditions or general market direction.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class R6
Management Fee	1.05%
Distribution (12b-1) Fee	None
Other Expenses
Interest expense	0.01%
All other expenses	0.08%
Total Other Expenses	0.09%
Acquired Fund Fees and Expenses[1]	0.02%
Total Annual Fund Operating Expenses	1.16%
Less: Fee Waivers and/or Expense Reimbursements[2]	0.00%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	1.16%
[1]	Acquired Fund Fees and Expenses reflect the expenses incurred indirectly by the Fund as a result of the Fund's investments in underlying money market mutual funds, exchange-traded funds or other pooled investment vehicles.
[2]	The Adviser has contractually agreed to reimburse operating expenses of the Fund in an amount sufficient to limit All Other Expenses in the table above at no more than 0.10% for Class R6 Shares. "All Other Expenses" include all Fund operating expenses other than management fees and 12b-1 fees and exclude interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims and extraordinary expenses. This agreement (the “Expense Limitation Agreement”) will continue at least through April 30, 2021. The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust. The Adviser is entitled to recapture any fees waived and/or expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser waived fees or reimbursed expenses, provided that the amount recaptured may not cause the total annual operating expenses or All Other Expenses, as applicable, attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the waiver and/or reimbursement and (ii) the applicable limits in effect at the time of recapture.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Expense Limitation Agreement through April 30, 2021, as discussed in Footnote No. 2 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class R6 Shares	$118	$368	$638	$1,409
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. In accordance with industry practice, derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate which leads to the 0% portfolio turnover rate reported above. If these instruments were included in the calculation, the Fund would have a high portfolio turnover rate (as discussed below under “Principal Investment Strategies of the Fund”).
Principal Investment Strategies of the Fund
The Fund pursues its investment objective by allocating assets among four major asset classes (commodities, currencies, equities and fixed income).

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Generally, the Fund gains exposure to asset classes by investing in more than 100 futures contracts, futures-related instruments, forwards and swaps, including, but not limited to, commodity futures, forwards and swaps; currencies and currency futures and forwards; equity index futures and equity swaps; bond futures and swaps; and interest rate futures and swaps (collectively, the “Instruments”). The Fund may either invest directly in the Instruments or indirectly by investing in the Subsidiary (as described below) that invests in the Instruments. There are no geographic limits on the market exposure of the Fund’s assets. This flexibility allows the Adviser to look for investments or gain exposure to asset classes and markets around the world, including emerging markets, that it believes will enhance the Fund’s ability to meet its objective. The Fund may also invest in exchange-traded funds or exchange-traded notes through which the Fund can participate in the performance of one or more Instruments. The Fund’s return is expected to be derived principally from changes in the value of securities and its portfolio is expected to consist principally of securities.
The Adviser uses a proprietary, systematic and quantitative process which seeks to benefit from price trends in commodity, currency, equity and fixed income Instruments. As part of this process, the Fund will take either a long or short position in a given Instrument. The size and type (long or short) of the position taken will relate to various factors, including the Adviser’s systematic assessment of a trend and its likelihood of continuing as well as the Adviser’s estimate of the Instrument’s risk. The owner of a “long” position in a derivative instrument will benefit from an increase in the price of the underlying instrument. The owner of a “short” position in a derivative instrument will benefit from a decrease in the price of the underlying instrument. The Adviser generally expects that the Fund will have exposure in long and short positions across all four major asset classes (commodities, currencies, fixed income and equities), but at any one time the Fund may emphasize one or two of the asset classes or a limited number of exposures within an asset class.
Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. The Fund’s use of futures contracts, forward contracts, swaps and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use Instruments that have a leveraging effect. For example, if the Adviser seeks to gain enhanced exposure to a specific asset class through an Instrument providing leveraged exposure to the asset class and that Instrument increases in value, the gain to the Fund will be magnified. If that investment decreases in value, however, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
The Adviser, on average, will target an annualized volatility level for the Fund of 10%. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. The Adviser expects that the Fund’s targeted annualized forecasted volatility will typically range between 5% and 13%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Higher volatility generally indicates higher risk. Actual or realized volatility can and will differ from the forecasted or target volatility described above.
As a result of the Fund’s strategy, the Fund may have highly leveraged exposure to one or more asset classes at times. The 1940 Act and the rules and interpretations thereunder impose certain limitations on the Fund’s ability to use leverage; however, the Fund is not subject to any additional limitations on its net long and short exposures. For example, the Fund, on average, could hold instruments that provide three to four times the net return of a broad- or narrow-based securities index. For more information on these and other risk factors, please see the “Principal Risks of Investing in the Fund” and “Investment Techniques-Segregation of Assets” sections of the prospectus.
When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the Fund’s strategy will result in frequent portfolio trading and high portfolio turnover (typically greater than 300% per year).
A significant portion of the assets of the Fund may be invested directly or indirectly in money market instruments, which may include, but are not be limited to, U.S. Government securities, U.S. Government agency securities, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market fund shares, short-term bond fund shares, interests in short-term investment funds and cash and cash equivalents with one year or less term to maturity. These cash or cash equivalent holdings serve as collateral for the positions the Fund takes and also earn income for the Fund.
The Fund intends to make investments through the Subsidiary and may invest up to 25% of its total assets in the Subsidiary. Generally, the Subsidiary will invest primarily in commodity futures, forwards and swaps, but it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered

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investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivative instruments, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, the Fund and the Subsidiary will be subject to the same fundamental investment restrictions on a consolidated basis and, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss. The following is a summary description of certain risks of investing in the Fund.
Commodities Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Additionally, the Fund may gain exposure to the commodities markets through investments in exchange-traded notes, the value of which may be influenced by, among other things, time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in underlying markets, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument.
Counterparty Risk: The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.
Credit Risk: Credit risk refers to the possibility that the issuer of a security or the issuer of the reference asset of a derivative instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that the issuer will not default on its payment obligations or that bonds will not otherwise lose value.
Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.
Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the section entitled “Principal Investment Strategies of the Fund,” futures contracts, forward contracts and swaps. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

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Emerging Market Risk: The Fund intends to have exposure to emerging markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.
Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•	The Fund generally holds its foreign instruments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
•	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s  skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s  inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Hedging Transactions Risk: The Adviser  from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser  may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees).
High Portfolio Turnover Risk: The investment techniques and strategies utilized by the Fund, including investments made on a shorter-term basis or in derivative instruments or instruments with a maturity of one year or less at the time of acquisition, may result in frequent portfolio trading and high portfolio turnover. High portfolio turnover rates will cause the Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders in the Fund.
Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that

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invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share.
Leverage Risk: As part of the Fund’s principal investment strategy, the Fund will make investments in futures contracts, forward contracts, swaps and other derivative instruments to gain long and short exposure across four major asset classes (commodities, currencies, fixed income and equities). These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure to the underlying instrument, as well as the potential for greater loss. If the Fund uses leverage through purchasing derivative instruments, the Fund has the risk that losses may exceed the net assets of the Fund. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements.
Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in identifying trends or in determining the size and direction of investment positions that will enable the Fund to achieve its investment objective.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.
The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.
Non-Diversified Status Risk: The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.
Short Sale Risk: The Fund may take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Short sales also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses.
Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. The Fund and the Subsidiary will be subject to the same investment restrictions and limitations on a

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consolidated basis, and to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund.
Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund. Additionally, certain unexpected market events or significant adverse market movements could result in the Fund not holding enough assets to be able to meet its obligations under the agreement. Such occurrences may negatively impact the Fund’s ability to implement its principal investment strategies and could result in losses to the Fund.
Tax Risk: In order for the Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90 percent of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. Income from certain commodity-linked derivative instruments in which the Fund invests is not considered qualifying income. The Fund will therefore restrict its income from direct investments in commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10 percent of its gross income.
The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or its Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
U.S. Government Securities Risk: Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.
Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.
Performance Information
The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The Fund commenced operations on January 5, 2010, however, the Class R6 Shares commenced operations on September 2, 2014.
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance, including its current NAV per share and the performance of other classes of the Fund, can be obtained by visiting https://funds.aqr.com.
Class R6 Shares—Total Returns
The bar chart below provides an illustration of how the Fund’s Class R6 Shares’ performance has varied in each of the indicated calendar years.
Highest Quarterly Return	Lowest Quarterly Return
8.66% (1Q15)	-8.32% (2Q15)

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Average Annual Total Returns as of December 31, 2019
The following table compares the Fund’s average annual total returns for Class R6 Shares as of December 31, 2019 to the ICE BofAML US 3-Month Treasury Bill Index. You cannot invest directly in an index. The table includes all applicable fees and sales charges.
	One Year	Five Year	Since Inception (September 2, 2014)
AQR Managed Futures Strategy Fund—Class R6
Return Before Taxes	2.03%	-2.92%	-0.49%
Return After Taxes on Distributions	0.72%	-3.64%	-1.78%
Return After Taxes on Distributions and Sale of Fund Shares	1.20%	-2.44%	-0.79%
ICE BofAML US 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	2.28%	1.07%	1.01%
After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes and the return after taxes on distributions due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Clifford S. Asness, Ph.D., M.B.A.	January 5, 2010	Managing and Founding Principal of the Adviser
John M. Liew, Ph.D., M.B.A.	January 5, 2010	Founding Principal of the Adviser
Ari Levine, M.S.	May 1, 2014	Principal of the Adviser
Yao Hua Ooi	January 5, 2010	Principal of the Adviser
For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 121 of the prospectus.

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AQR Managed Futures Strategy HV Fund
Fund Summary — May 1, 2020
Investment Objective
The AQR Managed Futures Strategy HV Fund (the “Fund”) seeks positive absolute returns.
As further described under “Details About the AQR Managed Futures Strategy HV Fund” in the Fund’s prospectus, a “positive absolute return” seeks to earn a positive total return over a reasonable period of time regardless of market conditions or general market direction.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class R6
Management Fee	1.45%
Distribution (12b-1) Fee	None
Other Expenses	0.16%
Acquired Fund Fees and Expenses[1]	0.02%
Total Annual Fund Operating Expenses	1.63%
Less: Fee Waivers and/or Expense Reimbursements[2]	0.06%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	1.57%
[1]	Acquired Fund Fees and Expenses reflect the expenses incurred indirectly by the Fund as a result of the Fund's investments in underlying money market mutual funds, exchange-traded funds or other pooled investment vehicles.
[2]	The Adviser has contractually agreed to reimburse operating expenses of the Fund in an amount sufficient to limit Other Expenses in the table above at no more than 0.10% for Class R6 Shares. "Other Expenses" include all Fund operating expenses other than management fees and 12b-1 fees and exclude interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims and extraordinary expenses. This agreement (the “Expense Limitation Agreement”) will continue at least through April 30, 2021. The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust. The Adviser is entitled to recapture any fees waived and/or expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser waived fees or reimbursed expenses, provided that the amount recaptured may not cause the total annual operating expenses or Other Expenses, as applicable, attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the waiver and/or reimbursement and (ii) the applicable limits in effect at the time of recapture.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Expense Limitation Agreement through April 30, 2021, as discussed in Footnote No. 2 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class R6 Shares	$160	$508	$881	$1,928
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. In accordance with industry practice, derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate which leads to the 0% portfolio turnover rate reported above. If these instruments were included in the calculation, the Fund would have a high portfolio turnover rate (as discussed below under “Principal Investment Strategies of the Fund”).
Principal Investment Strategies of the Fund
The Fund pursues its investment objective by allocating assets among four major asset classes (commodities, currencies, equities and fixed income).
The “HV” in the Fund’s name reflects its “higher volatility” approach. The Adviser, on average, will target an annualized volatility level for the Fund of 15%. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns.  The Adviser expects that the Fund’s targeted

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annualized forecasted volatility will typically range between 7% and 20%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Higher volatility generally indicates higher risk. Actual or realized volatility can and will differ from the forecasted or target volatility described above.
Generally, the Fund gains exposure to asset classes by investing in more than 100 futures contracts, futures-related instruments, forwards and swaps, including, but not limited to, commodity futures, forwards and swaps; currencies and currency futures and forwards; equity index futures and equity swaps; bond futures and swaps; and interest rate futures and swaps (collectively, the “Instruments”). The Fund may either invest directly in the Instruments or indirectly by investing in the Subsidiary (as described below) that invests in the Instruments. There are no geographic limits on the market exposure of the Fund’s assets. This flexibility allows the Adviser to look for investments or gain exposure to asset classes and markets around the world, including emerging markets, that it believes will enhance the Fund’s ability to meet its objective. The Fund may also invest in exchange-traded funds or exchange-traded notes through which the Fund can participate in the performance of one or more Instruments. The Fund’s return is expected to be derived principally from changes in the value of securities and its portfolio is expected to consist principally of securities.
The Adviser uses a proprietary, systematic and quantitative process which seeks to benefit from price trends in commodity, currency, equity and fixed income Instruments. As part of this process, the Fund will take either a long or short position in a given Instrument. The size and type (long or short) of the position taken will relate to various factors, including the Adviser’s systematic assessment of a trend and its likelihood of continuing as well as the Adviser’s estimate of the Instrument’s risk. The owner of a “long” position in a derivative instrument will benefit from an increase in the price of the underlying instrument. The owner of a “short” position in a derivative instrument will benefit from a decrease in the price of the underlying instrument. The Adviser generally expects that the Fund will have exposure in long and short positions across all four major asset classes (commodities, currencies, fixed income and equities), but at any one time the Fund may emphasize one or two of the asset classes or a limited number of exposures within an asset class.
Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. The Fund’s use of futures contracts, forward contracts, swaps and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use Instruments that have a leveraging effect. For example, if the Adviser seeks to gain enhanced exposure to a specific asset class through an Instrument providing leveraged exposure to the asset class and that Instrument increases in value, the gain to the Fund will be magnified. If that investment decreases in value, however, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
As a result of the Fund’s strategy, the Fund may have highly leveraged exposure to one or more asset classes at times. The 1940 Act and the rules and interpretations thereunder impose certain limitations on the Fund’s ability to use leverage; however, the Fund is not subject to any additional limitations on its net long and short exposures. For example, the Fund, on average, could hold instruments that provide five to six times the net return of a broad- or narrow-based securities index. For more information on these and other risk factors, please see the “Principal Risks of Investing in the Fund” and “Investment Techniques-Segregation of Assets” sections of the prospectus.
When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the Fund’s strategy will result in frequent portfolio trading and high portfolio turnover (typically greater than 300% per year).
A significant portion of the assets of the Fund may be invested directly or indirectly in money market instruments, which may include, but are not be limited to, U.S. Government securities, U.S. Government agency securities, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market fund shares, short-term bond fund shares, interests in short-term investment funds and cash and cash equivalents with one year or less term to maturity. These cash or cash equivalent holdings serve as collateral for the positions the Fund takes and also earn income for the Fund.
The Fund intends to make investments through the Subsidiary and may invest up to 25% of its total assets in the Subsidiary. Generally, the Subsidiary will invest primarily in commodity futures, forwards and swaps, but it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivative instruments, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to

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its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, the Fund and the Subsidiary will be subject to the same fundamental investment restrictions on a consolidated basis and, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss. The following is a summary description of certain risks of investing in the Fund.
Commodities Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Additionally, the Fund may gain exposure to the commodities markets through investments in exchange-traded notes, the value of which may be influenced by, among other things, time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in underlying markets, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument.
Counterparty Risk: The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.
Credit Risk: Credit risk refers to the possibility that the issuer of a security or the issuer of the reference asset of a derivative instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that the issuer will not default on its payment obligations or that bonds will not otherwise lose value.
Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.
Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the section entitled “Principal Investment Strategies of the Fund,” futures contracts, forward contracts and swaps. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

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Emerging Market Risk: The Fund intends to have exposure to emerging markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.
Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•	The Fund generally holds its foreign instruments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
•	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s  skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s  inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Hedging Transactions Risk: The Adviser  from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser  may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees).
High Portfolio Turnover Risk: The investment techniques and strategies utilized by the Fund, including investments made on a shorter-term basis or in derivative instruments or instruments with a maturity of one year or less at the time of acquisition, may result in frequent portfolio trading and high portfolio turnover. High portfolio turnover rates will cause the Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders in the Fund.
Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that

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invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share.
Leverage Risk: As part of the Fund’s principal investment strategy, the Fund will make investments in futures contracts, forward contracts, swaps and other derivative instruments to gain long and short exposure across four major asset classes (commodities, currencies, fixed income and equities). These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure to the underlying instrument, as well as the potential for greater loss. If the Fund uses leverage through purchasing derivative instruments, the Fund has the risk that losses may exceed the net assets of the Fund. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements.
Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in identifying trends or in determining the size and direction of investment positions that will enable the Fund to achieve its investment objective.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.
The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.
Non-Diversified Status Risk: The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.
Short Sale Risk: The Fund may take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Short sales also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses.
Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. The Fund and the Subsidiary will be subject to the same investment restrictions and limitations on a

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consolidated basis, and to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund.
Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund. Additionally, certain unexpected market events or significant adverse market movements could result in the Fund not holding enough assets to be able to meet its obligations under the agreement. Such occurrences may negatively impact the Fund’s ability to implement its principal investment strategies and could result in losses to the Fund.
Tax Risk: In order for the Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90 percent of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. Income from certain commodity-linked derivative instruments in which the Fund invests is not considered qualifying income. The Fund will therefore restrict its income from direct investments in commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10 percent of its gross income.
The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or its Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
U.S. Government Securities Risk: Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.
Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.
Performance Information
The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The Fund commenced operations on July 16, 2013, however, the Class R6 Shares commenced operations on September 2, 2014.
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance, including its current NAV per share and the performance of other classes of the Fund, can be obtained by visiting https://funds.aqr.com.
Class R6 Shares—Total Returns
The bar chart below provides an illustration of how the Fund’s Class R6 Shares’ performance has varied in each of the indicated calendar years.
Highest Quarterly Return	Lowest Quarterly Return
13.00% (1Q15)	-12.21% (2Q15)

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Average Annual Total Returns as of December 31, 2019
The following table compares the Fund’s average annual total returns for Class R6 Shares as of December 31, 2019 to the ICE BofAML US 3-Month Treasury Bill Index. You cannot invest directly in an index. The table includes all applicable fees and sales charges.
	One Year	Five Year	Since Inception (September 2, 2014)
AQR Managed Futures Strategy HV Fund—Class R6
Return Before Taxes	1.93%	-5.19%	-1.58%
Return After Taxes on Distributions	0.21%	-6.04%	-3.10%
Return After Taxes on Distributions and Sale of Fund Shares	1.13%	-4.10%	-1.65%
ICE BofAML US 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	2.28%	1.07%	1.01%
After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes and the return after taxes on distributions due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Clifford S. Asness, Ph.D., M.B.A.	July 16, 2013	Managing and Founding Principal of the Adviser
John M. Liew, Ph.D., M.B.A.	July 16, 2013	Founding Principal of the Adviser
Ari Levine, M.S.	May 1, 2014	Principal of the Adviser
Yao Hua Ooi	July 16, 2013	Principal of the Adviser
For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 121 of the prospectus.

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AQR Multi-Asset Fund
Fund Summary — May 1, 2020
Investment Objective
The AQR Multi-Asset Fund (the “Fund”) seeks total return.
Total return consists of capital appreciation and income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class R6
Management Fee	0.75%
Distribution (12b-1) Fee	None
Other Expenses
Dividends on short sales[1] and interest expense	0.41%
All other expenses	0.22%
Total Other Expenses	0.63%
Acquired Fund Fees and Expenses[2]	0.02%
Total Annual Fund Operating Expenses	1.40%
Less: Fee Waivers and/or Expense Reimbursements[3]	0.12%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[4]	1.28%
[1]	When a cash dividend is declared on a stock the Fund has sold short, the Fund is required to pay an amount equal to the dividend to the party from which the Fund has borrowed the stock, and to record the payment as an expense.
[2]	Acquired Fund Fees and Expenses reflect the expenses incurred indirectly by the Fund as a result of the Fund's investments in underlying money market mutual funds, exchange-traded funds or other pooled investment vehicles.
[3]	The Adviser has contractually agreed to reimburse operating expenses of the Fund in an amount sufficient to limit All Other Expenses in the table above at no more than 0.10% for Class R6 Shares. "All Other Expenses" include all Fund operating expenses other than management fees and 12b-1 fees and exclude interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims and extraordinary expenses. This agreement (the “Expense Limitation Agreement”) will continue at least through April 30, 2021. The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust. The Adviser is entitled to recapture any fees waived and/or expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser waived fees or reimbursed expenses, provided that the amount recaptured may not cause the total annual operating expenses or All Other Expenses, as applicable, attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the waiver and/or reimbursement and (ii) the applicable limits in effect at the time of recapture.
[4]	Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements are 0.87% for Class R6 Shares if dividends on short sales and interest expense are not included.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Expense Limitation Agreement through April 30, 2021, as discussed in Footnote No. 3 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class R6 Shares	$130	$431	$754	$1,669
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 233% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund pursues its investment objective by allocating assets among major asset classes (including, but not limited to, developed market equities, nominal and inflation-linked government bonds issued by developed countries, developed and emerging market currencies, and commodities). The Fund intends to gain exposure to these asset classes by investing in a portfolio of Instruments (as defined below). The Fund will generally have some level of investment in the

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majority of asset classes and Instruments but there is no stated limit on the percentage of assets the Fund can invest in a particular Instrument or the percentage of assets the Fund will allocate to any one asset class, and at times the Fund may focus on a small number of Instruments or asset classes. The allocation among the different asset classes is based on the Adviser’s assessment of the investment opportunity presented by each asset class, the risk associated with the asset class, as well as the Adviser’s assessment of prevailing market conditions within the asset classes in the United States and abroad. While the Fund will be net long equities, bonds and commodities, it may take net short positions in currencies and both long and short positions in Instruments within each of these asset classes based upon the Adviser’s evaluation of investment opportunities. The Fund may also take short positions for hedging purposes.
The Adviser seeks to allocate among asset classes in a way that avoids excessive risk exposure to any single asset class (e.g., equities, bonds, commodities) or risk premium (e.g., equity risk, duration risk, currency risk). The Adviser pursues an approach to asset allocation that manages risk (as measured by forecasted volatility and other proprietary measures) across asset classes over time. This means that lower risk asset classes (such as fixed income) will generally have higher notional allocations than higher risk asset classes (such as equities).
Additionally, the Adviser seeks to enhance returns by incorporating active views into both allocations among asset classes, and the selection of Instruments (both long and short) within an asset class. These views are based on the Adviser’s general investment philosophy centered on systematizing fundamental insights and are guided by a diversified set of signals across investment themes, such as value, momentum, carry, trend and defensive, as well as a number of additional indicators based on the Adviser’s research. Value strategies favor securities that are inexpensive, distressed or otherwise less favored by investors. Momentum strategies favor securities with strong recent price performance and positive changes in fundamentals on a relative basis. Carry strategies favor investments with higher yields. Trend strategies favor securities with recent absolute positive performance or improving fundamental metrics. Defensive strategies favor high-quality and low-risk assets. The desired overall risk level of the Fund may be increased or decreased by the Adviser. The risk exposures to asset classes can be expected to vary across asset classes based on market conditions. There can be no assurance that employing the above approach will achieve any particular level of return or will reduce volatility or potential loss.
Generally, the Fund gains exposure to asset classes by investing in many different types of instruments including, but not limited to: equity securities, equity futures, equity swaps, currencies, currency forwards, currency futures, commodity futures, commodity forwards, commodity swaps, bond futures, fixed income swaps, interest rate swaps, credit default swaps, credit default index swaps, inflation swaps, U.S. and foreign government bonds (including inflation-linked bonds, such as Treasury Inflation-Protected Securities (“TIPS”)), cash and cash equivalents including but not limited to money market fund shares (collectively, the “Instruments”), either by investing directly in those Instruments, or indirectly by investing in the Subsidiary (as described below) that invests in those Instruments. To gain exposure to equity securities (both individual stocks and stock market indices), the Fund will hold long or short positions. The Fund will gain long or short exposure directly and/or through the use of derivative instruments. There is no maximum or minimum exposure to any one Instrument or any one asset class. The Fund may also invest in exchange-traded funds or exchange-traded notes through which the Fund can participate in the performance of one or more Instruments.
The Fund has no geographic limits on where its investments may be located or where its assets may be exposed. This flexibility allows the Adviser to look for investments or gain exposure to asset classes and markets around the world, including emerging markets, that it believes will enhance the Fund’s ability to meet its objective. The Fund may have exposure to fixed income securities of U.S. and non-U.S. issuers of any credit quality, duration or maturity, including securities that are unrated or are rated in the lowest credit rating categories. The Fund may have exposure to equity securities of companies of any market capitalization. There is no percentage limit on the Fund’s exposure to below investment-grade fixed income securities or to small less-liquid equity securities.
The Fund may have exposure in long and short positions across all of the asset classes. Selling securities short allows the Fund to reflect to a greater extent, compared to a long-only approach, the Adviser’s views on Instruments it expects to underperform. For example, the Fund may take a short position in a particular Instrument based on the Adviser’s evaluation of the value, momentum, carry, trend or defensive investment themes discussed above. Selling securities short also allows the Fund to establish additional long positions using the short sale proceeds, and thereby take greater advantage, compared to a long-only approach, of the Adviser’s views on Instruments it expects to outperform. The Fund, when taking a “long” position, will purchase a security that will benefit from an increase in the price of that security. When taking a “short” position in a security, the Fund will borrow the security from a third party and sell it at the then current market price. The Fund may also take “short” positions in futures, forwards or swaps. A “short” position will benefit from a decrease in price of the underlying Instrument and lose value if the price of the underlying Instrument increases.
Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. The Fund’s use of futures contracts, forward contracts, swaps, short sales and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use Instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect

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of any increase or decrease in the Fund’s exposure to an asset class and may cause the Fund’s NAV to experience greater volatility. There is no assurance that the Fund’s use of Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
The Adviser, on average, will typically target an annualized volatility level for the Fund ranging between 7% and 13%. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. The actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Higher volatility generally indicates higher risk. Actual or realized volatility can and will differ from the forecasted or target volatility described above.
As a result of the Fund’s strategy, the Fund may have highly leveraged exposure to one or more asset classes at times. The 1940 Act and the rules and interpretations thereunder impose certain limitations on the Fund’s ability to use leverage; however, the Fund is not subject to any additional limitations on its exposures.
When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the Fund’s strategy will result in frequent portfolio trading and high portfolio turnover (typically greater than 100%).
A significant portion of the assets of the Fund may be invested directly or indirectly in money market instruments, which may include, but are not be limited to, U.S. Government securities, U.S. Government agency securities, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market fund shares, short-term bond fund shares, interests in short-term investment funds, and cash and cash equivalents with one year or less term to maturity. These cash or cash equivalent holdings serve as collateral for the positions the Fund takes and also earn income for the Fund. The Fund may also enter into repurchase and reverse repurchase agreements. Under a repurchase agreement the Fund buys securities that the seller has agreed to buy back at a specified time and at a set price. Under a reverse repurchase agreement, the Fund sells securities to another party and agrees to repurchase them at a particular date and price. Leverage may be created when the Fund enters into reverse repurchase agreements, engages in futures and swap transactions or uses certain other derivative instruments.
The Fund intends to make investments through the Subsidiary and may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest primarily in commodity futures, forwards and swaps but it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivative instruments, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, the Fund and the Subsidiary will be subject to the same fundamental investment restrictions on a consolidated basis and, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss. The following is a summary description of certain risks of investing in the Fund.
Below Investment Grade Securities Risk: Although bonds rated below investment grade (also known as “junk” securities) generally pay higher rates of interest than investment grade bonds, bonds rated below investment grade are high risk, speculative investments that may cause income and principal losses for the Fund.
Commodities Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Additionally, the Fund may gain exposure to the commodities markets through investments in exchange-traded notes, the value of which may be influenced by, among other things, time to maturity, level of supply and demand

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for the exchange-traded note, volatility and lack of liquidity in underlying markets, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument.
Common Stock Risk: The Fund may invest in, or have exposure to, common stocks. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Counterparty Risk: The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.
Credit Default Swap Agreements Risk: The Fund may enter into credit default swap agreements or credit default index swap agreements as a “buyer” or “seller” of credit protection. Credit default swap agreements involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).
Credit Risk: Credit risk refers to the possibility that the issuer of a security or the issuer of the reference asset of a derivative instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that the issuer will not default on its payment obligations or that bonds will not otherwise lose value.
Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.
Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the section entitled “Principal Investment Strategies of the Fund,” futures contracts, forward contracts and swaps. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Emerging Market Risk: The Fund intends to have exposure to emerging markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.
Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•	The Fund generally holds its foreign instruments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

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•	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s  skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s  inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Hedging Transactions Risk: The Adviser  from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser  may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees).
High Portfolio Turnover Risk: The investment techniques and strategies utilized by the Fund, including investments made on a shorter-term basis or in derivative instruments or instruments with a maturity of one year or less at the time of acquisition, may result in frequent portfolio trading and high portfolio turnover. High portfolio turnover rates will cause the Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders in the Fund.
Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share.
Leverage Risk: As part of the Fund’s principal investment strategy, the Fund will enter into short sales and will make investments in futures contracts, forward contracts, swaps and other derivative instruments. These investment activities provide the economic effect of financial leverage by creating additional investment exposure to the underlying instrument, as well as the potential for greater loss. If the Fund uses leverage through purchasing derivative instruments, the Fund has the risk that losses may exceed the net assets of the Fund. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements.
Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.

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Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid-Cap Securities Risk: The Fund may invest in, or have exposure to, the securities of mid-cap companies. The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and traditional and non-traditional data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in forecasting market returns or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.
The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.
Non-Diversified Status Risk: The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.
Repurchase Agreements Risk: The Fund may invest in repurchase agreements. When entering into a repurchase agreement, the Fund essentially makes a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specified time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering amounts owed to it.
Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to the Fund. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, and (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them. In addition, the use of reverse repurchase agreements may be regarded as leveraging.

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Short Sale Risk: The Fund enters into a short sale by selling a security it has borrowed (typically from a broker or other institution). If the market price of a security increases after the Fund borrows the security, the Fund will suffer a (potentially unlimited) loss when it replaces the borrowed security at the higher price. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. In addition, the Fund may not always be able to borrow the security at a particular time or at an acceptable price. The Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Short sales also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses.
Small-Cap Securities Risk: Investments in or exposure to the securities of companies with smaller market capitalizations involve higher risks in some respects than do investments in securities of larger companies. For example, prices of such securities are often more volatile than prices of large capitalization securities. In addition, due to thin trading in some such securities, an investment in these securities may be less liquid (i.e., harder to sell) than that of larger capitalization securities. Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.
Sovereign Debt Risk: The Fund may invest in, or have exposure to, sovereign debt instruments. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. The Fund and the Subsidiary will be subject to the same investment restrictions and limitations on a consolidated basis, and to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund.
Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund. Additionally, certain unexpected market events or significant adverse market movements could result in the Fund not holding enough assets to be able to meet its obligations under the agreement. Such occurrences may negatively impact the Fund’s ability to implement its principal investment strategies and could result in losses to the Fund.
Tax Risk: In order for the Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90 percent of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. Income from certain commodity-linked derivative instruments in which the Fund invests is not considered qualifying income. The Fund will therefore restrict its income from direct investments in commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10 percent of its gross income.
The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or its Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
TIPS and Inflation-Linked Bonds Risk: The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline,

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leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-protected securities. If the Fund purchases inflation-protected securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. The inflation-protected securities markets are generally much smaller and less liquid than the nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
U.S. Government Securities Risk: Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.
Value Style Risk: Investing in or having exposure to “value” securities presents the risk that the securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.
Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.
Performance Information
The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The Fund commenced operations on September 29, 2010, however, the Class R6 Shares commenced operations on September 2, 2014. The Fund's returns prior to January 30, 2019 as reflected in the bar chart and the table are those of the Fund when it followed different investment strategies under the name "AQR Risk Parity Fund."
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance, including its current NAV per share and the performance of other classes of the Fund, can be obtained by visiting https://funds.aqr.com.
Class R6 Shares—Total Returns
The bar chart below provides an illustration of how the Fund’s Class R6 Shares’ performance has varied in each of the indicated calendar years.
Highest Quarterly Return	Lowest Quarterly Return
9.52% (1Q19)	-6.82% (3Q15)

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Average Annual Total Returns as of December 31, 2019
The following table compares the Fund’s average annual total returns for Class R6 Shares as of December 31, 2019 to a reference benchmark comprised as follows: 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index. You cannot invest directly in an index. The table includes all applicable fees and sales charges.
	One Year	Five Year	Since Inception (September 2, 2014)
AQR Multi-Asset Fund—Class R6
Return Before Taxes	21.07%	5.86%	4.70%
Return After Taxes on Distributions	18.29%	3.32%	1.38%
Return After Taxes on Distributions and Sale of Fund Shares	12.83%	3.48%	2.17%
60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	22.18%	8.37%	8.37%
After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return after taxes on distributions due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
John M. Liew, Ph.D., M.B.A.	September 29, 2010	Founding Principal of the Adviser
John J. Huss	May 1, 2015	Principal of the Adviser
Ronen Israel, M.A.	January 1, 2020	Principal of the Adviser
Michael A. Mendelson, M.B.A., S.M.	September 29, 2010	Principal of the Adviser
Lars N. Nielsen, M.Sc.	January 1, 2020	Principal of the Adviser
Yao Hua Ooi	September 29, 2010	Principal of the Adviser
For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 121 of the prospectus.

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AQR Multi-Strategy Alternative Fund
Fund Summary — May 1, 2020
Investment Objective
The AQR Multi-Strategy Alternative Fund (the “Fund”) seeks positive absolute returns.
As further described under “Details About the AQR Multi-Strategy Alternative Fund” in the Fund’s prospectus, a “positive absolute return” seeks to earn a positive total return over a reasonable period of time regardless of market conditions or general market direction.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class R6
Management Fee	1.75%
Distribution (12b-1) Fee	None
Other Expenses
Dividends and interest on short sales[1] and other interest expense	0.72%
All other expenses	0.16%
Total Other Expenses	0.88%
Acquired Fund Fees and Expenses[2]	0.09%
Total Annual Fund Operating Expenses	2.72%
Less: Fee Waivers and/or Expense Reimbursements[3]	0.06%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[4]	2.66%
[1]	When a cash dividend is declared on a stock the Fund has sold short, or an interest payment is made on a bond the Fund has sold short, the Fund is required to pay an amount equal to the dividend or interest payment, as applicable, to the party from which the Fund has borrowed the stock or bond, and to record the payment as an expense.
[2]	Acquired Fund Fees and Expenses reflect the expenses incurred indirectly by the Fund as a result of the Fund's investments in underlying money market mutual funds, exchange-traded funds or other pooled investment vehicles.
[3]	The Adviser has contractually agreed to reimburse operating expenses of the Fund in an amount sufficient to limit All Other Expenses in the table above at no more than 0.10% for Class R6 Shares. "All Other Expenses" include all Fund operating expenses other than management fees and 12b-1 fees and exclude interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims and extraordinary expenses. This agreement (the “Expense Limitation Agreement”) will continue at least through April 30, 2021. The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust. The Adviser is entitled to recapture any fees waived and/or expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser waived fees or reimbursed expenses, provided that the amount recaptured may not cause the total annual operating expenses or All Other Expenses, as applicable, attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the waiver and/or reimbursement and (ii) the applicable limits in effect at the time of recapture.
[4]	Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements are 1.94% for Class R6 Shares if dividends and interest on short sales and other interest expense are not included.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Expense Limitation Agreement through April 30, 2021, as discussed in Footnote No. 3 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class R6 Shares	$269	$839	$1,434	$3,047
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 173% of the average value of its portfolio.

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Principal Investment Strategies of the Fund
The Fund seeks to efficiently capture a diversified set of strategies traditionally made available through unregistered funds (commonly referred to as “hedge funds”) to provide an overall investment strategy that has low average correlation to traditional asset classes. The Fund pursues its investment objective by aiming to provide exposure to several categories of such strategies often referred to as “alternative” or “absolute return” strategies. Utilizing a well-diversified portfolio of Instruments (as defined below), the Fund seeks exposure to the following categories of strategies: Arbitrage, Stock Selection and Macro. Through exposure to these strategies, the Fund attempts to generate positive absolute returns over time. The Fund implements these strategies by investing globally (including in emerging markets) in a broad range of instruments, including, but not limited to, equities (primarily those issued by large- and mid-cap companies), depositary receipts, bonds, convertible securities, futures (including commodity futures, index futures, equity futures, bond futures and interest rate futures), currency and commodity forwards, options (both written and purchased) and swaps (including commodity swaps, swaps on commodity futures, equity swaps, swaps on index futures, total return swaps, interest rate swaps, and credit default swaps) (collectively, the “Instruments”). The Fund will either invest directly in the Instruments or indirectly by investing in the Subsidiary (as described below) that invests in the Instruments. The securities in which the Fund invests may be restricted and/or Rule 144A securities. The Fund may also invest in exchange-traded funds (“ETFs”) or exchange-traded notes through which the Fund can participate in the performance of one or more Instruments. The Fund currently intends to achieve its exposure to equities and convertible securities by either holding securities or holding cash and using derivatives, rather than holding those securities directly. The Fund is generally intended to have a low average correlation to the equity, bond and credit markets. The Fund may invest in debt securities of any credit rating, maturity or duration, which may include high-yield or “junk” bonds. The Fund will utilize proprietary trading algorithms in order to minimize market impact and reduce trading costs. The Adviser will attempt to mitigate risk through diversification of holdings and through active monitoring of volatility, counterparties and other risk measures. There is no assurance, however, that the Fund will achieve its investment objective. As of the date of this prospectus, the Adviser generally considers large- and mid-cap companies to be those companies with market capitalizations around the range of the MSCI World Index at the time of purchase.
The categories of strategies employed by the Fund include:
•	Arbitrage: These strategies aim to capture relative mispricing between related securities. These strategies include merger arbitrage, convertible arbitrage, volatility arbitrage as well as other event-driven trades such as split-offs, spin-offs, and other capital structure transactions. These strategies will be implemented with a variety of underlying security types including individual equities, total return swaps, equity index and fixed income futures, currency forwards, convertible securities, credit default swaps and options. The Adviser collaborates with the Sub-Adviser for convertible arbitrage, merger arbitrage and other event driven strategies.
•	Stock Selection: These strategies aim to take advantage of market inefficiencies, behavioral biases or risk-based preferences that cause specific stocks to be under- or over-priced relative to one another. These strategies tend to go long securities that are cheap, showing signs of improvement, profitable, held by other high conviction investors and where company management is behaving in the best interest of the shareholder and short stocks with the opposite characteristics. These strategies invest across both developed and emerging markets and utilize individual equities, total return swaps and equity index futures.
•	Macro: These strategies aim to profit from dislocations in global equity, fixed income, currency and commodity markets which are due to behavioral biases, risk-based preferences and actions of non-profit maximizing market participants (e.g., central that banks are involved in markets but not for the purpose of generating profits). These macro strategies include both directional strategies, which are based on timing a market’s direction, as well as relative value strategies, which are designed to be implemented in a market neutral manner. These strategies generally seek to be (i) long markets that are performing well, trading at reasonable valuations, have a positive yield and whose central banks are behaving in a manner that is supportive to price, while taking into account other factors such as seasonality in markets and international trade, and (ii) short markets with the opposite characteristics. These strategies are primarily implemented using forwards, futures and swaps across these various asset classes.
The Fund provides exposure to several absolute return strategies through one fund offering. The Fund may add additional strategies within each category from time to time. The Fund currently intends to have exposure to each of the categories of strategies noted above, however, it may vary its level of allocation among these categories depending on market conditions.
The Adviser, on average, will target an annualized volatility level for the Fund of between 7% and 10%. Higher volatility generally indicates higher risk. The actual or realized volatility level of the Fund can and will be materially higher or lower than its target volatility depending on market conditions.
The Fund’s overall strategy engages in frequent portfolio trading which may result in a higher portfolio turnover rate than a fund with less frequent trading, and correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund, and may have adverse tax consequences.

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Certain strategies will have exposure to short sales. When taking a short position, the Fund borrows the security from a third party and sells it at the then current market price. The Fund may also take short positions in futures, forwards or swaps. The owner of a long position will benefit from an increase in the price of the underlying security or Instrument. The owner of a short position will benefit from a decrease in the price of the underlying security or Instrument. Simultaneously engaging in long investing and short selling reduces the net exposure of the overall portfolio to general market movements.
Portfolio Construction
The Fund is constructed, at both the strategy level and the portfolio level, to provide returns that have low correlation to the equity, bond and credit markets. The Fund will be managed to be broadly diversified across a range of global markets.
Strategy Level
Each of the strategies is constructed using a bottom up systematic process. In addition, two or more strategies may be used in combination to achieve a particular investment exposure or goal. The overall Fund is designed to be neutral to equity markets on average, however over shorter horizons the Fund can be tactically positioned for a long or short equity market exposure and therefore may have some equity-based systematic risk.
Although the Fund may simultaneously use one type of exposure in more than one strategy, the exposure will be independently selected to achieve the goal of the particular strategy.
Portfolio Level
Once each strategy has been individually constructed or groupings of strategies developed, the Adviser combines them into a single portfolio using a long term strategic risk weighting process and a tactical risk allocation. By combining these two methods, the Adviser seeks to implement the overall strategy while opportunistically taking advantage of strategies that are particularly attractive currently. In general, however, the Adviser’s portfolio construction process focuses on adding value through diversified risk weighting over the long-term.
Sizing Positions
The Adviser sets both the long-term strategic risk weights across the individual strategies or grouped strategies, as well as short-term tactical weightings which may deviate from the long-term strategic targets due to shorter term market risks or opportunities. Both the long-term strategic risk weights and the shorter term tactical shifts are determined by the Adviser using quantitative inputs and subjective assessment of the current market environment. The short-term tactical underweights or overweights are intended to vary only modestly from the strategic weights. However, there is no limit on the tactical underweights or overweights and the Adviser has the discretion to not employ a strategy either temporarily or permanently if the perceived risks of the strategy outweigh the potential benefits.
Risk Management
The Adviser will use quantitative and qualitative methods to assess the level of risk (i.e., volatility of return) for the Fund.
The Fund intends to make investments through the Subsidiary and may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest primarily in commodity swaps, commodity forwards, commodity futures and other commodity-linked derivative instruments but it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivative instruments, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, the Fund and the Subsidiary will be subject to the same fundamental investment restrictions on a consolidated basis and, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
A portion of the Fund’s assets will be held in cash or cash equivalent investments, including, but not limited to, interests in short-term investment funds, short-term bond fund shares, money market fund shares and/or U.S. Government securities.

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Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss. The following is a summary description of certain risks of investing in the Fund.
Arbitrage or Fundamental Risk: Employing arbitrage and alternative strategies involves the risk that anticipated opportunities may not play out as planned, resulting in potentially reduced returns or losses to the Fund as it unwinds failed trades.
Below Investment Grade Securities Risk: Although bonds rated below investment grade (also known as “junk” securities) generally pay higher rates of interest than investment grade bonds, bonds rated below investment grade are high risk, speculative investments that may cause income and principal losses for the Fund.
Commodities Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Additionally, the Fund may gain exposure to the commodities markets through investments in exchange-traded notes, the value of which may be influenced by, among other things, time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in underlying markets, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument.
Common Stock Risk: The Fund may invest in, or have exposure to, common stocks. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Convertible Securities Risk: The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.
Counterparty Risk: The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.
Credit Default Swap Agreements Risk: The Fund may enter into credit default swap agreements or credit default index swap agreements as a “buyer” or “seller” of credit protection. Credit default swap agreements involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).
Credit Risk: Credit risk refers to the possibility that the issuer of a security or the issuer of the reference asset of a derivative instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that the issuer will not default on its payment obligations or that bonds will not otherwise lose value.
Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.

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Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the section entitled “Principal Investment Strategies of the Fund,” futures contracts, forward contracts, options (both written and purchased) and swaps. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Emerging Market Risk: The Fund intends to have exposure to emerging markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.
Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•	The Fund generally holds its foreign instruments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
•	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s or Sub-Adviser's (as applicable) skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s or Sub-Adviser's (as applicable) inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Hedging Transactions Risk: The Adviser and Sub-Adviser from time to time employ various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s or Sub-Adviser's ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s and Sub-Adviser's ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser or Sub-Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees).

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High Portfolio Turnover Risk: The investment techniques and strategies utilized by the Fund, including investments made on a shorter-term basis or in derivative instruments or instruments with a maturity of one year or less at the time of acquisition, may result in frequent portfolio trading and high portfolio turnover. High portfolio turnover rates will cause the Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders in the Fund.
Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser or Sub-Adviser.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share.
Leverage Risk: As part of the Fund’s principal investment strategy, the Fund will make investments in futures contracts, forward contracts, swaps, options and other derivative instruments. These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure to the underlying instrument, as well as the potential for greater loss. If the Fund uses leverage through activities such as entering into short sales or purchasing derivative instruments, the Fund has the risk that losses may exceed the net assets of the Fund. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements.
Manager Risk: If the Adviser or Sub-Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid-Cap Securities Risk: The Fund may invest in, or have exposure to, the securities of mid-cap companies. The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in selecting investments or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.
The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.

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Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.
Mortgage-Backed Securities Risk: Mortgage-related and other mortgage-backed securities are subject to certain risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Exposure to mortgage-backed securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities.
Non-Diversified Status Risk: The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.
Options Risk: An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the implied volatility, which in turn are affected by fiscal and monetary policies and by national and international political and economic events.
•	Purchased Options: When the Fund purchases an option, it may lose the total premium paid for it if the price of the underlying security or other assets decreased, remained the same or failed to increase to a level at or beyond the exercise price (in the case of a call option) or increased, remained the same or failed to decrease to a level at or below the exercise price (in the case of a put option). If a call or put option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.
•	Written Options: By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire exercise price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at an exercise price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is not able to close out its written put options, it may result in substantial losses to the Fund. By writing a call option, the Fund may be obligated to deliver instruments underlying an option at less than the market price. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, the Fund must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase. The Fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised options.
By writing call and put options on underlying instruments, the returns of the options writing strategy will be determined by the performance of the underlying instrument. If the underlying instrument appreciates or depreciates sufficiently over the period to offset the net premium received by the Fund, the Fund may incur losses. Increases in implied volatility of options may cause the value of an option to increase, even if the value of the underlying instrument does not change, which could result in a reduction in the Fund’s NAV. In unusual market circumstances where implied volatility sharply increases or decreases causing options spreads to be significantly correlated to the underlying instrument, the Fund’s option writing strategy may not perform as anticipated. Prior to the exercise or expiration of the option, the Fund is exposed to implied volatility risk, meaning the value, as based on implied volatility, of an option may increase due to market and economic conditions or views based on the sector or industry in which issuers of the underlying instrument participate, including issuer-specific factors.
Restricted Securities Risk: Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may include private placement securities that have not been registered under the applicable securities laws. Certain restricted securities can be resold to institutional investors and traded in the institutional market under Rule 144A under the Securities Act of 1933, as amended, and are called Rule 144A securities. Rule 144A securities can be resold to qualified institutional buyers but not to the general public.
Short Sale Risk: The Fund enters into a short sale by selling a security it has borrowed (typically from a broker or other institution). If the market price of a security increases after the Fund borrows the security, the Fund will suffer a (potentially unlimited) loss when it replaces the borrowed security at the higher price. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. In addition, the Fund may not always be able to borrow the security at a particular time or at an acceptable price. The

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Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Short sales also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses.
Sovereign Debt Risk: The Fund may invest in, or have exposure to, sovereign debt instruments. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. The Fund and the Subsidiary will be subject to the same investment restrictions and limitations on a consolidated basis, and to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund.
Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund. Additionally, certain unexpected market events or significant adverse market movements could result in the Fund not holding enough assets to be able to meet its obligations under the agreement. Such occurrences may negatively impact the Fund’s ability to implement its principal investment strategies and could result in losses to the Fund.
Tax Risk: In order for the Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90 percent of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. Income from certain commodity-linked derivative instruments in which the Fund invests is not considered qualifying income. The Fund will therefore restrict its income from direct investments in commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10 percent of its gross income.
The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or its Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
U.S. Government Securities Risk: Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.
Value Style Risk: Investing in or having exposure to “value” securities presents the risk that the securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.
Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.

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Performance Information
The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The Fund commenced operations on July 18, 2011, however, the Class R6 Shares commenced operations on September 2, 2014.
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance, including its current NAV per share and the performance of other classes of the Fund, can be obtained by visiting https://funds.aqr.com.
Class R6 Shares—Total Returns
The bar chart below provides an illustration of how the Fund’s Class R6 Shares’ performance has varied in each of the indicated calendar years.
Highest Quarterly Return	Lowest Quarterly Return
6.74% (3Q15)	-5.14% (2Q18)
Average Annual Total Returns as of December 31, 2019
The following table compares the Fund’s average annual total returns for Class R6 Shares as of December 31, 2019 to the ICE BofAML US 3-Month Treasury Bill Index. You cannot invest directly in an index. The table includes all applicable fees and sales charges.
	One Year	Five Year	Since Inception (September 2, 2014)
AQR Multi Strategy Alternative Fund—Class R6
Return Before Taxes	-9.85%	-2.59%	-1.31%
Return After Taxes on Distributions	-9.85%	-4.07%	-3.22%
Return After Taxes on Distributions and Sale of Fund Shares	-5.83%	-2.39%	-1.58%
ICE BofAML US 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	2.28%	1.07%	1.01%
After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes and the return after taxes on distributions due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC. CNH Partners, LLC is the Sub-Adviser of the Fund.

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Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Of the Adviser
John M. Liew, Ph.D., M.B.A.	July 18, 2011	Founding Principal of the Adviser
Ronen Israel, M.A.	July 18, 2011	Principal of the Adviser
Michael Katz, Ph.D., A.M.	March 16, 2016	Principal of the Adviser
Yao Hua Ooi	January 1, 2020	Principal of the Adviser
Of the Sub-Adviser
Mark L. Mitchell, Ph.D.	July 18, 2011	Principal of the Sub-Adviser
Todd C. Pulvino, Ph.D., A.M., M.S.	July 18, 2011	Principal of the Sub-Adviser
For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 121 of the prospectus.

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AQR Risk-Balanced Commodities Strategy Fund
Fund Summary — May 1, 2020
Investment Objective
The AQR Risk-Balanced Commodities Strategy Fund (the “Fund”) seeks total return.
Total return consists of capital appreciation and income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class R6
Management Fee	0.80%
Distribution (12b-1) Fee	None
Other Expenses	0.17%
Acquired Fund Fees and Expenses[1]	0.03%
Total Annual Fund Operating Expenses	1.00%
Less: Fee Waivers and/or Expense Reimbursements[2]	0.07%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.93%
[1]	Acquired Fund Fees and Expenses reflect the expenses incurred indirectly by the Fund as a result of the Fund's investments in underlying money market mutual funds, exchange-traded funds or other pooled investment vehicles.
[2]	The Adviser has contractually agreed to reimburse operating expenses of the Fund in an amount sufficient to limit Other Expenses in the table above at no more than 0.10% for Class R6 Shares. "Other Expenses" include all Fund operating expenses other than management fees and 12b-1 fees and exclude interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims and extraordinary expenses. This agreement (the “Expense Limitation Agreement”) will continue at least through April 30, 2021. The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust. The Adviser is entitled to recapture any fees waived and/or expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser waived fees or reimbursed expenses, provided that the amount recaptured may not cause the total annual operating expenses or Other Expenses, as applicable, attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the waiver and/or reimbursement and (ii) the applicable limits in effect at the time of recapture.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Expense Limitation Agreement through April 30, 2021, as discussed in Footnote No. 2 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class R6 Shares	$95	$311	$546	$1,218
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. In accordance with industry practice, derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate which leads to the 0% portfolio turnover rate reported above. If these instruments were included in the calculation, the Fund would have a high portfolio turnover rate (as discussed below under “Principal Investment Strategies of the Fund”).
Principal Investment Strategies of the Fund
The Fund pursues its investment objective by allocating assets among various commodity sectors (including agricultural, energy, livestock, softs (e.g., non-grain agricultural products such as coffee, sugar, cocoa, etc.) and precious and base metals). The Fund also invests in fixed income securities and money market instruments. The Fund will obtain exposure to commodity sectors by investing in commodity-linked derivatives, directly or through its investment in the Subsidiary. There is no guarantee that the Fund’s investment objective will be met.

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Commodity Investments
The Fund intends to gain exposure to commodity sectors by investing in a portfolio of Instruments (as defined below). The Fund will generally have some level of investment in the majority of commodity sectors, which includes over 20 exposures. The Adviser targets balanced-risk weights across various commodity sectors and regularly reviews the risk in those sectors as market conditions change, rebalancing the portfolio to seek to maintain more balanced exposures among sectors. The Fund’s balanced-risk approach can generally be expected to result in less relative risk exposure to the energy sector than an approach that mirrors the composition of well-known commodity indices.
In allocating assets among commodity sectors, the Adviser follows a “risk balanced” approach. The “risk balanced” approach to asset allocation seeks to balance the allocation of risk (as measured by forecasted volatility) across the commodity sectors over time. Under the “risk balanced” approach, lower risk commodity sectors (such as precious metals) will generally have higher notional allocations than higher risk commodity sectors (such as energy). However, less risk is allocated to certain commodity sectors with lower liquidity (namely, livestock and softs), meaning that risk will not be allocated completely equally among the sectors. The Adviser also tactically varies the Fund’s allocation to the various commodity sectors depending on market conditions and through the use of various quantitative signals based upon the Adviser’s research.
In choosing the overall exposure for the Fund, the Adviser follows a “risk targeting” approach. The “risk targeting” approach attempts to target a specific level of risk (as measured by forecasted volatility), which is expected to vary around a long-term risk target, typically ranging between an annualized volatility level of 10% and 22%. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk. The targeted risk at any given point in time can vary based on a number of factors, including the Adviser’s systematic tactical views. The desired overall risk level of the Fund may be increased or decreased by the Adviser, subject to the Adviser’s risk controls which may result in the Adviser’s targeted risk level not being achieved in certain circumstances.
There can be no assurance that employing a “risk balanced” or “risk targeted” approach will achieve any particular level of return or will, in fact, reduce volatility or potential loss. The actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Actual or realized volatility can and will differ from the forecasted or target volatility described above.
The Fund is actively managed and has the flexibility to over- or underweight commodity sectors, in the Adviser’s discretion, in order to achieve the Fund’s objective. There is no stated limit on the percentage of assets the Fund can invest in a particular Instrument or the percentage of assets the Fund will allocate to any one commodity sector, and at times the Fund may focus on a small number of Instruments or commodity sectors. The Adviser will use proprietary volatility forecasting and portfolio construction methodologies to manage the Fund. The allocation among and within the different commodity sectors is based on the Adviser’s assessment of the risk associated with the commodity sector, the investment opportunity presented by each commodity sector, as well as the Adviser’s assessment of prevailing market conditions within the particular commodity sector. Shifts in allocations among and within commodity sectors or Instruments will be determined in accordance with various quantitative signals based upon the Adviser’s research, that rely on the evaluation of technical and fundamental indicators, such as trends in historical prices, spreads between futures’ prices of differing expiration dates, supply/demand data, momentum and macroeconomic data of commodity consuming countries.
Generally, the Fund gains exposure to the commodity sectors by investing in commodity-linked derivative instruments, such as swap agreements, commodity futures, commodity forwards, commodity-based exchange-traded funds and swaps on commodity futures (collectively, the “Instruments”), either by investing directly in those Instruments, or indirectly by investing in the Subsidiary (as described below) that invests in the Instruments. The Fund may invest in Instruments listed on U.S. or non-U.S. exchanges, some of which could be denominated in currencies other than the U.S. dollar. Although the Fund is not required to hedge against changes in currency values, the Fund expects to hedge its non-U.S. currency exposure. The Fund’s investment in the Instruments provides the Fund with exposure to the investment returns of the commodity sectors without investing directly in physical commodities. Commodities are assets that have tangible properties, such as oil, metals and agricultural products.
Futures contracts are contractual agreements to buy or sell a particular commodity or Instrument at a pre-determined price in the future. The Fund’s use of futures contracts, swaps and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of commodities underlying an Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use Instruments that have a leveraging effect. There is no assurance that the Fund’s use of Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
As a result of the Fund’s strategy, the Fund may have highly leveraged exposure to one or more commodity sectors at times. The 1940 Act and the rules and interpretations thereunder impose certain limitations on the Fund’s ability to use leverage.

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The Fund currently intends to invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest primarily in commodity-linked derivative instruments, such as swap agreements, commodity futures, commodity forwards and swaps on commodity futures but it may also invest in fixed income securities and money market instruments, and cash and cash equivalents, with two years or less term to maturity and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivative instruments, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, the Fund and the Subsidiary will be subject to the same fundamental investment restrictions on a consolidated basis and, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
Fixed Income Investments
Assets not invested in Instruments or the Subsidiary will be invested in fixed income securities and money market instruments. The fixed income portion of the Fund is intended to provide liquidity and preserve capital, and to serve as margin or collateral for the Fund’s or Subsidiary’s derivative positions. The Fund may invest directly or indirectly in fixed income securities, which may include, but are not be limited to, U.S. Government securities, U.S. Government agency securities, Treasury Inflation Protected Securities (TIPS), short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market fund shares, short-term bond fund shares, interests in short-term investment funds, and cash and cash equivalents, with two years or less term to maturity. These cash or cash equivalent holdings also serve as collateral for the positions the Fund takes and earn income for the Fund. The Fund may invest in these securities without limit for temporary defensive purposes.
The Adviser seeks to develop an appropriate fixed income portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.
Additional Information
When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the Fund’s strategy will result in frequent portfolio trading and high portfolio turnover (typically greater than 300%). A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund, and may have adverse tax consequences. The Fund employs sophisticated proprietary trading techniques in an effort to mitigate trading costs and execution impact on the Fund.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss. The following is a summary description of certain risks of investing in the Fund.
Commodities Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.
Counterparty Risk: The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.
Credit Risk: Credit risk refers to the possibility that the issuer of a security or the issuer of the reference asset of a derivative instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in

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that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that the issuer will not default on its payment obligations or that bonds will not otherwise lose value.
Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.
Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the section entitled “Principal Investment Strategies of the Fund,” futures contracts, forward contracts and swaps. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•	The Fund generally holds its foreign instruments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
•	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s  skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s  inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Hedging Transactions Risk: The Adviser  from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser  may not seek to establish a perfect

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correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees).
High Portfolio Turnover Risk: The investment techniques and strategies utilized by the Fund, including investments made on a shorter-term basis or in derivative instruments or instruments with a maturity of one year or less at the time of acquisition, may result in frequent portfolio trading and high portfolio turnover. High portfolio turnover rates will cause the Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders in the Fund.
Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share.
Leverage Risk: As part of the Fund’s principal investment strategy, the Fund will make investments in futures contracts, forward contracts, swaps and other derivative instruments. These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure to the underlying instrument, as well as the potential for greater loss. If the Fund uses leverage through purchasing derivative instruments, the Fund has the risk that losses may exceed the net assets of the Fund. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements.
Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in forecasting market returns or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.
The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.

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Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.
Non-Diversified Status Risk: The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.
Repurchase Agreements Risk: The Fund may invest in repurchase agreements. When entering into a repurchase agreement, the Fund essentially makes a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specified time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering amounts owed to it.
Short Sale Risk: The Fund may take a short position in a derivative instrument, such as a future or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Short sales also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses.
Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. The Fund and the Subsidiary will be subject to the same investment restrictions and limitations on a consolidated basis, and to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund.
Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund. Additionally, certain unexpected market events or significant adverse market movements could result in the Fund not holding enough assets to be able to meet its obligations under the agreement. Such occurrences may negatively impact the Fund’s ability to implement its principal investment strategies and could result in losses to the Fund.
Tax Risk: In order for the Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90 percent of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. Income from certain commodity-linked derivative instruments in which the Fund invests is not considered qualifying income. The Fund will therefore restrict its income from direct investments in commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10 percent of its gross income.
The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or its Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
TIPS and Inflation-Linked Bonds Risk: The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-protected securities. If the Fund purchases inflation-protected securities in the secondary market whose principal values have been adjusted

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upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. The inflation-protected securities markets are generally much smaller and less liquid than the nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
U.S. Government Securities Risk: Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.
Value Style Risk: Investing in or having exposure to “value” securities presents the risk that the securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.
Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.
Performance Information
The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The Fund commenced operations on July 9, 2012, however, the Class R6 Shares commenced operations on September 2, 2014.
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance, including its current NAV per share and the performance of other classes of the Fund, can be obtained by visiting https://funds.aqr.com.
Class R6 Shares—Total Returns
The bar chart below provides an illustration of how the Fund’s Class R6 Shares’ performance has varied in each of the indicated calendar years.
Highest Quarterly Return	Lowest Quarterly Return
15.07% (2Q16)	-8.29% (3Q15)
Average Annual Total Returns as of December 31, 2019
The following table compares the Fund’s average annual total returns for Class R6 Shares as of December 31, 2019 to the Bloomberg Commodity Total Return Index. You cannot invest directly in an index. The table includes all applicable fees and sales charges.
	One Year	Five Year	Since Inception (September 2, 2014)
AQR Risk-Balanced Commodities Strategy Fund—Class R6
Return Before Taxes	18.20%	0.22%	-3.61%
Return After Taxes on Distributions	15.75%	-0.66%	-4.41%
Return After Taxes on Distributions and Sale of Fund Shares	10.75%	-0.22%	-3.04%
Bloomberg Commodity Total Return Index (reflects no deductions for fees, expenses or taxes)	7.69%	-3.92%	-6.94%

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After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes and the return after taxes on distributions due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Ronen Israel, M.A.	January 1, 2020	Principal of the Adviser
Ari Levine, M.S.	July 9, 2012	Principal of the Adviser
Lars N. Nielsen	January 1, 2020	Principal of the Adviser
Yao Hua Ooi	July 9, 2012	Principal of the Adviser
For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 121 of the prospectus.

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AQR Risk Parity II MV Fund
Fund Summary — May 1, 2020
Investment Objective
The AQR Risk Parity II MV Fund (the “Fund”) seeks total return.
Total return consists of capital appreciation and income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class R6
Management Fee	0.75%
Distribution (12b-1) Fee	None
Other Expenses	0.29%
Acquired Fund Fees and Expenses[1]	0.03%
Total Annual Fund Operating Expenses	1.07%
Less: Fee Waivers and/or Expense Reimbursements[2]	0.19%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.88%
[1]	Acquired Fund Fees and Expenses reflect the expenses incurred indirectly by the Fund as a result of the Fund's investments in underlying money market mutual funds, exchange-traded funds or other pooled investment vehicles.
[2]	The Adviser has contractually agreed to reimburse operating expenses of the Fund in an amount sufficient to limit Other Expenses in the table above at no more than 0.10% for Class R6 Shares. "Other Expenses" include all Fund operating expenses other than management fees and 12b-1 fees and exclude interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims and extraordinary expenses. This agreement (the “Expense Limitation Agreement”) will continue at least through April 30, 2021. The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust. The Adviser is entitled to recapture any fees waived and/or expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser waived fees or reimbursed expenses, provided that the amount recaptured may not cause the total annual operating expenses or Other Expenses, as applicable, attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the waiver and/or reimbursement and (ii) the applicable limits in effect at the time of recapture.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Expense Limitation Agreement through April 30, 2021, as discussed in Footnote No. 2 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class R6 Shares	$90	$321	$572	$1,289
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 152% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund pursues its investment objective by allocating assets among major asset classes (including global developed and emerging market equities, global nominal and inflation-linked government bonds, developed and emerging market currencies, and commodities). The Fund intends to gain exposure to these asset classes by investing in a portfolio of Instruments (as defined below). The Fund will generally have some level of investment in the majority of asset classes and Instruments but there is no stated limit on the percentage of assets the Fund can invest in a particular Instrument or the percentage of assets the Fund will allocate to any one asset class, and at times the Fund may focus on a small number of Instruments or asset classes. The allocation among the different asset classes is based on the Adviser’s assessment of the risk associated with the asset class, the investment opportunity presented by each asset class, as well as the Adviser’s assessment of prevailing market conditions within the asset classes in the United States and abroad.

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The  "MV" in the Fund’s name reflects its “moderate volatility” approach. The Adviser, on average, will target an annualized volatility level for the Fund of 10%. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. The Adviser expects that the Fund’s targeted annualized forecasted volatility will typically range between 7% and 13%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Higher volatility generally indicates higher risk. Actual or realized volatility can and will differ from the forecasted or target volatility described above. There is no guarantee the Fund’s investment objective will be met.
In allocating assets among asset classes, the Adviser follows a “risk parity” approach. The “risk parity” approach to asset allocation seeks to balance the allocation of risk (as measured by forecasted volatility, estimated potential loss, and other proprietary measures) across asset classes over time. This means that lower risk asset classes (such as global fixed income) will generally have higher notional allocations than higher risk asset classes (such as global equities). The Adviser targets an equal risk contribution from each of the three following major risk sources: equity risk, fixed income risk and inflation risk. The Adviser expects to tactically vary the Fund’s allocation to the various asset classes depending on market conditions, which can cause the Fund to deviate from an equal risk allocation. The desired overall risk level of the Fund may be increased or decreased by the Adviser. There can be no assurance that employing a “risk parity” approach will achieve any particular level of return or will reduce volatility or potential loss.
Generally, the Fund gains exposure to asset classes by investing in many different types of instruments including, but not limited to: equity futures, equity swaps, currency forwards, commodity futures, commodity forwards, commodity swaps, bond futures, interest rate swaps, U.S. and foreign government bonds (including inflation-linked bonds), cash and cash equivalents including but not limited to money market fund shares (collectively, the “Instruments”). The Fund will either invest directly in the Instruments or indirectly by investing in the Subsidiary (as described below) that invests in the Instruments. There is no maximum or minimum exposure to any one Instrument or any one asset class. The Fund may also invest in exchange-traded funds or exchange-traded notes through which the Fund can participate in the performance of one or more Instruments.
The Fund is actively managed and the Adviser will vary the Fund’s exposures to the asset classes based on the Adviser’s evaluation of investment opportunities within and across the asset classes. The Adviser will use proprietary volatility forecasting and portfolio construction methodologies to manage the Fund. Shifts in allocations among asset classes or Instruments will be determined using models based on the Adviser’s general investment philosophy centered on systematizing fundamental insights and are guided by a diversified set of signals across investment themes, such as value, momentum and carry, as well as a number of additional indicators based on the Adviser’s research.
The Fund has no geographic limits on where its investments may be located or where its assets may be exposed. This flexibility allows the Adviser to look for investments or gain exposure to asset classes and markets around the world, including emerging markets, that it believes will enhance the Fund’s ability to meet its objective. The Fund may have exposure to fixed income securities of U.S. and non-U.S. issuers of any credit quality, including securities that are unrated or are rated in the lowest credit rating categories. The Fund may have exposure to equity securities of companies of any market capitalization. There is no percentage limit on the Fund’s exposure to below investment-grade fixed income securities including emerging market fixed income securities or to small less-liquid equity securities. The Fund may have exposure in long and short positions across all of the asset classes, however, short positions will generally only be taken to hedge other investments made by the Fund. The Adviser does not anticipate that the Fund will be net short any particular market.
Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. The Fund’s use of futures contracts, forward contracts, swaps and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use Instruments that have a leveraging effect. There is no assurance that the Fund’s use of Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
As a result of the Fund’s strategy, the Fund may have leveraged exposure to one or more asset classes at times. The 1940 Act and the rules and interpretations thereunder impose certain limitations on the Fund’s ability to use leverage; however, the Fund is not subject to any additional limitations on its exposures.
When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the Fund’s strategy will result in frequent portfolio trading and high portfolio turnover (typically greater than 100%).
A significant portion of the assets of the Fund may be invested directly or indirectly in money market instruments, which may include, but are not be limited to, U.S. Government securities, U.S. Government agency securities, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market fund shares, short-term bond fund shares, interests in short-term investment funds, and cash and cash equivalents with one year or less term to maturity. These cash or cash equivalent holdings serve as collateral for the positions the Fund takes and also earn

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income for the Fund. The Fund may also enter into repurchase and reverse repurchase agreements. Under a repurchase agreement the Fund buys securities that the seller has agreed to buy back at a specified time and at a set price. Under a reverse repurchase agreement, the Fund sells securities to another party and agrees to repurchase them at a particular date and price. Leverage may be created when the Fund enters into reverse repurchase agreements, engages in futures and swap transactions or uses certain other derivative instruments.
The Fund intends to make investments through the Subsidiary and may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest primarily in commodity futures, forwards and swaps but it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivative instruments, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, the Fund and the Subsidiary will be subject to the same fundamental investment restrictions on a consolidated basis and, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss. The following is a summary description of certain risks of investing in the Fund.
Commodities Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Additionally, the Fund may gain exposure to the commodities markets through investments in exchange-traded notes, the value of which may be influenced by, among other things, time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in underlying markets, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument.
Common Stock Risk: The Fund may invest in, or have exposure to, common stocks. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Counterparty Risk: The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.
Credit Risk: Credit risk refers to the possibility that the issuer of a security or the issuer of the reference asset of a derivative instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that the issuer will not default on its payment obligations or that bonds will not otherwise lose value.
Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries,

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as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.
Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the section entitled “Principal Investment Strategies of the Fund,” futures contracts, forward contracts and swaps. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Emerging Market Risk: The Fund intends to have exposure to emerging markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.
Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•	The Fund generally holds its foreign instruments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
•	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s  skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s  inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Hedging Transactions Risk: The Adviser  from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser  may not seek to establish a perfect

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correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees).
High Portfolio Turnover Risk: The investment techniques and strategies utilized by the Fund, including investments made on a shorter-term basis or in derivative instruments or instruments with a maturity of one year or less at the time of acquisition, may result in frequent portfolio trading and high portfolio turnover. High portfolio turnover rates will cause the Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders in the Fund.
Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share.
Leverage Risk: As part of the Fund’s principal investment strategy, the Fund will make investments in futures contracts, forward contracts, swaps and other derivative instruments. These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure to the underlying instrument, as well as the potential for greater loss. If the Fund uses leverage through purchasing derivative instruments, the Fund has the risk that losses may exceed the net assets of the Fund. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements.
Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid-Cap Securities Risk: The Fund may invest in, or have exposure to, the securities of mid-cap companies. The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in forecasting market returns or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.

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The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.
Non-Diversified Status Risk: The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.
Repurchase Agreements Risk: The Fund may invest in repurchase agreements. When entering into a repurchase agreement, the Fund essentially makes a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specified time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering amounts owed to it.
Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to the Fund. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, and (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them. In addition, the use of reverse repurchase agreements may be regarded as leveraging.
Short Sale Risk: The Fund may take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Short sales also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses.
Small-Cap Securities Risk: Investments in or exposure to the securities of companies with smaller market capitalizations involve higher risks in some respects than do investments in securities of larger companies. For example, prices of such securities are often more volatile than prices of large capitalization securities. In addition, due to thin trading in some such securities, an investment in these securities may be less liquid (i.e., harder to sell) than that of larger capitalization securities. Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.
Sovereign Debt Risk: The Fund may invest in, or have exposure to, sovereign debt instruments. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. The Fund and the Subsidiary will be subject to the same investment restrictions and limitations on a consolidated basis, and to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a

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regulated investment company under Subchapter M of the Code. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund.
Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund. Additionally, certain unexpected market events or significant adverse market movements could result in the Fund not holding enough assets to be able to meet its obligations under the agreement. Such occurrences may negatively impact the Fund’s ability to implement its principal investment strategies and could result in losses to the Fund.
Tax Risk: In order for the Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90 percent of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. Income from certain commodity-linked derivative instruments in which the Fund invests is not considered qualifying income. The Fund will therefore restrict its income from direct investments in commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10 percent of its gross income.
The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or its Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
TIPS and Inflation-Linked Bonds Risk: The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-protected securities. If the Fund purchases inflation-protected securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. The inflation-protected securities markets are generally much smaller and less liquid than the nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
U.S. Government Securities Risk: Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.
Value Style Risk: Investing in or having exposure to “value” securities presents the risk that the securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.
Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.
Performance Information
The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The Fund commenced operations on November 5, 2012, however, the Class R6 Shares commenced operations on September 2, 2014.
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance, including its current NAV per share and the performance of other classes of the Fund, can be obtained by visiting https://funds.aqr.com.
Class R6 Shares—Total Returns
The bar chart below provides an illustration of how the Fund’s Class R6 Shares’ performance has varied in each of the indicated calendar years.

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Highest Quarterly Return	Lowest Quarterly Return
9.46% (1Q19)	-6.69% (3Q15)
Average Annual Total Returns as of December 31, 2019
The following table compares the Fund’s average annual total returns for Class R6 Shares as of December 31, 2019 to a reference benchmark comprised as follows: 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index. You cannot invest directly in an index. The table includes all applicable fees and sales charges.
	One Year	Five Year	Since Inception (September 2, 2014)
AQR Risk Parity II MV Fund—Class R6
Return Before Taxes	21.79%	5.18%	4.17%
Return After Taxes on Distributions	17.88%	2.98%	1.66%
Return After Taxes on Distributions and Sale of Fund Shares	13.77%	3.19%	2.27%
60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	22.18%	8.37%	8.37%
After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return after taxes on distributions due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
John M. Liew, Ph.D., M.B.A.	November 5, 2012	Founding Principal of the Adviser
John J. Huss	May 1, 2015	Principal of the Adviser
Ronen Israel, M.A.	January 1, 2020	Principal of the Adviser
Michael A. Mendelson, M.B.A., S.M.	November 5, 2012	Principal of the Adviser
Lars N. Nielsen, M.Sc.	January 1, 2020	Principal of the Adviser
Yao Hua Ooi	November 5, 2012	Principal of the Adviser
For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 121 of the prospectus.

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AQR Risk Parity II HV Fund
Fund Summary — May 1, 2020
Investment Objective
The AQR Risk Parity II HV Fund (the “Fund”) seeks total return.
Total return consists of capital appreciation and income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class R6
Management Fee	0.95%
Distribution (12b-1) Fee	None
Other Expenses
Interest expense	0.46%
All other expenses	0.83%
Total Other Expenses	1.29%
Acquired Fund Fees and Expenses[1]	0.03%
Total Annual Fund Operating Expenses	2.27%
Less: Fee Waivers and/or Expense Reimbursements[2]	0.73%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[3]	1.54%
[1]	Acquired Fund Fees and Expenses reflect the expenses incurred indirectly by the Fund as a result of the Fund's investments in underlying money market mutual funds, exchange-traded funds or other pooled investment vehicles.
[2]	The Adviser has contractually agreed to reimburse operating expenses of the Fund in an amount sufficient to limit All Other Expenses in the table above at no more than 0.10% for Class R6 Shares. "All Other Expenses" include all Fund operating expenses other than management fees and 12b-1 fees and exclude interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims and extraordinary expenses. This agreement (the “Expense Limitation Agreement”) will continue at least through April 30, 2021. The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust. The Adviser is entitled to recapture any fees waived and/or expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser waived fees or reimbursed expenses, provided that the amount recaptured may not cause the total annual operating expenses or All Other Expenses, as applicable, attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the waiver and/or reimbursement and (ii) the applicable limits in effect at the time of recapture.
[3]	Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements are 1.08% for Class R6 Shares if interest expense is not included.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Expense Limitation Agreement through April 30, 2021, as discussed in Footnote No. 2 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class R6 Shares	$157	$639	$1,149	$2,549
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 118% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund pursues its investment objective by allocating assets among major asset classes (including global developed and emerging market equities, global nominal and inflation-linked government bonds, developed and emerging market currencies, and commodities). The Fund intends to gain exposure to these asset classes by investing in a portfolio of Instruments (as defined below). The Fund will generally have some level of investment in the majority of asset classes and Instruments but there is no stated limit on the percentage of assets the Fund can invest in a particular Instrument or

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the percentage of assets the Fund will allocate to any one asset class, and at times the Fund may focus on a small number of Instruments or asset classes. The allocation among the different asset classes is based on the Adviser’s assessment of the risk associated with the asset class, the investment opportunity presented by each asset class, as well as the Adviser’s assessment of prevailing market conditions within the asset classes in the United States and abroad.
The  "HV" in the Fund’s name reflects its “higher volatility” approach. The Adviser, on average, will target an annualized volatility level for the Fund of 15%. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. The Adviser expects that the Fund’s targeted annualized forecasted volatility will typically range between 10% and 20%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Higher volatility generally indicates higher risk. Actual or realized volatility can and will differ from the forecasted or target volatility described above. There is no guarantee the Fund’s investment objective will be met.
In allocating assets among asset classes, the Adviser follows a “risk parity” approach. The “risk parity” approach to asset allocation seeks to balance the allocation of risk (as measured by forecasted volatility, estimated potential loss, and other proprietary measures) across asset classes over time. This means that lower risk asset classes (such as global fixed income) will generally have higher notional allocations than higher risk asset classes (such as global equities). The Adviser targets an equal risk contribution from each of the three following major risk sources: equity risk, fixed income risk and inflation risk. The Adviser expects to tactically vary the Fund’s allocation to the various asset classes depending on market conditions, which can cause the Fund to deviate from an equal risk allocation. The desired overall risk level of the Fund may be increased or decreased by the Adviser. There can be no assurance that employing a “risk parity” approach will achieve any particular level of return or will reduce volatility or potential loss.
Generally, the Fund gains exposure to asset classes by investing in many different types of instruments including, but not limited to: equity futures, equity swaps, currency forwards, commodity futures, commodity forwards, commodity swaps, bond futures, interest rate swaps, U.S. and foreign government bonds (including inflation-linked bonds), cash and cash equivalents including but not limited to money market fund shares (collectively, the “Instruments”). The Fund will either invest directly in the Instruments or indirectly by investing in the Subsidiary (as described below) that invests in the Instruments. There is no maximum or minimum exposure to any one Instrument or any one asset class. The Fund may also invest in exchange-traded funds or exchange-traded notes through which the Fund can participate in the performance of one or more Instruments.
The Fund is actively managed and the Adviser will vary the Fund’s exposures to the asset classes based on the Adviser’s evaluation of investment opportunities within and across the asset classes. The Adviser will use proprietary volatility forecasting and portfolio construction methodologies to manage the Fund. Shifts in allocations among asset classes or Instruments will be determined using models based on the Adviser’s general investment philosophy centered on systematizing fundamental insights and are guided by a diversified set of signals across investment themes, such as value, momentum and carry, as well as a number of additional indicators based on the Adviser’s research.
The Fund has no geographic limits on where its investments may be located or where its assets may be exposed. This flexibility allows the Adviser to look for investments or gain exposure to asset classes and markets around the world, including emerging markets, that it believes will enhance the Fund’s ability to meet its objective. The Fund may have exposure to fixed income securities of U.S. and non-U.S. issuers of any credit quality, including securities that are unrated or are rated in the lowest credit rating categories. The Fund may have exposure to equity securities of companies of any market capitalization. There is no percentage limit on the Fund’s exposure to below investment-grade fixed income securities including emerging market fixed income securities or to small less-liquid equity securities. The Fund may have exposure in long and short positions across all of the asset classes, however, short positions will generally only be taken to hedge other investments made by the Fund. The Adviser does not anticipate that the Fund will be net short any particular market.
Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. The Fund’s use of futures contracts, forward contracts, swaps and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use Instruments that have a leveraging effect. There is no assurance that the Fund’s use of Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
As a result of the Fund’s strategy, the Fund may have leveraged exposure to one or more asset classes at times. The 1940 Act and the rules and interpretations thereunder impose certain limitations on the Fund’s ability to use leverage; however, the Fund is not subject to any additional limitations on its exposures.
When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the Fund’s strategy will result in frequent portfolio trading and high portfolio turnover (typically greater than 100%).

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A significant portion of the assets of the Fund may be invested directly or indirectly in money market instruments, which may include, but are not be limited to, U.S. Government securities, U.S. Government agency securities, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market fund shares, short-term bond fund shares, interests in short-term investment funds, and cash and cash equivalents with one year or less term to maturity. These cash or cash equivalent holdings serve as collateral for the positions the Fund takes and also earn income for the Fund. The Fund may also enter into repurchase and reverse repurchase agreements. Under a repurchase agreement the Fund buys securities that the seller has agreed to buy back at a specified time and at a set price. Under a reverse repurchase agreement, the Fund sells securities to another party and agrees to repurchase them at a particular date and price. Leverage may be created when the Fund enters into reverse repurchase agreements, engages in futures and swap transactions or uses certain other derivative instruments.
The Fund intends to make investments through the Subsidiary and may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest primarily in commodity futures, forwards and swaps but it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivative instruments, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, the Fund and the Subsidiary will be subject to the same fundamental investment restrictions on a consolidated basis and, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss. The following is a summary description of certain risks of investing in the Fund.
Commodities Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Additionally, the Fund may gain exposure to the commodities markets through investments in exchange-traded notes, the value of which may be influenced by, among other things, time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in underlying markets, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument.
Common Stock Risk: The Fund may invest in, or have exposure to, common stocks. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Counterparty Risk: The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.
Credit Risk: Credit risk refers to the possibility that the issuer of a security or the issuer of the reference asset of a derivative instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that the issuer will not default on its payment obligations or that bonds will not otherwise lose value.

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Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.
Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the section entitled “Principal Investment Strategies of the Fund,” futures contracts, forward contracts and swaps. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Emerging Market Risk: The Fund intends to have exposure to emerging markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.
Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•	The Fund generally holds its foreign instruments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
•	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s  skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s  inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Hedging Transactions Risk: The Adviser  from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute

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hedges in an efficient and timely manner. For a variety of reasons, the Adviser  may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees).
High Portfolio Turnover Risk: The investment techniques and strategies utilized by the Fund, including investments made on a shorter-term basis or in derivative instruments or instruments with a maturity of one year or less at the time of acquisition, may result in frequent portfolio trading and high portfolio turnover. High portfolio turnover rates will cause the Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders in the Fund.
Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share.
Leverage Risk: As part of the Fund’s principal investment strategy, the Fund will make investments in futures contracts, forward contracts, swaps and other derivative instruments. These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure to the underlying instrument, as well as the potential for greater loss. If the Fund uses leverage through purchasing derivative instruments, the Fund has the risk that losses may exceed the net assets of the Fund. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements.
Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid-Cap Securities Risk: The Fund may invest in, or have exposure to, the securities of mid-cap companies. The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in forecasting market returns or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.

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The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.
Non-Diversified Status Risk: The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.
Repurchase Agreements Risk: The Fund may invest in repurchase agreements. When entering into a repurchase agreement, the Fund essentially makes a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specified time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering amounts owed to it.
Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to the Fund. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, and (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them. In addition, the use of reverse repurchase agreements may be regarded as leveraging.
Short Sale Risk: The Fund may take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Short sales also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses.
Small-Cap Securities Risk: Investments in or exposure to the securities of companies with smaller market capitalizations involve higher risks in some respects than do investments in securities of larger companies. For example, prices of such securities are often more volatile than prices of large capitalization securities. In addition, due to thin trading in some such securities, an investment in these securities may be less liquid (i.e., harder to sell) than that of larger capitalization securities. Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.
Sovereign Debt Risk: The Fund may invest in, or have exposure to, sovereign debt instruments. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. The Fund and the Subsidiary will be subject to the same investment restrictions and limitations on a consolidated basis, and to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a

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regulated investment company under Subchapter M of the Code. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund.
Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund. Additionally, certain unexpected market events or significant adverse market movements could result in the Fund not holding enough assets to be able to meet its obligations under the agreement. Such occurrences may negatively impact the Fund’s ability to implement its principal investment strategies and could result in losses to the Fund.
Tax Risk: In order for the Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90 percent of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. Income from certain commodity-linked derivative instruments in which the Fund invests is not considered qualifying income. The Fund will therefore restrict its income from direct investments in commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10 percent of its gross income.
The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or its Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
TIPS and Inflation-Linked Bonds Risk: The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-protected securities. If the Fund purchases inflation-protected securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. The inflation-protected securities markets are generally much smaller and less liquid than the nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
U.S. Government Securities Risk: Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.
Value Style Risk: Investing in or having exposure to “value” securities presents the risk that the securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.
Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.
Performance Information
The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The Fund commenced operations on November 5, 2012, however, the Class R6 Shares commenced operations on September 2, 2014.
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance, including its current NAV per share and the performance of other classes of the Fund, can be obtained by visiting https://funds.aqr.com.
Class R6 Shares—Total Returns
The bar chart below provides an illustration of how the Fund’s Class R6 Shares’ performance has varied in each of the indicated calendar years.

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Highest Quarterly Return	Lowest Quarterly Return
14.09% (1Q19)	-10.48% (3Q15)
Average Annual Total Returns as of December 31, 2019
The following table compares the Fund’s average annual total returns for Class R6 Shares as of December 31, 2019 to a reference benchmark comprised as follows: 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index You cannot invest directly in an index. The table includes all applicable fees and sales charges.
	One Year	Five Year	Since Inception (September 2, 2014)
AQR Risk Parity II HV Fund—Class R6
Return Before Taxes	32.88%	6.69%	5.22%
Return After Taxes on Distributions	28.33%	3.66%	1.61%
Return After Taxes on Distributions and Sale of Fund Shares	20.50%	3.95%	2.53%
60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	22.18%	8.37%	8.37%
After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return after taxes on distributions due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
John M. Liew, Ph.D., M.B.A.	November 5, 2012	Founding Principal of the Adviser
John J. Huss	May 1, 2015	Principal of the Adviser
Ronen Israel, M.A.	January 1, 2020	Principal of the Adviser
Michael A. Mendelson, M.B.A., S.M.	November 5, 2012	Principal of the Adviser
Lars N. Nielsen, M.Sc.	January 1, 2020	Principal of the Adviser
Yao Hua Ooi	November 5, 2012	Principal of the Adviser
For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 121 of the prospectus.

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AQR Style Premia Alternative Fund
Fund Summary — May 1, 2020
Investment Objective
The AQR Style Premia Alternative Fund (the “Fund”) seeks positive absolute returns.
As further described under “Details About the AQR Style Premia Alternative Fund” in the Fund’s prospectus, a “positive absolute return” seeks to earn a positive total return over a reasonable period of time regardless of market conditions or general market direction.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class R6
Management Fee	1.35%
Distribution (12b-1) Fee	None
Other Expenses
Dividends on short sales and interest expense[1,2]	0.28%
All other expenses	0.08%
Total Other Expenses	0.36%
Acquired Fund Fees and Expenses[3]	0.05%
Total Annual Fund Operating Expenses[2]	1.76%
Less: Fee Waivers and/or Expense Reimbursements[4]	0.03%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[5]	1.73%
[1]	When a cash dividend is declared on a stock the Fund has sold short, the Fund is required to pay an amount equal to the dividend to the party from which the Fund has borrowed the stock, and to record the payment as an expense. Dividends on short sales and interest expense has been restated to reflect an estimate expected to be incurred during the current fiscal year.
[2]	The Total Annual Fund Operating Expenses for Class R6 Shares does not correlate to the Class R6 Shares' ratio to average net assets of expenses, before reimbursements and/or waivers given in the Fund’s most recent annual report which does not include the restatement of the dividends on short sales and interest expense.
[3]	Acquired Fund Fees and Expenses reflect the expenses incurred indirectly by the Fund as a result of the Fund's investments in underlying money market mutual funds, exchange-traded funds or other pooled investment vehicles.
[4]	The Adviser has contractually agreed to reimburse operating expenses of the Fund in an amount sufficient to limit All Other Expenses in the table above at no more than 0.05% for Class R6 Shares. "All Other Expenses" include all Fund operating expenses other than management fees and 12b-1 fees and exclude interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims and extraordinary expenses. This agreement (the “Expense Limitation Agreement”) will continue at least through April 30, 2021. The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust. The Adviser is entitled to recapture any fees waived and/or expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser waived fees or reimbursed expenses, provided that the amount recaptured may not cause the total annual operating expenses or All Other Expenses, as applicable, attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the waiver and/or reimbursement and (ii) the applicable limits in effect at the time of recapture.
[5]	Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements are 1.45% for Class R6 Shares if dividends on short sales and interest expense are not included.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Expense Limitation Agreement through April 30, 2021, as discussed in Footnote No. 4 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class R6 Shares	$176	$551	$951	$2,071
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 170% of the average value of its portfolio.

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Principal Investment Strategies of the Fund
The Fund pursues its investment objective by aiming to provide exposure to four separate investment styles (“Styles”): value, momentum, carry and defensive, using both “long” and “short” positions within the following asset groups (“Asset Groups”): equities, bonds, interest rates, commodities and currencies. The Fund will achieve its exposure to any of the Asset Groups by using derivatives or holding those assets directly. The Fund will also use derivatives for hedging purposes. The Fund implements the Styles by investing globally (including emerging markets) in a broad range of instruments, including, but not limited to, equities (primarily those issued by large- and mid-cap companies), futures (including commodity futures, index futures, equity futures, bond futures and interest rate futures), currency and commodity forwards, options and swaps (including commodity swaps, swaps on commodity futures, equity swaps, swaps on index futures, total return swaps and interest rate swaps) (collectively, the “Instruments”). The Fund will either invest directly in the Instruments or indirectly by investing in the Subsidiary (as described below) that invests in the Instruments. The Fund may also invest in other registered investment companies including exchange-traded funds.
As of the date of this prospectus, the Adviser generally considers large- and mid-cap companies to be those companies with market capitalizations around the range of the MSCI World Index at the time of purchase. The Fund’s exposure to equities includes securities of U.S. and non-U.S. issuers and equity indices representing the United States and non-U.S. countries, including, with respect to non-U.S. countries, those from emerging markets. For the bonds Asset Group, the Fund will have exposure to U.S. Government securities and sovereign debt issued by other developed and emerging market countries. The Fund may invest in debt securities of any credit rating, maturity or duration, which may include high-yield or “junk” bonds. From time to time, the Fund can have significant exposure to non-U.S. dollar denominated currencies, including emerging markets currencies. The Fund is generally intended to have a low correlation to the equity, bond and credit markets. The Fund also is not designed to match the performance of any hedge fund index. The Fund will utilize proprietary trading algorithms in order to minimize market impact and reduce trading costs. The Adviser will attempt to mitigate risk through diversification of holdings and through active monitoring of volatility, counterparties and other risk measures. There is no assurance, however, that the Fund will achieve its investment objective.
The Styles employed by the Fund are:
Value: Value strategies favor investments that appear cheap over those that appear expensive based on fundamental measures related to price, seeking to capture the tendency for relatively cheap assets to outperform relatively expensive assets. The Fund will seek to buy assets that are “cheap” and sell those that are “expensive.” Examples of value measures include using price-to-earnings and price-to-book ratios for selecting equities.
Momentum: Momentum strategies favor investments that have performed relatively well over those that have underperformed over the medium-term (i.e., one year or less), seeking to capture the tendency that an asset’s recent relative performance will continue in the near future. The Fund will seek to buy assets that recently outperformed their peers and sell those that recently underperformed. Examples of momentum measures include simple price momentum for selecting equities and price- and yield-based momentum for selecting bonds.
Carry: Carry strategies favor investments with higher yields over those with lower yields, seeking to capture the tendency for higher-yielding assets to provide higher returns than lower-yielding assets. The Fund will seek to buy high-yielding assets and sell low-yielding assets. An example of carry measures includes using interest rates to select currencies and bonds.
Defensive: Defensive strategies favor investments with low-risk characteristics over those with high-risk characteristics, seeking to capture the tendency for lower risk and higher-quality assets to generate higher risk-adjusted returns than higher risk and lower-quality assets. The Fund will seek to buy low-risk, high-quality assets and sell high-risk, low-quality assets. Examples of defensive measures include using beta (i.e., an investment’s sensitivity to the securities markets) to select equities, and duration to select bonds.
The Fund is actively managed and the Fund’s exposures to Styles and Asset Groups will vary based on the Adviser’s ongoing evaluation of investment opportunities. The Fund expects to maintain exposure to all four Styles; however, not all Styles are represented within each Asset Group. The portfolio construction process is a bottom up systematic process which begins with the ranking of a universe of investments within each Asset Group based upon each applicable Style using multiple measures, some of which are listed above. Investments ranking near the top of the universe contribute the largest “long” weights among the universe and investments ranking near the bottom of the universe contribute the largest “short” weights among the universe to produce the target Asset Group portfolio. For each Asset Group, the Styles included in that Asset Group each contribute position weights to the Asset Group portfolio, in such a way that each Style achieves roughly equal risk within the Asset Group. Asset Group portfolios are sized to also maintain a risk balanced allocation across Asset Groups within the Fund. Individual investments in the actual Asset Group portfolios are bought or sold during the rebalancing process, the frequency of which is expected to vary depending on the Asset Group and the Adviser’s ongoing evaluation of certain factors including changes in market conditions and how much the actual portfolio deviates from the target portfolio.

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The Adviser, on average, will target an annualized volatility level for the Fund of 10%. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns.  The Adviser expects that the Fund’s targeted annualized forecasted volatility will typically range between 8% and 12%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Higher volatility generally indicates higher risk. Actual or realized volatility can and will differ from the forecasted or target volatility described above.
The Fund’s strategy engages in frequent portfolio trading which may result in a higher portfolio turnover rate than a fund with less frequent trading, and correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund, and may have adverse tax consequences.
The Fund intends to make investments through the Subsidiary and may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest primarily in commodity futures, commodity forwards, commodity swaps, swaps on commodity futures and other commodity-linked derivative Instruments but it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivative instruments, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, the Fund and the Subsidiary will be subject to the same fundamental investment restrictions on a consolidated basis and, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
A portion of the Fund’s assets will be held in cash or cash equivalent investments, including, but not limited to, interests in short-term investment funds, short-term bond fund shares, money market fund shares and/or U.S. Government securities.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss. The following is a summary description of certain risks of investing in the Fund.
Below Investment Grade Securities Risk: Although bonds rated below investment grade (also known as “junk” securities) generally pay higher rates of interest than investment grade bonds, bonds rated below investment grade are high risk, speculative investments that may cause income and principal losses for the Fund.
Commodities Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.
Common Stock Risk: The Fund may invest in, or have exposure to, common stocks. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Counterparty Risk: The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.

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Credit Risk: Credit risk refers to the possibility that the issuer of a security or the issuer of the reference asset of a derivative instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that the issuer will not default on its payment obligations or that bonds will not otherwise lose value.
Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.
Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the section entitled “Principal Investment Strategies of the Fund,” futures contracts, forward contracts, options and swaps. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Emerging Market Risk: The Fund intends to have exposure to emerging markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.
Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•	The Fund generally holds its foreign instruments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
•	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s  skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s  inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will

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default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Hedging Transactions Risk: The Adviser  from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser  may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees).
High Portfolio Turnover Risk: The investment techniques and strategies utilized by the Fund, including investments made on a shorter-term basis or in derivative instruments or instruments with a maturity of one year or less at the time of acquisition, may result in frequent portfolio trading and high portfolio turnover. High portfolio turnover rates will cause the Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders in the Fund.
Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share.
Leverage Risk: As part of the Fund’s principal investment strategy, the Fund will make investments in futures contracts, forward contracts, options, swaps and other derivative instruments. These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure to the underlying instrument, as well as the potential for greater loss. If the Fund uses leverage through activities such as entering into short sales or purchasing derivative instruments, the Fund has the risk that losses may exceed the net assets of the Fund. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements.
Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid-Cap Securities Risk: The Fund may invest in, or have exposure to, the securities of mid-cap companies. The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in selecting investments or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

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All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.
The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.
Non-Diversified Status Risk: The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.
Options Risk: An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.
Short Sale Risk: The Fund enters into a short sale by selling a security it has borrowed (typically from a broker or other institution). If the market price of a security increases after the Fund borrows the security, the Fund will suffer a (potentially unlimited) loss when it replaces the borrowed security at the higher price. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. In addition, the Fund may not always be able to borrow the security at a particular time or at an acceptable price. The Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Short sales also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses.
Sovereign Debt Risk: The Fund may invest in, or have exposure to, sovereign debt instruments. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. The Fund and the Subsidiary will be subject to the same investment restrictions and limitations on a consolidated basis, and to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund.

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Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund. Additionally, certain unexpected market events or significant adverse market movements could result in the Fund not holding enough assets to be able to meet its obligations under the agreement. Such occurrences may negatively impact the Fund’s ability to implement its principal investment strategies and could result in losses to the Fund.
Tax Risk: In order for the Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90 percent of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. Income from certain commodity-linked derivative instruments in which the Fund invests is not considered qualifying income. The Fund will therefore restrict its income from direct investments in commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10 percent of its gross income.
The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or its Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
U.S. Government Securities Risk: Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.
Value Style Risk: Investing in or having exposure to “value” securities, as described in the section titled “Principal Investment Strategies of the Fund,” presents the risk that the securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.
Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.
Performance Information
The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The Fund commenced operations on October 30, 2013, however, the Class R6 Shares commenced operations on September 2, 2014.
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance, including its current NAV per share and the performance of other classes of the Fund, can be obtained by visiting https://funds.aqr.com.
Class R6 Shares—Total Returns
The bar chart below provides an illustration of how the Fund’s Class R6 Shares’ performance has varied in each of the indicated calendar years.
Highest Quarterly Return	Lowest Quarterly Return
7.40% (3Q15)	-8.10% (2Q18)

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Average Annual Total Returns as of December 31, 2019
The following table compares the Fund’s average annual total returns for Class R6 Shares as of December 31, 2019 to the ICE BofAML US 3-Month Treasury Bill Index. You cannot invest directly in an index. The table includes all applicable fees and sales charges.
	One Year	Five Year	Since Inception (September 2, 2014)
AQR Style Premia Alternative Fund—Class R6
Return Before Taxes	-8.08%	-0.41%	1.00%
Return After Taxes on Distributions	-8.61%	-1.73%	-1.14%
Return After Taxes on Distributions and Sale of Fund Shares	-4.72%	-0.76%	-0.02%
ICE BofAML US 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	2.28%	1.07%	1.01%
After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes and the return after taxes on distributions due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Andrea Frazzini, Ph.D., M.S.	October 30, 2013	Principal of the Adviser
Ronen Israel, M.A.	October 30, 2013	Principal of the Adviser
Michael Katz, Ph.D., A.M.	October 30, 2013	Principal of the Adviser
Yao Hua Ooi	January 1, 2020	Principal of the Adviser
For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 121 of the prospectus.

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AQR Style Premia Alternative LV Fund
Fund Summary — May 1, 2020
Investment Objective
The AQR Style Premia Alternative LV Fund (the “Fund”) seeks positive absolute returns.
As further described under “Details About the AQR Style Premia Alternative LV Fund” in the Fund’s prospectus, a “positive absolute return” seeks to earn a positive total return over a reasonable period of time regardless of market conditions or general market direction.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class R6
Management Fee	0.65%
Distribution (12b-1) Fee	None
Other Expenses
Dividends on short sales[1,2]	0.12%
All other expenses	0.17%
Total Other Expenses	0.29%
Acquired Fund Fees and Expenses[3]	0.05%
Total Annual Fund Operating Expenses[2]	0.99%
Less: Fee Waivers and/or Expense Reimbursements[4]	0.07%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[5]	0.92%
[1]	When a cash dividend is declared on a stock the Fund has sold short, the Fund is required to pay an amount equal to the dividend to the party from which the Fund has borrowed the stock, and to record the payment as an expense. Dividends on short sales has been restated to reflect an estimate expected to be incurred during the current fiscal year.
[2]	The Total Annual Fund Operating Expenses for Class R6 Shares do not correlate to the Class R6 Shares’ ratio to average net assets of expenses, before reimbursements and/or waivers given in the Fund’s most recent annual report which does not include the restatement of the dividends on short sales expense.
[3]	Acquired Fund Fees and Expenses reflect the expenses incurred indirectly by the Fund as a result of the Fund's investments in underlying money market mutual funds, exchange-traded funds or other pooled investment vehicles.
[4]	The Adviser has contractually agreed to reimburse operating expenses of the Fund in an amount sufficient to limit All Other Expenses in the table above at no more than 0.10% for Class R6 Shares. "All Other Expenses" include all Fund operating expenses other than management fees and 12b-1 fees and exclude interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims and extraordinary expenses. This agreement (the “Expense Limitation Agreement”) will continue at least through April 30, 2021. The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust. The Adviser is entitled to recapture any fees waived and/or expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser waived fees or reimbursed expenses, provided that the amount recaptured may not cause the total annual operating expenses or All Other Expenses, as applicable, attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the waiver and/or reimbursement and (ii) the applicable limits in effect at the time of recapture.
[5]	Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements are 0.80% for Class R6 Shares if dividends on short sales are not included.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Expense Limitation Agreement through April 30, 2021, as discussed in Footnote No. 4 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class R6 Shares	$94	$308	$540	$1,207
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 157% of the average value of its portfolio.

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Principal Investment Strategies of the Fund
The Fund pursues its investment objective by aiming to provide exposure to four separate investment styles (“Styles”): value, momentum, carry and defensive, using both “long” and “short” positions within the following asset groups (“Asset Groups”): equities, bonds, interest rates, commodities and currencies. The Fund will achieve its exposure to any of the Asset Groups by using derivatives or holding those assets directly. The Fund will also use derivatives for hedging purposes. The Fund implements the Styles by investing globally (including emerging markets) in a broad range of instruments, including, but not limited to, equities (primarily those issued by large- and mid-cap companies), futures (including commodity futures, index futures, equity futures, bond futures and interest rate futures), currency and commodity forwards, options and swaps (including commodity swaps, swaps on commodity futures, equity swaps, swaps on index futures, total return swaps and interest rate swaps) (collectively, the “Instruments”). The Fund will either invest directly in the Instruments or indirectly by investing in the Subsidiary (as described below) that invests in the Instruments. The Fund may also invest in other registered investment companies including exchange-traded funds.
The “LV” in the Fund’s name reflects that the Fund will be managed in a manner designed to have, on average, “low volatility.” The Adviser, on average, will target an annualized volatility level for the Fund of 5%, which is similar to the historical volatility of intermediate-term government bonds. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns.  The Adviser expects that the Fund’s targeted annualized forecasted volatility will typically range between 3% and 7%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Higher volatility generally indicates higher risk. Actual or realized volatility can and will differ from the forecasted or target volatility described above.
As of the date of this prospectus, the Adviser generally considers large- and mid-cap companies to be those companies with market capitalizations around the range of the MSCI World Index at the time of purchase. The Fund’s exposure to equities includes securities of U.S. and non-U.S. issuers and equity indices representing the United States and non-U.S. countries, including, with respect to non-U.S. countries, those from emerging markets. For the bonds Asset Group, the Fund will have exposure to U.S. Government securities and sovereign debt issued by other developed and emerging market countries. The Fund may invest in debt securities of any credit rating, maturity or duration, which may include high-yield or “junk” bonds. From time to time, the Fund can have significant exposure to non-U.S. dollar denominated currencies, including emerging markets currencies. The Fund is generally intended to have a low correlation to the equity, bond and credit markets. The Fund also is not designed to match the performance of any hedge fund index. The Fund will utilize proprietary trading algorithms in order to minimize market impact and reduce trading costs. The Adviser will attempt to mitigate risk through diversification of holdings and through active monitoring of volatility, counterparties and other risk measures. There is no assurance, however, that the Fund will achieve its investment objective.
The Styles employed by the Fund are:
Value: Value strategies favor investments that appear cheap over those that appear expensive based on fundamental measures related to price, seeking to capture the tendency for relatively cheap assets to outperform relatively expensive assets. The Fund will seek to buy assets that are “cheap” and sell those that are “expensive.” Examples of value measures include using price-to-earnings and price-to-book ratios for selecting equities.
Momentum: Momentum strategies favor investments that have performed relatively well over those that have underperformed over the medium-term (i.e., one year or less), seeking to capture the tendency that an asset’s recent relative performance will continue in the near future. The Fund will seek to buy assets that recently outperformed their peers and sell those that recently underperformed. Examples of momentum measures include simple price momentum for selecting equities and price- and yield-based momentum for selecting bonds.
Carry: Carry strategies favor investments with higher yields over those with lower yields, seeking to capture the tendency for higher-yielding assets to provide higher returns than lower-yielding assets. The Fund will seek to buy high-yielding assets and sell low-yielding assets. An example of carry measures includes using interest rates to select currencies and bonds.
Defensive: Defensive strategies favor investments with low-risk characteristics over those with high-risk characteristics, seeking to capture the tendency for lower risk and higher-quality assets to generate higher risk-adjusted returns than higher risk and lower-quality assets. The Fund will seek to buy low-risk, high-quality assets and sell high-risk, low-quality assets. Examples of defensive measures include using beta (i.e., an investment’s sensitivity to the securities markets) to select equities, and duration to select bonds.
The Fund is actively managed and the Fund’s exposures to Styles and Asset Groups will vary based on the Adviser’s ongoing evaluation of investment opportunities. The Fund expects to maintain exposure to all four Styles; however, not all Styles are represented within each Asset Group. The portfolio construction process is a bottom up systematic process which begins with the ranking of a universe of investments within each Asset Group based upon each applicable Style using multiple measures, some of which are listed above. Investments ranking near the top of the universe contribute the largest “long” weights among the universe and investments ranking near the bottom of the

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universe contribute the largest “short” weights among the universe to produce the target Asset Group portfolio. For each Asset Group, the Styles included in that Asset Group each contribute position weights to the Asset Group portfolio, in such a way that each Style achieves roughly equal risk within the Asset Group. Asset Group portfolios are sized to also maintain a risk balanced allocation across Asset Groups within the Fund. Individual investments in the actual Asset Group portfolios are bought or sold during the rebalancing process, the frequency of which is expected to vary depending on the Asset Group and the Adviser’s ongoing evaluation of certain factors including changes in market conditions and how much the actual portfolio deviates from the target portfolio.
The Fund’s strategy engages in frequent portfolio trading which may result in a higher portfolio turnover rate than a fund with less frequent trading, and correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund, and may have adverse tax consequences.
The Fund intends to make investments through the Subsidiary and may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest primarily in commodity futures, commodity forwards, commodity swaps, swaps on commodity futures and other commodity-linked derivative Instruments but it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivative instruments, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, the Fund and the Subsidiary will be subject to the same fundamental investment restrictions on a consolidated basis and, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
A portion of the Fund’s assets will be held in cash or cash equivalent investments, including, but not limited to, interests in short-term investment funds, short-term bond fund shares, money market fund shares and/or U.S. Government securities.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss. The following is a summary description of certain risks of investing in the Fund.
Below Investment Grade Securities Risk: Although bonds rated below investment grade (also known as “junk” securities) generally pay higher rates of interest than investment grade bonds, bonds rated below investment grade are high risk, speculative investments that may cause income and principal losses for the Fund.
Commodities Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.
Common Stock Risk: The Fund may invest in, or have exposure to, common stocks. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Counterparty Risk: The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.

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Credit Risk: Credit risk refers to the possibility that the issuer of a security or the issuer of the reference asset of a derivative instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that the issuer will not default on its payment obligations or that bonds will not otherwise lose value.
Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.
Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the section entitled “Principal Investment Strategies of the Fund,” futures contracts, forward contracts, options and swaps. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Emerging Market Risk: The Fund intends to have exposure to emerging markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.
Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•	The Fund generally holds its foreign instruments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
•	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s  skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s  inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will

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default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Hedging Transactions Risk: The Adviser  from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser  may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees).
High Portfolio Turnover Risk: The investment techniques and strategies utilized by the Fund, including investments made on a shorter-term basis or in derivative instruments or instruments with a maturity of one year or less at the time of acquisition, may result in frequent portfolio trading and high portfolio turnover. High portfolio turnover rates will cause the Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders in the Fund.
Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share.
Leverage Risk: As part of the Fund’s principal investment strategy, the Fund will make investments in futures contracts, forward contracts, options, swaps and other derivative instruments. These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure to the underlying instrument, as well as the potential for greater loss. If the Fund uses leverage through activities such as entering into short sales or purchasing derivative instruments, the Fund has the risk that losses may exceed the net assets of the Fund. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements.
Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid-Cap Securities Risk: The Fund may invest in, or have exposure to, the securities of mid-cap companies. The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in selecting investments or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

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All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.
The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.
Non-Diversified Status Risk: The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.
Options Risk: An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.
Short Sale Risk: The Fund enters into a short sale by selling a security it has borrowed (typically from a broker or other institution). If the market price of a security increases after the Fund borrows the security, the Fund will suffer a (potentially unlimited) loss when it replaces the borrowed security at the higher price. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. In addition, the Fund may not always be able to borrow the security at a particular time or at an acceptable price. The Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Short sales also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses.
Sovereign Debt Risk: The Fund may invest in, or have exposure to, sovereign debt instruments. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. The Fund and the Subsidiary will be subject to the same investment restrictions and limitations on a consolidated basis, and to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund.

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Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund. Additionally, certain unexpected market events or significant adverse market movements could result in the Fund not holding enough assets to be able to meet its obligations under the agreement. Such occurrences may negatively impact the Fund’s ability to implement its principal investment strategies and could result in losses to the Fund.
Tax Risk: In order for the Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90 percent of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. Income from certain commodity-linked derivative instruments in which the Fund invests is not considered qualifying income. The Fund will therefore restrict its income from direct investments in commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10 percent of its gross income.
The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or its Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
U.S. Government Securities Risk: Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.
Value Style Risk: Investing in or having exposure to “value” securities, as described in the section titled “Principal Investment Strategies of the Fund,” presents the risk that the securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.
Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.
Performance Information
The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund.
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance, including its current NAV per share, can be obtained by visiting https://funds.aqr.com.
Class R6 Shares—Total Returns
The bar chart below provides an illustration of how the Fund’s performance has varied in each of the indicated calendar years.
Highest Quarterly Return	Lowest Quarterly Return
3.85% (3Q15)	-3.85% (2Q18)

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Average Annual Total Returns as of December 31, 2019
The following table compares the Fund’s average annual total returns for Class R6 Shares as of December 31, 2019 to the ICE BofAML US 3-Month Treasury Bill Index. You cannot invest directly in an index. The table includes all applicable fees and sales charges.
	One Year	Five Year	Since Inception (September 17, 2014)
AQR Style Premia Alternative LV Fund—Class R6
Return Before Taxes	-3.59%	0.49%	1.02%
Return After Taxes on Distributions	-3.63%	-0.13%	0.34%
Return After Taxes on Distributions and Sale of Fund Shares	-2.10%	0.14%	0.52%
ICE BofAML US 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	2.28%	1.07%	1.02%
After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes and the return after taxes on distributions due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Andrea Frazzini, Ph.D., M.S.	September 17, 2014	Principal of the Adviser
Ronen Israel, M.A.	September 17, 2014	Principal of the Adviser
Michael Katz, Ph.D., A.M.	September 17, 2014	Principal of the Adviser
Yao Hua Ooi	January 1, 2020	Principal of the Adviser
For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 121 of the prospectus.

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AQR Volatility Risk Premium Fund
Fund Summary — May 1, 2019
Investment Objective
The AQR Volatility Risk Premium Fund (the “Fund”) seeks total return.
Total return consists of capital appreciation and income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class R6
Management Fee	0.55%
Distribution (12b-1) Fee	None
Other Expenses	2.06%
Acquired Fund Fees and Expenses[1]	0.03%
Total Annual Fund Operating Expenses	2.64%
Less: Fee Waivers and/or Expense Reimbursements[2]	1.96%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.68%
[1]	Acquired Fund Fees and Expenses reflect the expenses incurred indirectly by the Fund as a result of the Fund's investments in underlying money market mutual funds, exchange-traded funds or other pooled investment vehicles.
[2]	The Adviser has contractually agreed to reimburse operating expenses of the Fund in an amount sufficient to limit Other Expenses in the table above at no more than 0.10% for Class R6 Shares. "Other Expenses" include all Fund operating expenses other than management fees and 12b-1 fees and exclude interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims and extraordinary expenses. This agreement (the “Expense Limitation Agreement”) will continue at least through April 30, 2021. The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust. The Adviser is entitled to recapture any fees waived and/or expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser waived fees or reimbursed expenses, provided that the amount recaptured may not cause the total annual operating expenses or Other Expenses, as applicable, attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the waiver and/or reimbursement and (ii) the applicable limits in effect at the time of recapture.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Expense Limitation Agreement through April 30, 2021, as discussed in Footnote No. 2 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class R6 Shares	$69	$633	$1,224	$2,828
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 103% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund seeks to outperform a custom benchmark that consists of 50% MSCI World Net Total Return USD Index + 50% ICE BofAML US 3-Month Treasury Bill Index by providing investors with potential gains from three different sources of return: 1) overall exposure to global equity markets, 2) selling (i.e., writing) options to capture the volatility risk premium (i.e., the premium that buyers of options are willing to pay for this form of financial insurance), and 3) an active equity strategy that seeks to outperform a broad-based global equity benchmark.
The Fund is not designed to be market neutral, which means that the Fund is not designed to be uncorrelated with the returns of the equity markets in which the Fund invests. The Adviser, on average, intends to target a portfolio beta (i.e., the portfolio's sensitivity to fluctuations in the securities markets) of 0.5 to the MSCI World Net Total Return USD Index. Under normal market conditions, the Fund’s beta, on average, is expected to range between 0.4 and 0.6.

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The Fund invests globally in a broad range of instruments, including, but not limited to, equities, futures (including index futures, equity futures, interest rate futures and bond futures), currency futures and forwards, options (including written and purchased options on equities, bonds and equity and bond futures, including futures on indices) and swaps (including equity swaps, equity index swaps and swaps on futures) (collectively, the “Instruments”). The Fund’s exposure to the bonds asset class includes sovereign debt issued by developed countries. The Fund may also invest in other registered investment companies including exchange-traded funds (“ETFs”).
Volatility Risk Premium Strategy
The Fund seeks to capture the volatility risk premium across global developed equity and bond markets by selling (i.e., writing) call and put options to buyers seeking financial insurance in exchange for a premium, or payment, from the option buyer. To implement the volatility risk premium strategy, the Fund will sell put and call options at various strike prices and with various expiration dates on various equity and bond reference assets (including indices) across global developed markets.
The Fund will seek to sell options that appear “expensive” based on the Adviser’s proprietary quantitative models (that is, where the demand for protection is high resulting in premiums on the written options that are attractive to the Adviser). The Fund may sell uncovered call and put options (i.e., where the Fund does not own or is not short, as applicable, the Instrument underlying the call or put option) and covered call and put options (i.e., where the Fund holds or is short, as applicable, an equivalent position in the Instrument underlying the call or put option). The Fund will generally delta-hedge an option it sells by taking long or short positions in the Instrument underlying the option. Delta-hedging is intended to hedge the option’s directional exposure to the underlying Instrument, thereby reducing the strategy’s overall return volatility. The Fund will generally delta-hedge through the use of ETFs and/or futures. Written option positions may be closed out during a rebalancing process, either by purchasing the same option or an option on the same underlying Instrument that the Adviser has determined will achieve a similar result.
The premiums the Fund receives from the sale of put and call options can be partially or completely offset by the amount it needs to pay out; however, the Fund seeks to execute its options strategy so that the premiums it receives are greater than the amounts paid out, inclusive of any gains or losses resulting from hedging activities. The Fund’s total exposure to the volatility risk premium strategy will vary over time based in part on the Adviser’s estimate of the losses that could occur in periods of a sudden increase in volatility or extreme price movements (up or down) in equity or bond markets. If, however, such extreme price movements occur, they may result in large Fund losses.
Active Equity Strategy
Under normal market conditions the Fund will invest approximately 50% of its net assets in an actively managed portfolio of global equities (the “Equity Sleeve”). The Equity Sleeve seeks to outperform, after expenses, the MSCI World Net Total Return USD Index while seeking to control its tracking error relative to this benchmark. The Equity Sleeve will target a long-term average forecasted tracking error of approximately 2-3% relative to the MSCI World Net Total Return USD Index. Actual realized tracking error will vary based on market conditions and other factors.
The Equity Sleeve will be managed by both overweighting and underweighting securities, industries and sectors relative to the MSCI World Net Total Return USD Index. In selecting the Fund’s equity investments, the Adviser utilizes a quantitative investment process. A quantitative investment process is a systematic method of evaluating securities and other assets by analyzing a variety of data through the use of models—or processes—to generate an investment opinion. The models consider a wide range of factors, including, but not limited to, value, momentum and quality.
Value strategies favor securities that appear cheap based on fundamental measures. Examples of value strategies include using price-to-earnings and price-to-book ratios.
Momentum strategies favor securities with strong recent relative performance and positive changes in fundamentals.
Quality indicators identify stable companies in good business health, including those with strong profitability and stable earnings.
In addition to these three indicators, the Adviser will use a number of additional indicators based on the Adviser’s proprietary research. The Adviser may add or modify the economic indicators employed in selecting portfolio holdings from time to time.
The Fund may invest in or have exposure to companies of any size. The Fund does not limit its investments to any one country, and may invest in any one country without limit. The Fund may, but is not required to, hedge exposure to foreign currencies using foreign currency forwards or futures.

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General
In seeking to achieve its investment objective, the Fund will take both “long” and “short” positions through the use of derivative Instruments. A “long” position in a derivative Instrument will benefit from an increase in the price of the underlying instrument and will lose value if the price of the underlying Instrument decreases. A “short” position in a derivative Instrument will benefit from a decrease in price of the underlying instrument and will lose value if the price of the underlying Instrument increases.
The Adviser will consider the potential federal income tax impact on a shareholder’s after-tax investment return of certain trading decisions, including but not limited to, selling or closing out of Instruments to realize losses, or to refrain from selling or closing out of Instruments to avoid realizing gains, when determined by the Adviser to be appropriate.
The Fund’s use of options, futures contracts, forward contracts, swaps and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use Instruments that have a leveraging effect. For example, if the Adviser seeks to gain enhanced exposure to a specific asset class through an Instrument providing leveraged exposure to the asset class and that Instrument increases in value, the gain to the Fund will be magnified. If that investment decreases in value, however, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
If derivative Instruments and Instruments with remaining maturities of one year or less are taken into account, the Fund’s strategy will result in frequent portfolio trading and high portfolio turnover.
A portion of the Fund’s assets will be held in cash or cash equivalent investments, including, but not limited to, interests in short-term investment funds, short-term bond fund shares, money market fund shares and/or U.S. Government securities. These cash or cash equivalent holdings serve as collateral for the positions the Fund takes and also earn income for the Fund.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss. The following is a summary description of certain risks of investing in the Fund.
The Fund’s volatility risk premium strategy will be implemented, in part, by selling (writing) put and call options, which exposes the Fund to tail risk. Tail risk is the risk that an event with a small probability of happening occurs (such as a major market movement or sharp spike in the volatility of equity or bond markets), resulting in a large negative impact on the Fund’s returns. See “Options Risk” for additional risks from option-writing.
Common Stock Risk: The Fund may invest in, or have exposure to, common stocks. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Counterparty Risk: The Fund may enter into various types of derivative contracts  as described below under “Derivatives Risk”. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.
Credit Risk: Credit risk refers to the possibility that the issuer of a security or the issuer of the reference asset of a derivative instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the four highest categories (S&P Global Ratings (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that

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they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that the issuer will not default on its payment obligations or that bonds will not otherwise lose value.
Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.
Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security or currency (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the section entitled “Principal Investment Strategies of the Fund,” futures contracts, forward contracts, options (both written and purchased) and swaps. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•	The Fund generally holds its foreign instruments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
•	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s  skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s  inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Hedging Transactions Risk: The Adviser  from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser  may not seek to establish a perfect

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correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees).
High Portfolio Turnover Risk: The investment techniques and strategies utilized by the Fund, including investments made on a shorter-term basis or in derivative instruments or instruments with a maturity of one year or less at the time of acquisition, may result in frequent portfolio trading and high portfolio turnover. High portfolio turnover rates will cause the Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders in the Fund.
Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share.
Leverage Risk: As part of the Fund’s principal investment strategy, the Fund will make investments in futures contracts, forward contracts, swaps, options and other derivative instruments. These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure to the underlying instrument, as well as the potential for greater loss. If the Fund uses leverage through activities such as entering into short sales or purchasing derivative instruments, the Fund has the risk that losses may exceed the net assets of the Fund. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements.
Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid-Cap Securities Risk: The Fund may invest in, or have exposure to, the securities of mid-cap companies. The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and traditional and non-traditional data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in selecting investments or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.

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The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.
Options Risk: An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the implied volatility, which in turn are affected by fiscal and monetary policies and by national and international political and economic events.
•	Purchased Options: When the Fund purchases an option, it may lose the total premium paid for it if the price of the underlying security or other assets decreased, remained the same or failed to increase to a level at or beyond the exercise price (in the case of a call option) or increased, remained the same or failed to decrease to a level at or below the exercise price (in the case of a put option). If a call or put option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.
•	Written Options: By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire exercise price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at an exercise price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is not able to close out its written put options, it may result in substantial losses to the Fund. By writing a call option, the Fund may be obligated to deliver instruments underlying an option at less than the market price. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, the Fund must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase. The Fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised options.
By writing call and put options on underlying instruments, the returns of the options writing strategy will be determined by the performance of the underlying instrument. If the underlying instrument appreciates or depreciates sufficiently over the period to offset the net premium received by the Fund, the Fund may incur losses. Increases in implied volatility of options may cause the value of an option to increase, even if the value of the underlying instrument does not change, which could result in a reduction in the Fund’s NAV. In unusual market circumstances where implied volatility sharply increases or decreases causing options spreads to be significantly correlated to the underlying instrument, the Fund’s option writing strategy may not perform as anticipated. Prior to the exercise or expiration of the option, the Fund is exposed to implied volatility risk, meaning the value, as based on implied volatility, of an option may increase due to market and economic conditions or views based on the sector or industry in which issuers of the underlying instrument participate, including issuer-specific factors.
Seeking to capture volatility risk premium by writing options to buyers seeking financial insurance presents heightened risk of loss. The Fund could experience a sudden, significant permanent loss due to dramatic movements in financial markets, which far exceed the premiums received for writing the options. Such significant losses could result in a dramatic reduction in the Fund’s NAV on an individual Business Day. Moreover, the losses would impact then-current shareholders who may differ from shareholders who benefitted from the positive impact of the option-writing program.
Short Sale Risk: The Fund may take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Short sales also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses.
Small-Cap Securities Risk: Investments in or exposure to the securities of companies with smaller market capitalizations involve higher risks in some respects than do investments in securities of larger companies. For example, prices of such securities are often more volatile than prices of large capitalization securities. In addition, due to thin trading in some such securities, an investment in these securities may be less liquid (i.e., harder to sell) than that of larger capitalization securities. Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.
Sovereign Debt Risk: The Fund may invest in, or have exposure to, sovereign debt instruments. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative

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size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund. Additionally, certain unexpected market events or significant adverse market movements could result in the Fund not holding enough assets to be able to meet its obligations under the agreement. Such occurrences may negatively impact the Fund’s ability to implement its principal investment strategies and could result in losses to the Fund.
Tax-Managed Investment Risk: The performance of the Fund may deviate from that of non-tax managed funds and may not provide as high a return before consideration of federal income tax consequences as non-tax managed funds. The Fund’s tax-sensitive investment strategy involves active management with the intent of minimizing the amount of realized gains from the sale of securities; however, market conditions may limit the Fund’s ability to execute such strategy. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation or regulation. Although the Fund expects that a smaller portion of its total return will consist of taxable distributions to shareholders as compared to non-tax managed funds, there can be no assurance about the size of taxable distributions to shareholders.
U.S. Government Securities Risk: Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.
Value Style Risk: Investing in or having exposure to “value” securities presents the risk that the securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.
Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.
Performance Information
The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund.
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance, including its current NAV per share, can be obtained by visiting https://funds.aqr.com.
Class R6 Shares—Total Returns
The bar chart below provides the Fund’s performance for its first full calendar year.
Highest Quarterly Return	Lowest Quarterly Return
6.29% (1Q19)	-0.78% (3Q19)

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Average Annual Total Returns as of December 31, 2019
The following table compares the Fund’s average annual total returns for Class R6 Shares as of December 31, 2019 to a reference benchmark comprised as follows: 50% MSCI World Index and 50% ICE BofAML US 3-Month Treasury Bill Index. You cannot invest directly in an index. The table includes all applicable fees and sales charges.
	One Year	Since Inception (November 1, 2018)
AQR Volatility Risk Premium Fund—Class R6
Return Before Taxes	10.98%	5.29%
Return After Taxes on Distributions	10.28%	4.63%
Return After Taxes on Distributions and Sale of Fund Shares	6.69%	3.85%
50% MSCI World Index and 50% ICE BofAML US 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	14.53%	8.95%
After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Ronen Israel, M.A.	November 1, 2018	Principal of the Adviser
Lars N. Nielsen, M.Sc.	January 1, 2020	Principal of the Adviser
Yao Hua Ooi	January 31, 2020	Principal of the Adviser

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Important Additional Information
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Class R6 Shares of each Fund each day the NYSE is open. To purchase or redeem shares you should contact your financial intermediary, or, if you hold your shares through the Fund, you should contact the Fund by phone at (866) 290-2688, by mail (c/o AQR Funds, P.O. Box 2248, Denver, CO 80201-2248), or by the Internet at https://funds.aqr.com. Each Fund’s initial and subsequent investment minimums for Class R6 Shares generally are as follows.
Class R6 Shares
Minimum Initial Investment	$50,000,000[1]
Minimum Subsequent Investment	None
[1]	Reductions apply to certain eligibility groups. See “Investing With the AQR Funds” in the Funds’ prospectus.
Tax Information
Each Fund’s dividends and distributions may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.
Payments to Broker/Dealers and other Financial Intermediaries
If you purchase shares of a Fund through a broker-dealer or other financial intermediary, the Adviser or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

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Details About the Funds
Glossary. To keep things simple, we have defined and explained a number of terms and concepts in a Glossary at the back of this prospectus. Terms that are in italics have definitions or explanations in the Glossary.
Included in this prospectus are sections that tell you about buying and selling shares, management information, shareholder features of the Funds and your rights as a shareholder.

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Details About the AQR Alternative Risk Premia Fund
Investment Objective
The AQR Alternative Risk Premia Fund (the “Fund”) seeks positive absolute returns.
The use of the term "positive absolute return" is intended to distinguish the Fund’s investment objective from the relative returns sought by many other mutual funds. Funds seeking relative returns are generally managed with a goal of outperforming an index of securities or an index of competitive funds. As a result, even if these funds are successful in achieving their investment objectives, their investment returns will tend to reflect the general direction of the securities markets. A "positive absolute return" seeks to earn a positive total return over a reasonable period of time regardless of market conditions or general market direction. However, while seeking to generate positive performance over a multi-year period of time, the Fund may have positive or negative returns over shorter time periods.
There can be no assurance that the Fund will be successful in achieving its investment objective.
Principal Investment Strategies
The Fund pursues its investment objective by aiming to provide exposure to six separate investment styles (“Styles”): value, momentum, carry, defensive, trend and volatility using both “long” and “short” positions within the following asset groups (“Asset Groups”): stocks, equity indices, bonds and currencies. The Fund will achieve its exposure to any of the Asset Groups by using derivatives or holding those assets directly. The Fund will also use derivatives for hedging purposes. The Fund implements the Styles by investing globally in a broad range of instruments, including, but not limited to, equities (primarily those issued by large- and mid-cap companies), futures (including index futures, equity futures, interest rate futures and bond futures), currency futures and forwards, options (including written and purchased options on equities, bonds and equity and bond futures, including futures on indices) and swaps (including equity swaps, bond swaps, interest rate swaps, swaps on index futures and total return swaps) (collectively, the “Instruments”). The Fund may also invest in other registered investment companies including exchange-traded funds (“ETFs”).
The Fund’s exposure to equities includes securities of U.S. and non-U.S. issuers and equity indices representing the United States and non-U.S. countries. As of the date of this prospectus, the Adviser generally considers large- and mid-cap companies to be those companies with market capitalizations around the range of the MSCI World Index at the time of purchase.  As of March 31, 2020, the market capitalization of the companies comprising the MSCI World Index ranged from $337.37 million to $1,142.98 billion. For the bonds Asset Group, the Fund will have exposure to U.S. Government securities and sovereign debt issued by other developed countries and bond indices representing such securities. The Fund may invest in debt securities of any credit rating, maturity or duration, which may include high-yield or “junk” bonds. From time to time, the Fund can have significant exposure to non-U.S. dollar denominated currencies.
The Fund is generally intended to have a low correlation to the equity, bond and credit markets. The Fund also is not designed to match the performance of any hedge fund index. In order to minimize market impact and reduce trading costs, where applicable, the Fund will utilize a proprietary approach to algorithmic trading. The Adviser will attempt to mitigate risk through diversification of holdings and through active monitoring of volatility, counterparties and other risk measures. There is no assurance, however, that the Fund will achieve its investment objective.
The Styles employed by the Fund are:
Value: Value strategies favor investments that appear cheap over those that appear expensive based on fundamental measures related to price, seeking to capture the tendency for relatively cheap assets to outperform relatively expensive assets. The Fund will seek to buy assets that are “cheap” and sell those that are “expensive.” Examples of value measures include using price-to-earnings and price-to-book ratios for selecting stocks.
Momentum: Momentum strategies favor investments that have performed relatively well over those that have underperformed over the medium-term (i.e., one year or less), seeking to capture the tendency that an asset’s recent relative performance will continue in the near future. The Fund will seek to buy assets that recently outperformed their peers and sell those that recently underperformed. Examples of momentum measures include simple price momentum for selecting stocks and price- and yield-based momentum for selecting bonds.
Carry: An asset’s “carry” is its expected return assuming market conditions, including its price, stay the same. Carry strategies favor investments with higher yields over those with lower yields, seeking to capture the tendency for higher-yielding assets to provide higher returns than lower-yielding assets. The Fund will seek to take long positions in high-yielding assets and short positions in low-yielding assets. An example of carry measures includes selecting currencies and bonds based on interest rates.
Defensive: Defensive strategies favor investments with low-risk characteristics over those with high-risk characteristics, seeking to capture the tendency for lower risk and higher-quality assets to generate higher risk-adjusted returns than higher risk and lower-quality assets. The Fund will seek to buy low-risk, high-quality assets and sell high-risk, low-quality assets. An example of a defensive measure includes using beta (i.e., an investment’s sensitivity to the securities markets) to select stocks.

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Trend: Trend strategies favor investments that follow an identified positive or negative trend. The Adviser uses a proprietary, systematic and quantitative process that seeks to benefit from price trends in equity index, bond and currency Instruments. The size and type (long or short) of the position taken will relate to various factors, including the Adviser’s systematic assessment of a trend and its likelihood of continuing as well as the Adviser’s estimate of the Instrument’s risk. The Fund may have both long and short positions in different assets depending on their respective price trends. An example of a trend measure is using short-term prices (e.g., prices over a one to three month period) to select an equity index.
Volatility: Volatility strategies seek to capture the volatility risk premium across equity index and bond Asset Groups by selling (i.e., writing) call and put options to buyers seeking financial insurance in exchange for a premium, or payment, from the option buyer. The Fund may sell uncovered call and put options (i.e., where the Fund does not own or is not short, as applicable, the Instrument underlying the call or put option) and covered call and put options (i.e., where the Fund holds or is short, as applicable, an equivalent position in the Instrument underlying the call or put option). The Fund will generally delta-hedge an option it sells by taking long or short positions in the Instrument underlying the option. Delta-hedging is intended to hedge the option’s directional exposure to the underlying Instrument, thereby reducing the strategy’s overall return volatility. The Fund will generally delta-hedge through the use of ETFs and/or futures. The Fund will seek to sell options that appear “expensive” based on the Adviser’s proprietary quantitative models (that is, where the demand for protection is high resulting in premiums on the written options that are attractive to the Adviser).
The Fund is actively managed and the Fund’s exposures to Styles and Asset Groups will vary based on the Adviser’s ongoing evaluation of investment opportunities. The Fund expects to maintain exposure to all six Styles; however, not all Styles are represented within each Asset Group. The Adviser targets balanced-risk weights across both Styles and Asset Groups, which means that lower risk Styles and Asset Groups, as determined by the Adviser, will generally have higher notional allocations (i.e., greater leverage) than higher risk Styles and Asset Groups, as determined by the Adviser. Risk allocations to the Volatility Style will be based on estimated losses in periods of extreme price movements (up or down) in equity or bond markets. Notwithstanding its expected lower notional allocation in comparison to the other Styles, the Volatility Style may result in large Fund losses during such periods. Individual investments are sold or closed out during a rebalancing process, the frequency of which is expected to vary depending on the Adviser’s ongoing evaluation of certain factors including changes in market conditions and how much the actual portfolio deviates from the target portfolio.
In seeking to achieve its investment objective, the Fund will generally enter into both “long” and “short” positions across all Styles and Asset Groups using derivative Instruments. The Fund may also take a “long” position by purchasing the security directly, or a “short” position by borrowing a security from a third party and selling it at the then current market price. The owner of a “long” position will benefit from an increase in the price of the underlying instrument. The owner of a “short” position will benefit from a decrease in the price of the underlying instrument.
To implement the Volatility Style, the Fund will sell put and call options at varying strike prices and with varying expiration dates on various reference assets. The premiums the Fund receives from the sale of put and call options can be partially or completely offset by the amount it needs to pay out; however, the Fund seeks to execute its options strategy so that the premiums it receives are greater than the amounts paid out, inclusive of any gains or losses resulting from hedging activities.
The Adviser will consider the potential federal income tax impact on a shareholders’ after-tax investment return of certain trading decisions, including but not limited to, selling or closing out of Instruments to realize losses, or to refrain from selling or closing out of Instruments to avoid realizing gains, when determined by the Adviser to be appropriate. The Adviser will also take into consideration various tax rules pertaining to holding periods, wash sales and tax straddles.
The Fund’s use of options, futures contracts, forward contracts, swaps and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use Instruments that have a leveraging effect. For example, if the Adviser seeks to gain enhanced exposure to a specific asset class through an Instrument providing leveraged exposure to the asset class and that Instrument increases in value, the gain to the Fund will be magnified. If that investment decreases in value, however, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
The Adviser, on average, will target an annualized volatility level for the Fund of 8%. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. The Adviser expects that the Fund’s targeted annualized forecasted volatility will typically range between 6% and 10%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Higher volatility generally indicates higher risk. Actual or realized volatility can and will differ from the forecasted or target volatility described above.

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The Fund’s strategy engages in frequent portfolio trading which may result in a higher portfolio turnover rate than a fund with less frequent trading, and correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund, and may have adverse tax consequences.
A portion of the Fund’s assets will be held in cash or cash equivalent investments, including, but not limited to, interests in short-term investment funds, short-term bond fund shares, money market fund shares and/or U.S. Government securities.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss.

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Details About the AQR Diversified Arbitrage Fund
Investment Objective
The AQR Diversified Arbitrage Fund (the “Fund”) seeks long-term absolute (positive) returns.
The use of the term “absolute (positive) return” is intended to distinguish the Fund’s investment objective from the relative returns sought by many other mutual funds. Funds seeking relative returns are generally managed with a goal of outperforming an index of securities or an index of competitive funds. As a result, even if these funds are successful in achieving their investment objectives, their investment returns will tend to reflect the general direction of the securities markets. An “absolute (positive) return” seeks to earn a positive total return over a reasonable period of time regardless of market conditions or general market direction. However, while seeking to generate positive performance over a multi-year period of time, the Fund may have positive or negative returns over shorter time periods.
There can be no assurance that the Fund will be successful in achieving its investment objective.
Principal Investment Strategies
The Fund seeks to outperform, after expenses, the ICE BofAML US 3-Month Treasury Bill Index while seeking to control its tracking risk relative to this benchmark. The ICE BofAML US 3-Month Treasury Bill Index is designed to measure the performance of a high-quality short-term cash-equivalent investment. An investment in the Fund is more volatile than an investment in Treasury Bills, and is not backed by the full faith and credit of the U.S. Government.
The Fund uses a number of arbitrage investment strategies employed by hedge funds and proprietary trading desks of investment banks, including merger arbitrage, convertible arbitrage, and other kinds of arbitrage strategies and corporate event strategies described more fully below. In order to pursue these investment strategies, the Fund invests in a diversified portfolio of instruments, including equities, convertible securities, debt securities, loans (including unfunded loan commitments), warrants, options, swaps (including credit default swaps and credit default index swaps), futures contracts, forwards or other types of derivative instruments. The securities in which the Fund invests may be restricted and/or Rule 144A securities. The Sub-Adviser tactically allocates the Fund’s assets across arbitrage and alternative investment strategies with positive anticipated returns based on market conditions.
The Sub-Adviser will employ hedging strategies with the intent of (i) reducing the risk associated with each of the arbitrage and corporate event strategies; (ii) keeping the overall volatility of the Fund’s net asset value low; and (iii) maintaining a low correlation with the overall equity market.
The Fund will also engage extensively in short sales of securities. When the Fund sells a security short, it borrows the security from a third party and sells it at the then current market price. The Fund is then obligated to buy the security on a later date so that it can return the security to the lender. For arbitrage strategies, the Fund will generally buy securities and simultaneously sell securities short in amounts that are intended to result in an approximately neutral economic exposure to overall market movements.
The Fund makes use of derivative instruments, which may be used for hedging purposes, as a substitute for investing in conventional securities and for investment purposes. The Fund will also use derivatives to increase its economic exposure, either long or short, to a particular security, currency or index. Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. The Fund’s use of swaps, futures contracts, forward contracts and certain other derivative instruments may have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset underlying a derivative instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use derivative instruments that have a leveraging effect. For example, if the Adviser seeks to gain enhanced exposure to a specific asset through a derivative instrument providing leveraged exposure to the asset and that derivative instrument increases in value, the gain to the Fund will be magnified. If that investment decreases in value, however, the loss to the Fund will also be magnified. A decline in the Fund’s assets due to losses magnified by the derivative instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of derivative instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
The Fund invests in debt securities, which may be of any credit rating, maturity or duration, and which may include high-yield or “junk” bonds. A portion of the Fund’s assets will be held in cash or cash equivalent investments, including, but not limited to, interests in short-term investment funds, shares of money market or short-term bond funds and/or U.S. Government securities. In response to adverse market, economic or other conditions, such as the availability of attractive arbitrage and corporate event opportunities (or lack thereof), the Fund may temporarily invest a substantial portion of its assets in such cash or cash equivalent securities and during such periods the Fund may not achieve its investment objective. The Fund will invest in issuers in foreign countries, which may include emerging market countries.

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Examples of Arbitrage and Corporate Event Strategies:
Merger Arbitrage: When engaging in merger arbitrage, the Sub-Adviser buys shares of the “target” company in a proposed merger or other reorganization between two companies. If the consideration in the transaction consists of stock of the acquirer, the Sub-Adviser will typically hedge the exposure to the acquirer by shorting the stock of the acquiring company.
•	Merger arbitrage investments are based on the premise that when a merger or similar deal between two companies is announced, the stock price of the target generally increases substantially as a result of the premium offered by the acquirer, but trades at a small discount to the consideration offered by the acquirer until the deal closes.
•	While most corporate deals close successfully, many investors holding a target company’s shares choose to sell them before closing to avoid the possibility of a significant loss in value if the transaction fails to close.
•	The discount in the value of the target company’s stock reflects (i) the likelihood of a completed transaction paying a certain amount of consideration for a target’s shares and (ii) the willingness of holders of the target’s stock to sell their stock at a discount prior to closing to lock-in gains and avoid the risk of a significant loss in value of the target’s stock if the transaction does not close.
The Fund invests in stocks of target companies in potential merger transactions based on the Sub-Adviser’s expected risk-adjusted return for the arbitrage transaction. In most cases, the Fund will buy the target’s stock soon after the announcement of the merger transaction and in most cases will hold the stock until the deal is completed. While the Fund will usually invest in the common stock of the target, it may also invest in other securities of the target such as convertible debentures, American Depositary Receipts (ADRs), options, loans and bonds. The Fund generally invests in target firms located in the United States, but also invests in target firms located in other countries when circumstances warrant. In certain instances, where the Sub-Adviser believes the compensation to be paid to shareholders significantly undervalues the target company’s securities, the Fund may participate in legal or other actions, such as appraisal actions, to seek to increase the compensation the Fund receives for such securities in connection with the merger, corporate reorganization or other event.
Convertible Arbitrage: When employing a convertible arbitrage strategy, the Sub-Adviser invests in convertible securities that are trading at discounts to their fundamental values and attempts to mitigate the various risks associated with investing in such convertible securities. Although infrequent, the Sub-Adviser will at times short convertible securities that are trading at premiums to their fundamental values and will attempt to mitigate various risks associated with the short position (for example, by buying common shares into which the convertible security is convertible).
•	A convertible security is a debenture or a preferred security that the holder may exchange for common stock at a pre-specified conversion rate. Because of the option to convert the security into common stock, the convertible security pays a lower coupon or preferred dividend than a comparable non-convertible debt or preferred stock issued by the company.
•	Convertible securities are a substantial source of capital for many companies, especially those with highly uncertain cash flows and immediate funding needs. Convertible securities are usually sold by issuing companies at discounts to their fundamental values. Because of their lower level of liquidity relative to listed equities, they often trade at discounts in the secondary market.
•	Convertible arbitrageurs (such as the Fund) are key participants in the convertible securities market, and typically buy the convertible security and seek to mitigate the various risks associated with the security (i.e., equity risk, credit risk, and interest rate risk) by using various hedging strategies. For example, equity risk may be hedged by shorting the stock of the issuer in an amount based on the sensitivity of the convertible security’s price to changes in the issuer’s stock price.
In most cases, the holding period for an investment by the Fund in a convertible arbitrage trade will be longer than one year, and could be several years for some investments. The Fund generally will hold convertible securities of domestic issuers, but will also purchase convertible securities of foreign issuers if circumstances warrant. In some cases, convertible securities trade at premiums relative to their fundamental values; in such cases the Fund would short sell the respective convertible security and employ various hedging strategies to mitigate the various risks associated with being short the convertible security.
Corporate Events: The Sub-Adviser also employs other arbitrage and corporate event strategies when market opportunities arise. Examples of such investments can include distressed investments, “SPACs” (Special Purpose Acquisition Corporations), IPOs (Initial Public Offerings), SEOs (Seasoned Equity Offerings), “price-pressure” trades, “dual-class” arbitrage and “closed-end fund” arbitrage among other strategies as detailed below. These investments generally involve issuers located in the United States, but may also involve issuers located in other countries when circumstances warrant.
•	Distressed investments are made in securities including loans, bonds (including corporate bonds, municipal bonds and sovereign debt), convertible bonds or equities of firms that are in or near financial distress. Frequently, the Sub-Adviser will invest after a firm has filed for bankruptcy protection. The Sub-Adviser will invest in securities that are trading at substantial discounts to fundamental values arising from a market dislocation as non-distressed investors

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sell these positions. The Fund invests in credit and distressed investments to generate gains, although the portfolio managers can take the potential for income into account when making investment decisions. Hedging transactions are used to protect against interest rate and market moves.
•	Short-term debt investment opportunities result from selling pressure as high yield corporate bonds move closer to either a maturity or call and the resulting yield declines to below the average of high yield index. The selling bondholder has to choose between holding a short-term security with lower yield and selling that security to purchase a longer dated security with higher yield. The Sub-Adviser opportunistically purchases these securities below fundamental value and then hedges the systematic risk.
•	Debtor-in-possession (DIP) loans are made to companies at the onset of a Chapter 11 bankruptcy restructuring. The DIP loan provides immediate cash needs to the company as well as subsequent working capital needs to allow the company to continue operating as a normal business during bankruptcy proceedings. The DIP loan will generally have a first lien on the company’s working capital, second liens on property already secured by other lenders, and first liens on all assets owned by the company which are not encumbered by a lien from another lender. Because the DIP loan is high in the company’s capital structure during the Chapter 11 process, these loans generally have lower risk.
•	Credit investments are made in convertible bonds, corporate bonds and corporate loans of firms which offer attractive risk-adjusted returns on a hedged basis, typically around event-induced capital flows.
•	When the Fund enters into “price pressure” trades, it seeks to profit from situations in which concentrated buying or selling of securities by a particular group of investors overwhelms regular trading causing a temporary price dislocation. The Fund will buy or short, as applicable, securities subject to price pressure and will hedge these purchases by shorting or buying, as applicable, market indices or comparable securities.
•	Seasoned equity offerings involve the purchase of common stock of a listed company in an underwritten offering. These investments take advantage of the discount at which offerings are priced relative to the stock’s market price, as well as the price pressure on the stock caused by a temporary supply-demand imbalance.
•	Debt capital markets investments may be made by participating in new issue offerings of corporate debentures.
•	Initial Public Offerings involve the purchase of a newly listed common stock in an underwritten offering. These are fundamental investments that the Sub-Adviser deems to be attractively priced.
•	When-issued arbitrage seeks to capture the difference in the prices at which a parent’s and subsidiary’s stock are trading on a “when-issued” basis. When-issued opportunities typically occur immediately prior to the separation of a parent and subsidiary (i.e., spin-off, carve-out, split-off).
•	Stub-trading arbitrage seeks to capture the difference in the prices at which the stocks of a publicly traded parent corporation and its publicly traded subsidiary are trading.
•	Dual-class arbitrage seeks to capture the difference in the prices at which different classes of a publicly traded company’s stock are trading.
•	Closed-end fund arbitrage is the practice of buying (selling) closed-end funds that trade at abnormally wide discounts (or premiums) to their underlying net asset values. Positions are unwound when the discount or premium converges to expected levels. In general, the Fund does not invest in closed-end funds with the intention of forcing a conversion into an open-end format.
•	Private investments involve structuring securities for private or publicly traded companies where the security created is not publicly offered or may not trade on a public market. The securities created can take the form of equity, convertible debt, corporate notes, warrants or any combination thereof. Although these securities are considered private, a secondary market may be created for trading but is not a requirement for investment.
•	Warrants involve the purchase of exchange-traded warrants in U.S. Treasury auctions or on the secondary market. These investments are typically hedged by short sales of the issuer’s stock.
•	Spin-Offs occur when the parent company distributes shares in a subsidiary to existing parent shareholders. Many parent shareholders opt to sell the newly-traded shares because the spin-off shares do not meet their investing criteria. Because of this selling pressure, spin-off firms sometimes realize negative returns around the spin-off date. This is often reversed over the subsequent year. The Fund purchases shares in spin-off firms based both on the estimated amount of price pressure selling and on the Sub-Adviser’s fundamental valuation. Spin-off positions are hedged using industry sector ETFs or stock market futures.
Corporate loans in which the Fund invests as part of these strategies will primarily consist of first or second lien, floating rate loans that are collateralized by specific assets. The Fund may also invest in other types of corporate loans such as fixed-rate or unsecured loans. The corporate loans may be purchased directly from the administrative agent of the loan or from a third party. In addition, the Fund may purchase a participation interest in a corporate loan from a third party that has a direct interest in the loan. The Fund may invest in investment grade or below-investment grade (“junk”) loans (and unrated loans of equivalent quality), including loans that are offered as part of highly leveraged transactions (such as leveraged buyouts).

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The Fund may employ additional arbitrage and/or corporate event investment strategies as they arise.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss.

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Details About the AQR Equity Market Neutral Fund
Investment Objective
The AQR Equity Market Neutral Fund (the “Fund”) seeks positive absolute returns.
The use of the term “positive absolute return” is intended to distinguish the Fund’s investment objective from the relative returns sought by many other mutual funds. Funds seeking relative returns are generally managed with a goal of outperforming an index of securities or an index of competitive funds. As a result, even if these funds are successful in achieving their investment objectives, their investment returns will tend to reflect the general direction of the securities markets. A “positive absolute return” seeks to earn a positive total return over a reasonable period of time regardless of market conditions or general market direction. However, while seeking to generate positive performance over a multi-year period of time, the Fund may have positive or negative returns over shorter time periods.
There can be no assurance that the Fund will be successful in achieving its investment objective.
Principal Investment Strategies
The Fund seeks to provide investors with returns from the potential gains from its long and short equity positions. The Fund is designed to be market- or beta-neutral, which means that the Fund seeks to achieve returns that are not closely correlated with the returns of the equity markets in which the Fund invests. Accordingly, the Adviser, on average, intends to target a portfolio beta of zero over a normal business cycle. Achieving zero portfolio beta would result in returns with no correlation to the equity markets in which the Fund invests over a normal business cycle.
Under normal market conditions, the Fund pursues its investment objective by investing at least 80% of its net assets (including borrowings for investment purposes) in equity instruments and equity related and/or derivative instruments. Equity instruments include common stock, preferred stock, depositary receipts and shares or interests in real estate investment trusts (“REITs”) or REIT-like entities (“Equity Instruments”). Equity related and/or derivative instruments are investments that provide exposure to the performance of equity instruments, including equity swaps (both single-name and index swaps), equity index futures and exchange-traded funds and similar pooled investment vehicles (collectively, “Equity Derivative Instruments” and together with Equity Instruments, “Instruments”).
In managing the Fund, the Adviser takes long positions in those Instruments that, based on proprietary quantitative models, the Adviser forecasts to be undervalued and likely to increase in price, and takes short positions in those Instruments that the Adviser forecasts to be overvalued and likely to decrease in price.
The Fund may invest in or have exposure to companies of any size. The Fund has no geographic limits on where it may invest. The Fund will generally invest in instruments of companies located in global developed markets, including the United States. As of the date of this prospectus, the Adviser considers global developed markets to be those countries included in the MSCI World Index. The Fund does not limit its investments to any one country and may invest in any one country without limit.
The Adviser uses a set of value, momentum, quality and other economic indicators to generate an investment portfolio based on the Adviser’s global security selection and asset allocation models.
•	Value indicators identify investments that appear cheap based on fundamental measures. Examples of value indicators include using price-to-earnings and price-to-book ratios for choosing individual equities.
•	Momentum indicators identify investments showing signs of improvement, whether based on prices or fundamentals. Examples of momentum indicators include simple price momentum for choosing individual equities based on strong recent performance.
•	Quality indicators identify stable companies in good business health, including those with strong profitability and stable earnings.
•	Sentiment indicators identify companies favored by high-conviction investors or companies whose management is acting in shareholder-friendly ways.
•	In addition to these indicators, the Adviser may use a number of additional indicators based on the Adviser’s proprietary research. The Adviser may add or modify the economic indicators employed in selecting portfolio holdings from time to time.
Applying these indicators, the Adviser takes long or short positions in sectors, industries and companies that it believes are attractive or unattractive.
The Fund may, but is not required to, hedge exposure to foreign currencies using foreign currency forwards or futures.
The Fund, when taking a “long” equity position, will purchase a security that will benefit from an increase in the price of that security. When taking a “short” equity position, the Fund borrows the security from a third party and sells it at the then current market price. A “short” equity position will benefit from a decrease in price of the security and will lose value if the price of the security increases. Similarly, the Fund also takes “long” and “short” positions in Equity Derivative Instruments. A “long” position in an Equity Derivative Instrument will benefit from an increase in the price of the

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underlying instrument. A “short” position in an Equity Derivative Instrument will benefit from a decrease in the price of the underlying instrument and will lose value if the price of the underlying instrument increases. Simultaneously engaging in long investing and short selling is designed to reduce the net exposure of the overall portfolio to general market movements.
The Fund uses Equity Derivative Instruments and foreign currency forwards as a substitute for investing in conventional securities and for investment purposes to increase its economic exposure to a particular security, index or currency in a cost-effective manner. At times, the Fund may gain all equity or currency exposure through the use of Equity Derivative Instruments and currency derivative instruments, and may invest in such instruments without limitation. The Fund’s use of Equity Derivative Instruments and currency derivative instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset underlying an Equity Derivative Instrument or currency derivative instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use Equity Derivative Instruments and currency derivative instruments that have a leveraging effect. For example, if the Adviser seeks to gain enhanced exposure to a specific asset through an Equity Derivative Instrument providing leveraged exposure to the asset and that Equity Derivative Instrument increases in value, the gain to the Fund will be magnified. If that investment decreases in value, however, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Equity Derivative Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Equity Derivative Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
The Adviser, on average, will target an annualized volatility level for the Fund of 6%. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. The Adviser expects that the Fund’s targeted annualized forecasted volatility will typically range between 4% and 9%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Higher volatility generally indicates higher risk. Actual or realized volatility can and will differ from the forecasted or target volatility described above.
A significant portion of the Fund’s assets may be held in cash or cash equivalents including, but not limited to, money market instruments, U.S. treasury bills, interests in short-term investment funds or shares of money market or short-term bond funds. These cash or cash equivalent holdings serve as collateral for the positions the Fund takes and also earn income for the Fund.
When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the Fund is expected to have annual turnover of approximately 200% to 400%, although actual portfolio turnover may be higher or lower and will be affected by market conditions. This estimated annual portfolio turnover rate is based on the expected regular turnover resulting from the Fund’s implementation of its investment strategy, and does not take into account turnover that may occur as a result of purchases and redemptions into and out of the Fund’s portfolio. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund and may negatively affect the Fund’s performance, and may have adverse tax consequences.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss.

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Details About the AQR Global Macro Fund
Investment Objective
The AQR Global Macro Fund (the “Fund”) seeks positive absolute returns.
The use of the term “positive absolute return” is intended to distinguish the Fund’s investment objective from the relative returns sought by many other mutual funds. Funds seeking relative returns are generally managed with a goal of outperforming an index of securities or an index of competitive funds. As a result, even if these funds are successful in achieving their investment objectives, their investment returns will tend to reflect the general direction of the securities markets. A “positive absolute return” seeks to earn a positive total return over a reasonable period of time regardless of market conditions or general market direction. However, while seeking to generate positive performance over a multi-year period of time, the Fund may have positive or negative returns over shorter time periods.
There can be no assurance that the Fund will be successful in achieving its investment objective.
Principal Investment Strategies
The Fund pursues its investment objective by investing globally across a wide range of asset classes, including equities, fixed income, currencies and commodities, and may take both “long” and “short” positions in each of the asset classes or Instruments (as defined below). The Fund has the flexibility to shift its allocation across asset classes and markets around the world, including emerging markets, based on the Adviser’s assessment of their relative attractiveness.
The Adviser uses a bottom up systematic process that considers several primary indicators of attractiveness in determining whether to take a long and/or short position in an Instrument or asset class: macroeconomic data, value, momentum, carry and defensive.
Macroeconomic Data: The Adviser seeks to evaluate the impact of macroeconomic news and macroeconomic momentum on the attractiveness of Instruments and asset classes around the world. Macroeconomic themes considered include, but are not limited to, business cycles, international trade, monetary policy, investor sentiment and asset-specific fundamentals.
The evaluation of macroeconomic attractiveness includes both quantitative and qualitative components.
•	Quantitative analysis measures an Instrument’s attractiveness based on the current level and historical evolution of key macroeconomic measures. These measures include, but are not limited to, growth and inflation forecasts, demand for exports, central bank actions and equity market performance.
•	Qualitative input adds a perspective not available through quantitative analysis. These considerations include, but are not limited to, the Adviser’s assessment of fiscal and monetary policy, trade policy, geo-political risks and supply-and-demand conditions.
Value: Value strategies favor investments that appear cheap over those that appear expensive based on fundamental measures related to price, seeking to capture the tendency for relatively cheap assets to outperform relatively expensive assets. The Fund will seek to buy assets that are cheap and sell those that are expensive relative to similar investments globally and relative to their historical averages. Examples of value measures include using price-to-earnings and price-to-book ratios for selecting equities.
Momentum: Momentum strategies favor investments that have performed relatively well over those that have underperformed over the medium-term, seeking to capture the tendency that an asset’s recent performance will continue in the near future. The Fund will seek to buy assets that recently outperformed and sell those that recently underperformed relative to similar investments globally and relative to their historical averages. Examples of momentum measures include simple price momentum for selecting equities and price- and yield-based momentum for selecting bonds.
Carry: Carry strategies favor investments with higher yields over those with lower yields, seeking to capture the tendency for higher yielding assets to provide higher returns than lower-yielding assets. The Fund will seek to buy high-yielding assets and sell low-yielding assets relative to similar investments globally and relative to their historical averages. An example of carry measures includes using interest rates to select currencies and bonds.
Defensive: Defensive strategies favor investments with low-risk characteristics over those with high-risk characteristics, seeking to capture the tendency for lower risk and higher-quality assets to generate higher risk-adjusted returns than higher risk and lower-quality assets. The Fund will seek to buy low-risk, high-quality assets and sell high-risk, low-quality assets. An example of a defensive measure includes the profitability of companies in an index.
Portfolio Construction
Each of the primary indicators of attractiveness (macroeconomic data, value, momentum, carry and defensive) is taken into consideration in determining whether the Fund’s position in the Instrument in question should be long or short. The owner of a “long” position in an Instrument will benefit from an increase in the price of the underlying instrument. The owner of a “short” position in an Instrument will benefit from a decrease in the price of the underlying instrument. The

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Fund goes long Instruments deemed overall attractive, and short Instruments deemed overall unattractive. When there is strong agreement among the indicators, the long or short position in an Instrument or asset class will be given a greater weighting in the portfolio, while conflicting indicators will result in a lesser weighting. Individual investments are bought or sold in accordance with periodic re-ranking and rebalancing, the frequency of which is expected to vary depending on the Adviser’s assessment of the investment’s attractiveness and global market conditions.
The Adviser allocates among the different asset classes based on their contribution to the Fund’s risk budget — i.e., the targeted level of risk or volatility. The allocation process allows the Adviser to make tactical risk adjustments while maintaining long-term strategic risk weights. Within each asset class, a portion of the Fund’s target risk is allocated based on the macroeconomic indicators, with the remainder allocated based on the value, momentum, carry and defensive indicators. These relative weights, and the relative weights to each of the value, momentum, carry and defensive indicators, can vary depending on market conditions.
The Adviser generally expects that the Fund’s performance will have a low correlation to the performance of the general global equity, fixed income, currency and commodity markets over any given market cycle; however, the Fund’s performance may correlate to the performance of any one or more of those markets over short-term periods.
The Adviser, on average, will target an annualized volatility level for the Fund of 10%. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. The Adviser expects that the Fund’s targeted annualized forecasted volatility will typically range between 5% and 15%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Higher volatility generally indicates higher risk. Actual or realized volatility can and will differ from the forecasted or target volatility described above.
Instruments
Generally, the Fund will invest in Instruments providing exposure to a number of different countries throughout the world, one of which may be the United States. Under normal circumstances, the Fund will invest significantly (at least 40%, unless market conditions are not deemed favorable by the Adviser in which case the Fund would invest at least 30%) outside the U.S. The Fund will invest primarily through exposure to foreign currencies and interest rates, sovereign debt, equity indices representing countries other than the U.S. and through exposure to companies (i) organized or located outside the U.S., (ii) whose primary trading market is located outside the U.S. or (iii) doing a substantial amount of business outside the U.S., which the Fund considers as a company that derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries including the U.S.).
In seeking to achieve its investment objective, the Fund will enter into both “long” and “short” positions using derivative instruments. The Adviser generally expects that the Fund will have exposure in long and short positions across all four major asset classes (commodities, currencies, fixed income and equities), but at any one time the Fund may emphasize one or two of the asset classes or a limited number of exposures within an asset class.
The Fund invests primarily in a portfolio of futures contracts, futures-related instruments, forwards and swaps, including, but not limited to, global developed and emerging market equity index futures, swaps on equity index futures, equity swaps and options on equity indices, global developed and emerging market currency forwards, commodity futures, forwards and swaps, global developed fixed income futures, and bond and interest rate futures and swaps (collectively, the “Instruments”). The Fund will either invest directly in the Instruments or indirectly by investing in the Subsidiary (as described below) that invests in the Instruments. The Fund may also invest in exchange-traded funds or exchange-traded notes.
Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. The Fund’s use of futures contracts, forward contracts, swaps and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use Instruments that have a leveraging effect. For example, if the Adviser seeks to gain enhanced exposure to a specific asset class through an Instrument providing leveraged exposure to the class and that Instrument increases in value, the gain to the Fund will be magnified. If that investment decreases in value, however, the loss to the Fund will be magnified. As a result of the Fund’s strategy, the Fund may have highly leveraged exposure to one or more asset classes at times. A decline in the Fund’s assets due to losses magnified by the Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.

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The Fund’s strategy engages in frequent portfolio trading which may result in a higher portfolio turnover rate than a fund with less frequent trading, and correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund, and may have adverse tax consequences. The Adviser utilizes portfolio optimization techniques to determine the frequency of trading, taking into account the transaction costs associated with trading each Instrument, and employs sophisticated proprietary trading techniques in an effort to mitigate trading costs and execution impact on the Fund.
A significant portion of the assets of the Fund may be invested directly or indirectly in money market instruments, which may include, but are not limited to, U.S. Government securities, U.S. Government agency securities, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market fund shares, interests in short-term investment funds, short-term bond fund shares, and cash and cash equivalents with one year or less term to maturity. These cash or cash equivalent holdings serve as collateral for the positions the Fund takes and also earn income for the Fund. While the Fund normally does not engage in any direct borrowing, leverage is implicit in the futures and other derivatives it trades.
The Fund intends to make investments through the Subsidiary and may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest primarily in commodity futures, commodity forwards, commodity swaps, swaps on commodity futures and other commodity-linked derivative Instruments but it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivatives, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, the Fund and the Subsidiary will be subject to the same fundamental investment restrictions on a consolidated basis and, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss.

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Details About the AQR Long-Short Equity Fund
Investment Objective
The AQR Long-Short Equity Fund (the “Fund”) seeks capital appreciation.
There can be no assurance that the Fund will be successful in achieving its investment objective.
Principal Investment Strategies
The Fund seeks to provide investors with three different sources of return: 1) the potential gains from its long-short equity positions, 2) overall exposure to equity markets, and 3) the tactical variation of its net exposure to equity markets. The Fund seeks to provide higher risk-adjusted returns with lower volatility compared to global equity markets.
Under normal market conditions, the Fund pursues its investment objective by investing at least 80% of its net assets (including borrowings for investment purposes) in equity instruments and equity related and/or derivative instruments. Equity instruments include common stock, preferred stock, depositary receipts and shares or interests in real estate investment trusts (“REITs”) or REIT-like entities (“Equity Instruments”). Equity related and/or derivative instruments are investments that provide exposure to the performance of equity instruments, including equity swaps (both single-name and index swaps), equity index futures and exchange-traded funds and similar pooled investment vehicles (collectively, “Equity Derivative Instruments” and together with Equity Instruments, “Instruments”).
In managing the Fund, the Adviser takes long positions in those Instruments that, based on proprietary quantitative models, the Adviser forecasts to be undervalued and likely to increase in price, and takes short positions in those Instruments that the Adviser forecasts to be overvalued and likely to decrease in price.
The Fund may invest in or have exposure to companies of any size. The Fund has no geographic limits on where it may invest. The Fund will generally invest in instruments of companies located in global developed markets, including the United States. As of the date of this prospectus, the Adviser considers global developed markets to be those countries included in the MSCI World Index. The Fund does not limit its investments to any one country and may invest in any one country without limit.
The Adviser uses a set of value, momentum, quality and other economic indicators to generate an investment portfolio based on the Adviser’s global security selection and asset allocation models.
•	Value indicators identify investments that appear cheap based on fundamental measures. Examples of value indicators include using price-to-earnings and price-to-book ratios for choosing individual equities.
•	Momentum indicators identify investments showing signs of improvement, whether based on prices or fundamentals. Examples of momentum indicators include simple price momentum for choosing individual equities based on strong recent performance.
•	Quality indicators identify stable companies in good business health, including those with strong profitability and stable earnings.
•	Sentiment indicators identify companies favored by high-conviction investors or companies whose management is acting in shareholder-friendly ways.
•	In addition to these indicators, the Adviser may use a number of additional indicators based on the Adviser’s proprietary research. The Adviser may add or modify the economic indicators employed in selecting portfolio holdings from time to time.
Applying these indicators, the Adviser takes long or short positions in sectors, industries and companies that it believes are attractive or unattractive. In the aggregate the Fund expects to have net long exposure to the equity markets, which the Adviser may adjust over time. When the Adviser determines that market conditions are unfavorable, the Fund may reduce its long market exposure. Similarly, when the Adviser determines that market conditions are favorable, the Fund may increase its long market exposure.
The Fund is not designed to be market-neutral. The Adviser will use a tactical allocation overlay to manage the Fund’s beta exposure to broad global markets through the use of Equity Derivative Instruments and foreign currency forwards. The Adviser, on average, intends to target a portfolio beta of 0.5. The Adviser expects that the Fund’s target beta will typically range from 0.3 to 0.7.
The Fund may, but is not required to, hedge exposure to foreign currencies using foreign currency forwards or futures.
The Fund, when taking a “long” equity position, will purchase a security that will benefit from an increase in the price of that security. When taking a “short” equity position, the Fund borrows the security from a third party and sells it at the then current market price. A “short” equity position will benefit from a decrease in price of the security and will lose value if the price of the security increases. Similarly, the Fund also takes “long” and “short” positions in Equity Derivative Instruments. A “long” position in an Equity Derivative Instrument will benefit from an increase in the price of the

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underlying instrument. A “short” position in an Equity Derivative Instrument will benefit from a decrease in the price of the underlying instrument and will lose value if the price of the underlying instrument increases. Simultaneously engaging in long investing and short selling is designed to reduce the net exposure of the overall portfolio to general market movements.
The Fund uses Equity Derivative Instruments and foreign currency forwards as a substitute for investing in conventional securities and for investment purposes to increase its economic exposure to a particular security, index or currency in a cost-effective manner. At times, the Fund may gain all equity or currency exposure through the use of Equity Derivative Instruments and currency derivative instruments, and may invest in such instruments without limitation. The Fund’s use of Equity Derivative Instruments and currency derivative instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset underlying an Equity Derivative Instrument or currency derivative instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use Equity Derivative Instruments and currency derivative instruments that have a leveraging effect. For example, if the Adviser seeks to gain enhanced exposure to a specific asset through an Equity Derivative Instrument providing leveraged exposure to the asset and that Equity Derivative Instrument increases in value, the gain to the Fund will be magnified. If that investment decreases in value, however, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Equity Derivative Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Equity Derivative Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
A significant portion of the Fund’s assets may be held in cash or cash equivalents including, but not limited to, money market instruments, U.S. treasury bills, interests in short-term investment funds or shares of money market or short-term bond funds. These cash or cash equivalent holdings serve as collateral for the positions the Fund takes and also earn income for the Fund.
When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the Fund is expected to have annual turnover of approximately 250% to 500%, although actual portfolio turnover may be higher or lower and will be affected by market conditions. This estimated annual portfolio turnover rate is based on the expected regular turnover resulting from the Fund’s implementation of its investment strategy, and does not take into account turnover that may occur as a result of purchases and redemptions into and out of the Fund’s portfolio. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund and may negatively affect the Fund’s performance, and may have adverse tax consequences.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss.

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Details About the AQR Managed Futures Strategy Fund
Investment Objective
The AQR Managed Futures Strategy Fund (the “Fund”) seeks positive absolute returns.
The use of the term “positive absolute return” is intended to distinguish the Fund’s investment objective from the relative returns sought by many other mutual funds. Funds seeking relative returns are generally managed with a goal of outperforming an index of securities or an index of competitive funds. As a result, even if these funds are successful in achieving their investment objectives, their investment returns will tend to reflect the general direction of the securities markets. A “positive absolute return” seeks to earn a positive total return over a reasonable period of time regardless of market conditions or general market direction. However, while seeking to generate positive performance over a multi-year period of time, the Fund may have positive or negative returns over shorter time periods.
There can be no assurance that the Fund will be successful in achieving its investment objective.
Principal Investment Strategies
The Fund pursues its investment objective by allocating assets among four major asset classes (commodities, currencies, equities and fixed income).
Generally, the Fund gains exposure to asset classes by investing in more than 100 futures contracts, futures-related instruments, forwards and swaps, including, but not limited to, commodity futures, forwards and swaps; currencies and currency futures and forwards; equity index futures and equity swaps; bond futures and swaps; and interest rate futures and swaps (collectively, the “Instruments”). The Fund may either invest directly in the Instruments or indirectly by investing in the Subsidiary (as described below) that invests in the Instruments. There are no geographic limits on the market exposure of the Fund’s assets. This flexibility allows the Adviser to look for investments or gain exposure to asset classes and markets around the world, including emerging markets, that it believes will enhance the Fund’s ability to meet its objective. The Fund may also invest in exchange-traded funds or exchange-traded notes through which the Fund can participate in the performance of one or more Instruments. The Fund’s return is expected to be derived principally from changes in the value of securities and its portfolio is expected to consist principally of securities.
The Adviser uses a proprietary, systematic and quantitative process which seeks to benefit from price trends in commodity, currency, equity and fixed income Instruments. As part of this process, the Fund will take either a long or short position in a given Instrument. The size and type (long or short) of the position taken will relate to various factors, including the Adviser’s systematic assessment of a trend and its likelihood of continuing as well as the Adviser’s estimate of the Instrument’s risk. The owner of a “long” position in a derivative instrument will benefit from an increase in the price of the underlying instrument. The owner of a “short” position in a derivative instrument will benefit from a decrease in the price of the underlying instrument. The Adviser generally expects that the Fund will have exposure in long and short positions across all four major asset classes (commodities, currencies, fixed income and equities), but at any one time the Fund may emphasize one or two of the asset classes or a limited number of exposures within an asset class.
The proprietary quantitative models utilized by the Adviser in implementing the Fund’s investment strategy may be developed and modified from time to time in the Adviser’s discretion. The Fund bears the risk that the proprietary quantitative models used by the Adviser will not be successful in identifying trends or in determining the size and direction of investment positions that will enable the Fund to achieve its investment objective.
The Adviser generally expects that the Fund’s performance will have a low correlation to the performance of the general global equity, fixed income, currency and commodity markets over any given market cycle; however, the Fund’s performance may correlate to the performance of any one or more of those markets over short-term periods.
Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. The Fund’s use of futures contracts, forward contracts, swaps and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use Instruments that have a leveraging effect. For example, if the Adviser seeks to gain enhanced exposure to a specific asset class through an Instrument providing leveraged exposure to the asset class and that Instrument increases in value, the gain to the Fund will be magnified. If that investment decreases in value, however, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
The Adviser, on average, will target an annualized volatility level for the Fund of 10%. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. The Adviser expects that the Fund’s targeted annualized forecasted volatility will typically range

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between 5% and 13%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Higher volatility generally indicates higher risk. Actual or realized volatility can and will differ from the forecasted or target volatility described above.
As a result of the Fund’s strategy, the Fund may have highly leveraged exposure to one or more asset classes at times. The 1940 Act and the rules and interpretations thereunder impose certain limitations on the Fund’s ability to use leverage; however, the Fund is not subject to any additional limitations on its net long and short exposures. For example, the Fund, on average, could hold instruments that provide three to four times the net return of a broad- or narrow-based securities index. For more information on these and other risk factors, please see the “Principal Risks of Investing in the Fund” and “Investment Techniques-Segregation of Assets” sections of the prospectus.
When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the Fund’s strategy will result in frequent portfolio trading and high portfolio turnover (typically greater than 300% per year). The Adviser utilizes portfolio optimization techniques to determine the frequency of trading, taking into account the transaction costs associated with trading each Instrument. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund, and may have adverse tax consequences. The Fund employs sophisticated proprietary trading techniques in an effort to mitigate trading costs and execution impact on the Fund.
A significant portion of the assets of the Fund may be invested directly or indirectly in money market instruments, which may include, but are not be limited to, U.S. Government securities, U.S. Government agency securities, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market fund shares, short-term bond fund shares, interests in short-term investment funds and cash and cash equivalents with one year or less term to maturity. These cash or cash equivalent holdings serve as collateral for the positions the Fund takes and also earn income for the Fund. While the Fund normally does not engage in any direct borrowing for investment purposes, leverage is implicit in the futures and other derivatives it trades.
The Fund intends to make investments through the Subsidiary and may invest up to 25% of its total assets in the Subsidiary. Generally, the Subsidiary will invest primarily in commodity futures, forwards and swaps, but it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivative instruments, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, the Fund and the Subsidiary will be subject to the same fundamental investment restrictions on a consolidated basis and, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss.

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Details About the AQR Managed Futures Strategy HV Fund
Investment Objective
The AQR Managed Futures Strategy HV Fund (the “Fund”) seeks positive absolute returns.
The use of the term “positive absolute return” is intended to distinguish the Fund’s investment objective from the relative returns sought by many other mutual funds. Funds seeking relative returns are generally managed with a goal of outperforming an index of securities or an index of competitive funds. As a result, even if these funds are successful in achieving their investment objectives, their investment returns will tend to reflect the general direction of the securities markets. A “positive absolute return” seeks to earn a positive total return over a reasonable period of time regardless of market conditions or general market direction. However, while seeking to generate positive performance over a multi-year period of time, the Fund may have positive or negative returns over shorter time periods.
There can be no assurance that the Fund will be successful in achieving its investment objective.
Principal Investment Strategies
The Fund pursues its investment objective by allocating assets among four major asset classes (commodities, currencies, equities and fixed income).
The “HV” in the Fund’s name reflects its “higher volatility” approach. The Adviser, on average, will target an annualized volatility level for the Fund of 15%. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns.  The Adviser expects that the Fund’s targeted annualized forecasted volatility will typically range between 7% and 20%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Higher volatility generally indicates higher risk. Actual or realized volatility can and will differ from the forecasted or target volatility described above.
Generally, the Fund gains exposure to asset classes by investing in more than 100 futures contracts, futures-related instruments, forwards and swaps, including, but not limited to, commodity futures, forwards and swaps; currencies and currency futures and forwards; equity index futures and equity swaps; bond futures and swaps; and interest rate futures and swaps (collectively, the “Instruments”). The Fund may either invest directly in the Instruments or indirectly by investing in the Subsidiary (as described below) that invests in the Instruments. There are no geographic limits on the market exposure of the Fund’s assets. This flexibility allows the Adviser to look for investments or gain exposure to asset classes and markets around the world, including emerging markets, that it believes will enhance the Fund’s ability to meet its objective. The Fund may also invest in exchange-traded funds or exchange-traded notes through which the Fund can participate in the performance of one or more Instruments. The Fund’s return is expected to be derived principally from changes in the value of securities and its portfolio is expected to consist principally of securities.
The Adviser uses a proprietary, systematic and quantitative process which seeks to benefit from price trends in commodity, currency, equity and fixed income Instruments. As part of this process, the Fund will take either a long or short position in a given Instrument. The size and type (long or short) of the position taken will relate to various factors, including the Adviser’s systematic assessment of a trend and its likelihood of continuing as well as the Adviser’s estimate of the Instrument’s risk. The owner of a “long” position in a derivative instrument will benefit from an increase in the price of the underlying instrument. The owner of a “short” position in a derivative instrument will benefit from a decrease in the price of the underlying instrument. The Adviser generally expects that the Fund will have exposure in long and short positions across all four major asset classes (commodities, currencies, fixed income and equities), but at any one time the Fund may emphasize one or two of the asset classes or a limited number of exposures within an asset class.
The proprietary quantitative models utilized by the Adviser in implementing the Fund’s investment strategy may be developed and modified from time to time in the Adviser’s discretion. The Fund bears the risk that the proprietary quantitative models used by the Adviser will not be successful in identifying trends or in determining the size and direction of investment positions that will enable the Fund to achieve its investment objective.
The Adviser generally expects that the Fund’s performance will have a low correlation to the performance of the general global equity, fixed income, currency and commodity markets over any given market cycle; however, the Fund’s performance may correlate to the performance of any one or more of those markets over short-term periods.
Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. The Fund’s use of futures contracts, forward contracts, swaps and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use Instruments that have a leveraging effect. For example, if the Adviser seeks to gain enhanced exposure to a specific asset class through an Instrument providing leveraged exposure to the asset class and that Instrument increases in value, the gain to the Fund will be magnified. If that investment decreases in value, however, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Instruments providing leveraged exposure may

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require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
As a result of the Fund’s strategy, the Fund may have highly leveraged exposure to one or more asset classes at times. The 1940 Act and the rules and interpretations thereunder impose certain limitations on the Fund’s ability to use leverage; however, the Fund is not subject to any additional limitations on its net long and short exposures. For example, the Fund, on average, could hold instruments that provide five to six times the net return of a broad- or narrow-based securities index. For more information on these and other risk factors, please see the “Principal Risks of Investing in the Fund” and “Investment Techniques-Segregation of Assets” sections of the prospectus.
When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the Fund’s strategy will result in frequent portfolio trading and high portfolio turnover (typically greater than 300% per year). The Adviser utilizes portfolio optimization techniques to determine the frequency of trading, taking into account the transaction costs associated with trading each Instrument. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund, and may have adverse tax consequences. The Fund employs sophisticated proprietary trading techniques in an effort to mitigate trading costs and execution impact on the Fund.
A significant portion of the assets of the Fund may be invested directly or indirectly in money market instruments, which may include, but are not be limited to, U.S. Government securities, U.S. Government agency securities, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market fund shares, short-term bond fund shares, interests in short-term investment funds and cash and cash equivalents with one year or less term to maturity. These cash or cash equivalent holdings serve as collateral for the positions the Fund takes and also earn income for the Fund. While the Fund normally does not engage in any direct borrowing for investment purposes, leverage is implicit in the futures and other derivatives it trades.
The Fund intends to make investments through the Subsidiary and may invest up to 25% of its total assets in the Subsidiary. Generally, the Subsidiary will invest primarily in commodity futures, forwards and swaps, but it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivative instruments, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, the Fund and the Subsidiary will be subject to the same fundamental investment restrictions on a consolidated basis and, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss.

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Details About the AQR Multi-Asset Fund
Investment Objective
The AQR Multi-Asset Fund (the “Fund”) seeks total return.
Total return consists of capital appreciation and income.
There can be no assurance that the Fund will be successful in achieving its investment objective.
Principal Investment Strategies
The Fund pursues its investment objective by allocating assets among major asset classes (including, but not limited to, developed market equities, nominal and inflation-linked government bonds issued by developed countries, developed and emerging market currencies, and commodities). The Fund intends to gain exposure to these asset classes by investing in a portfolio of Instruments (as defined below). The Fund will generally have some level of investment in the majority of asset classes and Instruments but there is no stated limit on the percentage of assets the Fund can invest in a particular Instrument or the percentage of assets the Fund will allocate to any one asset class, and at times the Fund may focus on a small number of Instruments or asset classes. The allocation among the different asset classes is based on the Adviser’s assessment of the investment opportunity presented by each asset class, the risk associated with the asset class, as well as the Adviser’s assessment of prevailing market conditions within the asset classes in the United States and abroad. While the Fund will be net long equities, bonds and commodities, it may take net short positions in currencies and both long and short positions in Instruments within each of these asset classes based upon the Adviser’s evaluation of investment opportunities. The Fund may also take short positions for hedging purposes.
The Adviser seeks to allocate among asset classes in a way that avoids excessive risk exposure to any single asset class (e.g., equities, bonds, commodities) or risk premium (e.g., equity risk, duration risk, currency risk). The Adviser pursues an approach to asset allocation that manages risk (as measured by forecasted volatility and other proprietary measures) across asset classes over time. This means that lower risk asset classes (such as fixed income) will generally have higher notional allocations than higher risk asset classes (such as equities).
Additionally, the Adviser seeks to enhance returns by incorporating active views into both allocations among asset classes, and the selection of Instruments (both long and short) within an asset class. These views are based on the Adviser’s general investment philosophy centered on systematizing fundamental insights and are guided by a diversified set of signals across investment themes, such as value, momentum, carry, trend and defensive, as well as a number of additional indicators based on the Adviser’s research. Value strategies favor securities that are inexpensive, distressed or otherwise less favored by investors. Momentum strategies favor securities with strong recent price performance and positive changes in fundamentals on a relative basis. Carry strategies favor investments with higher yields. Trend strategies favor securities with recent absolute positive performance or improving fundamental metrics. Defensive strategies favor high-quality and low-risk assets. The desired overall risk level of the Fund may be increased or decreased by the Adviser. The risk exposures to asset classes can be expected to vary across asset classes based on market conditions. There can be no assurance that employing the above approach will achieve any particular level of return or will reduce volatility or potential loss.
Generally, the Fund gains exposure to asset classes by investing in many different types of instruments including, but not limited to: equity securities, equity futures, equity swaps, currencies, currency forwards, currency futures, commodity futures, commodity forwards, commodity swaps, bond futures, fixed income swaps, interest rate swaps, credit default swaps, credit default index swaps, inflation swaps, U.S. and foreign government bonds (including inflation-linked bonds, such as Treasury Inflation-Protected Securities (“TIPS”)), cash and cash equivalents including but not limited to money market fund shares (collectively, the “Instruments”), either by investing directly in those Instruments, or indirectly by investing in the Subsidiary (as described below) that invests in those Instruments. To gain exposure to equity securities (both individual stocks and stock market indices), the Fund will hold long or short positions. The Fund will gain long or short exposure directly and/or through the use of derivative instruments. There is no maximum or minimum exposure to any one Instrument or any one asset class. The Fund may also invest in exchange-traded funds or exchange-traded notes through which the Fund can participate in the performance of one or more Instruments.
The Fund has no geographic limits on where its investments may be located or where its assets may be exposed. This flexibility allows the Adviser to look for investments or gain exposure to asset classes and markets around the world, including emerging markets, that it believes will enhance the Fund’s ability to meet its objective. The Fund may have exposure to fixed income securities of U.S. and non-U.S. issuers of any credit quality, duration or maturity, including securities that are unrated or are rated in the lowest credit rating categories. The Fund may have exposure to equity securities of companies of any market capitalization. There is no percentage limit on the Fund’s exposure to below investment-grade fixed income securities or to small less-liquid equity securities.
The Fund may have exposure in long and short positions across all of the asset classes. Selling securities short allows the Fund to reflect to a greater extent, compared to a long-only approach, the Adviser’s views on Instruments it expects to underperform. For example, the Fund may take a short position in a particular Instrument based on the Adviser’s evaluation of the value, momentum, carry, trend or defensive investment themes discussed above. Selling securities short also allows the Fund to establish additional long positions using the short sale proceeds, and thereby take greater

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advantage, compared to a long-only approach, of the Adviser’s views on Instruments it expects to outperform. The Fund, when taking a “long” position, will purchase a security that will benefit from an increase in the price of that security. When taking a “short” position in a security, the Fund will borrow the security from a third party and sell it at the then current market price. The Fund may also take “short” positions in futures, forwards or swaps. A “short” position will benefit from a decrease in price of the underlying Instrument and lose value if the price of the underlying Instrument increases.
The Fund bears the risk that the proprietary quantitative models used by the Adviser will not be successful in forecasting market returns or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. The Fund’s use of futures contracts, forward contracts, swaps, short sales and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use Instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the Fund’s NAV to experience greater volatility. For example, if the Adviser seeks to gain enhanced exposure to a specific asset class through an Instrument providing leveraged exposure to the class and that Instrument increases in value, the gain to the Fund will be magnified; however, if that investment decreases in value, the loss to the Fund will be magnified. A decline in the Fund's assets due to losses magnified by the Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
The Adviser, on average, will typically target an annualized volatility level for the Fund ranging between 7% and 13%. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. The actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Higher volatility generally indicates higher risk. Actual or realized volatility can and will differ from the forecasted or target volatility described above.
As a result of the Fund’s strategy, the Fund may have highly leveraged exposure to one or more asset classes at times. The 1940 Act and the rules and interpretations thereunder impose certain limitations on the Fund’s ability to use leverage; however, the Fund is not subject to any additional limitations on its exposures. For more information on these and other risk factors, please see the "Principal Risks of Investing in the Fund" and "Investment Techniques - Segregation of Assets" sections of the prospectus.
When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the Fund’s strategy will result in frequent portfolio trading and high portfolio turnover (typically greater than 100%).
The Adviser utilizes portfolio optimization techniques to determine the frequency of trading, taking into account the transaction costs associated with trading each Instrument. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund, and may have adverse tax consequences. The Adviser may employ trading techniques in an effort to mitigate trading costs and execution impact on the Fund.
A significant portion of the assets of the Fund may be invested directly or indirectly in money market instruments, which may include, but are not be limited to, U.S. Government securities, U.S. Government agency securities, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market fund shares, short-term bond fund shares, interests in short-term investment funds, and cash and cash equivalents with one year or less term to maturity. These cash or cash equivalent holdings serve as collateral for the positions the Fund takes and also earn income for the Fund. The Fund may also enter into repurchase and reverse repurchase agreements. Under a repurchase agreement the Fund buys securities that the seller has agreed to buy back at a specified time and at a set price. Under a reverse repurchase agreement, the Fund sells securities to another party and agrees to repurchase them at a particular date and price. Leverage may be created when the Fund enters into reverse repurchase agreements, engages in futures and swap transactions or uses certain other derivative instruments.
The Fund intends to make investments through the Subsidiary and may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest primarily in commodity futures, forwards and swaps but it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivative instruments, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with

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respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, the Fund and the Subsidiary will be subject to the same fundamental investment restrictions on a consolidated basis and, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss.

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Details About the AQR Multi-Strategy Alternative Fund
Investment Objective
The AQR Multi-Strategy Alternative Fund (the “Fund”) seeks positive absolute returns.
The use of the term “positive absolute return” is intended to distinguish the Fund’s investment objective from the relative returns sought by many other mutual funds. Funds seeking relative returns are generally managed with a goal of outperforming an index of securities or an index of competitive funds. As a result, even if these funds are successful in achieving their investment objectives, their investment returns will tend to reflect the general direction of the securities markets. A “positive absolute return” seeks to earn a positive total return over a reasonable period of time regardless of market conditions or general market direction. However, while seeking to generate positive performance over a multi-year period of time, the Fund may have positive or negative returns over shorter time periods.
There can be no assurance that the Fund will be successful in achieving its investment objective.
Principal Investment Strategies
The Fund seeks to efficiently capture a diversified set of strategies traditionally made available through unregistered funds (commonly referred to as “hedge funds”) to provide an overall investment strategy that has low average correlation to traditional asset classes. The Fund pursues its investment objective by aiming to provide exposure to several categories of such strategies often referred to as “alternative” or “absolute return” strategies. Utilizing a well-diversified portfolio of Instruments (as defined below), the Fund seeks exposure to the following categories of strategies: Arbitrage, Stock Selection and Macro. Through exposure to these strategies, the Fund attempts to generate positive absolute returns over time. The Fund implements these strategies by investing globally (including in emerging markets) in a broad range of instruments, including, but not limited to, equities (primarily those issued by large- and mid-cap companies), depositary receipts, bonds, convertible securities, futures (including commodity futures, index futures, equity futures, bond futures and interest rate futures), currency and commodity forwards, options (both written and purchased) and swaps (including commodity swaps, swaps on commodity futures, equity swaps, swaps on index futures, total return swaps, interest rate swaps, and credit default swaps) (collectively, the “Instruments”). The Fund will either invest directly in the Instruments or indirectly by investing in the Subsidiary (as described below) that invests in the Instruments. The securities in which the Fund invests may be restricted and/or Rule 144A securities. The Fund may also invest in exchange-traded funds (“ETFs”) or exchange-traded notes through which the Fund can participate in the performance of one or more Instruments. The Fund currently intends to achieve its exposure to equities and convertible securities by either holding securities or holding cash and using derivatives, rather than holding those securities directly. The Fund is generally intended to have a low average correlation to the equity, bond and credit markets. The Fund may invest in debt securities of any credit rating, maturity or duration, which may include high-yield or “junk” bonds. The Fund will utilize proprietary trading algorithms in order to minimize market impact and reduce trading costs. The Adviser will attempt to mitigate risk through diversification of holdings and through active monitoring of volatility, counterparties and other risk measures. There is no assurance, however, that the Fund will achieve its investment objective. As of the date of this prospectus, the Adviser generally considers large- and mid-cap companies to be those companies with market capitalizations around the range of the MSCI World Index at the time of purchase.  As of March 31, 2020, the market capitalization of the companies comprising the MSCI World Index ranged from $337.37 million to 1,142.98 billion.
The categories of strategies employed by the Fund include:
•	Arbitrage: These strategies aim to capture relative mispricing between related securities. These strategies include merger arbitrage, convertible arbitrage, volatility arbitrage as well as other event-driven trades such as split-offs, spin-offs, and other capital structure transactions. These strategies will be implemented with a variety of underlying security types including individual equities, total return swaps, equity index and fixed income futures, currency forwards, convertible securities, credit default swaps and options. The Adviser collaborates with the Sub-Adviser for convertible arbitrage, merger arbitrage and other event driven strategies.
•	Stock Selection: These strategies aim to take advantage of market inefficiencies, behavioral biases or risk-based preferences that cause specific stocks to be under- or over-priced relative to one another. These strategies tend to go long securities that are cheap, showing signs of improvement, profitable, held by other high conviction investors and where company management is behaving in the best interest of the shareholder and short stocks with the opposite characteristics. These strategies invest across both developed and emerging markets and utilize individual equities, total return swaps and equity index futures.
•	Macro: These strategies aim to profit from dislocations in global equity, fixed income, currency and commodity markets which are due to behavioral biases, risk-based preferences and actions of non-profit maximizing market participants (e.g., central that banks are involved in markets but not for the purpose of generating profits). These macro strategies include both directional strategies, which are based on timing a market’s direction, as well as relative value strategies, which are designed to be implemented in a market neutral manner. These strategies generally seek to be (i) long markets that are performing well, trading at reasonable valuations, have a positive yield

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and whose central banks are behaving in a manner that is supportive to price, while taking into account other factors such as seasonality in markets and international trade, and (ii) short markets with the opposite characteristics. These strategies are primarily implemented using forwards, futures and swaps across these various asset classes.
The Fund provides exposure to several absolute return strategies through one fund offering. The Fund may add additional strategies within each category from time to time. The Fund currently intends to have exposure to each of the categories of strategies noted above, however, it may vary its level of allocation among these categories depending on market conditions.
The Adviser, on average, will target an annualized volatility level for the Fund of between 7% and 10%. Higher volatility generally indicates higher risk. The actual or realized volatility level of the Fund can and will be materially higher or lower than its target volatility depending on market conditions.
The Fund’s overall strategy engages in frequent portfolio trading which may result in a higher portfolio turnover rate than a fund with less frequent trading, and correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund, and may have adverse tax consequences.
Certain strategies will have exposure to short sales. When taking a short position, the Fund borrows the security from a third party and sells it at the then current market price. The Fund may also take short positions in futures, forwards or swaps. The owner of a long position will benefit from an increase in the price of the underlying security or Instrument. The owner of a short position will benefit from a decrease in the price of the underlying security or Instrument. Simultaneously engaging in long investing and short selling reduces the net exposure of the overall portfolio to general market movements.
Portfolio Construction
The Fund is constructed, at both the strategy level and the portfolio level, to provide returns that have low correlation to the equity, bond and credit markets. The Fund will be managed to be broadly diversified across a range of global markets.
Strategy Level
Each of the strategies is constructed using a bottom up systematic process. In addition, two or more strategies may be used in combination to achieve a particular investment exposure or goal. The overall Fund is designed to be neutral to equity markets on average, however over shorter horizons the Fund can be tactically positioned for a long or short equity market exposure and therefore may have some equity-based systematic risk.
Although the Fund may simultaneously use one type of exposure in more than one strategy, the exposure will be independently selected to achieve the goal of the particular strategy.
Portfolio Level
Once each strategy has been individually constructed or groupings of strategies developed, the Adviser combines them into a single portfolio using a long term strategic risk weighting process and a tactical risk allocation. By combining these two methods, the Adviser seeks to implement the overall strategy while opportunistically taking advantage of strategies that are particularly attractive currently. In general, however, the Adviser’s portfolio construction process focuses on adding value through diversified risk weighting over the long-term.
Sizing Positions
The Adviser sets both the long-term strategic risk weights across the individual strategies or grouped strategies, as well as short-term tactical weightings which may deviate from the long-term strategic targets due to shorter term market risks or opportunities. Both the long-term strategic risk weights and the shorter term tactical shifts are determined by the Adviser using quantitative inputs and subjective assessment of the current market environment. The short-term tactical underweights or overweights are intended to vary only modestly from the strategic weights. However, there is no limit on the tactical underweights or overweights and the Adviser has the discretion to not employ a strategy either temporarily or permanently if the perceived risks of the strategy outweigh the potential benefits.
Risk Management
The Adviser will use quantitative and qualitative methods to assess the level of risk (i.e., volatility of return) for the Fund.
The Fund intends to make investments through the Subsidiary and may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest primarily in commodity swaps, commodity forwards, commodity futures and other commodity-linked derivative instruments but it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will invest in the Subsidiary in order to gain exposure to the commodities

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markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivative instruments, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, the Fund and the Subsidiary will be subject to the same fundamental investment restrictions on a consolidated basis and, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
A portion of the Fund’s assets will be held in cash or cash equivalent investments, including, but not limited to, interests in short-term investment funds, short-term bond fund shares, money market fund shares and/or U.S. Government securities.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss.

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Details About the AQR Risk-Balanced Commodities Strategy Fund
Investment Objective
The AQR Risk-Balanced Commodities Strategy Fund (the “Fund”) seeks total return.
Total return consists of capital appreciation and income.
There can be no assurance that the Fund will be successful in achieving its investment objective.
Principal Investment Strategies
The Fund pursues its investment objective by allocating assets among various commodity sectors (including agricultural, energy, livestock, softs (e.g., non-grain agricultural products such as coffee, sugar, cocoa, etc.) and precious and base metals). The Fund also invests in fixed income securities and money market instruments. The Fund will obtain exposure to commodity sectors by investing in commodity-linked derivatives, directly or through its investment in the Subsidiary. There is no guarantee that the Fund’s investment objective will be met.
Commodity Investments
The Fund intends to gain exposure to commodity sectors by investing in a portfolio of Instruments (as defined below). The Fund will generally have some level of investment in the majority of commodity sectors, which includes over 20 exposures. The Adviser targets balanced-risk weights across various commodity sectors and regularly reviews the risk in those sectors as market conditions change, rebalancing the portfolio to seek to maintain more balanced exposures among sectors. The Fund’s balanced-risk approach can generally be expected to result in less relative risk exposure to the energy sector than an approach that mirrors the composition of well-known commodity indices.
In allocating assets among commodity sectors, the Adviser follows a “risk balanced” approach. The “risk balanced” approach to asset allocation seeks to balance the allocation of risk (as measured by forecasted volatility) across the commodity sectors over time. Under the “risk balanced” approach, lower risk commodity sectors (such as precious metals) will generally have higher notional allocations than higher risk commodity sectors (such as energy). However, less risk is allocated to certain commodity sectors with lower liquidity (namely, livestock and softs), meaning that risk will not be allocated completely equally among the sectors. The Adviser also tactically varies the Fund’s allocation to the various commodity sectors depending on market conditions and through the use of various quantitative signals based upon the Adviser’s research.
In choosing the overall exposure for the Fund, the Adviser follows a “risk targeting” approach. The “risk targeting” approach attempts to target a specific level of risk (as measured by forecasted volatility), which is expected to vary around a long-term risk target, typically ranging between an annualized volatility level of 10% and 22%. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk. The targeted risk at any given point in time can vary based on a number of factors, including the Adviser’s systematic tactical views. The desired overall risk level of the Fund may be increased or decreased by the Adviser, subject to the Adviser’s risk controls which may result in the Adviser’s targeted risk level not being achieved in certain circumstances.
There can be no assurance that employing a “risk balanced” or “risk targeted” approach will achieve any particular level of return or will, in fact, reduce volatility or potential loss. The actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Actual or realized volatility can and will differ from the forecasted or target volatility described above.
The Fund is actively managed and has the flexibility to over- or underweight commodity sectors, in the Adviser’s discretion, in order to achieve the Fund’s objective. There is no stated limit on the percentage of assets the Fund can invest in a particular Instrument or the percentage of assets the Fund will allocate to any one commodity sector, and at times the Fund may focus on a small number of Instruments or commodity sectors. The Adviser will use proprietary volatility forecasting and portfolio construction methodologies to manage the Fund. The allocation among and within the different commodity sectors is based on the Adviser’s assessment of the risk associated with the commodity sector, the investment opportunity presented by each commodity sector, as well as the Adviser’s assessment of prevailing market conditions within the particular commodity sector. Shifts in allocations among and within commodity sectors or Instruments will be determined in accordance with various quantitative signals based upon the Adviser’s research, that rely on the evaluation of technical and fundamental indicators, such as trends in historical prices, spreads between futures’ prices of differing expiration dates, supply/demand data, momentum and macroeconomic data of commodity consuming countries.
Generally, the Fund gains exposure to the commodity sectors by investing in commodity-linked derivative instruments, such as swap agreements, commodity futures, commodity forwards, commodity-based exchange-traded funds and swaps on commodity futures (collectively, the “Instruments”), either by investing directly in those Instruments, or indirectly by investing in the Subsidiary (as described below) that invests in the Instruments. The Fund may invest in Instruments listed on U.S. or non-U.S. exchanges, some of which could be denominated in currencies other than the U.S. dollar. Although the Fund is not required to hedge against changes in currency values, the Fund expects to hedge

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its non-U.S. currency exposure. The Fund’s investment in the Instruments provides the Fund with exposure to the investment returns of the commodity sectors without investing directly in physical commodities. Commodities are assets that have tangible properties, such as oil, metals and agricultural products.
Futures contracts are contractual agreements to buy or sell a particular commodity or Instrument at a pre-determined price in the future. The Fund’s use of futures contracts, swaps and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of commodities underlying an Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use Instruments that have a leveraging effect. For example, if the Adviser seeks to gain enhanced exposure to a specific commodity sector through an Instrument providing leveraged exposure to the sector and that Instrument increases in value, the gain to the Fund will be magnified. If that investment decreases in value, however, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
As a result of the Fund’s strategy, the Fund may have highly leveraged exposure to one or more commodity sectors at times. The 1940 Act and the rules and interpretations thereunder impose certain limitations on the Fund’s ability to use leverage. For more information on these and other risk factors, please see the “Principal Risks of Investing in the Fund” and “Investment Techniques-Segregation of Assets” sections of the prospectus.
The Fund may have exposure in long and short positions across all of the commodity sectors. The long and short exposures are expected to vary based on market conditions, but the Fund’s net short positions will not exceed 50% of net assets and its net long positions will not exceed 200% of net assets. The Fund may take “short” positions in futures or swaps. A “short” position will benefit from a decrease in price of the underlying instrument and will lose value if the price of the underlying instrument increases.
The Fund currently intends to invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest primarily in commodity-linked derivative instruments, such as swap agreements, commodity futures, commodity forwards and swaps on commodity futures but it may also invest in fixed income securities and money market instruments, and cash and cash equivalents, with two years or less term to maturity and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivative instruments, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, the Fund and the Subsidiary will be subject to the same fundamental investment restrictions on a consolidated basis and, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
The Fund’s or the Subsidiary’s investments in commodity-linked derivative instruments may deviate from the returns of any particular commodity index. The Fund or the Subsidiary may also overweight or underweight its exposure to a commodity sector, such that the Fund has greater or lesser exposure to a commodity sector than is represented by a particular commodity index.
Fixed Income Investments
Assets not invested in Instruments or the Subsidiary will be invested in fixed income securities and money market instruments. The fixed income portion of the Fund is intended to provide liquidity and preserve capital, and to serve as margin or collateral for the Fund’s or Subsidiary’s derivative positions. The Fund may invest directly or indirectly in fixed income securities, which may include, but are not be limited to, U.S. Government securities, U.S. Government agency securities, Treasury Inflation Protected Securities (TIPS), short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market fund shares, short-term bond fund shares, interests in short-term investment funds, and cash and cash equivalents, with two years or less term to maturity. These cash or cash equivalent holdings also serve as collateral for the positions the Fund takes and earn income for the Fund. The Fund may invest in these securities without limit for temporary defensive purposes.
The Adviser seeks to develop an appropriate fixed income portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.
Additional Information
The Fund bears the risk that the proprietary quantitative models used by the Adviser will not be successful in forecasting market returns or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

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The Adviser utilizes portfolio optimization techniques to determine the frequency and amount of trading, taking into account the transaction costs associated with trading each Instrument. The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions. When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the Fund’s strategy will result in frequent portfolio trading and high portfolio turnover (typically greater than 300%). A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund, and may have adverse tax consequences. The Fund employs sophisticated proprietary trading techniques in an effort to mitigate trading costs and execution impact on the Fund.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss.

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Details About the AQR Risk Parity II MV Fund
Investment Objective
The AQR Risk Parity II MV Fund (the “Fund”) seeks total return.
Total return consists of capital appreciation and income.
There can be no assurance that the Fund will be successful in achieving its investment objective.
Principal Investment Strategies
The Fund pursues its investment objective by allocating assets among major asset classes (including global developed and emerging market equities, global nominal and inflation-linked government bonds, developed and emerging market currencies, and commodities). The Fund intends to gain exposure to these asset classes by investing in a portfolio of Instruments (as defined below). The Fund will generally have some level of investment in the majority of asset classes and Instruments but there is no stated limit on the percentage of assets the Fund can invest in a particular Instrument or the percentage of assets the Fund will allocate to any one asset class, and at times the Fund may focus on a small number of Instruments or asset classes. The allocation among the different asset classes is based on the Adviser’s assessment of the risk associated with the asset class, the investment opportunity presented by each asset class, as well as the Adviser’s assessment of prevailing market conditions within the asset classes in the United States and abroad.
The  "MV" in the Fund’s name reflects its “moderate volatility” approach. The Adviser, on average, will target an annualized volatility level for the Fund of 10%. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. The Adviser expects that the Fund’s targeted annualized forecasted volatility will typically range between 7% and 13%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Higher volatility generally indicates higher risk. Actual or realized volatility can and will differ from the forecasted or target volatility described above. There is no guarantee the Fund’s investment objective will be met.
In allocating assets among asset classes, the Adviser follows a “risk parity” approach. The “risk parity” approach to asset allocation seeks to balance the allocation of risk (as measured by forecasted volatility, estimated potential loss, and other proprietary measures) across asset classes over time. This means that lower risk asset classes (such as global fixed income) will generally have higher notional allocations than higher risk asset classes (such as global equities). The Adviser targets an equal risk contribution from each of the three following major risk sources: equity risk, fixed income risk and inflation risk. The Adviser expects to tactically vary the Fund’s allocation to the various asset classes depending on market conditions, which can cause the Fund to deviate from an equal risk allocation. The desired overall risk level of the Fund may be increased or decreased by the Adviser. There can be no assurance that employing a “risk parity” approach will achieve any particular level of return or will reduce volatility or potential loss.
Generally, the Fund gains exposure to asset classes by investing in many different types of instruments including, but not limited to: equity futures, equity swaps, currency forwards, commodity futures, commodity forwards, commodity swaps, bond futures, interest rate swaps, U.S. and foreign government bonds (including inflation-linked bonds), cash and cash equivalents including but not limited to money market fund shares (collectively, the “Instruments”). The Fund will either invest directly in the Instruments or indirectly by investing in the Subsidiary (as described below) that invests in the Instruments. There is no maximum or minimum exposure to any one Instrument or any one asset class. The Fund may also invest in exchange-traded funds or exchange-traded notes through which the Fund can participate in the performance of one or more Instruments.
The Fund is actively managed and the Adviser will vary the Fund’s exposures to the asset classes based on the Adviser’s evaluation of investment opportunities within and across the asset classes. The Adviser will use proprietary volatility forecasting and portfolio construction methodologies to manage the Fund. Shifts in allocations among asset classes or Instruments will be determined using models based on the Adviser’s general investment philosophy centered on systematizing fundamental insights and are guided by a diversified set of signals across investment themes, such as value, momentum and carry, as well as a number of additional indicators based on the Adviser’s research. Value strategies favor securities that are inexpensive, distressed or otherwise less favored by investors. Momentum strategies favor securities with strong recent price performance and positive changes in fundamentals on a relative basis.  Carry strategies favor investments with higher yields.
The Fund has no geographic limits on where its investments may be located or where its assets may be exposed. This flexibility allows the Adviser to look for investments or gain exposure to asset classes and markets around the world, including emerging markets, that it believes will enhance the Fund’s ability to meet its objective. The Fund may have exposure to fixed income securities of U.S. and non-U.S. issuers of any credit quality, including securities that are unrated or are rated in the lowest credit rating categories. The Fund may have exposure to equity securities of companies of any market capitalization. There is no percentage limit on the Fund’s exposure to below investment-grade fixed income securities including emerging market fixed income securities or to small less-liquid equity securities. The Fund may have exposure in long and short positions across all of the asset classes, however, short positions will generally only be taken to hedge other investments made by the Fund. The Adviser does not anticipate that the Fund

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will be net short any particular market. The Fund may also take “short” positions in futures, forwards or swaps. A “short” position will benefit from a decrease in price of the underlying Instrument and lose value if the price of the underlying Instrument increases.
The Fund bears the risk that the proprietary quantitative models used by the Adviser will not be successful in forecasting market returns or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. The Fund’s use of futures contracts, forward contracts, swaps and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use Instruments that have a leveraging effect. For example, if the Adviser seeks to gain enhanced exposure to a specific asset class through an Instrument providing leveraged exposure to the class and that Instrument increases in value, the gain to the Fund will be magnified. If that investment decreases in value, however, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
As a result of the Fund’s strategy, the Fund may have leveraged exposure to one or more asset classes at times. The 1940 Act and the rules and interpretations thereunder impose certain limitations on the Fund’s ability to use leverage; however, the Fund is not subject to any additional limitations on its exposures. For more information on these and other risk factors, please see the “Principal Risks of Investing in the Fund” and “Investment Techniques-Segregation of Assets” sections of the prospectus.
When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the Fund’s strategy will result in frequent portfolio trading and high portfolio turnover (typically greater than 100%).
The Adviser utilizes portfolio optimization techniques to determine the frequency of trading, taking into account the transaction costs associated with trading each Instrument. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund, and may have adverse tax consequences. The Adviser may employ trading techniques in an effort to mitigate trading costs and execution impact on the Fund.
A significant portion of the assets of the Fund may be invested directly or indirectly in money market instruments, which may include, but are not be limited to, U.S. Government securities, U.S. Government agency securities, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market fund shares, short-term bond fund shares, interests in short-term investment funds, and cash and cash equivalents with one year or less term to maturity. These cash or cash equivalent holdings serve as collateral for the positions the Fund takes and also earn income for the Fund. The Fund may also enter into repurchase and reverse repurchase agreements. Under a repurchase agreement the Fund buys securities that the seller has agreed to buy back at a specified time and at a set price. Under a reverse repurchase agreement, the Fund sells securities to another party and agrees to repurchase them at a particular date and price. Leverage may be created when the Fund enters into reverse repurchase agreements, engages in futures and swap transactions or uses certain other derivative instruments.
The Fund intends to make investments through the Subsidiary and may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest primarily in commodity futures, forwards and swaps but it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivative instruments, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, the Fund and the Subsidiary will be subject to the same fundamental investment restrictions on a consolidated basis and, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss.

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Details About the AQR Risk Parity II HV Fund
Investment Objective
The AQR Risk Parity II HV Fund (the “Fund”) seeks total return.
Total return consists of capital appreciation and income.
There can be no assurance that the Fund will be successful in achieving its investment objective.
Principal Investment Strategies
The Fund pursues its investment objective by allocating assets among major asset classes (including global developed and emerging market equities, global nominal and inflation-linked government bonds, developed and emerging market currencies, and commodities). The Fund intends to gain exposure to these asset classes by investing in a portfolio of Instruments (as defined below). The Fund will generally have some level of investment in the majority of asset classes and Instruments but there is no stated limit on the percentage of assets the Fund can invest in a particular Instrument or the percentage of assets the Fund will allocate to any one asset class, and at times the Fund may focus on a small number of Instruments or asset classes. The allocation among the different asset classes is based on the Adviser’s assessment of the risk associated with the asset class, the investment opportunity presented by each asset class, as well as the Adviser’s assessment of prevailing market conditions within the asset classes in the United States and abroad.
The  "HV" in the Fund’s name reflects its “higher volatility” approach. The Adviser, on average, will target an annualized volatility level for the Fund of 15%. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. The Adviser expects that the Fund’s targeted annualized forecasted volatility will typically range between 10% and 20%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Higher volatility generally indicates higher risk. Actual or realized volatility can and will differ from the forecasted or target volatility described above. There is no guarantee the Fund’s investment objective will be met.
In allocating assets among asset classes, the Adviser follows a “risk parity” approach. The “risk parity” approach to asset allocation seeks to balance the allocation of risk (as measured by forecasted volatility, estimated potential loss, and other proprietary measures) across asset classes over time. This means that lower risk asset classes (such as global fixed income) will generally have higher notional allocations than higher risk asset classes (such as global equities). The Adviser targets an equal risk contribution from each of the three following major risk sources: equity risk, fixed income risk and inflation risk. The Adviser expects to tactically vary the Fund’s allocation to the various asset classes depending on market conditions, which can cause the Fund to deviate from an equal risk allocation. The desired overall risk level of the Fund may be increased or decreased by the Adviser. There can be no assurance that employing a “risk parity” approach will achieve any particular level of return or will reduce volatility or potential loss.
Generally, the Fund gains exposure to asset classes by investing in many different types of instruments including, but not limited to: equity futures, equity swaps, currency forwards, commodity futures, commodity forwards, commodity swaps, bond futures, interest rate swaps, U.S. and foreign government bonds (including inflation-linked bonds), cash and cash equivalents including but not limited to money market fund shares (collectively, the “Instruments”). The Fund will either invest directly in the Instruments or indirectly by investing in the Subsidiary (as described below) that invests in the Instruments. There is no maximum or minimum exposure to any one Instrument or any one asset class. The Fund may also invest in exchange-traded funds or exchange-traded notes through which the Fund can participate in the performance of one or more Instruments.
The Fund is actively managed and the Adviser will vary the Fund’s exposures to the asset classes based on the Adviser’s evaluation of investment opportunities within and across the asset classes. The Adviser will use proprietary volatility forecasting and portfolio construction methodologies to manage the Fund. Shifts in allocations among asset classes or Instruments will be determined using models based on the Adviser’s general investment philosophy centered on systematizing fundamental insights and are guided by a diversified set of signals across investment themes, such as value, momentum and carry, as well as a number of additional indicators based on the Adviser’s research. Value strategies favor securities that are inexpensive, distressed or otherwise less favored by investors. Momentum strategies favor securities with strong recent price performance and positive changes in fundamentals on a relative basis.  Carry strategies favor investments with higher yields.
The Fund has no geographic limits on where its investments may be located or where its assets may be exposed. This flexibility allows the Adviser to look for investments or gain exposure to asset classes and markets around the world, including emerging markets, that it believes will enhance the Fund’s ability to meet its objective. The Fund may have exposure to fixed income securities of U.S. and non-U.S. issuers of any credit quality, including securities that are unrated or are rated in the lowest credit rating categories. The Fund may have exposure to equity securities of companies of any market capitalization. There is no percentage limit on the Fund’s exposure to below investment-grade fixed income securities including emerging market fixed income securities or to small less-liquid equity securities. The Fund may have exposure in long and short positions across all of the asset classes, however, short positions will generally only be taken to hedge other investments made by the Fund. The Adviser does not anticipate that the Fund

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will be net short any particular market. The Fund may also take “short” positions in futures, forwards or swaps. A “short” position will benefit from a decrease in price of the underlying Instrument and lose value if the price of the underlying Instrument increases.
The Fund bears the risk that the proprietary quantitative models used by the Adviser will not be successful in forecasting market returns or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. The Fund’s use of futures contracts, forward contracts, swaps and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use Instruments that have a leveraging effect. For example, if the Adviser seeks to gain enhanced exposure to a specific asset class through an Instrument providing leveraged exposure to the class and that Instrument increases in value, the gain to the Fund will be magnified. If that investment decreases in value, however, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
As a result of the Fund’s strategy, the Fund may have leveraged exposure to one or more asset classes at times. The 1940 Act and the rules and interpretations thereunder impose certain limitations on the Fund’s ability to use leverage; however, the Fund is not subject to any additional limitations on its exposures. For more information on these and other risk factors, please see the “Principal Risks of Investing in the Fund” and “Investment Techniques-Segregation of Assets” sections of the prospectus.
When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the Fund’s strategy will result in frequent portfolio trading and high portfolio turnover (typically greater than 100%).
The Adviser utilizes portfolio optimization techniques to determine the frequency of trading, taking into account the transaction costs associated with trading each Instrument. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund, and may have adverse tax consequences. The Adviser may employ trading techniques in an effort to mitigate trading costs and execution impact on the Fund.
A significant portion of the assets of the Fund may be invested directly or indirectly in money market instruments, which may include, but are not be limited to, U.S. Government securities, U.S. Government agency securities, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market fund shares, short-term bond fund shares, interests in short-term investment funds, and cash and cash equivalents with one year or less term to maturity. These cash or cash equivalent holdings serve as collateral for the positions the Fund takes and also earn income for the Fund. The Fund may also enter into repurchase and reverse repurchase agreements. Under a repurchase agreement the Fund buys securities that the seller has agreed to buy back at a specified time and at a set price. Under a reverse repurchase agreement, the Fund sells securities to another party and agrees to repurchase them at a particular date and price. Leverage may be created when the Fund enters into reverse repurchase agreements, engages in futures and swap transactions or uses certain other derivative instruments.
The Fund intends to make investments through the Subsidiary and may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest primarily in commodity futures, forwards and swaps but it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivative instruments, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, the Fund and the Subsidiary will be subject to the same fundamental investment restrictions on a consolidated basis and, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss.

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Details About the AQR Style Premia Alternative Fund
Investment Objective
The AQR Style Premia Alternative Fund (the “Fund”) seeks positive absolute returns.
The use of the term “positive absolute return” is intended to distinguish the Fund’s investment objective from the relative returns sought by many other mutual funds. Funds seeking relative returns are generally managed with a goal of outperforming an index of securities or an index of competitive funds. As a result, even if these funds are successful in achieving their investment objectives, their investment returns will tend to reflect the general direction of the securities markets. A “positive absolute return” seeks to earn a positive total return over a reasonable period of time regardless of market conditions or general market direction. However, while seeking to generate positive performance over a multi-year period of time, the Fund may have positive or negative returns over shorter time periods.
There can be no assurance that the Fund will be successful in achieving its investment objective.
Principal Investment Strategies
The Fund pursues its investment objective by aiming to provide exposure to four separate investment styles (“Styles”): value, momentum, carry and defensive, using both “long” and “short” positions within the following asset groups (“Asset Groups”): equities, bonds, interest rates, commodities and currencies. The Fund will achieve its exposure to any of the Asset Groups by using derivatives or holding those assets directly. The Fund will also use derivatives for hedging purposes. The Fund implements the Styles by investing globally (including emerging markets) in a broad range of instruments, including, but not limited to, equities (primarily those issued by large- and mid-cap companies), futures (including commodity futures, index futures, equity futures, bond futures and interest rate futures), currency and commodity forwards, options and swaps (including commodity swaps, swaps on commodity futures, equity swaps, swaps on index futures, total return swaps and interest rate swaps) (collectively, the “Instruments”). The Fund will either invest directly in the Instruments or indirectly by investing in the Subsidiary (as described below) that invests in the Instruments. The Fund may also invest in other registered investment companies including exchange-traded funds.
As of the date of this prospectus, the Adviser generally considers large- and mid-cap companies to be those companies with market capitalizations around the range of the MSCI World Index at the time of purchase. As of March 31, 2020, the market capitalization of the companies comprising the MSCI World Index ranged from $337.37 million to $1,142.98 billion. The Fund’s exposure to equities includes securities of U.S. and non-U.S. issuers and equity indices representing the United States and non-U.S. countries, including, with respect to non-U.S. countries, those from emerging markets. For the bonds Asset Group, the Fund will have exposure to U.S. Government securities and sovereign debt issued by other developed and emerging market countries. The Fund may invest in debt securities of any credit rating, maturity or duration, which may include high-yield or “junk” bonds. From time to time, the Fund can have significant exposure to non-U.S. dollar denominated currencies, including emerging markets currencies. The Fund is generally intended to have a low correlation to the equity, bond and credit markets. The Fund also is not designed to match the performance of any hedge fund index. The Fund will utilize proprietary trading algorithms in order to minimize market impact and reduce trading costs. The Adviser will attempt to mitigate risk through diversification of holdings and through active monitoring of volatility, counterparties and other risk measures. There is no assurance, however, that the Fund will achieve its investment objective.
The Styles employed by the Fund are:
Value: Value strategies favor investments that appear cheap over those that appear expensive based on fundamental measures related to price, seeking to capture the tendency for relatively cheap assets to outperform relatively expensive assets. The Fund will seek to buy assets that are “cheap” and sell those that are “expensive.” Examples of value measures include using price-to-earnings and price-to-book ratios for selecting equities.
Momentum: Momentum strategies favor investments that have performed relatively well over those that have underperformed over the medium-term (i.e., one year or less), seeking to capture the tendency that an asset’s recent relative performance will continue in the near future. The Fund will seek to buy assets that recently outperformed their peers and sell those that recently underperformed. Examples of momentum measures include simple price momentum for selecting equities and price- and yield-based momentum for selecting bonds.
Carry: Carry strategies favor investments with higher yields over those with lower yields, seeking to capture the tendency for higher-yielding assets to provide higher returns than lower-yielding assets. The Fund will seek to buy high-yielding assets and sell low-yielding assets. An example of carry measures includes using interest rates to select currencies and bonds.
Defensive: Defensive strategies favor investments with low-risk characteristics over those with high-risk characteristics, seeking to capture the tendency for lower risk and higher-quality assets to generate higher risk-adjusted returns than higher risk and lower-quality assets. The Fund will seek to buy low-risk, high-quality assets and sell high-risk, low-quality assets. Examples of defensive measures include using beta (i.e., an investment’s sensitivity to the securities markets) to select equities, and duration to select bonds.

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The Fund is actively managed and the Fund’s exposures to Styles and Asset Groups will vary based on the Adviser’s ongoing evaluation of investment opportunities. The Fund expects to maintain exposure to all four Styles; however, not all Styles are represented within each Asset Group. The portfolio construction process is a bottom up systematic process which begins with the ranking of a universe of investments within each Asset Group based upon each applicable Style using multiple measures, some of which are listed above. Investments ranking near the top of the universe contribute the largest “long” weights among the universe and investments ranking near the bottom of the universe contribute the largest “short” weights among the universe to produce the target Asset Group portfolio. For each Asset Group, the Styles included in that Asset Group each contribute position weights to the Asset Group portfolio, in such a way that each Style achieves roughly equal risk within the Asset Group. Asset Group portfolios are sized to also maintain a risk balanced allocation across Asset Groups within the Fund. Individual investments in the actual Asset Group portfolios are bought or sold during the rebalancing process, the frequency of which is expected to vary depending on the Asset Group and the Adviser’s ongoing evaluation of certain factors including changes in market conditions and how much the actual portfolio deviates from the target portfolio.
In seeking to achieve its investment objective, the Fund may enter into both “long” and “short” positions across all Styles and Asset Groups using derivative Instruments. With respect to equities, the Fund may also take a “long” position by purchasing the security directly, or a “short” position by borrowing a security from a third party and selling it at the then current market price. The owner of a “long” position will benefit from an increase in the price of the underlying instrument. The owner of a “short” position will benefit from a decrease in the price of the underlying instrument.
The Adviser, on average, will target an annualized volatility level for the Fund of 10%. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns.  The Adviser expects that the Fund’s targeted annualized forecasted volatility will typically range between 8% and 12%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Higher volatility generally indicates higher risk. Actual or realized volatility can and will differ from the forecasted or target volatility described above.
The Fund’s strategy engages in frequent portfolio trading which may result in a higher portfolio turnover rate than a fund with less frequent trading, and correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund, and may have adverse tax consequences.
The Fund intends to make investments through the Subsidiary and may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest primarily in commodity futures, commodity forwards, commodity swaps, swaps on commodity futures and other commodity-linked derivative Instruments but it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivative instruments, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, the Fund and the Subsidiary will be subject to the same fundamental investment restrictions on a consolidated basis and, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
A portion of the Fund’s assets will be held in cash or cash equivalent investments, including, but not limited to, interests in short-term investment funds, short-term bond fund shares, money market fund shares and/or U.S. Government securities.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss.

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Details About the AQR Style Premia Alternative LV Fund
Investment Objective
The AQR Style Premia Alternative LV Fund (the “Fund”) seeks positive absolute returns.
The use of the term “positive absolute return” is intended to distinguish the Fund’s investment objective from the relative returns sought by many other mutual funds. Funds seeking relative returns are generally managed with a goal of outperforming an index of securities or an index of competitive funds. As a result, even if these funds are successful in achieving their investment objectives, their investment returns will tend to reflect the general direction of the securities markets. A “positive absolute return” seeks to earn a positive total return over a reasonable period of time regardless of market conditions or general market direction. However, while seeking to generate positive performance over a multi-year period of time, the Fund may have positive or negative returns over shorter time periods.
There can be no assurance that the Fund will be successful in achieving its investment objective.
Principal Investment Strategies
The Fund pursues its investment objective by aiming to provide exposure to four separate investment styles (“Styles”): value, momentum, carry and defensive, using both “long” and “short” positions within the following asset groups (“Asset Groups”): equities, bonds, interest rates, commodities and currencies. The Fund will achieve its exposure to any of the Asset Groups by using derivatives or holding those assets directly. The Fund will also use derivatives for hedging purposes. The Fund implements the Styles by investing globally (including emerging markets) in a broad range of instruments, including, but not limited to, equities (primarily those issued by large- and mid-cap companies), futures (including commodity futures, index futures, equity futures, bond futures and interest rate futures), currency and commodity forwards, options and swaps (including commodity swaps, swaps on commodity futures, equity swaps, swaps on index futures, total return swaps and interest rate swaps) (collectively, the “Instruments”). The Fund will either invest directly in the Instruments or indirectly by investing in the Subsidiary (as described below) that invests in the Instruments. The Fund may also invest in other registered investment companies including exchange-traded funds.
The “LV” in the Fund’s name reflects that the Fund will be managed in a manner designed to have, on average, “low volatility.” The Adviser, on average, will target an annualized volatility level for the Fund of 5%, which is similar to the historical volatility of intermediate-term government bonds. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns.  The Adviser expects that the Fund’s targeted annualized forecasted volatility will typically range between 3% and 7%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Higher volatility generally indicates higher risk. Actual or realized volatility can and will differ from the forecasted or target volatility described above.
As of the date of this prospectus, the Adviser generally considers large- and mid-cap companies to be those companies with market capitalizations around the range of the MSCI World Index at the time of purchase. As of March 31, 2020, the market capitalization of the companies comprising the MSCI World Index ranged from $337.37 million to $1,142.98 billion. The Fund’s exposure to equities includes securities of U.S. and non-U.S. issuers and equity indices representing the United States and non-U.S. countries, including, with respect to non-U.S. countries, those from emerging markets. For the bonds Asset Group, the Fund will have exposure to U.S. Government securities and sovereign debt issued by other developed and emerging market countries. The Fund may invest in debt securities of any credit rating, maturity or duration, which may include high-yield or “junk” bonds. From time to time, the Fund can have significant exposure to non-U.S. dollar denominated currencies, including emerging markets currencies. The Fund is generally intended to have a low correlation to the equity, bond and credit markets. The Fund also is not designed to match the performance of any hedge fund index. The Fund will utilize proprietary trading algorithms in order to minimize market impact and reduce trading costs. The Adviser will attempt to mitigate risk through diversification of holdings and through active monitoring of volatility, counterparties and other risk measures. There is no assurance, however, that the Fund will achieve its investment objective.
The Styles employed by the Fund are:
Value: Value strategies favor investments that appear cheap over those that appear expensive based on fundamental measures related to price, seeking to capture the tendency for relatively cheap assets to outperform relatively expensive assets. The Fund will seek to buy assets that are “cheap” and sell those that are “expensive.” Examples of value measures include using price-to-earnings and price-to-book ratios for selecting equities.
Momentum: Momentum strategies favor investments that have performed relatively well over those that have underperformed over the medium-term (i.e., one year or less), seeking to capture the tendency that an asset’s recent relative performance will continue in the near future. The Fund will seek to buy assets that recently outperformed their peers and sell those that recently underperformed. Examples of momentum measures include simple price momentum for selecting equities and price- and yield-based momentum for selecting bonds.

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Carry: Carry strategies favor investments with higher yields over those with lower yields, seeking to capture the tendency for higher-yielding assets to provide higher returns than lower-yielding assets. The Fund will seek to buy high-yielding assets and sell low-yielding assets. An example of carry measures includes using interest rates to select currencies and bonds.
Defensive: Defensive strategies favor investments with low-risk characteristics over those with high-risk characteristics, seeking to capture the tendency for lower risk and higher-quality assets to generate higher risk-adjusted returns than higher risk and lower-quality assets. The Fund will seek to buy low-risk, high-quality assets and sell high-risk, low-quality assets. Examples of defensive measures include using beta (i.e., an investment’s sensitivity to the securities markets) to select equities, and duration to select bonds.
The Fund is actively managed and the Fund’s exposures to Styles and Asset Groups will vary based on the Adviser’s ongoing evaluation of investment opportunities. The Fund expects to maintain exposure to all four Styles; however, not all Styles are represented within each Asset Group. The portfolio construction process is a bottom up systematic process which begins with the ranking of a universe of investments within each Asset Group based upon each applicable Style using multiple measures, some of which are listed above. Investments ranking near the top of the universe contribute the largest “long” weights among the universe and investments ranking near the bottom of the universe contribute the largest “short” weights among the universe to produce the target Asset Group portfolio. For each Asset Group, the Styles included in that Asset Group each contribute position weights to the Asset Group portfolio, in such a way that each Style achieves roughly equal risk within the Asset Group. Asset Group portfolios are sized to also maintain a risk balanced allocation across Asset Groups within the Fund. Individual investments in the actual Asset Group portfolios are bought or sold during the rebalancing process, the frequency of which is expected to vary depending on the Asset Group and the Adviser’s ongoing evaluation of certain factors including changes in market conditions and how much the actual portfolio deviates from the target portfolio.
In seeking to achieve its investment objective, the Fund may enter into both “long” and “short” positions across all Styles and Asset Groups using derivative Instruments. With respect to equities, the Fund may also take a “long” position by purchasing the security directly, or a “short” position by borrowing a security from a third party and selling it at the then current market price. The owner of a “long” position will benefit from an increase in the price of the underlying instrument. The owner of a “short” position will benefit from a decrease in the price of the underlying instrument.
The Fund’s strategy engages in frequent portfolio trading which may result in a higher portfolio turnover rate than a fund with less frequent trading, and correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund, and may have adverse tax consequences.
The Fund intends to make investments through the Subsidiary and may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest primarily in commodity futures, commodity forwards, commodity swaps, swaps on commodity futures and other commodity-linked derivative Instruments but it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivative instruments, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, the Fund and the Subsidiary will be subject to the same fundamental investment restrictions on a consolidated basis and, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
A portion of the Fund’s assets will be held in cash or cash equivalent investments, including, but not limited to, interests in short-term investment funds, short-term bond fund shares, money market fund shares and/or U.S. Government securities.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss.

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Details About the AQR Volatility Risk Premium Fund
Investment Objective
The AQR Volatility Risk Premium Fund (the “Fund”) seeks total return.
Total return consists of capital appreciation and income.
There can be no assurance that the Fund will be successful in achieving its investment objective.
Principal Investment Strategies
The Fund seeks to outperform a custom benchmark that consists of 50% MSCI World Net Total Return USD Index + 50% ICE BofAML US 3-Month Treasury Bill Index by providing investors with potential gains from three different sources of return: 1) overall exposure to global equity markets, 2) selling (i.e., writing) options to capture the volatility risk premium (i.e., the premium that buyers of options are willing to pay for this form of financial insurance), and 3) an active equity strategy that seeks to outperform a broad-based global equity benchmark.
The Fund is not designed to be market neutral, which means that the Fund is not designed to be uncorrelated with the returns of the equity markets in which the Fund invests. The Adviser, on average, intends to target a portfolio beta (i.e., the portfolio's sensitivity to fluctuations in the securities markets) of 0.5 to the MSCI World Net Total Return USD Index. Under normal market conditions, the Fund’s beta, on average, is expected to range between 0.4 and 0.6.
The Fund invests globally in a broad range of instruments, including, but not limited to, equities, futures (including index futures, equity futures, interest rate futures and bond futures), currency futures and forwards, options (including written and purchased options on equities, bonds and equity and bond futures, including futures on indices) and swaps (including equity swaps, equity index swaps and swaps on futures) (collectively, the “Instruments”). The Fund’s exposure to the bonds asset class includes sovereign debt issued by developed countries. The Fund may also invest in other registered investment companies including exchange-traded funds (“ETFs”).
Volatility Risk Premium Strategy
The Fund seeks to capture the volatility risk premium across global developed equity and bond markets by selling (i.e., writing) call and put options to buyers seeking financial insurance in exchange for a premium, or payment, from the option buyer. To implement the volatility risk premium strategy, the Fund will sell put and call options at various strike prices and with various expiration dates on various equity and bond reference assets (including indices) across global developed markets.
The Fund will seek to sell options that appear “expensive” based on the Adviser’s proprietary quantitative models (that is, where the demand for protection is high resulting in premiums on the written options that are attractive to the Adviser). The Fund may sell uncovered call and put options (i.e., where the Fund does not own or is not short, as applicable, the Instrument underlying the call or put option) and covered call and put options (i.e., where the Fund holds or is short, as applicable, an equivalent position in the Instrument underlying the call or put option). The Fund will generally delta-hedge an option it sells by taking long or short positions in the Instrument underlying the option. Delta-hedging is intended to hedge the option’s directional exposure to the underlying Instrument, thereby reducing the strategy’s overall return volatility. The Fund will generally delta-hedge through the use of ETFs and/or futures. Written option positions may be closed out during a rebalancing process, either by purchasing the same option or an option on the same underlying Instrument that the Adviser has determined will achieve a similar result.
The premiums the Fund receives from the sale of put and call options can be partially or completely offset by the amount it needs to pay out; however, the Fund seeks to execute its options strategy so that the premiums it receives are greater than the amounts paid out, inclusive of any gains or losses resulting from hedging activities. The Fund’s total exposure to the volatility risk premium strategy will vary over time based in part on the Adviser’s estimate of the losses that could occur in periods of a sudden increase in volatility or extreme price movements (up or down) in equity or bond markets. If, however, such extreme price movements occur, they may result in large Fund losses.
Active Equity Strategy
Under normal market conditions the Fund will invest approximately 50% of its net assets in an actively managed portfolio of global equities (the “Equity Sleeve”). The Equity Sleeve seeks to outperform, after expenses, the MSCI World Net Total Return USD Index while seeking to control its tracking error relative to this benchmark. The Equity Sleeve will target a long-term average forecasted tracking error of approximately 2-3% relative to the MSCI World Net Total Return USD Index. Actual realized tracking error will vary based on market conditions and other factors.
The Equity Sleeve will be managed by both overweighting and underweighting securities, industries and sectors relative to the MSCI World Net Total Return USD Index. In selecting the Fund’s equity investments, the Adviser utilizes a quantitative investment process. A quantitative investment process is a systematic method of evaluating securities and other assets by analyzing a variety of data through the use of models—or processes—to generate an investment opinion. The models consider a wide range of factors, including, but not limited to, value, momentum and quality.

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Value strategies favor securities that appear cheap based on fundamental measures. Examples of value strategies include using price-to-earnings and price-to-book ratios.
Momentum strategies favor securities with strong recent relative performance and positive changes in fundamentals.
Quality indicators identify stable companies in good business health, including those with strong profitability and stable earnings.
In addition to these three indicators, the Adviser will use a number of additional indicators based on the Adviser’s proprietary research. The Adviser may add or modify the economic indicators employed in selecting portfolio holdings from time to time.
The Fund may invest in or have exposure to companies of any size. The Fund does not limit its investments to any one country, and may invest in any one country without limit. The Fund may, but is not required to, hedge exposure to foreign currencies using foreign currency forwards or futures.
General
In seeking to achieve its investment objective, the Fund will take both “long” and “short” positions through the use of derivative Instruments. A “long” position in a derivative Instrument will benefit from an increase in the price of the underlying instrument and will lose value if the price of the underlying Instrument decreases. A “short” position in a derivative Instrument will benefit from a decrease in price of the underlying instrument and will lose value if the price of the underlying Instrument increases.
The Adviser will consider the potential federal income tax impact on a shareholder’s after-tax investment return of certain trading decisions, including but not limited to, selling or closing out of Instruments to realize losses, or to refrain from selling or closing out of Instruments to avoid realizing gains, when determined by the Adviser to be appropriate.
The Fund’s use of options, futures contracts, forward contracts, swaps and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use Instruments that have a leveraging effect. For example, if the Adviser seeks to gain enhanced exposure to a specific asset class through an Instrument providing leveraged exposure to the asset class and that Instrument increases in value, the gain to the Fund will be magnified. If that investment decreases in value, however, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
If derivative Instruments and Instruments with remaining maturities of one year or less are taken into account, the Fund’s strategy will result in frequent portfolio trading and high portfolio turnover.
A portion of the Fund’s assets will be held in cash or cash equivalent investments, including, but not limited to, interests in short-term investment funds, short-term bond fund shares, money market fund shares and/or U.S. Government securities. These cash or cash equivalent holdings serve as collateral for the positions the Fund takes and also earn income for the Fund.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss.

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How the Funds Pursue Their Investment Objectives
Investment Techniques
In addition to the principal investment strategies described above, the Funds may employ the following techniques in pursuing their investment objectives.
Temporary Defensive Positions (all Funds): A Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies in response to adverse or unusual market, economic, political, or other conditions. For instance, for temporary defensive purposes, a Fund may restrict the markets in which it invests or may hold uninvested cash or invest without limitation in cash equivalents such as money market instruments, U.S. treasury bills, interests in short-term investment funds, repurchase agreements, or shares of money market or short-term bond funds, even if the investments are inconsistent with the Fund’s principal investment strategies. To the extent a Fund invests in these temporary investments in this manner, the Fund may succeed in avoiding losses but may not otherwise achieve its investment objective.
Segregation of Assets (all Funds): As an open-end investment company registered with the SEC, each Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, each Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivative instruments. In the case of futures contracts that are not contractually required to cash settle, for example, each Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to futures contracts that are contractually required to cash settle, however, each Fund is permitted to set aside liquid assets in an amount equal to each Fund’s daily marked-to-market net obligations (i.e., each Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. Futures contracts, forward contracts and other applicable securities and instruments that settle physically, and written options on such contracts, will be treated as cash settled for asset segregation purposes when the Fund has entered into a contractual arrangement with a third party futures commission merchant or other counterparty to off-set the Fund’s exposure under the contract and, failing that, to assign its delivery obligation under the contract to the counterparty. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.
Each Fund generally will use its money market instruments or other liquid assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable SEC and SEC staff positions. The Adviser will monitor each Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of each Fund’s portfolio investments. There is a possibility that segregation of a large percentage of a Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

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Risk Factors
All investments, including those in mutual funds, have risks and it is possible that you could lose money by investing in a Fund. No one investment is suitable for all investors. Each Fund is intended for long-term investors. The risks identified below are the principal risks of investing in a Fund. The Summary section for each Fund and the below matrix lists the principal risks applicable to that Fund. This section provides more detailed information about each risk.

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	AQR Alternative Risk Premia Fund	AQR Diversified Arbitrage Fund	AQR Equity Market Neutral Fund	AQR Global Macro Fund	AQR Long- Short Equity Fund
Arbitrage or Fundamental Risk		x
Below Investment Grade Securities Risk	x	x
Commodities Risk				x
Common Stock Risk	x	x	x	x	x
Convertible Securities Risk		x
Counterparty Risk	x	x	x	x	x
Credit Default Swap Agreements Risk		x
Credit Risk	x	x	x	x	x
Currency Risk	x	x	x	x	x
Derivatives Risk	x	x	x	x	x
Distressed Investments Risk		x
Emerging Market Risk		x		x
Foreign Investments Risk	x	x	x	x	x
Forward and Futures Contract Risk	x	x	x	x	x
Hedging Transactions Risk	x	x	x	x	x
High Portfolio Turnover Risk	x	x	x	x	x
Illiquidity Risk		x
Interest Rate Risk	x	x		x
Investment in Other Investment Companies Risk	x	x	x	x	x
IPO and SEO Risk		x
Leverage Risk	x	x	x	x	x
Litigation and Enforcement Risk		x
Manager Risk	x	x	x	x	x
Market Risk	x	x	x	x	x
Mid-Cap Securities Risk	x	x	x	x	x
Model and Data Risk	x	x	x	x	x
Momentum Style Risk	x		x	x	x
Mortgage-Backed Securities Risk
Non-Diversified Status Risk				x
Options Risk	x	x		x
PIPEs Risk		x
Repurchase Agreements Risk
Restricted Securities Risk		x
Reverse Repurchase Agreements Risk
Short Sale Risk	x	x	x	x	x
Small-Cap Securities Risk		x	x	x	x
Sovereign Debt Risk	x			x
SPACs Risk		x
Subsidiary Risk				x
Swap Agreements Risk	x	x	x	x	x
Tax-Managed Investment Risk	x
Tax Risk				x
TIPS and Inflation-Linked Bonds Risk
U.S. Government Securities Risk	x			x
Value Style Risk	x		x	x	x
Volatility Risk	x	x	x	x	x

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	AQR Managed Futures Strategy Fund	AQR Managed Futures Strategy HV Fund	AQR Multi-Asset Fund	AQR Multi-Strategy Alternative Fund	AQR Risk-Balanced Commodities Strategy Fund
Arbitrage or Fundamental Risk				x
Below Investment Grade Securities Risk			x	x
Commodities Risk	x	x	x	x	x
Common Stock Risk			x	x
Convertible Securities Risk				x
Counterparty Risk	x	x	x	x	x
Credit Default Swap Agreements Risk			x	x
Credit Risk	x	x	x	x	x
Currency Risk	x	x	x	x	x
Derivatives Risk	x	x	x	x	x
Distressed Investments Risk
Emerging Market Risk	x	x	x	x
Foreign Investments Risk	x	x	x	x	x
Forward and Futures Contract Risk	x	x	x	x	x
Hedging Transactions Risk	x	x	x	x	x
High Portfolio Turnover Risk	x	x	x	x	x
Illiquidity Risk
Interest Rate Risk	x	x	x	x	x
Investment in Other Investment Companies Risk	x	x	x	x	x
IPO and SEO Risk
Leverage Risk	x	x	x	x	x
Litigation and Enforcement Risk
Manager Risk	x	x	x	x	x
Market Risk	x	x	x	x	x
Mid-Cap Securities Risk			x	x
Model and Data Risk	x	x	x	x	x
Momentum Style Risk			x	x	x
Mortgage-Backed Securities Risk				x
Non-Diversified Status Risk	x	x	x	x	x
Options Risk				x
PIPEs Risk
Repurchase Agreements Risk			x		x
Restricted Securities Risk				x
Reverse Repurchase Agreements Risk			x
Short Sale Risk	x	x	x	x	x
Small-Cap Securities Risk			x
Sovereign Debt Risk			x	x
SPACs Risk
Subsidiary Risk	x	x	x	x	x
Swap Agreements Risk	x	x	x	x	x
Tax-Managed Investment Risk
Tax Risk	x	x	x	x	x
TIPS and Inflation-Linked Bonds Risk			x		x
U.S. Government Securities Risk	x	x	x	x	x
Value Style Risk			x	x	x
Volatility Risk	x	x	x	x	x

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	AQR Risk II MV Parity Fund	AQR Risk Parity II HV Fund	AQR Style Premia Alternative Fund	AQR Style Premia Alternative LV Fund	AQR Volatility Risk Premium Fund
Arbitrage or Fundamental Risk
Below Investment Grade Securities Risk			x	x
Commodities Risk	x	x	x	x
Common Stock Risk	x	x	x	x	x
Convertible Securities Risk
Counterparty Risk	x	x	x	x	x
Credit Default Swap Agreements Risk
Credit Risk	x	x	x	x	x
Currency Risk	x	x	x	x	x
Derivatives Risk	x	x	x	x	x
Distressed Investments Risk
Emerging Market Risk	x	x	x	x
Foreign Investments Risk	x	x	x	x	x
Forward and Futures Contract Risk	x	x	x	x	x
Hedging Transactions Risk	x	x	x	x	x
High Portfolio Turnover Risk	x	x	x	x	x
Illiquidity Risk
Interest Rate Risk	x	x	x	x	x
Investment in Other Investment Companies Risk	x	x	x	x	x
IPO and SEO Risk
Leverage Risk	x	x	x	x	x
Litigation and Enforcement Risk
Manager Risk	x	x	x	x	x
Market Risk	x	x	x	x	x
Mid-Cap Securities Risk	x	x	x	x	x
Model and Data Risk	x	x	x	x	x
Momentum Style Risk	x	x	x	x	x
Mortgage-Backed Securities Risk
Non-Diversified Status Risk	x	x	x	x
Options Risk			x	x	x
PIPEs Risk
Repurchase Agreements Risk	x	x
Restricted Securities Risk
Reverse Repurchase Agreements Risk	x	x
Short Sale Risk	x	x	x	x	x
Small-Cap Securities Risk	x	x			x
Sovereign Debt Risk	x	x	x	x	x
SPACs Risk
Subsidiary Risk	x	x	x	x
Swap Agreements Risk	x	x	x	x	x
Tax-Managed Investment Risk					x
Tax Risk	x	x	x	x
TIPS and Inflation-Linked Bonds Risk	x	x
U.S. Government Securities Risk	x	x	x	x	x
Value Style Risk	x	x	x	x	x
Volatility Risk	x	x	x	x	x

Arbitrage or Fundamental Risk: A Fund employing arbitrage and alternative strategies involves the risk that anticipated opportunities may not play out as planned, resulting in potentially reduced returns or losses to the Fund as it unwinds failed trades. For example, with respect to convertible arbitrage and credit strategies described under “Details

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About the AQR Diversified Arbitrage Fund” and “Details About the AQR Multi-Strategy Alternative Fund” as well as investment in PIPEs, an issuer may default or may be unable to make interest and dividend payments when due. With respect to the merger arbitrage strategy, the merger deal may terminate prior to closing, thereby imposing losses to the Fund. Arbitrage or fundamental risk exists for other strategies employed by the Fund such as dual-class and stub-trading arbitrage, and investments in IPOs, SEOs and warrants.
Below Investment Grade Securities Risk: Although securities rated below investment grade (also known as “junk” securities) generally pay higher rates of interest than investment grade bonds, securities rated below investment grade are high risk, speculative investments that may cause income and principal losses for a Fund. The major risks of securities rated below investment grade include:
•	Securities rated below investment grade may be issued by less creditworthy issuers. Issuers may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of holders of securities rated below investment grade, leaving few or no assets available to repay the bond holders.
•	Prices of securities rated below investment grade are subject to wide price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of securities rated below investment grade than on other higher rated fixed-income securities.
•	Issuers of securities rated below investment grade may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.
•	Securities rated below investment grade frequently have redemption features that permit an issuer to repurchase the security from a Fund before it matures. If the issuer redeems the bonds, a Fund may have to invest the proceeds in bonds with lower yields and may lose income.
•	Securities rated below investment grade may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in this bond market, and there may be significant differences in the prices quoted for securities rated below investment grade by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of a Fund’s securities than is the case with securities trading in a more liquid market.
•	A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.
The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.
Commodities Risk: Exposure to the commodities markets may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Additionally, a Fund may gain exposure to the commodities markets through investments in exchange-traded notes, the value of which may be influenced by, among other things, time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in underlying markets, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An exchange-traded note that is tied to a reference instrument, such as a commodities based index, may not replicate the performance of the reference instrument.
Common Stock Risk: A Fund may invest in, or have exposure to, common stocks, which are a type of equity security that represents an ownership interest in a corporation. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all other claims on a company’s assets, including debt holders and preferred stockholders. Therefore, a Fund could lose money if a company in which it invests becomes financially distressed.
Convertible Securities Risk: The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.
Counterparty Risk: A Fund may enter into various types of derivative contracts  as described below under “Derivatives Risk”. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by a Fund, a Fund must be prepared

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to make such payments when due. In addition, if a counterparty’s creditworthiness declines, a Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to a Fund.
Credit Default Swap Agreements Risk: A Fund may enter into credit default swap agreements, credit default index swap agreements and similar agreements as a protection “seller” or as a “buyer” of credit protection. The credit default swap agreement or similar instruments may have as reference obligations one or more securities that are not then held by a Fund. The protection “buyer” in a credit default swap agreement is generally obligated to pay the protection “seller” a periodic stream of payments over the term of the agreement, provided generally that no credit event on a reference obligation has occurred. In addition, at the inception of the agreement, the protection “buyer” may receive or be obligated to pay an additional up-front amount depending on the current market value of the contract. With respect to credit default swap agreements whereby a Fund is a “buyer” of credit protection and that are contractually required to cash settle, a Fund sets aside liquid assets in an amount equal to a Fund’s daily marked-to-market net obligations under the contracts. For credit default swap agreements whereby a Fund is a “buyer” of credit protection and that are contractually required to physically settle, or for credit default swap agreements whereby a Fund is deemed to be a “seller” of credit protection, a Fund sets aside the full notional value of such contracts. If a credit event occurs, an auction process is used to determine the “recovery value” of the contract. The seller then must pay the buyer the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, a Fund’s net cash flows over the life of the contract will be the initial up-front amount paid or received minus the sum of the periodic payments made over the life of the contract. However, if a credit event occurs, a Fund may elect to receive a cash amount equal to the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. As a seller of protection, a Fund generally receives a fixed rate of income throughout the term of the swap provided that there is no credit event. In addition, at the inception of the agreement, a Fund may receive or be obligated to pay an additional up-front amount depending on the current market value of the contract. If a credit event occurs, a Fund will be generally obligated to pay the buyer the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. Credit default swaps could result in losses if the Adviser does not correctly evaluate the creditworthiness of the underlying instrument on which the credit default swap is based. Additionally, if a Fund is a seller of a credit default swap and a credit event occurs, a Fund could suffer significant losses.
Credit Risk: Credit risk refers to the possibility that the issuer of a security or the issuer of the reference asset of a derivative instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the four highest categories (S&P Global Ratings (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that the issuer will not default on its payment obligations or that bonds will not otherwise lose value.
Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Fund’s investments in securities denominated in a foreign currency or may widen existing losses.
Currency exchange rates may be particularly affected by the relative rates of inflation, interest rate levels, the balance of payments and the extent of governmental surpluses or deficits in such foreign countries and in the United States, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of such foreign countries, the United States and other countries important to international trade and finance. Governments may use a variety of techniques, such as intervention by their central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their respective currencies. They may also issue a new currency to replace an existing currency or alter the exchange rate or relative exchange characteristics by devaluation or revaluation of a currency. The liquidity and trading value of these foreign currencies could be affected by the actions of sovereign governments and central banks, which could change or interfere with theretofore freely determined currency valuation, fluctuations in response to other market forces and the movement of currencies across borders.
Derivatives Risk: The Adviser  or Sub-Adviser, as applicable, may make use of futures, forwards, options, swaps and other forms of derivative instruments. In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which a Fund may not directly own, can result in a loss to a Fund substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of derivative instruments also exposes a Fund to additional risks and transaction costs. These instruments come in many

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varieties and have a wide range of potential risks and rewards, and may include , as further described in the “Principal Investment Strategies” section for each Fund, futures contracts, forward foreign currency contracts, options (both written and purchased) and swaps. Additionally, to the extent a Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, a Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of a Fund’s assets could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations. Risks of these instruments include:
•	that interest rates, securities prices and currency markets will not move in the direction that the portfolio managers anticipate;
•	that prices of the instruments and the prices of underlying securities, interest rates or currencies they are designed to reflect do not move together as expected;
•	that the skills needed to use these strategies are different than those needed to select portfolio securities;
•	the possible absence of a liquid secondary market for any particular instrument and, for exchange-traded instruments, possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;
•	that adverse price movements in an instrument can result in a loss substantially greater than a Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited);
•	particularly in the case of privately-negotiated instruments, that the counterparty will not perform its obligations, which could cause a Fund to lose money;
•	the inability to close out certain hedged positions to avoid adverse tax consequences, and the fact that some of these instruments may have uncertain tax implications for a Fund;
•	the fact that “speculative position limits” imposed by the Commodity Futures Trading Commission (“CFTC”) and certain futures exchanges on net long and short positions may require a Fund to limit or unravel positions in certain types of instruments; in January 2020, the CFTC proposed new rules that, if adopted in substantially the same form, will impose speculative position limits on additional derivative instruments, which may further limit a Funds' ability to trade futures contracts and swaps; and
•	the high levels of volatility some of these instruments may exhibit, in some cases due to the high levels of leverage an investor may achieve with them.
In November 2019, the SEC re-proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the Fund. If such a rule is adopted and goes into effect, it could require modifications to a Funds’ investment strategies and use of derivatives.
Distressed Investments Risk: The Fund may invest in distressed investments, which are issued by companies that are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy. The Fund’s investments in distressed securities typically may involve the purchase of high-yield bonds, bank debt, corporate loans or other indebtedness of such companies. These investments may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of the issuer. The Adviser’s or Sub-Adviser’s judgments about the credit quality of a financially distressed issuer and the relative value of its securities may prove to be wrong. No active trading market may exist for certain distressed investments, including corporate loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded distressed investments.
Emerging Market Risk: A Fund may have exposure to emerging markets. Investing in emerging markets will, among other things, expose a Fund to all the risks described below in the “Foreign Investments Risk” section, and you should review that section carefully. However, there are greater risks involved in investing in emerging market countries and/or their securities markets than there are in more developed countries and/or markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of a Fund to buy, sell, receive or deliver these securities. The small size of their securities markets and low trading volumes can make emerging market investments illiquid and more volatile than investments in developed countries and such securities may be subject to

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abrupt and severe price declines. A Fund may be required to establish special custody or other arrangements before investing. In addition, because the securities settlement procedures are less developed in these countries, a Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions. The possible establishment of exchange controls or freezes on the convertibility of currency might adversely affect an investment in foreign securities.
Foreign Investments Risk: A Fund’s investments in foreign instruments, including depositary receipts, involve risks not associated with investing in U.S. instruments. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign instruments, among others, include:
•	Counterparty Risk: A Fund may enter into foreign investment instruments with a counterparty, which will subject a Fund to counterparty risk (see “Counterparty Risk” above).
•	Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect instruments denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Funds' investments in instruments denominated in a foreign currency or may widen existing losses. To the extent that a Fund is invested in foreign instruments while also maintaining currency positions, it may be exposed to greater combined risk. See “Currency Risk” above.
•	Geographic Risk: If a Fund concentrates its investments in issuers located or doing business in any country or region, factors adversely affecting that country or region will affect a Fund’s net asset value more than would be the case if a Fund had made more geographically diverse investments. The economies and financial markets of certain regions, such as Latin America or Asia, can be highly interdependent and decline all at the same time.
•	Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Fund’s foreign investments, potentially including expropriation and nationalization, confiscatory taxation, and the potential difficulty of repatriating funds to the United States.
•	Regulatory Risk: Issuers of foreign instruments and foreign instruments markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.
•	Transaction Costs Risk: The costs of buying and selling foreign instruments, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.
•	Use of Foreign Currency Forward Agreements: Foreign currency forward prices are influenced by, among other things, changes in balances of payments and trade, domestic and international rates of inflation, international trade restrictions and currency devaluations and revaluations. Investments in currency forward contracts may cause a Fund to maintain net short positions in any currency, including home country currency. In other words, the total value of short exposure to such currency (such as short spot and forward positions in such currency) may exceed the total value of long exposure to such currency (such as long individual equity positions, long spot and forward positions in such currency).
Forward and Futures Contract Risk: As described in the “Principal Investment Strategies” section for each Fund, a Fund may invest in forward and/or futures contracts. The successful use of forward and futures contracts draws upon the Adviser’s or Sub-Adviser's (as applicable) skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s or Sub-Adviser's (as applicable) inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Hedging Transactions Risk: The Adviser  and Sub-Adviser from time to time employ various hedging techniques. The success of a Fund’s hedging strategy will be subject to the Adviser’s  or Sub-Adviser’s (as applicable) ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of a Fund’s hedging strategy will also be subject to the Adviser’s  or Sub-Adviser’s (as applicable) ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner.

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Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of those portfolio positions or prevent losses if the values of those positions decline. Rather, it establishes other positions designed to gain from those same declines, thus seeking to moderate the decline in the portfolio position’s value. Such hedging transactions also limit the opportunity for gain if the value of the portfolio position should increase. For a variety of reasons, the Adviser or Sub-Adviser (as applicable) may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent a Fund from achieving the intended hedge or expose a Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees). The Adviser or Sub-Adviser (as applicable) may determine, in its sole discretion, not to hedge against certain risks and certain risks may exist that cannot be hedged. Furthermore, the Adviser or Sub-Adviser (as applicable) may not anticipate a particular risk so as to hedge against it effectively.
High Portfolio Turnover Risk: The investment techniques and strategies utilized by the Fund, including investments made on a shorter-term basis or in derivative instruments or instruments with a maturity of one year or less at the time of acquisition, may result in frequent portfolio trading and high portfolio turnover. High portfolio turnover rates will cause the Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders in the Fund.
Illiquidity Risk: If the Fund invests in illiquid investments, it may experience difficulty in selling the investments in a timely manner at the price that it believes the investments are worth. If it needs to sell investments quickly, for example to satisfy Fund shareholder redemption requests, it may be unable to do so at fundamental values or at a price the Adviser or Sub-Adviser deems appropriate. In addition, market conditions may cause the Fund to experience temporary mark-to-market losses, especially in less liquid positions, even in the absence of any selling of investments by the Fund.
Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities.The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser or Sub-Adviser. During periods of declining interest rates, a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in its income.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if a Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in a Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. A Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of a Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of a Fund’s investment at $1.00 per share. A prime money market mutual fund may impose liquidity fees or temporary gates on redemptions if its weekly liquid assets fall below a designated threshold. If this were to occur, a Fund may lose money on its investment in the prime money market mutual fund, or a Fund may not be able to redeem its investment in the prime money market mutual fund.
IPO and SEO Risk: “IPOs” or “New Issues” are initial public offerings of U.S. equity securities. “SEOs” are seasoned (i.e., secondary) equity offerings of U.S. equity securities. Investments in companies that have recently gone public have the potential to produce substantial gains for a Fund. However, there is no assurance that a Fund will have access to profitable IPOs or SEOs and therefore investors should not rely on any past gains from them as an indication of future performance. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs or SEOs may be highly volatile or may decline shortly after the initial public offering or seasoned equity offering. When an initial public offering or seasoned equity offering is brought to the market, availability may be limited and a Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.
Leverage Risk: As part of a Fund’s principal investment strategy, the Fund may enter into short sales and/or make investments in futures contracts, forward contracts, options, swaps and other derivative instruments. These investment activities provide the economic effect of financial leverage by creating additional investment exposure to the underlying instrument, as well as the potential for greater loss. If a Fund uses leverage through activities such as entering into short sales or purchasing derivative instruments, the Fund has the risk that losses may exceed the net assets of the Fund. The net asset value of a Fund while employing leverage will be more volatile and sensitive to market movements.

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Litigation and Enforcement Risk: Investing in companies involved in significant restructuring tends to involve increased litigation risk. This risk may be greater in the event the Fund takes a large position or is otherwise prominently involved on a bankruptcy or creditors’ committee. The expense of asserting claims (or defending against counterclaims) and recovering any amounts pursuant to settlements or judgments may be borne by the Fund. Further, ownership of companies over certain threshold levels involves additional filing requirements and substantive regulation on such owners, and if the Fund fails to comply with all of these requirements, the Fund may be forced to disgorge profits, pay fines or otherwise bear losses or other costs from such failure to comply.
Manager Risk: If the Adviser or Sub-Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Each Fund is subject to market risk, which is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Market risk applies to every Fund investment. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in a Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid-Cap Securities Risk: The Fund may invest in, or have exposure to, the securities of mid-cap companies. The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of each Fund, the Adviser relies heavily on quantitative models and information and traditional and non-traditional data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging a Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose a Fund to potential risks. For example, by relying on Models and Data, the Adviser may be induced to buy certain investments at prices that are too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in forecasting movements in industries, sectors or companies and/or in determining the size, direction, and/or weighting of investment positions that will enable the Fund to achieve its investment objective.
Some of the models used by the Adviser for  one or more Funds are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for a Fund. Furthermore, because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments. Model prices can differ from market prices as model prices are typically based on assumptions and estimates derived from recent market data that may not remain realistic or relevant in the future. To address these issues, the Adviser evaluates model prices and outputs versus recent transactions or similar securities, and as a result, such models may be modified from time to time.
A Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated. The Adviser’s testing of its Models and Data are directed in part at identifying these risks, but there is no guarantee that these risks will be effectively managed. If and to the extent that the models do not reflect certain factors, and the Adviser does not successfully address such omissions through its testing and evaluation and modify the models accordingly, major losses may result. The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. Any modification of the models or strategies will not be subject to any requirement that shareholders receive notice of the change or that they consent to it. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.

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Mortgage-Backed Securities Risk: Mortgage-related and other mortgage-backed securities are subject to certain risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Exposure to mortgage-backed securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities.
Non-Diversified Status Risk: The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.
Options Risk: An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the implied volatility, which in turn are affected by fiscal and monetary policies and by national and international political and economic events.
•	Purchased Options: When the Fund purchases an option, it may lose the total premium paid for it if the price of the underlying security or other assets decreased, remained the same or failed to increase to a level at or beyond the exercise price (in the case of a call option) or increased, remained the same or failed to decrease to a level at or below the exercise price (in the case of a put option). If a call or put option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.
•	Written Options: By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire exercise price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at an exercise price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is not able to close out its written put options, it may result in substantial losses to the Fund. By writing a call option, the Fund may be obligated to deliver instruments underlying an option at less than the market price. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, the Fund must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase. The Fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised options.
By writing call and put options on underlying instruments, the returns of the options writing strategy will be determined by the performance of the underlying instrument. If the underlying instrument appreciates or depreciates sufficiently over the period to offset the net premium received by the Fund, the Fund may incur losses. Increases in implied volatility of options may cause the value of an option to increase, even if the value of the underlying instrument does not change, which could result in a reduction in the Fund’s NAV. In unusual market circumstances where implied volatility sharply increases or decreases causing options spreads to be significantly correlated to the underlying instrument, the Fund’s option writing strategy may not perform as anticipated. Prior to the exercise or expiration of the option, the Fund is exposed to implied volatility risk, meaning the value, as based on implied volatility, of an option may increase due to market and economic conditions or views based on the sector or industry in which issuers of the underlying instrument participate, including issuer-specific factors.
With respect to the AQR Alternative Risk Premia Fund and AQR Volatility Risk Premium Fund, seeking to capture volatility risk premium by writing options to buyers seeking financial insurance presents heightened risk of loss. The Fund could experience a sudden, significant permanent loss due to dramatic movements in financial markets, which far exceed the premiums received for writing the options. Such significant losses could result in a dramatic reduction in the Fund’s NAV on an individual Business Day. Moreover, the losses would impact then-current shareholders who may differ from shareholders who benefitted from the positive impact of the option-writing program.
PIPEs Risk: A Fund may make private investments in public companies whose stocks are quoted on stock exchanges or which trade in the over-the-counter securities market, a type of investment commonly referred to as a “PIPE” transaction. PIPE transactions will generally result in a Fund acquiring either restricted stock or an instrument convertible into restricted stock. As with investments in other types of restricted securities, such an investment may be illiquid. A Fund’s ability to dispose of securities acquired in PIPE transactions may depend upon the registration of such securities for resale. Any number of factors may prevent or delay a proposed registration. Alternatively, it may be possible for securities acquired in a PIPE transaction to be resold in transactions exempt from registration in accordance with Rule 144 under the Securities Act of 1933, as amended, or otherwise under the federal securities laws. There is no guarantee, however, that an active trading market for the securities will exist at the time of disposition of the securities,

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and the lack of such a market could hurt the market value of a Fund’s investments. As a result, even if a Fund is able to have securities acquired in a PIPE transaction registered or sell such securities through an exempt transaction, a Fund may not be able to sell all the securities on short notice, and the sale of the securities could lower the market price of the securities.
Repurchase Agreements Risk: The Fund may invest in repurchase agreements. When entering into a repurchase agreement, the Fund essentially makes a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specified time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering amounts owed to it.
Restricted Securities Risk: Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may include private placement securities that have not been registered under the applicable securities laws. Certain restricted securities can be resold to institutional investors and traded in the institutional market under Rule 144A under the Securities Act of 1933, as amended, and are called Rule 144A securities. Rule 144A securities can be resold to qualified institutional buyers but not to the general public.
Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to the Fund. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, and (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them. In addition, the use of reverse repurchase agreements may be regarded as leveraging.
Short Sale Risk: A Fund enters into a short sale by selling a security it has borrowed (typically from a broker or other institution). If the market price of a security increases after a Fund borrows the security, a Fund will suffer a (potentially unlimited) loss when it replaces the borrowed security at the higher price. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. In addition, a Fund may not always be able to borrow the security at a particular time or at an acceptable price. Before a Fund replaces a borrowed security, it is required to designate on its books cash or liquid assets as collateral to cover a Fund’s short position, marking the collateral to market daily. This obligation limits a Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations. A Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause a Fund to suffer a (potentially unlimited) loss. Short sales also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses.
Small-Cap Securities Risk: Investments in or exposure to the securities of companies with smaller market capitalizations involve higher risks in some respects than do investments in securities of larger companies. For example, prices of such securities are often more volatile than prices of large capitalization securities. In addition, due to thin trading in some such securities, an investment in these securities may be less liquid (i.e., harder to sell) than that of larger capitalization securities. Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.
Sovereign Debt Risk: A Fund may invest in, or have exposure to, sovereign debt instruments. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
SPACs Risk: A Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history

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or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.
Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in this prospectus. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. The Fund and the Subsidiary will be subject to the same investment restrictions and limitations on a consolidated basis, and to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund.
Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund. Additionally, certain unexpected market events or significant adverse market movements could result in the Fund not holding enough assets to be able to meet its obligations under the agreement. Such occurrences may negatively impact the Fund’s ability to implement its principal investment strategies and could result in losses to the Fund.
Tax-Managed Investment Risk: The performance of a Fund may deviate from that of non-tax managed funds and may not provide as high a return before consideration of federal income tax consequences as non-tax managed funds. Each Fund’s tax-sensitive investment strategy involves active management with the intent of minimizing the amount of realized gains from the sale of securities; however, market conditions may limit a Fund’s ability to execute such strategy. Each Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation or regulation. Although each Fund expects that a smaller portion of its total return will consist of taxable distributions to shareholders as compared to non-tax managed funds, there can be no assurance about the size of taxable distributions to shareholders.
Distributions of ordinary income to shareholders may be reduced by investing in lower-yielding securities and/or stocks that pay dividends that would qualify for favorable federal tax treatment provided certain holding periods and other conditions are satisfied by the Fund. Each Fund may invest a portion of its assets in stocks and other securities that generate income taxable at ordinary income rates.
Tax Risk: As noted above under the heading “Principal Investment Strategies of the Fund,” for each Fund, the Fund has exposure to commodity-related instruments. In order for each Fund to qualify as a regulated investment company under Subchapter M of the Code, each Fund must derive at least 90 percent of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. The status of certain commodity-linked derivative instruments as qualifying income has been addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31, which provide that income from direct investments in certain commodity-linked derivative instruments in which each Fund invests will not be considered qualifying income after September 30, 2006. Each Fund will therefore restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10 percent of its gross income.
Each Fund’s investment in its Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of each Fund and/or its Subsidiary to operate as described in this prospectus and the SAI and could adversely affect each Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, each Fund’s shareholders would likely suffer decreased investment returns.
TIPS and Inflation-Linked Bonds Risk: The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-protected securities. If the Fund purchases inflation-protected securities in the secondary market whose principal values have been adjusted

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upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. The inflation-protected securities markets are generally much smaller and less liquid than the nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
U.S. Government Securities Risk: Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.
Value Style Risk: Investing in or having exposure to “value” securities presents the risk that the securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.
Volatility Risk: A Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.
The Funds may also be subject to certain other risks associated with their investments and investment strategies, including:
Emerging Market Risk (AQR Equity Market Neutral Fund and AQR Long-Short Equity Fund only): Each Fund may have exposure to emerging markets. Investing in emerging markets will, among other things, expose the Fund to all the risks described above in the “Foreign Investments Risk” section, and you should review that section carefully. However, there are greater risks involved in investing in emerging market countries and/or their securities markets than there are in more developed countries and/or markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities. The small size of their securities markets and low trading volumes can make emerging market investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. The Fund may be required to establish special custody or other arrangements before investing. In addition, because the securities settlement procedures are less developed in these countries, the Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions. The possible establishment of exchange controls or freezes on the convertibility of currency might adversely affect an investment in foreign securities.
LIBOR Risk (All Funds): Many financial instruments may be tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the UK Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Regulators and industry working groups have suggested alternative reference rates, but global consensus is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. As such, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of LIBOR-related investments, and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, the alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund.
Market Disruption Risk (All Funds): Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises, spread of infectious illness and related geopolitical events have led, and in the future may lead, to increased market volatility, which may disrupt the U.S. and world economies, individual companies and markets and may have significant adverse direct or indirect effects on a Fund and its investments. Such events include the recent pandemic spread of the novel coronavirus known as COVID-19, the duration and full effects of which are still uncertain.
The Funds could lose money due to the effects of a market disruption. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.

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Portfolio Holdings Disclosure
A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information (“SAI”).
The Adviser may make available certain information about each Fund’s portfolio prior to the public dissemination of portfolio holdings, including, but not limited to, the Fund’s portfolio characteristics data; the Fund’s country, currency and sector exposures; the Fund’s asset class and instrument type exposures; the Fund’s long/short exposures; and the Fund’s performance attribution, including contributors/detractors to Fund performance, by posting such information to the Fund’s website (https://funds.aqr.com) or upon reasonable request made to the Fund or the Adviser. Disclosure of such information is subject to, and may be limited by, the availability of disclosure reports that meet applicable regulatory requirements and restrictions.
Change in Objective
Each Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval. Shareholders will normally receive at least 30 days’ written notice of any change in a Fund’s investment objective.

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Management of the Funds
The Trust is organized as a Delaware statutory trust and is governed by a Board of Trustees that is responsible for overseeing all business activities of the Trust.
The Funds' Adviser is AQR Capital Management, LLC, a Delaware limited liability company formed in 1998. Subject to the overall authority of the Board of Trustees, the Adviser furnishes continuous investment supervision and management to the Funds' portfolios and also furnishes office space, equipment, and management personnel. The Adviser’s address is Two Greenwich Plaza, Greenwich, CT 06830.
The Adviser is an investment management firm that employs a disciplined multi-asset, global research process. (AQR stands for Applied Quantitative Research). Until the launch of the AQR Funds in January 2009, the Adviser’s investment products had been primarily provided through collective investment vehicles and separate accounts that utilize all or a subset of the Adviser’s investment strategies. The Adviser also serves as a sub-adviser to several registered investment companies. These investment products range from aggressive, high volatility and market-neutral alternative strategies, to low volatility, more traditional benchmark-driven products. The Adviser and its affiliates had approximately $143 billion in assets under management as of March 31, 2020.
Investment decisions are made by the Adviser using a series of global asset allocation, arbitrage, and security selection models, and implemented using proprietary trading and risk-management systems. The Adviser believes that a systematic and disciplined process is essential to achieving long-term success in investment and risk management. The principals of the Adviser have been pursuing the research supporting this approach since the late 1980s, and have been implementing this approach in one form or another since 1993. The research conducted by principals and employees of the Adviser has been published in a variety of professional journals since 1991. Please see the Adviser’s website (www.aqr.com) for additional information regarding the published papers written by the Adviser’s principals and other personnel.
The Adviser’s founding principals, Clifford S. Asness, Ph.D., M.B.A., David G. Kabiller, CFA, Robert J. Krail, and John M. Liew, Ph.D., M.B.A., and several colleagues founded the Adviser in January 1998. Each of the Adviser’s founding principals was formerly at Goldman Sachs, & Co., where Messrs. Asness, Krail, and Liew comprised the senior management of the Quantitative Research Group at Goldman Sachs Asset Management (GSAM). At GSAM, the team managed both traditional (managed relative to a benchmark) and non-traditional (managed seeking absolute returns) mandates. The founding principals formed the Adviser to build upon the success achieved at GSAM while enabling key professionals to devote a greater portion of their time to research and investment product development. The Adviser manages assets for institutional investors both in the United States and globally.
CNH Partners, LLC, a Delaware limited liability company and a merger arbitrage, convertible arbitrage and diversified arbitrage research affiliate of the Adviser, is the Sub-Adviser of the AQR Diversified Arbitrage Fund and to certain strategies of the AQR Multi-Strategy Alternative Fund. The Sub-Adviser is a joint venture by the Adviser and CNH Capital Management, LLC. CNH Capital Management, LLC is controlled by Mark L. Mitchell, Ph.D. and Todd C. Pulvino, Ph.D., A.M., M.S. The Adviser compensates the Sub-Adviser out of the management fee the Adviser receives for managing the AQR Diversified Arbitrage Fund and the AQR Multi-Strategy Alternative Fund. The Sub-Adviser’s address is Two Greenwich Plaza, Greenwich, CT 06830. The Sub-Adviser utilizes the infrastructure of the Adviser for non-portfolio management functions.
Advisory Agreement
For serving as investment adviser, the Adviser is entitled to receive an advisory fee from each Fund, as reflected below and expressed as a percentage of average daily net assets.
Fund
AQR Alternative Risk Premia Fund	1.20%
AQR Diversified Arbitrage Fund	1.00%
AQR Equity Market Neutral Fund	1.10%
AQR Global Macro Fund	1.25%
AQR Long-Short Equity Fund	1.10%
AQR Managed Futures Strategy Fund	1.05%
AQR Managed Futures Strategy HV Fund	1.45%
AQR Multi-Asset Fund	0.75% on the first $1 billion in net assets
0.70% on net assets in excess of $1 billion
AQR Multi-Strategy Alternative Fund	1.75%
AQR Risk-Balanced Commodities Strategy Fund	0.80%
AQR Risk Parity II MV Fund	0.75% on the first $1 billion in net assets
0.725% on net assets in excess of $1 billion up to $3 billion
0.70% on net assets in excess of $3 billion

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Fund
AQR Risk Parity II HV Fund	0.95% on the first $1 billion in net assets
0.925% on net assets in excess of $1 billion up to $3 billion
0.90% on net assets in excess of $3 billion
AQR Style Premia Alternative Fund	1.35%
AQR Style Premia Alternative LV Fund	0.65%
AQR Volatility Risk Premium Fund	0.55%
In addition, the Adviser also serves as the investment advisor to each Subsidiary, pursuant to a separate investment advisory agreement with each entity. The Adviser does not receive additional compensation for its management of each Subsidiary.
For the fiscal year ended December 31, 2019, the Adviser received from each Fund the following aggregate investment advisory fee as a percentage of average daily net assets. The following reflects any reductions to a Fund’s contractual investment advisory fee shown above for any investment advisory fees waived by the Adviser pursuant to the expense limitation agreement that was in effect during the fiscal year ended December 31, 2019. Fund operating expenses reimbursed by the Adviser under the Expense Limitation Agreement are not investment advisory fee waivers and do not reduce these aggregate investment advisory fees.
Fund
AQR Alternative Risk Premia Fund	1.19%
AQR Diversified Arbitrage Fund	0.98%
AQR Equity Market Neutral Fund	1.10%
AQR Global Macro Fund	1.04%
AQR Long-Short Equity Fund	1.10%
AQR Managed Futures Strategy Fund	1.05%
AQR Managed Futures Strategy HV Fund	1.44%
AQR Multi-Asset Fund	0.71%
AQR Multi-Strategy Alternative Fund	1.77%
AQR Risk-Balanced Commodities Strategy Fund	0.78%
AQR Risk Parity II MV Fund	0.69%
AQR Risk Parity II HV Fund	0.71%
AQR Style Premia Alternative Fund	1.34%
AQR Style Premia Alternative LV Fund	0.63%
AQR Volatility Risk Premium Fund	0.37%
The Advisory Agreement is governed by Delaware law. The Advisory Agreement is not intended to create any third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any person other than the parties to the Advisory Agreement and their respective successors and permitted assigns. The Trust, on behalf of the Funds, enters into contractual arrangements with various parties who provide services for the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements cannot be enforced by shareholders. Neither this prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.
A discussion regarding the basis for the Board of Trustees’ approval of each Fund’s current Advisory Agreement with the Adviser is available in the Funds’ semi-annual report to shareholders for the period ended June 30, 2019.
Expense Limitation Agreement
The Adviser has contractually agreed to reimburse operating expenses of Class I, Class N and Class R6 Shares of the Funds (the “Expense Limitation Agreement”) in an amount sufficient to limit the other operating expenses of a class, exclusive of certain expenses, at no more than set percentages as described in each Fund’s current prospectuses. The Class I Shares and Class N Shares of the Funds are offered in a separate prospectus. For the Class R6 Shares, these percentages are as follows:
Fund
AQR Alternative Risk Premia Fund	0.10%
AQR Diversified Arbitrage Fund	0.10%
AQR Equity Market Neutral Fund	0.10%
AQR Global Macro Fund	0.10%

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Fund
AQR Long-Short Equity Fund	0.10%
AQR Managed Futures Strategy Fund	0.10%
AQR Managed Futures Strategy HV Fund	0.10%
AQR Multi-Asset Fund	0.10%
AQR Multi-Strategy Alternative Fund	0.10%
AQR Risk-Balanced Commodities Strategy Fund	0.10%
AQR Risk Parity II MV Fund	0.10%
AQR Risk Parity II HV Fund	0.10%
AQR Style Premia Alternative Fund	0.05%
AQR Style Premia Alternative LV Fund	0.10%
AQR Volatility Risk Premium Fund	0.10%
The Expense Limitation Agreement is effective for each Fund at least through April 30, 2021.
The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust, and does not extend to management fees, 12b-1 fees, interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims and extraordinary expenses. The Adviser is entitled to recapture any fees waived and/or expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser waived fees or reimbursed expenses provided that the amount recaptured may not cause the total annual operating expenses or the other operating expenses, as applicable, attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the waiver and/or reimbursement and (ii) the applicable limits in effect at the time of recapture.
As a result of the Expense Limitation Agreement and its limitation on the operating expenses of each class as discussed above, and assuming that the applicable management fee and 12b-1 fee remain the same, the total annual operating expenses after fee waivers and/or expense reimbursements (excluding interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims and extraordinary expenses) for the Funds’ Class R6 Shares would not exceed the following percentages:
Fund	Class R6 Shares
AQR Alternative Risk Premia Fund	1.30%
AQR Diversified Arbitrage Fund	1.10%
AQR Equity Market Neutral Fund	1.20%
AQR Global Macro Fund	1.35%
AQR Long-Short Equity Fund	1.20%
AQR Managed Futures Strategy Fund	1.15%
AQR Managed Futures Strategy HV Fund	1.55%
AQR Multi-Asset Fund	0.85%
AQR Multi-Strategy Alternative Fund	1.85%
AQR Risk-Balanced Commodities Strategy Fund	0.90%
AQR Risk Parity II MV Fund	0.85%
AQR Risk Parity II HV Fund	1.05%
AQR Style Premia Alternative Fund	1.40%
AQR Style Premia Alternative LV Fund	0.75%
AQR Volatility Risk Premium Fund	0.65%
For the fiscal year ended December 31, 2019, the Adviser did not recapture fees waived and/or expenses reimbursed for the Funds.
Portfolio Managers of the Adviser
The Adviser utilizes a team-based and integrated approach to its investment management process, including strategy development, research, portfolio implementation, risk management and trading execution. The Adviser’s investment decisions are based on quantitative analysis of a specified universe of securities or other assets. This quantitative analysis relies on proprietary models to generate views on securities or other assets and applies them in a disciplined and systematic process. The Adviser’s research, portfolio implementation and trading teams supervise the day-to-day execution of these models and continuously research ways to enhance their efficiency. Senior portfolio managers oversee this process while junior portfolio managers and portfolio implementation specialists provide appropriate oversight of the day to day details of each Fund’s portfolio.

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Each of the portfolio managers listed below is a senior member of the applicable portfolio management team that oversees the Adviser’s investment management process for one or more of the investment strategies employed by the applicable Fund.
Fund	Portfolio Managers
AQR Alternative Risk Premia Fund	Ronen Israel, M.A.
Ari Levine, M.S.
Yao Hua Ooi
Nathan Sosner, Ph.D.
AQR Diversified Arbitrage Fund	Ronen Israel, M.A.
Lars N. Nielsen, M.Sc.
AQR Equity Market Neutral Fund	Michele L. Aghassi, Ph.D.
Andrea Frazzini, Ph.D., M.S.
Ronen Israel, M.A.
Lars N. Nielsen, M.Sc.
AQR Global Macro Fund	John M. Liew, Ph.D., M.B.A.
Jordan Brooks, Ph.D., M.A.
Michael Katz, Ph.D., A.M.
David Kupersmith, M.B.A.
Yao Hua Ooi
AQR Long-Short Equity Fund	Michele L. Aghassi, Ph.D.
Andrea Frazzini, Ph.D., M.S.
Ronen Israel, M.A.
Lars N. Nielsen, M.Sc.
AQR Managed Futures Strategy Fund	Clifford S. Asness, Ph.D., M.B.A.
John M. Liew, Ph.D., M.B.A.
Ari Levine, M.S.
Yao Hua Ooi
AQR Managed Futures Strategy HV Fund	Clifford S. Asness, Ph.D., M.B.A.
John M. Liew, Ph.D., M.B.A.
Ari Levine, M.S.
Yao Hua Ooi
AQR Multi-Asset Fund	John M. Liew, Ph.D., M.B.A.
John J. Huss
Ronen Israel, M.A.
Michael A. Mendelson, M.B.A., S.M.
Lars N. Nielsen, M.Sc.
Yao Hua Ooi
AQR Multi-Strategy Alternative Fund	John M. Liew, Ph.D., M.B.A.
Ronen Israel, M.A.
Michael Katz, Ph.D., A.M.
Yao Hua Ooi
AQR Risk-Balanced Commodities Strategy Fund	Ronen Israel, M.A
Ari Levine, M.S.
Lars N. Nielsen, M.Sc.
Yao Hua Ooi
AQR Risk Parity II MV Fund	John M. Liew, Ph.D., M.B.A.
John J. Huss
Ronen Israel, M.A.
Michael A. Mendelson, M.B.A., S.M.
Lars N. Nielsen, M.Sc.
Yao Hua Ooi
AQR Risk Parity II HV Fund	John M. Liew, Ph.D., M.B.A.
John J. Huss

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Fund	Portfolio Managers
Ronen Israel, M.A.
Michael A. Mendelson, M.B.A., S.M.
Lars N. Nielsen, M.Sc.
Yao Hua Ooi
AQR Style Premia Alternative Fund	Andrea Frazzini, Ph.D., M.S.
Ronen Israel, M.A.
Michael Katz, Ph.D., A.M.
Yao Hua Ooi
AQR Style Premia Alternative LV Fund	Andrea Frazzini, Ph.D., M.S.
Ronen Israel, M.A.
Michael Katz, Ph.D., A.M.
Yao Hua Ooi
AQR Volatility Risk Premium Fund	Ronen Israel, M.A.
Lars N. Nielsen, M.Sc.
Yao Hua Ooi
Information regarding the portfolio managers of each Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Funds’ SAI.
Clifford S. Asness, Ph.D., M.B.A., is the Managing and Founding Principal of the Adviser. Dr. Asness cofounded the Adviser in 1998 and serves as its chief investment officer. He earned a B.S. in economics from the Wharton School and a B.S. in engineering from the Moore School of Electrical Engineering at the University of Pennsylvania, as well as an M.B.A. and a Ph.D. in finance from the University of Chicago.
John M. Liew, Ph.D., M.B.A., is a Founding Principal of the Adviser. Dr. Liew cofounded the Adviser in 1998 where he oversees research and portfolio management and is a member of the firm’s Executive Committee. Dr. Liew earned a B.A. in economics, and an M.B.A. and a Ph.D. in finance, each from the University of Chicago.
Michele L. Aghassi, Ph.D., is a Principal of the Adviser. Dr. Aghassi joined the Adviser in 2005 and serves as a portfolio manager for the firm’s equity strategies. Dr. Aghassi earned a B.Sc. in applied mathematics from Brown University and a Ph.D. in operations research from the Massachusetts Institute of Technology.
Jordan Brooks, Ph.D., M.A., is a Principal of the Adviser. Dr. Brooks joined the Adviser in August 2009 where he is Co-Head of Fixed Income and a senior member of the Research and Portfolio Management team. He earned a B.A. in economics and mathematics from Boston College, and an M.A. and a Ph.D., both in economics, from New York University in 2009.
Andrea Frazzini, Ph.D., M.S., is a Principal of the Adviser. Dr. Frazzini joined the Adviser in 2008 and is the Head of the Adviser’s Global Stock Selection team. He earned a B.S. in economics from the University of Rome III, an M.S. in economics from the London School of Economics and a Ph.D. in economics from Yale University.
John J. Huss is a Principal of the Adviser. Mr. Huss rejoined the Adviser in 2013 and is a researcher and portfolio manager for multi-asset class strategies as well as the firm’s equity strategies within global stock selection. Mr. Huss earned an S.B. in mathematics from the Massachusetts Institute of Technology.
Ronen Israel, M.A., is a Principal of the Adviser. Mr. Israel joined the Adviser in 1999, is the Co-Head of Portfolio Management, Research, Risk and Trading and is a member of the firm’s Executive Committee. Mr. Israel earned a B.S. in economics and a B.A.S. in biomedical science from the University of Pennsylvania, and an M.A. in mathematics from Columbia University.
Michael Katz, Ph.D., A.M., is a Principal of the Adviser. Dr. Katz joined the Adviser in 2007 and is Head of the Portfolio Implementation and Implementation Research team where he oversees the implementation of the Adviser’s products and models and enhancement of the implementation process. He earned a B.A. in economics and a B.A. in Middle East history, both with honors, at Tel Aviv University, and an A.M. and a Ph.D., both in economics, from Harvard University.
David Kupersmith, M.B.A., is a Principal of the Adviser. Mr. Kupersmith joined the Adviser in July 2011 and is a senior member of the firm’s Research and Portfolio Management team. He earned a B.A. in history from Amherst College and an M.B.A. from Columbia Business School.
Ari Levine, M.S., is a Principal of the Adviser. Mr. Levine joined the Adviser in 2007 and co-heads research and portfolio management efforts for the Adviser’s macro and multi-strategy funds. Mr. Levine earned a B.S. in finance and a B.S.E. and M.S.E. in electrical engineering from the University of Pennsylvania.

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Michael A. Mendelson, M.B.A., S.M., is a Principal of the Adviser. Mr. Mendelson joined the Adviser in July 2005 and is a portfolio manager and member of the firm’s Executive Committee. He earned an S.M. in chemical engineering, an S.B. in chemical engineering, an S.B. in mathematics and an S.B. in management from M.I.T., along with an M.B.A. from the University of California at Los Angeles.
Lars N. Nielsen, M.Sc., is a Principal of the Adviser. Mr. Nielsen joined the Adviser in 2000, is the Co-Head of Portfolio Management, Research, Risk and Trading and is a member of the firm’s Executive Committee. Mr. Nielsen earned a B.Sc. and M.Sc. in economics from the University of Copenhagen.
Yao Hua Ooi is a Principal of the Adviser. Mr. Ooi joined the Adviser in 2004 and is Head of the Macro and Multi-Strategy team. In this role, he leads the Research and Portfolio Management teams focused on the firm’s macro and multi-strategy funds. Mr. Ooi earned a B.S. in economics from the Wharton School and a B.S. in engineering from the School of Engineering and Applied Science at the University of Pennsylvania.
Nathan Sosner, Ph.D. is a Principal of the Adviser. Dr. Sosner joined the Adviser in June 2015 is Head of the Specialized Investments Group, which focuses on situations where laws and regulations have meaningful effects on trading decisions, portfolio design and the choice of investment vehicles. He earned a B.A. and M.A. in economics from Tel Aviv University and a Ph.D. in economics from Harvard University.
Portfolio Managers of the Sub-Adviser
The portfolio managers of the Sub-Adviser listed below are responsible for the oversight of the AQR Diversified Arbitrage Fund. Mark L. Mitchell, Ph.D. and Todd C. Pulvino, Ph.D., A.M., M.S. are also responsible for the oversight of certain strategies of the AQR Multi-Strategy Alternative Fund.
Mark L. Mitchell, Ph.D., is a Principal of the Sub-Adviser. Dr. Mitchell cofounded the Sub-Adviser in 2001 and oversees research and trading related to merger and convertible arbitrage and other strategies related to corporate events. Dr. Mitchell earned a B.B.A. in economics from the University of Louisiana at Monroe and a Ph.D. in applied economics from Clemson University.
Todd C. Pulvino, Ph.D., A.M., M.S., is a Principal of the Sub-Adviser. Dr. Pulvino cofounded the Sub-Adviser in 2001 and oversees research and trading related to merger and convertible arbitrage and other strategies related to corporate events. He earned a B.Sc. in mechanical engineering from University of Wisconsin-Madison, an M.S. in mechanical engineering from the California Institute of Technology, and an A.M. and Ph.D. in business economics from Harvard University.
Robert F. Bryant is a Principal of the Sub-Adviser. Mr. Bryant joined the Sub-Adviser in 2002 and oversees research and trading related to merger and convertible arbitrage and other strategies related to corporate events. He earned a B.S. in computer science and electrical engineering from the Massachusetts Institute of Technology.
From time to time, a manager, analyst, or other employee of the Adviser, Sub-Adviser or any of their affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of the Adviser or Sub-Adviser or any other person within the Adviser’s or Sub-Adviser's organization. Any such views are subject to change at any time based upon market or other conditions and the Adviser and Sub-Adviser disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of a Fund.

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Investing With the AQR Funds
Each Fund offers Class I, Class N and Class R6 Shares. Each class of a Fund’s shares has a pro rata interest in the Fund’s investment portfolio, but differs as to expenses, distribution arrangements and the types of investors who may be eligible to invest in the share class. This prospectus describes the Class R6 Shares of the Funds. The Class I Shares and Class N Shares of the Funds are offered in a separate prospectus. Call (866) 290-2688 to obtain more information concerning the Funds' other share classes, including the prospectus for these other share classes.
Non-U.S. residents are not permitted to invest in any Fund without the prior consent of the Fund. Prior to investing, assuming such investment is approved by the Fund, non-U.S. residents should consult a qualified tax and/or legal adviser about whether purchasing shares of a Fund is a suitable investment given legal and tax ramifications.
The Funds reserve  the right to refuse any request to purchase shares.
ELIGIBILITY CRITERIA AND INVESTMENT MINIMUMS
Each Fund’s Class R6 Shares are offered exclusively to the following types of investors subject to the minimum initial account size specified below.
Eligibility Group	Minimum Investment
Defined benefit plans, endowments and foundations, investment companies, corporations, insurance companies, trust companies, and other institutional investors not specifically enumerated	$100,000
Accounts and programs offered by certain financial intermediaries, such as registered investment advisers, broker-dealers, bank trust departments, wrap fee programs and unified managed accounts	$50,000,000 or $100,000,000 aggregate investment across all series of the Trust
Qualified defined contribution plans and 457 plans	None
Tax-exempt retirement plans of the Adviser and its affiliates and rollover accounts from those plans	None
Employees of the Adviser and affiliates, trustees and officers of the Trust and their immediate family members	None
Investors or financial advisors may aggregate accounts for purposes of determining whether the above minimum investment requirements have been met. Investors or financial advisors may also enter into a letter of intent indicating that they intend to meet the applicable minimum investment requirement within an 18-month period.
Any of the above eligible investors may invest either directly or through a financial advisor or other intermediaries not enumerated above.
Class R6 Shares are available directly from the Funds, or through certain financial intermediaries that have entered into appropriate agreements with the Funds' Distributor, ALPS Distributors, Inc.
Class R6 Shares do not pay commissions or Rule 12b-1 Plan fees or make administrative or service payments to financial intermediaries in connection with investments in Class R6 Shares, however, the Adviser or its affiliates may pay financial intermediaries for the sale of Fund shares or other services, including with respect to investments in Class R6 Shares.
Some financial intermediaries may not offer R6 Shares or may impose different or additional eligibility and minimum investment requirements, including limiting the availability of Class R6 Shares to certain of the eligibility groups enumerated above. The Funds have the discretion to further modify, waive or reduce the above minimum investment requirements.
Financial intermediaries may offer different share classes of the Funds on investment platforms with different services and/or fees. Some financial intermediaries do not offer all share classes of the Funds on all investment platforms or to all customers. The availability of a class of a Fund’s shares may depend on the policies, procedures and investment platforms of the financial intermediary.
There is no minimum subsequent investment amount for Class R6 Shares. If a shareholder’s account size declines below the minimum initial investment amount described above, other than as a result of a decline in the NAV per share, the Funds reserve  the right, upon 60 days’ notice, to convert the account to the lowest fee share class for which the shareholder is then eligible.

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TYPES OF ACCOUNTS—CLASS R6 SHARES
You may set up your account in any of the following ways:
Individual or Joint Ownership. Individual accounts are owned by one person. Joint accounts can have two or more owners, and provide for rights of survivorship.
Gift or Transfer to a Minor (UGMA, UTMA). These gift or transfer accounts let you give money to a minor for any purpose. The gift is irrevocable and the minor gains control of the account once he/she reaches the age of majority. Your application should include the minor’s social security number.
Trust for Established Employee Benefit or Profit-Sharing Plan. The trust or plan must be established before you can open an account and you must include the date of establishment of the trust or plan on your application.
Business or Organization. You may invest money on behalf of a corporation, association, partnership or similar institution. You should include a certified resolution with your application that indicates which officers are authorized to act on behalf of the entity.
Retirement or Education. A qualified retirement account enables you to defer taxes on investment income and capital gains. Your contributions may be tax-deductible. For detailed information on the tax advantages and consequences of investing in individual retirement accounts (IRAs) and retirement plan accounts, please consult your tax advisor. The types of IRAs available to you are: Traditional IRA, Roth IRA, Rollover IRA, SIMPLE IRA, SEP IRA and Coverdell Education Savings Account (formerly called an Education IRA). The IRA and Coverdell Education Savings Account custodian charges an annual maintenance fee (currently $15.00) per IRA or ESA holder.
The Funds may be used as an investment in other kinds of retirement plans, including, but not limited to, Keogh plans maintained by self-employed individuals or owner-employees, traditional pension plans, corporate profit-sharing and money purchase pension plans, section 403(b)(7) custodial tax-deferred annuity plans, other plans maintained by tax-exempt organizations, cash balance plans and any and all other types of retirement plans. All of these accounts need to be established by the plan’s trustee and the plan’s trustee should contact the Funds regarding the establishment of an investment relationship.
SHARE PRICE
Net Asset Value. The price you pay for a share of a Fund, and the price you receive upon selling or redeeming a share of that Fund, is called the Fund’s NAV per share. Each Fund’s NAV per share is generally calculated as of the scheduled close of trading on the NYSE (normally 4:00 p.m. eastern time) on each Business Day. Each Fund determines an NAV per share for each class of its shares. The price at which a purchase or redemption order is effected is based upon the next NAV calculation after the purchase or redemption order is received by the Fund (or its agent) in proper form. If there is an unscheduled NYSE closure prior to 4:00 p.m. eastern time, transaction deadlines and NAV calculations may occur at 4:00 p.m. eastern time or at an earlier time, if the particular closure directly affects the NYSE but other exchanges remain open for trading. Each Fund reserves the right to change the time its NAV is calculated if otherwise permitted by the 1940 Act or pursuant to statements from the SEC or its staff. The NAV per share of a class of a Fund is computed by dividing the total current value of the assets of the Fund attributable to a class, less class liabilities, by the total number of shares of that class of the Fund outstanding at the time the computation is made.
Foreign markets may be open at different times and on different days than the NYSE, meaning that the value of the Funds' shares may change on days when shareholders are not able to buy or sell their shares. Foreign currencies, securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates generally determined as of 4:00 p.m. eastern time.
For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees. The Board of Trustees has delegated responsibility for applying approved valuation policies to the Adviser, subject to oversight by the Board of Trustees. The Adviser has established a Valuation Committee (the “VC”) whose function is to administer, implement and oversee the continual appropriateness of valuation methods applied and the determination of adjustments to the fair valuation of portfolio securities and other financial derivative instruments in good faith after consideration of market factor changes and events affecting issuers.
Where market quotes are readily available, fair value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from pricing services or established market makers. Where market quotations are not readily available, or if an available market quotation is determined not to represent fair value, securities or financial derivatives are valued at fair value, as determined in good faith by the VC in accordance with the valuation procedures approved by the Board of Trustees. Using fair value to price a security may require subjective determinations about the value of a security that could result in a value that is different from a

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security’s most recent closing price and from the prices used by other mutual funds to calculate their net assets. It is possible the estimated values may differ significantly from the values which would have been used had a ready market for the investments existed. These differences could be material.
Equity securities, including securities sold short, rights, exchange-traded option contracts, warrants, ETFs and closed-end investment companies, are valued at the last quoted sales prices or official closing prices taken from the primary market in which each security trades. Investments in open-end investment companies are valued at such investment company’s current day closing net asset value per share. An equity for which no sales are reported, as in the case of a security that is traded in the over-the-counter (“OTC”) market or a less liquid listed equity, is valued at its last bid price (in the case of short sales, at the ask price).
Fixed income securities (other than certain short-term investments maturing in 60 days or less) are normally valued based on prices received from pricing services or brokers and dealers using data reflecting the earlier closing of the principal market for such instruments. The pricing services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the pricing services may utilize a market based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date.
Equities that trade on markets that close prior to the close of the NYSE are fair valued daily based on the application of a fair value factor (unless the Adviser determines that use of another valuation methodology is appropriate). When available, the Funds apply daily fair value factors, furnished by an independent pricing service, to account for the market movement between the close of the foreign market and the close of the NYSE. The pricing service uses statistical analysis and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, American Depositary Receipts, futures contracts and exchange rates in other markets in determining fair value as of the time a Fund calculates its NAV.
Futures and option contracts that are listed on national exchanges and are freely transferable are valued at fair value based on their last sales price on the date of determination on the exchange that constitutes their principal market. For option contracts, if no sales occurred on such date, the contracts will be valued at the mid price on such exchange at the close of business. Centrally cleared swaps listed or traded on a multilateral trade facility platform, such as a registered exchange, are valued on a daily basis using quotations provided by an independent pricing service.
OTC derivatives, including forward contracts and swap contracts, are fair valued by the Funds on a daily basis using observable inputs, such as quotations provided by an independent pricing service, the counterparty, dealers or brokers, whenever available and considered reliable. The value of each total return swap contract and total return basket swap contract is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing price on the principal exchange on which the securities are traded; (ii) financing costs; (iii) the value of dividends or accrued interest; (iv) cash balances within the swap; and (v) other factors, as applicable.
The U.S. Dollar value of forward foreign currency exchange contracts is determined using current forward currency exchange rates supplied by an independent pricing service.
Credit default swap contracts and interest rate swap contracts are marked to market daily based on quotations as provided by an independent pricing service. The independent pricing services aggregate valuation information from various market participants to create a single reference value for each credit default swap contract and interest rate swap contract.
The Funds value the repurchase agreements and reverse repurchase agreements they have entered based on the respective contract amounts, which approximate fair value. As such, repurchase agreements are carried at the amount of cash paid plus accrued interest receivable (or interest payable in periods of increased demand for collateral), and reverse repurchase agreements are carried at the amount of cash received plus accrued interest payable (or interest receivable in periods of increased demand for collateral).
You may obtain information as to a Fund’s current NAV per share by visiting the Funds' website at https://funds.aqr.com or by calling (866) 290-2688.
GENERAL PURCHASING POLICIES
•	You may purchase a Fund’s Class R6 Shares at the NAV per share next determined following receipt of your purchase order in good order by a Fund or an authorized financial intermediary or other agent of a Fund. A purchase, exchange or redemption order is in “good order” when a Fund, the Transfer Agent and/or its agent, receives all required information, including properly completed and signed documents. Financial intermediaries authorized to accept purchase orders on behalf of a Fund are responsible for timely transmitting those orders to the Fund.

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•	You may purchase a Fund’s Class R6 Shares directly from the Fund or through certain financial intermediaries (and other intermediaries these firms may designate) without the imposition of any sales charges. See “How to Buy Class R6 Shares” below.
•	Once a Fund accepts your purchase order, you may not cancel or revoke it; however, you may redeem the shares. A Fund is deemed to have received a purchase or redemption order when an authorized financial intermediary (or its authorized designee) receives the order. A Fund may withhold redemption proceeds until it is reasonably satisfied it has received your payment. This confirmation process may take up to 10 days.
•	Each Fund reserves the right to cancel a purchase if payment, including by check or electronic funds transfer, does not clear your bank or is not received by settlement date. A Fund may charge a fee for insufficient funds and you may be responsible for any fees imposed by your bank and any losses that the Fund may incur as a result of the canceled purchase. In addition, each Fund reserves the right to cancel any purchase or exchange order it receives if the Trust believes that it is in the best interest of the Fund’s shareholders to do so.
•	A Fund may place orders for investments in anticipation of the receipt of the purchase price for Fund shares, although it is not required to do so. If an investor defaults on its purchase obligation, the Fund could incur a loss when it liquidates positions bought in anticipation of receiving the purchase price for shares. In addition, if the Fund does not place orders until purchase proceeds are received, the Fund’s returns could be adversely affected by holding higher levels of cash pending investment.
•	Financial intermediaries purchasing a Fund’s shares on behalf of its customers must pay for such shares by the time designated by the agreement with the financial intermediary, which is generally on the first Business Day following the receipt of the order. When authorized by the Trust, certain financial intermediaries may be permitted to delay payment for purchases, but in no case later than the third Business Day following the receipt of the order. If payment is not received by this time, the order may be canceled. The financial intermediary or the underlying customer is responsible for any costs or losses incurred if payment is delayed or not received.
GENERAL REDEMPTION POLICIES
•	You may redeem a Fund’s Class R6 Shares at the NAV per share next-determined following receipt of your redemption order in good order by the Fund or an authorized financial intermediary or other agent of the Fund.
•	The Funds cannot accept a redemption request that specifies a particular redemption date or price.
•	Once a Fund accepts your redemption order, you may not cancel or revoke it.
•	Upon receipt of advance notice of a shareholder’s intent to submit a request for the redemption of shares of a Fund that the Adviser reasonably believes to be genuine, the Fund may place orders and trade out of portfolio instruments in order to generate additional cash or other liquid assets in order to pay the redemption, although it is not required to do so. If the shareholder that provided advance notice of the redemption request does not timely submit a redemption request in good order and the Fund holds uninvested cash intended to meet this redemption request, the Fund could incur additional trading costs when it re-invests the uninvested cash in portfolio instruments and could fail to benefit from investment opportunities if the portfolio instruments in which the uninvested cash would have been invested appreciate in value. If a Fund does not place orders until a redemption request in good order is received, the Fund may temporarily experience an increase in implied portfolio leverage as the amount of the Fund’s uninvested cash in excess of its obligations decreases, or the Fund’s portfolio positions may become more concentrated due to the time necessary to trade out of portfolio instruments to meet the redemption.
Timing of Redemption Proceeds. The Funds generally will transmit redemption proceeds on the next Business Day after receipt of your redemption request regardless of whether payment of redemption proceeds is to be made by check, wire, or Automatic Clearing House (“ACH”) transfer as described below under the heading “Payment of Redemption Proceeds.” However, the Funds reserve  the right to delay payment for up to seven calendar days. If you recently made a purchase, the Funds may withhold redemption proceeds until they are reasonably satisfied that they have received your payment. This confirmation process may take up to 10 days. The Funds may temporarily stop redeeming shares or delay payment of redemption proceeds when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Funds cannot sell shares or accurately determine the value of assets, or if the SEC orders the Funds to suspend redemptions or delay payment of redemption proceeds.
The Funds reserve  the right at any time without prior notice to suspend, limit, modify or terminate any privilege, including the telephone exchange privilege, or its use in any manner by any person or class.
Excessive and Short-Term Trading. The Funds are intended for long-term investment purposes, and thus purchases, redemptions and exchanges of Fund shares should be made with a view toward long-term investment objectives. Excessive trading, short-term trading and other abusive trading activities may be detrimental to a Fund and its long-term shareholders by disrupting portfolio management strategies, increasing brokerage and administrative costs, harming Fund performance and diluting the value of shares. Such trading may also require a Fund to sell securities to meet redemptions, which could cause taxable events that impact shareholders. If your investment horizon is not long-term, then you should not invest in the Funds.

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The Board of Trustees has adopted policies and procedures that seek to discourage and deter excessive or short-term trading activities. These policies and procedures include the use of fair value pricing of international securities and periodic review of shareholder trading activity and provide each Fund with the ability to suspend or terminate telephone or internet redemption privileges and any exchange privileges. In addition, the Funds reserve  the right to refuse any purchase or exchange request that, in the view of the Adviser, could adversely affect any Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive short-term trading, or any order that may be viewed as market-timing activity. With respect to the review of shareholder trading activity, the Funds have set and utilize a set of criteria believed to serve as a preliminary indicator of market-timing and/or excessive short-term trading activity (referred to herein, as “Shareholder Criteria”) and review each account meeting this criteria. If, after review of these accounts, the transaction history of an account appears to indicate excessive short-term trading or market timing, the Fund will provide notice to the shareholder or the applicable intermediary to cease such trading activities and, when appropriate, restrict or prohibit further purchases or exchanges of shares for the account. In addition, if the transaction history of an omnibus account appears to indicate the possibility of excessive trading, short-term trading or market timing, the Fund or the Adviser may request underlying shareholder information from the financial intermediary associated with the omnibus account pursuant to Rule 22c-2 under the 1940 Act. Upon receipt of the underlying shareholder information from the financial intermediary, the Fund or the Adviser will review any of the underlying shareholder accounts meeting the Shareholder Criteria and if the transaction history of an underlying shareholder appears to indicate excessive trading, short-term trading or market timing, the Adviser may instruct the financial intermediary to restrict or prohibit further purchases or exchanges of Fund shares by the underlying shareholder.
Despite the Funds' efforts to detect and prevent abusive trading activity, there can be no assurance that the Funds will be able to identify all of those who may engage in abusive trading and curtail their activity in every instance. In particular, it may be difficult to curtail such activity in certain omnibus accounts and other accounts traded through intermediaries, despite arrangements the Funds have entered into with the intermediaries to provide access to account level trading information. Omnibus accounts are comprised of multiple investors whose purchases, exchanges and redemptions are aggregated before being submitted to the Funds.
OTHER POLICIES
No Certificates. The issuance of shares is recorded electronically on the books of the Funds. You will receive a confirmation of, or account statement reflecting, each new transaction in your account, which will also show the total number of shares of each Fund you own. You can rely on these statements in lieu of certificates. The Funds do not issue certificates representing shares of the Funds.
Frozen Accounts. The Funds may be required to “freeze” your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.
Small Account Policy. Each Fund reserves the right, upon 60 days’ written notice to:
a)	redeem at NAV the shares of any shareholder whose account has a value in the Fund of less than the minimum initial investment requirement described under “Investing With the AQR Funds—Investment Minimums,” other than as a result of a decline in the NAV per share, or
b)	permit an exchange for shares of another class of the same Fund if the shareholder requests an exchange in lieu of redemption in accordance with subparagraph (a) above.
This policy will not be implemented where the Fund has previously waived the minimum investment requirement for that shareholder.
Before a Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 60 days to make an additional investment in an amount that will increase the value of the account(s) to the minimum amount specified above before the redemption is processed. As a sale of your Fund shares, this redemption may have tax consequences.
VERIFICATION OF SHAREHOLDER TRANSACTION STATEMENTS
You must contact the Fund in writing regarding any errors or discrepancies in any transaction in Fund shares within 60 days after the date of the applicable transaction. The Fund may deny your ability to refute any transaction if notice in accordance with this policy is not provided within this notice period. Each transaction reported to the Fund will be reviewed by the Fund and the Transfer Agent to determine, in their discretion, whether there was an error or discrepancy in the transaction.

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How to Buy Class R6 Shares
How to Buy Shares
You can open an account and make an initial purchase of shares of the Funds directly from the Funds or through certain financial intermediaries that have entered into appropriate arrangements with the Funds' Distributor, ALPS Distributors, Inc.
To open an account and make an initial purchase directly with the Funds, you can mail a check or other negotiable bank draft (payable to AQR Funds) in the applicable minimum amount, along with a completed and signed Account Application, to AQR Funds, P.O. Box 2248, Denver, CO 80201-2248. You may also fax your completed Account Application to (866) 205-1499. To obtain an Account Application, call (866) 290-2688 or download one from https://funds.aqr.com. A completed Account Application must include your valid taxpayer identification number. You may be subject to penalties if you falsify information with respect to your taxpayer identification number.
Payment must be in U.S. dollars by a check drawn on a bank in the United States, wire transfer or electronic transfer. The Funds will not accept cash, traveler’s checks, starter checks, money orders, third party checks (except for properly endorsed IRA rollover checks), checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. Shares purchased by checks that are returned will be canceled and you will be liable for any losses or fees incurred by the Fund or its agents, including bank handling charges for returned checks.
You may also open an account or make an initial purchase directly with the Funds by wire transfer from your bank account to your Fund account along with mailing or faxing your completed Account Application as described above. To place a purchase by wire, please call (866) 290-2688 for more information.
After you have opened an account, you can make subsequent purchases of shares of the Funds through your financial intermediary or directly from the Funds, depending on where your account is established. To purchase additional shares directly from the Funds, you may do so by mail, wire or fax following the instructions described above.
Depending upon the terms of your account, you may pay account fees for services provided in connection with your investment in a Fund. The Funds have authorized certain financial intermediaries (such as broker-dealers, investment advisors or financial institutions) to accept purchase and redemption orders on behalf of the Funds. These financial intermediaries may, subject to compliance with applicable rules, regulations and guidance, charge their customers a commission, transaction fee or service fee. Your financial intermediary can provide you with information about these services and charges. You should read this prospectus in conjunction with any such information you receive.
The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Funds' post office box, of purchase orders, redemption requests or exchange requests does not constitute receipt by the Funds.
Automatic Investment Plan
The Funds offer an Automatic Investment Plan for current and prospective investors in which you may make monthly investments in one or more of the Funds. Sums for investment will be automatically withdrawn from your checking or savings account on the day you specify. If you do not specify a day, the transaction will occur on the 20th of each month or the next Business Day if the 20th is not a Business Day. Please call (866) 290-2688 if you would like more information.
Customer Identification Program
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.
As a result, the Funds must obtain the following information for each person that opens a new account:
•	Name;
•	Date of birth (for individuals);
•	Residential or business street address (although post office boxes are still permitted for mailing); and
•	Social Security number, taxpayer identification number, or other identifying number.
You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

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Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.
The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity is not verified.
eDelivery
eDelivery allows you to receive your quarterly account statements, transaction confirmations and other important information concerning your investment in the Funds online. Select this option on your Account Application to receive email notifications when quarterly statements and confirmations are available for you to view via secure online access. You will also receive emails whenever a new prospectus, semi-annual or annual fund report is available. To establish eDelivery, call (866) 290-2688 or visit https://funds.aqr.com.

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How to Redeem Class R6 Shares
You may normally redeem your shares on any Business Day, i.e., any day during which the NYSE is open for trading. Redemptions of Class R6 Shares are priced at the NAV per share next determined after receipt of a redemption request in good order by the Transfer Agent, the Funds or an authorized agent of the Funds. A financial intermediary may, subject to compliance with applicable rules, regulations and guidance, charge its customers a commission, transaction fee or service fee in connection with redemptions, and will have its own procedures for arranging for redemptions of the Funds' shares. If you have purchased your Fund shares through a financial intermediary, consult your intermediary for more information.
None of the Funds, the Adviser, the Sub-Adviser, the Distributor and the Transfer Agent of the Funds, nor any of their affiliates or agents will be liable for any loss, expense or cost when acting upon any oral, wired or electronically transmitted instructions or inquiries believed by them to be genuine.
While precautions will be taken, as more fully described below, you bear the risk of any loss as the result of unauthorized telephone redemptions or exchanges believed to be genuine, subject to applicable law. The Funds will employ reasonable procedures to confirm that instructions communicated are genuine. These procedures include recording phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, verifying the account name and sending redemption proceeds only to the address of record or to a previously authorized bank account.
By Telephone
You may redeem your shares by telephone if you choose that option on your Account Application. If you did not originally select the telephone option, you must provide written instructions to the Funds in order to add this option. The maximum amount that may be redeemed by telephone at any one time is $50,000. You may have the proceeds mailed to your address of record or wired to a bank account previously designated on the Account Application.
By Mail
To redeem by mail, you must send a written request for redemption to the Funds, AQR Funds, P.O. Box 2248, Denver, CO 80201-2248. The Funds' Transfer Agent will require a Medallion Signature Guarantee. A Medallion Signature Guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as Medallion Signature Guarantees. The Medallion Signature Guarantee requirement will be waived if all of the following conditions apply: (1) the redemption check is payable to the shareholder(s) of record; (2) the redemption check is mailed to the shareholder(s) at the address of record; (3) an application is on file with the Transfer Agent; and (4) the proceeds of the redemption are $50,000 or less. The Transfer Agent cannot send an overnight package to a post office box.
By Fax
You may redeem your shares by faxing a written request for redemption to (866) 205-1499. You may have the proceeds mailed to your address of record or wired to a bank account previously designated on the Account Application.
By Systematic Withdrawal
You may elect to have monthly electronic transfers ($250 minimum) made to your bank account from your Funds account. Your Funds account must have a minimum balance of $10,000 and automatically have all dividends and capital gains reinvested. The transfer will be made on the Business Day you specify (or the next Business Day) to your designated account or a check will be mailed to your address of record. If you do not specify a day, the transfer will be made on the 20th day of each month or the next Business Day if the 20th is not a Business Day.
Retirement Accounts
To redeem shares from an IRA, Roth IRA, SIMPLE IRA, SEP IRA, 403(b) or other retirement account, you must mail a completed and signed Distribution Form to the Funds. You may not redeem shares of an IRA, Roth IRA, SIMPLE IRA, SEP IRA, 403(b) or other retirement account by telephone or via the Internet.
Payments of Redemption Proceeds
Redemption orders are valued at the NAV per share next determined after the shares are properly tendered for redemption, as described above. Payment for shares redeemed generally will be on the next Business Day after receipt of a valid request for redemption regardless of whether payment of redemption proceeds is to be made by check, wire, or ACH transfer. The Funds reserve the right to delay payment for up to seven calendar days. The Funds may temporarily stop redeeming shares or delay payment of redemption proceeds for more than seven calendar days when

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the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Funds cannot sell shares or accurately determine the value of assets, or if the SEC orders the Funds to suspend redemptions or delay payment of redemption proceeds.
At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. If this is the case, the forwarding of proceeds may be delayed until payment has been collected for the purchase of the shares. The delay may last 10 days or more. The Funds intend to forward the redemption proceeds as soon as good payment for purchase orders has been received. This delay may be avoided if shares are purchased by wire transfer.
Generally, all redemptions will be in cash. The Funds typically expect to satisfy redemption requests by using holdings of cash or cash equivalents. The Funds may also determine to sell portfolio assets to meet such requests. On a less regular basis, the Funds may satisfy redemption requests by accessing a bank line of credit, participating in an interfund lending program or using other short-term borrowings from the Funds' custodian (if permitted by the custodian). These methods may be used during both normal and stressed market conditions.
In addition to paying redemption proceeds in cash, the Funds reserve the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. The Funds are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of a Fund’s NAV during any 90 day period for any one shareholder of record. Redemptions in excess of those amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of marketable securities, provided that, among other things, the requested redemption is for an amount greater than 5% of a Fund’s NAV as of the redemption date. Additionally, the Funds may pay, wholly or partly, redemption proceeds by a distribution in kind of marketable securities at the request of the shareholder or with the shareholder’s consent. Each Fund reserves the right to pay in-kind redemptions through distributions of (i) securities comprising a pro rata portion of the Fund’s securities holdings, (ii) individual securities and/or (iii) baskets of securities. If payment is made in securities, a Fund will value the securities selected in the same manner in which it computes its NAV. Brokerage costs may be incurred by a shareholder who receives securities and desires to convert them to cash. Also, the portfolio securities received may increase or decrease in value before the investor can convert them into cash. While the Funds do not expect to routinely use redemptions in kind, each Fund may pay redemption proceeds in kind during stressed market conditions or to manage the impact of large redemptions on the Fund under normal or stressed market conditions.
By Check
You may have a check for the redemption proceeds mailed to your address of record. To change the address to which a redemption check is to be mailed, you must send a written request with a Medallion Signature Guarantee to the Funds, AQR Funds, P.O. Box 2248, Denver, CO 80201-2248.
By ACH Transfer
If your bank account is ACH active, you may have your redemption proceeds sent to your bank account via ACH transfer.
By Wire Transfer
You can arrange for the proceeds of a redemption to be sent by wire transfer to a single previously designated bank account if you have given authorization for expedited wire redemption on your Funds Account Application. This redemption option does not apply to shares held in broker “street name” accounts. If a request for a wire redemption is received by the Funds prior to the close of the NYSE, the shares will be redeemed that day at the next determined NAV, and the proceeds will generally be sent to the designated bank account the next Business Day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by the Funds for up to seven days if deemed appropriate under then current market conditions. Redeeming shareholders will be notified if a delay in transmitting proceeds is anticipated. The Funds cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder’s bank. You are responsible for any charges imposed by your bank. The Funds reserve the right to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until the shares have been owned (i.e., paid for) for at least 10 days. To change the name of the single bank account designated to receive wire redemption proceeds, you must send a written request with a Medallion Signature Guarantee to the Funds, AQR Funds, P.O. Box 2248, Denver, CO 80201-2248. If you elect to have the payment wired to your bank, a wire transfer fee of $30.00 may be charged by the Funds.
The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Funds' post office box, of purchase orders, redemption requests or exchange requests does not constitute receipt by the Funds.

AQR Funds–Prospectus191
How to Exchange Class R6 Shares
You may exchange shares of a Fund for any class of shares of another Fund or any other Series, provided that you meet all eligibility requirements for investment in the particular class of shares. See “Investing with the AQR Funds” in this prospectus for more details. Exchanges may be made on any day during which the NYSE is open for trading.
Exchanges are priced at the NAV per share next determined after receipt of an exchange request in good order by the Transfer Agent, the Funds or an authorized financial intermediary or other agent of the Funds. A financial intermediary may, subject to compliance with applicable rules, regulations and guidance, charge its customers a commission, transaction fee or service fee in connection with exchanges, and will have its own procedures for arranging for exchanges of the Funds' shares. If you have purchased your Fund shares through a financial intermediary, consult your intermediary for more information.
An exchange of shares of one Fund for shares of another Fund or Series is considered a sale and generally results in a capital gain or loss for federal income tax purposes, unless you are investing through an IRA, 401(k) or other tax-advantaged account. You should talk to your tax advisor before making an exchange.
None of the Funds, the Adviser, the Sub-Adviser, the Distributor and the Transfer Agent of the Funds, nor any of their affiliates or agents will be liable for any loss, expense or cost when acting upon any oral, wired or electronically transmitted instructions or inquiries believed by them to be genuine, subject to applicable law.
While precautions will be taken, as more fully described below, you bear the risk of any loss as the result of unauthorized telephone exchanges believed to be genuine. The Funds will employ reasonable procedures to confirm that instructions communicated are genuine. These procedures include recording phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction and verifying the account name.
Always be sure to read the prospectus of the Fund or Series into which you are exchanging shares. To receive a current copy of a Fund's or Series’ prospectus, please call (866) 290-2688 or visit https://funds.aqr.com.
The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Funds' post office box, of purchase orders, redemption requests or exchange requests does not constitute receipt by the Funds.
Restrictions
•	If you bought shares through a financial intermediary, contact your financial intermediary to learn which Funds, Series and share classes your financial intermediary makes available to you for exchanges.
•	Exchanges may be made only between accounts that have identical registrations.
•	Not all Funds or Series offer all share classes.
•	You will generally be required to meet the minimum investment requirement for the class of shares into which your exchange is made.
•	Your exchange will also be subject to any other requirements of the Fund, Series or share class into which, or from which, you are exchanging shares, including the imposition of sales loads and/or subscription or redemption fees (if applicable).
•	The exchange privilege is not intended as a vehicle for short-term trading. The Funds or Series may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.
•	Each Fund and each Series reserve the right to cancel any purchase or exchange order it receives if the Trust believes that it is in the best interest of the Fund’s or Series’ (as applicable) shareholders to do so.
By Telephone
Contact your financial intermediary or, if you purchased your shares directly from the Funds, you may exchange your shares by telephone if you choose that option on your Account Application by calling (866) 290-2688. If you did not originally select the telephone option, you must provide written instructions to the Funds in order to add this option.
By Mail
Contact your financial intermediary or, if you purchased your shares through the Transfer Agent, you must send a written request for exchange to the Funds at the following address:
AQR Funds
P.O. Box 2248
Denver, CO 80201-2248

AQR Funds–Prospectus192
By Systematic Exchange Plan
You may be permitted to schedule automatic exchanges of shares of a Fund for shares of other  Funds or Series available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:
•	Exchanges may be made monthly.
•	Each exchange must meet the applicable investment minimums for automatic investment plans (see “How to Buy Class R6 Shares”).
For more information, please contact your financial intermediary or the Funds.
The Funds also reserve the right to permit exchanges of shares of a Fund for shares of another class of the same Fund.

AQR Funds–Prospectus193
Certain Additional Payments
The Adviser (or an affiliate) makes payments out of its own resources to certain intermediaries or their affiliates based on sales or assets attributable to the intermediary, or such other criteria agreed to by the Adviser in connection with the sale or distribution of a Fund’s shares or the administration of shareholder accounts. The Adviser selects the intermediaries to which it or its affiliate makes payments. These additional payments to intermediaries, which are sometimes referred to as “revenue sharing” payments, may represent a premium over payments made by other fund families, and investment professionals have an added incentive to sell or recommend a Fund or a share class of the Fund over others offered by competing fund families. Ask your investment professional for more information.
In certain circumstances, the Adviser makes other payments to broker-dealers and/or financial intermediaries that make the Funds available for sale to their clients, to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations, the Adviser makes other payments to broker-dealers and/or financial intermediaries that make the Funds available for sale to their clients.

AQR Funds–Prospectus194
Distributions and Taxes
Distributions
Each Fund distributes to its shareholders substantially all net investment income as dividends and any net capital gains realized from sales of the Fund’s portfolio securities. Each  of the Funds expects to declare and pay dividends annually. Net realized long-term capital gains, if any, are paid to shareholders at least annually.
All of your income dividends and capital gain distributions will be reinvested in additional shares unless you elect to have distributions paid by check. If any check from a Fund mailed to you is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in additional Fund shares.
Taxes
The following is a discussion of certain U.S. federal income tax considerations as they relate to distributions paid to you by a Fund and the sale or exchange of your Fund shares. It is not intended to be a full discussion of income tax laws and does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies, and financial institutions; therefore we recommend you consult your tax advisor with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. Unless otherwise noted, the tax information below assumes you are a U.S. citizen or resident.
Sales. When you redeem or otherwise dispose of Fund shares, you will generally recognize capital gain or loss in the amount of the difference between the adjusted tax basis of your shares and the redemption proceeds, assuming that you hold the shares as capital assets. Such capital gain or loss would be long-term if the holding period exceeds one year and short-term if the holding period is one year or less, except any loss realized on shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received on such shares.
Exchanges. If you exchange your shares of a Fund for shares of another class of the same Fund, it will not be considered a taxable event and should not result in capital gain or loss. If you exchange your shares of a Fund for shares of another series of the Trust, it will be considered a sale and purchase of shares for federal income tax purposes and may result in a capital gain or loss.
Cost Basis Reporting. Each shareholder is responsible for tax reporting and Fund share cost calculation. To facilitate your tax reporting, a Fund is required to report annually on Form 1099-B the gross proceeds of all Fund shares sold or redeemed. In addition to gross proceeds, a Fund is also required to report the cost basis of Fund shares sold or redeemed that were purchased on or after January 1, 2012. The cost basis will be calculated using the Funds' default method of average cost, unless you instruct the Fund to use a different methodology. If your account is held through a third party intermediary, you will need to contact your account representative with respect to the cost basis reporting methods available to you.
The cost basis information you receive may not include certain additional basis, holding period or other adjustments required for federal income tax purposes. Therefore you should consult with your tax advisor to properly calculate gain or loss on the sale or redemption of Fund shares.
Distributions. Distributions are subject to federal income tax and may be subject to state or local taxes. If you are a U.S. citizen residing outside the U.S., your distributions may also be taxed by the country in which you reside. Distributions from net investment income and net short-term capital gain are taxable to you as ordinary income, while distributions of long-term capital gains are taxable to you as long-term capital gains regardless of the length of time you held your Fund shares. Fund distributions paid to you are taxable whether received in cash or reinvested in additional Fund shares, unless your Fund shares are held in an individual retirement account or other tax-deferred account. These accounts are subject to complex tax rules; therefore, it is recommended that you consult your tax advisor about their applicability to your investment.
Distributions paid from long-term capital gains are generally taxed to non-corporate shareholders at either 15% or 20%, depending upon whether their taxable income exceeds certain threshold amounts. Distributions that are designated as “qualified dividend income” are generally taxed to non-corporate shareholders at long-term capital gain rates assuming that the relevant Fund shares are held for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date and certain other conditions are met.
An additional 3.8% Medicare contribution tax is imposed on net investment income, including, among other items, interest, dividends, and net gain, of U.S. individuals, estates and trusts that exceeds certain threshold amounts.
Investment income earned by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. If a Fund pays nonrefundable taxes to foreign countries during the year, the taxes will be deductible against the Fund’s taxable income. However, if a Fund qualifies for and makes a special election, such foreign taxes paid by the Fund will be included as an amount deemed distributed to you as taxable income, and you may be able to claim an offsetting credit or deduction on your tax return for your share of these foreign taxes.

AQR Funds–Prospectus195
Purchasing a Fund’s shares in a taxable account shortly before a distribution is paid by the Fund is sometimes called “buying into a distribution.” You will be fully taxed on the distribution even though the distribution reflects a return of a portion of your recent investment.
Backup Withholding. You must furnish to the Funds your social security or other taxpayer identification number to avoid federal income tax backup withholding on dividends, distributions and redemption proceeds. The Fund is required to withhold tax, based on the applicable backup withholding rate, from your taxable distributions and redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.
Other Information. The Funds are required to withhold a 30% U.S. tax on dividend payments made to certain non-U.S. entities, unless such entities comply with certain reporting requirements to the IRS, or with the reporting requirements of an applicable intergovernmental agreement, in respect of its direct and indirect U.S. investors.

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AQR Funds–Prospectus197
Financial Highlights
The financial highlights tables are intended to help you understand each Fund’s financial performance for each share class for each of the periods presented. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports on the financial statements containing the financial highlights are included in the representative Fund’s annual report, which is available upon request.
	PER SHARE OPERATING PERFORMANCE
		Change in Net Assets Resulting from Operations[1]			Less Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Return of Capital
AQR ALTERNATIVE RISK PREMIA FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2019	$9.27	0.05[6]	(0.32)	(0.27)	(0.09)	—	—
FOR THE YEAR ENDED DECEMBER 31, 2018	$10.02	0.01	(0.75)	(0.74)	(0.01)	—	—
FOR THE PERIOD 9/19/17[9]-12/31/17	$10.00	(0.01)	0.03[10]	0.02	—	—	—
AQR DIVERSIFIED ARBITRAGE FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2019	$8.73	0.12	0.63	0.75	(0.20)	—	—
FOR THE YEAR ENDED DECEMBER 31, 2018	$9.10	0.08	0.13	0.21	(0.58)	—	—
FOR THE YEAR ENDED DECEMBER 31, 2017	$9.21	0.03	0.52	0.55	(0.66)	—	—
FOR THE YEAR ENDED DECEMBER 31, 2016	$9.20	0.12	0.56	0.68	(0.67)	—	—
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.13	0.09	(0.55)	(0.46)	(0.47)	—	—
AQR EQUITY MARKET NEUTRAL FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2019	$10.77	0.11	(1.31)	(1.20)	—	(0.35)	—
FOR THE YEAR ENDED DECEMBER 31, 2018	$12.25	0.05	(1.48)	(1.43)	(0.05)	—	—
FOR THE YEAR ENDED DECEMBER 31, 2017	$11.97	(0.08)	0.79	0.71	(0.43)	—	—
FOR THE YEAR ENDED DECEMBER 31, 2016	$11.49	(0.14)	0.81	0.67	(0.19)	(0.00)[7]	—
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.01	(0.13)	1.90	1.77	(0.28)	(0.01)	—
AQR GLOBAL MACRO FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2019	$9.08	0.06	0.39	0.45	(0.00)[7]	—	—
FOR THE YEAR ENDED DECEMBER 31, 2018	$8.75	0.04	0.65	0.69	(0.16)	(0.20)	—
FOR THE YEAR ENDED DECEMBER 31, 2017	$9.07	(0.03)	(0.28)	(0.31)	(0.01)	—	—
FOR THE YEAR ENDED DECEMBER 31, 2016	$9.60	(0.10)	0.12[10]	0.02	—	(0.55)	—
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.94	(0.14)	0.31	0.17	—	(0.51)	—
AQR LONG-SHORT EQUITY FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2019	$10.97	0.10	0.05[10]	0.15	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2018	$13.91	0.04	(2.32)	(2.28)	(0.04)	(0.62)	—
FOR THE YEAR ENDED DECEMBER 31, 2017	$13.08	(0.07)	2.17	2.10	(0.57)	(0.70)	—
FOR THE YEAR ENDED DECEMBER 31, 2016	$12.13	(0.14)	1.49	1.35	(0.25)	(0.15)	—
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.87	(0.15)	2.02	1.87	(0.59)	(0.02)	—
AQR MULTI-ASSET FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2019	$8.51	0.04	1.75	1.79	(0.65)	—	—
FOR THE YEAR ENDED DECEMBER 31, 2018	$9.83	0.09	(0.78)	(0.69)	(0.29)	(0.34)	—
FOR THE YEAR ENDED DECEMBER 31, 2017	$9.34	0.02	1.51	1.53	(0.20)	(0.84)	—
FOR THE YEAR ENDED DECEMBER 31, 2016	$9.10	(0.04)	0.95	0.91	(0.24)	(0.43)	—
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.14	(0.04)	(0.77)	(0.81)	—	(0.23)	—
AQR MANAGED FUTURES STRATEGY FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2019	$8.42	0.09	0.08	0.17	(0.27)	—	—
FOR THE YEAR ENDED DECEMBER 31, 2018	$9.24	0.06	(0.88)	(0.82)	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2017	$9.32	(0.02)	(0.06)	(0.08)	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2016	$10.18	(0.07)	(0.79)	(0.86)	(0.00)[7]	—	—
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.62	(0.11)	0.34	0.23	(0.46)	(0.21)	—
AQR MANAGED FUTURES STRATEGY HV FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2019	$7.84	0.05	0.10	0.15	(0.33)	—	—
FOR THE YEAR ENDED DECEMBER 31, 2018	$9.15	0.01	(1.32)	(1.31)	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2017	$9.30	(0.07)	(0.08)	(0.15)	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2016	$10.70	(0.13)	(1.27)	(1.40)	(0.00)[7]	—	—
FOR THE YEAR ENDED DECEMBER 31, 2015	$11.23	(0.17)	0.46	0.29	(0.52)	(0.30)	—

AQR Funds–Prospectus198
			RATIOS/SUPPLEMENTAL DATA
				Ratios to Average Net Assets of:*
Total Distributions	Net Asset Value, End of Period	Total Return[2,3]	Net Assets, End of Period (000’s)	Expenses, Before Reimbursements and/or Waivers[4]	Expenses,Net of Reimbursements and/or Waivers[4]	Expenses,Net of Reimbursements and/or Waivers (Excluding Dividend Short Expense & Interest Expense)[4]	Net Investment Income (Loss)	Portfolio Turnover Rate[5]

$(0.09)	$8.91	-2.93%	$82,300	3.51%	3.45%	1.30%	0.53%[6]	192%
$(0.01)	$9.27	-7.41%	$98,967	3.31%[8]	3.23%	1.30%	0.06%	253%
$—	$10.02	0.20%	$49,818	3.14%[8]	2.55%	1.30%	-0.22%	293%

$(0.20)	$9.28	8.64%	$19,077	1.96%	1.88%	1.10%	1.27%	361%
$(0.58)	$8.73	2.41%	$13,654	1.87%	1.82%	1.10%	0.79%	390%
$(0.66)	$9.10	6.02%	$8,416	1.98%	1.93%	1.10%	0.36%	205%
$(0.67)	$9.21	7.52%	$5,159	2.27%	2.18%	1.10%	1.26%	277%
$(0.47)	$9.20	-4.55%	$866	2.36%	2.33%	1.10%	0.92%	249%

$(0.35)	$9.22	-11.17%	$38,112	2.15%	2.14%	1.20%	1.05%	263%
$(0.05)	$10.77	-11.65%	$206,044	1.93%	1.93%	1.18%	0.44%	175%
$(0.43)	$12.25	5.91%	$326,927	2.00%	2.00%	1.20%	-0.61%	237%
$(0.19)	$11.97	5.82%	$177,683	2.05%	2.05%	1.20%	-1.22%	227%
$(0.29)	$11.49	17.72%	$148	3.05%[8]	1.85%	1.20%	-1.26%	383%

(0.00)[7]	$9.53	5.01%	$11,841	2.08%	1.35%	1.35%	0.67%	0%
$(0.36)	$9.08	7.84%	$12,073	1.91%	1.35%	1.35%	0.41%	0%
$(0.01)	$8.75	-3.41%	$13,970	2.32%	1.35%	1.35%	-0.34%	0%
$(0.55)	$9.07	0.14%	$4,374	1.95%	1.35%	1.35%	-1.09%	0%
$(0.51)	$9.60	1.71%	$104	1.72%[8]	1.35%	1.35%	-1.41%	0%

$—	$11.12	1.37%	$76,285	1.99%	1.99%	1.19%	0.87%	292%
$(0.66)	$10.97	-16.36%	$206,247	1.66%	1.66%	1.16%	0.32%	462%
$(1.27)	$13.91	15.95%	$965,972	1.92%	1.92%	1.17%	-0.46%	249%
$(0.40)	$13.08	11.13%	$452,452	1.90%	1.90%	1.19%	-1.07%	247%
$(0.61)	$12.13	17.16%	$16,200	1.77%	1.74%	1.20%	-1.21%	303%

$(0.65)	$9.65	21.07%	$4,691	1.38%	1.26%	0.85%	0.48%	233%
$(0.63)	$8.51	-6.94%	$24,925	0.86%	0.85%	0.85%	0.98%	21%
$(1.04)	$9.83	16.56%	$40,256	0.87%	0.85%	0.85%	0.24%	48%
$(0.67)	$9.34	10.06%	$33,987	0.88%	0.85%	0.85%	-0.42%	72%
$(0.23)	$9.10	-8.00%	$2,796	0.86%	0.85%	0.85%	-0.37%	157%

$(0.27)	$8.32	2.03%	$580,587	1.14%	1.14%	1.13%	1.07%	0%
$—	$8.42	-8.87%	$971,992	1.11%	1.11%	1.11%	0.66%	0%
$—	$9.24	-0.86%	$1,840,901	1.11%	1.11%	1.11%	.-27%	0%
(0.00)[7]	$9.32	-8.43%	$1,169,464	1.13%	1.13%	1.13%	-0.73%	0%
$(0.67)	$10.18	2.16%	$240,185	1.13%	1.13%	1.13%	-1.01%	0%

$(0.33)	$7.66	1.93%	$95,310	1.61%	1.55%	1.55%	0.59%	0%
$—	$7.84	-14.32%	$181,404	1.56%	1.55%	1.55%	0.12%	0%
$—	$9.15	-1.61%	$261,636	1.55%	1.55%	1.55%	-0.75%	0%
(0.00)[7]	$9.30	-13.07%	$203,463	1.57%	1.55%	1.55%	-1.20%	0%
$(0.82)	$10.70	2.54%	$133,722	1.59%	1.55%	1.55%	-1.45%	0%

AQR Funds–Prospectus199
	PER SHARE OPERATING PERFORMANCE
		Change in Net Assets Resulting from Operations[1]			Less Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Return of Capital
AQR MULTI-STRATEGY ALTERNATIVE FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2019	$7.82	0.04	(0.81)	(0.77)	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2018	$9.06	(0.03)	(1.21)	(1.24)	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2017	$9.51	(0.06)	0.37	0.31	(0.61)	(0.15)	—
FOR THE YEAR ENDED DECEMBER 31, 2016	$9.76	(0.09)	0.08	(0.01)	(0.08)	(0.16)	—
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.75	(0.13)	1.05	0.92	(0.75)	(0.16)	—
AQR RISK-BALANCED COMMODITIES STRATEGY FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2019	$5.66	0.07	0.95	1.02	(0.33)	—	(0.00)[7]
FOR THE YEAR ENDED DECEMBER 31, 2018	$6.92	0.05	(1.27)	(1.22)	(0.04)	—	—
FOR THE YEAR ENDED DECEMBER 31, 2017	$6.26	(0.01)	0.67	0.66	(0.00)[7]	—	—
FOR THE YEAR ENDED DECEMBER 31, 2016	$5.63	(0.04)	0.97	0.93	(0.30)	—	—
FOR THE YEAR ENDED DECEMBER 31, 2015	$6.99	(0.05)	(1.31)	(1.36)	—	—	—
AQR RISK PARITY II HV FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2019	$7.31	0.05	2.35	2.40	(0.33)	(0.67)	—
FOR THE YEAR ENDED DECEMBER 31, 2018	$8.88	0.08	(1.02)	(0.94)	(0.35)	(0.28)	—
FOR THE YEAR ENDED DECEMBER 31, 2017	$8.41	(0.13)	1.71	1.58	(0.04)	(1.07)	—
FOR THE YEAR ENDED DECEMBER 31, 2016	$7.78	(0.00)[7]	0.99	0.99	(0.12)	(0.24)	—
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.55	(0.03)	(1.25)	(1.28)	(0.03)	(0.46)	—
AQR RISK PARITY II MV FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2019	$8.45	0.10	1.75	1.85	(0.28)	(0.71)	—
FOR THE YEAR ENDED DECEMBER 31, 2018	$9.26	0.10	(0.69)	(0.59)	(0.11)	(0.11)	—
FOR THE YEAR ENDED DECEMBER 31, 2017	$8.97	0.04	1.07	1.11	(0.02)	(0.80)	—
FOR THE YEAR ENDED DECEMBER 31, 2016	$8.51	(0.01)	0.83	0.82	(0.10)	(0.26)	—
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.89	(0.07)	(0.78)	(0.85)	(0.03)	(0.50)	—
AQR STYLE PREMIA ALTERNATIVE FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2019	$9.03	0.03[6]	(0.76)	(0.73)	(0.13)	—	(0.00)[7]
FOR THE YEAR ENDED DECEMBER 31, 2018	$10.41	0.02	(1.30)	(1.28)	(0.10)	—	—
FOR THE YEAR ENDED DECEMBER 31, 2017	$9.94	(0.07)	1.28	1.21	(0.74)	—	—
FOR THE YEAR ENDED DECEMBER 31, 2016	$10.15	(0.11)	0.07	(0.04)	(0.17)	—	—
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.87	(0.14)	1.02	0.88	(0.57)	(0.03)	—
AQR STYLE PREMIA ALTERNATIVE LV FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2019	$10.02	0.16	(0.52)	(0.36)	(0.02)	—	(0.00)[7]
FOR THE YEAR ENDED DECEMBER 31, 2018	$10.59	0.10	(0.65)	(0.55)	(0.02)	—	—
FOR THE YEAR ENDED DECEMBER 31, 2017	$10.42	(0.00)[7]	0.72	0.72	(0.55)	—	—
FOR THE YEAR ENDED DECEMBER 31, 2016	$10.40	(0.05)	0.12	0.07	(0.03)	(0.02)	—
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.17	(0.05)	0.48	0.43	(0.17)	(0.03)	—
AQR VOLATILITY RISK PREMIUM FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2019	$9.54	0.15	0.90	1.05	(0.21)	—	—
FOR THE PERIOD 11/01/18[9]-12/31/18	$10.00	0.02	(0.45)	(0.43)	(0.03)	—	—

AQR Funds–Prospectus200
			RATIOS/SUPPLEMENTAL DATA
				Ratios to Average Net Assets of:*
Total Distributions	Net Asset Value, End of Period	Total Return[2,3]	Net Assets, End of Period (000’s)	Expenses, Before Reimbursements and/or Waivers[4]	Expenses,Net of Reimbursements and/or Waivers[4]	Expenses,Net of Reimbursements and/or Waivers (Excluding Dividend Short Expense & Interest Expense)[4]	Net Investment Income (Loss)	Portfolio Turnover Rate[5]

$—	$7.05	-9.85%	$135,200	2.63%	2.59%	1.87%	0.49%	173%
$—	$7.82	-13.69%	$324,871	2.29%	2.29%	1.87%	-0.37%	136%
$(0.76)	$9.06	3.19%	$610,652	2.20%	2.20%	1.87%	-0.61%	110%
$(0.24)	$9.51	-0.10%	$622,862	2.38%	2.38%	1.88%	-0.94%	261%
$(0.91)	$9.76	9.44%	$100,959	2.33%	2.32%	1.88%	-1.29%	208%

$(0.33)	$6.35	18.20%	$148,682	0.97%	0.90%	0.90%	1.12%	0%
$(0.04)	$5.66	-17.60%	$156,433	0.93%	0.90%	0.90%	0.80%	0%
(0.00)[7]	$6.92	10.55%	$110,467	0.96%	0.90%	0.90%	-0.16%	0%
$(0.30)	$6.26	16.61%	$102,156	0.98%	0.90%	0.90%	-0.63%	0%
$—	$5.63	-19.46%	$29,122	1.11%	0.90%	0.90%	-0.85%	0%

$(1.00)	$8.71	32.88%	$953	2.24%	1.51%	1.05%	0.63%	118%
$(0.63)	$7.31	-10.68%	$770	2.04%	1.58%	1.05%	0.94%	19%
$(1.11)	$8.88	19.17%	$765	1.62%	1.28%	1.05%	-1.47%	45%
$(0.36)	$8.41	12.85%	$2,836	1.55%	1.17%	1.05%	-0.06%	68%
$(0.49)	$7.78	-13.42%	$2,413	1.43%	1.11%	1.05%	-0.36%	184%

$(0.99)	$9.31	21.93%	$465	1.04%	0.85%	0.85%	1.05%	152%
$(0.22)	$8.45	-6.34%	$694	1.06%	0.85%	0.85%	1.10%	20%
$(0.82)	$9.26	12.49%	$679	1.07%	0.85%	0.85%	0.42%	39%
$(0.36)	$8.97	9.64%	$608	1.07%	0.85%	0.85%	-0.06%	58%
$(0.53)	$8.51	-8.59%	$99	1.03%	0.85%	0.85%	-0.68%	159%

$(0.13)	$8.17	-8.08%	$1,163,852	2.42%	2.39%	1.40%	0.33%[6]	170%
$(0.10)	$9.03	-12.32%	$1,459,422	2.18%	2.17%	1.40%	0.21%	345%
$(0.74)	$10.41	12.10%	$1,613,182	2.14%	2.12%	1.40%	-0.65%	140%
$(0.17)	$9.94	-0.37%	$1,349,866	2.18%	2.15%	1.40%	-1.08%	114%
$(0.60)	$10.15	8.80%	$394,568	2.21%	2.17%	1.40%	-1.37%	138%

$(0.02)	$9.64	-3.59%	$56,942	1.32%	1.25%	0.75%	1.59%	157%
$(0.02)	$10.02	-5.23%	$51,934	1.10%	1.10%	0.75%	0.98%	191%
$(0.55)	$10.59	6.90%	$94,055	1.15%	1.14%	0.75%	-0.01%	136%
$(0.05)	$10.42	0.65%	$90,570	1.14%	1.11%	0.75%	-0.45%	106%
$(0.20)	$10.40	4.23%	$22,176	1.57%	1.08%	0.75%	-0.50%	213%

$(0.21)	$10.38	10.98%	$9,703	2.61%[8]	0.65%	0.65%	1.45%	103%
$(0.03)	$9.54	-4.32%	$8,745	2.53%[8]	0.65%	0.65%	1.24%	18%

*	Annualized for periods less than one year.
1	Per share net investment income (loss) and net realized and unrealized gain (loss) are based on average shares outstanding.
2	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
3	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.
4	Ratios do not include the impact of the expenses of the underlying funds in which the Fund invests.
5	Portfolio turnover is not annualized.
6	For the period ended December 31,2019 certain Funds received special dividends which materially impacted the Net Investment Income Per Share and Net Investment Income Ratio. These dividends are not expected to continue in the future. Had these special dividends not been received the Net Investment Income Per Share and Net Investment Income Ratio would have been as follows:

FUND	NET INVESTMENT INCOME PER SHARE	NET INVESTMENT INCOME RATIO
AQR Alternative Risk Premia Fund—Class R6	$0.04	0.42%
AQR Style Premia Alternative Fund—Class R6	0.02	0.21
7	Amount is less than $.005 per share.
8	Certain expenses incurred by the Fund were not annualized for the period.
9	Commencement of operations.

AQR Funds–Prospectus201
10	The amount shown for a share outstanding throughout the period is not indicative of the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

AQR Funds–Prospectus202
Glossary of Terms
The following is a glossary of terms used throughout this prospectus and their definitions. This glossary is set forth solely for reference purposes. The terms summarized or referenced in this glossary are qualified in their entirety by the prospectus itself.
1940 Act	the Investment Company Act of 1940, as amended
Adviser	AQR Capital Management, LLC
Advisory Agreement	the investment advisory contracts under which the Adviser serves as investment adviser to each Fund
Bloomberg Barclays U.S. Aggregate Bond Index	the Bloomberg Barclays U.S. Aggregate Bond Index is a market-weighted index comprised of investment grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and government agency issues with at least one year to maturity
Bloomberg Commodity Total Return Index	the Bloomberg Commodity Total Return Index is a broad-based index used to represent the most frequently-traded global commodity futures
Board of Trustees	the Board of Trustees of the AQR Funds or any duly authorized committee thereof, as permitted by applicable law
Business Day	each day during which the NYSE is open for trading
Code	the Internal Revenue Code of 1986, as amended
Convertible security(ies)	fixed income securities that are convertible into common stock
Distributor	ALPS Distributors, Inc.
Good order	a purchase, exchange or redemption order is in “good order” when a Fund, its Distributor and/or its agent, receives all required information, including properly completed and signed documents
ICE BofAML US 3-Month Treasury Bill Index	the ICE BofAML US 3-Month Treasury Bill Index is designed to measure the performance of high-quality short-term cash-equivalent investments
IRS	the Internal Revenue Service
MSCI World Index	the MSCI World Index is a free float-adjusted market capitalization index that is designed to measure the performance of equities in developed markets, including the United States and Canada
Mutual fund	an investment company registered under the 1940 Act that pools the money of many investors and invests it in a variety of securities in an effort to achieve a specific objective over time
NAV	the net asset value of a particular Fund
Non-Interested Trustee	a trustee of the Trust who is not an “interested person” of the Trust, as defined in the 1940 Act
NYSE	the New York Stock Exchange
Rule 12b-1 Plan	a plan pursuant to Rule 12b-1 under the 1940 Act, which permits a fund to pay distribution and/or administrative expenses out of fund assets
S&P 500® Index	the S&P 500 Index is a capitalization-weighted index of 500 stocks that is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing a broad range of industries. The component stocks are weighted according to the total float-adjusted market value of their outstanding shares
SEC	U.S. Securities and Exchange Commission

AQR Funds–Prospectus203
Subsidiary	AQR Global Macro Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the AQR Global Macro Fund, or the AQR Managed Futures Strategy Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the AQR Managed Futures Strategy Fund, or the AQR Managed Futures Strategy HV Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the AQR Managed Futures Strategy HV Fund, or the AQR Multi-Strategy Alternative Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the AQR Multi-Strategy Alternative Fund, or the AQR Risk-Balanced Commodities Strategy Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the AQR Risk-Balanced Commodities Strategy Fund, or the AQR Multi-Asset Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the AQR Multi-Asset Fund, or the AQR Risk Parity II MV Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the AQR Risk Parity II MV Fund, or the AQR Risk Parity II HV Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the AQR Risk Parity II HV Fund, or the AQR Style Premia Alternative Offshore Fund Ltd., a wholly owned and controlled subsidiary of the AQR Style Premia Alternative Fund, or the AQR Style Premia Alternative LV Offshore Fund Ltd., a wholly owned and controlled subsidiary of the AQR Style Premia Alternative LV Fund, as applicable, each organized under the laws of the Cayman Islands as an exempted company.
Sub-Adviser	CNH Partners, LLC
Total return	the percentage change, over a specified time period, in a mutual fund’s NAV, assuming the reinvestment of all distributions of dividends and capital gains
Tracking Risk	a measure of how closely a portfolio follows the index to which it is benchmarked. It measures the standard deviation of the difference between the portfolio and index returns
Transfer Agent	ALPS Fund Services, Inc.
Trust	AQR Funds, a Delaware statutory trust
Volatility	a statistical measure of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk

You may wish to read the Statement of Additional Information for more information about the Funds. The Statement of Additional Information is incorporated by reference into this prospectus, which means that it is considered to be part of this prospectus.
You may obtain free copies of the Funds’ Statement of Additional Information, request other information, and discuss your questions about the Funds by writing or calling:
AQR Funds
P.O. Box 2248
Denver, CO 80201-2248
(866) 290-2688
The requested documents will be sent within three Business Days of your request.
You may also obtain the Funds’ Statement of Additional Information, along with other information, free of charge, by visiting the Funds’ Web site at https://funds.aqr.com.
Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. In addition, copies of the Fund documents may be obtained, after mailing the appropriate duplicating fee, by e-mail request at publicinfo@sec.gov.
Additional information about each Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
AQR Funds
Investment Company Act File No.: 811-22235

AQR Funds
Statement of Additional Information
AQR Alternative Risk Premia Fund
AQR Diversified Arbitrage Fund
AQR Equity Market Neutral Fund
AQR Global Macro Fund
AQR Long-Short Equity Fund
AQR Managed Futures Strategy Fund
AQR Managed Futures Strategy HV Fund
AQR Multi-Asset Fund
AQR Multi-Strategy Alternative Fund
AQR Risk-Balanced Commodities Strategy Fund
AQR Risk Parity II MV Fund
AQR Risk Parity II HV Fund
AQR Style Premia Alternative Fund
AQR Style Premia Alternative LV Fund
AQR Volatility Risk Premium Fund
May 1, 2020
Two Greenwich Plaza
Greenwich, CT 06830
(866) 290-2688
This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with each Prospectus of the above listed series of the AQR Funds dated May 1, 2020 (together the “Prospectus”) which have been filed with the Securities and Exchange Commission (“SEC”) and can be obtained, without charge, by writing to AQR Funds, P.O. Box 2248, Denver, CO 80201-2248 or calling the telephone number given above. This SAI is incorporated by reference in its entirety in the Prospectus. The Funds’ audited financial statements are incorporated into this SAI by reference to the Funds’ Annual Report to Shareholders for the fiscal year ended December 31, 2019. Copies of the Prospectus, SAI and the most current annual and semi-annual reports, when available, may be obtained without charge by writing the address or calling the phone number shown above. Each series of AQR Funds has distinct investment objectives and strategies.

Fund	Ticker Symbol
AQR Alternative Risk Premia Fund
Class I	QRPIX
Class N	QRPNX
Class R6	QRPRX
AQR Diversified Arbitrage Fund
Class I	ADAIX
Class N	ADANX
Class R6	QDARX
AQR Equity Market Neutral Fund
Class I	QMNIX
Class N	QMNNX
Class R6	QMNRX
AQR Global Macro Fund
Class I	QGMIX
Class N	QGMNX
Class R6	QGMRX
AQR Long-Short Equity Fund
Class I	QLEIX
Class N	QLENX
Class R6	QLERX
AQR Managed Futures Strategy Fund
Class I	AQMIX
Class N	AQMNX
Class R6	AQMRX
AQR Managed Futures Strategy HV Fund
Class I	QMHIX
Class N	QMHNX
Class R6	QMHRX
AQR Multi-Asset Fund
Class I	AQRIX
Class N	AQRNX
Class R6	AQRRX
AQR Multi-Strategy Alternative Fund
Class I	ASAIX
Class N	ASANX
Class R6	QSARX
AQR Risk-Balanced Commodities Strategy Fund
Class I	ARCIX
Class N	ARCNX
Class R6	QRCRX
AQR Risk Parity II MV Fund
Class I	QRMIX
Class N	QRMNX
Class R6	QRMRX
AQR Risk Parity II HV Fund
Class I	QRHIX
Class N	QRHNX
Class R6	QRHRX
AQR Style Premia Alternative Fund
Class I	QSPIX
Class N	QSPNX
Class R6	QSPRX

Fund	Ticker Symbol
AQR Style Premia Alternative LV Fund
Class I	QSLIX
Class N	QSLNX
Class R6	QSLRX
AQR Volatility Risk Premium Fund
Class I	QVPIX
Class N	QVPNX
Class R6	QVPRX

AQR Funds–Statement of Additional Information

AQR Funds–Statement of Additional Information

AQR Funds–Statement of Additional Information2
Statement of Additional Information
AQR Funds (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on September 4, 2008, and is currently composed of forty-six series including, in part: AQR Alternative Risk Premia Fund, AQR Diversified Arbitrage Fund, AQR Diversifying Strategies Fund, AQR Equity Market Neutral Fund, AQR Global Macro Fund, AQR Long-Short Equity Fund, AQR Managed Futures Strategy Fund, AQR Managed Futures Strategy HV Fund, AQR Multi-Asset Fund (formerly, AQR Risk Parity Fund), AQR Multi-Strategy Alternative Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk Parity II MV Fund, AQR Risk Parity II HV Fund, AQR Style Premia Alternative Fund, AQR Style Premia Alternative LV Fund and AQR Volatility Risk Premium Fund (each a “Fund” and collectively, “Funds”). Each Fund has distinct investment objectives and strategies. This SAI relates only to the Funds, each of which has the same fiscal year-end of December 31. The AQR Large Cap Multi-Style Fund, AQR Small Cap Multi-Style Fund, AQR International Multi-Style Fund, AQR Emerging Multi-Style Fund, AQR TM Large Cap Multi-Style Fund, AQR TM Small Cap Multi-Style Fund, AQR TM International Multi-Style Fund, AQR TM Emerging Multi-Style Fund, AQR Large Cap Momentum Style Fund, AQR Small Cap Momentum Style Fund, AQR International Momentum Style Fund, AQR TM Large Cap Momentum Style Fund, AQR TM Small Cap Momentum Style Fund, AQR TM International Momentum Style Fund, AQR Large Cap Defensive Style Fund, AQR International Defensive Style Fund, AQR Emerging Defensive Style Fund, AQR Global Equity Fund, AQR International Equity Fund, AQR Core Plus Bond Fund and AQR High Yield Bond Fund are also series of the Trust and are described in separate Statements of Additional Information.
The Trust and AQR Capital Management, LLC, the Funds’ investment adviser (the “Adviser”), have retained CNH Partners, LLC (“CNH” or “Sub-Adviser”), an affiliate of the Adviser, to serve as an investment sub-adviser to the AQR Diversified Arbitrage Fund and with respect to certain strategies of the AQR Multi-Strategy Alternative Fund.
Much of the information contained in this SAI expands on subjects discussed in each Fund’s respective Prospectus. No investment in the shares of any of the Funds should be made without first reading the Prospectus. All terms defined in the Prospectus have the same meaning in the SAI.
Securities, Investment Strategies and Related Risks
The following descriptions supplement the descriptions of the investment objectives, strategies and related risks of each Fund as set forth in the Prospectus.
Subject to the investment policies and restrictions as described in the Prospectus and in this SAI, the below table indicates which Funds may invest in or have exposure to the following securities or pursue any of the following investment strategies. The information below does not describe every type of investment, technique or risk to which a Fund may be exposed.
Securities and/or Investment Strategies	Funds
Arbitrage Strategies	AQR Diversified Arbitrage Fund
AQR Multi-Strategy Alternative Fund
Borrowing and Leverage	All Funds
Interfund Borrowing and Lending	All Funds
Callable Bonds	AQR Diversified Arbitrage Fund
AQR Multi-Strategy Alternative Fund
Cash Management/Temporary Investments	All Funds
Commodities Instruments	AQR Global Macro Fund
AQR Managed Futures Strategy Fund
AQR Managed Futures Strategy HV Fund
AQR Multi-Asset Fund
AQR Multi-Strategy Alternative Fund
AQR Risk-Balanced Commodities Strategy Fund
AQR Risk Parity II MV Fund
AQR Risk Parity II HV Fund
AQR Style Premia Alternative Fund
AQR Style Premia Alternative LV Fund
Commodity-Linked Notes	AQR Global Macro Fund
AQR Managed Futures Strategy Fund
AQR Managed Futures Strategy HV Fund
AQR Multi-Asset Fund
AQR Multi-Strategy Alternative Fund
AQR Risk-Balanced Commodities Strategy Fund
AQR Risk Parity II MV Fund

AQR Funds–Statement of Additional Information3
Securities and/or Investment Strategies	Funds
AQR Risk Parity II HV Fund
AQR Style Premia Alternative Fund
AQR Style Premia Alternative LV Fund
Contingent Value Rights	AQR Diversified Arbitrage Fund
AQR Multi-Strategy Alternative Fund
Convertible Securities	AQR Diversified Arbitrage Fund
AQR Multi-Strategy Alternative Fund
Corporate Loans	AQR Diversified Arbitrage Fund
Cybersecurity Risk	All Funds
Debt Obligations	AQR Alternative Risk Premia Fund
AQR Diversified Arbitrage Fund
AQR Global Macro Fund
AQR Multi-Asset Fund
AQR Multi-Strategy Alternative Fund
AQR Risk-Balanced Commodities Strategy Fund
AQR Risk Parity II MV Fund
AQR Risk Party II HV Fund
AQR Style Premia Alternative Fund
AQR Style Premia Alternative LV Fund
AQR Volatility Risk Premium Fund
Depositary Receipts	AQR Alternative Risk Premia Fund
AQR Diversified Arbitrage Fund
AQR Equity Market Neutral Fund
AQR Global Macro Fund
AQR Long-Short Equity Fund
AQR Multi-Strategy Alternative Fund
AQR Style Premia Alternative Fund
AQR Style Premia Alternative LV Fund
AQR Volatility Risk Premium Fund
Distressed Investments	AQR Diversified Arbitrage Fund
AQR Multi-Strategy Alternative Fund
Emerging Markets Investments	AQR Alternative Risk Premia Fund
AQR Diversified Arbitrage Fund
AQR Equity Market Neutral Fund
AQR Global Macro Fund
AQR Long-Short Equity Fund
AQR Managed Futures Strategy Fund
AQR Managed Futures Strategy HV Fund
AQR Multi-Asset Fund
AQR Multi-Strategy Alternative Fund
AQR Risk Parity II MV Fund
AQR Risk Parity II HV Fund
AQR Style Premia Alternative Fund
AQR Style Premia Alternative LV Fund
AQR Volatility Risk Premium Fund
Equity Securities	All Funds
Exchange-Traded Funds (“ETFs”)	All Funds
Exchange Traded Notes (“ETNs”)	All Funds
Foreign Government Debt Obligations	AQR Alternative Risk Premia Fund
AQR Diversified Arbitrage Fund
AQR Global Macro Fund
AQR Multi-Asset Fund
AQR Multi-Strategy Alternative Fund
AQR Risk-Balanced Commodities Strategy Fund
AQR Risk Parity II MV Fund
AQR Risk Parity II HV Fund
AQR Style Premia Alternative Fund

AQR Funds–Statement of Additional Information4
Securities and/or Investment Strategies	Funds
AQR Style Premia Alternative LV Fund
AQR Volatility Risk Premium Fund
Foreign Investments	All Funds
Foreign Exchange Risk and Currency Transactions	All Funds
Forwards, Futures, Swaps and Options	All Funds
Special Risk Factors Regarding Forwards, Futures, Swaps and Options	All Funds
Regulatory Matters Regarding Forwards, Futures, Swaps and Options	All Funds
Forward Contracts	All Funds
Futures Contracts	All Funds
Stock Index Futures	All Funds
Futures Contracts on Securities	All Funds
Volatility Index Futures	All Funds
Swap Agreements	All Funds

Credit Default Swap Agreement (“CDS”) and Credit Default Index Swap Agreement Risk (“CDX”)	AQR Alternative Risk Premia Fund
AQR Diversified Arbitrage Fund
AQR Global Macro Fund
AQR Multi-Asset Fund
AQR Multi-Strategy Alternative Fund
AQR Style Premia Alternative Fund
AQR Style Premia Alternative LV Fund
AQR Volatility Risk Premium Fund
Swaps on Equities, Currencies, Commodities and Futures	All Funds
Total Return and Interest Rate Swaps	All Funds
Writing Call Options	AQR Alternative Risk Premia Fund
AQR Diversified Arbitrage Fund
AQR Multi-Strategy Alternative Fund
AQR Volatility Risk Premium Fund
Writing Put Options	AQR Alternative Risk Premia Fund
AQR Diversified Arbitrage Fund
AQR Multi-Strategy Alternative Fund
AQR Volatility Risk Premium Fund
Purchasing Puts and Calls	AQR Alternative Risk Premia Fund
AQR Diversified Arbitrage Fund
AQR Global Macro Fund
AQR Multi-Strategy Alternative Fund
AQR Style Premia Alternative Fund
AQR Style Premia Alternative LV Fund
AQR Volatility Risk Premium Fund
Options on Futures Contracts	AQR Alternative Risk Premia Fund
AQR Diversified Arbitrage Fund
AQR Volatility Risk Premium Fund
Privately Negotiated Options	AQR Alternative Risk Premia Fund
AQR Diversified Arbitrage Fund
AQR Volatility Risk Premium Fund
Additional Information Regarding Options	AQR Alternative Risk Premia Fund
AQR Diversified Arbitrage Fund
AQR Global Macro Fund
AQR Multi-Strategy Alternative Fund
AQR Style Premia Alternative Fund
AQR Style Premia Alternative LV Fund
AQR Volatility Risk Premium Fund
Hybrid Instruments	AQR Diversified Arbitrage Fund
AQR Multi-Strategy Alternative Fund
Combined Transactions	All Funds
Hedging Transactions	All Funds

AQR Funds–Statement of Additional Information5
Securities and/or Investment Strategies	Funds
High Yield Securities	AQR Alternative Risk Premia Fund
AQR Diversified Arbitrage Fund
AQR Global Macro Fund
AQR Multi-Asset Fund
AQR Multi-Strategy Alternative Fund
AQR Style Premia Alternative Fund
AQR Style Premia Alternative LV Fund
AQR Volatility Risk Premium Fund
Illiquid and Restricted Investments	All Funds
Inflation-Linked Bonds	AQR Multi-Asset Fund
AQR Risk Parity II MV Fund
AQR Risk Parity II HV Fund
IPOs and SEOs	AQR Diversified Arbitrage Fund
Loans of Portfolio Securities	AQR Alternative Risk Premia Fund
AQR Diversified Arbitrage Fund
AQR Equity Market Neutral Fund
AQR Long-Short Equity Fund
AQR Multi-Asset Fund
AQR Multi-Strategy Alternative Fund
AQR Style Premia Alternative Fund
AQR Style Premia Alternative LV Fund
AQR Volatility Risk Premium Fund
Margin Deposits and Cover Requirements	All Funds
Margin Deposits for Futures Contracts	All Funds
Cover Requirements for Forward Contracts, Swap Agreements, Options, Futures and Options on Futures	All Funds
Market Disruption Risk	All Funds
Mid-Cap Securities Risk	AQR Alternative Risk Premia Fund
AQR Diversified Arbitrage Fund
AQR Equity Market Neutral Fund
AQR Global Macro Fund
AQR Long-Short Equity Fund
AQR Managed Futures Strategy Fund
AQR Managed Futures Strategy HV Fund
AQR Multi-Asset Fund
AQR Multi-Strategy Alternative Fund
AQR Risk Parity II MV Fund
AQR Risk Parity II HV Fund
AQR Style Premia Alternative Fund
AQR Style Premia Alternative LV Fund
AQR Volatility Risk Premium Fund
Momentum Style Risk	AQR Alternative Risk Premia Fund
AQR Equity Market Neutral Fund
AQR Global Macro Fund
AQR Long-Short Equity Fund
AQR Managed Futures Strategy Fund
AQR Managed Futures Strategy HV Fund
AQR Multi-Asset Fund
AQR Multi-Strategy Alternative Fund
AQR Risk-Balanced Commodities Strategy Fund
AQR Risk Parity II MV Fund
AQR Risk Parity II HV Fund
AQR Style Premia Alternative Fund
AQR Style Premia Alternative LV Fund
AQR Volatility Risk Premium Fund
Municipal Obligations	AQR Diversified Arbitrage Fund
PIPEs	AQR Diversified Arbitrage Fund

AQR Funds–Statement of Additional Information6
Securities and/or Investment Strategies	Funds
Regulatory Limitations on Adviser or Sub-Adviser Activity	All Funds
REITs	AQR Alternative Risk Premia Fund
AQR Diversified Arbitrage Fund
AQR Equity Market Neutral Fund
AQR Long-Short Equity Fund
AQR Multi-Strategy Alternative Fund
AQR Style Premia Alternative Fund
AQR Style Premia Alternative LV Fund
AQR Volatility Risk Premium Fund
Repurchase Agreements	All Funds
Reverse Repurchase Agreements	All Funds
Rights and Warrants	AQR Alternative Risk Premia Fund
AQR Diversified Arbitrage Fund
AQR Equity Market Neutral Fund
AQR Long-Short Equity Fund
AQR Multi-Strategy Alternative Fund
AQR Style Premia Alternative Fund
AQR Style Premia Alternative LV Fund
AQR Volatility Risk Premium Fund
Securities of Other Investment Companies	All Funds
Short Sales	All Funds
Small-Cap Securities Risk	AQR Alternative Risk Premia Fund
AQR Diversified Arbitrage Fund
AQR Equity Market Neutral Fund
AQR Global Macro Fund
AQR Long-Short Equity Fund
AQR Managed Futures Strategy Fund
AQR Managed Futures Strategy HV Fund
AQR Multi-Asset Fund
AQR Multi-Strategy Alternative Fund
AQR Risk-Parity II MV Fund
AQR Risk-Parity II HV Fund
AQR Style Premia Alternative Fund
AQR Style Premia Alternative LV Fund
AQR Volatility Risk Premium Fund
SPACs	AQR Diversified Arbitrage Fund
Structured Notes	AQR Alternative Risk Premia Fund
AQR Global Macro Fund
AQR Managed Futures Strategy Fund
AQR Managed Futures Strategy HV Fund
AQR Multi-Asset Fund
AQR Multi-Strategy Alternative Fund
AQR Risk-Balanced Commodities Strategy Fund
AQR Risk Parity II MV Fund
AQR Risk Parity II HV Fund
AQR Style Premia Alternative Fund
AQR Style Premia Alternative LV Fund
AQR Volatility Risk Premium Fund
Subsidiary Risk	AQR Global Macro Fund
AQR Managed Futures Strategy Fund
AQR Managed Futures Strategy HV Fund
AQR Multi-Asset Fund
AQR Multi-Strategy Alternative Fund
AQR Risk-Balanced Commodities Strategy Fund
AQR Risk Parity II MV Fund
AQR Risk Parity II HV Fund

AQR Funds–Statement of Additional Information7
Securities and/or Investment Strategies	Funds
AQR Style Premia Alternative Fund
AQR Style Premia Alternative LV Fund
U.S. Government Securities	All Funds
Risks Related to the Adviser and to its Quantitative and Statistical Approach	All Funds
Arbitrage Strategies
The Funds may use a variety of arbitrage strategies in pursuing their investment strategy. The underlying relationships among securities in which each Fund takes investment positions may change in an adverse manner, in which case the Fund may realize losses. The expected gain on an individual arbitrage investment is normally considerably smaller than the possible loss should the transaction be unexpectedly terminated. The expected timing of each transaction is also extremely important since the length of time that the Fund’s capital must be committed to any given transaction will affect the rate of return realized by the Fund, and delays can substantially reduce such returns. Therefore, unanticipated delays in timing could cause the Fund to lose money or not achieve the desired rate of return. Trading to seek short-term capital appreciation can be expected to cause the Fund’s portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company and, as a result, may involve increased brokerage commission costs which will be borne directly by the Fund and ultimately by its investors. Certain investments of the Fund may, under certain circumstances, be subject to rapid and sizable losses.
One type of arbitrage transaction that the Adviser or Sub-Adviser anticipates employing involves purchasing the shares of an announced acquisition target at a discount from the expected value of such shares upon completion of the acquisition. The size of the discount, or spread, and whether the potential reward justifies the potential risk are functions of numerous factors affecting the riskiness and timing of the acquisition. Such factors include the status of the negotiations between the two companies (for example, spreads typically narrow as the parties advance from an agreement in principle to a definitive agreement), the complexity of the transaction, the number of regulatory approvals required, the likelihood of government intervention on antitrust or other grounds, the type of consideration to be received and the possibility of competing offers for the target company.
The Fund may invest in and/or hold positions in a company where the Adviser or Sub-Adviser believes the compensation to be paid to shareholders of that company in connection with a proposed merger, corporate reorganization or other event significantly undervalues the company’s securities. In those cases, the Adviser or Sub-Adviser may cause the Fund to participate in legal or other actions, such as appraisal actions, to seek to increase the compensation the Fund receives for the securities the Fund holds. Such actions can be expensive and require prolonged periods to litigate or resolve. There can be no assurance that any such actions will be successful or that the Fund would be able to liquidate the position during the pendency of the action if the Adviser or Sub-Adviser determined doing so was in the Fund’s best interests.
Borrowing and Leverage
Each Fund may borrow money to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”), as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. This borrowing may be unsecured. The 1940 Act precludes a fund from borrowing if, as a result of such borrowing, the total amount of all money borrowed by a fund exceeds 33 1/3% of the value of its total assets (that is, total assets including borrowings, less liabilities exclusive of borrowings) at the time of such borrowings. This means that the 1940 Act requires a fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). In addition, certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Adviser from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require a Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.
Borrowing has a leveraging effect because it tends to exaggerate the effect on a Fund’s net asset value (“NAV”) per share of any changes in the market value of its portfolio securities. Money borrowed will be subject to interest costs and other fees, which may or may not be recovered by earnings on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a

AQR Funds–Statement of Additional Information8
line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of a fund compared with what it would have been without leverage.
The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund can be viewed as constituting a form of “senior security” of the fund for purposes of the 1940 Act. These transactions may include selling securities short, buying and selling certain derivatives (such as futures contracts or swap agreements), selling (or writing) put and call options, engaging in when-issued, delayed-delivery, forward-commitment or reverse repurchase transactions and other trading practices that have a leveraging effect on the capital structure of a fund or may be viewed as economically equivalent to borrowing. A borrowing transaction will not be considered to constitute the issuance of a “senior security” by a Fund if the Fund (1) maintains an offsetting financial position, (2) maintains liquid assets in a sufficient value to cover the Fund’s potential obligation under the borrowing transaction not offset or covered as provided in (1) and (3), or (3) otherwise “covers” the transaction in accordance with applicable SEC guidance (collectively, “covers” the transaction). The value of a Fund’s holdings in such instruments are marked-to-market daily to ensure proper coverage. A Fund may have to buy or sell a security at a disadvantageous time or price in order to cover such transaction. In addition, assets being maintained to cover such transactions may not be available to satisfy redemptions or for other purposes or obligations.
Interfund Borrowing and Lending
The SEC has issued an exemptive order permitting the Funds to participate in an interfund lending program. This program allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including, among other things, the requirements that (1) no Fund may borrow or lend money through the program unless it receives a more favorable rate than is typically available for comparable borrowings from a bank or investments in U.S. Treasury bills, respectively, (2) no Fund may lend money if the loan would cause its aggregate outstanding loans through the interfund lending program to exceed 15% of its net assets at the time of the loan, and (3) a Fund’s interfund loans to any one Fund shall not exceed 5% of the lending Fund’s net assets. In addition, a Fund may participate in the interfund lending program only if and to the extent that such participation is consistent with the Fund’s investment objective and investment policies. Interfund loans have a maximum duration of seven days. Loans may be called with one business day’s notice and may be repaid on any day. A borrowing Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional costs. The interfund lending program is subject to the oversight and periodic review of the Trust’s board of trustees (the “Board of Trustees” or the “Board”).
The Funds are not required to borrow money under the interfund lending program and may borrow under other arrangements, including their existing bank line of credit, for temporary or emergency purposes. This could result in a Fund borrowing money at a higher interest rate than it would have received under the interfund lending program.
Callable Bonds
Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer “calls” its bond during a time of declining interest rates, a Fund might have to reinvest the proceeds in an investment offering a lower yield. During periods of market illiquidity or rising interest rates, prices of a Fund’s “callable” issues are subject to increased price fluctuation.
Cash Management/Temporary Investments
A Fund can hold uninvested cash or can invest it in cash equivalents such as money market instruments, U.S. treasury bills, interests in short-term investment funds, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities.
A Fund also may adopt temporary defensive positions by investing up to 100% of its assets in these instruments, even if the investments are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. To the extent a Fund invests in these temporary investments in this manner, the Fund may not achieve its investment objective.
Commodities Instruments
There are several additional risks associated with transactions in commodity futures contracts, swaps on commodity futures contracts, commodity forward contracts and other commodities instruments. In the commodity instruments markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling commodity instruments today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same commodity instrument, the commodity producer generally must sell the commodity instrument at a lower price than the expected future spot price. Conversely, if most hedgers in the

AQR Funds–Statement of Additional Information9
commodity instruments market are purchasing commodity instruments to hedge against a rise in prices, then speculators will only sell the other side of the commodity instrument at a higher future price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in commodity instruments markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new commodity instrument, the Fund might reinvest at a higher or lower future price, or choose to pursue other investments. The commodities which underlie commodity instruments may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities. Also, unlike the financial instruments markets, in the commodity instruments markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity instruments contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in instruments on that commodity, the value of the commodity instrument may change proportionately.
Commodity-Linked Notes
Commodity-linked notes and other related instruments purchased by the Funds are generally privately negotiated debt obligations where the principal paid to the Fund by the counterparty at maturity or redemption is determined by reference to the performance of a specific reference commodity or group of commodities or commodity index. The principal amount payable upon maturity or redemption may fluctuate, depending upon changes in the value of the reference commodity or index. The terms of a commodity-linked note may provide that, in certain circumstances where the value of the reference commodity or index substantially declines, no principal is due to the buyer of the commodity-linked note at maturity and, therefore, may result in a total loss of invested capital by the Fund. The principal payments that may be made on a commodity-linked note may vary widely, depending on a variety of factors, including the volatility of the reference commodity or index. Commodity-linked notes may be positively or negatively indexed, so the appreciation of the reference commodity may produce an increase or a decrease in the value of the principal at maturity. The rate of return on commodity-linked notes may be determined by applying a multiplier to the performance or differential performance of reference commodities or indices. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. The purchase of commodity-linked notes exposes the Fund to the credit risk of the issuer of the commodity-linked product. Commodity-linked notes may also be more volatile, less liquid, and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.
Contingent Value Rights
The Fund may invest in contingent value rights (“CVRs”). A CVR gives the holder the right to receive an amount (which may be a fixed amount or determined by a formula) in the event that a specified corporate action, business milestone, or other trigger occurs (or does not occur) which is often subject to an expiration date. CVRs may be awarded to shareholders in the context of a corporate acquisition or major restructuring, such as a Chapter 11 or other bankruptcy reorganization. For example, shareholders of an acquired or reorganized company may receive a CVR that enables them to receive additional shares of the acquiring company in the event that the acquiring company’s share price falls below a certain level by a specified date, or to receive cash payments and/or securities in the event of future sale or liquidation event involving the company by a specified date. Risks associated with the use of CVRs are generally similar to risks associated with the use of options, such as the risk that the required trigger does not (or does) occur prior to a CVR’s expiration, causing the CVR to expire with no value. CVRs also present illiquidity risk, as they may not be registered securities or may otherwise be non-transferable or difficult to transfer, as well as counterparty risk and credit risk. Further, because CVRs are valued based on the likelihood of the occurrence of a trigger, valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation.
Convertible Securities
A Fund, subject to its investment strategies and policies, may invest in preferred stocks or fixed-income securities which are convertible into common stock. Convertible securities are securities that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Traditionally, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities. By investing in a convertible security, a Fund may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock. The value of a convertible security is a function of its “investment value” (its value

AQR Funds–Statement of Additional Information10
as if it did not have a conversion privilege), and its “conversion value” (the security’s worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege). A Fund may attempt to hedge certain of its investments in convertible debt securities by selling short the issuer’s common stock.
Corporate Loans
A Fund may invest in “Corporate Loans,” including senior secured floating rate loans and other types of loans, such as fixed rate unsecured or delayed draw loans (together, “Loans”). Corporate Loans are made to corporations and other non-governmental entities and issuers. Senior secured Corporate Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. Unsecured Corporate Loans generally are subject to similar risks as those associated with investments in senior secured Corporate Loans. However, because unsecured loans have lower priority in right of payment to any higher ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower. Unsecured Corporate Loans generally have greater price volatility than senior secured Corporate Loans and may be less liquid.
The proceeds of Corporate Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, internal growth and for other corporate purposes. Corporate Loans typically have rates of interest that are determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. Base lending rates in common usage today are primarily the London Inter-Bank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major U.S. banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. The risks associated with Corporate Loans of below investment grade quality are similar to the risks of bonds rated below investment grade, although senior secured Corporate Loans are typically senior and secured in contrast to bonds rated below investment grade, which are generally subordinated and unsecured. Senior secured Corporate Loans’ higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest payments are adjusted for changes in short-term interest rates, investments in senior secured Corporate Loans generally have less interest rate risk than below-investment-grade rated bonds.
An economic downturn generally leads to a higher non-payment rate, and a debt obligation may lose significant value before a default occurs. Moreover, any specific collateral used to secure a Loan may decline in value or become illiquid, which would adversely affect the Loan’s value. Like other debt instruments, Corporate Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to a Fund, a reduction in the value of the investment and a potential decrease in the net asset value per share of the Fund. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, a Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Corporate Loan. The collateral securing a Corporate Loan may lose all or substantially all of its value in the event of bankruptcy of a borrower. Some Corporate Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Corporate Loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of Corporate Loans including, in certain circumstances, invalidating such Corporate Loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect a Fund’s performance.
A Fund may purchase and retain in its portfolio Corporate Loans where the borrowers have experienced, or may be perceived to be likely to experience, credit problems, including default, involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. At times, in connection with the restructuring of a Corporate Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, a Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Corporate Loan. Corporate Loans in which a Fund will invest may not be rated by a nationally recognized statistical ratings organization (“NRSRO”), may not be registered with the SEC or any state securities commission, and may not be listed on any national securities exchange. Corporate Loans may not be considered “securities” for purposes of the federal securities laws, other than the 1940 Act, and, therefore, purchasers of Corporate Loans, such as a Fund, may not be entitled to rely on the anti-fraud and other protections of the other federal securities laws. The amount of public information available with respect to Corporate Loans may be less extensive than that available for registered or exchange-listed securities. No active trading market may exist for some Corporate Loans and some Corporate Loans may be subject to restrictions on resale. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to accurately value existing and prospective investments and to realize full value and thus cause a decline in a Fund’s net asset value. Transactions in Corporate Loans may settle on a delayed basis, and the proceeds from the sale of a Corporate Loan may not be readily available to make additional investments or to meet a Fund’s redemption obligations. During periods of limited demand and liquidity for Corporate Loans, a Fund’s net asset value may be adversely affected. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain investments or market conditions that reduce liquidity) can reduce the value of Corporate Loans and

AQR Funds–Statement of Additional Information11
other debt obligations, impairing a Fund’s net asset value. In addition, a Fund may not be able to readily sell its Corporate Loans at prices that approximate those at which the Fund could sell such Corporate Loans if they were more widely traded. As a result of such illiquidity, a Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.
To the extent Corporate Loans are deemed to be liquid by a Fund, they will not be subject to the Fund’s restrictions on investments in illiquid securities. Generally, a liquid market with institutional buyers exists for Corporate Loans. A Fund monitors each type of Corporate Loan in which it is invested to determine whether it is liquid consistent with the Fund’s liquidity risk management program.
A Fund may purchase Corporate Loans by assignment from a participant in the original syndicate of lenders or from subsequent assignees of such interests, or can buy a participation in a loan. A Fund may also purchase participations in the original syndicate making Corporate Loans. Loan participations typically represent indirect participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. Economic and other events (whether real or perceived) can reduce the demand for certain Corporate Loans or Corporate Loans more generally, which may reduce market prices and cause a Fund’s net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted. Loans and other debt instruments are also subject to the risk of price declines due to increases in prevailing interest rates, although floating-rate debt instruments are less exposed to this risk than fixed-rate debt instruments. Interest rate changes may also increase prepayments of debt obligations and require a Fund to invest assets at lower yields. No active trading market may exist for certain Loans, which may impair the ability of a Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded Loans.
Cybersecurity Risk
With the increased use of technologies such as the Internet to conduct business, a Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting the Adviser, sub-adviser(s) and other service providers (including, but not limited to, Fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a Fund invests, counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for Fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While a Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a Fund or its shareholders. A Fund and its shareholders could be negatively impacted as a result.
Debt Obligations
A Fund, subject to its investment strategies and policies, may invest in corporate bonds and other evidences of corporate indebtedness (“debt securities”), including debt securities issued by companies involved in publicly announced mergers, takeovers and other corporate reorganizations, including reorganizations undertaken pursuant to Chapter 11 of the U.S. Bankruptcy Code or may be exposed to debt securities through derivative instruments.
Although generally not as risky as the equity securities of the same issuer, debt securities may gain or lose value due to changes in interest rates and other general economic conditions, industry fundamentals, market sentiment and the issuer’s operating results, balance sheet and credit ratings. The market value of debt securities issued by companies involved in pending corporate mergers and takeovers may be determined in large part by the status of the transaction and its eventual outcome, especially if the debt securities are subject to change-of-control provisions that entitle the holder to be paid par value or some other specified dollar amount upon completion of the merger or takeover. Accordingly, the principal risk associated with investing in these debt securities is the possibility that the transaction may not be completed.

AQR Funds–Statement of Additional Information12
Depositary Receipts
A Fund, subject to its investment strategies and policies, may purchase American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and Thailand Non-Voting Depositary Receipts (“NVDRs”). ADRs, EDRs, GDRs and NVDRs are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the political and economic risks of the underlying issuer’s country, as well as in the case of depositary receipts traded on non-U.S. markets, exchange risk. ADRs, EDRs, GDRs and NVDRs may be sponsored or unsponsored. The issuer of a sponsored receipt typically bears certain expenses of maintaining the depositary receipt facility. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid. Holders of unsponsored receipts generally bear all the costs of the depositary receipt facility. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications.
Distressed Investments
A Fund may invest in distressed investments, the issuers of which are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy. A Fund’s investments in such distressed securities typically may involve the purchase of high-yield bonds, bank debt, corporate loans or other indebtedness of such companies. A Fund may also invest in distressed investments issued by governmental entities, including municipal bonds and sovereign debt. Distressed investments may present a substantial risk of default or may be in default at the time of investment. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any restructuring, reorganization or liquidation proceeding relating to an investment, a Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of the issuer. This risk may be heightened when a Fund has invested in distressed instruments of private or governmental issuers outside of the United States. The Adviser’s or Sub-Adviser's judgments about the credit quality of a financially distressed issuer and the relative value of its securities may prove to be wrong. No active trading market may exist for certain distressed investments, including Corporate Loans, which may impair the ability of a Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded distressed investments. See also “Emerging Markets Investments,” “Foreign Government Debt Obligations,” “Foreign Investments” and “Municipal Obligations” below.
Emerging Markets Investments
A Fund, subject to its investment strategies and policies, may invest in emerging markets investments, which have exposure to the risks discussed below relating to foreign instruments more generally, as well as certain additional risks. A high proportion of the shares of many issuers in emerging market countries may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. The prices at which investments may be acquired may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by a Fund in particular securities. In addition, emerging market investments are susceptible to being influenced by large investors trading significant blocks of securities.
Emerging market stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. The securities industries in these countries are comparatively underdeveloped. Emerging securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States and other more developed securities markets. Stockbrokers and other intermediaries in the emerging markets may not perform as well as their counterparts in the United States and other more developed securities markets.
Political and economic structures in many emerging market countries are undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States and other more developed nations. Certain of such countries may have, in the past, failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of investments in those countries and the availability of additional investments in those countries. The laws of countries in emerging markets relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain or enforce a judgment in the courts of these countries than it is in the United States. Although some governments in emerging markets have instituted economic reform policies, there can be no assurances that such policies will continue or succeed.

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Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of a Fund to buy, sell, receive or deliver these securities.
Investments in China A-shares
A Fund may invest in equity securities of companies domiciled in the People’s Republic of China (“PRC”) that are listed and traded on the Shanghai Stock Exchange and the Shenzhen Stock Exchange (“China A-shares”). Historically, foreign investors have been restricted from investing in China A-shares, other than through a license granted under regulations in the PRC that permits investment in China A-shares only up to a specified quota. In November 2014, Hong Kong Exchanges and Clearing Limited (“HKEx”), the Shanghai Stock Exchange and China Securities Depository and Clearing Corporation Limited (“ChinaClear”) launched the Shanghai-Hong Kong Stock Connect program, an investment channel that established cross-border, mutual stock market access. The Shenzhen-Hong Kong Stock Connect program (together with the Shanghai-Hong Kong Stock Connect program, “Stock Connect”) launched in 2016. Stock Connect provides foreign investors, such as a Fund, access to invest in China A-shares through their brokers in Hong Kong without obtaining a license.
Investments in Chinese securities involve the risks of investing in emerging markets, which may include an authoritarian government, nationalization or expropriation of private assets, less developed markets and currency devaluations. China A-shares are settled only in Renminbi (“RMB”), which may subject a Fund to the risk of currency fluctuations. Trading on the Shanghai Stock Exchange and the Shenzhen Stock Exchange is also subject to daily price limits. Orders for China A-shares may not vary from the previous day’s closing price by more than 10%. There can be no assurance that a liquid market will exist for any particular China A-share.
Investments through Stock Connect may be subject to additional risks. Stock Connect recently launched and regulations governing access to and use of Stock Connect are untested. The regulations are subject to change and there is no certainty as to how the regulations will be applied or interpreted. Regulators in the PRC or Hong Kong may issue additional regulations that impact a foreign investor’s ability to transact in China A-shares through Stock Connect, which regulations may adversely impact a Fund. Investments in China A-shares through Stock Connect are subject to Chinese securities regulations and listing rules. Securities regulations implemented in the PRC and Hong Kong differ significantly and trading through Stock Connect may give rise to issues based on these differences. Different fees, costs and taxes are imposed on foreign investors acquiring China A-shares through Stock Connect, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure.
The Hong Kong Securities Clearing Company Limited, a wholly-owned subsidiary of HKEx (“HKSCC”), and ChinaClear are responsible for the clearing, settlement and the provision of depository, nominee and other related services for trades initiated by investors in their respective markets. China A-shares purchased by a foreign investor through Stock Connect are held in an omnibus account registered in the name of HKSCC, as nominee on behalf of investors. The nature and rights, and methods of enforcing any rights, of a Fund as beneficial owner of China A-shares held through HKSCC as nominee are not well-defined under PRC law. There is lack of a clear definition of, and distinction between, legal ownership and beneficial ownership under PRC law and there have been few cases involving a nominee account structure in the PRC courts. The exact nature and methods of enforcement of the rights and interests of a Fund under PRC law is also uncertain. In the event that HKSCC becomes subject to winding up proceedings in Hong Kong there is a risk that the China A-shares may not be regarded as held for the beneficial ownership of a Fund or as part of the general assets of HKSCC available for general distribution to its creditors. Notwithstanding the fact that HKSCC does not claim proprietary interests in the China A-shares held in its omnibus stock account at ChinaClear, ChinaClear as the share registrar for China A-shares will still treat HKSCC as one of the shareholders when it handles corporate actions in respect of such China A-shares. HKSCC monitors the corporate actions affecting China A-shares and keeps participants of HKEx’s Central Clearing and Settlement System (“CCASS”) informed of all such corporate actions that require CCASS participants to take steps in order to participate in them. Investors may only exercise their voting rights by providing their voting instructions to the HKSCC through participants of the CCASS. All voting instructions from CCASS participants will be consolidated by HKSCC, who will then submit a combined single voting instruction to the relevant listed company.
A Fund’s investments in China A-shares through Stock Connect are not covered by Hong Kong’s Investor Compensation Fund. Hong Kong’s Investor Compensation Fund is established to pay compensation to investors of any nationality who suffer pecuniary losses as a result of default of a licensed intermediary or authorized financial institution in relation to exchange-traded products in Hong Kong. In addition, since a Fund is carrying out trading in China A-shares through securities brokers in Hong Kong but not PRC brokers, it is not protected by the China Securities Investor Protection Fund in the PRC.
Trading through Stock Connect may only be done on days when both PRC and Hong Kong markets are open for trading and when banking services in both markets are available on the corresponding settlement days. If either market is closed, a Fund will not be able to buy or sell China A-shares through Stock Connect in a timely manner. Therefore, an

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investment in China A-shares through Stock Connect may subject a Fund to the risk of price fluctuations on days where the Chinese market is open, but Stock Connect is not trading. Additionally, same day trading in China A-shares is not permitted. China A-shares will settle on the trade date (T), with cash settlement on the following day (T+1). An investor transacting in China A-shares must have a cash amount not less than the purchase price, or a number of shares not less than the size of the sell order, in its brokerage account on the day prior to the trade date. If an investor does not have sufficient funds or shares in its account, the investor’s buy or sell order will be rejected. The Hong Kong Stock Exchange conducts pre-trading checks to ensure compliance with these requirements.
Foreign investors trading China A-shares through Stock Connect are not subject to any individual investment quotas on trading activity, but are subject to daily quotas on the level of all trading activity through Stock Connect on a “net buy” basis. The Hong Kong Stock Exchange tracks daily trading activity in China A-shares through Stock Connect in real time. If trading activity on any given day exceeds the daily quota, buy orders will not be accepted for the rest of that trading day, unless cancellation orders result in a positive daily quota balance during the trading day. Investors may continue to sell China A-shares or input order cancellation requests after the daily quota has been exceeded. The investment quotas may restrict a Fund from investing in China A-shares on a timely basis, which could adversely affect the Fund’s ability to effectively pursue its investment strategy, and such quotas are subject to change.
China A-shares purchased through Stock Connect may only be sold through Stock Connect and are not otherwise transferable. China A-shares designated as eligible for trading through Stock Connect may lose such designation at any time, and thereafter may be sold, but not purchased, through Stock Connect. Moreover, since all trades of eligible China A-shares through Stock Connect must be settled in RMB, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed.
Equity Securities
A Fund, subject to its investment strategies and policies, may purchase equity securities or be exposed to equity securities through derivative instruments. Equity securities may include common and preferred stock, convertible securities, private investments in public equities (PIPEs), depositary receipts and warrants. Common stock represents an equity or ownership interest in a company. This interest often gives a Fund the right to vote on measures affecting the company’s organization and operations. Equity securities have a history of long-term growth in value, but their prices tend to fluctuate in the shorter term. Preferred stock generally does not exhibit as great a potential for appreciation or depreciation as common stock, although it ranks above common stock in its claim on income for dividend payments.
The market value of all securities, including equity securities, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth.
Exchange-Traded Funds (“ETFs”)
A Fund, subject to its investment strategies and policies, may purchase shares of ETFs. ETFs are investment companies whose shares are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. Tracking error, the divergence of an ETF’s performance from that of its underlying index, may arise due to imperfect correlation between the ETF’s portfolio securities and those in its index, rounding of prices, timing of cash flows, the ETF’s size, changes to the index and regulatory requirements. A Fund could purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities or commodities they are designed to track, although a lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities or commodities. ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. See also “Securities of Other Investment Companies” below.
Exchange Traded Notes (“ETNs”)
Certain Funds may invest in ETNs. ETNs are generally notes representing debt of an issuer, usually a financial institution. ETNs combine aspects of both bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.
The value of an ETN may be influenced by, among other things, time to maturity, levels of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair

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price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential returns, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.
Because the return on an ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite there being no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.
There may be restrictions on a Fund’s right to redeem its investment in an ETN, which is generally meant to be held until maturity. A Fund’s decision to sell its ETN holdings may be limited by the unavailability or limited nature of a secondary market. A Fund could lose some or all of the amount invested in an ETN.
Foreign Government Debt Obligations
Investments in sovereign debt obligations involve special risks which are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the NAV of a Fund, to the extent it invests in such securities, may be more volatile than prices of U.S. debt issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.
A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.
Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt. To the extent that a sovereign debtor is currently undergoing, or in the future enters into, a restructuring of its debt or defaults on its obligations, a Fund will be subject to additional risks and the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its initial investment. See also “Distressed Investments” above.
Foreign Investments
A Fund, subject to its investment strategies and policies, may invest, either directly or via exposure through a derivative instrument, in securities and other investments (which may be denominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities and foreign governments or their agencies or instrumentalities, and in securities issued by U.S. corporations denominated in non-U.S. currencies. All such investments are referred to as “foreign instruments.”
Investing in foreign instruments offers potential benefits not available from investing solely in securities of domestic issuers, including the opportunity to invest in foreign issuers that appear to offer investment potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. Investments in foreign instruments present additional risks and considerations not typically associated with investments in domestic securities: reduction of income due to foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less trading volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the United States; less regulation of foreign issuers, stock exchanges and brokers than in the United States; greater difficulties in commencing lawsuits and obtaining judgments in foreign courts; higher brokerage commission rates than in the United States; increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities; requirement of payment for investments prior to settlement possibilities in some countries of expropriation, confiscatory taxation, political, financial

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or social instability or adverse diplomatic developments; repercussions of, or retaliatory measures resulting from, sanctions imposed by other nations and/or supranational entities; and unfavorable differences between the United States economy and foreign economies. In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.
Foreign Exchange Risk and Currency Transactions
The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.
Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used to (i) gain exposure to a particular currency or currencies as a part of a Fund’s investment strategy, (ii) when a security denominated in a foreign currency is purchased or sold, or (iii) when the receipt in a foreign currency of dividend or interest payments on such a security is anticipated. With respect to subparagraphs (ii) and (iii), a forward contract can then “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when the Adviser or Sub-Adviser, as appropriate, believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. Cross-hedging may be used by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency. Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. Forward contracts may also be used to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets.
The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) includes foreign exchange forwards in the definition of “swap” as well as over-the-counter (“OTC”) derivatives and therefore contemplates that certain of these contracts may be exchange-traded, cleared by a clearinghouse and otherwise regulated by the Commodity Futures Trading Commission (the “CFTC”). The CFTC has been granted authority to regulate forward foreign currency contracts and many of the final regulations already adopted by the CFTC will apply to such contracts, however a limited category of forward foreign currency contracts were excluded from certain of the Dodd-Frank Act regulations by the Secretary of the U.S. Treasury Department. Therefore, trading by the Funds in forward foreign currency contracts excluded by the Treasury Department is not subject to the CFTC regulations to which trading in other forward foreign currency contracts is subject.
Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an OTC trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as a counterparty.
Currency swaps involve the exchange of rights to make or receive payments in specified currencies and are individually negotiated. The entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Fund’s performance may be adversely affected as the Adviser or Sub-Adviser may be incorrect in its forecasts of market value and currency exchange rates.
Forwards, Futures, Swaps and Options
As described below, a Fund may purchase and sell in the U.S. or abroad futures contracts, forward contracts, swaps and put and call options on securities, futures, securities indices, swaps and currencies. In the future, a Fund may employ instruments and strategies that are not presently contemplated, but which may be subsequently developed, to the extent such investment methods are consistent with such Fund’s investment objectives, and are legally permissible. There can be no assurance that an instrument, if employed, will be successful.

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A Fund may buy and sell these investments for a number of purposes, including hedging, investment or speculative purposes. For example, it may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a substitute for purchasing individual securities. Some of these strategies, such as selling futures, buying puts and writing covered calls, may be used to hedge a Fund’s portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, tend to increase a Fund’s exposure to the securities market.
Special Risk Factors Regarding Forwards, Futures, Swaps and Options
Transactions in derivative instruments (e.g., futures, options, forwards, and swaps) involve a risk of loss or depreciation due to: unanticipated adverse changes in securities or commodities prices, interest rates, indices, the other financial instruments’ prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge (if the derivative instrument is being used for hedging purposes); tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed the amount invested in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised. Transaction costs are incurred in opening and closing positions.
A Fund’s use of swaps, futures contracts, options, forward contracts and certain other derivative instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset underlying a derivative instrument and results in increased volatility, which means a Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use derivative instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in a Fund’s exposure to an asset and may cause the Fund’s NAV to be volatile. For example, if the Adviser seeks to gain enhanced exposure to a specific asset through a derivative instrument providing leveraged exposure to the asset and that derivative instrument increases in value, the gain to a Fund will be enhanced; however, if that investment decreases in value, the loss to the Fund will be magnified. A decline in a Fund’s assets due to losses magnified by the derivative instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that a Fund’s use of derivative instruments to obtain enhanced exposure will enable the Fund to achieve its investment objective.
A Fund’s success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and a Fund’s assets.
OTC derivative instruments involve an increased risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. Further, under certain circumstances commodity exchanges or regulators may impose limits that are lower than current open equity in a given futures contract, such limit changes have the potential to cause liquidation of positions and may adversely affect a Fund. Certain purchased OTC options, and assets used as cover for written OTC options, may be considered illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty.
Regulations adopted by prudential regulators will require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund’s ability to terminate existing derivatives agreements or to realize amounts to be received under such agreements.
The use of derivatives is a highly specialized activity that involves skills different from conducting ordinary portfolio securities transactions. There can be no assurance that the Adviser’s or Sub-Adviser's use of derivative instruments will be advantageous to a Fund.

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Regulatory Matters Regarding Forwards, Futures, Swaps and Options
The Funds and, if applicable, any Cayman Island subsidiary through which they invest are subject to regulation by the CFTC as commodity pools and the Adviser is subject to regulation by the CFTC as a commodity pool operator (“CPO”) with respect to the Funds under the Commodity Exchange Act (“CEA”). The Adviser does not currently rely on an exclusion from the definition of CPO in CFTC Rule 4.5 with respect to any of the Funds.
Transactions in futures and options by any of the Funds are subject to limitations established by futures and option exchanges governing the maximum number of futures and options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the futures or options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus the number of futures or options which a Fund may write or hold may be affected by futures or options written or held by other entities, including other investment companies advised by the Adviser or Sub-Adviser (or an adviser that is an affiliate of the Funds’ Adviser or Sub-Adviser). An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.
Forward Contracts
A forward contract is an obligation to purchase or sell a specific security, currency or other instrument for an agreed price at a future date that is individually negotiated and privately traded by traders and their customers. In contrast to contracts traded on an exchange (such as futures contracts), forward contracts are not guaranteed by any exchange or clearinghouse and are subject to the creditworthiness of the counterparty of the trade. Forward contracts are highly leveraged and highly volatile, and a relatively small price movement in a forward contract may result in substantial losses to a Fund. To the extent a Fund engages in forward contracts to generate return, the Fund will be subject to these risks.
Forward contracts are not always standardized and are frequently the subject of individual negotiation between the parties involved. By contrast, futures contracts are generally standardized and futures exchanges have central clearinghouses which keep track of all positions.
Because there is no clearinghouse system applicable to forward contracts, there is no direct means of offsetting a forward contract by purchase of an offsetting position on the same exchange as one can with respect to a futures contract. Absent contractual termination rights, a Fund may not be able to terminate a forward contract at a price and time that it desires. In such event, a Fund will remain subject to counterparty risk with respect to the forward contract, even if the Fund enters into an offsetting forward contract with the same, or a different, counterparty. If a counterparty defaults, a Fund may lose money on the transaction.
Depending on the asset underlying the forward contract, forward transactions can be influenced by, among other things, changing supply and demand relationships, government commercial and trade programs and policies, national and international political and economic events, weather and climate conditions, insects and plant disease, purchases and sales by foreign countries and changing interest rates.
Futures Contracts
U.S. futures contracts are traded on organized exchanges regulated by the CFTC. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. The Funds may also invest in volatility index futures contracts and non-U.S. futures contracts.
There are several risks in connection with the use of futures by the Funds. In the event futures are used by a Fund for hedging purposes, one risk arises because of the imperfect correlation between movements in the price of futures and movements in the price of the instruments which are the subject of the hedge. The price of futures may move more than or less than the price of the instruments being hedged. If the price of futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective, but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, a Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge.
To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Adviser or Sub-Adviser. Conversely, the Funds may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract

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being used, or if otherwise deemed to be appropriate by the Adviser or Sub-Adviser. It is also possible that, when a Fund sells futures to hedge its portfolio against a decline in the market, the market may advance and the value of the futures instruments held in the Fund may decline.
Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities that were to be purchased.
Successful use of futures to hedge portfolio securities protects against adverse market movements but also reduces potential gain. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements (as described below). Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.
The Funds may also use futures to attempt to gain exposure to a particular market, index, security, commodity or instrument or for speculative purposes to increase return. One or more markets, indices or instruments to which a Fund has exposure through futures may go down in value, possibly sharply and unpredictably. This means a Fund may lose money.
The price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser or Sub-Adviser, as applicable, may still not result in a successful hedging transaction over a short time frame (in the event futures are used for hedging purposes).
Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. When there is no liquid market, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin (as described below). In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.
Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodities exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover equity.
Stock Index Futures
A Fund may invest in stock index futures. A stock index assigns relative values to the common stocks included in the index and fluctuates with the changes in the market value of those stocks.
Stock index futures are contracts based on the future value of the basket of securities that comprise the underlying stock index. The contracts obligate the seller to deliver and the purchaser to take cash to settle the futures transaction or to enter into an obligation contract. No physical delivery of the securities underlying the index is made on settling the futures obligation. No monetary amount is paid or received by a Fund on the purchase or sale of a stock index future. At any time prior to the expiration of the future, a Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and additional cash is required to be paid by or released to

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the Fund. Any gain or loss is then realized by a Fund on the future for tax purposes. Although stock index futures by their terms call for settlement by the delivery of cash, in most cases the settlement obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.
Futures Contracts on Securities
The Funds may purchase and sell futures contracts on securities. A futures contract sale creates an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase creates an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.
Although futures contracts on securities by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without making or taking delivery of securities. A Fund may close out a futures contract sale by entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, a Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, a Fund pays the difference and realizes a loss. Similarly, a Fund may close out of a futures contract purchase by entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, a Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss. Accounting for futures contracts will be in accordance with generally accepted accounting principles.
Volatility Index Futures
A Fund may take long and short positions in volatility index futures. A volatility index generally attempts to reflect the projected future volatility of a specific market index by calculating the average price of listed options on the specific market index. For example, a Fund may invest in futures on the CBOE Volatility Index, which is designed to estimate the expected volatility of the S&P 500 Index over a 30-day period pursuant to a calculation based on the midpoint of bid and ask quotes for options on the S&P 500 Index.
The prices of options on market indices have tended to increase during periods of heightened volatility in the underlying market and decrease during periods of greater stability in the underlying market, which would result in increases or decreases, respectively, in the level of the volatility index. Investments in volatility index futures are subject to the risk that a Fund is incorrect in its forecast of volatility for the underlying index, and may have the potential for unlimited loss. To the extent a Fund purchases and sells volatility index futures, a Fund will be exposed to increased levels of volatility.
Swap Agreements
A Fund may enter into swap agreements with respect to securities, futures, currencies, indices, commodities and other instruments. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors, including securities, futures, currencies, indices, commodities and other instruments. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security or commodity prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.
Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange.
Some swap agreements entered into by a Fund would calculate the obligations of the parties to the agreements on a “net” basis. Consequently, a Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of liquid assets in accordance with SEC staff guidance.

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Forms of swap agreements also include cap, floor and collar agreements. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.
Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund’s exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, whether in respect of periodic payments or margin, the Fund must be prepared to make such payments when due.
A Fund’s use of swap agreements may not be successful in furthering its investment objective, as the Adviser or Sub-Adviser, as appropriate, may not accurately predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may also be considered to be illiquid. If such instruments are determined to be illiquid, then a Fund will limit its investment in these instruments subject to its limitation on investments in illiquid securities. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.
Certain restrictions imposed on the Funds by the Code may limit each of the Funds’ ability to use swap agreements. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
Global regulatory changes could adversely affect a Fund by restricting its trading activities and/or increasing the costs or taxes to which its investors are subject. The Dodd-Frank Act in the U.S., and the European Market Infrastructure Regulation (“EMIR”) in the European Union (among others), grant prudential and financial regulators (notably the SEC and CFTC in the U.S. and European Securities and Markets Authority in the European Union) the jurisdictional and rulemaking authority necessary to impose comprehensive regulations on the OTC and cleared derivatives markets. These regulations include, but are not limited to, requirements relating to disclosure, trade processing, trade reporting, margin and registration requirements. Under the Dodd-Frank Act, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with a Fund. Shares of other investment companies in which a Fund invests generally may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through 2020. The implementation of these margin requirements with respect to OTC swaps, as well as the other types of regulations described above and other global regulatory initiatives, could adversely impact the Funds by increasing transaction costs and/or regulatory compliance costs, limiting the availability of certain derivatives or otherwise adversely affecting the value or performance of derivatives that each Fund trades. Other potentially adverse regulatory obligations can develop suddenly and be imposed without notice.
Credit Default Swap Agreement (“CDS”) and Credit Default Index Swap Agreement Risk (“CDX”)
The Funds may enter into credit default swap agreements, credit default index swap agreements and similar agreements as a “buyer” or as a “seller” of credit protection. The credit default swap agreement or similar instruments may have as reference obligations one or more securities that are not then held by a Fund. The protection “buyer” in a credit default swap agreement is generally obligated to pay the protection “seller” a periodic stream of payments over the term of the agreement, provided generally that no credit event on a reference obligation has occurred. In addition, at the inception of the agreement, the protection “buyer” may receive or be obligated to pay an additional up-front amount depending on the current market value of the contract. With respect to credit default swap agreements whereby a Fund is a “buyer” of credit protection and that are contractually required to cash settle, the Fund sets aside liquid assets in an amount equal to a Fund’s daily marked-to-market net obligations under the contracts. For credit default swap agreements whereby the Fund is a “buyer” of credit protection and that are contractually required to physically settle, or for credit default swap agreements whereby the Fund is deemed to be a “seller” of credit protection, the Fund sets aside the full notional value of such contracts. If a credit event occurs, an auction process is used to determine the “recovery value” of the contract. The seller then must pay the buyer the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund’s net cash flows over the life of the contract will be the initial up-front amount paid or received minus the sum of the periodic payments made over the life of the contract. However, if a credit event occurs, a Fund may elect to receive a cash amount equal to the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. As a seller of protection, a Fund generally receives a fixed rate of income throughout the term of the swap provided that there is no credit event. In

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addition, at the inception of the agreement, a Fund may receive or be obligated to pay an additional up-front amount depending on the current market value of the contract. If a credit event occurs, a Fund will be generally obligated to pay the buyer the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. Credit default swaps could result in losses if the Adviser does not correctly evaluate the creditworthiness of the underlying instrument on which the credit default swap is based. Additionally, if a Fund is a seller of a credit default swap and a credit event occurs, the Fund could suffer significant losses.
Swaps on Equities, Currencies, Commodities and Futures
A Fund may enter into swaps with respect to a security, currency, commodity or futures contract (each, an “asset”); basket of assets; asset index; or index component (each, a “reference asset”). An equity, currency, commodity or futures swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference asset during the period of the swap. The payments based on the reference asset may be adjusted for transaction costs, interest payments, the amount of dividends paid on the referenced asset or other economic factors.
Equity, currency, commodity or futures swap contracts may be structured in different ways. For example, with respect to an equity swap, when a Fund takes a long position, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, a Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock.
Therefore, in this case the return to a Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by the Fund on the notional amount. In other cases, when a Fund takes a short position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular stock (or group of stocks) short, less the dividend expense that the Fund would have paid on the stock, as adjusted for interest payments or other economic factors. In these situations, a Fund may be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested in such stock.
Equity, currency, commodity or futures swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to these swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to the swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Inasmuch as these transactions are offset by segregated cash or liquid assets to cover each of the Funds’ current obligations (or are otherwise covered as permitted by applicable law), the Funds and the Adviser or Sub-Adviser believe that these transactions do not constitute senior securities under the 1940 Act.
Equity, currency, commodity or futures swaps are derivatives and their value can be very volatile. To the extent that the Adviser or Sub-Adviser, as applicable, does not accurately analyze and predict future market trends, the values of assets or economic factors, a Fund may suffer a loss, which may be substantial. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid.
Total Return and Interest Rate Swaps
In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread.
Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met. Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

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Interest rate and total return swaps entered into in which payments are not netted may entail greater risk than a swap entered into on a net basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.
Writing Call Options
A Fund may write covered calls. When a Fund writes a call on an investment, it receives a premium and agrees to sell the callable investment to a purchaser of a corresponding call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the underlying investment) regardless of market price changes during the call period. The call may be exercised at any time during the call period. A Fund writing call options attempts to realize, through the receipt of premiums, a greater return than would be realized on the underlying investment. By writing covered call options, a Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining. To terminate its obligation on a call it has written, a Fund may purchase a corresponding call in a “closing purchase transaction.” A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium received on the call a Fund has written is more or less than the price of the call such Fund subsequently purchased. A profit may also be realized if the call lapses unexercised because the Fund retains the underlying investment and the premium received. If a Fund could not effect a closing purchase transaction due to the lack of a market, it would have to hold the callable investment until the call lapsed or was exercised. A Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund enters into a closing purchase transaction.
A Fund may also write an uncovered call (i.e., the Fund does not hold the underlying security) or calls on futures without owning a futures contract on deliverable securities, provided that at the time the call is written, the Fund covers the call with an equivalent dollar value of deliverable securities, cash or liquid assets. A Fund writing uncovered call options attempts to realize income without committing capital to the ownership of the underlying securities or instruments. Uncovered calls are riskier than covered calls because there is no underlying security held by a Fund that can act as a partial hedge. Each Fund will cover with additional liquid assets if the value of the segregated assets drops below 100% of the current market value of the underlying instrument. Uncovered calls have speculative characteristics and the potential for loss is unlimited. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security or instrument above the exercise price of the option. When an uncovered call option on a security is exercised, a Fund must purchase the underlying security to meet its call obligation. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. The securities necessary to satisfy the exercise of an uncovered call option may be unavailable for purchase, except at much higher prices, thereby reducing or eliminating the value of the premium. If the purchase price exceeds the exercise price, a Fund will lose the difference. Purchasing securities to cover the exercise price of an uncovered call option can cause the price of the securities to increase, thereby exacerbating the loss.
Writing Put Options
A put option on a security or futures contract gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. The put may be exercised at any time during the option period. The premium a Fund receives from writing a put option represents a profit, as long as the price of the underlying investment remains above the exercise price. However, the Fund (as the writer of the put) has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Fund (as the writer of the put) realizes a gain in the amount of the premium less transaction costs. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.
When writing put options on securities or futures contracts, to secure its obligation to pay for the underlying security or futures contract, a Fund will either (i) segregate on its records cash or liquid assets equal to the exercise price of the option less margins or deposits; (ii) sell the underlying security short at a price at least equal to the strike price or (iii) purchase a put option with a strike price at least equal to the strike price of the put option sold. A Fund therefore may have to forego certain opportunities to invest the assets used to cover the obligation. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the exchange or broker-dealer through whom such option was sold, requiring the Fund to exchange currency at the specified rate of exchange (in the context of puts on currencies) or to take delivery of the underlying security against payment of the exercise price. A Fund may have no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which the Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

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A Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security or instrument from being put. Furthermore, effecting such a closing purchase transaction will permit the Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by that Fund. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.
Purchasing Puts and Calls
A Fund may purchase calls to protect against the possibility that the Fund’s portfolio will not participate in an anticipated rise in the securities market. When a Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on stock indices, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. In purchasing a call, a Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the exercise price, transaction costs, and the premium paid, and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment. When a Fund purchases a call on a stock index, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund.
When a Fund purchases a put, it pays a premium and, except as to puts on stock indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Fund owns (a “protective put”) enables that Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration and the Fund will lose the premium payment and the right to sell the underlying investment. However, the put may be sold prior to expiration (whether or not at a profit).
Puts and calls on securities indices or securities index futures are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the stock market generally) rather than on price movements of individual securities or futures contracts. When a Fund buys a call on a securities index or securities index future, it pays a premium. If a Fund exercises the call during the call period, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the securities index or securities index future upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the call and the exercise price of the call times a specified multiple (the “multiplier”) which determines the total dollar value for each point of difference. When a Fund buys a put on a securities index or securities index future, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund’s exercise of its put, to deliver cash to the Fund to settle the put if the closing level of the securities index or securities index future upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.
When a Fund purchases a put on a securities index, or on a securities index future not owned by it, the put protects the Fund to the extent that the index moves in a similar pattern to the securities the Fund holds. The Fund can either resell the put or, in the case of a put on a stock index future, buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price, and as a result the put is not exercised, the put will become worthless on the expiration date. In the event of a decline in price of the underlying investment, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.
Options on Futures Contracts
Investments in options on futures contracts involve some of the same considerations that are involved in connection with investments in future contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

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Privately Negotiated Options
A Fund may also invest in privately negotiated option contracts (each, a “Private Option”). Generally, an option buyer negotiates with a bank or investment bank to buy a Private Option with contract terms that are more flexible than standardized exchange traded options. Under a Private Option contract, the buyer generally controls the length of the contract, the notional amount, and the asset or basket of securities comprising the reference portfolio that determines the value of the Private Option.
Private Options will generally have a term ranging from 12 to 60 months. A Fund may buy Private Options that will be based on an asset or a basket of securities (the “Basket”) selected by the Adviser or Sub-Adviser in accord with a Fund’s investment objective and approved by the counterparty (the “Counterparty”). The Basket may be comprised of securities that include common and preferred stock, government and private issuer debt (including convertible and non-convertible debt), options and futures contracts, limited partnership interests (including interests in so-called “hedge funds”) and shares of registered investment companies. During the term of a Private Option, the Adviser or Sub-Adviser expects to have a limited right to modify the notional amount of the Private Option and the assets that comprise the Basket.
As with more traditional options, a Private Option will allow for the use of economic leverage without incurring risk beyond the amount of premium and related fees (the “Premium”) paid for the Private Option. The Private Option will be structured so that it allows a Fund to benefit from an increase in the value of the Basket without owning the assets that comprise the Basket. Upon a decline in the value of the Basket, a Fund may lose all or a portion of the Premium paid for the Private Option. A Fund’s gain or loss may be magnified by writing the Private Option with reference to a much larger notional amount of the Basket than the Premium being paid by the Fund.
Upon the termination or expiration of a Private Option, a Fund will be entitled to receive from the Counterparty a cash payment (the “Settlement Price”), which is based on the change in value of the Basket serving as a benchmark for that Private Option. In no event will a Fund have the right to acquire the assets that comprise the Basket. The Settlement Price may reflect deductions for fees and an interest-equivalent amount payable to the Counterparty for establishing the Private Option. The Settlement Price will typically be payable to a Fund within a specified number of business days after termination or expiration of the Private Option. Any Private Option that does not require payment of the Settlement Price within seven calendar days after termination or expiration or that cannot be terminated by a Fund at any time will be treated as an illiquid asset.
The Counterparty will generally have the right to terminate a Private Option at any time prior to maturity. If the Basket does not sufficiently increase in value prior to termination or expiration, a Fund may still suffer losses even though the Basket increased in value because of fees and interest-equivalent amounts payable to the Counterparty or because the increase in value of the Basket has been insufficient to trigger a position settlement value.
The Counterparty to each Private Option will be a bank, financial institution, or an entity that is affiliated with either a bank or a financial institution with significant experience in the field of alternative investments. Each Counterparty will be one determined by the Adviser or Sub-Adviser to be creditworthy and approved by the Funds’ Board, including a majority of the Independent Directors. The Adviser, the Sub-Adviser and the Funds will not have any control over any hedging or similar techniques used by the Counterparty to attempt to ensure the Counterparty’s ability to perform under each Private Option. Likewise, neither the Adviser, the Sub-Adviser, nor the Funds will have any claim on securities or other property, if any, which may be purchased by the Counterparty in connection with the Private Option. Should the Counterparty be unable to perform its obligations under a Private Option, then the Company could lose all or a portion of the Premium and the gain, if any, relating to such Private Option.
Additional Information Regarding Options
The Funds’ Custodian or a securities depository acting for the Custodian, will act as the Funds’ escrow agent, through the facilities of Options Clearing Corporation (“OCC”), as to the investments on which the Funds have written options traded on exchanges or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the option or upon the Funds’ entering into a closing transaction. An option position may be closed out only on a market, which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.
When a Fund writes an OTC option, it will enter into an arrangement with a primary U.S. Government securities dealer, which would establish a formula price at which such Fund would have the absolute right to purchase that OTC option.
A Fund’s option activities may affect its turnover rate and brokerage commissions. The exercise by a Fund of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within a Fund’s control, holding a put might cause a Fund to sell the related investments for reasons which would not exist in the absence of the put. Each Fund will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options are

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small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading options could result in a Fund’s net asset value being more sensitive to changes in the value of the underlying investments.
Hybrid Instruments
A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid instrument could be tied (positively or negatively) to the price of some currency or securities index or another interest rate (each, a “benchmark”). The interest rate or the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.
Hybrids can be used as an efficient means of pursuing a variety of investment strategies, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Fund.
Combined Transactions
A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions including forward currency contracts, multiple interest rate transactions and multiple swap transactions, and any combination of options, futures, currency, interest rate, and swap transactions (“component transactions”), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the Adviser or Sub-Adviser, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser’s or Sub-Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.
Hedging Transactions
The Adviser and Sub-Adviser, from time to time, employ various hedging techniques.
The success of a Fund’s hedging strategy will be subject to the Adviser’s or Sub-Adviser's ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of a Fund’s hedging strategy will also be subject to the Adviser’s and Sub-Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner.
Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of those portfolio positions or prevent losses if the values of those positions decline. Rather, it establishes other positions designed to gain from those same declines, thus seeking to moderate the decline in the portfolio position’s value. Such hedging transactions also limit the opportunity for gain if the value of the portfolio position should increase. For a variety of reasons, the Adviser or Sub-Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent a Fund from achieving the intended hedge or expose a Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs. The Adviser or Sub-Adviser may determine, in its sole discretion, not to hedge against certain risks and certain risks may exist that cannot be hedged. Furthermore, the Adviser or Sub-Adviser may not anticipate a particular risk so as to hedge against it effectively. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.
High Yield Securities
Non-investment grade or “high yield” fixed income or convertible securities, commonly known to investors as “junk bonds,” are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that the Adviser or Sub-Adviser believes are of comparable quality. While generally providing greater income and opportunity for gain, non-investment grade debt securities may be subject to greater risks than securities which have higher credit ratings, including a high risk of default, and their yields will fluctuate over time. High yield securities will generally be in the lower rating categories of recognized rating agencies (rated “Ba” or lower by Moody’s Investors Service, Inc. (“Moody’s”) or “BB” or lower by S&P Global Ratings (“S&P”)) or will be non-rated. The credit rating of a high yield security does not necessarily address its market value risk, and ratings may from time to time change, positively or

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negatively, to reflect developments regarding the issuer’s financial condition. High yield securities are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities.
The major risks in high yield bond investments include the following:
•	High yield bonds may be issued by less creditworthy companies. These securities are vulnerable to adverse changes in the issuer’s industry and to general economic conditions. Issuers of high yield bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.
•	The issuers of high yield bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer’s ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing. Issuers of high yield securities are often in the growth stage of their development and/or involved in a reorganization or takeover.
•	High yield bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations, which will potentially limit a Fund’s ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield securities have a lower degree of protection with respect to principal and interest payments then do investors in higher rated securities.
•	High yield bonds frequently have redemption features that permit an issuer to repurchase the security from a Fund before it matures. If an issuer redeems the high yield bonds, a Fund may have to invest the proceeds in bonds with lower yields and may lose income.
•	Prices of high yield bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of high yield bonds than on those of other higher rated fixed income securities.
•	The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, a Fund may have difficulty disposing of certain high yield securities due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the high yield security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing a Fund’s assets. Market quotations on high yield securities are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale. When the secondary market for high yield securities becomes less liquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value a Fund’s securities, and judgment plays a more important role in determining such valuations.
•	A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.
•	The high yield bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield securities may be affected by legislative and regulatory developments. These developments could adversely affect a Fund’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield securities, especially in a thinly traded market. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past.
•	The rating assigned by a rating agency evaluates the issuing agency’s assessment of the safety of a non-investment grade security’s principal and interest payments, but does not address market value risk. Because such ratings of the ratings agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Adviser performs its own analysis of the issuers whose non-investment grade securities a Fund holds. Because of this, a Fund’s performance may depend more on the Adviser’s own credit analysis than in the case of mutual funds investing in higher-rated securities.
In selecting non-investment grade securities, the Adviser or Sub-Adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of a Fund. The Adviser or Sub-Adviser monitors the issuers of non-investment grade securities held by a Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests.

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In the event that a Fund investing in high yield securities experiences an unexpected level of net redemptions, the Fund could be forced to sell its holdings without regard to the investment merits, thereby decreasing the assets upon which the Fund’s rate of return is based.
The costs attributable to investing in the high yield bond markets are usually higher for several reasons, such as higher investment research costs and higher commission costs.
Illiquid and Restricted Investments
Pursuant to Rule 22e-4 under the 1940 Act, a Fund may not acquire an illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Illiquid securities are investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If, after the time of acquisition, events cause this limit to be exceeded, a Fund will take steps to reduce the aggregate amount of illiquid investments as soon as reasonably practicable in accordance with the Fund’s written liquidity risk management program.
Repurchase agreements not entitling the holder to payment of principal in seven days, and certain “restricted securities” may be illiquid. A security is restricted if it is subject to contractual or legal restrictions on resale to the general public. A liquid institutional market has developed, however, for certain restricted securities such as repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. Thus, restrictions on resale do not necessarily indicate a lack of liquidity for the security. For example, if a restricted security may be sold to certain institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), or another exemption from registration under such Act, the Adviser or Sub-Adviser may determine that the security is not illiquid, in accordance with the Fund’s liquidity risk management program. With other restricted securities, however, there can be no assurance that a liquid market will exist for the security at any particular time. A Fund might not be able to dispose of such securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. Such holdings may be deemed to be illiquid.
To enable the Funds to sell restricted securities not registered under the 1933 Act, the Funds may have to cause those securities to be registered. The expenses of registration of restricted securities may be negotiated by a Fund with the issuer at the time such securities are purchased by such Fund, if such registration is required before such securities may be sold publicly. Securities having contractual restrictions on their resale might limit a Fund’s ability to dispose of such securities and might lower the amount realizable upon the sale of such securities.
In addition to the above, market conditions may cause a Fund to experience temporary mark-to-market losses, especially in less liquid positions, even in the absence of any selling of investments by the Fund.
Inflation-Linked Bonds
The Funds may invest in inflation-linked bonds, which are fixed income securities or other instruments whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon.
Inflation-linked securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-linked bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-linked bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-linked bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. A Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, if a Fund purchases inflation-linked bonds offered by foreign issuers, the rate of inflation measured by the foreign inflation index may not be correlated to the rate of inflation in the United States.

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The value of inflation-linked bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-linked bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-linked bonds. There can be no assurance, however, that the value of inflation-linked bonds will be directly correlated to changes in interest rates.
While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
In general, the measure used to determine the periodic adjustment of U.S. inflation-linked bonds is the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-linked bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
Any increase in the principal amount of an inflation-linked bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
IPOs and SEOs
“IPOs” or “New Issues” are initial public offerings of U.S. equity securities. “SEOs” are seasoned (i.e., secondary) equity offerings of U.S. equity securities. Investments in companies that have recently gone public have the potential to produce substantial gains for a Fund. However, there is no assurance that a Fund will have access to profitable IPOs or SEOs and therefore investors should not rely on any past gains from them as an indication of future performance. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs or SEOs may be highly volatile or may decline shortly after the initial public offering or seasoned equity offering. When an initial public offering or seasoned equity offering is brought to the market, availability may be limited and a Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.
Loans of Portfolio Securities
To attempt to increase its income or total return, a Fund may lend its portfolio securities to certain types of eligible borrowers. Each loan will be secured continuously by collateral in the form of cash, high quality money market instruments or securities issued by the U.S. government or its agencies or instrumentalities. Collateral will be received and maintained by a Fund’s custodian concurrent with delivery of the loaned securities and kept in a segregated account or designated on the records of the custodian for the benefit of the Fund. Initial collateral will have a market value at least equal to 105% of the then-current market value of loaned equity securities not denominated in U.S. dollars or Canadian dollars or not primarily traded on a U.S. exchange, or 102% of the then-current market value of any other loaned securities. For all loaned foreign equity securities, the borrower must increase the collateral on a daily basis if the then-current market value of the collateral becomes insufficient to meet certain minimum required collateral levels for the type of loaned security. For all other loaned securities, the borrower must increase the collateral only when the market value of the collateral is less than 100% of the then-current market value of the loaned securities. The borrower pays to the lending Fund an amount equal to any dividends or interest received on loaned securities. A Fund retains all or a portion of the interest received on investment of cash collateral and/or receives a fee from the borrower; however, the lending Fund will generally pay certain administrative and custodial fees in connection with each loan.
A Fund has a right to call a loan at any time and require the borrower to redeliver the borrowed securities to the Fund within the settlement time specified in the loan agreement or be subject to a “buy in.” A Fund will generally not have the right to vote securities while they are being loaned, but it is expected that the Adviser or Sub-Adviser, as applicable, will call a loan in anticipation of any important vote.
The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to a Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, which could result in Fund losses as well as regulatory consequences, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, a Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

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Securities lending will be conducted by a securities lending agent approved by the Trust’s Board of Trustees. The securities lending agent maintains a list of broker-dealers, banks or other institutions that it has determined to be creditworthy. A Fund will only enter into loan arrangements with borrowers on the approved list.
Margin Deposits and Cover Requirements
Margin Deposits for Futures Contracts
Unlike the purchase or sale of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker will be made on a daily basis as the price of the underlying instruments fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the price of the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser or Sub-Adviser, as applicable, may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate a Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to a Fund, and the Fund realizes a loss or gain.
Cover Requirements for Forward Contracts, Swap Agreements, Options, Futures and Options on Futures
Each Fund will comply with regulatory guidance and interpretations with respect to coverage of forwards, futures, swaps and options. In certain instances, these require segregation or “ear marking” by the Fund of cash or liquid securities on its books and records or with its custodian or a designated sub-custodian to the extent the Fund’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations. Each Subsidiary (as defined below) will comply with these asset segregation requirements to the same extent as the Fund that holds the Subsidiary’s securities.
For example, with respect to a futures contract that is cash settled, a Fund will cover (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. When entering into a futures contract that does not settle in cash (a physically settled futures contract), a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the full notional value of the contract. Alternatively, a Fund may “cover” its position by purchasing an option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund. For asset segregation purposes, physically settled futures contracts (and written options on such contracts), physically settled forward contracts and other applicable securities and instruments that settle physically will be treated as cash settled when a Fund has entered into a contractual arrangement with a third party futures commission merchant or other counterparty to off-set the Fund’s exposure under the contract and, failing that, to assign its delivery obligation under the contract to the counterparty. Use of this contractual off-setting approach exposes a Fund to counterparty risk. See also “Counterparty Risk” in each Fund’s Prospectus. It also expands the ability of a Fund to use futures and forwards, which involve additional risk. See also “Forwards, Futures, Swaps and Options—Special Risk Factors Regarding Forwards, Futures, Swaps and Options,” “Forwards, Futures, Swaps and Options—Forward Contracts,” “Forwards, Futures, Swaps and Options—Futures Contracts,” “Forwards, Futures, Swaps and Options—Stock Index Futures,” and “Forwards, Futures, Swaps and Options—Futures Contracts on Securities” above.
The SEC has proposed a new rule that, if adopted as proposed, would eliminate these cover requirements. The proposed rule would mandate that a Fund’s derivatives risk management program provide for specific items as required by the rule, including compliance with a VaR test.

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Market Disruption Risk
Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises, spread of infectious illness and related geopolitical events have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies, individual companies and markets, and may have significant adverse direct or indirect effects on a Fund and its investments. The impact may be short-term or may last for an extended period. Such events include the recent pandemic spread of the novel coronavirus known as COVID-19, the duration and full effects of which are still uncertain.
The global outbreak of COVID-19 has created enormous, unprecedented economic and social uncertainty throughout the world. The ultimate impact of the COVID-19 outbreak (or of any future pandemic, epidemic or outbreak of a contagious disease) is difficult to predict, but COVID-19 and the reactions to it have already had dramatic adverse effects on global, national and local economies and on financial markets, and there is a significant likelihood that that negative impact will persist for an extended period. Disruptions to commercial activity across economies due to the imposition of quarantines, remote working policies, “social distancing” practices and travel restrictions and/or failures to contain the outbreak despite these measures, could materially and adversely impact a Fund’s investments, both in the near- and long-term in a variety of industries and regions or globally. Similar disruptions have occurred, and may continue to occur, in respect of a Fund’s service providers and counterparties (including providers of financing).
A market disruption, such as COVID-19, could adversely affect a Fund’s performance, the value and liquidity of the instruments in which a Fund invests, disrupt the availability of financing and may lead to losses on your investment in a Fund. A market disruption may disturb historical pricing relationships or trends that certain strategies and models are based on, resulting in losses to a Fund. Similarly, the responses of governments, regulators and exchanges to a market disruption may be inadequate to limit the outbreak’s spread or to mitigate its impact on any nation’s economy or the global economy. In addition, these responses could have adverse effects, intended and unintended, on market structures and on the overall, long-term performance of markets which could adversely impact a Fund’s ability to implement certain strategies or manage the risk of outstanding positions. For example, in response to the COVID-19 outbreak, some regulators have permitted the delay in the public reporting of financial information, and numerous exchanges have implemented trading suspensions or restrictions on short selling. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Mid-Cap Securities Risk
The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Momentum Style Risk
Investing in securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of a Fund using a momentum strategy may suffer.
Municipal Obligations
Municipal obligations include obligations issued to obtain funds for various public purposes, including constructing a wide range of public facilities, such as bridges, highways, housing, hospitals, mass transportation, schools and streets. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations, the obtaining of funds for general operating expenses and the making of loans to other public institutions and facilities. In addition, certain types of private activity bonds (“PABs”) are issued by or on behalf of public authorities to finance various privately operated facilities, including certain pollution control facilities, convention or trade show facilities, and airport, mass transit, port or parking facilities. Interest on certain tax-exempt PABs will constitute a tax preference item for purposes of the federal alternative minimum tax (“Tax Preference Item”).
Municipal obligations also include short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term debt obligations. Such notes may be issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues.
The two principal classifications of municipal obligations are “general obligation” and “revenue” bonds. “General obligation” bonds are secured by the issuer’s pledge of its faith, credit and taxing power. “Revenue” bonds are payable only from the revenues derived from a particular facility or class of facilities or from the proceeds of a special excise tax or other specific revenue source such as the corporate user of the facility being financed. PABs are usually revenue bonds and are not payable from the unrestricted revenues of the issuer. The credit quality of PABs is usually directly related to the credit standing of the corporate user of the facilities.

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Many municipalities currently have significant underfunded pension liabilities during a time when municipal tax bases are shrinking. These liabilities could result in the insolvency of the municipality and its inability to pay its municipal bond obligations. Some municipalities are issuing pension obligation bonds to cover shortfalls in their employee pension funds as an alternative to raising taxes. If the underlying pension fund underperforms, the pension obligation bonds may create additional costs for taxpayers, put retirement funds in jeopardy, or force municipalities into bankruptcy.
An issuer’s obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code and laws that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal obligations may be materially and adversely affected.
Opinions relating to the validity of municipal obligations, to the exemption of interest thereon from federal income tax and state and local income taxes and in certain cases, to the lack of treatment of that interest as a Tax Preference Item, respectively, are rendered by counsel to the issuers at the time of issuance. Neither a Fund nor the Adviser will independently review the basis for such opinions.
The U.S. Supreme Court has held that Congress may subject the interest on municipal obligations to federal income tax. It can be expected that, as in the past, proposals will be introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. If any such proposals were enacted, the availability of municipal obligations for investment by a Fund and the value of the municipal obligations in its portfolio could be adversely affected.
The municipal obligations in which a Fund may invest may also include obligations issued by or on behalf of the Commonwealth of Puerto Rico or its political subdivisions, agencies or instrumentalities. Such obligations may present a different set of risks than municipal obligations issued by mainland U.S. entities. Generally, not all of the types of municipal obligations described above may be available in Puerto Rico and the Puerto Rican economy may be subject to greater volatility due to a lack of market diversification. Continuing efforts for and against Puerto Rican statehood and the gradual elimination of special federal tax benefits to corporations operating in Puerto Rico, among other things, could lead to a weakened Puerto Rican economy and lower ratings and prices of Puerto Rican municipal obligations held by a Fund.
PIPEs
A Fund may make private investments in public companies whose stocks are quoted on stock exchanges or which trade in the OTC securities market, a type of investment commonly referred to as a “PIPE” transaction. PIPE transactions will generally result in a Fund acquiring either restricted stock or an instrument convertible into restricted stock. As with investments in other types of restricted securities, such an investment may be illiquid. A Fund’s ability to dispose of securities acquired in PIPE transactions may depend upon the registration of such securities for resale. Any number of factors may prevent or delay a proposed registration. Alternatively, it may be possible for securities acquired in a PIPE transaction to be resold in transactions exempt from registration in accordance with Rule 144 under the 1933 Act or otherwise under the federal securities laws. There is no guarantee, however, that an active trading market for the securities will exist at the time of disposition of the securities, and the lack of such a market could hurt the market value of a Fund’s investments. As a result, even if a Fund is able to have securities acquired in a PIPE transaction registered or sell such securities through an exempt transaction, a Fund may not be able to sell all the securities on short notice, and the sale of the securities could lower the market price of the securities.
Regulatory Limitations on Adviser or Sub-Adviser Activity
Various laws, rules, regulations and corporate requirements impose regulatory filing and/or other compliance obligations based on meeting, exceeding or falling below certain ownership or voting thresholds in publicly traded securities. Compliance with such filing and/or other requirements may result in additional costs to one or more Funds, the Adviser, the Sub-Adviser and/or their affiliates. In certain circumstances, the Adviser or Sub-Adviser, on behalf of one or more Funds, will limit certain or all purchases or sales, sell existing investments, or otherwise restrict, forgo, or limit the exercise of rights when the Adviser or Sub-Adviser, each in its sole discretion, deems it appropriate in light of potential operational costs, regulatory or corporate restrictions on ownership, voting rights, or other consequences resulting from reaching or exceeding the applicable threshold. Such limitations can be applied to securities, derivative instruments or other assets or instruments, including but not limited to, futures, options, or swaps. The imposition of the types of restrictions noted above will, in certain circumstances, adversely affect one or more Funds’ performance.

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REITs
In pursuing its investment strategy, a Fund may invest in shares of real estate investment trusts (“REITs”). REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investor’s capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings.
REITs are subject to management fees and other expenses, and so a Fund that invests in REITs will bear its proportionate share of the costs of the REITs’ operations. There are three general categories of REITs: equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans; the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.
Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, failing to maintain their exemptions from registration under the 1940 Act, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the issuers of the REITs. In addition, distributions received by a Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of a Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio which is comprised of REIT shares. Recently enacted tax legislation permits a direct non-corporate REIT shareholder to claim a 20% “qualified business income” deduction for ordinary REIT dividends, and recently issued proposed regulations (upon which taxpayers may rely until final regulations are issued) provide a mechanism for a regulated investment company to pass through to its shareholders the special character of this income.  Generally, dividends received by a Fund from REIT shares and distributed to the Fund’s shareholders will not constitute “qualified dividend income.” Therefore, the tax rate applicable to that portion of the dividend income attributable to ordinary REIT dividends received by a Fund will be taxed at a higher rate than dividends eligible for special treatment.
REITs (especially mortgage REITs) are also subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.
Investing in certain REITs, which often have small market capitalizations, may also involve the same risks as investing in other small capitalization companies. REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks such as those included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.
Repurchase Agreements
A Fund may acquire securities subject to repurchase agreements. In a repurchase transaction, a Fund acquires a security from, and simultaneously agrees to resell it to, an approved vendor. An “approved vendor” is a U.S. commercial bank or the U.S. branch of a foreign bank or a broker-dealer that has been designated a primary dealer in government securities that meets the Trust’s credit requirements. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. If the vendor fails to pay the resale price on the delivery date, a Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. Repurchase agreements are considered “loans” under the 1940 Act, collateralized by the underlying security. There is no limit on the amount of a Fund’s net assets that may be subject to repurchase agreements.

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Reverse Repurchase Agreements
A Fund, subject to its investment strategies and policies, may enter into reverse repurchase agreements. A Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities to another party and agrees to repurchase them at a particular date and price. A Fund may enter into a reverse repurchase agreement when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.
At the time a Fund enters into a reverse repurchase agreement, it will segregate (i.e., designate on the Fund’s books and records) liquid assets with a value not less than the repurchase price (including accrued interest). The use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them and (iv) the securities will not be returned to the Fund.
In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligations to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.
Rights and Warrants
Warrants essentially are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised (in which case the warrant may expire without being exercised, resulting in the loss of a Fund’s entire investment therein).
Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer.
Securities of Other Investment Companies
A Fund may invest in shares of other investment companies, including ETFs, money market mutual funds, and closed-end investment companies, to the extent permitted by the 1940 Act. To the extent a Fund invests in shares of an investment company, it will bear its pro rata share of the other investment company’s expenses, such as investment advisory and distribution fees and operating expenses.
Short Sales
A Fund may engage in short sales, including short sales against the box. Short sales (other than against the box) are transactions in which a Fund sells an instrument it does not own in anticipation of a decline in the market value of that instrument. A short sale against the box is a short sale where at the time of the sale, a Fund owns or has the right to obtain instruments equivalent in kind and amounts. To complete a short sale transaction, a Fund must borrow the instrument to make delivery to the buyer. A Fund then is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the instrument was sold by a Fund. Until the instrument is replaced, a Fund is required to pay to the lender amounts equal to any interest or dividends which accrue during the period of the loan. To borrow the instrument, a Fund also may be required to pay a premium, which would increase the cost of the instrument sold. There will also be other costs associated with short sales.
A Fund will incur a loss as a result of the short sale if the price of the instrument increases between the date of the short sale and the date on which the Fund replaces the borrowed instrument. Unlike taking a long position in an instrument by purchasing the instrument, where potential losses are limited to the purchase price, short sales have no cap on maximum loss. A Fund will realize a gain if the instrument declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in an instrument.
Until a Fund replaces a borrowed instrument in connection with a short sale, the Fund will (a) designate on its records as collateral cash or liquid assets at such a level that the designated assets plus any amount deposited with the counterparty as collateral will equal the current value of the instrument sold short or (b) otherwise cover its short position in accordance with applicable law. The amount designated on a Fund’s records will be marked to market daily. This may

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limit a Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations. Certain Funds that use State Street as a custodian may borrow securities from State Street in connection with a short sale and may loan securities to State Street that are subject to netting or rehypothecation arrangements. The netting arrangement allows a Fund to lend the collateral it posts for a short sale to State Street and the corresponding cash collateral posted by State Street to be used as cash collateral by that Fund to cover the short sale. Alternatively, State Street may rehypothecate certain collateral posted by a Fund when the Fund borrows securities from State Street in connection with a short sale. State Street is obligated to return any rehypothecated collateral to a Fund when the short sale is terminated, and is required to mark-to-market its obligation to return the rehypothecated collateral on a daily basis.
There is no guarantee that a Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that a Fund is short an instrument, it is subject to the risk that the lender of the instrument will terminate the loan at a time when the Fund is unable to borrow the same instrument from another lender. If that occurs, a Fund may be “bought in” at the price required to purchase the instrument needed to close out the short position, which may be a disadvantageous price. Thus, there is a risk that a Fund may be unable to fully implement its investment strategy due to a lack of available instruments or for some other reason. It is possible that the market value of the instruments a Fund holds in long positions will decline at the same time that the market value of the instruments a Fund has sold short increases, thereby increasing a Fund potential volatility. Short sales also involve other costs. A Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the instrument, a Fund may be required to pay a premium. A Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for a Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.
A Fund may enter into short sales on derivative instruments with a counterparty, which will subject the Fund to counterparty risk. See “Counterparty Risk” in a Fund’s Prospectus.
In addition to the general risks related to short sales discussed above, a Fund will be subject to additional risks when it makes short sales “against the box,” a transaction in which the Fund enters into a short sale of an instrument that the Fund owns or has the right to obtain at no additional cost. In a short sale “against the box” transaction, a Fund does not immediately deliver the instruments sold and is said to have a short position in those instruments until delivery occurs. If a Fund effects a short sale of instruments against the box at a time when it has an unrealized gain on the instruments, it may be required to recognize that gain as if it had actually sold the instruments (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if a Fund closes out the short sale with instruments other than the appreciated instruments held at the time of the short sale and if certain other conditions are satisfied.
Small-Cap Securities Risk
Investments in small-cap companies involve higher risks in some respects than do investments in securities of larger companies (including mid-cap and large-cap companies). For example, prices of such securities are often more volatile than prices of larger capitalization securities. In addition, due to thin trading in some small capitalization securities, an investment in these securities may be less liquid (i.e., harder to sell) than that of larger capitalization securities. Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.
SPACs
A Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the OTC market, may be considered illiquid and/or be subject to restrictions on resale.
Structured Notes
Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. A structured note may be positively, negatively or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount

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payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s). Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.
Subsidiary Risk
Investment in a Subsidiary (as defined below) is expected to provide certain Funds with exposure to the commodity markets within the limitations of Subchapter M of the Code and recent Internal Revenue Service revenue rulings. The Subsidiaries are companies organized under the laws of the Cayman Islands, and are overseen by their own boards of directors. Each Fund is the sole shareholder of its respective Subsidiary, and it is not currently expected that shares of a Subsidiary will be sold or offered to other investors.
It is expected that the Subsidiaries will invest primarily in commodity-linked derivative instruments, such as swap agreements, commodity futures and swaps on commodity futures but each Subsidiary may also invest in fixed income securities and money market instruments, and cash and cash equivalents, with two years or less term to maturity and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Although a Fund may enter into these commodity-linked derivative instruments directly, each Fund will likely gain exposure to these derivative instruments indirectly by investing in its Subsidiary. Each Fund’s investment in its Subsidiary may vary depending on the types of instruments selected by the Adviser to gain exposure to the commodities markets. To the extent that a Fund invests in a Subsidiary, such Fund may be subject to the risks associated with the abovementioned derivative instruments and other securities, which are discussed elsewhere in its Prospectus and this SAI.
While the Subsidiaries may be considered similar to investment companies, they are not registered under the 1940 Act and, unless otherwise noted in the applicable Prospectuses and this SAI, are not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of a Fund and/or the Subsidiaries to operate as described in the applicable Prospectuses and this SAI and could negatively affect the Funds and their shareholders.
U.S. Government Securities
U.S. Treasury obligations are backed by the full faith and credit of the United States. Obligations of U.S. Government agencies or instrumentalities (including certain types of mortgage-backed securities) may or may not be guaranteed or supported by the “full faith and credit” of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are supported by discretionary authority of the U.S. Government to purchase the agencies’ obligations; while still others are supported only by the credit of the instrumentality. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency of instrumentality does not meet its commitment.
On August 5, 2011, S&P downgraded U.S. Treasury securities from AAA rating to AA+ rating. Another downgrade of the ratings of U.S. government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and have a substantial negative effect on the U.S. economy. A downgrade of U.S. Treasury securities from another ratings agency or a further downgrade below AA+ rating by S&P may cause the value of a Fund’s U.S. Treasury obligations to decline.
Risks Related to the Adviser and to its Quantitative and Statistical Approach
Trading Judgment
The success of the proprietary valuation techniques and trading strategies employed by the Funds is subject to the judgment and skills of the Adviser and the research team that it oversees. Additionally, the trading abilities of the portfolio management team with regard to execution and discipline are important to the return of the Funds. There can be no assurance that the investment decisions or actions of the Adviser will be correct. Incorrect decisions or poor judgment may result in substantial losses.
Trading Decisions Based on Quantitative and Other Analysis
The Adviser’s portfolio management and trading decisions may be based on quantitative models, signals and other analyses. Any factor that would lessen the prospect of major trends occurring in the future (such as increased governmental control of, or participation in, the financial markets) may reduce the prospect that a particular trading method or strategy will be profitable in the future. In the past, there have been periods without discernible trends and such periods may occur in the future. Moreover, any factor that would make it more difficult to execute trades at desired

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prices in accordance with the signals of the trading method or strategy (such as a significant lessening of liquidity in a particular market) would also be detrimental to profitability. There can be no assurance that the Adviser’s strategies will be successful under all or any market conditions.
Model and Data Risk
Given the complexity of the investments and strategies of each Fund, the Adviser relies heavily on quantitative models and information and traditional and non-traditional data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to value investments or potential investments, to provide risk management insights, and to assist in hedging a Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose a Fund to potential risks. For example, by relying on Models and Data, the Adviser may be induced to buy certain investments at prices that are too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. A Fund bears the risk that the quantitative models used by the Adviser will not be successful in forecasting movements in industries, sectors or companies and/or in determining the size, direction, and/or weighting of investment positions that will enable the Fund to achieve its investment objective.
Some of the models used by the Adviser for one or more Funds are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for a Fund. Furthermore, because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments. Model prices can differ from market prices as model prices are typically based on assumptions and estimates derived from recent market data that may not remain realistic or relevant in the future. To address these issues, the Adviser evaluates model prices and outputs versus recent transactions or similar securities, and as a result, such models may be modified from time to time.
Obsolescence Risk
A Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated. The Adviser’s testing of its Models and Data are directed in part at identifying these risks, but there is no guarantee that these risks will be effectively managed. If and to the extent that the models do not reflect certain factors, and the Adviser does not successfully address such omissions through its testing and evaluation and modify the models accordingly, major losses may result. The Adviser will continue to test, evaluate and add new models, as a result of which the existing models may be modified from time to time. Any modification of the models or strategies will not be subject to any requirement that shareholders receive notice of the change or that they consent to it. There can be no assurance as to the effects (positive or negative) of any modification of the models or strategies on a Fund’s performance.
Crowding/Convergence
There is significant competition among quantitatively-focused managers, and the ability of the Adviser to deliver returns consistent with a Fund’s objectives and policies is dependent on its ability to employ models that are simultaneously profitable and differentiated from those employed by other managers. Many managers utilizing similar models in making trading decisions may result in bunching of buy and sell orders, which may make it more difficult to take or liquidate a position. To the extent that the Adviser’s models used for a Fund come to resemble those employed by other managers, the risk that a market disruption that negatively affects predictive models will adversely affect the Fund is increased, and such a disruption could accelerate reductions in liquidity or rapid repricing due to simultaneous trading across a number of funds in the marketplace.
Risk of Programming and Modeling Errors
The research and modeling process engaged in by the Adviser is extremely complex and involves financial, economic, econometric and statistical theories, research and modeling; the results of that process must then be translated into computer code. Although the Adviser seeks to hire individuals skilled in each of these functions and to provide appropriate levels of oversight, the complexity of the individual tasks, the difficulty of integrating such tasks, and the limited ability to perform “real world” testing of the end product raises the chances that the finished model may contain

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an error; one or more of such errors could adversely affect a Fund’s performance and, depending on the circumstances, would generally not constitute a trade error under the Trust’s policies. The Adviser’s testing of its Models and Data are directed in part at identifying these risks, but there is no guarantee that these risks will be effectively managed.
Computer Systems Risk
Throughout its investment management process and business operations, the Adviser relies on a variety of computer hardware and software systems and platforms, some of which may be proprietary while others may be licensed from third parties (such systems and platforms, collectively, “Computer Systems”). Incorrect data, including stale or missing data, hardware or software malfunctions, programming inaccuracies, and similar errors may impair the performance of Computer Systems, which may negatively affect a Fund’s investment performance.
Operational Risk
The Adviser has developed systems and procedures to manage operational risk. Operational risks arising from mistakes made in the confirmation or settlement of transactions, from transactions not being properly booked or accounted for, or other similar disruption in the Adviser’s operations may result in losses to a Fund. The Adviser relies heavily on its portfolio management, trading, financial, accounting, and other data processing systems. The ability of its systems to accommodate an increasing volume of transactions could also constrain the Adviser’s ability to properly manage the Funds.
Involuntary Disclosure Risk
As described above (under “Model and Data Risk” and “Crowding/Convergence”), the ability of the Adviser to achieve its investment goals for a Fund is dependent in large part on its ability to develop and protect its models and proprietary research. The models and proprietary research and the Models and Data are largely protected by the Adviser through the use of policies, procedures, agreements, and similar measures designed to create and enforce robust confidentiality, non-disclosure, and similar safeguards. However, public disclosure obligations (or disclosure obligations to exchanges or regulators with insufficient privacy safeguards) could lead to opportunities for competitors to reverse-engineer the Adviser’s Models and Data, and thereby impair the relative or absolute performance of a Fund.
Proprietary Trading Methods
Because the trading methods employed by the Adviser on behalf of each Fund are proprietary to the Adviser, a shareholder will not be able to determine any details of such methods or whether they are being followed.
Fundamental Policies
The Funds’ policies set forth below are fundamental policies of each Fund; i.e., they may not be changed with respect to a Fund without shareholder approval. Shareholder approval means approval by the lesser of (1) more than 50% of the outstanding voting securities of the Fund, or (2) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Except for those investment policies of a Fund specifically identified as fundamental in the Prospectus and this SAI, the Funds’ investment objectives as described in the Prospectus, and all other investment policies and practices described in the Prospectus and this SAI may be changed by the Trust’s Board of Trustees without the approval of shareholders.
Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectus, apply to each Fund on an individual basis, and apply only at the time a transaction is entered into, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated in item 2 below must be reduced to meet such limitations within the period required by the 1940 Act (currently three days).
Each Fund
1.	Each of the AQR Alternative Risk Premia Fund, AQR Diversified Arbitrage Fund, AQR Equity Market Neutral Fund, AQR Long-Short Equity Fund and AQR Volatility Risk Premium Fund shall be a “diversified company” as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
2.	May borrow money to the extent permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
3.	May not concentrate its investments in a particular industry or group of industries, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to a Fund’s investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S.

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government, its agencies or instrumentalities; (iii) repurchase agreements (collateralized by the instruments described in Clause (ii)); or (iv) with respect to the AQR Risk-Balanced Commodities Strategy Fund, investments providing exposure to an industry or groups of industries in commodity sectors.
For the purposes of this policy, each Fund may use the industry classifications provided by Bloomberg, L.P., the Morgan Stanley Capital International/Standard & Poor’s Global Industry Classification Standard (“GICS”) or any other reasonable industry classification system. Wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.
4.	May not purchase or sell real estate or any interest therein, other than as may be acquired as a result of ownership of securities or other instruments and provided that the Fund shall not be prevented from investing in securities backed by real estate or securities of companies engaged in the real estate business.
5.	The AQR Diversified Arbitrage Fund, AQR Managed Futures Strategy Fund and AQR Multi-Asset Fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. The AQR Multi-Strategy Alternative Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk Parity II MV Fund, AQR Risk Parity II HV Fund, AQR Long-Short Equity Fund, AQR Managed Futures Strategy HV Fund, AQR Style Premia Alternative Fund, AQR Global Macro Fund, AQR Equity Market Neutral Fund, AQR Style Premia Alternative LV Fund, AQR Alternative Risk Premia Fund and AQR Volatility Risk Premium Fund may not purchase commodities or contracts relating to commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.
6.	May make loans to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.
7.	May not act as an underwriter of securities within the meaning of the 1933 Act, except as permitted under the 1933 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that a Fund may be deemed to be an underwriter within the meaning of the 1933 Act, this would permit a Fund to act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.
8.	May not issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, this would permit a Fund to: (a) enter into commitments to purchase securities in accordance with a Fund’s investment program, including, without limitation, reverse repurchase agreements, delayed delivery securities and when-issued securities, to the extent permitted by its investment program and other restrictions; (b) engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (c) purchase or sell derivative instruments to the extent permitted by its investment program and other restrictions.
The following notations are not considered to be part of the Funds’ fundamental policies and are subject to change without shareholder approval.
Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectus, apply to each Fund on an individual basis and except as noted in the following sentence, apply only at the time a transaction is entered into. Therefore, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund’s investments will not constitute a violation of such limitation, except that any borrowing by the Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). In addition, if the Fund’s holdings of illiquid securities exceed 15% of net assets because of changes in the value of the Fund’s investments, the Fund will take action to reduce its holdings of illiquid securities within a time frame deemed to be in the best interest of the Fund. Otherwise, the Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund’s assets.

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With respect to the fundamental policy relating to the concentration of investments set forth in (3) above, a Fund intends to include the Fund’s investments in securities of other industry-specific investment companies for purposes of calculating such Fund’s industry concentration, to the extent practicable.
Non-Fundamental Investment Policies Related to Fund Names
Certain Funds have names that suggest that the Fund will focus on a type of investment, within the meaning of Rule 35d-1 under the 1940 Act. The Trust has adopted a non-fundamental policy for each Fund with such a name to invest under normal market conditions at least 80% of its net assets (plus any borrowings for investment purposes) in investments of the type suggested by the Fund’s name, in each case as set forth in the Fund’s Prospectus.
With respect to each of these Funds, the Trust has adopted a policy to provide the Fund’s shareholders with at least 60 days’ prior notice of any change in the policy of a Fund to invest at least 80% of its assets in the manner described above.
A Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, a Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.
Management of the Funds
The overall management of the business and affairs of the Funds is vested with the Board of Trustees. The Board of Trustees consists of seven individuals (each, a “Trustee”), five of whom are not “interested persons” of the Trust as defined in the 1940 Act (the “Disinterested Trustees”). The Trustees are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board of Trustees approves all significant agreements between the Trust and persons or companies furnishing services to it, including the Trust’s agreements with its investment advisers, investment sub-advisers, administrator, custodian and transfer agent. The management of each Fund’s day-to-day operations is delegated to its officers, the Adviser, the Sub-Adviser (in the case of AQR Diversified Arbitrage Fund and with respect to certain strategies of the AQR Multi-Strategy Alternative Fund) and the Funds’ administrator, subject always to the investment objectives and policies of each of the Funds and to general supervision of the Board of Trustees. The Disinterested Trustees have retained independent legal counsel to assist them in connection with their duties.
Listed in the chart below is basic information regarding the Trustees and officers of the Trust. The address of each officer and Trustee is Two Greenwich Plaza, Greenwich CT 06830.
Name and Year of Birth	Current Position with the Trust, Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Present or Past Directorships Held by Trustee (during the past 5 years)
Disinterested Trustees[2]
Brian Posner, M.B.A., 1961	Chairman of the Board, since 2020; Trustee, since 2011	President, Point Rider Group LLC (since 2008) (consulting)	46	Biogen Inc. (since 2008); Arch Capital Group (since 2010); Bioverativ Inc. (2017-2018); BG Medicine (2012-2015)
L. Joe Moravy, M.B.A., CPA, 1950	Trustee, since 2008	Independent Consultant (retired) (2014-2016); Managing Director, Finance Scholars Group (2010-2014) (consulting)	46	Nuveen Exchange Traded Commodities Funds (2012-2016)
William L. Atwell, M.B.A., 1950	Trustee, since 2011	Consultant, Atwell Partners, LLC (retired) (2012-2019) (consulting)	46	Webster Financial Corporation (since 2014); Blucora, Inc. (2017-2019)

AQR Funds–Statement of Additional Information41
Name and Year of Birth	Current Position with the Trust, Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Present or Past Directorships Held by Trustee (during the past 5 years)
Gregg D. Behrens, M.M., 1952	Trustee, since 2011	Retired from Northern Trust Company (since 2009) (banking)	46	None
Mark A. Zurack, M.B.A., CFA 1957	Trustee, since 2014	Professor, Columbia Business School (since 2002)	46	Exchange Traded Concepts Trust (since 2011); Source ETF Trust (2014-2015)
Interested Trustees[3]
David Kabiller, CFA, 1963	Trustee, since 2010	Founding Principal, AQR Capital Management, LLC (since 1998)	46	None
William Cashel, M.B.A., 1973	Trustee, Chief Executive Officer and President, since 2020	Principal, AQR Capital Management, LLC (since 2009)	46	None

AQR Funds–Statement of Additional Information42
Name and Year of Birth	Current Position with the Trust, Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Present or Past Directorships Held by Trustee (during the past 5 years)
Officers
H.J. Willcox, J.D., 1966	Chief Compliance Officer, since 2013; Anti-Money Laundering Officer, since 2017	Principal, Chief Legal Officer and Global Head of Compliance, AQR Capital Management, LLC (since 2013)	N/A	N/A
Heather Bonner, CPA, 1977	Chief Financial Officer, since 2014; Treasurer, since 2018	Managing Director, AQR Capital Management, LLC (since 2013)	N/A	N/A
Bradley Asness, J.D., M.B.A., 1969	Vice President, since 2009	Principal and Co-Chief Operating Officer, AQR Capital Management, LLC (since 1998)	N/A	N/A
Nicole DonVito, J.D., 1979	Chief Legal Officer, since 2014; Vice President, since 2009	Managing Director, Senior Counsel & Head of Registered Products, AQR Capital Management, LLC (since 2007)	N/A	N/A
John Hadermayer, J.D., 1977	Secretary, since 2018	Vice President, AQR Capital Management, LLC (since 2013)	N/A	N/A
Philip Balzafiore, J.D., LLM, CPA 1977	Assistant Treasurer, since 2020	Managing Director, AQR Capital Management, LLC (since 2015)	N/A	N/A
Matthew Plastina, 1970	Assistant Treasurer, since 2020	Vice President, AQR Capital Management, LLC (since 2018); Executive Director, JP Morgan Investment Management (2010-2018)	N/A	N/A
[1]	Each Trustee serves until the election and qualification of a successor, or until death, resignation or removal as provided in the Trust’s Declaration of Trust. A Disinterested Trustee may not hold office beyond December 31 of the year in which he turns 75.
[2]	A Disinterested Trustee is any Trustee that is not an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
[3]	An Interested Trustee is a Trustee that is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Kabiller and Mr. Cashel are interested persons of the Trust because of their positions with the Adviser.
Leadership Structure of the Board of Trustees
Overall responsibility for oversight of the Trust and its Funds rests with the Board of Trustees. The Trust, on behalf of the Funds, has engaged the Adviser, and for the AQR Diversified Arbitrage Fund and AQR Multi-Strategy Alternative Fund, has also engaged the Sub-Adviser to manage the Funds on a day-to-day basis. The Board is responsible for overseeing the Adviser, the Sub-Adviser and any other service providers in the operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, the Trust’s Declaration of Trust and By-laws, and each Fund’s investment objectives and strategies. The Board is presently composed of seven members, five of whom are Disinterested Trustees. The Board currently conducts regular in-person meetings and holds special telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between

AQR Funds–Statement of Additional Information43
regular Board meetings. The Disinterested Trustees also meet in executive session, at which no Trustees who are interested persons of the Funds are present. The Disinterested Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.
The Board has appointed Mr. Posner, a Disinterested Trustee, to serve as Chairman of the Board. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including the Adviser, officers, attorneys, and other Trustees generally, between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established two committees, i.e., the Audit Committee and the Nominating and Governance Committee (each, a “Committee”) to assist the Board in the oversight and direction of the business and affairs of the Funds, and from to time may establish informal working groups to review and address the policies and practices of the Funds with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Nominating and Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.
The Funds are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser, which carries out the Funds’ investment management and business affairs,  and also by the Sub-Adviser with respect to the AQR Diversified Arbitrage Fund and the AQR Multi-Strategy Alternative Fund, and other service providers in connection with the services they provide to the Funds. Each of the Adviser, the Sub-Adviser and other service providers have their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Funds, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, the Adviser, the Sub-Adviser and the Funds’ other service providers (including the Funds’ distributor, servicing agent and transfer agent), the Funds’ Chief Compliance Officer, the independent registered public accounting firm for the Funds, and legal counsel to the Funds. The Board recognizes that it may not be possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.
Board of Trustees and Committees
Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Adviser, the Sub-Adviser, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his duties effectively may have been attained, as set forth below, through the Trustee’s executive, business, consulting, and/or academic positions; experience from service as a Trustee of the Trust (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.
L. Joe Moravy, M.B.A., CPA. Mr. Moravy has served as a Trustee of the Trust since 2008. In addition, he has more than 45 years of business and executive experience primarily in the auditing and accounting area. Mr. Moravy is a certified public accountant and was a partner at two leading accounting firms where he provided audit and accounting-related services to financial services companies. As a certified public accountant, Mr. Moravy also has gained corporate governance experience through working with the boards of directors and audit committees of public and private corporations. He also served on the independent committee of Nuveen Exchange Traded Commodity Funds and has served as a director of several not-for-profit organizations.
William L. Atwell, M.B.A. Mr. Atwell has served as a Trustee of the Trust since 2011. In addition, he has more than 46 years of business experience in financial services. Mr. Atwell has extensive experience in various executive and other positions with Cigna, Charles Schwab and Citibank. Mr. Atwell also has corporate governance experience serving as a director of Webster Financial Corporation, as a director/trustee of several not-for-profit organizations and has served as a director/trustee of USI Holdings Corporation.
Gregg D. Behrens, M.M. Mr. Behrens has served as a Trustee of the Trust since 2011. In addition, he has more than 45 years of business experience in financial services. Mr. Behrens has extensive experience in various executive and other positions with Northern Trust Company, including his executive experience in London and Singapore. Mr. Behrens also has corporate governance experience serving as a director/trustee of several not-for-profit organizations.
Brian S. Posner, M.B.A. Mr. Posner has served as a Trustee of the Trust since 2011. In addition, he has more than 31 years of business experience in financial services. Mr. Posner has extensive experience in various executive and other positions with Point Rider Group LLC, ClearBridge Advisors, Hygrove Partners LLC/Hygrove Management LLC,

AQR Funds–Statement of Additional Information44
Warburg Pincus Asset Management and Fidelity Management and Research Company. Mr. Posner also has corporate governance experience serving as a director/trustee of other entities, including BG Medicine, Biogen Inc., Arch Capital Group, Anadys Pharmaceuticals, Inc., the Mutual Fund Store, Sotheby’s, Bioverativ Inc. and the River Park Funds.
Mark A. Zurack, M.B.A., CFA. Mr. Zurack has served as a Trustee of the Trust since 2014. In addition, he has more than 34 years of business and executive experience specifically in equity markets, equity derivatives and related products. Mr. Zurack has 16 years of experience as a professor at Columbia Business School and extensive experience in various executive and other positions serving 18 years at Goldman Sachs & Co. He also has corporate governance experience serving as a trustee for Exchange Traded Concepts Trust and as director/trustee for not-for-profit organizations.
David Kabiller, CFA. Mr. Kabiller has served as a Trustee of the Trust since 2010. In addition, he has more than 31 years of business and executive experience and is a Founding Principal of the Adviser. He has been with the Adviser since its inception in 1998. Prior to cofounding the Adviser, Mr. Kabiller was associated with Goldman Sachs & Co. where he served as a Vice President (1987 – 1998). Mr. Kabiller also has corporate governance experience serving as a director/trustee of several not-for-profit organizations.
William Cashel, M.B.A. Mr. Cashel has served as a Trustee, Chief Executive Officer and President since 2020. In addition, he has more than 14 years of business and distribution experience related to mutual funds and is a Principal of the Adviser. He has been with the Adviser since 2009. Prior to joining the Adviser, Mr. Cashel was a Vice President at Natixis Asset Management where he was responsible for distribution in the registered investment adviser channel.
Committees of the Board of Trustees
As discussed above, the Board of Trustees currently has two standing committees: (1) an Audit Committee, and (2) a Nominating and Governance Committee. Currently, each Disinterested Trustee serves on each committee. Mr. Kabiller and Mr. Cashel, as Interested Trustees, are not members of either committee. Each committee has adopted a written charter setting forth its duties and responsibilities. The Audit Committee met three times and the Nominating and Governance Committee met one time during the fiscal year ended December 31, 2019.
Audit Committee. L. Joe Moravy, M.B.A., CPA, serves as the Chairman of the Audit Committee. The Audit Committee is required to meet at least twice a year and:
•	oversees the accounting, auditing and financial reporting processes of each of the Funds;
•	hires (and fires, if needed) the Funds’ independent registered public accounting firm (subject to the ratification of the Board of Trustees);
•	pre-approves all audit, audit-related, tax and non-audit services to be provided by the independent registered public accounting firm to the Funds and certain Fund affiliates if those non-audit services relate directly to the operations and financial reporting of the Funds;
•	reviews with the independent registered public accounting firm the proposed scope of, and fees for, their audit, the registered public accounting firm’s independence, and the staffing of the audit team of the Funds;
•	receives and considers a report from the independent registered public accounting firm concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection;
•	considers all critical accounting policies and practices to be used by each of the Funds and any proposed alternative treatments thereof; and
•	investigates any improprieties or suspected improprieties in connection with the Funds’ accounting or financial reporting.
Nominating and Governance Committee. William Atwell, M.B.A., serves as the Chairman of the Nominating and Governance Committee. The Nominating and Governance Committee normally meets once a year and as necessary to address governance issues and:
•	reviews and assesses the adequacy of the Board’s ongoing adherence to industry corporate governance best practices and makes recommendations as to any appropriate changes;
•	reviews and makes recommendations to the Board regarding Trustee compensation and expense reimbursement policies;
•	undertakes periodically to coordinate and facilitate evaluations of the Board and recommend improvements, as appropriate; and
•	meets with the Funds’ management to review reports and other information concerning the status of the Funds’ operations, procedures, and processes.
If there is a vacancy on the Board, the Nominating and Governance Committee will:
•	identify and evaluate potential candidates to fill any such vacancy on the Board;
•	select from among the potential candidates a nominee to be presented to the full Board for its consideration; and

AQR Funds–Statement of Additional Information45
•	recommend to the Board a nominee to fill any such vacancy.
When seeking suggestions for nominees to serve as independent trustees, the Nominating and Governance Committee may consider suggestions from anyone it deems appropriate. When seeking to fill a position on the Board previously held by an Interested Trustee, the Nominating and Governance Committee will consider the views and recommendations of the Adviser. The Nominating and Governance Committee will not normally consider Trustee nominations submitted by shareholders.
Fund Ownership of the Trustees
The following table sets forth, for each Trustee, the dollar range of shares owned in a Fund as of December 31, 2019 (unless otherwise indicated), as well as the aggregate dollar range of shares owned by the Trustee in the Trust as of the same date:
Name of Trustee	Dollar Range of Equity Securities in the Fund		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
	Name of Fund	Dollar Range
L. Joe Moravy, M.B.A., CPA	AQR Diversified Arbitrage Fund	$10,001-$50,000	Over $100,000*
	AQR Equity Market Neutral Fund	$10,001-$50,000
	AQR Long-Short Equity Fund	$10,001-$50,000
	AQR Managed Futures Strategy Fund	$10,001-$50,000
	AQR Multi-Asset Fund	Over $100,000
	AQR Multi-Strategy Alternative Fund	$10,001-$50,000
	AQR Risk-Balanced Commodities Strategy Fund	$10,001-$50,000
	AQR Risk Parity II HV Fund	$10,001-$50,000
	AQR Style Premia Alternative Fund	$10,001-$50,000
William L. Atwell, M.B.A.	N/A	None	Over $100,000*
Gregg D. Behrens, M.M.	AQR Multi-Asset Fund	$10,001-$50,000	Over $100,000*
	AQR Managed Futures Strategy Fund	$50,001-$100,000
	AQR Risk Parity II HV Fund	$50,001-$100,000
	AQR Style Premia Alternative Fund	$50,001-$100,000
Brian Posner, M.B.A.	AQR Multi-Asset Fund	$50,001-$100,000	Over $100,000*
	AQR Long-Short Equity Fund	$50,001-$100,000
Mark A. Zurack, M.B.A., CFA	N/A	None	Over $100,000*
David Kabiller, CFA	AQR Alternative Risk Premia Fund	$10,001-$50,000	Over $100,000*
	AQR Diversified Arbitrage Fund	$10,001-$50,000
	AQR Global Macro Fund	Over $100,000
	AQR Multi-Strategy Alternative Fund	Over $100,000
	AQR Volatility Risk Premium Fund	Over $100,000
William Cashel, M.B.A.**	N/A	None	None

*	Trustee holds equity securities in other series of the Trust which are described in a separate Statement of Additional Information.
**	Trustee’s appointment took effect on January 1, 2020.

AQR Funds–Statement of Additional Information46
Fund Ownership of the Trustees and Officers
As of March 31, 2020, the Trustees and Officers of the Trust owned in the aggregate less than 1% of each Fund, except for the AQR Global Macro Fund of which they owned in the aggregate approximately 8.41% and the AQR Volatility Risk Premium Fund of which they owned in the aggregate approximately 17.63%.
Compensation of Trustees and Certain Officers
Officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust. The annual retainer paid to Disinterested Trustees is $160,000 and the Disinterested Trustees also receive $10,000 per Board meeting (excluding telephonic Board meetings). The Chairman of the Board receives an annual retainer of $50,000, the Chairman of the Audit Committee receives an annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an annual retainer of $12,500. All Trustees are reimbursed for their travel expenses and other reasonable out-of-pocket expenses incurred in connection with attending Board meetings (these other expenses are subject to Board review to ensure that they are not excessive). The Trust does not pay any pension or retirement benefits.
The table below shows the compensation that was paid to the Disinterested Trustees for the Funds’ fiscal year ended December 31, 2019:
Name of Person, Position	Estimated Annual Benefits upon Retirement	Aggregate Compensation from the Trust
Brian Posner, M.B.A., Disinterested Trustee, Chairman of the Board	None	$212,500.00
L. Joe Moravy, M.B.A., CPA, Disinterested Trustee, Audit	None	$225,000.00
William L. Atwell, M.B.A., Disinterested Trustee, Nominating and Governance Committee Chairman	None	$200,000.00
Gregg D. Behrens, M.M., Disinterested Trustee	None	$200,000.00
Mark A. Zurack, M.B.A., CFA, Disinterested Trustee	None	$200,000.00
Timothy K. Armour, M.B.A., Disinterested Trustee*	None	$250,000.00

Name of Person, Position	Aggregate Compensation from the AQR Alternative Risk Premia Fund	Aggregate Compensation from the AQR Diversified Arbitrage Fund	Aggregate Compensation from the AQR Equity Market Neutral Fund	Aggregate Compensation from the AQR Global Macro Fund
Brian Posner, M.B.A., Disinterested Trustee, Chairman of the Board	$3,805.24	$4,787.00	$6,327.01	$1,251.40
L. Joe Moravy, M.B.A., CPA, Disinterested Trustee, Audit	$3,986.45	$5,031.64	$6,671.13	$1,267.63
William L. Atwell, M.B.A., Disinterested Trustee, Nominating and Governance Committee Chairman	$3,624.02	$4,542.36	$5,982.89	$1,235.15
Gregg D. Behrens, M.M., Disinterested Trustee	$3,624.02	$4,542.36	$5,982.89	$1,235.15
Mark A. Zurack, M.B.A., CFA, Disinterested Trustee	$3,624.02	$4,542.36	$5,982.89	$1,235.15
Timothy K. Armour, M.B.A., Disinterested Trustee*	$4,348.89	$5,520.91	$7,359.39	$1,300.11

AQR Funds–Statement of Additional Information47
Name of Person, Position	Aggregate Compensation from the AQR Long-Short Equity Fund	Aggregate Compensation from the AQR Managed Futures Strategy Fund	Aggregate Compensation from the AQR Managed Futures Strategy HV Fund	Aggregate Compensation from the AQR Multi-Asset Fund
Brian Posner, M.B.A., Disinterested Trustee, Chairman of the Board	$13,596.33	$46,248.72	$3,881.64	$2,644.44
L. Joe Moravy, M.B.A., CPA, Disinterested Trustee, Audit	$14,410.05	$49,171.76	$4,067.79	$2,750.67
William L. Atwell, M.B.A., Disinterested Trustee, Nominating and Governance Committee Chairman	$12,782.61	$43,325.70	$3,695.49	$2,538.21
Gregg D. Behrens, M.M., Disinterested Trustee	$12,782.61	$43,325.70	$3,695.49	$2,538.21
Mark A. Zurack, M.B.A., CFA, Disinterested Trustee	$12,782.61	$43,325.70	$3,695.49	$2,538.21
Timothy K. Armour, M.B.A., Disinterested Trustee*	$16,037.47	$55,017.92	$4,440.11	$2,963.12

AQR Funds–Statement of Additional Information48
Name of Person, Position	Aggregate Compensation from the AQR Multi-Strategy Alternative Fund	Aggregate Compensation from the AQR Risk Parity II HV Fund	Aggregate Compensation from the AQR Risk Parity II MV Fund	Aggregate Compensation from the AQR Risk-Balanced Commodities Strategy Fund
Brian Posner, M.B.A., Disinterested Trustee, Chairman of the Board	$7,294.66	$1,237.50	$1,785.96	$3,031.57
L. Joe Moravy, M.B.A., CPA, Disinterested Trustee, Audit	$7,701.29	$1,252.85	$1,836.72	$3,162.82
William L. Atwell, M.B.A., Disinterested Trustee, Nominating and Governance Committee Chairman	$6,888.03	$1,222.16	$1,735.18	$2,900.34
Gregg D. Behrens, M.M., Disinterested Trustee	$6,888.03	$1,222.16	$1,735.18	$2,900.34
Mark A. Zurack, M.B.A., CFA, Disinterested Trustee	$6,888.03	$1,222.16	$1,735.18	$2,900.34
Timothy K. Armour, M.B.A., Disinterested Trustee*	$8,514.57	$1,283.52	$1,938.26	$3,425.30

Name of Person, Position	Aggregate Compensation from the AQR Style Premia Alternative Fund	Aggregate Compensation from the AQR Style Premia Alternative LV Fund	Aggregate Compensation from the AQR Volatility Risk Premium Fund
Brian Posner, M.B.A., Disinterested Trustee, Chairman of the Board	$24,128.02	$3,335.56	$1,094.07
L. Joe Moravy, M.B.A., CPA, Disinterested Trustee, Audit	$25,622.07	$3,486.44	$1,100.15
William L. Atwell, M.B.A., Disinterested Trustee, Nominating and Governance Committee Chairman	$22,633.96	$3,184.68	$1,088.00
Gregg D. Behrens, M.M., Disinterested Trustee	$22,633.96	$3,184.68	$1,088.00
Mark A. Zurack, M.B.A., CFA, Disinterested Trustee	$22,633.96	$3,184.68	$1,088.00
Timothy K. Armour, M.B.A., Disinterested Trustee*	$28,610.20	$3,788.18	$1,112.31
*	Mr. Armour retired from the Board of Trustees on February 12, 2020.

AQR Funds–Statement of Additional Information49
Personal Trading
The Trust, Adviser and Sub-Adviser have each adopted a code of ethics, which puts restrictions on the timing of personal trading in relation to trades by the Funds and other advisory clients of the Adviser, Sub-Adviser and their affiliates. The codes of ethics, which were adopted in accordance with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”), as appropriate, describe the fiduciary duties owed to shareholders of the Funds and to other advisory accounts by all Trustees, officers, members and employees of the Trust, and by the Adviser and Sub-Adviser; establish procedures for personal investing; and restrict certain transactions.
The Funds’ distributor, ALPS Distributors, Inc. (the “Distributor”) has also adopted a code of ethics governing the personal trading activities of its directors, officers and employees, which contains comparable restrictions.
Proxy Voting Policies and Procedures
The Adviser and Sub-Adviser have adopted written proxy voting policies and procedures (“Proxy Policies”) as required by Rule 206(4)-6 under the Investment Advisers Act, consistent with their fiduciary obligations. The Trust has delegated proxy voting responsibilities with respect to each Fund to the Adviser, subject to the general oversight of the Board. The Proxy Policies have been approved by the Trust as the policies and procedures that the Adviser will use when voting proxies on behalf of the Funds. A copy of the Proxy Policies is attached as Appendix A to this SAI.
Information about how each Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 will be available no later than August 31, of each year: (i) without charge, upon request, by calling 1-866-290-2688 or (ii) on the SEC’s website at http://www.sec.gov.
Portfolio Holdings Disclosure
On or about 15 days following the end of each calendar quarter, each Fund will make available a complete uncertified schedule of its portfolio holdings as of the end of the quarter. Each Fund will make its portfolio holdings information available to the general public on the Funds’ website at https://funds.aqr.com. Portfolio holdings of each Fund will also be disclosed on a quarterly basis no later than sixty (60) days following the end of the preceding quarter on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR and on Form N-PORT; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-PORT; and (iii) portfolio holdings as of the end of the six month period will be filed as part of the semi-annual report filed on Form N-CSR and on Form N-PORT. The Trust’s Forms N-CSR and N-PORT (and its predecessor Form N-Q) will be available on the SEC website at http://www.sec.gov.
Non-public information regarding a Fund, including portfolio holdings information, may be disclosed more frequently or in advance of the website posting or its filing with the SEC on the EDGAR filing system to agents, service providers, analysts, rating agencies, pricing services, proxy voting services or others including the following: advisers and sub-advisers to the Funds, independent registered public accountants, counsel, administrator, transfer agent or custodians, who require access to such information in order to fulfill their contractual duties to the Funds, or consultants, data aggregators, mutual fund evaluation services, due diligence departments of broker dealers and wirehouses that regularly analyze the portfolio holdings and calculate information derived from holdings of the Funds, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by law, agreement or by the nature of their duties, are required to keep the non-public portfolio holdings information received from the Funds confidential.
The Funds or the Adviser have entered into ongoing arrangements to disclose complete portfolio holdings more frequently or in advance of the website posting or its filing with the SEC on the EDGAR filing system to the following persons or entities:
•	The Board of Trustees of the Funds and, if necessary, Independent Trustee counsel and Fund counsel
•	Employees of the Adviser, the Sub-Adviser and their affiliates
•	The Custodians of the Funds
•	The Administrator of the Funds
•	The Transfer Agent of the Funds
•	The Distributor of the Funds
•	The independent registered public accounting firm of the Funds
•	Morningstar, Inc.
•	Lipper Inc.
•	Bloomberg
•	Factset

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•	ISS Governance Services
•	ICE Data Services
•	IHS Markit
•	Markit WSO Corporation
•	Lincoln Partners Advisors LLC
•	WM Company
•	Infinit Outsourcing, Inc.
•	International Fund Services (Ireland) Limited
•	Financial Recovery Technologies, LLC
•	Alexander Reus, P.A. d/b/a DRRT
•	Compliance Solutions Strategies
•	FundApps Limited
•	Donnelley Financial Solutions, Inc.
•	Deloitte Tax LLP
•	Citibank, N.A.
•	Ernst & Young LLP
With respect to each such arrangement, a Fund has a legitimate business purpose for the release of information. As described above, the release of the portfolio holdings to these persons or entities is subject to confidential treatment to prohibit the person or entity from sharing with an unauthorized source or trading upon the information provided. The Funds, the Adviser and their affiliates do not receive any compensation in connection with such arrangements.
In addition, in connection with the purchase and sale of portfolio securities and in the course of seeking best execution, the Adviser and Sub-Adviser provide information regarding individual portfolio holdings to broker-dealers who may be selected to execute or clear trades for the Funds or serve as counterparties to the Fund’s derivative positions. The Securities Exchange Act of 1934, as amended, and the rules of the Financial Industry Regulatory Authority (“FINRA”) provide limitations on a broker-dealer’s ability to trade for its own accounts or the accounts of others on the basis of such information. In addition, in connection with a redemption in kind, the redeeming shareholder may be required to agree to keep the information about the securities to be so distributed confidential, except to the extent necessary to dispose of the securities.
The Adviser also may make available certain information about each Fund’s portfolio prior to the public dissemination of portfolio holdings, including, but not limited to, the Fund’s portfolio characteristics data; the Fund’s country, currency and sector exposures; the Fund’s asset class and instrument type exposures; the Fund’s long/short exposures; and the Fund’s performance attribution, including contributors/detractors to Fund performance, by posting such information to the Fund’s website (https://funds.aqr.com) or upon reasonable request made to the Fund or the Adviser.
Non-public portfolio holdings information may be disclosed to certain third parties (other than as noted above) by written request (which may be completed via email) prior to its being posted on the Funds’ website or filed with the SEC through the EDGAR filing system, upon the preapproval of the president or a vice president of the Trust and a senior member of the Adviser’s Legal or Compliance Departments after making a good faith determination that the disclosure would serve a legitimate business propose of the Fund and is in the best interest of the Fund and its shareholders. In addition, the recipient must agree to maintain the confidentiality of the portfolio holdings information. The Trust’s Chief Compliance Officer and the executive officers of the Trust monitor the release of non-public information regarding the Trust. In order to assess whether there are any conflicts between the interests of the Funds’ shareholders and the interests of the Adviser, the Sub-Adviser or their affiliates, the Trustees will review at each regular meeting of the Board of Trustees the information related to any such written approvals that have been approved by the president or a vice president of the Trust and a senior member of the Adviser’s Legal or Compliance Departments since the last regular meeting of the Board of Trustees. As noted above, pre-approval by the president or a vice president of the Trust and a senior member of the Adviser’s Legal or Compliance Departments is not necessary with respect to the disclosure of certain non-public portfolio holdings information to certain third parties or with respect to the disclosure of certain other information about a Fund’s portfolio prior to the public dissemination of portfolio holdings information.
The Adviser manages other accounts such as separate accounts, model portfolios, unregistered products and funds sponsored by companies other than the Adviser. These other accounts may be managed in a similar fashion to certain Funds and thus may have similar portfolio holdings. Such accounts may make disclosures at different times than the Funds’ portfolio holdings are disclosed. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the foregoing restrictions.

AQR Funds–Statement of Additional Information51
The Chief Compliance Officer of the Trust is responsible for ensuring that the Funds have adopted and implemented policies and procedures reasonably designed to ensure compliance with the Trust’s portfolio holdings disclosure policy and, to the extent necessary, the Chief Compliance Officer and/or his or her designee shall monitor the Funds compliance with this policy.
Any exceptions to the policy may be made only if approved by the Chief Compliance Officer of the Trust upon determining that the exception is in the best interests of the Funds and their shareholders. The Chief Compliance Officer must report any exceptions made to the policy to the Trustees at its next regularly scheduled meeting.
Each violation of the disclosure policy must be reported to the Chief Compliance Officer. If the Chief Compliance Officer, in the exercise of his or her duties, deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, he or she shall report it to the applicable Trustees, as required by Rule 38a-1.
The Trustees reserve the right to amend the Trust’s policies and procedures regarding the disclosure of portfolio holdings at any time and from time to time without prior notice and in their sole discretion. The Board of Trustees also considers the reports and recommendations of the Trust’s Chief Compliance Officer regarding any material compliance matters that may arise with respect to the disclosure of portfolio holdings information and periodically, as required under the circumstances, considers whether to approve or ratify any amendment to the Trust’s policies and procedures regarding the dissemination of portfolio holdings information.
Investment Advisory and Other Services
Investment Adviser
The Adviser, AQR Capital Management, LLC, Two Greenwich Plaza, Greenwich, CT 06830, serves as the investment adviser to  each Fund pursuant to an investment advisory contract entered into by the Trust, on behalf of each Fund (together, the “Advisory Agreements”). Subject to the general supervision of the Board of Trustees, under the terms of the Advisory Agreements, the Adviser furnishes a continuous investment program for each Fund’s portfolio, makes day-to-day investment decisions for each Fund, and manages each of the Funds’ investments in accordance with the stated policies of the Fund. The Adviser is also responsible for selecting brokers and dealers to execute purchase and sale orders for the portfolio transactions of each Fund, subject to its obligation to seek best execution, and also provides certain other administrative services to each Fund. The Adviser provides persons satisfactory to the Trustees to serve as officers of the Funds. Such officers, as well as certain other employees and Trustees of the Trust, may be directors, officers, or employees of the Adviser.
The Adviser also serves as the investment adviser to each of the AQR Managed Futures Strategy Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the AQR Managed Futures Strategy Fund; the AQR Managed Futures Strategy HV Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the AQR Managed Futures Strategy HV Fund; the AQR Multi-Asset Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the AQR Multi-Asset Fund; the AQR Multi-Strategy Alternative Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the AQR Multi-Strategy Alternative Fund; the AQR Risk-Balanced Commodities Strategy Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the AQR Risk-Balanced Commodities Strategy Fund; the AQR Risk Parity II MV Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the AQR Risk Parity II MV Fund; the AQR Risk Parity II HV Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the AQR Risk Parity II HV Fund; the AQR Style Premia Alternative Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the AQR Style Premia Alternative Fund; the AQR Global Macro Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the AQR Global Macro Fund and the AQR Style Premia Alternative LV Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the AQR Style Premia Alternative LV Fund, each organized under the laws of the Cayman Islands as an exempted company (each, a “Subsidiary”), pursuant to a separate investment advisory agreement with each Subsidiary. The Adviser does not receive additional compensation for its management of each Subsidiary.
The Adviser is a wholly-owned subsidiary of AQR Capital Management Holdings, LLC (“AQR Holdings”), which has no activities other than holding the interests of the Adviser. Clifford S. Asness, Ph.D., M.B.A., may be deemed to control the Adviser through his voting control of the Board of Members of AQR Holdings.
Under the Advisory Agreements, the Funds pay the Adviser a management fee on a monthly basis in an amount equal to the following amounts annually of the average daily net assets of each of the Funds:
Fund	Management Fee
AQR Alternative Risk Premia Fund	1.20%
AQR Diversified Arbitrage Fund	1.00%
AQR Equity Market Neutral Fund	1.10%
AQR Global Macro Fund	1.25%

AQR Funds–Statement of Additional Information52
Fund	Management Fee
AQR Long-Short Equity Fund	1.10%
AQR Managed Futures Strategy Fund	1.05%
AQR Managed Futures Strategy HV Fund	1.45%
AQR Multi-Asset Fund	0.75% on the first $1 billion of net assets; 0.70% on net assets in excess of $1 billion
AQR Multi-Strategy Alternative Fund	1.75%
AQR Risk-Balanced Commodities Strategy Fund	0.80%
AQR Risk Parity II MV Fund	0.75% on the first $1 billion of net assets; 0.725% on net assets in excess of $1 billion up to $3 billion; 0.70% on net assets in excess of $3 billion
AQR Risk Parity II HV Fund	0.95% on the first $1 billion in net assets; 0.925% on net assets in excess of $1 billion up to $3 billion; 0.90% on net assets in excess of $3 billion
AQR Style Premia Alternative Fund	1.35%
AQR Style Premia Alternative LV Fund	0.65%
AQR Volatility Risk Premium Fund	0.55%
For the fiscal year ended December 31, 2017, the Trust paid the Adviser management fees (after waivers and reimbursements), and the Adviser waived management fees and reimbursed expenses, as follows:
Funds	Management Fees	Waivers	Reimbursements	Fees Paid (After Waivers and Reimbursements)
AQR Alternative Risk Premia Fund[1]	$87,690	$74,167	$18,209	$—
AQR Diversified Arbitrage Fund	$4,882,637	$254,970	$16,642	$4,611,025
AQR Managed Futures Strategy Fund	$128,127,315	$—	$—	$128,127,315
AQR Multi-Asset Fund	$3,329,254	$58,751	$3,077	$3,267,426
AQR Multi-Strategy Alternative Fund	$60,101,197	$—	$—	$60,101,197
AQR Risk-Balanced Commodities Strategy Fund	$1,636,886	$124,095	$—	$1,512,791
AQR Risk Parity II MV Fund	$615,989	$176,659	$2,062	$437,268
AQR Risk Parity II HV Fund	$542,655	$167,317	$17,665	$357,673
AQR Long-Short Equity Fund	$46,489,479	$—	$—	$46,489,479
AQR Managed Futures Strategy HV Fund	$10,582,274	$37,506	$—	$10,544,768
AQR Style Premia Alternative Fund	$56,164,645	$588,080	$—	$55,576,565
AQR Global Macro Fund	$333,776	$241,067	$5,512	$87,197
AQR Style Premia Alternative LV Fund	$2,759,186	$72,987	$277	$2,685,922
AQR Equity Market Neutral Fund	$17,771,496	$—	$—	$17,771,496
AQR Volatility Risk Premium Fund[2]	N/A	N/A	N/A	N/A
[1]	The Fund commenced operations on September 19, 2017.
[2]	The Fund paid no advisory fees during the period because the Fund had not commenced operations.
For the fiscal year ended December 31, 2018, the Trust paid the Adviser management fees (after waivers and reimbursements), and the Adviser waived management fees and reimbursed expenses, as follows:
Funds	Management Fees	Waivers	Reimbursements	Fees Paid (After Waivers and Reimbursements)
AQR Alternative Risk Premia Fund	$2,539,351	$156,436	$7,218	$2,375,697
AQR Diversified Arbitrage Fund	$4,574,817	$199,636	$8,773	$4,366,408

AQR Funds–Statement of Additional Information53
Funds	Management Fees	Waivers	Reimbursements	Fees Paid (After Waivers and Reimbursements)
AQR Managed Futures Strategy Fund	$100,166,735	$—	$—	$100,166,735
AQR Multi-Asset Fund	$3,012,885	$43,675	$649	$2,968,561
AQR Multi-Strategy Alternative Fund	$44,766,678	$—	$—	$44,766,678
AQR Risk-Balanced Commodities Strategy Fund	$2,300,561	$53,160	$13,869	$2,233,532
AQR Risk Parity II MV Fund	$564,263	$157,495	$16	$406,752
AQR Risk Parity II HV Fund	$413,361	$172,268	$12,693	$228,400
AQR Long-Short Equity Fund	$54,763,079	$—	$—	$54,763,079
AQR Managed Futures Strategy HV Fund	$9,675,230	$56,489	$2,115	$9,616,626
AQR Style Premia Alternative Fund	$63,681,565	$341,630	$43,226	$63,296,709
AQR Global Macro Fund	$489,499	$167,234	$31,919	$290,346
AQR Style Premia Alternative LV Fund	$3,035,852	$8,073	$—	$3,027,779
AQR Equity Market Neutral Fund	$21,172,268	$—	$—	$21,172,268
AQR Volatility Risk Premium Fund[1]	$9,786	$9,786	$97,622	$—
[1]	The Fund commenced operations on November 1, 2018.
For the fiscal year ended December 31, 2019, the Trust paid the Adviser management fees (after waivers and reimbursements), and the Adviser waived management fees and reimbursed expenses, as follows:
Funds	Management Fees	Waivers	Reimbursements	Fees Paid (After Waivers and Reimbursements)
AQR Diversified Arbitrage Fund	$4,761,668	$100,261	$287,024	$4,374,383.00
AQR Managed Futures Strategy Fund	$58,500,766	$—	$—	$58,500,766.00
AQR Multi-Asset Fund	$1,473,324	$75,712	$177,920	$1,219,692.00
AQR Multi-Strategy Alternative Fund	$13,756,907	$68,904	$179,882	$13,508,121.00
AQR Risk-Balanced Commodities Strategy Fund	$2,024,443	$58,661	$118,595	$1,847,187.00
AQR Risk Parity II MV Fund	$743,595	$57,975	$128,865	$556,755.00
AQR Risk Parity II HV Fund	$286,935	$71,680	$148,109	$67,146.00
AQR Long-Short Equity Fund	$16,920,003	$—	$—	$16,920,003.00
AQR Managed Futures Strategy HV Fund	$5,218,139	$49,018	$171,807	$4,997,314.00
AQR Style Premia Alternative Fund	$38,690,710	$242,683	$643,522	$37,804,505.00
AQR Global Macro Fund	$403,835	$69,001	$155,340	$179,494.00
AQR Style Premia Alternative LV Fund	$1,917,478	$44,274	$150,254	$1,722,950.00
AQR Equity Market Neutral Fund	$7,046,925	$—	$103,475	$6,943,450.00
AQR Alternative Risk Premia Fund	$4,191,065	$35,163	$150,813	$4,005,089.00
AQR Volatility Risk Premium Fund	$64,975	$20,791	$210,896	$—
For the fiscal year ended December 31, 2017, with respect to the AQR Diversified Arbitrage Fund, AQR Equity Market Neutral Fund, AQR Long-Short Equity Fund, AQR Managed Futures Strategy HV Fund, AQR Multi-Asset Fund, AQR Multi-Strategy Alternative Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk Parity II MV Fund and AQR Style Premia Alternative LV Fund, the Adviser recaptured fees waived and/or expenses reimbursed under each Fund’s Expense Limitation Agreement in the amount of $20,593, $223,519, $233,277, $36,775, $41,032, $327,336, $21,505, $4,210 and $361, respectively. For the fiscal year ended December 31, 2018, with respect to the AQR Diversified Arbitrage Fund, AQR Equity Market Neutral Fund, AQR Managed Futures Strategy HV Fund, AQR Multi-Asset Fund, AQR Multi-Strategy Alternative Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Style Premia Alternative Fund, and AQR Style Premia Alternative LV Fund the Adviser recaptured fees waived and/or expenses reimbursed under each Fund’s Expense Limitation Agreement in the amount of $21,159, $23,990, $44,118, $14,798, $24,508,

AQR Funds–Statement of Additional Information54
$4,329, $59,178 and $19,499 respectively. For the fiscal year ended December 31, 2019, the Adviser did not recapture fees waived and/or expenses reimbursed for the Funds. For additional information regarding the Expense Limitation Agreement, please see the Funds’ Prospectuses dated May 1, 2020.
Other Payments
In addition to the payments to the Adviser under the Advisory Agreements described above, each Fund pays certain other costs of its operations including (a) custody, transfer agency, pricing and dividend disbursing expenses, (b) for Class I and Class N Shares, certain amounts paid to intermediaries in recognition of the transfer agency costs avoided by the Funds as a result of the customer recordkeeping activities of the intermediaries, (c) distribution related fees for the Class N shares, (d) fees of Trustees who are not affiliated with the Adviser, (e) legal, audit and tax expenses, (f) litigation expenses, (g) clerical, accounting and other office costs, (h) costs of printing the Funds’ Prospectuses, shareholder reports and other reports for current shareholders, (i) costs of maintaining the Trust’s existence, (j) interest charges, taxes, brokerage fees and commissions, (k) costs of stationery and supplies, (l) expenses and fees related to registration and/or filing with the SEC, the CFTC and with other federal and state regulatory authorities, and (m) upon the approval of the Board of Trustees, costs of personnel of the Adviser or its affiliates rendering clerical, accounting and other office services.
The Adviser, from time to time, makes payments to financial intermediaries (including the Distributor) for certain distribution, sub-administration, sub-transfer agency or other shareholder services provided to Class I, Class N and/or Class R6 shareholders of the Funds whose shares are held of record in certain omnibus accounts and other group accounts (e.g., a fund “supermarket” account). The Adviser also makes other payments out of its own resources to financial intermediaries as permitted under applicable rules of FINRA, such as the Adviser’s participation at a financial intermediary’s internal events including conferences, seminars, due diligence and other meetings. Payments made by the Adviser are in addition to any distribution or service fees payable under any Rule 12b-1 Plan of a Fund, any sub-transfer agency or similar fees payable directly by a Fund to certain financial intermediaries for performing those services, and any sales charges, commissions, non-cash compensation arrangements permitted under applicable rules of FINRA, or other concessions described in the fee table or elsewhere in a Fund’s Prospectus or the SAI as payable to financial intermediaries.
Payments by the Adviser and/or the Fund pursuant to its Rule 12b-1 Plan, as applicable, may be made to compensate financial intermediaries for, among other things: marketing shares of the Funds, which may consist of payments relating to Funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the intermediaries; “due diligence” examination and/or review of the Funds from time to time; access to the financial intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; “finders” or “referral fees” for directing investors to the Funds; marketing support fees for providing assistance in promoting the sale of Fund shares (which may include promotions in communications with the intermediaries’ customers, registered representatives and salespersons); and/or other specified services intended to assist in the distribution and marketing of the Funds. These payments to financial intermediaries may exceed amounts earned on these assets by the Adviser for the performance of these or similar services. The payments are negotiated with each financial intermediary based on a range of factors, including but not limited to the financial intermediary’s ability to attract and retain assets (including particular classes of Fund shares), target markets, customer relationships, quality of service and industry reputation.
The presence of these payments by the Adviser and/or the Fund, as applicable, to financial intermediaries, the varying fee structure and the basis on which a financial intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend funds, including the Funds, or other investments based, at least in part, on the level of compensation paid. Additionally, if one mutual fund sponsor makes greater distribution payments than another, a financial intermediary may have an incentive to recommend one fund complex over another. Similarly, if a financial intermediary receives more distribution assistance for one share class versus another, that financial intermediary may have an incentive to recommend that share class. Because financial intermediaries may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which also may vary by class, this may create an additional incentive for financial firms and their financial advisors to favor one fund complex over another, or one fund class over another. You should consider whether such incentives exist when evaluating any recommendations from a financial intermediary to purchase or sell shares of the Funds and when considering which share class is most appropriate for you.
Investment Sub-Adviser
The Trust and Adviser have retained the Sub-Adviser, CNH Partners, LLC, Two Greenwich Plaza, Greenwich, CT 06830, to serve as the investment sub-adviser to the AQR Diversified Arbitrage Fund and the AQR Multi-Strategy Alternative Fund, each appointment pursuant to an investment sub-advisory agreement between the Adviser and CNH (each, a “Sub-Advisory Agreement”). Subject to the general supervision of the Board of Trustees and the Adviser, under the terms of each Sub-Advisory Agreement, the Sub-Adviser furnishes a continuous investment program for the AQR

AQR Funds–Statement of Additional Information55
Diversified Arbitrage Fund’s portfolio and for certain strategies of the AQR Multi-Strategy Alternative Fund’s portfolio, makes day-to-day investment decisions for the AQR Diversified Arbitrage Fund and certain strategies of the AQR Multi-Strategy Alternative Fund’s portfolio, and manages each Fund’s investments in accordance with the stated policies of the Fund. The Sub-Adviser is also responsible for selecting brokers and dealers to execute purchase and sale orders for the portfolio transactions of the AQR Diversified Arbitrage Fund and with respect to the portfolio transactions for the strategies it manages of the AQR Multi-Strategy Alternative Fund, subject to its obligation to seek best execution.
For managing the assets of the AQR Diversified Arbitrage Fund, the Adviser compensates the Sub-Adviser out of the management fee the Adviser receives for managing the Fund.
For managing assets allocable to certain strategies of the AQR Multi-Strategy Alternative Fund, the Adviser compensates the Sub-Adviser out of the management fee the Adviser receives for managing the Fund.
For the fiscal years ended December 31, 2017, December 31, 2018 and December 31, 2019, the Adviser paid the Sub-Adviser as follows:
Funds	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2019
AQR Diversified Arbitrage Fund	$2,305,513	$2,183,204	$2,187,192
AQR Multi-Strategy Alternative Fund	$11,686,344	$8,704,632	$2,676,609
Portfolio Manager Compensation
The compensation for each of the portfolio managers that are a Principal of the Adviser or Sub-Adviser, as applicable, is in the form of distributions based on the net income generated by the Adviser or Sub-Adviser and each Principal’s relative ownership in the Adviser or Sub-Adviser, as the case may be. Net income distributions are a function of assets under management and performance of the funds and accounts managed by the Adviser or Sub-Adviser. A Principal’s relative ownership in the Adviser or Sub-Adviser is based on cumulative research, leadership and other contributions to the Adviser or Sub-Adviser. There is no direct linkage between assets under management, performance and compensation. However, there is an indirect linkage in that superior performance tends to attract assets and thus increase revenues. Each portfolio manager is also eligible to participate in the Adviser’s or Sub-Adviser’s 401(k) retirement plan which is offered to all employees of the Adviser and Sub-Adviser.
Portfolio Manager Holdings
The dollar range of equity securities of each Fund listed below beneficially owned by the portfolio managers of such Fund as of December 31, 2019, unless noted otherwise, is as follows:
Portfolio Manager	Name of Fund	Dollar Range of Equity Securities Beneficially Owned
Michele L. Aghassi, Ph.D.	AQR Equity Market Neutral Fund	$10,001-$50,000
	AQR Long-Short Equity Fund	$10,001-$50,000
Clifford S. Asness, Ph.D., M.B.A.	AQR Managed Futures Strategy Fund	$100,001-$500,000
	AQR Managed Futures Strategy HV Fund	$100,001-$500,000
Jordan Brooks, Ph.D., M.A.	AQR Global Macro Fund	$10,001-$50,000
Robert F. Bryant, B.S.	AQR Diversified Arbitrage Fund	None
Andrea Frazzini, Ph.D., M.S.	AQR Equity Market Neutral Fund	$10,001-$50,000
	AQR Long-Short Equity Fund	$10,001-$50,000
	AQR Style Premia Alternative Fund	$10,001-$50,000
	AQR Style Premia Alternative LV Fund	None
John J. Huss	AQR Multi-Asset Fund	$10,001-$50,000
	AQR Risk Parity II HV Fund	$10,001-$50,000
	AQR Risk Parity II MV Fund	$10,001-$50,000

AQR Funds–Statement of Additional Information56
Portfolio Manager	Name of Fund	Dollar Range of Equity Securities Beneficially Owned
Ronen Israel, M.A.	AQR Alternative Risk Premia Fund	$10,001-$50,000
	AQR Diversified Arbitrage Fund	$50,001-$100,000
	AQR Equity Market Neutral Fund	$50,001-$100,000
	AQR Long-Short Equity Fund	$50,001-$100,000[1]
	AQR Multi-Asset Fund	$50,001-$100,000[1]
	AQR Multi-Strategy Alternative Fund	$100,001-$500,000
	AQR Risk-Balanced Commodities Strategy Fund	$50,001-$100,000[1]
	AQR Risk Parity II HV Fund	None[1]
	AQR Risk Parity II MV Fund	None[1]
	AQR Style Premia Alternative Fund	$100,001-$500,000
	AQR Style Premia Alternative LV Fund	None
	AQR Volatility Risk Premium Fund	$50,001-$100,000
Michael Katz, Ph.D., A.M.	AQR Global Macro Fund	$10,001-$50,000
	AQR Multi-Strategy Alternative Fund	$10,001-$50,000
	AQR Style Premia Alternative Fund	$10,001-$50,000
	AQR Style Premia Alternative LV Fund	None
David Kupersmith, M.B.A.	AQR Global Macro Fund	$100,001-$500,000
Ari Levine, M.S.	AQR Alternative Risk Premia Fund	$100,001-$500,000[2]
	AQR Managed Futures Strategy Fund	$100,001-$500,000
	AQR Managed Futures Strategy HV Fund	$10,001-$50,000
	AQR Risk-Balanced Commodities Strategy Fund	$10,001-$50,000
John M. Liew, Ph.D., M.B.A.	AQR Global Macro Fund	Over $1,000,000
	AQR Managed Futures Strategy Fund	$100,001-$500,000
	AQR Managed Futures Strategy HV Fund	$100,001-$500,000
	AQR Multi-Strategy Alternative Fund	$100,001-$500,000
	AQR Multi-Asset Fund	$100,001-$500,000
	AQR Risk Parity II HV Fund	$100,001-$500,000
	AQR Risk Parity II MV Fund	$100,001-$500,000
Michael A. Mendelson, M.B.A, S.M.	AQR Multi-Asset Fund	$500,001-$1,000,000
	AQR Risk Parity II HV Fund	$100,001-$500,000
	AQR Risk Parity II MV Fund	$100,001-$500,000
Mark L. Mitchell, Ph.D.	AQR Diversified Arbitrage Fund	$500,001-$1,000,000
	AQR Multi-Strategy Alternative Fund	None

AQR Funds–Statement of Additional Information57
Portfolio Manager	Name of Fund	Dollar Range of Equity Securities Beneficially Owned
Lars N. Nielsen, M.Sc.	AQR Diversified Arbitrage Fund	$50,001-$100,000[2]
	AQR Equity Market Neutral Fund	$50,001-$100,000[2]
	AQR Long-Short Equity Fund	$50,001-$100,000[2]
	AQR Multi-Asset Fund	$50,001-$100,000[2]
	AQR Risk-Balanced Commodities Strategy Fund	$10,001-$50,000[2]
	AQR Risk Parity II HV Fund	$1-$10,000[2]
	AQR Risk Parity II MV Fund	$1-$10,000[2]
	AQR Volatility Risk Premium Fund	$10,001-$50,000[2]
Yao Hua Ooi	AQR Alternative Risk Premia Fund	$10,001-$50,000
	AQR Global Macro Fund	$10,001-$50,000[1]
	AQR Managed Futures Strategy Fund	$50,001-$100,000
	AQR Managed Futures Strategy HV Fund	$10,001-$50,000
	AQR Multi-Asset Fund	$10,001-$50,000
	AQR Multi-Strategy Alternative Fund	$10,001-$50,000[1]
	AQR Risk Parity II HV Fund	$10,001-$50,000
	AQR Risk Parity II MV Fund	$10,001-$50,000
	AQR Risk-Balanced Commodities Strategy Fund	$10,001-$50,000
	AQR Style Premia Alternative Fund	$10,001-$50,000[1]
	AQR Style Premia Alternative LV Fund	$1-$10,000[2]
	AQR Volatility Risk Premium Fund	None[3]
Todd C. Pulvino, Ph.D., A.M., M.S.	AQR Diversified Arbitrage Fund	$100,001-$500,000
	AQR Multi-Strategy Alternative Fund	None
Nathan Sosner, Ph.D.	AQR Alternative Risk Premia Fund	$10,001-$50,000

1 Portfolio manager began managing the Fund on January 1, 2020.
2 Portfolio manager began managing the Fund on January 1, 2020. Holdings data is provided as of January 31, 2020.
3 Portfolio manager began managing the Fund on January 31, 2020.
Other Accounts Managed
Each of the portfolio managers is also responsible for managing other accounts in addition to the respective Fund or Funds which the portfolio manager manages, including other accounts of the Adviser, the Sub-Adviser or their affiliates. Other accounts may include, without limitation, separately managed accounts for foundations, endowments, pension plans, and high net-worth families; registered investment companies; unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as “hedge funds”); foreign investment companies; and may also include accounts or investments managed or made by the portfolio managers in a personal or other capacity, including reference accounts for non-discretionary model portfolios offered by the Adviser (“Proprietary Accounts”). Management of other accounts in addition to the Funds can present certain conflicts of interest, as described below (under “Potential Conflicts of Interest”).

AQR Funds–Statement of Additional Information58
The following table indicates the number of accounts and assets under management for each type of account managed as of December 31, 2019:
PORTFOLIO MANAGER	NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE
REGISTERED INVESTMENT COMPANY			OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
	# of Accts.	Assets Under Management	# of Accts.	Assets Under Management	# of Accts.	Assets Under Management
Michele L. Aghassi, Ph.D.	12	$11,577,955,222	13	$7,131,446,231	13	$4,827,296,229
Clifford S. Asness, Ph.D., M.B.A.	30	$16,816,810,982	35	$16,749,639,997	59	$29,545,971,721
Jordan Brooks, Ph.D., M.A.	3	$210,091,950	1	$1,312,452	0	$0
Robert F. Bryant, B.S.	3	$970,975,617	8	$1,218,697,697	0	$0
Andrea Frazzini, Ph.D., M.S.	29	$19,222,199,801	20	$10,318,343,804	30	$15,674,606,704
John J. Huss	5	$ 5,363,477,914	24	$17,173,986,038	2	$372,823,172
Ronen Israel, M.A.	27	$12,502,163,131	51	$21,013,174,985	49	$25,401,853,360
Michael Katz, Ph.D., A.M.	9	$3,687,124,957	17	$7,745,799,878	3	$1,390,565,439
David Kupersmith, M.B.A.	2	$96,484,395	3	$555,220,632	0	$0
Ari Levine, M.S.	6	$5,228,548,404	31	$13,780,558,676	7	$4,339,797,831
John M. Liew, Ph.D., M.B.A.	19	$9,506,534,089	25	$11,351,598,303	29	$14,072,135,100
Michael A. Mendelson, M.B.A., S.M.	4	$3,520,775,808	25	$14,790,199,041	1	$307,404,423
Mark L. Mitchell, Ph.D.	3	$970,975,617	9	$1,348,985,330	0	$0
Lars N. Nielsen, M.Sc.	28	$12,656,169,355	51	$21,013,174,985	49	$25,401,853,360
Yao Hua Ooi	12	$9,241,238,279	35	$17,583,729,606	2	$372,823,172
Todd C. Pulvino, Ph.D., A.M., M.S.	3	$970,975,617	9	$1,348,985,330	0	$0
Nathan Sosner, Ph.D.	0	$0	5	$998,803,356	0	$0

PORTFOLIO MANAGER	NUMBER OF OTHER ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
REGISTERED INVESTMENT COMPANY			OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
	# of Accts.	Assets Under Management	# of Accts.	Assets Under Management	# of Accts.	Assets Under Management
Michele L. Aghassi, Ph.D.	2	$187,583,856	10	$ 4,918,727,013	4	$1,810,249,537
Clifford S. Asness, Ph.D., M.B.A.	0	$0	33	$15,086,976,259	22	$9,333,802,747
Jordan Brooks, Ph.D., M.A.	0	$0	1	$1,312,452	0	$0
Robert F. Bryant, B.S.	0	$0	7	$ 1,046,914,915	0	$0
Andrea Frazzini, Ph.D., M.S.	2	$187,583,856	17	$8,105,624,586	7	$2,013,910,431
John J. Huss	0	$0	22	$16,058,237,020	1	$65,418,749
Ronen Israel, M.A.	0	$0	46	$18,585,483,193	17	$7,838,304,083
Michael Katz, Ph.D., A.M.	0	$0	16	$7,668,002,658	2	$ 393,644,319
David Kupersmith, M.B.A.	0	$0	3	$555,220,632	0	$0
Ari Levine, M.S.	0	$0	28	$11,618,594,045	2	$943,003,151
John M. Liew, Ph.D., M.B.A.	0	$0	24	$9,911,471,935	10	$6,107,796,587
Michael A. Mendelson, M.B.A., S.M.	0	$0	22	$13,502,667,241	0	$0

AQR Funds–Statement of Additional Information59
PORTFOLIO MANAGER	NUMBER OF OTHER ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
REGISTERED INVESTMENT COMPANY			OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
	# of Accts.	Assets Under Management	# of Accts.	Assets Under Management	# of Accts.	Assets Under Management
Mark L. Mitchell, Ph.D.	0	$0	8	$1,177,202,548	0	$0
Lars N. Nielsen, M.Sc.	0	$0	46	$18,585,483,193	17	$7,838,304,083
Yao Hua Ooi	0	$0	33	$16,467,980,588	1	$ 65,418,749
Todd C. Pulvino, Ph.D., A.M., M.S.	0	$0	8	$1,177,202,548	0	$0
Nathan Sosner, Ph.D.	0	$0	5	$998,803,356	0	$0
Potential Conflicts of Interest
From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts (including, for purposes of this discussion, other Funds and Proprietary Accounts), on the other. The other accounts might have similar investment objectives or strategies as a Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. A potential conflict of interest exists where portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.
A number of potential conflicts of interest may arise as a result of the Adviser’s, Sub-Adviser's or portfolio manager’s management of a number of accounts with similar investment strategies. Often, an investment opportunity may be suitable for both a Fund and other accounts, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. In circumstances where the amount of total exposure to a strategy or investment type across accounts is, in the opinion of the Adviser, capacity constrained, the availability of the strategy or investment type for the Funds and other accounts may be reduced in the Adviser’s discretion. A Fund may therefore have reduced exposure to a capacity constrained strategy or investment type, which could adversely affect the Fund’s return. The Adviser is not obligated to allocate capacity pro rata and may take its financial interests into account when allocating capacity among the Funds and other accounts. Among other things, capacity constraints in a particular strategy or investment type could cause a Fund to close to all or certain new investors.
Another conflict could arise where different account guidelines and/or differences within particular investment strategies lead to the use of different investment practices for portfolios with a similar investment strategy. The Adviser or Sub-Adviser will not necessarily purchase or sell the same instruments at the same time or in the same direction (particularly if different accounts have different strategies), or in the same proportionate amounts for all eligible accounts (particularly if different accounts have materially different amounts of capital under management, different amounts of investable cash available, different investment restrictions, or different risk tolerances). As a result, although the Adviser and Sub-Adviser manage numerous accounts and/or portfolios with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same instruments, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account. The Adviser or Sub-Adviser may, from time to time, implement new trading strategies or participate in new trading strategies for some but not all accounts, including the Funds. Strategies may not be implemented in the same manner among accounts where they are employed, even if the strategy is consistent with the objectives of such accounts. In certain circumstances, investment opportunities that are in limited supply and/or have limited return potential in light of administrative costs of pursuing such investments (e.g., IPOs) are only allocated to accounts where the given opportunity is more closely aligned with the applicable strategy and/or trading approach.
Whenever decisions are made to buy or sell investments by a Fund and one or more other accounts simultaneously, the Adviser, Sub-Adviser or portfolio manager may aggregate the purchases and sales of the investments and will allocate the transactions in a manner that it believes to be equitable under the circumstances. To this end, the Adviser and Sub-Adviser have adopted policies and procedures that are intended to assure that investment opportunities are allocated equitably among accounts over time. As a result of the allocations, there may be instances where a Fund will not participate in a transaction that is allocated among other accounts or a Fund may not be allocated the full amount of the investments sought to be traded. These aggregation and allocation policies could have a detrimental effect on the price

AQR Funds–Statement of Additional Information60
or amount of the investments available to a Fund from time to time. Subject to applicable laws and/or account restrictions, the Adviser or Sub-Adviser may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for one or more Funds.
To the extent that a Fund holds interests in an issuer that are different (or more senior or junior) than, or potentially adverse to, those held by other accounts, the Adviser or Sub-Adviser may be presented with investment decisions where the outcome would benefit one account and would not benefit or would harm the other account. This may include, but is not limited to, an account investing in a different security of an issuer’s capital structure than another account, an account investing in the same security but on different terms than another account, an account obtaining exposure to an investment using different types of securities or instruments than another account, an account engaging in short selling of securities that another account holds long, an account voting securities in a different manner than another account, and/or an account acquiring or disposing of its interests at different times than another account. This could have a material adverse effect on, or in some instances could benefit, one or more of such accounts, including accounts that are affiliates of the Adviser or Sub-Adviser, accounts in which the Adviser or Sub-Adviser has an interest, or accounts which pay the Adviser or Sub-Adviser higher fees or a performance fee. These transactions or investments by one or more accounts could dilute or otherwise disadvantage the values, prices, or investment strategies of such accounts. When the Adviser or Sub-Adviser, on behalf of an account, manages or implements a portfolio decision ahead of, or contemporaneously with, portfolio decisions of another account, market impact, liquidity constraints, or other factors could result in such other account receiving less favorable pricing or trading results, paying higher transaction costs, or being otherwise disadvantaged. In addition, in connection with the foregoing, the Adviser or Sub-Adviser, on behalf of an account, is permitted to pursue or enforce rights or actions, or refrain from pursuing or enforcing rights or actions, with respect to a particular issuer in which action could materially adversely affect such other account.
In addition, when a Fund and other accounts hold investments in the same issuer (including at the same place in the capital structure), the Fund may be prohibited by applicable law from participating in restructurings, work- outs or other activities related to its investment in the issuer. As a result, a Fund may not be permitted by law to make the same investment decisions as other accounts in the same or similar situations even if the Adviser or Sub-Adviser believes it would be in the Fund’s best economic interests to do so. A Fund may be prohibited by applicable law from investing in an issuer (or an affiliate) that other accounts are also investing in or currently invest in even if the Adviser or Sub-Adviser believes it would be in the best economic interests of the Fund to do so. Furthermore, entering into certain transactions that are not deemed prohibited by law when made may potentially lead to a condition that raises regulatory or legal concerns in the future. This may be the case, for example, with issuers that the Adviser or Sub-Adviser considers to be at risk of default and restructuring or work-outs with debt holders, which may include a Fund and other accounts. In some cases, to avoid the potential of future prohibited transactions, the Adviser or Sub-Adviser may avoid allocating an investment opportunity to a Fund that it would otherwise recommend, subject to the Adviser’s or Sub-Adviser's then-current allocation policy and any applicable exemptions.
In certain circumstances, the Adviser may be restricted from transacting in a security or instrument because of material non-public information received in connection with an investment opportunity that is offered to the Sub-Adviser. In other circumstances, the Sub-Adviser will not participate in an investment opportunity to avoid receiving material non-public information that would restrict the Adviser from transacting in a security or instrument. These restrictions may adversely impact a Fund’s performance.
The Adviser, Sub-Adviser and the Funds’ portfolio managers may also face a conflict of interest where some accounts pay higher fees to the Adviser or Sub-Adviser than others, as they may have an incentive to favor accounts with the potential for greater fees, or to invest Fund assets in an underlying Fund or account that pays higher fees to the Adviser or Sub-Adviser. For instance, the entitlement to a performance fee in managing one or more accounts may create an incentive for the Adviser or Sub-Adviser to take risks in managing assets that it would not otherwise take in the absence of such arrangements. Additionally, since performance fees reward the Adviser or Sub-Adviser for performance in accounts which are subject to such fees, the Adviser or Sub-Adviser may have an incentive to favor these accounts over those that have only fixed asset-based fees, such as the Funds, with respect to areas such as trading opportunities, trade allocation, and allocation of new investment opportunities. Certain underlying accounts in which a Fund invests may underperform over certain periods of time.
The Adviser also participates in model portfolio platforms in which the Adviser provides model portfolios that allocate exclusively to a number of Funds based on a given targeted risk profile and/or investment objective. In constructing and rebalancing a model portfolio, a potential conflict between the interests of the model portfolio and those of the Funds may arise in connection with decisions made by the Adviser to change allocations to one or more Funds or to rebalance the assets of the model portfolios that results in subscriptions into and redemptions from the Funds. Depending upon the timing and/or amounts involved, reallocations and rebalancing of investments have the potential to disrupt the orderly management of a Fund’s portfolio or to increase its expenses, including its portfolio transaction and administrative costs.
The Adviser and Sub-Adviser have implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) that seek to address potential conflicts of interest that may arise in connection with the management of the Funds and other accounts and that are designed to assure that all accounts, including the Funds, are treated fairly and equitably over time.

AQR Funds–Statement of Additional Information61
Administrator and Fund Accountant
On behalf of the Funds, the Trust has entered into an Administration Agreement (the “JPM Administration Agreement”) with JPMorgan Chase Bank, N.A. (the “JPM Administrator”) located at 70 Fargo Street, Boston, Massachusetts 02210. The JPM Administration Agreement initially took effect on (1) September 12, 2010 with respect to the AQR Managed Futures Strategy Fund, and (2) September 19, 2010 with respect to the AQR Diversified Arbitrage Fund. The JPM Administration Agreement also took effect with respect to the other current series of the Trust described in this SAI, and takes effect with respect to each new series of the Trust, upon the Fund’s inception. The JPM Administrator also serves as the administrator to the AQR Managed Futures Strategy Offshore Fund Ltd., the AQR Managed Futures Strategy HV Offshore Fund Ltd., the AQR Multi-Asset Offshore Fund Ltd.(formerly, AQR Risk Parity Offshore Fund Ltd.), the AQR Multi-Strategy Alternative Offshore Fund Ltd., the AQR Risk-Balanced Commodities Strategy Offshore Fund Ltd., the AQR Risk Parity II MV Offshore Fund Ltd., the AQR Risk Parity II HV Offshore Fund Ltd., the AQR Style Premia Alternative Offshore Fund Ltd., the AQR Global Macro Offshore Fund Ltd. and the AQR Style Premia Alternative LV Offshore Fund Ltd. Under the JPM Administration Agreement, the JPM Administrator’s services include, but are not limited to, the following: preparing minutes of meetings of the Board of Trustees and assisting the Secretary of the Trust in preparing for quarterly meetings of the Board of Trustees; performing certain compliance tests for the Trust; participating in the annual update of the Trust’s registration statement and coordinating in the preparation and filing of certain other Trust filings and documents; preparing federal and state income tax returns for the Trust; performing NAV calculations; establishing appropriate expense accruals, maintaining expense files and coordinating the payment of invoices for the Trust. For the fiscal years ended December 31, 2017, December 31, 2018 and December 31, 2019, the Funds paid JPM Administrator fees of $8,624,913, $8,020,217 and $5,639,377, respectively.
The JPM Administration Agreement was in effect for the initial term of three years and automatically renewed upon the expiration of the initial term in September 2013 and will continue until terminated. Either party may terminate the agreement upon not less than six months’ prior written notice to the other party.
Distributor
The Trust has entered into a Distribution Agreement, on behalf of each Fund, with the Distributor, ALPS Distributors, Inc., pursuant to which the Distributor acts as distributor for each Fund and acts as agent for each Fund in selling its shares to the public. ALPS Distributors, Inc. is located at 1290 Broadway, Suite 1100, Denver, CO 80203. The Distributor offers shares of the Funds on a continuous basis and may engage in advertising and solicitation activities in connection therewith. The Distributor is not obligated to sell any certain number of shares of the Funds. The Distributor also reviews advertisements and acts as liaison for broker-dealer relationships. Investors purchasing or redeeming shares of a Fund through another financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that the institution may charge. Following its initial term, the Distribution Agreement continues in effect for successive one-year periods provided such continuance is specifically approved at least annually by (i) the Board of Trustees or (ii) the vote of a majority of outstanding shares of the Fund, and provided that in either event the continuance is also approved by a majority of the Trust’s Board of Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Distribution Agreement.
Distribution Plan
The Board has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Class N shares of each Fund (the “12b-1 Plan”). Under the 12b-1 Plan, the Class N shares of each Fund pay a distribution fee of 0.25% to the Distributor as compensation for distribution and/or administrative activities related to Class N shares of each Fund. Because these fees are paid out of each Fund’s assets on an on-going basis, over time these fees will increase the cost of an investment and may cost a shareholder more than paying other types of sales charges. The 12b-1 Plan provides that the distribution fees may be paid entirely to the Distributor regardless of the amounts actually expended by the Distributor. The Distributor uses these distribution fees to make payments to financial intermediaries as compensation for distribution and/or administrative activities related to Class N shares of each Fund. The Distributor may retain a portion of these distribution fees as part of the compensation it receives for reviewing advertisements and other marketing materials.
If the 12b-1 Plan is terminated with respect to a Fund, the Fund will owe no payments to the Distributor other than fees accrued but unpaid on the termination date. The 12b-1 Plan may be terminated only by specific action of the Trustees or shareholders.
The 12b-1 Plan shall continue in effect from year to year with respect to each Fund, provided such continuance is approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Disinterested Trustees. The 12b-1 Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the Class N shares of a Fund, and all material amendments of a 12b-1 Plan must also be approved by the Trustees in the manner described above. The 12b-1 Plan may be terminated with respect to a Fund at any time, without payment of any penalty, by vote of a majority of the Disinterested Trustees, or by a vote of a majority

AQR Funds–Statement of Additional Information62
of the outstanding voting securities of the affected Fund (as defined in the 1940 Act) on not more than 60 days’ written notice to any other party to the 12b-1 Plan. So long as the 12b-1 Plan is in effect, the selection and nomination of Disinterested Trustees has been committed to the Disinterested Trustees.
Pursuant to the 12b-1 Plan, the Distributor shall provide the Trust for review by the Trustees, and the Trustees shall review and consider at least quarterly, a written report of the amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the 12b-1 Plan will benefit the respective Funds and their shareholders.
The table below provides information for the period ended December 31, 2019 about the 12b-1 fees each Fund paid to the Distributor under the Trust's 12b-1 Plan.
Funds	Fees Paid
AQR Alternative Risk Premia Fund	$27,066
AQR Diversified Arbitrage Fund	$150,607
AQR Managed Futures Strategy Fund	$4,041,080
AQR Multi-Asset Fund	$30,745
AQR Multi-Strategy Alternative Fund	$257,273
AQR Risk-Balanced Commodities Strategy Fund	$36,834
AQR Risk Parity II MV Fund	$5,854
AQR Risk Parity II HV Fund	$11,155
AQR Long-Short Equity Fund	$168,608
AQR Managed Futures Strategy HV Fund	$124,026
AQR Style Premia Alternative Fund	$167,360
AQR Global Macro Fund	$7,374
AQR Style Premia Alternative LV Fund	$29,723
AQR Equity Market Neutral Fund	$205,007
AQR Volatility Risk Premium Fund	$2,543
Custodian
The Custodian for the Funds is JPMorgan Chase Bank, N.A. (“JPM Custodian”), located at 1 Chase Manhattan Plaza, New York, NY 10005. State Street Bank and Trust Company (together with the JPM Custodian, the “Custodian”), located at One Lincoln Street, Boston, MA 02111, also serves as a Custodian of the AQR Diversified Arbitrage Fund, AQR Style Premia Alternative Fund, AQR Equity Market Neutral Fund, AQR Style Premia Alternative LV Fund, AQR Long-Short Equity Fund, AQR Multi-Strategy Alternative Fund, AQR Alternative Risk Premia Fund and AQR Multi-Asset Fund. The JPM Custodian also serves as the custodian of the AQR Managed Futures Strategy Offshore Fund Ltd., the AQR Managed Futures Strategy HV Offshore Fund Ltd., the AQR Multi-Asset Offshore Fund Ltd., the AQR Multi-Strategy Alternative Offshore Fund Ltd., the AQR Risk-Balanced Commodities Strategy Offshore Fund Ltd., the AQR Risk Parity II MV Offshore Fund Ltd., the AQR Risk Parity II HV Offshore Fund Ltd, the AQR Style Premia Alternative Offshore Fund Ltd., the AQR Global Macro Offshore Fund Ltd. and the AQR Style Premia Alternative LV Offshore Fund Ltd. The Custodian has no part in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds. Under the custody agreements with the Trust, on behalf of the Funds, the Custodian holds each Fund’s securities and maintains all necessary accounts and records.
Transfer Agent and Dividend Disbursing Agent
ALPS Fund Services, Inc., located at 1290 Broadway, Suite 1100, Denver, CO 80203, has been retained to serve as the Funds’ transfer agent and dividend disbursing agent.
Determination of Net Asset Value
Each Fund’s NAV per share is generally calculated as of the scheduled close of trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. eastern time) on each day during which the NYSE is open for trading (a Business Day). Each Fund determines a NAV per share for each class of its shares. The price at which a purchase or redemption order is effected is based upon the next NAV calculation after the purchase or redemption order is received

AQR Funds–Statement of Additional Information63
by the Fund (or its agent) in proper form. If there is an unscheduled NYSE closure prior to 4:00 p.m. eastern time, transaction deadlines and NAV calculations may occur at 4:00 p.m. eastern time or at an earlier time, if the particular closure directly affects the NYSE but other exchanges remain open for trading. Each Fund reserves the right to change the time its NAV is calculated if otherwise permitted by the 1940 Act or pursuant to statements from the SEC or its staff. The NAV per share of a class of a Fund is computed by dividing the total current value of the assets of the Fund attributable to a class, less class liabilities, by the total number of shares of that class of the Fund outstanding at the time the computation is made.
Foreign markets may be open at different times and on different days than the NYSE, meaning that the value of the Funds’ shares may change on days when shareholders are not able to buy or sell their shares. Foreign currencies, securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates generally determined as of 4:00 p.m. eastern time.
For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees. The Board of Trustees has delegated responsibility for applying approved valuation policies to the Adviser, subject to oversight by the Board of Trustees. The Adviser has established a Valuation Committee (the “VC”) whose function is to administer, implement and oversee the continual appropriateness of valuation methods applied and the determination of adjustments to the fair valuation of portfolio securities and other financial derivative instruments in good faith after consideration of market factor changes and events affecting issuers.
Where market quotes are readily available, fair value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from pricing services or established market makers.
Where market quotations are not readily available, or if an available market quotation is determined not to represent fair value, securities or financial derivatives are valued at fair value, as determined in good faith by the VC in accordance with the valuation procedures approved by the Board of Trustees. Using fair value to price a security may require subjective determinations about the value of a security that could result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net assets. It is possible the estimated values may differ significantly from the values which would have been used had a ready market for the investments existed. These differences could be material. When observable prices are not available for these securities, the Funds may use one or more valuation approaches (e.g., the market approach, the income approach, or the cost approach), including proprietary models for which sufficient and reliable data is available. The market approach generally is based on the technique of using comparable market transactions, while the use of the income approach includes the estimation of future cash flows discounted to calculate fair value. Discounts may also be applied due to the nature or durations of any restrictions on the disposition of the investment or adjusted as appropriate for credit, market and/or other risk factors.
Equity securities, including securities sold short, rights, exchange-traded option contracts, warrants, ETFs and closed-end investment companies, are valued at the last quoted sales prices or official closing prices taken from the primary market in which each security trades. Investments in open-end investment companies are valued at such investment company’s current day closing net asset value per share. An equity for which no sales are reported, as in the case of a security that is traded in the OTC market or a less liquid listed equity, is valued at its last bid price (in the case of short sales, at the ask price).
Fixed-income securities (other than certain short-term investments maturing in 60 days or less) and other investments that trade in markets that are not considered to be active, are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, money market funds and less liquid listed equities. Corporate and sovereign bonds and other fixed-income instruments are valued at estimated fair value using the latest bid prices or evaluated quotes furnished by independent pricing services, as well as quotations from counterparties and other market participants. Evaluated quotes are based on a matrix system, which may consider such factors as quoted prices for identical or similar assets, yields, maturities and ratings and are not necessarily reliant on quoted prices. Short-term debt investments of sufficient credit quality maturing in 60 days or less are generally valued at amortized cost, which approximates fair value.
Equities that trade on markets that close prior to the close of the NYSE are fair valued daily based on the application of a fair value factor (unless the Adviser determines that use of another valuation methodology is appropriate). When available, the Funds apply daily fair value factors, furnished by an independent pricing service, to account for the market movement between the close of the foreign market and the close of the NYSE. The pricing service uses statistical analysis and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, American Depositary Receipts, futures contracts and exchange rates in other markets in determining fair value as of the time a Fund calculates its NAV.

AQR Funds–Statement of Additional Information64
Futures and option contracts that are listed on national exchanges and are freely transferable are valued at fair value based on their last sales price on the date of determination on the exchange that constitutes their principal market. For options contracts, if no sales occurred on such date, the contracts will be valued at the mid price on such exchange at the close of business. Centrally cleared swaps listed or traded on a multilateral trade facility platform, such as a registered exchange, are valued on a daily basis using quotations provided by an independent pricing service.
OTC derivatives, including forward contracts and swap contracts, are fair valued by the Funds on a daily basis using observable inputs, such as quotations provided by an independent pricing service, the counterparty, dealers or brokers, whenever available and considered reliable. Generally, a valuation model is used consistently for similar derivative types and model inputs, including, but not limited to, market prices, yield curves, credit spreads, volatilities and implied correlations which are obtained from outside brokers and/or pricing services when available. In instances where models are used, the value of an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument as well as the availability and reliability of observable inputs. Such inputs include market prices for reference securities, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. Certain OTC derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data.
The value of each total return swap contract and total return basket swap contract is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing price on the principal exchange on which the securities are traded; (ii) financing costs; (iii) the value of dividends or accrued interest; (iv) cash balances within the swap; and (v) other factors, as applicable.
The U.S. Dollar value of forward foreign currency exchange contracts is determined using current forward currency exchange rates supplied by an independent pricing service.
Credit default swap contracts and interest rate swap contracts are marked to market daily based on quotations as provided by an independent pricing service. The independent pricing services aggregate valuation information from various market participants to create a single reference value for each credit default swap contract and interest rate swap contract.
The Funds value the repurchase agreements and reverse repurchase agreements they have entered based on the respective contract amounts, which approximate fair value. As such, repurchase agreements are carried at the amount of cash paid plus accrued interest receivable (or interest payable in periods of increased demand for collateral), and reverse repurchase agreements are carried at the amount of cash received plus accrued interest payable (or interest receivable in periods of increased demand for collateral).
Calculation of Offering Price
An illustration of the calculation of the offering price for the outstanding Class I shares of each Fund based on the value of that Fund’s net assets and number of shares outstanding on December 31, 2019 is set forth below:
	AQR Alternative Risk Premia Fund	AQR Diversified Arbitrage Fund	AQR Equity Market Neutral Fund	AQR Global Macro Fund	AQR Long- Short Equity Fund
Net Assets	$144,244,817	$464,185,232	$208,679,298	$14,985,436	$901,269,468
Number of Shares Outstanding	16,218,999	49,900,354	22,686,831	1,573,992	81,348,092
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$8.89	$9.30	$9.20	$9.52	$11.08
Sales Charge	None	None	None	None	None
Offering Price	$8.89	$9.30	$9.20	$9.52	$11.08

AQR Funds–Statement of Additional Information65
	AQR Managed Futures Strategy Fund	AQR Managed Futures Strategy HV Fund	AQR Multi- Asset Fund	AQR Multi- Strategy Alternative Fund	AQR Risk-Balanced Commodities Strategy Fund
Net Assets	$2,315,082,883	$159,509,945	$119,487,881	$191,545,464	$105,144,858
Number of Shares Outstanding	278,773,489	20,878,442	12,373,196	27,243,059	16,598,224
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$8.30	$7.64	$9.66	$7.03	$6.33
Sales Charge	None	None	None	None	None
Offering Price	$8.30	$7.64	$9.66	$7.03	$6.33

	AQR Risk Parity II MV Fund	AQR Risk Parity II HV Fund	AQR Style Premia Alternative Fund	AQR Style Premia Alternative LV Fund	AQR Volatility Risk Premium Fund
Net Assets	$109,225,240	$27,611,518	$866,804,405	$193,223,503	$1,526,675
Number of Shares Outstanding	11,733,439	3,168,142	106,373,674	20,073,949	147,053
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$9.31	$8.72	$8.15	$9.63	$10.38
Sales Charge	None	None	None	None	None
Offering Price	$9.31	$8.72	$8.15	$9.63	$10.38

Additional Information about Purchases and Redemption of Shares
Cut-Off Time for Purchase and Redemption Orders
Orders to purchase or redeem shares received by the Transfer Agent, or by a financial intermediary authorized to receive such orders, by the cut-off time indicated in the Funds’ Prospectus will be processed at the NAV next calculated after the order is received by the Transfer Agent or the financial intermediary that is an authorized agent of the Funds. Under a variety of different types of servicing agreements, financial intermediaries that are authorized to receive purchase and redemption orders from investors are permitted to transmit those orders that are received by the financial intermediary before the cut-off time in the Prospectus to the Transfer Agent by the cut-off times stated in those agreements, which are generally later than the cut-off time stated in the Prospectus. In addition, with respect to any underlying Funds in which a registered investment company or series thereof advised by the Adviser or its affiliates (each, an “AQR Fund-of-Funds”) invests, orders by the AQR Fund-of-Funds to purchase or redeem shares of the underlying Fund will be processed at the NAV next calculated by the underlying Fund after a purchase or redemption order for the AQR Fund-of-Funds that is allocated to the underlying Fund is received by the Transfer Agent of the AQR Fund-of-Funds, or by a financial intermediary authorized to receive such orders on behalf of the AQR Fund-of-Funds. As a result, an AQR Fund-of-Funds is permitted to allocate assets attributable to orders that are received by its Transfer Agent or authorized financial intermediary before the cut-off time in the Prospectus to underlying Funds by transmitting

AQR Funds–Statement of Additional Information66
purchase and redemption orders to the underlying Fund’s Transfer Agent by a cut-off time that is after the cut-off time stated in the Prospectus for processing at that day’s NAV. Financial intermediaries are prohibited by law from transmitting orders received after the cut-off time stated in the Prospectus to the Transfer Agent for processing at that day’s NAV. Any order otherwise received by the Transfer Agent (on behalf of a Fund or an AQR Fund-of-Funds) or a financial intermediary after the cut-off time stated in the Prospectus will be specifically identified for processing on the next day on which a NAV is computed.
Purchases In-Kind
The Trust may permit purchases of any of the Fund’s shares by means of in-kind contributions of portfolio securities under limited circumstances in accordance with procedures approved by the Trust’s Board of Trustees. In-kind purchases of Fund shares may only be permitted if the Adviser or Sub-Adviser, as appropriate, determines that acceptance of the in-kind securities will not adversely affect the purchasing Fund, does not favor a shareholder of the purchasing Fund to the detriment of another shareholder of the purchasing Fund, and conforms with the purchasing Fund’s fundamental investment objectives, policies and restrictions. In-kind securities will be valued in the same manner as they would be valued for purposes of computing a Fund’s NAV. The Fund will not be liable for any brokerage commission or fee (except for customary transfer fees) in connection with an in-kind purchase of Fund shares.
Your broker may impose a fee in connection with processing your in-kind purchase of Fund shares. An investor contemplating an in-kind purchase of Fund shares should consult his or her tax adviser to determine the tax consequences under federal and state law of making such a purchase.
Redemptions In-Kind
Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected in the discretion of the Board of Trustees and taken at their value used in determining a Fund’s NAV per share as described under “Determination of Net Asset Value”), or partly in cash and partly in portfolio securities. While the Funds do not expect to routinely use redemptions in-kind, each Fund reserves the right to do so at the request, or with the consent, of the shareholder, during stressed market conditions or to manage the impact of large redemptions on the Fund under normal or stressed market conditions. Each Fund may make a redemption in-kind if the following criteria (together, the “Criteria”) are met: (i) the requested redemption is for an amount greater than 5% of the net asset value of the Fund as of the redemption date; (ii) the redeeming shareholder is an institutional investor; and (iii) the Adviser has determined that: (a) the Fund is not able to sell sufficient assets without significantly adversely affecting the value of such assets and pay the redemption proceeds within seven calendar days of the redemption date; or (b) the redemption in-kind is in the best interests of the Fund and its non-redeeming shareholders. Each Fund may redeem a shareholder in-kind for a redemption that does not meet these criteria if the redeeming shareholder requests, or consents to, such redemption in-kind. Moreover, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Funds are obligated to redeem their shares solely in cash up to the lesser of $250,000 or 1% of their net asset value during any 90-day period for one shareholder of record. This election is irrevocable unless the SEC permits its withdrawal. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. Also, the portfolio securities received may increase or decrease in value before the investor can convert them into cash. The Funds may redeem shares held by affiliates in kind as long as neither the affiliated shareholder nor any other party with the ability and pecuniary incentive to influence the redemption in kind selects, or influences the selection of the distributed securities and as long as the redemption in kind is approved by the Board of Trustees, including a majority of the Disinterested Trustees, in a manner consistent with SEC rules, regulations and interpretive positions.
Involuntary Redemptions
Each Fund reserves the right to involuntarily redeem any shareholder’s account, subject to applicable law, if:
•	the Fund or a class of its shares are to be terminated;
•	the value of the account falls below any investment minimum for the account set by the Trust, provided that (1) the Trust provides a written notice of redemption to the shareholder at least 15 days before the redemption date, and (2) any policies adopted by the Board with respect to the redemption of small accounts have been disclosed to shareholders at least 60 days prior to the mailing of the written notice of redemption;
•	the shareholder fails to pay when due the full purchase price of shares issued to him;
•	it appears appropriate to do so in connection with a failure of the appropriate person(s) to furnish certified taxpayer identification numbers, other tax-related certifications, or if the Fund is unable to verify the account holder’s identity; or
•	the Fund otherwise determines it appropriate to do so in light of the Fund’s responsibilities under the 1940 Act or other applicable law or necessary to prevent harm to the Trust or its shareholders.

AQR Funds–Statement of Additional Information67
If a shareholder’s account is involuntarily redeemed, a check for the redemption proceeds payable to the shareholder will be mailed to the shareholder at the shareholder’s address of record.
Other Purchase and Redemption Information
Each Fund reserves the right to reject any purchase order for its shares in its sole discretion.
Each of the Funds reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed other than for customary weekend and holiday closings; (c) the SEC has by order permitted such suspension or postponement for the protection of the shareholders or (d) an emergency, as determined by the SEC, exists making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable. Upon the occurrence of any of the foregoing conditions, each of the Funds may also suspend or postpone the recording of the transfer of its shares.
In addition, each of the Funds may compel the redemption of, reject any order for, or refuse to give effect on the Fund’s books to the transfer of, its shares where the relevant investor or investors have not furnished the Fund with valid, certified taxpayer identification numbers and such other tax-related certifications or other necessary documentation as the Fund may request.
Brokers or other financial intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of the Funds’ shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual broker or financial intermediary. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the charges described in the Prospectus and this SAI. An investor’s broker will provide them with specific information about any processing or service fees they will be charged.
Portfolio Turnover
The frequency of portfolio transactions is generally expressed in terms of a portfolio turnover rate. For example, an annual turnover rate of 100% would occur if all of the securities in a Fund were replaced once a year.
The Adviser or Sub-Adviser for a Fund may engage in active short-term trading to rebalance the Fund’s portfolio or for other reasons. It is anticipated that the portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements which enable a Fund to receive favorable tax treatment. The Funds are not restricted by policy with regard to their portfolio turnover rates. Higher portfolio turnover rates, generally meaning rates in excess of 100%, and short-term trading involve correspondingly greater commission expenses and transaction costs, which may reduce performance and may cause higher levels of current tax liability to shareholders in the Fund.
Each Fund’s portfolio turnover rate was as follows for the two most recent fiscal periods:
Fund	Fiscal Period Ended December 31, 2018	Fiscal Period Ended December 31, 2019
AQR Alternative Risk Premia Fund	253%	192%
AQR Diversified Arbitrage Fund	390%	361%
AQR Equity Market Neutral Fund	175%	263%
AQR Global Macro Fund	0%	0%
AQR Long-Short Equity Fund	462%	292%
AQR Managed Futures Strategy Fund	0%	0%
AQR Managed Futures Strategy HV Fund	0%	0%
AQR Multi-Asset Fund	21%	233%
AQR Multi-Strategy Alternative Fund	136%	173%
AQR Risk-Balanced Commodities Strategy Fund	0%	0%
AQR Risk Parity II MV Fund	20%	152%
AQR Risk Parity II HV Fund	19%	118%
AQR Style Premia Alternative Fund	345%	170%

AQR Funds–Statement of Additional Information68
Fund	Fiscal Period Ended December 31, 2018	Fiscal Period Ended December 31, 2019
AQR Style Premia Alternative LV Fund	191%	157%
AQR Volatility Risk Premium Fund[1]	18%	103%
[1]	The Fund commenced operations on November 1, 2018.
In accordance with industry practice, derivative instruments are excluded from the calculation of the portfolio turnover rate. With respect to the AQR Alternative Risk Premia Fund, AQR Style Premia Alternative Fund and AQR Style Premia Alternative LV Fund, each Fund’s portfolio turnover rate decreased from 2018 to 2019 primarily as a result of each Fund’s use of certain derivative instruments, which are excluded from the calculated rate shown above. Absent these exclusions from the calculation, there would not have been a material difference from 2018 to 2019.
With respect to the AQR Equity Market Neutral Fund, the increase in the Fund’s portfolio turnover rate from 2018 to 2019 was primarily the result of an increased level of redemptions for the Fund in 2019 versus 2018, which resulted in increased trading activity.
With respect to the AQR Long-Short Equity Fund, the decrease in the Fund’s portfolio turnover rate from 2018 to 2019 was primarily the result of the Fund’s decreased level of absolute cash flows in 2019 versus 2018, which resulted in decreased trading activity.
With respect to the AQR Multi-Asset Fund, the increase in the Fund’s portfolio turnover rate from 2018 to 2019 was primarily due to rebalancing activity that kept the portfolio’s inflation-linked bond exposures within their targeted maturity range and the Fund trading equity securities.
With respect to the AQR Risk Parity II MV Fund and AQR Risk Parity II HV Fund, the increase in each Fund’s portfolio turnover rate from 2018 to 2019 was primarily due to rebalancing activity that kept the portfolio’s inflation-linked bond exposures within their targeted maturity range.
With respect to the AQR Volatility Risk Premium Fund, the increase in the Fund’s portfolio turnover rate from 2018 to 2019 is primarily due to the Fund commencing operations in November 2018, which resulted in a shortened fiscal period ended December 31, 2018, versus a full twelve month fiscal period ended December 31, 2019, and therefore more days of trading in 2019 than in 2018.
Portfolio Transactions and Brokerage
The Funds grant the Adviser and Sub-Adviser, as applicable, responsibility for selecting brokers to execute portfolio transactions on behalf of the Funds as well as negotiating any commissions or spreads paid on such transactions. Securities transactions normally will be executed through brokers selected by the Adviser or Sub-Adviser in their sole discretion. Before establishing a relationship with any counterparty, the Adviser’s Global Trading group (“GT”) will evaluate the counterparty based on selection factors including, but not limited to, those listed below. In addition, the Adviser’s Counterparty Committee will review each proposed counterparty relationship. Only after due diligence is complete will the Counterparty Committee vote to approve a counterparty. The Counterparty Committee maintains a list of all counterparties approved to execute Fund orders and will continue to review those counterparties on an ongoing basis. The Adviser’s Best Execution Committee evaluates the selection factors listed below on an ongoing basis.
Selection Factors for Counterparties
Best Execution. The Adviser and Sub-Adviser have a duty to seek best execution of transactions for the Funds. “Best execution” is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances.
In seeking best execution, the selection of executing brokers and their respective capabilities on behalf of the Funds shall be evaluated by GT and the Best Execution Committee. Each broker evaluation shall be conducted by GT and consider factors including, but not limited to, those described below. The determining factor is not necessarily the lowest possible commission cost, but whether the transaction represents the best qualitative execution overall. The Best Execution Committee has determined that the following factors, to the extent applicable, should be considered in determining whether a broker provides best execution:
Execution Capability. The following factors are considered when assessing a broker’s execution capability: quality of overall execution services provided by the broker; promptness of execution; ability to access various market centers; the broker’s facilities; the size and volume of the broker’s order flow; any expertise the broker may have in executing trades for the particular type of security; execution and operational capabilities of the broker (including relative execution capability based on the size of the order, the trading characteristics of the security involved, the likelihood that the broker will know where other buyers or sellers can be found and the cost and difficulty associated with achieving such access); and technology developments and market changes, including the ability of the broker to use electronic communication networks to gain liquidity, price improvement, lower commission rates and anonymity.

AQR Funds–Statement of Additional Information69
Broker Quality. The following factors are considered for broker quality: creditworthiness and financial condition of the broker; ability or willingness to maintain and commit adequate capital when necessary to complete trades; promptness and accuracy of oral, hard copy or electronic reports of execution; history of low trade errors and the ability and willingness to correct broker errors; promptness and accuracy of confirmation statements; and reliability, reputation and integrity of the broker.
Commission Rates. Recognizing the value of these factors, the Adviser or Sub-Adviser may select counterparties that charge a commission in excess of that which another counterparty might have charged for effecting the same transaction. The Adviser or Sub-Adviser is not obligated to choose the counterparty offering the lowest available commission rate if, in the Adviser’s or Sub-Adviser's reasonable judgment, the total cost or proceeds from the transaction may be less favorable than what may be obtained elsewhere or if a higher commission is justified by the service provided by another counterparty.
Additional Considerations. When selecting brokers to execute Fund trades, employees may not consider factors that are based on a personal benefit or conflicts of interest (e.g., directing execution as a means of compensating others for personal favors). In addition, employees are required to disclose to the Adviser any related person of the employee who is employed by or affiliated with a bank, broker-dealer, futures broker or commodities broker, which may present a potential conflict of interest.
The Funds will not compensate a broker or dealer for any promotion or sale of shares of the Funds by direction to the broker or dealer of the Funds’ portfolio securities transactions, or any remuneration (including, but not limited to, any commission, mark-up, mark down, or other fee) received or to be received from the portfolio transactions effected through any other broker or dealer. However, the Funds are permitted to use a broker or dealer that promotes or sells the Funds’ shares, provided the business arrangement is in compliance with the conditions required by applicable law.
Review of Counterparty Execution. The Adviser and Sub-Adviser have implemented internal controls and procedures to address the conflicts of interest associated with its brokerage practices. To determine that it is receiving best execution for its transactions over time, the Adviser and Sub-Adviser will obtain information as to the general level of commission rates being charged by the brokerage community, from time to time, and will periodically evaluate the overall reasonableness of brokerage commissions paid on a Fund’s transactions by reference to such data. To the extent the Adviser and Sub-Adviser have been paying higher commission rates for its transactions, the Adviser and Sub-Adviser will determine if the quality of execution and the services provided by the counterparty justify these higher commissions.
The Adviser’s Best Execution Committee oversees best execution. The Best Execution Committee reviews commission rates by broker, country, and investment type by Fund as part of its overall responsibility. Counterparty effectiveness is evaluated on cost, connectivity, operational performance and other related factors. Moreover, the Adviser’s Counterparty Committee reviews credit quality and operational viability of clearing and execution counterparties.
Prime Brokerage. A Fund may have one or more prime brokers through which the Fund’s trade clearance and financing is coordinated. Certain prime brokers also provide the Adviser or Sub-Adviser with research, reporting, and analysis tools as part of their services.
Step-Outs. In certain circumstances, the Adviser or Sub-Adviser uses “step-out trades” when the Adviser or Sub-Adviser determines that the step-out trades facilitate better execution for certain Fund trades. Step-out trades are transactions which are placed at one counterparty and then “given up” or “stepped out” by that counterparty to another counterparty. Step-out trades may benefit a Fund by finding a natural buyer or seller of a particular security so that the Adviser or Sub-Adviser can trade a larger block of shares more efficiently.
Soft Dollar Arrangements. The term “soft dollars” refers generally to the practice by investment advisers of paying for research and brokerage services using brokerage commissions generated by the execution of trades for their clients’ accounts. The Adviser and Sub-Adviser do not currently use soft dollars in connection with any of the Funds. To the extent the Adviser or Sub-Adviser does use soft dollars in the future, it is expected that such use will fall within the safe harbor afforded by Section 28(e) of the Securities Exchange Act of 1934, as amended.
Brokerage for Fund Referrals. The Adviser and Sub-Adviser do not select counterparties based on or in connection with past or future placement of investors into the Funds. Certain broker-dealers host conferences and events for prospective investors. On occasion, representatives of the Adviser or Sub-Adviser speak at these “capital introduction” events and meet with prospective investors. The Adviser and Sub-Adviser may accept subscriptions from certain investors who also provide services to a Fund, including brokers and their affiliates. Relationships such as these could be viewed as creating a conflict of interest that potentially could affect the Adviser’s or Sub-Adviser's  ability to seek best execution. While the Adviser’s and Sub-Adviser’s relationship with broker-dealers may influence it in deciding whether to use such brokers in connection with trading, financing and other activities of the Funds, the Adviser or Sub-Adviser will not commit with any broker to allocate a particular amount of brokerage to that broker. In addition, the Adviser or Sub-Adviser will not select any broker for trading purposes based upon any distribution related activity of that broker or one of its affiliates on a behalf of a Fund. The Adviser and Sub-Adviser conduct best execution reviews on a regular basis in an effort to mitigate potential conflicts of interest with brokerage relationships, and to provide reasonable assurance that the Adviser or Sub-Adviser obtains best execution for the Funds.

AQR Funds–Statement of Additional Information70
Trade Aggregation and Allocation. The Adviser and Sub-Adviser have implemented specific controls built on two general principles: fair allocation of a trade opportunity and fair allocation of price. Depending upon the particular instrument, the trade opportunities for which a Fund will participate are determined by the Adviser’s or Sub-Adviser's  quantitative investment models, as they prescribe the specific appetites based on pre-determined parameters and measures for individual instruments based on the particular Fund’s investment objectives and its specified account restrictions. Upon completion of this process, a set of transactions is identified that will be either traded in aggregate with other accounts with similar objectives or traded individually. When evaluating trade opportunities, the Adviser’s or Sub-Adviser's  considerations include the expected liquidity available in the market relative to the size of the overall trades the Adviser or Sub-Adviser will effect on behalf of the Funds and other clients. The Adviser and Sub-Adviser will also consider the expected impact of trade activity on behalf of the clients or other persons for which the Adviser or Sub-Adviser does not exercise investment discretion, including persons who receive model portfolios or other persons whom the Adviser or Sub-Adviser expects to trade in the same instruments. Taking into consideration the anticipated trading activity by these accounts has the potential of reducing the amount of trading that the Adviser or Sub-Adviser estimates that it will be able to implement for the Funds and could extend the period necessary for the Adviser or Sub-Adviser to implement investment ideas for the Funds.
In certain circumstances, if the Adviser or Sub-Adviser has determined to invest at the same time for more than one account including one or more Funds, the Adviser or Sub-Adviser will under certain circumstances, but is not obligated to, aggregate or “bunch” orders to obtain best execution, negotiate more favorable commission rates, or allocate equitably among the Funds and other client accounts differences in prices and commissions or other transaction costs than might have been obtained had such orders been placed independently. Under this aggregation procedure, transactions will generally be averaged as to price and allocated among the Funds and other client accounts pro rata, based on original allocation to the purchase and sale orders placed for each Fund or other client account on any given day. To the extent that the Adviser or Sub-Adviser determines to aggregate Fund orders for the purchase or sale of investments, the Adviser or Sub-Adviser shall do so in a fair and equitable manner over time. The Adviser or Sub-Adviser shall not receive any additional compensation or remuneration as a result of the aggregation. In the event that the Adviser or Sub-Adviser determines not to aggregate Fund orders, the Funds will, under certain circumstances, be subject to different prices and commissions or other transaction costs compared to what they would have obtained had such orders been placed on an aggregate basis.
If an aggregate order on behalf of the Funds and more than one other client account cannot be fully executed under prevailing market conditions, the Adviser or Sub-Adviser will allocate the instruments traded among those Funds and other client accounts on the basis in which it considers equitable. In these circumstances, each Fund would generally pay (or receive), in connection with the purchase (or sale) of securities by more than one client, the average price per unit acquired (or sold), which may be higher (or lower) than if it had acted alone, and it may otherwise not be able to execute an investment decision as effectively as it could have if it had acted alone.
In the event that the Adviser or Sub-Adviser determines that a pro rata allocation for partially executed aggregate orders is not appropriate under the particular circumstances, the allocation will be made based upon other relevant factors, which may include, but are not limited to: (i) when only a small percentage of the order is executed, interests may be allocated to the account with the smallest order or the smallest position or to an account that is out of line with respect to security or sector weightings relative to other portfolios, with similar mandates, including if the balance is due to a cash flow; (ii) an allocation may be given to an account when the account has limitations in its investment guidelines which prohibit it from purchasing other instruments that are expected to produce similar investment results and can be purchased by other accounts; (iii) if an account reaches an investment guideline limit and cannot participate in an allocation, interests may be reallocated to other accounts (this may be due to unforeseen changes in an account’s assets after an order is placed); (iv) with respect to sale allocations, allocations may be given to an account low in cash, including to satisfy a cash redemption; (v) in cases when a pro rata allocation of a potential execution would result in a de minimis allocation in one or more accounts, the Adviser or Sub-Adviser may exclude the account from the allocation and the transactions may be executed on a pro rata basis among the remaining accounts; (vi) in cases when there is a minimum tradeable lot size, the transaction may be allocated first based on the minimum lot size for the security type and then the remainder shall be allocated pro rata per applicable portfolio guidelines (unless such pro rata allocation would not meet the security’s minimum lot size, where applicable, in which case that portfolio may be excluded from the allocation); or (vii) in cases where a small proportion of an order is executed for all accounts, interests may be allocated to one or more accounts on a random basis. The allocation of investment opportunities is monitored by utilizing reports, produced daily or on an as-needed basis.
The following table shows the dollar amount of brokerage commissions paid to brokers and the approximate dollar amount of the transactions involved for the fiscal year ended December 31, 2017. The provision of third party research services was not a factor in the placement of all brokerage business with such brokers.
Funds	Brokerage Commissions	Amount of Transactions Involved
AQR Alternative Risk Premia Fund[1]	$8,631	$436,785,250
AQR Diversified Arbitrage Fund	$519,491	$2,112,919,806

AQR Funds–Statement of Additional Information71
Funds	Brokerage Commissions	Amount of Transactions Involved
AQR Managed Futures Strategy Fund	$9,921,875	$987,555,578,754
AQR Multi-Asset Fund	$141,028	$6,946,980,957
AQR Multi-Strategy Alternative Fund	$4,577,012	$151,233,229,738
AQR Risk-Balanced Commodities Strategy Fund	$252,217	$5,747,623,244
AQR Risk Parity II MV Fund	$30,570	$1,567,369,922
AQR Risk Parity II HV Fund	$32,012	$1,669,739,671
AQR Long-Short Equity Fund	$1,941,358	$54,993,843,385
AQR Managed Futures Strategy HV Fund	$889,009	$88,727,127,210
AQR Style Premia Alternative Fund	$3,817,708	$247,820,130,565
AQR Global Macro Fund	$25,249	$1,367,755,313
AQR Style Premia Alternative LV Fund	$197,350	$12,975,519,000
AQR Equity Market Neutral Fund	$647,251	$12,657,653,087
AQR Volatility Risk Premium Fund[2]	N/A	N/A
[1]	The Fund commenced operations on September 19, 2017.
[2]	The Fund paid no brokerage commissions during the period because the Fund had not commenced operations.
There were no brokerage commissions paid to any affiliated brokers or dealers of the Adviser during the fiscal year ended December 31, 2017.
The increase in brokerage commissions from 2016 to 2017 for the AQR Long-Short Equity Fund was primarily the result of positive cash flows into the Fund, which increased the dollar size of the Fund and the dollar size of the trading activity.
The following table shows the dollar amount of brokerage commissions paid to brokers and the approximate dollar amount of the transactions involved for the fiscal year ended December 31, 2018. The provision of third party research services was not a factor in the placement of all brokerage business with such brokers.
Funds	Brokerage Commissions	Amount of Transactions Involved
AQR Alternative Risk Premia Fund	$156,959	$11,377,080,676
AQR Diversified Arbitrage Fund	$300,167	$2,405,585,613
AQR Managed Futures Strategy Fund	$9,508,431	$838,335,332,601
AQR Multi-Asset Fund	$130,619	$7,065,485,980
AQR Multi-Strategy Alternative Fund	$3,813,487	$141,865,882,009
AQR Risk-Balanced Commodities Strategy Fund	$361,229	$8,900,843,118
AQR Risk Parity II MV Fund	$27,620	$1,559,883,930
AQR Risk Parity II HV Fund	$24,745	$1,365,523,669
AQR Managed Futures Strategy HV Fund	$973,789	$87,898,849,883
AQR Long-Short Equity Fund	$2,003,974	$65,239,066,336
AQR Style Premia Alternative Fund	$5,083,818	$402,350,621,762
AQR Global Macro Fund	$44,149	$2,832,099,206
AQR Style Premia Alternative LV Fund	$291,109	$23,578,679,855
AQR Equity Market Neutral Fund	$666,938	$17,293,320,096
AQR Volatility Risk Premium Fund[1]	$1,382	$46,922,844
[1]	The Fund commenced operations on November 1, 2018.
There were no brokerage commissions paid to any affiliated brokers or dealers of the Adviser during the fiscal year ended December 31, 2018.

AQR Funds–Statement of Additional Information72
The increase in brokerage commissions for the AQR Alternative Risk Premia Fund is primarily as a result of an increase in the Fund’s asset base in 2018 which resulted in increased trading activity. Additionally, the increase was due to the Fund commencing operations on September 19, 2017 and therefore having a shortened initial fiscal period ended December 31, 2017, as compared to a full fiscal year of operation in 2018. However, the brokerage commissions per dollar traded were roughly similar across 2017 and 2018.
The increase in brokerage commissions for the AQR Global Macro Fund from 2017 to 2018 is primarily as a result of an increase in the Fund’s asset base in 2018 which resulted in increased trading activity. However, the brokerage commissions per dollar traded were roughly similar across 2017 and 2018.
The following table shows the dollar amount of brokerage commissions paid to brokers and the approximate dollar amount of the transactions involved for the fiscal year ended December 31, 2019. The provision of third party research services was not a factor in the placement of all brokerage business with such brokers.
Funds	Brokerage Commissions	Amount of Transactions Involved
AQR Alternative Risk Premia Fund	$269,684	$19,408,792,510
AQR Diversified Arbitrage Fund	$290,103	$2,601,764,217
AQR Managed Futures Strategy Fund	$5,874,901	$441,318,258,203
AQR Multi-Asset Fund	$98,479	$5,538,627,644
AQR Multi-Strategy Alternative Fund	$1,984,800	$52,636,019,391
AQR Risk-Balanced Commodities Strategy Fund	$302,759	$7,011,997,401
AQR Risk Parity II MV Fund	$39,235	$2,039,505,379
AQR Risk Parity II HV Fund	$19,169	$951,481,850
AQR Managed Futures Strategy HV Fund	$573,704	$42,561,876,929
AQR Long-Short Equity Fund	$894,039	$24,064,827,793
AQR Style Premia Alternative Fund	$4,277,689	$359,570,127,875
AQR Global Macro Fund	$36,883	$1,884,145,029
AQR Style Premia Alternative LV Fund	$244,449	$20,137,639,550
AQR Equity Market Neutral Fund	$411,653	$7,760,546,065
AQR Volatility Risk Premium Fund	$5,350	$210,479,179
There were no brokerage commissions paid to any affiliated brokers or dealers of the Adviser during the fiscal period of January 1, 2019 to December 31, 2019.
The increase in brokerage commissions for the AQR Alternative Risk Premia Fund in 2019 as compared to 2018 was primarily the result of the Fund’s increased level of assets for the Fund in 2019 versus 2018, which resulted in increased trading activity.
The decrease in broker commissions from 2018 to 2019 for AQR Long-Short Equity Fund was primarily the result of the Fund’s decreased level of absolute cash flows for the Fund in 2019 versus 2018, which resulted in decreased trading activity.
The decrease in broker commissions from 2018 to 2019 for AQR Multi-Strategy Alternative Fund, AQR Managed Futures Strategy Fund and AQR Managed Futures Strategy HV Fund was primarily the result of each Fund’s decreased level of assets in 2019 versus 2018, which resulted in decreased trading activity.
The increase in broker commissions from 2018 to 2019 for AQR Volatility Risk Premium Fund is primarily due to the Fund commencing operations in November 2018, which resulted in a shortened fiscal period ended December 31, 2018, versus a full twelve-month fiscal period ended December 31, 2019, and therefore more days of trading in 2019 than in 2018.

AQR Funds–Statement of Additional Information73
The value of the AQR Alternative Risk Premia Fund’s aggregate holdings of the securities of its regular brokers or dealers as of December 31, 2019 (as defined in Rule 10b-1 under the 1940 Act) if any portion of such holdings were purchased during the fiscal period ended December 31, 2019 is as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
Credit Suisse Group AG	E	378
Deutsche Bank AG	E	2,876
Goldman Sachs Group, Inc.	E	715
Morgan Stanley	E	159
UBS Group AG	E	99
The value of the AQR Diversified Arbitrage Fund’s aggregate holdings of the securities of its regular brokers or dealers as of December 31, 2019 (as defined in Rule 10b-1 under the 1940 Act) if any portion of such holdings were purchased during the fiscal year ended December 31, 2019 is as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
Deutsche Bank AG	D	2,060
The value of the AQR Equity Market Neutral Fund’s aggregate holdings of the securities of its regular brokers or dealers as of December 31, 2019 (as defined in Rule 10b-1 under the 1940 Act) if any portion of such holdings were purchased during the fiscal year ended December 31, 2019 is as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
Morgan Stanley	E	542
UBS Group AG	E	157
The value of the AQR Multi-Asset Fund’s aggregate holdings of the securities of its regular brokers or dealers as of December 31, 2019 (as defined in Rule 10b-1 under the 1940 Act) if any portion of such holdings were purchased during the fiscal year ended December 31, 2019 is as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
Barclays plc	E	17
BNP Paribas SA	E	97
Citigroup, Inc	E	463
Deutsche Bank AG	E	285
Goldman Sachs Group, Inc.	E	269
JPMorgan Chase & Co.	E	235
Morgan Stanley	E	249
The value of the AQR Multi-Strategy Alternative Fund’s aggregate holdings of the securities of its regular brokers or dealers as of December 31, 2019 (as defined in Rule 10b-1 under the 1940 Act) if any portion of such holdings were purchased during the fiscal year ended December 31, 2019 is as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
Deutsche Bank AG	D	3,389
The value of the AQR Style Premia Alternative Fund’s aggregate holdings of the securities of its regular brokers or dealers as of December 31, 2019 (as defined in Rule 10b-1 under the 1940 Act) if any portion of such holdings were purchased during the fiscal year ended December 31, 2019 is as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
Toronto-Dominion	E	10,638

AQR Funds–Statement of Additional Information74
The value of the AQR Style Premia Alternative LV Fund’s aggregate holdings of the securities of its regular brokers or dealers as of December 31, 2019 (as defined in Rule 10b-1 under the 1940 Act) if any portion of such holdings were purchased during the fiscal year ended December 31, 2019 is as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
Credit Suisse Group AG	E	173
Nomura Holdings, Inc.	E	515
Toronto-Dominion Bank	E	176
The value of the AQR Volatility Risk Premium Fund’s aggregate holdings of the securities of its regular brokers or dealers as of December 31, 2019 (as defined in Rule 10b-1 under the 1940 Act) if any portion of such holdings were purchased during the fiscal year ended December 31, 2019 is as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
Citigroup, Inc.	E	19
JPMorgan Chase Bank & Co.	E	3

Organization of the Trust and a Description of the Shares
The Trust was established on September 4, 2008 as a Delaware statutory trust and is authorized to issue an unlimited number of par shares of beneficial interest which may be issued in any number of series and classes. The Trust currently has forty-six series. Each Fund described in this SAI offers Class I Shares, Class N Shares and Class R6 Shares. All shares of each Fund have equal voting rights and each shareholder is entitled to one vote for each full share held and fractional votes for fractional shares held and will vote on the election of Trustees and any other matter submitted to a shareholder vote. The Trust is not required, and does not intend, to hold annual meetings of shareholders. The Trust will call such special meetings of shareholders as may be required under the 1940 Act (e.g., to approve a new investment advisory agreement or to change the fundamental investment policies) or by the Declaration of Trust. A meeting of shareholders shall, however, be called by the Secretary upon the written request of the holders of not less than 10% of the outstanding shares of a Fund. The Fund will assist shareholders wishing to communicate with one another for the purpose of requesting such a meeting. Shares of each Fund will, when issued, be fully paid and non-assessable and have no preemptive or conversion rights. Each share is entitled to participate equally in dividends and distributions declared by the relevant Fund and in the net assets of such Fund on liquidation or dissolution after satisfaction of outstanding liabilities.
As of the date of this SAI, AQR Holdings, AQR Investment Fund, LLC, an affiliate of the Adviser (the “Adviser Affiliate”) and/or certain principals of the Adviser (each a “Principal” and together with AQR Holdings and the Adviser Affiliate, the “Affiliated Persons”), individually or in the aggregate hold an amount in each of the AQR Global Macro Fund and AQR Volatility Risk Premium Fund (each, a “Subject Fund”) in excess of 25% of the applicable Subject Fund’s outstanding voting securities. As a result, for so long as the Affiliated Persons own in excess of 25% of the applicable Subject Fund's outstanding voting securities, the Affiliated Persons are individually or in the aggregate, as applicable, deemed to be controlling persons of each Subject Fund and should an item be presented for shareholder consideration, which is not currently contemplated, the applicable Affiliated Persons could determine the outcome of the vote for each Subject Fund. AQR Holdings, the Adviser Affiliate and/or each Principal, as applicable, may each decide to redeem all or any portion of its investment over time as and when third-party assets are invested in the applicable Subject Fund and reach a level where, in the judgment of the Adviser, portfolio management of that Subject Fund and the applicable Subject Fund's expense ratio would not be materially adversely impacted by the redemption. The Affiliated Persons may also determine, in their discretion, to hedge all or any part of their exposure relating to their investment in the Subject Fund. The Affiliated Persons’ address is: c/o AQR Capital Management, LLC, Two Greenwich Plaza, Greenwich, CT 06830.
The following is a list of shareholders of each Fund who owned (beneficially or of record) 5% or more of a class of a Fund’s shares as of March 31, 2020.

AQR Funds–Statement of Additional Information75
Name and Address	Percentage Ownership
AQR Alternative Risk Premia Fund—Class I
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	45.56%
National Financial Services LLC ATTN: Mutual Funds 499 Washington Boulevard, FL 4 Jersey City, NJ 07310-1995	16.08%
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	11.11%
SEI Private Trust Company ATTN: Mutual Fund Administrator 1 Freedom Valley Drive Oaks, PA 19456-9989	8.83%
Wells Fargo Bank NA P.O. Box 1533 Minneapolis, MN 55480-1533	7.48%
Raymond James 880 Carillion Parkway St. Petersburg, FL 33716-1102	6.43%
AQR Alternative Risk Premia Fund—Class N
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	52.96%
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	29.98%
Vanguard Brokerage Services P.O. Box 1170 Valley Forge, PA 19482-1170	8.42%
AQR Alternative Risk Premia Fund—Class R6
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	50.73%
National Financial Services LLC ATTN: Mutual Funds 499 Washington Boulevard, FL 4 Jersey City, NJ 07310-1995	34.58%
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	13.89%
AQR Diversified Arbitrage Fund—Class I
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	35.46%
Merrill Lynch, Pierce, Fenner & Smith Inc. 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	27.18%

AQR Funds–Statement of Additional Information76
Name and Address	Percentage Ownership
National Financial Services LLC ATTN: Mutual Funds 499 Washington Boulevard, FL 4 Jersey City, NJ 07310-1995	17.33%
Raymond James 880 Carillion Parkway St. Petersburg, FL 33716-1102	6.31%
AQR Diversified Arbitrage Fund—Class N
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	55.09%
National Financial Services LLC ATTN: Mutual Funds 499 Washington Boulevard, FL 4 Jersey City, NJ 07310-1995	13.79%
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	10.33%
AQR Diversified Arbitrage Fund—Class R6
Merrill Lynch, Pierce, Fenner & Smith Inc. 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	79.71%
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	9.27%
Mori & Co 922 Walnut Street Mailstop TBTS2 Kansas City, MO 64106-1802	6.64%
AQR Equity Market Neutral Fund—Class I
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	27.81%
National Financial Services LLC ATTN: Mutual Funds 499 Washington Boulevard, FL 4 Jersey City, NJ 07310-1995	19.28%
Saxon & Co. P.O. Box 94597 Cleveland, OH 44101-4597	9.84%
Key Bank, N.A. P.O. Box 94871 Cleveland, OH 44101-4871	9.67%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	9.59%
Morgan Stanley Smith Barney LLC 1 New York Plaza 12th Floor New York, NY 10004-1965	8.87%

AQR Funds–Statement of Additional Information77
Name and Address	Percentage Ownership
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	5.05%
AQR Equity Market Neutral Fund—Class N
National Financial Services LLC ATTN: Mutual Funds 499 Washington Boulevard, FL 4 Jersey City, NJ 07310-1995	39.19%
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	25.96%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	21.39%
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	6.16%
AQR Equity Market Neutral Fund—Class R6
Mac & Co. ATTN: Mutual Fund Operations 500 Grant Street Pittsburgh, PA 15219-2502	74.60%
SEI Private Trust Company ATTN: Mutual Fund Administrator 1 Freedom Valley Drive Oaks, PA 19456-9989	19.48%
AQR Global Macro Fund—Class I
National Financial Services LLC ATTN: Mutual Funds 499 Washington Boulevard, FL 4 Jersey City, NJ 07310-1995	49.84%
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	26.63%
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	12.70%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	6.37%
AQR Global Macro Fund—Class N
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	44.52%
National Financial Services LLC ATTN: Mutual Funds 499 Washington Boulevard, FL 4 Jersey City, NJ 07310-1995	21.81%

AQR Funds–Statement of Additional Information78
Name and Address	Percentage Ownership
LPL Financial ATTN: Mutual Fund Operations 4707 Executive Drive San Diego, CA 92121-3091	9.84%
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	9.66%
AQR Global Macro Fund—Class R6
Clifford S. Asness Two Greenwich Plaza Greenwich, CT 06830-6353	57.91%
John M. Liew Two Greenwich Plaza Greenwich, CT 06830-6353	20.49%
David G. Kabiller Two Greenwich Plaza Greenwich, CT 06830-6353	18.40%
AQR Long-Short Equity Fund—Class I
Merrill Lynch, Pierce, Fenner & Smith Inc. 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	28.07%
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	20.88%
National Financial Services LLC ATTN: Mutual Funds 499 Washington Boulevard, FL 4 Jersey City, NJ 07310-1995	17.70%
Morgan Stanley Smith Barney LLC 1 New York Plaza 12th Floor New York, NY 10004-1965	9.01%
Saxon & Co. P.O. Box 94597 Cleveland, OH 44101-4597	8.57%
AQR Long-Short Equity Fund—Class N
National Financial Services LLC ATTN: Mutual Funds 499 Washington Boulevard, FL 4 Jersey City, NJ 07310-1995	36.81%
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	22.81%
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	14.90%
LPL Financial ATTN: Mutual Fund Operations 4707 Executive Drive San Diego, CA 92121-3091	10.17%

AQR Funds–Statement of Additional Information79
Name and Address	Percentage Ownership
AQR Long-Short Equity Fund—Class R6
National Financial Services LLC ATTN: Mutual Funds 499 Washington Boulevard, FL 4 Jersey City, NJ 07310-1995	34.51%
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	15.48%
American Bar Association Members MTC Collective Trust 99 High Street Boston, MA 02110-2320	13.82%
Saxon & Co. P.O. Box 94597 Cleveland, OH 44101-4597	12.99%
Libbey Inc. Master Retirement Trust Veronica L. Smith TTEE P.O. Box 10060 Toledo, OH 43699-0060	10.80%
SEI Private Trust Company c/o 1st Source Bank 1 Freedom Valley Drive Oaks, PA 19456-9989	7.59%
AQR Managed Futures Strategy Fund—Class I
National Financial Services LLC ATTN: Mutual Funds 499 Washington Boulevard, FL 4 Jersey City, NJ 07310-1995	15.08%
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	13.55%
Morgan Stanley Smith Barney LLC 1 New York Plaza 12th Floor New York, NY 10004-1965	9.24%
SEI Private Trust Company c/o 1st Source Bank 1 Freedom Valley Drive Oaks, PA 19456-9989	9.10%
Raymond James 880 Carillion Parkway St. Petersburg, FL 33716-1102	8.76%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	8.60%
Merrill Lynch, Pierce, Fenner & Smith Inc. 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	6.80%
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	5.26%

AQR Funds–Statement of Additional Information80
Name and Address	Percentage Ownership
AQR Managed Futures Strategy Fund—Class N
National Financial Services LLC ATTN: Mutual Funds 499 Washington Boulevard, FL 4 Jersey City, NJ 07310-1995	90.95%
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	7.11%
AQR Managed Futures Strategy Fund—Class R6
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	58.88%
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	17.14%
SEI Private Trust Company c/o GWP US Advisors 1 Freedom Valley Drive Oaks, PA 19456-9989	7.32%
AQR Managed Futures Strategy HV Fund—Class I
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	50.82%
National Financial Services LLC ATTN: Mutual Funds 499 Washington Boulevard, FL 4 Jersey City, NJ 07310-1995	27.62%
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	7.60%
Merrill Lynch, Pierce, Fenner & Smith Inc. 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	5.97%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	5.69%
AQR Managed Futures Strategy HV Fund—Class N
National Financial Services LLC ATTN: Mutual Funds 499 Washington Boulevard, FL 4 Jersey City, NJ 07310-1995	48.37%
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	19.27%
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	16.49%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	12.89%

AQR Funds–Statement of Additional Information81
Name and Address	Percentage Ownership
AQR Managed Futures Strategy HV Fund—Class R6
National Financial Services LLC ATTN: Mutual Funds 499 Washington Boulevard, FL 4 Jersey City, NJ 07310-1995	77.72%
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	15.92%
AQR Multi-Asset Fund—Class I
National Financial Services LLC ATTN: Mutual Funds 499 Washington Boulevard, FL 4 Jersey City, NJ 07310-1995	45.85%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	22.62%
Merrill Lynch, Pierce, Fenner & Smith Inc. 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	11.84%
AQR Multi-Asset Fund—Class N
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	27.09%
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	21.72%
National Financial Services LLC ATTN: Mutual Funds 499 Washington Boulevard, FL 4 Jersey City, NJ 07310-1995	19.41%
Vanguard Brokerage Services P.O. Box 1170 Valley Forge, PA 19482-1170	8.92%
BOKF, N.A., Cust One Williams Center, Plaza SE Tulsa, OK 74172	7.25%
Raymond James 880 Carillion Parkway St. Petersburg, FL 33716-1102	6.64%
AQR Multi-Asset Fund—Class R6
National Financial Services LLC ATTN: Mutual Funds 499 Washington Boulevard, FL 4 Jersey City, NJ 07310-1995	80.68%
Ascensus Trust Company FBO Avenue Insights & Analytics, LLC 1655 43rd St. S #100 Fargo, ND 58106-0758	9.07%

AQR Funds–Statement of Additional Information82
Name and Address	Percentage Ownership
AQR Multi-Strategy Alternative Fund—Class I
National Financial Services LLC ATTN: Mutual Funds 499 Washington Boulevard, FL 4 Jersey City, NJ 07310-1995	38.40%
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	17.75%
Merrill Lynch, Pierce, Fenner & Smith Inc. 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	17.55%
The Fulton Company c/o Fulton Financial Advisors PO Box 3215 Lancaster, PA 17604-3215	6.66%
AQR Multi-Strategy Alternative Fund—Class N
National Financial Services LLC ATTN: Mutual Funds 499 Washington Boulevard, FL 4 Jersey City, NJ 07310-1995	57.40%
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94101-4151	23.27%
AQR Multi-Strategy Alternative Fund—Class R6
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94101-4151	42.38%
National Financial Services LLC ATTN: Mutual Funds 499 Washington Boulevard, FL 4 Jersey City, NJ 07310-1995	23.78%
Robert A. Immerman Family Foundation 30725 Solon Industrial Pkwy Solon, OH 44139-4338	18.30%
AQR Risk-Balanced Commodities Strategy Fund—Class I
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	72.43%
National Financial Services LLC ATTN: Mutual Funds 499 Washington Boulevard, FL 4 Jersey City, NJ 07310-1995	8.71%
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	7.11%
Morgan Stanley Smith Barney LLC 1 New York Plaza 12th Floor New York, NY 10004-1965	6.91%

AQR Funds–Statement of Additional Information83
Name and Address	Percentage Ownership
AQR Risk-Balanced Commodities Strategy Fund—Class N
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	69.72%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	15.60%
National Financial Services LLC ATTN: Mutual Funds 499 Washington Boulevard, FL 4 Jersey City, NJ 07310-1995	13.25%
AQR Risk-Balanced Commodities Strategy Fund—Class R6
Northern Trust Company as Custodian FBO Utah Retirement Systems Defined Contribution 401K Plan PO Box 92994 Chicago, IL 60675-2994	59.94%
National Financial Services LLC ATTN: Mutual Funds 499 Washington Boulevard, FL 4 Jersey City, NJ 07310-1995	39.68%
AQR Risk Parity II MV Fund—Class I
Mac & Co. ATTN: Mutual Fund Operations 500 Grant Street Pittsburgh, PA 15219-2502	78.11%
Merrill Lynch, Pierce, Fenner & Smith Inc. 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	6.76%
AQR Risk Parity II MV Fund—Class N
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	70.31%
National Financial Services LLC ATTN: Mutual Funds 499 Washington Boulevard, FL 4 Jersey City, NJ 07310-1995	12.37%
AQR Risk Parity II MV Fund—Class R6
State Street Bank and Trust FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	26.34%
Michael A. Mendelson Two Greenwich Plaza Greenwich, CT 06830-6353	23.47%
John M. Liew Two Greenwich Plaza Greenwich, CT 06830-6353	23.36%
AQR Investment Fund LLC Two Greenwich Plaza Greenwich, CT 06830-6353	21.00%

AQR Funds–Statement of Additional Information84
Name and Address	Percentage Ownership
AQR Risk Parity II HV Fund—Class I
National Financial Services LLC ATTN: Mutual Funds 499 Washington Boulevard, FL 4 Jersey City, NJ 07310-1995	27.86%
Merrill Lynch, Pierce, Fenner & Smith Inc. 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	24.67%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	19.96%
UBS Financial Services Inc. 1000 Harbor Boulevard, 5th Floor Weehawken, NJ 07086-6761	15.64%
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	5.28%
AQR Risk Parity II HV Fund—Class N
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	67.37%
National Financial Services LLC ATTN: Mutual Funds 499 Washington Boulevard, FL 4 Jersey City, NJ 07310-1995	12.98%
UBS Financial Services Inc. 1000 Harbor Boulevard, 5th Floor Weehawken, NJ 07086-6761	11.20%
AQR Risk Parity II HV Fund—Class R6
Abdulrasul Damji & Amina Damji JTWROS PO Box 2267 Flemington, NJ 08822-2267	35.90%
Michael A. Mendelson Two Greenwich Plaza Greenwich, CT 06830-6353	17.86%
John M. Liew Two Greenwich Plaza Greenwich, CT 06830-6353	15.02%
Merrill Lynch, Pierce, Fenner & Smith Inc. 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	14.76%
Gregg D. Behrens Two Greenwich Plaza Greenwich, CT 06830-6353	8.16%
AQR Style Premia Alternative Fund—Class I
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	41.62%

AQR Funds–Statement of Additional Information85
Name and Address	Percentage Ownership
National Financial Services LLC ATTN: Mutual Funds 499 Washington Boulevard, FL 4 Jersey City, NJ 07310-1995	23.56%
Morgan Stanley Smith Barney LLC 1 New York Plaza 12th Floor New York, NY 10004-1965	7.85%
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	7.73%
Merrill Lynch, Pierce, Fenner & Smith Inc. 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	5.53%
Raymond James 880 Carillion Parkway St. Petersburg, FL 33716-1102	5.51%
AQR Style Premia Alternative Fund—Class N
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	31.99%
National Financial Services LLC ATTN: Mutual Funds 499 Washington Boulevard, FL 4 Jersey City, NJ 07310-1995	18.87%
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	18.44%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	9.94%
UBS Financial Services Inc. 1000 Harbor Boulevard, 5th Floor Weehawken, NJ 07086-6761	5.06%
AQR Style Premia Alternative Fund—Class R6
National Financial Services LLC ATTN: Mutual Funds 499 Washington Boulevard, FL 4 Jersey City, NJ 07310-1995	59.42%
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	21.38%
AQR Style Premia Alternative LV Fund—Class I
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	52.00%
SEI Private Trust Company c/o Frost National Bank 1 Freedom Valley Drive Oaks, PA 19456-9989	28.96%

AQR Funds–Statement of Additional Information86
Name and Address	Percentage Ownership
National Financial Services LLC ATTN: Mutual Funds 499 Washington Boulevard, FL 4 Jersey City, NJ 07310-1995	14.58%
AQR Style Premia Alternative LV Fund—Class N
Associated Trust Company P.O. Box 22037 Green Bay, WI 54305-2037	30.44%
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	23.48%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	20.02%
National Financial Services LLC ATTN: Mutual Funds 499 Washington Boulevard, FL 4 Jersey City, NJ 07310-1995	16.40%
AQR Style Premia Alternative LV Fund—Class R6
National Financial Services LLC ATTN: Mutual Funds 499 Washington Boulevard, FL 4 Jersey City, NJ 07310-1995	87.32%
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	8.85%
AQR Volatility Risk Premium Fund—Class I
Clifford S. Asness Two Greenwich Plaza Greenwich, CT 06830-6353	42.41%
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	19.25%
David G. Kabiller Two Greenwich Plaza Greenwich, CT 06830-6353	13.01%
John M. Liew Two Greenwich Plaza Greenwich, CT 06830-6353	12.29%
National Financial Services LLC ATTN: Mutual Funds 499 Washington Boulevard, FL 4 Jersey City, NJ 07310-1995	6.70%
AQR Volatility Risk Premium Fund—Class N
Clifford S. Asness Two Greenwich Plaza Greenwich, CT 06830-6353	60.10%
David G. Kabiller Two Greenwich Plaza Greenwich, CT 06830-6353	18.43%

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Name and Address	Percentage Ownership
John M. Liew Two Greenwich Plaza Greenwich, CT 06830-6353	17.42%
AQR Volatility Risk Premium Fund—Class R6
Clifford S. Asness Two Greenwich Plaza Greenwich, CT 06830-6353	59.50%
David G. Kabiller Two Greenwich Plaza Greenwich, CT 06830-6353	18.25%
John M. Liew Two Greenwich Plaza Greenwich, CT 06830-6353	17.25%

Taxation
Set forth below is a discussion of certain U.S. federal income tax considerations affecting the Funds and the purchase, ownership and disposition of shares of a Fund. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion applies only to taxable U.S. shareholders that hold shares as capital assets. For these purposes, a U.S. shareholder is an individual who is a citizen or resident of the United States, a U.S. domestic corporation, or any other person that is subject to U.S. federal income tax on a net income basis in respect of an investment in shares of a Fund. This discussion is based upon provisions of the Code, and regulations, rulings and judicial decisions thereunder as of the date hereof. Those authorities may be changed, perhaps retroactively, so as to result in U.S. federal income tax consequences different from those summarized below. This discussion does not represent a detailed description of the U.S. federal income tax consequences applicable to a shareholder that is subject to special treatment under the U.S. federal income tax laws. Investors should consult their own tax advisors concerning the particular U.S. federal income tax consequences of the purchase, ownership and disposition of shares of a Fund, as well as the consequences arising under other U.S. federal tax laws and the laws of any other taxing jurisdiction.
Taxation of the Funds
Each Fund intends to qualify annually and has elected to be treated as a regulated investment company under the Code. To qualify as a regulated investment company, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships (i.e., partnerships that are traded on an established securities market or readily tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income) and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of that Fund’s total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of that Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in (1) the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or (2) the securities (other than securities of other regulated investment companies) of two or more issuers of which a Fund holds 20% or more of the voting stock in the same or similar or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.
A Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by paying a tax and disposing of assets. If, in any taxable year, a Fund fails one of these tests and does not timely cure the failure, that Fund will be taxed in the same manner as a regular corporation and distributions to its shareholders will not be deductible by such Fund in computing its taxable income.
The U.S. Treasury is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund’s principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

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A Fund that qualifies as a regulated investment company generally will not be subject to U.S. federal income tax assuming it distributes at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, income inclusions from wholly-owned subsidiaries and net short-term capital gains in excess of net long-term capital losses) each taxable year. The Funds intend to distribute to their shareholders, at least annually, substantially all of their investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses).
If a Fund retains an amount equal to all or a portion of its net capital gains, it will be subject to corporate tax (at a flat rate of 21%) on the amount retained. In that event, the Fund may designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate share of the undistributed amount, (b) will be entitled to credit their proportionate share of the tax paid by the Fund against their U.S. federal income tax liability, if any, and to claim a refund to the extent their credit exceeds their liability, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their Fund shares by an amount equal to the excess of the amount in clause (a) over the amount in clause (b). Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon timely filing of appropriate returns or claims for refund with the IRS.
A Fund is also subject to a nondeductible 4% federal excise tax on income and net gains not distributed on a timely basis in accordance with a calendar year distribution requirement. In order to prevent an imposition of the excise tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that was not distributed or taxed to the Fund during those years. A distribution will be treated as paid December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by such Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, each Fund currently intends to make its distributions in accordance with the calendar year distribution requirement.
Net capital loss carryovers, if any, may be applied against any net realized capital gains in each succeeding year, until they have been reduced to zero. In the event that a Fund were to experience an ownership change as defined under the Code, the Fund’s loss carryovers and potentially other favorable tax attributes of the Fund, if any, may be limited. Distributions in excess of a Fund’s minimum distribution requirements but not in excess of the Fund’s earnings and profits will be taxable to shareholders and will not constitute nontaxable returns of capital.
Investment income earned by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. If a Fund pays nonrefundable taxes to foreign countries during the year, the taxes will be deductible against the Fund’s taxable income. However, if a Fund qualifies for and makes a special election, such foreign taxes paid by the Fund will be included as an amount deemed distributed to a shareholder as taxable income, and the shareholder may be able to claim an offsetting credit or deduction on his or her tax return for his or her share of these foreign taxes.
Taxable U.S. Shareholder - Distributions
Dividends paid out of a Fund’s investment company taxable income, which includes net short-term capital gains, will be taxable to a U.S. shareholder as ordinary income. If a portion of a Fund’s income consists of dividends paid by certain corporations, a portion of the distributions paid and properly reported by such Fund may be eligible for the dividends-received deduction for corporations and the long-term capital gain tax rate on qualified dividends for individuals, provided that the Fund and the shareholder satisfy applicable holding period requirements. Distributions of net capital gains, if any, that are reported as capital gain dividends are taxable as long-term capital gains regardless of how long the shareholder has held the relevant Fund’s shares, and are not eligible for the dividends-received deduction. Distributions by a Fund are taxable to a shareholder regardless of whether they are received in cash or additional shares of the Fund. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each new share equal to the NAV per share of the relevant Fund on the reinvestment date. Long-term capital gains and qualified dividend income of an individual taxpayer are generally eligible for taxation at a maximum rate of 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. If an individual receives a dividend qualifying for the long-term capital gain rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period, or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period. A distribution of an amount in excess of a Fund’s current and accumulated earnings and profits will be treated by a

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shareholder as a return of capital, which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.
Shareholders will be notified annually as to the U.S. federal income tax character of distributions on Form 1099-DIV.
A 3.8% Medicare contribution tax is imposed on net investment income, including, among other things, interest, dividends, and net gain, of U.S. individuals with income exceeding certain threshold amounts, and of estates and trusts.
Taxable U.S. Shareholder - Sale of Shares
Upon the sale, redemption, or other disposition of shares of a Fund, a shareholder may realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder’s holding period of the shares (the gain or loss will generally be long-term if the shares have been held for more than one year; otherwise, it will be short-term). Any loss realized will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares of a Fund held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder (or amounts designated as undistributed capital gains) with respect to such shares.
If a shareholder incurs a sales charge when acquiring shares of the Fund, disposes of those shares within 90 days and then, on or before January 31 of the following calendar year, acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the cost basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.
The 3.8% Medicare contribution tax (discussed above) applies to gains from the sale, redemption or other disposition of Fund shares.
The exchange of shares of a Fund for shares of another class of the same Fund is not considered a taxable event and should not result in capital gain or loss.
Futures, Options and Hedging Transactions
Certain options, futures, and forward currency contracts in which the Funds may invest are subject to rules that for federal income tax purposes require a Fund to treat them as having been sold at their fair market value on the last day of the Fund’s taxable year (or for excise tax purposes, on the last day of the relevant period) resulting in unrealized gains or losses being treated as realized. Any gains or losses on such contracts generally are treated as 60% long-term and 40% short-term capital gain or loss, except for gain or loss on certain foreign currency forward, options and futures contracts which is treated as ordinary gain or loss unless the Fund makes a applicable tax election to receive capital treatment.
Certain hedging transactions undertaken by the Funds may result in the deferral of loss or accelerate the recognition of gain on futures, options, and forward contracts, or underlying securities, and may affect the tax character of gain or loss realized by a Fund on such investments. The tax consequences to a Fund of engaging in certain hedging or similar transactions are not entirely clear and may impact the amount, timing, and tax character of distributions paid by the Fund to its shareholders.
Notwithstanding any of the foregoing, a Fund may be required to recognize gain (but not loss) on certain “appreciated financial positions” if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or of substantially identical property. Appreciated financial positions potentially subject to this tax treatment are interests (including options, futures and forward contracts, and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. This tax treatment will not apply to certain transactions closed on or before the 30th day after the close of the taxable year, if certain conditions are met.
Foreign Currency Transactions—“Section 988” Gains or Losses
Pursuant to Section 988 of the Code, foreign exchange gain or loss attributable to certain foreign currency transactions, including foreign currency-denominated payables and receivables, foreign currency denominated debt instruments, and certain currency related options, futures and forward contracts, are treated as ordinary gain or loss. Section 988 gain or

AQR Funds–Statement of Additional Information90
loss may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders. A Fund may elect to treat certain foreign currency transactions, when entered, as giving rise to capital rather than as ordinary gain or loss.
Short Sales
In general, a Fund will not realize gain or loss on a short sale of a security until it closes the transaction by delivering the borrowed security to the lender. All or a portion of any gain arising from a short sale may be treated as short-term capital gain, regardless of the period for which a Fund held the security used to close the short sale. In addition, the holding period for any security which is substantially identical to that which is sold short may be reduced or eliminated as a result of the short sale. As described more fully under “Futures, Options and Hedging Transactions” above, a Fund is required to recognize gain (but not loss) upon entering into a short sale with respect to an appreciated security that such Fund owns. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.
Swaps
As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a short-term capital gain or loss if a Fund has been a party to the swap for one year or less). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps, or may be required to treat such swaps as having been sold at their fair market value on the last day of the Fund’s taxable year (or for excise tax purposes, on the last day of the relevant period) resulting in unrealized gains or losses being treated as realized.
Excess Inclusion Income
If a Fund invests in certain REITs or in REMIC residual interests, a portion of the Fund’s income may be classified as “excess inclusion income.” A shareholder that is otherwise not subject to tax may be taxed on their share of any such excess inclusion income as “unrelated business taxable income.”
Passive Foreign Investment Companies
If a Fund invests in stock of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income, or passive foreign investment companies (“PFICs”), such Fund may be subject to federal income taxation on a portion of any “excess distribution” with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of such Fund’s holding period for the stock. The distribution or gain so allocated to any taxable year of a Fund, other than the taxable year of the excess distribution or disposition, would be taxed to such Fund at the highest ordinary income tax rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company’s stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in such Fund’s investment company taxable income and, accordingly, would not be taxable to that Fund to the extent distributed by such Fund as a distribution to its shareholders.
A Fund may be able to make an election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the PFIC, regardless of whether it actually received any distributions from the foreign company. These amounts would be included in a Fund’s investment company taxable income and net capital gain which, to the extent distributed by such Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to that Fund. In order to make this election, such Fund would be required to obtain certain annual information from the foreign investment companies in which it invests, which in many cases may be difficult to obtain. Alternatively, a Fund is permitted to make a mark-to-market election on its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each tax year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the stock would be reported as ordinary loss to the extent of any net marked-to-market gains reported in prior years.
Post-October Loss Deferral
A Fund may, for a given taxable year, defer all or a portion of its net capital loss realized after October (or if there is no net capital loss, then any net long-term or short-term capital loss) and its late-year ordinary loss (defined as the sum of (i) the excess of post-October ordinary losses from the disposition of property (including foreign currency and PFIC losses) over post-October ordinary gains from the disposition of property (including foreign currency and PFIC gains)

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plus (ii) the excess of post-December ordinary losses over post-December ordinary income, other than any such losses or income described in clause (i)) until the first day of the next taxable year when computing its investment company taxable income and net capital gain. Such rules regarding loss realized after October (or December) may affect the timing and tax character of Fund distributions to shareholders.
Foreign Withholding Taxes
Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass-through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified after the close of the Fund’s taxable year if the foreign taxes paid by the Fund will “pass-through” for that year.
Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made by a Fund, the source of the Fund’s income will flow through to the Fund’s shareholders. With respect to such Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Various other limitations, including a minimum holding period requirement, apply to limit the credit or deduction for foreign taxes for purposes of regular U.S. federal tax and/or alternative minimum tax.
Backup Withholding
A Fund may be required to withhold U.S. federal income tax, at the applicable backup withholding rate, from all taxable distributions and redemption proceeds payable to shareholders who fail to provide such Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability.
Non-U.S. Shareholders
Distributions treated as ordinary income to shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships (“foreign shareholders”) will, except as described below, be subject to a U.S. federal withholding tax of 30%, unless a lower treaty rate applies or the distributions are effectively connected with a U.S. trade or business of the foreign shareholder (and, in each case, the foreign shareholder complies with applicable certification requirements).
Dividends paid by a regulated investment company to foreign shareholders that are attributable to “qualified net interest income” (generally, interest that would not have been subject to U.S. federal withholding tax at the source if received directly by a foreign shareholder) or short-term capital gain are generally exempt from the 30% withholding tax to the extent the regulated investment company properly reports such dividends. A Fund may report all, some or none of its potentially eligible distributions paid to foreign shareholders, of qualified interest income and short-term capital gain, as exempt from the 30% withholding tax. It is expected that the Funds will generally make a report with respect to short-term capital gain distributions, but not to distributions attributable to qualified interest income. Therefore, any distributions of interest income will be subject to withholding tax when paid to foreign shareholders. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports the distribution as qualified net interest income or short-term capital gain. Foreign shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
Distributions of long-term capital gains and any amounts retained by a Fund which are designated as undistributed long-term capital gains will not be subject to tax unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or the income is effectively connected with the foreign shareholder’s trade or business in the United States. Any gain realized upon the sale or exchange of shares of a Fund will ordinarily be exempt from U.S. tax unless (i) the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, (ii) the gain is effectively connected with

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the foreign shareholder’s trade or business in the United States or (iii) such Fund was a “U.S. Real Property Holding Corporation” and the foreign shareholder held more than 5% of the shares of that Fund, for a certain period of time. If the foreign shareholder held more than 5% of the shares of a Fund for a certain period of time, such foreign shareholder may also be subject to tax on Fund distributions attributable to gain from the sale or exchange by the Fund of U.S. real property or an interest in a U.S. Real Property Holding Corporation. A corporation is a “U.S. Real Property Holding Corporation” if the fair market value of its U.S. real property interests equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. In the case of a Fund, U.S. real property interests include interests in stock in U.S. Real Property Holding Corporations and certain participating debt securities.
A Fund is required to withhold a 30% U.S. tax on dividend payments made to certain non-U.S. entities, unless such entities comply with certain reporting requirements to the IRS, or with the reporting requirements of an applicable intergovernmental agreement, in respect of its direct and indirect U.S. investors.
Foreign shareholders who fail to comply with applicable certification requirements relating to their non-U.S. status, including furnishing a Form W-8BEN, W-8BEN-E, W-8IMY, W-8ECI or substitute form, may be subject to backup withholding on distributions (including distributions of capital gains) and on redemption proceeds.
The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might differ from those described herein. Foreign shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of investing in a Fund.
Shares of a Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to U.S. estate tax.
Other Taxation
Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Some states may exempt from income tax all or a portion of dividends paid to a shareholder by a Fund if such dividends are derived from interest on qualifying U.S. federal obligations. Each Fund will provide information annually to shareholders indicating the amount and percentage of a Fund’s distributions which are attributable to qualifying U.S. federal obligations. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences of making an investment in a Fund.
Counsel and Independent Registered Public Accounting Firm
Legal matters in connection with the issuance of the shares of each Fund offered hereby will be passed on by Simpson Thacher & Bartlett LLP, 900 G Street, NW, Washington, D.C. 20001.
PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017, has been appointed as the independent registered public accounting firm for the Funds and the AQR Managed Futures Strategy Offshore Fund Ltd., the AQR Managed Futures Strategy HV Offshore Fund Ltd., the AQR Multi-Asset Offshore Fund Ltd. (formerly, AQR Risk Parity Offshore Fund Ltd.), the AQR Multi-Strategy Alternative Offshore Fund Ltd., the AQR Risk-Balanced Commodities Strategy Offshore Fund Ltd., the AQR Risk Parity II MV Offshore Fund Ltd., the AQR Risk Parity II HV Offshore Fund Ltd., the AQR Style Premia Alternative Offshore Fund Ltd., the AQR Global Macro Offshore Fund Ltd., and the AQR Style Premia Alternative LV Offshore Fund Ltd. The audited financial statements and notes thereto in the Funds’ Annual Report to Shareholders for the fiscal year ended December 31, 2019 (the “2019 Annual Report”) are incorporated by reference herein. No other parts of the 2019 Annual Report are incorporated by reference herein. The financial statements included in the 2019 Annual Report have been audited by PricewaterhouseCoopers LLP. The report of PricewaterhouseCoopers LLP is incorporated herein by reference.
Registration Statement
The Prospectus and this SAI are not an offering of the securities herein described in any state in which such offering may not be lawfully made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this SAI.

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Appendix A—Proxy Voting Policies and Procedures
Proxy Voting Policies and Procedures
I.	STATEMENT OF POLICY
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to seek to ensure that such rights are properly and timely exercised. AQR Capital Management, LLC (“AQR”)[1] generally retains proxy voting authority with respect to securities purchased for its clients. AQR will seek to vote proxies in the best interest of its clients and in accordance with this Proxy Voting Policy and Procedures (the “Policy”).
AQR’s processes and practices seek to ensure that proxy voting decisions are suitable for individual funds. For most proxy proposals the evaluation will result in the same position being taken across all of the funds and the funds voting as a block. In some cases, however, a fund may vote differently, depending upon the nature and objective of the fund, the composition of its portfolio, and other factors.
II.	USE OF THIRD-PARTY PROXY VOTING SERVICE
The U.S. Securities and Exchange Commission and its staff have expressed the view that although the voting of proxies remains the duty of an investment adviser, an investment adviser may contract with a proxy advisory firm to perform certain functions with respect to proxy voting so long as the investment adviser ascertains, among other things, whether the proxy advisory firm has the capacity and competence to adequately analyze proxy issues.
AQR has engaged Institutional Shareholder Services Inc. (“ISS”), an independent third-party proxy advisory firm, to provide proxy voting services with respect to securities held in a given fund or account. ISS’ proxy voting services include, but are not limited to, receiving proxy ballots, working with AQR’s custodian banks, executing votes and maintaining vote records. ISS votes according to ISS’s proxy voting guidelines subscribed by a given AQR fund or account, unless instructed otherwise by AQR.
AQR also requires ISS to identify and provide information regarding any material business changes or conflicts of interest on an ongoing basis. Where a conflict of interest may exist, AQR requires ISS to provide information on how said conflict is being addressed. If, as a result of the AQR’s examination of ISS’s conflicts of interest, a determination is made that a material conflict of interest exists, AQR’s Chief Compliance Officer (the “CCO”) or designee will determine whether to follow ISS’s recommendation or take other action with respect to the proxy vote.
At least annually, the Compliance Department will review the capacity and competence of ISS. Specifically, the Compliance Department will:
1.	Review ISS’s proxy voting guidelines and assess the adequacy of the guidelines, including assessing whether the guidelines are reasonably designed to ensure that proxies are voted in the best interests of AQR’s clients;
2.	Review ISS’s procedures to seek to ensure that its proxy voting recommendations are based on current and accurate information;
3.	Review a sample of ISS’s proxy votes to review whether ISS has complied with ISS’s proxy voting guidelines;
4.	Obtain a certification or other information from ISS regarding its independence and impartiality.
III.	VOTING PROCEDURES
ISS is responsible for coordinating with AQR’s clients’ custodians to seek to ensure that all proxy materials received by custodians relating to a client’s securities are processed in a timely fashion. Proxies relating to securities held in client accounts will typically be sent directly to ISS. In the event that proxy materials are sent to AQR directly instead of ISS, AQR will use reasonable efforts to identify and forward those materials promptly to ISS for processing.
As noted in Section II, ISS will vote proxies in accordance with the subscribed proxy voting guidelines, unless instructed otherwise by AQR.

[1]	The term “AQR” includes AQR Capital Management, LLC and CNH Partners, LLC and their respective investment advisory affiliates.

AQR Funds–Statement of Additional Information94
IV.	VOTING GUIDELINES
To the extent that AQR is voting a proxy itself and not utilizing ISS’s recommendation, AQR will be required to vote proxies in a way that, in AQR’s best judgment, is in the best interest of AQR’s clients holding such securities. Unless prior approval is obtained from the CCO or designee, the following guidelines will generally be adhered to when AQR is voting a proxy itself:
1.	AQR will not engage in conduct that involves an attempt to change or influence the control of a public company. In addition, all communications regarding proxy issues or corporate actions between companies or their agents, or with fellow shareholders, shall be for the sole purpose of expressing and discussing AQR's concerns for its advisory clients' interests and not for an attempt to influence or control management;
2.	AQR will not announce its voting intentions and the reasons therefore; and
3.	AQR will not initiate a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.
AQR or ISS may not vote a proxy in certain situations, including but not limited to, when:
1.	The cost of voting a proxy outweighs the benefit of voting;
2.	AQR is not given enough time to process the vote;
3.	AQR has an outstanding sell order or intends to sell the applicable security prior to the voting date;
4.	There are restrictions on trading resulting from the exercise of a proxy; or
5.	Voting would cause an undue burden to AQR.
Additionally, from time to time, AQR or ISS may be unable to cast a vote prior to the cutoff date for reasons including, but not limited to, timing of transferring proxy information. AQR does not view non-voted proxy ballots to be a material issue for either the clients or AQR’s investment strategies. AQR typically follows a systematic, research-driven approach, applying quantitative tools to process fundamental information and manage risk, significantly reducing the importance and usefulness of the proxies AQR receives and votes, or causes to be voted, on behalf of its clients.
Moreover, some of AQR’s strategies primarily focus on portfolio management and research related to macro trading strategies which are implemented through the use of derivatives. These strategies typically do not hold equity securities with voting rights, but may, in certain circumstances, hold an exchange traded fund (“ETF”) for the purpose of managing market exposure. For these funds and accounts that only have a de minimis exposure to equites via an ETF used for equitization, AQR will not vote proxies.
V.	POTENTIAL CONFLICTS OF INTEREST OF THE ADVISER
AQR mitigates potential conflicts of interest by generally voting in accordance with the pre-determined voting recommendations outlined in the subscribed voting guidelines of our independent third party provider, ISS. However, from time to time, AQR may determine to vote contrary to the recommendation of ISS which could give rise to potential conflicts of interest.
In the event that AQR intends to directly vote a proxy in a manner that is inconsistent with ISS’s recommendation, the Compliance Department will examine any conflicts that exist between the interests of AQR and its clients. This examination includes, but is not limited to, a review of any material economic interest, including outside business activities, of AQR, its personnel, and its affiliates with the issuer of the security in question.
If, as a result of the Compliance Department’s examination, a material conflict of interest is found to exist, AQR will determine whether:
1.	Directly voting the meeting is in the best interests of the client;
2.	ISS’s recommendation should be followed; or
3.	The client should approve the ISS recommendation.

AQR Funds–Statement of Additional Information95
VI.	DISCLOSURE
Upon request, AQR will furnish a copy of this Policy to the requesting client and information on how the client’s proxies were voted. If a client requests how the client’s proxies were voted, AQR will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about:
1.	The name of the issuer;
2.	The proposal voted upon; and
3.	The election made for the proposal.
Clients may contact AQR’s Client Administration team by calling 203-742-3700 or via e-mail at Client.Admin@aqr.com for a copy of the ISS Proxy Voting Guidelines or to obtain a record of how proxies were voted for their account.
VII.	AQR FUNDS
On an annual basis, AQR will provide, or cause ISS to provide, to the AQR Funds’ administrator or other designee on a timely basis, any and all reports and information necessary to prepare and file Form N-PX, which is required by Rule 30b1-4 under the Investment Company Act of 1940.[2]
VIII.	PROXY RECORDKEEPING
AQR will maintain the following records with respect to this Policy:
1.	A copy of the Policy, and any amendments thereto;
2.	A copy of any document AQR created that was material to making a decision how to vote proxies, or that memorializes that decision.
AQR will cause ISS to maintain the following records below under this Policy for a period of no less than 5 years as required by SEC Rule 204-2. In addition, ISS will promptly produce such records upon request. Records will include:
1.	A copy of the ISS Proxy Voting Guidelines;
2.	A copy of ISS’s policies and procedures related to voting of proxies and management of conflicts of interest;
3.	A copy of each research report prepared by ISS;
4.	A copy of each proxy ballot received; and
5.	A record of each vote cast.
IX.	REVIEW OF POLICY AND PROCEDURES
The Compliance Department shall review, no less frequently than annually, the adequacy of this Policy to ensure it has been implemented effectively, including whether the Policy continues to be reasonably designed to ensure that proxies are voted in the best interests of its clients.

[2]	Form N-PX is required to contain an AQR Fund’s complete proxy voting record for the most recent 12-month period ended June 30 and must be filed no later than August 31 of each year.

PART C
OTHER INFORMATION
Item 28. Exhibits
(a)	(1)	Certificate of Trust as filed with the State of Delaware on September 4, 2008[1]
	(2)	(i)	Declaration of Trust dated as of September 4, 2008[1]
		(ii)	Amended Schedule A to the Declaration of Trust[41]
(b)	Bylaws of the Registrant[1]
(c)	The Trust does not issue Certificates. See Article III, “Meetings of Shareholders,” and Article VIII, “Inspection of Records and Reports” of Registrant’s Bylaws.[1] See Article III, “Shares,” and Article V, “Shareholders’ Voting Powers and Meetings” of Declaration of Trust of the Registrant.[1]
(d)	(1)	(i)	Third Amended and Restated Investment Management Agreement[30]
		(ii)	First Amendment to Third Amended and Restated Investment Management Agreement[34]
		(iii)	Second Amendment to Third Amended and Restated Investment Management Agreement[39]
	(2)	(i)	Second Amended and Restated Investment Sub-Advisory Agreement among Registrant, AQR Capital Management, LLC and CNH Partners, LLC[26]
	(3)	(i)	Investment Sub-Advisory Agreement among Registrant, AQR Capital Management, LLC and CNH Partners, LLC[8]
	(4)	(i)	Investment Management Agreement II between Registrant and AQR Capital Management, LLC[28]
		(ii)	to Investment Management Agreement II between Registrant and AQR Capital Management, LLC[29]
		(iii)	Second Amendment to Investment Management Agreement II between Registrant and AQR Capital Management, LLC[32]
		(iv)	Third Amendment to Investment Management Agreement II between Registrant and AQR Capital Management, LLC[33]
		(v)	Fourth Amendment to Investment Management Agreement II between Registrant and AQR Capital Management, LLC[37]
(e)	(1)	Distribution Agreement[35]
	(2)	Distribution Fee Letter Agreement[35]
	(3)	First Amendment to Distribution Agreement[37]
	(4)	First Amendment to Distribution Fee Letter Agreement[37]
	(5)	Second Amendment to Distribution Agreement[38]
	(6)	Second Amendment to Distribution Fee Letter Agreement[38]
(f)	Not Applicable
(g)	(1)	(i)	Global Custody Agreement between the AQR Funds and JPMorgan Chase Bank, N.A.[6]
		(ii)	Global Custody Agreement between the AQR Funds and JPMorgan Chase Bank, N.A.[8]
		(iii)	Global Custody Agreement between the AQR Funds and JPMorgan Chase Bank, N.A.[8]
		(iv)	Second Amendment to Global Custody Agreement between the AQR Funds and JPMorgan Chase Bank, N.A.[9]
		(v)	Third Amendment to Global Custody Agreement between the AQR Funds and JPMorgan Chase Bank, N.A.[10]
		(vi)	Fourth Amendment to Global Custody Agreement between the AQR Funds and JPMorgan Chase Bank, N.A.[11]
		(vii)	Fifth Amendment to Global Custody Agreement between the AQR Funds and JPMorgan Chase Bank, N.A.[13]
		(viii)	Sixth Amendment to Global Custody Agreement between the AQR Funds and JPMorgan Chase Bank, N.A.[14]
		(ix)	Seventh Amendment to Global Custody Agreement between the AQR Funds and JPMorgan Chase Bank, N.A.[15]
1

		(x)	Global Custody Agreement between the AQR Funds and JPMorgan Chase Bank, N.A.[15]
		(xi)	Eighth Amendment to Global Custody Agreement between the AQR Funds and JPMorgan Chase Bank, N.A.[18]
		(xii)	Ninth Amendment to Global Custody Agreement between AQR Funds and JPMorgan Chase Bank, N.A.[23]
		(xiii)	Global Custody Agreement between the AQR Funds and JPMorgan Chase Bank, N.A.[23]
		(xiv)	Global Custody Agreement between the AQR Funds and JPMorgan Chase Bank, N.A.[23]
		(xv)	Tenth Amendment to Global Custody Agreement between AQR Funds and JPMorgan Chase Bank, N.A.[24]
		(xvi)	Global Custody Agreement between AQR Funds and JPMorgan Chase Bank, N.A.[24]
		(xvii)	Eleventh Amendment to Global Custody Agreement between AQR Funds and JPMorgan Chase Bank, N.A. [29]
		(xviii)	Global Custody Agreement between AQR Funds and JPMorgan Chase Bank, N.A. [29]
		(xix)	Global Custody Agreement between AQR Funds and JPMorgan Chase Bank, N.A. [29]
		(xx)	Global Custody Agreement between AQR Funds and JPMorgan Chase Bank, N.A. [29]
		(xxi)	Global Custody Agreement between the AQR Funds and JPMorgan Chase Bank, N.A.[32]
		(xxii)	Global Custody Agreement between AQR Funds and JPMorgan Chase Bank, N.A. [33]
		(xxiii)	Global Custody Agreement between AQR Funds and JPMorgan Chase Bank, N.A.[37]
	(2)	(i)	Master Custodian Agreement between AQR Funds and State Street Bank and Trust Company[16]
		(ii)	Amendment to Master Custodian Agreement between AQR Funds and State Street Bank and Trust Company[20]
		(iii)	Amendment to Master Custodian Agreement between AQR Funds and State Street Bank and Trust Company[23]
		(iv)	Amendment to Master Custodian Agreement between AQR Funds and State Street Bank and Trust Company[24]
		(v)	Amendment to Master Custodian Agreement between AQR Funds and State Street Bank and Trust Company[26]
		(vi)	Amendment to Master Custodian Agreement between AQR Funds and State Street Bank and Trust Company[27]
		(vii)	Amendment to Master Custodian Agreement between AQR Funds and State Street Bank and Trust Company[29]
		(viii)	Amendment to Master Custodian Agreement between AQR Funds and State Street Bank and Trust Company[32]
(h)	(1)	(i)	Administration Agreement between AQR Funds and J.P. Morgan Investor Services Co.[6]
		(ii)	Amendment to Administration Agreement between AQR Funds and J.P. Morgan Investor Services Co.[7]
		(iii)	Amendment Two to Administration Agreement between AQR Funds and J.P. Morgan Investor Services Co.[8]
		(iv)	Amendment Three to Administration Agreement between AQR Funds and J.P. Morgan Investor Services Co.[9]
		(v)	Amendment Four to Administration Agreement between AQR Funds and J.P. Morgan Investor Services Co.[10]
		(vi)	Amendment Five to Administration Agreement between AQR Funds and J.P. Morgan Investor Services Co.[11]
		(vii)	Amendment Six to Administration Agreement between AQR Funds and J.P. Morgan Investor Services Co.[13]
		(viii)	Amendment Seven to Administration Agreement between AQR Funds and J.P. Morgan Investor Services Co.[14]
		(ix)	Amendment Eight to Administration Agreement between AQR Funds and J.P. Morgan Investor Services Co.[15]
		(x)	Amendment Nine to Administration Agreement between AQR Funds and J.P. Morgan Investor Services Co.[18]
		(xi)	Amendment Ten to Administration Agreement between AQR Funds and J.P. Morgan Investor Services Co.[23]
		(xii)	Amendment Eleven to Administration Agreement between AQR Funds and J.P. Morgan Investor Services Co.[24]
		(xiii)	Amendment Twelve to Administration Agreement between AQR Funds and J.P. Morgan Investor Services Co. [29]
		(xiv)	Joinder to Administration Agreement between AQR Funds and J.P. Morgan Chase Bank, N.A.[32]
2

	(xv)	Joinder to Administration Agreement between AQR Funds and J.P. Morgan Chase Bank, N.A. [33]
	(xvi)	Amendment to Administration Agreement between AQR Funds and J.P. Morgan Chase Bank, N.A.[36]
	(xvii)	Joinder to Administration Agreement between AQR Funds and J.P. Morgan Chase Bank, N.A.[37]
(2)	(i)	Transfer Agency and Service Agreement[2]
	(ii)	Amendment to Transfer Agency and Service Agreement[3]
	(iii)	Second Amendment to Transfer Agency and Service Agreement[5]
	(iv)	Third Amendment to Transfer Agency and Service Agreement[6]
	(v)	Fourth Amendment to Transfer Agency and Service Agreement[8]
	(vi)	Fifth Amendment to Transfer Agency and Service Agreement[9]
	(vii)	Sixth Amendment to Transfer Agency and Service Agreement[10]
	(viii)	Seventh Amendment to Transfer Agency and Service Agreement[11]
	(ix)	Eighth Amendment to Transfer Agency and Service Agreement[13]
	(x)	Ninth Amendment to Transfer Agency and Service Agreement[13]
	(xi)	Tenth Amendment to Transfer Agency and Service Agreement[14]
	(xii)	Eleventh Amendment to Transfer Agency and Service Agreement[15]
	(xiii)	Twelfth Amendment to Transfer Agency and Service Agreement[18]
	(xiv)	Thirteenth Amendment to Transfer Agency and Service Agreement[21]
	(xv)	Fourteenth Amendment to Transfer Agency and Service Agreement[23]
	(xvi)	Fifteenth Amendment to Transfer Agency and Service Agreement[24]
	(xvii)	Sixteenth Amendment to Transfer Agency and Service Agreement[25]
	(xviii)	Seventeenth Amendment to Transfer Agency and Service Agreement[28]
	(xix)	nt29
	(xx)	nt32
	(xxi)	Twentieth Amendment to Transfer Agency and Service Agreement[33]
	(xxii)	Twenty-First Amendment to Transfer Agency and Service Agreement[37]
	(xxiii)	Twenty-Second Amendment to Transfer Agency and Service Agreement[38]
(3)	(i)	Transfer Agency Interactive Client Services Agreement[3]
	(ii)	Amendment to Transfer Agency Interactive Client Services Agreement[3]
	(iii)	Second Amendment to Transfer Agency Interactive Client Services Agreement[5]
	(iv)	Third Amendment to Transfer Agency Interactive Client Services Agreement[6]
	(v)	Fourth Amendment to Transfer Agency Interactive Client Services Agreement[8]
	(vi)	Fifth Amendment to Transfer Agency Interactive Client Services Agreement[9]
	(vii)	Sixth Amendment to Transfer Agency Interactive Client Services Agreement[10]
	(viii)	Seventh Amendment to Transfer Agency Interactive Client Services Agreement[11]
	(ix)	Eighth Amendment to Transfer Agency Interactive Client Services Agreement[13]
	(x)	Ninth Amendment to Transfer Agency Interactive Client Services Agreement[13]
3

		(xi)	Tenth Amendment to Transfer Agency Interactive Client Services Agreement[14]
		(xii)	Eleventh Amendment to Transfer Agency Interactive Client Services Agreement[15]
		(xiii)	Twelfth Amendment to Transfer Agency Interactive Client Services Agreement[18]
		(xiv)	Thirteenth Amendment to Transfer Agency Interactive Client Services Agreement[21]
		(xv)	Fourteenth Amendment to Transfer Agency Interactive Client Services Agreement[23]
		(xvi)	Fifteenth Amendment to Transfer Agency Interactive Client Services Agreement[24]
		(xvii)	Sixteenth Amendment to Transfer Agency Interactive Client Services Agreement[25]
		(xviii)	Seventeenth Amendment to Transfer Agency Interactive Client Services Agreement[28]
		(xix)	Eighteenth Amendment to Transfer Agency Interactive Client Services Agreement[29]
		(xx)	Nineteenth Amendment to Transfer Agency Interactive Client Services Agreement[32]
		(xxi)	Twentieth Amendment to Transfer Agency Interactive Client Services Agreement[33]
		(xxii)	Twenty-First Amendment to Transfer Agency Interactive Client Services Agreement[37]
		(xxiii)	Twenty-Second Amendment to Transfer Agency Interactive Client Services Agreement[38]
	(4)	(i)	Fifth Amended and Restated Fee Waiver and Expense Reimbursement Agreement[38]
		(ii)	First Amendment to Fifth Amended and Restated Fee Waiver and Expense Reimbursement Agreement[39]
		(iii)	Second Amendment to Fifth Amended and Restated Fee Waiver and Expense Reimbursement Agreement[40]
		(iv)	Third Amendment to Fifth Amended and Restated Fee Waiver and Expense Reimbursement Agreement*
(i)		(1)	Opinion and Consent of Counsel with respect to the legality of shares being issued of the AQR Global Equity Fund, AQR International Equity Fund and AQR Diversified Arbitrage Fund[2]
		(2)	Opinion and Consent of Counsel with respect to the legality of shares being issued of the AQR Momentum Fund, AQR Small Cap Momentum Fund and AQR International Momentum Fund[4]
		(3)	Opinion and Consent of Counsel with respect to the legality of shares being issued of the AQR Managed Futures Strategy Fund[5]
		(4)	Opinion and Consent of Counsel with respect to the legality of shares being issued of the AQR Risk Parity Fund[6]
		(5)	Opinion and Consent of Counsel with respect to the legality of shares being issued of the AQR Multi-Strategy Alternative Fund[8]
		(6)	Opinion and Consent of Counsel with respect to the legality of shares being issued of the AQR Tax-Managed Momentum Fund, AQR Tax-Managed Small Cap Momentum Fund and AQR Tax-Managed International Momentum Fund[9]
		(7)	Opinion and Consent of Counsel with respect to the legality of shares being issued of the AQR U.S. Defensive Equity Fund, AQR International Defensive Equity Fund, AQR Emerging Defensive Equity Fund, AQR Risk-Balanced Commodities Strategy Fund, and AQR Risk-Balanced Commodities Strategy LV Fund[10]
		(8)	Opinion and Consent of Counsel with respect to the legality of shares being issued of the AQR Risk Parity II MV Fund and AQR Risk Parity II HV Fund[11]
		(9)	Opinion and Consent of Counsel with respect to the legality of Class N shares being issued of the AQR Momentum Fund, AQR Small Cap Momentum Fund, AQR International Momentum Fund, AQR Tax-Managed Momentum Fund, AQR Tax-Managed Small Cap Momentum Fund and AQR Tax-Managed International Momentum Fund[12]
		(10)	Opinion and Consent of Counsel with respect to the legality of shares being issued of the AQR Core Equity Fund, AQR Small Cap Core Equity Fund and AQR International Core Equity Fund[13]
		(11)	Opinion and Consent of Counsel with respect to the legality of shares being issued of the AQR Long-Short Equity Fund and AQR Managed Futures Strategy HV Fund[14]
4

	(12)	Opinion and Consent of Counsel with respect to the legality of shares being issued of the AQR Style Premia Alternative Fund[15]
	(13)	Opinion and Consent of Counsel with respect to the legality of Class R6 shares being issued of the AQR Global Equity Fund and the AQR International Equity Fund[17]
	(14)	Opinion and Consent of Counsel with respect to the legality of shares being issued of the AQR Global Macro Fund[18]
	(15)	Opinion and Consent of Counsel with respect to the legality of shares being issued of the AQR Emerging Core Equity Fund and AQR Emerging Momentum Fund[19]
	(16)	Opinion and Consent of Counsel with respect to the legality of Class R6 shares being issued of the AQR Core Equity Fund, AQR Small Cap Core Equity Fund, AQR International Core Equity Fund, AQR Emerging Core Equity Fund, AQR Momentum Fund, AQR Small Cap Momentum Fund, AQR International Momentum Fund, AQR Emerging Momentum Fund, AQR Tax-Managed Momentum Fund, AQR Tax-Managed Small Cap Momentum Fund and AQR Tax-Managed International Momentum Fund[21]
	(17)	Opinion and Consent of Counsel with respect to the legality of Class R6 shares being issued of the AQR U.S. Defensive Equity Fund, AQR International Defensive Equity Fund, AQR Emerging Defensive Equity Fund, AQR Diversified Arbitrage Fund, AQR Global Macro Fund, AQR Long-Short Equity Fund, AQR Managed Futures Strategy Fund, AQR Managed Futures Strategy HV Fund, AQR Multi-Strategy Alternative Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk Parity Fund, AQR Risk Parity II MV Fund, AQR Risk Parity II HV Fund and the AQR Style Premia Alternative Fund[22]
	(18)	Opinion and Consent of Counsel with respect to the legality of shares being issued of the AQR Equity Market Neutral Fund and AQR Style Premia Alternative LV Fund[23]
	(19)	Opinion and Consent of Counsel with respect to the legality of shares being issued of the AQR TM Large Cap Multi- Style Fund, AQR TM Small Cap Multi-Style Fund, AQR TM International Multi-Style Fund and AQR TM Emerging Multi-Style Fund[24]
	(20)	Opinion and Consent of Counsel with respect to the legality of Class I shares being issued of the AQR Large Cap Multi- Style Fund, AQR Small Cap Multi-Style Fund, AQR International Multi-Style Fund, AQR Emerging Multi-Style Fund, AQR TM Large Cap Multi-Style Fund, AQR TM Small Cap Multi-Style Fund, AQR TM International Multi-Style Fund, AQR TM Emerging Multi-Style Fund, AQR Large Cap Momentum-Style Fund, AQR Small Cap Momentum Style Fund, AQR International Momentum Style Fund, AQR Emerging Momentum Style Fund, AQR TM Large Cap Momentum Style Fund, AQR TM Small Cap Momentum Style Fund and AQR TM International Momentum Style Fund[25]
	(21)	Opinion and Consent of Counsel with respect to the legality of shares being issued of the AQR Style Premia Alternative II Fund[28]
	(22)	Opinion and Consent of Counsel with respect to the legality of shares being issued of the AQR Large Cap Relaxed Constraint Equity Fund, AQR Small Cap Relaxed Constraint Equity Fund, AQR International Relaxed Constraint Equity Fund and AQR Emerging Relaxed Constraint Equity Fund[29]
	(23)	Opinion and Consent of Counsel with respect to the legality of shares being issued of the AQR Alternative Risk Premia Fund[32]
	(24)	Opinion and Consent of Counsel with respect to the legality of shares being issued of the AQR Core Plus Bond Fund and AQR High Yield Bond Fund[33]
	(25)	Opinion and Consent of Counsel with respect to the legality of shares being issued of the AQR Volatility Risk Premium Fund[37]
(j)	Consent of Independent Registered Public Accounting Firm*
(k)	Not Applicable
(l)	Initial Capital Agreement[2]
(m)	(i)	Amended and Restated Distribution Plan[24]
	(ii)	Amended Exhibit A to Amended and Restated Distribution Plan[37]
(n)	(i)	Twenty-Third Amended and Restated Multiple Class Plan[37]
5

(o)	Reserved.
(p)	(1)	Code of Ethics of AQR Funds[31]
	(2)	Code of Ethics of AQR Capital Management, LLC and CNH Partners, LLC[39]
	(3)	Code of Ethics of ALPS Distributor, Inc. [33]
Other Exhibit:		Powers of Attorney of Brian Posner, L. Joe Moravy, William Atwell, Gregg Behrens, Mark Zurack and David G. Kabiller[41]

[1]	Incorporated by reference from the Registrant’s initial Registration Statement, SEC File No. 333-153445, filed September 11,
2008.
[2]	Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed December 17, 2008.
[3]	Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed May 19, 2009.
[4]	Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed July 9, 2009.
[5]	Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed December 28, 2009.
[6]	Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed September 28, 2010.
[7]	Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed May 3, 2011.
[8]	Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed July 15, 2011.
[9]	Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed January 13, 2012.
[10]	Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed June 25, 2012.
[11]	Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed October 26, 2012.
[12]	Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed November 26, 2012.
[13]	Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed March 12, 2013.
[14]	Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed June 20, 2013.
[15]	Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed September 19, 2013.
[16]	Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed October 31, 2013.
[17]	Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed December 27, 2013.
[18]	Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed March 27, 2014.
[19]	Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed April 17, 2014.
[20]	Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed July 2, 2014.
[21]	Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed July 9, 2014.
[22]	Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed August 29, 2014.
[23]	Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed September 15, 2014.
[24]	Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed January 27, 2015.
[25]	Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed March 30, 2015.
[26]	Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed April 29, 2015.
[27]	Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed January 27, 2016.
[28]	Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed February 12, 2016.
[29]	Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed December 9, 2016.
[30]	Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed January 27, 2017.
[31]	Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed April 27, 2017.
[32]	Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed August 22, 2017.
[33]	Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed December 27, 2017.
[34]	Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed January 26, 2018.
[35]	Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed April 27, 2018.
[36]	Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed August 1, 2018.
[37]	Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed October 12, 2018.
[38]	Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed January 28, 2019.
[39]	Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed April 30, 2019.
[40]	Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed January 28, 2020.
[41]	Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed March 13, 2020.
*Filed herewith.
Item 29. Persons Controlled by or Under Common Control with the Fund
The AQR Managed Futures Strategy Fund wholly owns and controls the AQR Managed Futures Strategy Offshore Fund Ltd., a company organized under the laws of the Cayman Islands as an exempted company. The AQR Managed Futures Strategy HV Fund wholly owns and controls the AQR Managed Futures Strategy HV Offshore Fund Ltd., a company organized under the laws of the Cayman Islands as an exempted company. The AQR Multi-Asset Fund wholly owns and controls the AQR Multi-Asset Offshore Fund Ltd., a company organized under the laws of the Cayman Islands as an exempted company. The AQR Multi-Strategy
6

Alternative Fund wholly owns and controls the AQR Multi-Strategy Alternative Offshore Fund Ltd., a company organized under the laws of the Cayman Islands as an exempted company. The AQR Risk-Balanced Commodities Strategy Fund wholly owns and controls the AQR Risk-Balanced Commodities Strategy Offshore Fund Ltd., a company organized under the laws of the Cayman Islands as an exempted company. The AQR Risk Parity II MV Fund wholly owns and controls the AQR Risk Parity II MV Offshore Fund Ltd., a company organized under the laws of the Cayman Islands as an exempted company. The AQR Risk Parity II HV Fund wholly owns and controls the AQR Risk Parity II HV Offshore Fund Ltd., a company organized under the laws of the Cayman Islands as an exempted company. The AQR Style Premia Alternative Fund wholly owns and controls the AQR Style Premia Alternative Offshore Fund Ltd., a company organized under the laws of the Cayman Islands as an exempted company. The AQR Global Macro Fund wholly owns and controls the AQR Global Macro Offshore Fund Ltd., a company organized under the laws of the Cayman Islands as an exempted company. The AQR Style Premia Alternative LV Fund wholly owns and controls the AQR Style Premia Alternative LV Offshore Fund Ltd., a company organized under the laws of the Cayman Islands as an exempted company.
Item 30. Indemnification
Article VII, Section 2 of the Declaration of Trust provides as follows:
A Trustee, when acting in such capacity, shall not be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust or any Trustee. A Trustee shall not be liable for any act or omission or any conduct whatsoever in his capacity as Trustee, provided that nothing contained herein or in the Delaware Act shall protect any Trustee against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder. No Trustee who has been determined to be an “audit committee financial expert” (for purposes of Section 407 of the Sarbanes-Oxley Act of 2002 or any successor provision thereto) by the Board of Trustees shall be subject to any greater liability or duty of care in discharging such Trustee’s duties and responsibilities by virtue of such determination than is any Trustee who has not been so designated.
Article VII, Section 3 of the Declaration of Trust provides as follows:
(a)	For purposes of this Section 3 and Section 5 of this Article VII and any related provisions of the By-laws, “Agent” means any Person who is, was or becomes an employee or other agent of the Trust who is not a Covered Person; “Proceeding” means any threatened, pending or completed claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (including appeals); and “ liabilities” and “expenses” include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and all other liabilities whatsoever.
(b)	Subject to the exceptions and limitations contained in this Section, as well as any procedural requirements set forth in the By- Laws:
(i)	every person who is, has been, or becomes a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against any and all liabilities and expenses reasonably incurred or paid by him in connection with the defense of any Proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee or officer, and against amounts paid or incurred by him in the settlement thereof;
(ii)	every Person who is, has been, or becomes an Agent of the Trust may, upon due approval of the Trustees (including a majority of the Trustees who are not Interested Persons of the Trust), be indemnified by the Trust, to the fullest extent permitted by law, against any and all liabilities and expenses reasonably incurred or paid by him in connection with the defense of any Proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been an Agent, and against amounts paid or incurred by him in the settlement thereof;
(iii)	every Person who is serving or has served at the request of the Trust as a director, officer, partner, trustee, employee, agent or fiduciary of another domestic or foreign corporation, partnership, joint venture, trust, other enterprise or employee benefit plan (“Other Position”) and who was or is a party or is threatened to be made a party to any Proceeding by reason of alleged acts or omissions while acting within the scope of his or her service in such Other Position, may, upon due approval of the Trustees (including a majority of the Trustees who are not Interested Persons of the Trust), be indemnified by the Trust, to the fullest extent permitted by law, against any and all liabilities and expenses reasonably incurred or paid by him in connection with the defense of any Proceeding in which he becomes involved as a party or otherwise by virtue of his being or having held such Other Position, and against amounts paid or incurred by him in the settlement thereof;
(c)	Without limitation of the foregoing and subject to the exceptions and limitations set forth in this Section, as well as any procedural requirements set forth in the By-Laws, the Trust shall indemnify each Covered Person who was or is a party or is threatened to be made a party to any Proceedings, by reason of alleged acts or omissions within the scope of his or her service as a Covered Person, against judgments, fines, penalties, settlements and reasonable expenses (including attorneys’ fees) actually incurred by him in connection with such proceeding to the maximum extent consistent with state law and the 1940 Act.
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(d)	No indemnification shall be provided hereunder to any Person who shall have been adjudicated by a court or body before which the proceeding was brought (i) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (collectively, “Disabling Conduct”) or (ii) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust.
(e)	The Trust’s financial obligations arising from the indemnification provided herein or in the By-Laws (i) may be insured by policies maintained by the Trust; (ii) shall be severable; (iii) shall not be exclusive of or affect any other rights to which any Person may now or hereafter be entitled; and (iv) shall continue as to a Person who has ceased to be subject to indemnification as provided in this Section as to acts or omissions that occurred while the Person was indemnified as provided herein and shall inure to the benefit of the heirs, executors and administrators of such Person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, may be entitled, and other persons may be entitled by contract or otherwise under law.
(f)	Expenses of a Person entitled to indemnification hereunder in connection with the defense of any Proceeding of the character described in paragraphs (a) and (b) above may be advanced by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 3; provided, however, that either (i) such Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Person will be found entitled to indemnification under Section 3.
Article VII, Section 1 of the By-Laws provides as follows:
With respect to any Proceeding disposed of (whether by settlement, pursuant to a consent decree or otherwise) without an adjudication by the court or other body before which the Proceeding was brought, no indemnification shall be provided hereunder or pursuant to the Declaration of Trust to a Trustee, officer, Agent or other Person unless there has been a dismissal of the Proceeding by the court or other body before which it was brought for insufficiency of evidence of any Disabling Conduct with which such Trustee, officer, Agent or other Person has been charged or a determination that such Trustee, officer, Agent or other Person did not engage in Disabling Conduct:
(i)	by the court or other body before which the Proceeding was brought;
(ii)	by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the Proceeding based upon a review of readily available facts (as opposed to a full trial-type inquiry); or
(iii)	by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).
Item 31.	Business and Other Connections of the Investment Adviser
The Registrant’s investment adviser, AQR Capital Management, LLC (“Adviser”), is a Delaware limited liability company that serves as investment adviser to the AQR Funds and provides investment advisory services. Additional information as to Adviser and its management is included in Adviser’s Form ADV filed with the U.S. Securities and Exchange Commission (“SEC”) (File No. 801- 55543), which is incorporated herein by reference. The Adviser’s Form ADV and the following table set forth information as to any business, profession, vocation or employment of a substantial nature engaged in by Adviser and its principals during the past two years.
Name and Position with Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Lasse Pedersen, Principal	Copenhagen Business School Howitzvej 60, 2000 Frederiksberg, Denmark 2815 2815	Professor (2011-present)
Scott Richardson, Principal	London Business School 26 Sussex Pl Marylebone, London, UK	Professor of Accounting (2011- present)
Tobias Moskowitz, Principal	Yale University School of Management Yale University New Haven, CT 06511	Dean Takahashi Professor of Finance (2016-present)
The Registrant’s sub-adviser, CNH Partners, LLC (“Sub-Adviser”), is a Delaware limited liability company that serves as
8

investment sub-adviser to AQR Funds with respect to AQR Diversified Arbitrage Fund and certain strategies of the AQR Multi-Strategy Alternative Fund. Additional information as to Sub-Adviser and the management of Sub-Adviser is included in Sub-Adviser’s Form ADV filed with the SEC (File No. 801-60678), which is incorporated herein by reference. The Sub-Adviser’s Form ADV and the following table set forth information as to any business, profession, vocation or employment of a substantial nature engaged in by Sub-Adviser and its principals during the past two years.
Name and Position with Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Mark Mitchell, Principal	TD Ameritrade Holding Corp. 200 South 108th Ave Omaha, NE 68154	Director (1996- present)
Item 32.	Principal Underwriters
(a)	ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: 1WS Credit Income Fund, 1290 Funds, Aberdeen Standard Investments ETFs, ALPS Series Trust, The Arbitrage Funds, Axonic Alternative Income Fund, Barings Funds Trust, BBH Trust, Bluerock Total Income + Real Estate Fund, Brandes Investment Trust, Bridge Builder Trust, Broadstone Real Estate Access Fund, Broadview Funds Trust, Brown Advisory Funds, Brown Capital Management Mutual Funds, Cambria ETF Trust, CC Real Estate Income Fund, Centre Funds, CION Ares Diversified Credit Fund, Columbia ETF Trust, Columbia ETF Trust I, Columbia ETF Trust II, CRM Mutual Fund Trust, Cullen Funds Trust, DBX ETF Trust, ETF Series Solutions, Financial Investors Trust, Firsthand Funds, Flat Rock Opportunity Fund, FS Credit Income Fund, FS Energy Total Return Fund, FS Series Trust, Goehring & Rozencwajg Investment Funds, Goldman Sachs ETF Trust, Griffin Institutional Access Credit Fund, Griffin Institutional Access Real Estate Fund, Hartford Funds Exchange-Traded Trust, Hartford Funds NextShares Trust, Harvest Volatility Edge Trust, Heartland Group, Inc., Holland Series Fund, Inc., IndexIQ Active ETF Trust, Index IQ ETF Trust, Infusive US Trust, IVY NextShares Trust, James Advantage Funds, Janus Detroit Street Trust, Lattice Strategies Trust, Litman Gregory Funds Trust, Longleaf Partners Funds Trust, M3Sixty Funds Trust, Mairs & Power Funds Trust, Meridian Fund, Inc., Natixis ETF Trust, Pax World Series Trust I, Pax World Funds Trust III, PRIMECAP Odyssey Funds, Principal Exchange-Traded Funds, Reality Shares ETF Trust, Resource Credit Income Fund, Resource Real Estate Diversified Income Fund, RiverNorth Funds, Sierra Total Return Fund, Smead Funds Trust, SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Sprott Funds Trust, Stadion Investment Trust, Stone Harbor Investment Funds, Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust III, Stone Ridge Trust IV, Stone Ridge Trust V, USCF ETF Trust, USCF Mutual Funds Trust, Wasatch Funds, WesMark Funds, Wilmington Funds, XAI Octagon Credit Trust, and X-Square Balanced Fund.
(b)	To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Position with Fund
Una Troy	Director	None
Bradley J. Swenson	Senior Vice President, Chief Operating Officer, Director	None
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	None
Eric T. Parsons	Vice President, Controller and Assistant Treasurer	None
Joseph J. Frank**	Secretary	None
Patrick J. Pedonti**	Vice President, Treasurer and Assistant Secretary	None
Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary	None
Liza Orr	Vice President, Senior Counsel	None
Jed Stahl	Vice President, Senior Counsel	None
Josh Eihausen	Vice President, Associate Senior Counsel	None
James Stegall	Vice President	None
Gary Ross	Senior Vice President	None
Kevin Ireland	Senior Vice President	None
Stephen J. Kyllo	Vice President, Interim Chief Compliance Officer	None
Hilary Quinn	Vice President	None
Jennifer Craig	Assistant Vice President	None
*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	The principal business address for Messrs. Pedonti, Frank and Fleming is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.
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(c)	Not applicable.
Item 33.	Location of Accounts and Records
All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of the: (a) Registrant; (b) Investment Adviser; (c) Sub-Adviser; (d) Principal Underwriter; (e) Transfer Agent; (f) Administrator and Custodian (JPM); (g) Custodian (SSB) (AQR Style Premia Alternative Fund, AQR Diversified Arbitrage Fund, AQR Equity Market Neutral Fund, AQR Style Premia Alternative LV Fund, AQR Long-Short Equity Fund, AQR Multi-Asset Fund, AQR Multi-Strategy Alternative Fund and AQR Alternative Risk Premia Fund only). The address of each is as follows:
(a)	Registrant AQR Funds Two Greenwich Plaza Greenwich, CT 06830
(b)	Investment Adviser AQR Capital Management, LLC Two Greenwich Plaza Greenwich, CT 06830
(c)	Sub-Adviser CNH Partners, LLC Two Greenwich Plaza, 1st Floor Greenwich, CT 06830
(d)	Principal Underwriter ALPS Distributors, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203
(e)	Transfer Agent ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203
(f)	Administrator and Custodian J.P. Morgan Chase Bank, National Association 1 Chase Manhattan Plaza New York, NY 10005
(g)	Custodian State Street Bank and Trust Company One Lincoln Street Boston, MA 02111
Item 34.	Management Services
Not Applicable.
Item 35.	Undertakings
Not Applicable.
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SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) of the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Greenwich, Connecticut, on the 29th day of April, 2020.
AQR Funds
By	/s/ William Cashel
William Cashel President
Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
	Signature	Title	Date
	/s/ William Cashel	William Cashel
	(William Cashel)	President and Trustee (Principal Executive Officer)	April 29, 2020
	/s/ Heather Bonner	Heather Bonner
	(Heather Bonner)	Chief Financial Officer (Principal Financial Officer)	April 29, 2020
	*	David Kabiller
	(David Kabiller)	Trustee
	*	William L. Atwell
	(William L. Atwell)	Trustee
	*	Gregg D. Behrens
	(Gregg D. Behrens)	Trustee
	*	Brian Posner
	(Brian Posner)	Trustee
	*	L. Joe Moravy
	(L. Joe Moravy)	Trustee
	*	Mark A. Zurack
	(Mark A. Zurack)	Trustee
*By:	/s/ Nicole DonVito		April 29, 2020
Nicole DonVito Attorney-in-fact for each Trustee
1

AQR Managed Futures Strategy Offshore Fund Ltd. has duly caused this Registration Statement of AQR Funds, with respect only to information that specifically relates to AQR Managed Futures Strategy Offshore Fund Ltd., to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Greenwich, Connecticut, on the 29th day of April, 2020.
AQR Managed Futures Strategy Offshore Fund Ltd.:
By	/s/ Nicole DonVito
Nicole DonVito Director
This Registration Statement of AQR Funds, with respect only to information that specifically relates to the AQR Managed Futures Strategy Offshore Fund Ltd., has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ Nicole DonVito	Director of AQR Managed Futures Strategy Offshore Fund Ltd.	April 29, 2020
(Nicole DonVito)
/s/ Heather Bonner	Director of AQR Managed Futures Strategy Offshore Fund Ltd.	April 29, 2020
(Heather Bonner)
2

AQR Managed Futures Strategy HV Offshore Fund Ltd. has duly caused this Registration Statement of AQR Funds, with respect only to information that specifically relates to AQR Managed Futures Strategy HV Offshore Fund Ltd., to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Greenwich, Connecticut, on the 29th day of April, 2020.
AQR Managed Futures Strategy HV Offshore Fund Ltd.:
By	/s/ Nicole DonVito
Nicole DonVito Director
This Registration Statement of AQR Funds, with respect only to information that specifically relates to the AQR Managed Futures Strategy HV Offshore Fund Ltd., has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ Nicole DonVito	Director of AQR Managed Futures Strategy HV Offshore Fund Ltd	April 29, 2020
(Nicole DonVito)
/s/ Heather Bonner	Director of AQR Managed Futures Strategy HV Offshore Fund Ltd.	April 29, 2020
(Heather Bonner)
3

AQR Multi-Strategy Alternative Offshore Fund Ltd. has duly caused this Registration Statement of AQR Funds, with respect only to information that specifically relates to AQR Multi-Strategy Alternative Offshore Fund Ltd., to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Greenwich, Connecticut, on the 29th day of April, 2020.
AQR Multi-Strategy Alternative Offshore Fund Ltd.:
By	/s/ Nicole DonVito
Nicole DonVito Director
This Registration Statement of AQR Funds, with respect only to information that specifically relates to the AQR Multi-Strategy Alternative Offshore Fund Ltd., has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ Nicole DonVito	Director of AQR Multi-Strategy Alternative Offshore Fund Ltd.	April 29, 2020
(Nicole DonVito)
/s/ Heather Bonner	Director of AQR Multi-Strategy Alternative Offshore Fund Ltd.	April 29, 2020
(Heather Bonner)
4

AQR Risk-Balanced Commodities Strategy Offshore Fund Ltd. has duly caused this Registration Statement of AQR Funds, with respect only to information that specifically relates to AQR Risk-Balanced Commodities Strategy Offshore Fund Ltd., to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Greenwich, Connecticut, on the 29th day of April, 2020.
AQR Risk-Balanced Commodities Strategy Offshore Fund Ltd.:
By	/s/ Nicole DonVito
Nicole DonVito Director
This Registration Statement of AQR Funds, with respect only to information that specifically relates to the AQR Risk-Balanced Commodities Strategy Offshore Fund Ltd., has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ Nicole DonVito	Director of AQR Risk-Balanced Commodities Strategy Offshore Fund Ltd.	April 29, 2020
(Nicole DonVito)
/s/ Heather Bonner	Director of AQR Risk-Balanced Commodities Strategy Offshore Fund Ltd.	April 29, 2020
(Heather Bonner)
5

AQR Multi-Asset Offshore Fund Ltd. has duly caused this Registration Statement of AQR Funds, with respect only to information that specifically relates to AQR Multi-Asset Offshore Fund Ltd., to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Greenwich, Connecticut, on the 29th day of April, 2020.
AQR Multi-Asset Offshore Fund Ltd.:
By	/s/ Nicole DonVito
Nicole DonVito Director
This Registration Statement of AQR Funds, with respect only to information that specifically relates to the Multi-Asset Offshore Fund Ltd., has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ Nicole DonVito	Director of AQR Multi-Asset Offshore Fund Ltd.	April 29, 2020
(Nicole DonVito)
/s/ Heather Bonner	Director of AQR Multi-Asset Offshore Fund Ltd.	April 29, 2020
(Heather Bonner)
6

AQR Risk Parity II HV Offshore Fund Ltd. has duly caused this Registration Statement of AQR Funds, with respect only to information that specifically relates to AQR Risk Parity II HV Offshore Fund Ltd., to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Greenwich, Connecticut, on the 29th day of April, 2020.
AQR Risk Parity II HV Offshore Fund Ltd.:
By	/s/ Nicole DonVito
Nicole DonVito Director
This Registration Statement of AQR Funds, with respect only to information that specifically relates to the Risk Parity II HV Offshore Fund Ltd., has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ Nicole DonVito	Director of AQR Risk Parity II HV Offshore Fund Ltd.	April 29, 2020
(Nicole DonVito)
/s/ Heather Bonner	Director of AQR Risk Parity II HV Offshore Fund Ltd.	April 29, 2020
(Heather Bonner)
7

AQR Risk Parity II MV Offshore Fund Ltd. has duly caused this Registration Statement of AQR Funds, with respect only to information that specifically relates to AQR Risk Parity II MV Offshore Fund Ltd., to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Greenwich, Connecticut, on the 29th day of April, 2020.
AQR Risk Parity II MV Offshore Fund Ltd.:
By	/s/ Nicole DonVito
Nicole DonVito Director
This Registration Statement of AQR Funds, with respect only to information that specifically relates to the Risk Parity II MV Offshore Fund Ltd., has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ Nicole DonVito	Director of AQR Risk Parity II MV Offshore Fund Ltd.
(Nicole DonVito)		April 29, 2020
/s/ Heather Bonner	Director of AQR Risk Parity II MV Offshore Fund Ltd.
(Heather Bonner)		April 29, 2020
8

AQR Global Macro Offshore Fund Ltd. has duly caused this Registration Statement of AQR Funds, with respect only to information that specifically relates to AQR Global Macro Offshore Fund Ltd., to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Greenwich, Connecticut, on the 29th day of April, 2020.
AQR Global Macro Offshore Fund Ltd.:
By	/s/ Nicole DonVito
Nicole DonVito Director
This Registration Statement of AQR Funds, with respect only to information that specifically relates to the Global Macro Offshore Fund Ltd., has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ Nicole DonVito	Director of AQR Global Macro Offshore Fund Ltd.	April 29, 2020
(Nicole DonVito)
/s/ Heather Bonner	Director of AQR Global Macro Offshore Fund Ltd.	April 29, 2020
(Heather Bonner)
9

AQR Style Premia Alternative Offshore Fund Ltd. has duly caused this Registration Statement of AQR Funds, with respect only to information that specifically relates to AQR Style Premia Alternative Offshore Fund Ltd., to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Greenwich, Connecticut, on the 29th day of April, 2020.
AQR Style Premia Alternative Offshore Fund Ltd.:
By	/s/ Nicole DonVito
Nicole DonVito Director
This Registration Statement of AQR Funds, with respect only to information that specifically relates to the Style Premia Alternative Offshore Fund Ltd., has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ Nicole DonVito	Director of AQR Style Premia Alternative Offshore Fund Ltd.	April 29, 2020
(Nicole DonVito)
/s/ Heather Bonner	Director of AQR Style Premia Alternative Offshore Fund Ltd.	April 29, 2020
(Heather Bonner)
10

AQR Style Premia Alternative LV Offshore Fund Ltd. has duly caused this Registration Statement of AQR Funds, with respect only to information that specifically relates to AQR Style Premia Alternative LV Offshore Fund Ltd., to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Greenwich, Connecticut, on the 29th day of April, 2020.
AQR Style Premia Alternative LV Offshore Fund Ltd.:
By	/s/ Nicole DonVito
Nicole DonVito Director
This Registration Statement of AQR Funds, with respect only to information that specifically relates to the AQR Style Premia Alternative LV Offshore Fund Ltd., has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ Nicole DonVito	Director of AQR Style Premia Alternative LV Offshore Fund Ltd.	April 29, 2020
(Nicole DonVito)
/s/ Heather Bonner	Director of AQR Style Premia Alternative LV Offshore Fund Ltd.	April 29, 2020
(Heather Bonner)
11